UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	ENHANCED LARGE CAP FUND

31	INCOME EQUITY FUND

35	INTERNATIONAL EQUITY FUND

38	LARGE CAP EQUITY FUND

41	LARGE CAP GROWTH FUND

44	LARGE CAP VALUE FUND

46	SMALL CAP CORE FUND

72	SMALL CAP VALUE FUND

83	TECHNOLOGY FUND

85	NOTES TO THE FINANCIAL STATEMENTS

96	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

97	TAX INFORMATION

98	FUND EXPENSES

100	TRUSTEES AND OFFICERS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

ENHANCED LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Enhanced Large Cap Fund returned 9.64% during the 12-month reporting period ended March 31, 2012, outperforming the 8.54% return of its benchmark, the S&P 500® Index. In the first half of the reporting period, elevated investor risk aversion led to an unsteady market environment and outperformance for higher quality, lower volatility stocks with above-average yields. In the second half of the reporting period, large cap equities rallied sharply on signs of a strengthening economy. Investors who were bold enough to take on risk were rewarded as stocks posted their largest first-quarter returns since 1998. Technology companies and bank stocks were key beneficiaries of the momentum shift from risk aversion to risk seeking in the latter half of the period. During the period, the top-performing market segments were the information technology and consumer discretionary sectors, while energy and materials companies lagged.

Stock selection accounted for most of the Fund’s outperformance, as our sector allocation was broadly neutral except for the positive impact of the Fund’s slight underweight in financials. Our process considers and ranks companies based on four criteria to inform investment decisions: valuation, sentiment, profitability and management activities. Quality-oriented criteria, such as those that favor profitability and management stewardship of capital, were the bright spots during the reporting period, outperforming the market early but eventually fading as investor risk appetite began to improve. Momentum-based strategies lagged, despite outperformance for companies with positive earnings revisions. Relative valuation strategies — which seek to identify inexpensive companies — were largely ineffective, as more richly valued stocks dominated performance toward the end of the period.

The outlook for risk-taking has improved, as last year’s halting economic recovery — which resulted in a more cautious outlook — has been replaced by more positive economic news. In this environment, quality dividend payers have begun to take a back seat to growth-oriented stocks. We see this shift in market leadership as a positive sign.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
ENHANCED LARGE CAP	9.64%	23.51%	0.83%	2.98%

S&P 500® INDEX	8.54	23.42	2.01	3.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

ALEX RYER With Northern Trust since 2005

MARK C. SODERGREN
With Northern Trust since 2007

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
NET ASSETS	$13.5 MILLION
NET ASSET VALUE	$10.17
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.26%
NET EXPENSE RATIO	0.60%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund returned 2.03% during the 12-month reporting period ended March 31, 2012, trailing the 8.54% return of the S&P 500® Index. Our largest margin of underperformance occurred within the information technology, materials and consumer staples sectors. Information technology accounted for nearly four percentage points of the performance shortfall. An underweight position in the sector, combined with having no exposure to Apple Inc., were the key drivers of underperformance. Apple — which now makes up more than 4% of the Index — gained 72% for the period, and not owning the stock resulted in two percentage points of underperformance relative to the benchmark. On the positive side, the Fund outperformed within the healthcare, consumer discretionary and energy sectors.

Top contributors among individual stocks were United Rentals, Home Depot and Mattel. United Rentals performed well throughout the reporting period as investors gained confidence that the recovery in the U.S. economy would result in higher capacity utilization and lead to better pricing in the company’s equipment-rental business. Home Depot beat sales and earnings expectations for three straight quarters, buoyed by weather-related events and strength in its core business. Mattel lifted performance in the last quarter of the period following the completion of a meaningful acquisition and expectations for improving gross margins. The largest individual detractors were EnCana, Cemex, and ArcelorMittal. EnCana underperformed due to weak natural gas prices, a trend that began last summer and was exacerbated by a warmer than average winter in the United States. Cemex, a Mexican cement producer, underperformed due to concerns that it would not be able to exploit a recovery in the U.S. housing market. The steel producer ArcelorMittal was pressured by a weak pricing environment coupled with rising input costs and tepid European demand.

We continue to seek out companies which we believe have both attractive valuation measures and strong, sustainable cash flow generation. Disciplined risk management is an important overlay that helps prevent position sizes or sector weight variances from becoming material performance drivers. Our asset allocation continues to include select convertible securities in order to reduce volatility and potentially enhance yield.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	2.03%	3.53%	6.52%	8.16%

S&P 500® INDEX	8.54	2.01	4.12	8.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
NET ASSETS	$387 MILLION
NET ASSET VALUE	$12.99
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.23%
NET EXPENSE RATIO	0.99%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global stocks generated below-average returns during the 12-month reporting period ended March 31, 2012. Anxiety over China’s reporting of its slowest economic growth rate in more than two years, fears of a default by Greece and expectations of a European recession created a difficult environment for equity investors, particularly during the third quarter of 2011. However, a European Central Bank debt restructuring program helped to stabilize the Eurozone’s banking system and alleviate near-term fears regarding the region’s financial health. Meanwhile, industrial activity improved in Europe. These developments helped to improve investor sentiment during the fourth quarter of 2011 and the first quarter of 2012.

The International Equity Fund posted a total return of -6.39% for the reporting period, compared with -5.77% for the Fund’s benchmark, the MSCI EAFE® Index. The consumer discretionary, information technology and utilities sectors added to relative performance. Lagging sectors included materials, consumer staples and energy. From a regional perspective, our positions in the United Kingdom, Netherlands and South Korea contributed favorably to results. Positions in Brazil, Hong Kong and Canada detracted from relative results.

We believe that the market is entering a period of more normalized earnings growth and return expectations, compared with the volatile climate of 2011. In addition, we expect correlations among the benchmark’s stocks to widen and return to more traditional levels. These factors should help to create a more favorable environment for stock selection. We remain optimistic regarding our active approach to security selection, which emphasizes fundamental research to identify stocks that we believe the market has mispriced. We seek to hold these undervalued stocks until they reach what our research identifies as their intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY	–6.39%	–2.24%	5.70%	4.43%

MSCI EAFE® INDEX	–5.77	–3.51	5.70	4.60

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that tracks the performance of selected equity securities in Europe, Australasia and the Far East.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
NET ASSETS	$249 MILLION
NET ASSET VALUE	$7.95
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.40%
NET EXPENSE RATIO	1.21%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Despite a high level of volatility, the U.S. equity market produced solid returns for the 12-month reporting period ended March 31, 2012. Following a jittery summer period in which investors were focused on mounting sovereign debt issues in peripheral Europe and the ballooning deficit in the United States, significant intervention by the European Central Bank, together with improved U.S. economic data, led to improved financial sector liquidity and sparked an improvement in investor sentiment. In combination, these factors provided an ample tailwind to push markets higher during the second half of the period.

Against that backdrop, the Large Cap Equity Fund returned 7.86% for the reporting period but lagged the 8.54% return of its benchmark, the S&P 500® Index. Though the Fund underperformed its benchmark during the period, we added substantial value through our decision to take advantage of high correlations in the market during the summer, with a focus on increasing our weight in those stocks where we have the most conviction. Strong stock selection in the industrial and consumer staples sectors were offset, in general, by weak stock selection in the materials and energy sectors. The stocks that made the largest contributions to relative performance were Apple Inc., the railway firm Kansas City Southern and the retailer TJX Companies. Individual holdings that detracted most from relative performance were the mining company Arch Coal Inc., the mortgage insurer MGIC Investment Corp. and the aluminum producer Alcoa Inc.

We continue to focus on investing in strong, well-managed companies that we believe demonstrate above-average growth prospects, sustainable and consistent business models and attractive valuation relative to the market as a whole. Our core belief is that disciplined investing based upon superior information management, deep fundamental analysis and sophisticated portfolio construction provides a competitive and repeatable advantage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP EQUITY	7.86%	2.38%	3.09%	7.10%

S&P 500® INDEX	8.54	2.01	4.12	8.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

MATT PERON With Northern Trust since 2005 CHRIS SHIPLEY With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
NET ASSETS	$141 MILLION
NET ASSET VALUE	$15.34
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.25%
NET EXPENSE RATIO	0.96%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 was marked by extreme volatility, with the Large Cap Growth Fund’s benchmark, the Russell 1000® Growth Index, witnessing six swings of 10% or more, including a dramatic 23% ending rally to reverse losses accumulated through the first nine months of the period. Market volatility was driven by significant economic uncertainty. Investors aggressively bid up growth stocks early in the period on evidence of economic expansion. However, stubbornly high unemployment and weak housing markets began to weigh on the recovery during the summer, just as politicians failed to reach a budget compromise and avoid a downgrade of the United States’ credit rating. Headlines surrounding the European sovereign debt crisis repeatedly toggled between panic and promise. In the end, the European Central Bank increased its lending program to banks. While this may not prove to be a perfect long-term solution, it certainly helped to ease near-term fears of a worst-case scenario for the Eurozone.

For the reporting period, the Fund returned 7.85%, compared to the 11.02% return for its benchmark. The Fund’s underperformance was driven by stock selection within the technology and energy sectors. Next-generation technology stocks tied to cloud-computing, mobility and data analytics worked very well during the first several months of the period before increased risk aversion in the market reversed their progress in the fall. Stock selection was more constructive within the consumer, healthcare and financial sectors, where our focus on luxury goods and less cyclical growth stocks worked well.

We ended the reporting period with a mildly cautionary near-term outlook. The uncertainty in Europe and the still-struggling U.S. housing markets, combined with a very low current reading for volatility, leave us reluctant to increase the portfolio’s risk posture at this time. We continue to search for high-quality long-term growth companies that we believe may offer attractive price-entry points in the near term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP GROWTH	7.85%	3.92%	2.74%	8.01%

RUSSELL 1000® GROWTH INDEX	11.02	5.10	4.28	8.00

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JOSEPH R. DIEHL With Northern Trust since 1971
GREG M. NEWMAN With Northern Trust since 1997

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
NET ASSETS	$94 MILLION
NET ASSET VALUE	$25.00
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.33%
NET EXPENSE RATIO	0.96%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market posted positive returns during the 12-month reporting period ended March 31, 2012, as global monetary stimulus, improving economic data and strong corporate earnings overcame the negatives of the European credit crisis, rising energy costs and fears of a double-dip recession in the United States. However, the positive returns belie the extreme market volatility that occurred during the period. In reaction to this volatility, investors gravitated to the more defensive sectors of the market, including consumer staples, healthcare and utilities stocks. These sectors outperformed during spring and summer when fears were at their peak, and they held on to their lead through the final three months of the period even as uncertainty declined. The worst-performing sectors during the period were energy and materials, as rapidly rising commodity prices appeared unsustainable in the face of slowing growth in China.

The Large Cap Value Fund is constructed in accordance with a value discipline that emphasizes undervalued, high quality and high-yielding companies offering substantial free-cash-flow yields. Within this universe of blue-chip stocks, we seek companies that we believe offer compelling valuations and strong catalysts for future price appreciation. Nevertheless, the Fund returned -1.50% during the reporting period, lagging the 4.79% return of its benchmark, the Russell 1000® Value Index.

The primary driver of the Fund’s underperformance was our maintenance of a more bullish stance as the market overreacted to fear in the first half of the reporting period. While this positioning provided outperformance in the second half of the period once uncertainty waned, the benefit was not enough to move the Fund’s relative performance back into positive territory for the period. Underweight positions in utilities and healthcare detracted from performance, as did stock selection in materials, financials and energy. Positive contributions to relative performance came from stock selection in the information technology, telecommunications services and consumer staples sectors, along with an overweight to technology stocks. Among the largest individual contributors to performance were Intel, Microsoft and the global tobacco company Phillip Morris International. Significant detractors from performance included the oil service leader Baker Hughes, the global steel producer ArcelorMittal and Hewlett Packard.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP VALUE	–1.50%	–1.70%	3.05	4.13%

RUSSELL 1000® VALUE INDEX	4.79	–0.81	4.57	4.48

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

DONNA RENAUD, DOUGLAS MC ELDOWNEY, BETSY TURNER With Northern Trust since 2004, 2006, 2000 respectively

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
NET ASSETS	$127 MILLION
NET ASSET VALUE	$9.88
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.23%
NET EXPENSE RATIO	1.05%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The return of the Russell 2000® Index, the Small Cap Core Fund’s benchmark, was nearly flat for the 12-month reporting period ended March 31, 2012. Beginning in mid-2011, market and economic uncertainties began to weigh on small caps’ performance, and the Russell 2000® Index fell 21% in the third calendar quarter of 2011. However, the Index rebounded strongly and steadily in the latter months of 2011 and into 2012. The Fund outperformed the Index, providing a positive return of 0.71% versus the Index’s return of -0.18%, as our focus on higher-quality stocks and broad diversification helped the Fund navigate bumpy market conditions.

Large variances in sector returns were evident throughout the reporting period, as the market alternated between defensive and pro-cyclical attitudes. Defensive sectors such as utilities and consumer staples outperformed despite a strong rebound of cyclical sectors in the first quarter of 2012. The Fund enjoyed positive stock selection results in every sector, with particularly robust outperformance within health care and materials. Contributions from sector allocation were modestly negative. The most meaningful allocation effect was the shortfall caused by our underweight in REITs, which outperformed both the financial sector and the market in general.

The Fund’s bias to higher-quality companies represented a significant contributor to the period’s outperformance, more than offsetting the negative effect of being overweight in higher-quality stocks during the first quarter of 2012. Our overweight in the outperforming smaller-cap segments of the asset class also made a meaningful positive contribution to performance. We continue to invest in a diverse portfolio of small-cap stocks in a cost-efficient manner while avoiding stocks that our proprietary model shows to have lower-quality characteristics.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE	0.71%	2.93%	5.20%	5.39%

RUSSELL 2000® INDEX	–0.18	2.13	6.45	6.84

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

ROBERT H. BERGSON With Northern Trust since 1997

ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
NET ASSETS	$196 MILLION
NET ASSET VALUE	$15.87
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.39%
NET EXPENSE RATIO	0.93%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 2000® Value Index, the Small Cap Value Fund’s benchmark, returned -1.07% during the 12-month reporting period ended March 31, 2012 and endured a bumpy ride along the way. The market rally of the prior two years fizzled after the midpoint of 2011, as market and economic uncertainties weighed on small caps’ performance. The Small Cap Value Fund returned 3.16% and comfortably outperformed the benchmark. The Fund benefited from its focus on higher-quality, lower-volatility stocks and broadly diversified exposure to all of the sectors represented in the benchmark.

Large variances in sector returns were evident through the reporting period, as the market alternated between defensive and pro-cyclical attitudes. Defensive sectors such as utilities and consumer staples outperformed despite a strong rebound for cyclical sectors during the first quarter of 2012. The Fund had positive stock selection results in each of the 10 major sectors except consumer staples. Our stock selection worked particularly well within the consumer discretionary and energy sectors. Stocks of companies with stronger profitability, higher profit margins and lower volatility outperformed until the first quarter of 2012, when stocks with those attributes lagged behind the more aggressive areas of the market. The Fund lagged in the first quarter as a result. However, our bias to higher-quality companies was still a significant contributor to the period’s outperformance. Valuation was not a significant determiner of performance. Higher-valued stocks tended to outperform, except in the first quarter 2012 when the deepest-value stocks showed strength.

We continue to seek reasonably priced but profitable small-company stocks, and seek to avoid stocks with indications of distress. Further, our focus on style and capitalization objectives remains steady despite an extended period when small-cap value stocks have lagged the stocks of larger-cap and more growth-oriented companies. We believe that this discipline provides the potential for superior relative performance over the long run.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	3.16%	2.40%	7.88%	9.67%

RUSSELL 2000® VALUE INDEX	–1.07	0.01	6.59	9.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$16.57
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.36%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Technology stock performance ebbed and flowed relative to the broader market during the 12-month reporting period ended March 31, 2012, reflecting swings in investor risk appetite in the face of macroeconomic concerns. Ultimately, secular tailwinds led to above-average earnings growth for the sector, and sturdy balance sheets and positive cash flow trends for technology companies provided comfort to investors during a period of slowing global economic growth.

The Technology Fund returned 9.54% for the reporting period, outpacing the 8.54% return of its benchmark, the S&P 500® Index. Outperformance was driven by positive revisions to earnings estimates and attractive valuations, as well as merger and acquisition activity and renewed investments in enterprise and consumer technology. However, the Fund lagged the 14.25% return of its secondary benchmark, the NYSE Arca Tech 100 Index®, which was more heavily concentrated in certain outperforming stocks than the Fund. In addition, the Fund’s lower exposure to the industrials and healthcare sectors hurt performance relative to the NYSE Arca Tech 100 Index®. We reduced exposure to the slower-growing industrial and health care sectors during the period, and increased exposure to semiconductors and data-processing stocks.

We maintain a positive outlook on the technology sector based on multi-year secular investment themes, including cloud-computing, mobility, social computing and data analytics. In addition, we believe that valuations remain attractive and balance sheets and cash flows are sound. While government spending on information technology remains weak due to budget pressures, European demand has been better than expected. Also, we believe that the recovery from severe flooding in Thailand should drive a rebuilding of inventory later this year, and new product cycles in servers and Windows 8 personal computers and tablets could stimulate incremental hardware demand. Risks include the potential for rising component costs, continued pressure on average selling prices in hardware and software, high offshore cash balances that limit financial flexibility, and currency volatility. We continue to favor stocks with company-specific catalysts such as new product cycles or market share gains, along with stable or improving margin and cash flow profiles. We also continue to prefer a “barbell” approach, holding better-positioned, mature legacy issues together with higher-growth, secular pure plays.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	9.54%	6.69%	4.08%	8.47%

S&P 500® INDEX	8.54	2.01	4.12	6.91

NYSE ARCA TECH 100 INDEX®	14.25	9.07	7.17	12.74

Effective August 4, 2011 the Technology Fund’s primary benchmark was changed from the NYSE Arca Tech 100 Index® to the S&P 500® Index to allow a better comparison to the Fund’s peer group.

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The NYSE Arca Tech 100 Index® is an unmanaged index that tracks the performance of stocks within the technology sector.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

DEBORAH L. KOCH With Northern Trust since 2003

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
NET ASSETS	$102 MILLION
NET ASSET VALUE	$17.11
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.48%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND
ASSETS:
Investments, at cost(1)	$11,404	$324,593	$224,171	$109,964	$73,942
Investments, at value(2)	$13,529	$381,872	$246,575	$141,205	$94,304
Foreign currencies, at value (cost $313, respectively)	–	–	313	–	–
Dividend income receivable	15	750	844	168	40
Interest income receivable	–	1,315	–	–	–
Receivable for foreign tax reclaimable	–	–	802	–	–
Receivable for securities sold	–	3,119	2,600	–	–
Receivable for variation margin on futures contracts	1	–	–	–	–
Receivable for fund shares sold	–	263	30	14	8
Receivable from investment adviser	–	3	15	10	8
Prepaid and other assets	1	1	1	1	1
Total Assets	13,546	387,323	251,180	141,398	94,361
LIABILITIES:
Payable for securities purchased	–	–	1,783	–	234
Payable for variation margin on futures contracts	–	–	–	–	–
Payable for fund shares redeemed	1	219	336	35	5
Payable to affiliates:
Investment advisory fees	1	65	48	23	15
Administration fees	–	11	7	4	3
Custody and accounting fees	5	3	8	4	2
Shareholder servicing fees	–	35	6	2	6
Transfer agent fees	–	8	5	3	2
Trustee fees	3	4	9	7	5
Outstanding options written, at value (premiums received $13, respectively)	–	–	–	10	–
Accrued other liabilities	16	21	17	24	19
Total Liabilities	26	366	2,219	112	291
Net Assets	$13,520	$386,957	$248,961	$141,286	$94,070
ANALYSIS OF NET ASSETS:
Capital stock	$31,589	$354,254	$401,063	$154,446	$108,900
Accumulated undistributed net investment income (loss)	1	(3,991)	1,463	40	(17)
Accumulated undistributed net realized gain (loss)	(20,202)	(20,585)	(176,032)	(44,444)	(35,175)
Net unrealized appreciation	2,132	57,279	22,467	31,244	20,362
Net Assets	$13,520	$386,957	$248,961	$141,286	$94,070
Shares Outstanding ($.0001 par value, unlimited authorization)	1,329	29,786	31,328	9,213	3,762
Net Asset Value, Redemption and Offering Price Per Share	$10.17	$12.99	$7.95	$15.34	$25.00

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $377, $537, $3,881, $1,177, $3,386, $2,058, $9,851, $100,617 and $2,314, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $377, $537, $3,881, $1,177, $3,386, $2,058, $9,851, $100,617 and $2,314, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$103,841	$183,424	$1,478,786	$87,140
$126,745	$200,808	$1,802,382	$102,297
–	–	–	–
173	221	2,730	27
–	–	–	–
–	–	–	–
–	–	–	–
–	–	156	–
39	509	946	2
–	16	84	3
1	1	129	1
126,958	201,555	1,806,427	102,330

–	5,026	21,822	–
–	19	137	–
70	183	4,178	68

22	32	291	19
4	6	51	3
6	3	7	2
18	2	758	13
2	4	34	2
9	4	8	5

–	–	–	–
18	16	116	18
149	5,295	27,402	130
$126,809	$196,260	$1,779,025	$102,200

$225,363	$181,664	$1,444,296	$105,745
982	402	3,751	(292)
(122,440)	(3,488)	4,662	(18,410)
22,904	17,682	326,316	15,157
$126,809	$196,260	$1,779,025	$102,200
12,839	12,370	107,362	5,972
$9.88	$15.87	$16.57	$17.11

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ENHANCED LARGE CAP FUND	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP EQUITY FUND		LARGE CAP GROWTH FUND
INVESTMENT INCOME:
Dividend income	$275 (1)	$8,406	(2)(3)	$8,177	(1)(3)	$2,607	(1)(3)	$728 (1)
Interest income	–	2,050		–		–		–
Total Investment Income	275	10,456		8,177		2,607		728
EXPENSES:
Investment advisory fees	37	3,178		2,907		1,190		732
Administration fees	18	561		436		210		129
Custody fees	43	49		297		25		22
Accounting fees	25	57		49		34		29
Transfer agent fees	12	374		291		140		86
Blue sky fees	17	23		22		21		18
SEC fees	3	3		3		2		3
Printing fees	18	30		25		39		33
Professional fees	19	17		17		17		17
Shareholder servicing fees	–	218		26		11		31
Trustee fees	8	8		8		8		8
Interest expense	–	–		1		–		–
Other	11	12		12		12		11
Total Expenses	211	4,530		4,094		1,709		1,119
Less expenses reimbursed by investment adviser	(137)	(813)		(580)		(361)		(293)
Net Expenses	74	3,717		3,514		1,348		826
Net Investment Income (Loss)	201	6,739		4,663		1,259		(98)
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	966	9,135		(3,530)		9,272		(2,209)
Written options	–	–		–		37		–
Futures contracts	70	–		–		–		–
Foreign currency transactions	–	–		(271)		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(19)	(8,384)		(29,173)		(2,062)		9,270
Written options	–	–		–		3		–
Futures contracts	2	–		–		–		–
Foreign currency exchange contracts	–	–		(2)		–		–
Translation of other assets and liabilities denominated in foreign currencies	–	–		(50)		–		–
Net Gains (Losses)	1,019	751		(33,026)		7,250		7,061
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,220	$7,490		$(28,363)		$8,509		$6,963

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $5, $1 and $11, respectively.
(3)	Net of $61, $776, $18, $79 and $9, respectively, in non reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2012

LARGE CAP VALUE FUND		SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$4,087	(1)(3)	$2,375 (2)	$30,381 (2)	$428	(1)(3)
–		–	2	–
4,087		2,375	30,383	428

1,285		1,509	13,667	874
227		266	2,412	131
41		40	218	24
35		38	181	29
151		177	1,608	87
20		20	58	19
3		3	7	2
30		21	242	26
19		17	52	17
90		12	3,576	60
8		8	24	8
2		–	–	–
12		11	31	12
1,923		2,122	22,076	1,289
(337)		(470)	(6,039)	(197)
1,586		1,652	16,037	1,092
2,501		723	14,346	(664)

(4,642)		4,616	82,382	2,274
–		–	–	–
–		(259)	9,480	–
–		–	–	–

(7,612)		(3,713)	(49,475)	6,300
–		–	–	–
–		64	1,379	–
–		–	–	–

–		–	–	–
(12,254)		708	43,766	8,574

$(9,753)		$1,431	$58,112	$7,910

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ENHANCED LARGE CAP FUND		INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP EQUITY FUND
Amounts in thousands	2012	2011	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$201	$307	$6,739	$6,827	$4,663	$3,580	$1,259	$824
Net realized gains (losses)	1,036	3,225	9,135	2,049	(3,801)	11,123	9,309	11,325
Net change in unrealized appreciation (depreciation)	(17)	(1,091)	(8,384)	50,548	(29,225)	16,158	(2,059)	7,092
Net Increase (Decrease) in Net Assets Resulting from Operations	1,220	2,441	7,490	59,424	(28,363)	30,861	8,509	19,241
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(1,849)	(12,831)	1,850	28,836	(49,055)	(14,416)	(22,309)	(24,637)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,849)	(12,831)	1,850	28,836	(49,055)	(14,416)	(22,309)	(24,637)
DISTRIBUTIONS PAID:
From net investment income	(200)	(314)	(7,992)	(6,939)	(4,171)	(4,643)	(1,212)	(876)
From net realized gains	–	–	–	–	–	–	–	–
Total Distributions Paid	(200)	(314)	(7,992)	(6,939)	(4,171)	(4,643)	(1,212)	(876)
Total Increase (Decrease) in Net Assets	(829)	(10,704)	1,348	81,321	(81,589)	11,802	(15,012)	(6,272)
NET ASSETS:
Beginning of year	14,349	25,053	385,609	304,288	330,550	318,748	156,298	162,570
End of year	$13,520	$14,349	$386,957	$385,609	$248,961	$330,550	$141,286	$156,298
Accumulated Undistributed Net Investment Income (Loss)	$1	$–	$(3,991)	$(2,515)	$1,463	$384	$40	$(7)

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP GROWTH FUND		LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

$(98)	$16	$2,501	$2,663	$723	$160	$14,346	$10,581	$(664)	$(439)
(2,209)	19,619	(4,642)	15,232	4,357	2,534	91,862	39,442	2,274	29,832
9,270	(4,119)	(7,612)	85	(3,649)	18,085	(48,096)	271,026	6,300	(8,095)
6,963	15,516	(9,753)	17,980	1,431	20,779	58,112	321,049	7,910	21,298

(2,399)	(8,666)	(52,661)	(50,410)	14,658	120,822	829	(41,161)	(561)	(7,501)
(2,399)	(8,666)	(52,661)	(50,410)	14,658	120,822	829	(41,161)	(561)	(7,501)

–	(70)	(2,000)	(3,451)	(431)	–	(10,300)	(11,401)	–	–
–	–	–	–	–	–	(2,585)	–	–	–
–	(70)	(2,000)	(3,451)	(431)	–	(12,885)	(11,401)	–	–
4,564	6,780	(64,414)	(35,881)	15,658	141,601	46,056	268,487	7,349	13,797

89,506	82,726	191,223	227,104	180,602	39,001	1,732,969	1,464,482	94,851	81,054
$94,070	$89,506	$126,809	$191,223	$196,260	$180,602	$1,779,025	$1,732,969	$102,200	$94,851
$(17)	$(4)	$982	$481	$402	$147	$3,751	$640	$(292)	$(4)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ENHANCED LARGE CAP FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$9.43		$8.38		$5.66	$9.41	$11.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.12		0.12	0.16	0.18
Net realized and unrealized gains (losses)	0.74		1.06		2.72	(3.75)	(1.24)
Total from Investment Operations	0.89		1.18		2.84	(3.59)	(1.06)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.13)		(0.12)	(0.16)	(0.17)
From net realized gains	–		–		–	–	(0.61)
Total Distributions Paid	(0.15)		(0.13)		(0.12)	(0.16)	(0.78)
Net Asset Value, End of Year	$10.17		$9.43		$8.38	$5.66	$9.41
Total Return(1)	9.64%		14.21%		50.46%	(38.50)%	(10.04)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$13,520		$14,349		$25,053	$27,061	$68,899
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.60	%(2)	0.59	%(2)	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	1.72%		1.26%		1.21%	0.94%	0.68%
Net investment income, net of reimbursements and credits	1.64	%(2)	1.48	%(2)	1.61%	1.90%	1.47%
Net investment income, before reimbursements and credits	0.52%		0.81%		1.00%	1.56%	1.39%
Portfolio Turnover Rate	91.87%		100.72%		117.73%	100.07%	191.20%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $1,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$13.01		$11.14		$7.73	$11.60	$13.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.26		0.26	0.25	0.32
Net realized and unrealized gains (losses)	0.02		1.86		3.37	(3.72)	(0.90)
Total from Investment Operations	0.24		2.12		3.63	(3.47)	(0.58)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.25)		(0.22)	(0.40)	(0.37)
From net realized gains	–		–		–	–	(0.71)
Total Distributions Paid	(0.26)		(0.25)		(0.22)	(0.40)	(1.08)
Net Asset Value, End of Year	$12.99		$13.01		$11.14	$7.73	$11.60
Total Return(1)	2.03%		19.54%		47.21%	(30.37)%	(4.86)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$386,957		$385,609		$304,288	$214,703	$409,062
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(2)	0.99	%(2)	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.21%		1.23%		1.23%	1.28%	1.28%
Net investment income, net of reimbursements and credits	1.81	%(2)	2.17	%(2)	2.71%	2.66%	2.45%
Net investment income, before reimbursements and credits	1.59%		1.93%		2.48%	2.38%	2.17%
Portfolio Turnover Rate	22.25%		18.67%		26.94%	20.93%	50.08%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000 and $17,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND
Selected per share data	2012		2011		2010	2009		2008
Net Asset Value, Beginning of Year	$8.65		$7.92		$5.31	$10.70		$13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.10		0.13	0.32		0.16
Net realized and unrealized gains (losses)	(0.71)		0.75		2.66	(4.87)		(0.04)
Total from Investment Operations	(0.57)		0.85		2.79	(4.55)		0.12
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.13)		(0.12)		(0.18)	(0.31)		(0.19)
From net realized gains	–		–		–	(0.53)		(2.84)
Total Distributions Paid	(0.13)		(0.12)		(0.18)	(0.84)		(3.03)
Net Asset Value, End of Year	$7.95		$8.65		$7.92	$5.31		$10.70
Total Return(2)	(6.39)%		10.86%		52.58%	(43.23)%		(0.69)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$248,961		$330,550		$318,748	$238,907		$924,185
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.21	%(3)	1.25	%(3)	1.25%	1.26	%(4)	1.25%
Expenses, before reimbursements and credits	1.41%		1.40%		1.40%	1.40%		1.39%
Net investment income, net of reimbursements and credits	1.61	%(3)	1.18	%(3)	1.69%	2.27%		1.09%
Net investment income, before reimbursements and credits	1.41%		1.03%		1.54%	2.13%		0.95%
Portfolio Turnover Rate	37.68%		40.87%		44.44%	75.96%		74.69%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 and $6,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$14.35		$12.63		$8.28	$13.17	$16.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.07		0.10	0.15	0.12
Net realized and unrealized gains (losses)	0.98		1.73		4.35	(4.89)	(1.10)
Total from Investment Operations	1.11		1.80		4.45	(4.74)	(0.98)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)		(0.08)		(0.10)	(0.15)	(0.12)
From net realized gains	–		–		–	–	(1.95)
Total Distributions Paid	(0.12)		(0.08)		(0.10)	(0.15)	(2.07)
Net Asset Value, End of Year	$15.34		$14.35		$12.63	$8.28	$13.17
Total Return(1)	7.86%		14.30%		53.90%	(36.17)%	(7.12)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$141,286		$156,298		$162,570	$138,377	$328,003
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.96	%(2)	1.00	%(2)	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.22%		1.25%		1.23%	1.20%	1.16%
Net investment income, net of reimbursements and credits	0.91	%(2)	0.55	%(2)	0.89%	1.29%	0.70%
Net investment income, before reimbursements and credits	0.65%		0.30%		0.66%	1.09%	0.54%
Portfolio Turnover Rate	63.65%		47.83%		67.21%	92.02%	72.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $2,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP GROWTH FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$23.18		$19.16		$13.41	$21.48	$20.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)		–	(1)	0.05	0.08	0.08
Net realized and unrealized gains (losses)	1.85		4.04		5.77	(8.06)	0.58
Total from Investment Operations	1.82		4.04		5.82	(7.98)	0.66
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		(0.07)	(0.09)	(0.09)
Total Distributions Paid	–		(0.02)		(0.07)	(0.09)	(0.09)
Net Asset Value, End of Year	$25.00		$23.18		$19.16	$13.41	$21.48
Total Return(2)	7.85%		21.08%		43.39%	(37.19)%	3.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$94,070		$89,506		$82,726	$70,539	$148,731
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.96	%(3)	0.99	%(3)	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.30%		1.33%		1.34%	1.30%	1.25%
Net investment income (loss), net of reimbursements and credits	(0.11	)%(3)	0.02	%(3)	0.29%	0.39%	0.30%
Net investment income (loss), before reimbursements and credits	(0.45)%		(0.32)%		(0.05)%	0.09%	0.05%
Portfolio Turnover Rate	36.04%		147.29%		154.48%	246.80%	157.49%

(1)	Amount was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000 and $5,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.20		$9.37		$6.21	$10.23	$13.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.15		0.18	0.30	0.31
Net realized and unrealized gains (losses)	(0.37)		0.86		3.16	(4.07)	(1.93)
Total from Investment Operations	(0.18)		1.01		3.34	(3.77)	(1.62)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)		(0.18)		(0.18)	(0.25)	(0.40)
From net realized gains	–		–		–	–	(1.45)
Total Distributions Paid	(0.14)		(0.18)		(0.18)	(0.25)	(1.85)
Net Asset Value, End of Year	$9.88		$10.20		$9.37	$6.21	$10.23
Total Return(1)	(1.50)%		10.86%		53.94%	(37.16)%	(13.12)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$126,809		$191,223		$227,104	$219,912	$573,885
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.05	%(2)	1.10	%(2)	1.10%	1.10%	1.10%
Expenses, before reimbursements and credits	1.27%		1.23%		1.21%	1.21%	1.17%
Net investment income, net of reimbursements and credits	1.66	%(2)	1.36	%(2)	1.76%	2.95%	2.09%
Net investment income, before reimbursements and credits	1.44%		1.23%		1.65%	2.84%	2.02%
Portfolio Turnover Rate	49.82%		65.38%		30.54%	61.00%	68.10%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000 and $11,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Year	$15.80		$12.38		$7.81		$12.56	$13.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		0.01		(0.08)		(0.07)	(0.09)
Net realized and unrealized gains (losses)	0.05		3.41		4.65		(4.68)	(1.12)
Total from Investment Operations	0.11		3.42		4.57		(4.75)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)		–		–		–	–
Total Distributions Paid	(0.04)		–		–		–	–
Net Asset Value, End of Year	$15.87		$15.80		$12.38		$7.81	$12.56
Total Return(1)	0.71%		27.73%		58.39%		(37.77)%	(8.86)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$196,260		$180,602		$39,001		$29,206	$47,299
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.93	%(2)	0.98	%(2)	1.22	%(3)	1.25%	1.25%
Expenses, before reimbursements and credits	1.20%		1.39%		1.86%		1.71%	1.57%
Net investment income (loss), net of reimbursements and credits	0.41	%(2)	0.22	%(2)	(0.71)%		(0.67)%	(0.67)%
Net investment income (loss), before reimbursements and credits	0.14%		(0.19)%		(1.35)%		(1.13)%	(0.99)%
Portfolio Turnover Rate	12.33%		13.90%		224.05%		299.24%	244.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000 and $12,000, which represents less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25% to 1.00%.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$16.20		$13.33		$8.49	$13.30	$16.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.10		0.09	0.12	0.13
Net realized and unrealized gains (losses)	0.35		2.87		4.85	(4.81)	(2.20)
Total from Investment Operations	0.49		2.97		4.94	(4.69)	(2.07)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.10)		(0.10)	(0.12)	(0.14)
From net realized gains	(0.02)		–		–	–	(1.11)
Total Distributions Paid	(0.12)		(0.10)		(0.10)	(0.12)	(1.25)
Net Asset Value, End of Year	$16.57		$16.20		$13.33	$8.49	$13.30
Total Return(1)	3.16%		22.37%		58.27%	(35.51)%	(12.63)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,779,025		$1,732,969		$1,464,482	$905,665	$961,828
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(2)	0.99	%(2)	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.37%		1.36%		1.38%	1.38%	1.32%
Net investment income, net of reimbursements and credits	0.89	%(2)	0.70	%(2)	0.82%	1.20%	0.85%
Net investment income, before reimbursements and credits	0.52%		0.33%		0.44%	0.82%	0.53%
Portfolio Turnover Rate	20.67%		17.94%		33.26%	36.95%	47.25%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $44,000 and $111,000 which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$15.62		$12.14		$8.48	$11.98	$12.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)		(0.07)		(0.06)	(0.04)	(0.09)
Net realized and unrealized gains (losses)	1.60		3.55		3.72	(3.46)	(0.31)
Total from Investment Operations	1.49		3.48		3.66	(3.50)	(0.40)
Net Asset Value, End of Year	$17.11		$15.62		$12.14	$8.48	$11.98
Total Return(1)	9.54%		28.67%		43.16%	(29.22)%	(3.23)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$102,200		$94,851		$81,054	$62,720	$110,286
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(2)	1.25	%(2)	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.47%		1.48%		1.49%	1.49%	1.41%
Net investment loss, net of reimbursements and credits	(0.76	)%(2)	(0.53	)%(2)	(0.56)%	(0.34)%	(0.60)%
Net investment loss, before reimbursements and credits	(0.98)%		(0.76)%		(0.80)%	(0.58)%	(0.76)%
Portfolio Turnover Rate	57.57%		114.90%		47.81%	140.14%	133.45%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $3,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9%
Advertising – 0.9%
Omnicom Group, Inc.	2,359	$120

Aerospace/Defense – 3.2%
General Dynamics Corp.	1,741	128

Lockheed Martin Corp.	1,394	125

Northrop Grumman Corp.	1,089	66
Raytheon Co.	2,232	118
		437

Agriculture – 2.6%

Altria Group, Inc.	3,024	94
Philip Morris International, Inc.	2,994	265
		359

Auto Manufacturers – 0.6%
Ford Motor Co.	6,154	77

Banks – 8.8%

Bank of New York Mellon (The) Corp.	1,326	32

Capital One Financial Corp.	2,501	139

Citigroup, Inc.	4,881	178

Fifth Third Bancorp	184	3

Goldman Sachs Group (The), Inc.	465	58

JPMorgan Chase & Co.	6,474	298

KeyCorp	13,432	114

Morgan Stanley	6,954	136

PNC Financial Services Group, Inc.	2,186	141
Wells Fargo & Co.	2,509	86
		1,185

Beverages – 1.7%

Coca-Cola (The) Co.	953	70

Constellation Brands, Inc., Class A *	4,611	109

Dr Pepper Snapple Group, Inc.	1,091	44
PepsiCo, Inc.	102	7
		230

Biotechnology – 1.2%

Amgen, Inc.	2,222	151
Gilead Sciences, Inc. *	280	14
		165

Chemicals – 1.8%

CF Industries Holdings, Inc.	585	107

E.I. du Pont de Nemours & Co.	355	19
PPG Industries, Inc.	1,212	116
		242

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Commercial Services – 0.6%

Apollo Group, Inc., Class A *	1,976	$76
H&R Block, Inc.	349	6
		82

Computers – 10.0%

Accenture PLC, Class A	2,239	144

Apple, Inc. *	1,147	687

Dell, Inc. *	7,328	122

International Business Machines Corp.	1,695	354
Lexmark International, Inc., Class A	1,261	42
		1,349

Cosmetics/Personal Care – 0.7%
Procter & Gamble (The) Co.	1,400	94

Distribution/Wholesale – 0.8%
Genuine Parts Co.	1,691	106

Diversified Financial Services – 0.0%
SLM Corp.	389	6

Electric – 3.3%

AES (The) Corp. *	2,805	37

Ameren Corp.	3,205	104

American Electric Power Co., Inc.	699	27

DTE Energy Co.	986	54

Entergy Corp.	1,396	94

Exelon Corp.	532	21

Integrys Energy Group, Inc.	1,121	59
Public Service Enterprise Group, Inc.	1,433	44
		440

Electrical Components & Equipment – 1.0%
Emerson Electric Co.	2,629	137

Electronics – 0.4%

Jabil Circuit, Inc.	675	17
PerkinElmer, Inc.	1,176	33
		50

Food – 2.4%

Campbell Soup Co.	3,011	102

ConAgra Foods, Inc.	3,976	104
Kroger (The) Co.	4,662	113
		319

Forest Products & Paper – 0.9%
International Paper Co.	3,502	123

Healthcare – Products – 1.5%

Baxter International, Inc.	1,150	69

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Healthcare – Products – 1.5% – continued
Medtronic, Inc.	3,585	$140
		209

Healthcare – Services – 2.3%

Aetna, Inc.	2,405	120

Humana, Inc.	1,231	114
UnitedHealth Group, Inc.	1,218	72
		306

Household Products/Wares – 0.9%
Kimberly-Clark Corp.	1,616	119

Insurance – 3.6%

American International Group, Inc. *	450	14

Assurant, Inc.	2,432	98

Berkshire Hathaway, Inc., Class B *	573	47

Hartford Financial Services Group, Inc.	921	19

Lincoln National Corp.	4,110	108

Loews Corp.	2,295	92
Torchmark Corp.	2,162	108
		486

Internet – 1.2%

Google, Inc., Class A *	226	145

priceline.com, Inc. *	13	9
TripAdvisor, Inc. *	219	8
		162

Iron/Steel – 0.8%
Nucor Corp.	2,498	107

Media – 2.5%

Gannett Co., Inc.	6,510	100

McGraw-Hill (The) Cos., Inc.	2,353	114

News Corp., Class A	212	4
Viacom, Inc., Class B	2,576	122
		340

Miscellaneous Manufacturing – 4.6%

3M Co.	1,801	161

Dover Corp.	1,719	108

General Electric Co.	5,635	113

Illinois Tool Works, Inc.	2,292	131
Parker Hannifin Corp.	1,242	105
		618

Office/Business Equipment – 0.1%
Pitney Bowes, Inc.	731	13

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Oil & Gas – 10.6%

Chevron Corp.	2,921	$313

ConocoPhillips	2,679	204

Exxon Mobil Corp.	6,072	527

Helmerich & Payne, Inc.	1,276	69

Marathon Oil Corp.	3,590	114

Tesoro Corp. *	3,770	101
Valero Energy Corp.	4,233	109
		1,437

Oil & Gas Services – 0.7%

National Oilwell Varco, Inc.	1,004	80
Schlumberger Ltd.	215	15
		95

Pharmaceuticals – 5.8%

Abbott Laboratories	1,703	104

Bristol-Myers Squibb Co.	4,665	158

Eli Lilly & Co.	3,360	135

Johnson & Johnson	1,329	88

Merck & Co., Inc.	535	21
Pfizer, Inc.	12,494	283
		789

Real Estate Investment Trusts – 1.9%

HCP, Inc.	2,858	113

Health Care REIT, Inc.	1,969	108
Ventas, Inc.	707	40
		261

Retail – 6.8%

Best Buy Co., Inc.	3,874	92

CVS Caremark Corp.	3,500	157

Gap (The), Inc.	4,749	124

Home Depot (The), Inc.	3,063	154

Macy’s, Inc.	3,140	125

McDonald’s Corp.	1,524	149

Walgreen Co.	116	4
Wal-Mart Stores, Inc.	1,951	119
		924

Semiconductors – 3.3%

Applied Materials, Inc.	3,486	43

Intel Corp.	8,948	252

KLA-Tencor Corp.	2,167	118

Novellus Systems, Inc. *	371	18
QUALCOMM, Inc.	146	10
		441

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Software – 4.0%

Microsoft Corp.	10,854	$350
Oracle Corp.	6,687	195
		545

Telecommunications – 4.4%

AT&T, Inc.	5,550	173

Cisco Systems, Inc.	10,257	217
Verizon Communications, Inc.	5,409	207
		597

Transportation – 1.0%

Norfolk Southern Corp.	1,510	99
United Parcel Service, Inc., Class B	403	33
		132
Total Common Stocks
(Cost $10,977)		13,102

INVESTMENT COMPANIES – 2.8%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	376,572	377
Total Investment Companies
(Cost $377)		377

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.02%, 5/3/12 (3)	$50	$50
Total Short-Term Investments
(Cost $50)		50

Total Investments – 100.1%
(Cost $11,404)		13,529
Liabilities less Other Assets – (0.1)%		(9)
NET ASSETS – 100.0%		$13,520

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $380,000 with net sales of approximately $3,000 during the fiscal year ended March 31, 2012.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the  tables herein are unaudited.

At March 31, 2012, the Enhanced Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	5	$351	Long	6/12	$7

At March 31, 2012, the industry sectors (unaudited) for the Enhanced Large

Cap Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.6%
Consumer Staples	10.7
Energy	11.7
Financials	14.8
Health Care	11.4
Industrials	10.2
Information Technology	20.7
Materials	3.6
Telecommunication Services	2.9
Utilities	3.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions,

including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Enhanced Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$13,102(1)	$–	$–	$13,102
Investment Companies	377	–	–	377
Short-Term Investments	–	50	–	50
Total Investments	$13,479	$50	$–	$13,529

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued	MARCH 31, 2012

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$7	$–	$–	$7

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 58.1%

Banks – 2.6%

Banco Santander S.A. ADR	252,218	$1,934

JPMorgan Chase & Co.	79,550	3,658
Morgan Stanley	217,500	4,272
		9,864

Beverages – 1.2%
Coca-Cola (The) Co.	65,000	4,811

Chemicals – 1.5%
Dow Chemical (The) Co.	163,600	5,667

Computers – 1.3%
Accenture PLC, Class A	75,800	4,889

Cosmetics/Personal Care – 1.8%

Avon Products, Inc.	165,500	3,204
Procter & Gamble (The) Co.	58,000	3,898
		7,102

Electrical Components & Equipment – 0.7%
Emerson Electric Co.	55,000	2,870

Food – 4.0%

B&G Foods, Inc.	245,000	5,515

Kellogg Co.	80,000	4,290
Kraft Foods, Inc., Class A	144,500	5,493
		15,298

Healthcare – Services – 1.3%
UnitedHealth Group, Inc.	85,000	5,010

Household Products/Wares – 1.4%
Kimberly-Clark Corp.	70,600	5,217

Insurance – 2.6%

Chubb (The) Corp.	88,000	6,082
Travelers (The) Cos., Inc.	70,000	4,144
		10,226

Media – 3.2%

Comcast Corp., Class A	200,000	6,002
Walt Disney (The) Co.	145,000	6,348
		12,350

Miscellaneous Manufacturing – 4.2%

3M Co.	69,000	6,155

Eaton Corp.	120,000	5,980
General Electric Co.	205,000	4,114
		16,249

Office/Business Equipment – 1.3%
Xerox Corp.	630,000	5,090

Oil & Gas – 8.7%

Cenovus Energy, Inc.	110,000	3,953
Chevron Corp.	30,000	3,217

ConocoPhillips	65,000	4,941

Devon Energy Corp.	75,000	5,334

Encana Corp.	203,000	3,989

Marathon Oil Corp.	124,000	3,931

Marathon Petroleum Corp.	62,000	2,688
Occidental Petroleum Corp.	60,000	5,714
		33,767

Pharmaceuticals – 8.4%

Abbott Laboratories	77,000	4,719

Bristol-Myers Squibb Co.	140,000	4,725

GlaxoSmithKline PLC ADR	127,000	5,704

Johnson & Johnson	85,000	5,607

Merck & Co., Inc.	151,366	5,812
Pfizer, Inc.	255,000	5,778
		32,345

Real Estate Investment Trusts – 2.7%

Healthcare Realty Trust, Inc.	193,800	4,264
Rayonier, Inc.	135,750	5,985
		10,249

Retail – 3.2%

Home Depot (The), Inc.	135,000	6,792
Target Corp.	98,000	5,710
		12,502

Savings & Loans – 1.6%
New York Community Bancorp, Inc.	450,000	6,259

Software – 1.4%
Activision Blizzard, Inc.	427,200	5,477

Telecommunications – 3.6%

Cisco Systems, Inc.	257,500	5,446

Verizon Communications, Inc.	150,000	5,735
Vodafone Group PLC ADR	100,000	2,767
		13,948

Toys, Games & Hobbies – 1.4%
Mattel, Inc.	165,000	5,554
Total Common Stocks
(Cost $179,541)		224,744

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
CONVERTIBLE PREFERRED STOCKS – 8.4%

Auto Manufacturers – 0.4%
General Motors Co., 4.75%	35,000	$1,465

Banks – 0.8%
Bank of America Corp., 7.25%	3,100	3,034

Computers – 1.0%
Unisys Corp., 6.25%	61,600	3,800

Electric – 2.3%

Great Plains Energy, Inc., 12.00%	95,000	5,812
NextEra Energy, Inc., 8.38%	60,000	3,018
		8,830

Insurance – 1.1%
Hartford Financial Services Group, Inc., 7.25%	199,097	4,267

Oil & Gas – 2.0%

Apache Corp., 6.00%	68,000	3,777

Chesapeake Energy Corp., 5.75% (1)	3,850	3,917
		7,694

Pharmaceuticals – 0.8%
Omnicare Capital Trust II, 4.00%	66,900	3,178
Total Convertible Preferred Stocks
(Cost $32,870)		32,268

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

CONVERTIBLE BONDS – 32.1%

Aerospace/Defense – 0.8%

Alliant Techsystems, Inc., 3.00%, 8/15/24	$3,000	$3,049

Beverages – 0.8%

Molson Coors Brewing Co., 2.50%, 7/30/13	3,000	3,135

Biotechnology – 0.5%

Charles River Laboratories International, Inc., 2.25%, 6/15/13	2,000	2,022

Coal – 1.1%

Peabody Energy Corp., 4.75%, 12/15/41	4,400	4,169

Commercial Services – 1.4%

United Rentals, Inc., 4.00%, 11/15/15	1,413	5,525

Computers – 3.4%

CACI International, Inc., 2.13%, 5/1/14	6,000	7,440
SanDisk Corp., 1.50%, 8/15/17	4,682	5,531
		12,971
Diversified Financial Services – 0.5%

Jefferies Group, Inc., 3.88%, 11/1/29	2,172	2,058

Electrical Components & Equipment – 2.3%

EnerSys, 3.38%, 6/1/38	3,350	3,907

General Cable Corp., 0.88%, 11/15/13	2,000	1,958
4.50%, 11/15/29	3,000	3,157
		9,022

Food – 1.8%

Tyson Foods, Inc., 3.25%, 10/15/13	5,750	7,094

Healthcare – Products – 1.5%

Hologic, Inc., 2.00%, 12/15/37	5,600	5,565

Healthcare – Services – 1.4%

LifePoint Hospitals, Inc., 3.50%, 5/15/14	5,000	5,238

Home Builders – 1.4%

D.R. Horton, Inc., 2.00%, 5/15/14	4,125	5,368

Insurance – 1.4%

Old Republic International Corp., 8.00%, 5/15/12	5,500	5,562

Internet – 1.1%

Symantec Corp., 1.00%, 6/15/13	3,700	4,121

Investment Companies – 2.1%

Fifth Street Finance Corp., 5.38%, 4/1/16 (1)	8,582	8,185

Iron/Steel – 0.8%

ArcelorMittal, 5.00%, 5/15/14	2,965	3,187

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 32.1% – continued

Mining – 2.8%

Kaiser Aluminum Corp., 4.50%, 4/1/15	$3,447	$4,132
Newmont Mining Corp., 1.63%, 7/15/17	5,000	6,581
		10,713

Retail – 2.6%

Regis Corp., 5.00%, 7/15/14	6,060	8,075
Sonic Automotive, Inc., 5.00%, 10/1/29	1,350	2,060
		10,135

Semiconductors – 3.3%

Intel Corp., 2.95%, 12/15/35	6,000	6,892
Lam Research Corp., 1.25%, 5/15/18 (1)	5,650	5,933
		12,825

Telecommunications – 1.1%

Comtech Telecommunications Corp.,	3,875	4,379

3.00%, 5/1/29
Total Convertible Bonds
(Cost $111,645)		124,323

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.1%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	537,387	$537
Total Investment Companies
(Cost $537)		537

Total Investments – 98.7%
(Cost $324,593)		381,872
Other Assets less Liabilities – 1.3%		5,085
NET ASSETS – 100.0%		$386,957

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $20,299,000 with net sales of approximately $19,762,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and in the table herein are unauditied

At March 31, 2012, the industry sectors (unaudited) for the Income Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.4%
Consumer Staples	11.2
Energy	12.0
Financials	15.7
Health Care	14.0
Industrials	9.6
Information Technology	15.5
Materials	5.1
Telecommunication Services	2.2
Utilities	2.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Income Equity Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$224,744	(1)	$–		$–	$224,744
Convertible Preferred Stocks
Auto Manufacturers	1,465		–		–	1,465
Banks	3,034		–		–	3,034
Computers	3,800		–		–	3,800
Electric	8,830		–		–	8,830
Insurance	4,267		–		–	4,267
Oil & Gas	3,777		3,917		–	7,694
Pharmaceuticals	3,178		–		–	3,178
Convertible Bonds	–		124,323	(1)	–	124,323
Investment Companies	537		–		–	537

Total Investments	$253,632		$128,240		$–	$381,872

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2012

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5%

Australia – 0.8%
Alumina Ltd.	1,465,558	$1,875

Belgium – 2.7%
Anheuser-Busch InBev N.V.	90,688	6,608

Brazil – 3.2%

Petroleo Brasileiro S.A. ADR	123,024	3,268
Vale S.A. ADR	200,267	4,672
		7,940

China – 1.4%
Bank of China Ltd., Class H	8,784,845	3,548

Egypt – 0.5%
Orascom Construction Industries GDR	29,964	1,300

France – 10.2%

ArcelorMittal	234,052	4,478

BNP Paribas S.A.	61,059	2,900

Bouygues S.A.	136,535	4,178

Danone	55,214	3,850

Societe Generale S.A.	89,132	2,606

Total S.A.	93,636	4,773
Wendel S.A.	31,872	2,725
		25,510

Germany – 11.6%

Adidas A.G.	33,775	2,637

Allianz S.E. (Registered)	28,582	3,416

Deutsche Bank A.G. (Registered)	77,007	3,831

E.ON A.G.	32,989	790

GEA Group A.G.	107,131	3,695

Infineon Technologies A.G.	318,879	3,260

SAP A.G.	89,334	6,238
Siemens A.G. (Registered)	48,814	4,927
		28,794

Hong Kong – 0.7%
AIA Group Ltd.	453,350	1,660

Ireland – 1.6%
WPP PLC	283,922	3,881

Japan – 11.8%

Canon, Inc.	95,579	4,558

Kansai Electric Power (The) Co., Inc.	102,900	1,600

Kawasaki Heavy Industries Ltd.	775,300	2,382

Kubota Corp.	272,500	2,628

Mitsubishi UFJ Financial Group, Inc.	1,042,148	5,240

Mitsui & Co. Ltd.	209,500	3,448

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% – continued

Japan – 11.8%–continued

NTT DoCoMo, Inc.	1,864	$3,107

Shimano, Inc.	42,148	2,556
Tokio Marine Holdings, Inc.	140,500	3,898
		29,417

Netherlands – 5.6%

ASML Holding N.V.	109,468	5,462

Koninklijke Vopak N.V.	55,083	3,173

Royal Dutch Shell PLC, Class B	154,200	5,432
		14,067

Norway – 0.6%
TGS Nopec Geophysical Co. ASA	52,870	1,452

Portugal – 1.4%
Jeronimo Martins SGPS S.A. *	173,717	3,541

Singapore – 1.4%
DBS Group Holdings Ltd.	310,181	3,497

South Korea – 3.1%

Hyundai Motor Co.	24,482	5,083
Samsung Electronics Co. Ltd.	2,450	2,759
		7,842

Spain – 1.2%
Banco Santander S.A.	388,416	2,986

Sweden – 2.7%

Husqvarna AB, Class B	591,744	3,568
Telefonaktiebolaget LM Ericsson, Class B	299,518	3,098
		6,666

Switzerland – 9.9%

ABB Ltd. (Registered) *	63,979	1,314

Credit Suisse Group A.G. (Registered)	111,475	3,176

Givaudan S.A. (Registered) *	2,443	2,357

Novartis A.G. (Registered)	104,586	5,793

Roche Holding A.G. (Genusschein)	34,448	5,998

Syngenta A.G. (Registered) *	6,840	2,355
Xstrata PLC	211,424	3,621
		24,614

United Kingdom – 18.4%

BAE Systems PLC	337,523	1,618

Barclays PLC	1,558,649	5,886

BP PLC	263,903	1,971

Compass Group PLC	418,137	4,382

GlaxoSmithKline PLC	179,699	4,013

Man Group PLC	1,337,946	2,891

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% – continued

United Kingdom – 18.4%–continued

Pearson PLC	226,078	$4,224

Prudential PLC	405,006	4,845

Rolls-Royce Holdings PLC *	131,228	1,704

Standard Chartered PLC	187,308	4,671

Vodafone Group PLC	2,049,611	5,659
Weir Group (The) PLC	139,266	3,927
		45,791

United States – 4.7%

Mead Johnson Nutrition Co.	42,222	3,483

NII Holdings, Inc. *	122,087	2,235

Schlumberger Ltd.	51,407	3,595
Virgin Media, Inc.	96,896	2,420
		11,733
Total Common Stocks (1)
(Cost $209,533)		232,722

PREFERRED STOCKS – 4.0%

Brazil – 2.1%
Itau Unibanco Holding S.A. ADR	270,407	5,189

Germany – 1.9%
Volkswagen A.G.	27,173	4,783
Total Preferred Stocks(1)
(Cost $10,757)		9,972

INVESTMENT COMPANIES – 1.5%
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	3,881,267	3,881
Total Investment Companies
(Cost $3,881)		3,881

Total Investments – 99.0%
(Cost $224,171)		246,575
Other Assets less Liabilities – 1.0%		2,386
NET ASSETS – 100.0%		$248,961

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $6,241,000 with net sales of approximately $2,360,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the International Equity Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	13.8%
Consumer Staples	7.2
Energy	8.4
Financials	24.8
Health Care	6.5
Industrials	15.3
Information Technology	10.5
Materials	8.0
Telecommunication Services	4.5
Utilities	1.0

Total	100.0%

At March 31, 2012, the International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	33.3%
British Pound	24.2
Japanese Yen	12.1
United States Dollar	10.8
Swiss Franc	8.7
All other currencies less than 5%	10.9

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Japanese Yen	77,849	UnitedStates Dollar	936	4/2/12	$– *
Canadian Dollar	335	UnitedStates Dollar	335	4/3/12	– *
United State Dollar	1,782	Euro	1,336	4/3/12	– *

Total					$– *

* Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in the portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$2,420	$26,331	$–	$28,751
Consumer Staples	3,482	14,000	–	17,482
Energy	6,863	13,628	–	20,491
Financials		55,053	–	55,053
Health Care	–	15,803	–	15,803
Industrials	–	37,018	–	37,018
Information Technology	–	25,374	–	25,374
Materials	4,673	14,686	–	19,359
Telecommunication
Services	2,235	8,766	–	11,001
Utilities	–	2,390	–	2,390
Preferred Stocks
Consumer Discretionary	–	4,783	–	4,783
Financials	5,189	–		5,189
Investment Companies	3,881	–	–	3,881

Total Investments	$28,743	$217,832	$–	$246,575

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Liabilities
Foreign Currency
Exchange Contracts	$–	$–	$–	$– *

* Amount rounds to less than one thousand.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Agriculture – 3.1%
Philip Morris International, Inc.	49,093	$4,350

Apparel – 1.1%
VF Corp.	10,889	1,590

Auto Parts & Equipment – 0.6%
Johnson Controls, Inc.	27,195	883

Banks – 10.9%

Capital One Financial Corp.	36,337	2,026

Citigroup, Inc.	58,498	2,138

JPMorgan Chase & Co.	101,224	4,654

U.S. Bancorp	92,130	2,919
Wells Fargo & Co.	107,414	3,667
		15,404

Beverages – 1.4%
Anheuser-Busch InBev N.V. ADR	26,879	1,955

Biotechnology – 1.2%
Celgene Corp. *	21,206	1,644

Chemicals – 1.2%
Monsanto Co.	21,264	1,696

Computers – 9.7%

Apple, Inc. (1) *	13,370	8,015

Brocade Communications Systems, Inc. *	65,379	376

EMC Corp. *	85,190	2,546

International Business Machines Corp.	7,271	1,517
Teradata Corp. *	17,703	1,206
		13,660

Cosmetics/Personal Care – 1.5%
Procter & Gamble (The) Co.	32,232	2,166

Diversified Financial Services – 2.1%

Discover Financial Services	50,351	1,679
IntercontinentalExchange, Inc. *	9,926	1,364
		3,043

Electric – 3.4%

Dominion Resources, Inc.	47,459	2,430
Southern (The) Co.	54,340	2,442
		4,872

Electronics – 2.3%

Honeywell International, Inc.	30,054	1,835
TE Connectivity Ltd.	37,676	1,384
		3,219

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Healthcare – Products – 3.5%

Baxter International, Inc.	29,223	$1,747

C.R. Bard, Inc.	16,535	1,632
Covidien PLC	29,899	1,635
		5,014

Healthcare – Services – 2.3%

Humana, Inc.	11,271	1,042
UnitedHealth Group, Inc.	37,329	2,200
		3,242

Insurance – 1.7%

CNO Financial Group, Inc. *	232,351	1,807
MGIC Investment Corp. *	118,502	588
		2,395

Internet – 1.8%

F5 Networks, Inc. *	7,638	1,031
Google, Inc., Class A (1) *	2,372	1,521
		2,552

Media – 2.9%

Comcast Corp., Class A	69,459	2,084
Walt Disney (The) Co.	45,490	1,992
		4,076

Metal Fabrication/Hardware – 1.2%
Precision Castparts Corp.	9,669	1,672

Mining – 0.6%
BHP Billiton Ltd. ADR	11,713	848

Miscellaneous Manufacturing – 5.1%

Dover Corp.	31,990	2,013
General Electric Co.	255,733	5,133
		7,146

Oil & Gas – 8.8%

Apache Corp.	10,979	1,103

Chevron Corp.	34,100	3,657

Exxon Mobil Corp.	55,797	4,839

Noble Energy, Inc.	14,048	1,373
Suncor Energy, Inc.	42,715	1,397
		12,369

Oil & Gas Services – 2.7%

National Oilwell Varco, Inc. (1)	18,069	1,436
Schlumberger Ltd.	34,385	2,404
		3,840

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Pharmaceuticals – 7.8%

Cardinal Health, Inc.	40,426	$1,743

Express Scripts, Inc. *	42,732	2,315

Mead Johnson Nutrition Co.	19,306	1,593

Merck & Co., Inc.	57,454	2,206
Pfizer, Inc.	138,658	3,142
		10,999

Pipelines – 1.0%
Spectra Energy Corp.	42,944	1,355

Retail – 8.5%

CVS Caremark Corp.	41,192	1,845

Darden Restaurants, Inc.	38,264	1,958

Dick’s Sporting Goods, Inc.	28,442	1,368

Nordstrom, Inc.	23,493	1,309

Target Corp.	30,897	1,800

TJX Cos., Inc.	56,282	2,235
Walgreen Co.	46,077	1,543
		12,058

Semiconductors – 2.9%

QUALCOMM, Inc.	39,677	2,699
Xilinx, Inc.	37,288	1,358
		4,057

Software – 3.2%

Citrix Systems, Inc. *	18,574	1,466
Oracle Corp.	104,400	3,044
		4,510

Telecommunications – 5.1%

AT&T, Inc.	80,698	2,520

CenturyLink, Inc.	53,114	2,053
Cisco Systems, Inc.	128,028	2,708
		7,281

Transportation – 1.5%
Kansas City Southern *	29,737	2,132
Total Common Stocks
(Cost $108,787)		140,028

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	1,177,353	$1,177
Total Investment Companies
(Cost $1,177)		1,177

Total Investments – 99.9%
(Cost $109,964)		141,205
Other Assets less Liabilities – 0.1%		81
NET ASSETS – 100.0%		$141,286

(1)	A portion of the security is held to cover open written option contracts.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,502,000 with net sales of approximately $325,000 during the fiscal year ended March 31, 2012.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Large Cap Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.9%
Consumer Staples	9.6
Energy	12.5
Financials	14.9
Health Care	13.8
Industrials	9.1
Information Technology	20.6
Materials	1.8
Telecommunication Services	3.3
Utilities	3.5

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND continued	MARCH 31, 2012

At March 31, 2012, the Large Cap Equity Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	VALUE (000s)
Apple, Inc.,
Exp. Date 04/21/12, Strike Price $600.00	(3)	$(5)
Apple, Inc.,
Exp. Date 4/21/12, Strike Price $650.00	(3)	(1)
Google, Inc., Class A
Exp. Date 04/21/12, Strike Price $680.00	(5)	(4)
National Oilwell Varco, Inc.,
Exp. Date 04/21/12, Strike Price $95.00	(49)	– *

Total Written Option Contracts
(Premiums Received $13)		$(10)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions,

including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$140,028	(1)	$–	$–	$140,028
Investment Companies	1,177		–	–	1,177

Total Investments	$141,205		$–	$–	$141,205

OTHER FINANCIAL INSTRUMENTS
Liabilities
Written Options	$(10)		$–	$–	$(10)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6%

Aerospace/Defense – 2.4%

Boeing (The) Co.	13,775	$1,024
United Technologies Corp.	14,510	1,204
		2,228

Apparel – 2.5%

Coach, Inc.	12,665	979
NIKE, Inc., Class B	12,908	1,399
		2,378

Auto Parts & Equipment – 1.5%
Johnson Controls, Inc.	44,078	1,432

Banks – 0.9%
JPMorgan Chase & Co.	18,095	832

Beverages – 1.7%
PepsiCo, Inc.	24,486	1,625

Biotechnology – 4.6%

Alexion Pharmaceuticals, Inc. *	13,675	1,270

Biogen Idec, Inc. *	10,459	1,317
Celgene Corp. *	22,070	1,711
		4,298

Chemicals – 2.8%

E.I. du Pont de Nemours & Co.	24,603	1,302
Monsanto Co.	16,565	1,321
		2,623

Commercial Services – 1.5%
Mastercard, Inc., Class A	3,278	1,379

Computers – 14.6%

Apple, Inc. *	12,030	7,212

Cognizant Technology Solutions Corp., Class A *	23,425	1,802

EMC Corp. *	61,230	1,829

International Business Machines Corp.	8,750	1,826
Teradata Corp. *	15,730	1,072
		13,741

Cosmetics/Personal Care – 1.1%
Estee Lauder (The) Cos., Inc., Class A	16,755	1,038

Distribution/Wholesale – 0.8%
W.W. Grainger, Inc.	3,434	738

Diversified Financial Services – 2.9%

American Express Co.	29,175	1,688
IntercontinentalExchange, Inc. *	7,550	1,038
		2,726

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Electronics – 1.3%
Trimble Navigation Ltd. *	21,925	$1,193

Environmental Control – 1.0%
Stericycle, Inc. *	11,575	968

Food – 1.6%
Whole Foods Market, Inc.	17,920	1,491

Healthcare – Products – 3.0%

Covidien PLC	16,225	887
Intuitive Surgical, Inc. *	3,614	1,958
		2,845

Healthcare – Services – 1.0%
UnitedHealth Group, Inc.	16,495	972

Internet – 8.6%

Amazon.com, Inc. *	9,711	1,967

F5 Networks, Inc. *	8,938	1,206

Google, Inc., Class A *	5,204	3,337
priceline.com, Inc. *	2,271	1,629
		8,139

Machinery – Diversified – 3.3%

Cummins, Inc.	13,885	1,667
Deere & Co.	17,715	1,433
		3,100

Media – 2.4%

DIRECTV, Class A *	18,305	903
Walt Disney (The) Co.	32,030	1,402
		2,305

Metal Fabrication/Hardware – 1.3%
Precision Castparts Corp.	7,126	1,232

Miscellaneous Manufacturing – 2.0%
Danaher Corp.	33,265	1,863

Oil & Gas – 2.2%

Apache Corp.	11,510	1,156
Noble Energy, Inc.	9,650	944
		2,100

Oil & Gas Services – 4.3%

National Oilwell Varco, Inc.	24,730	1,965
Schlumberger Ltd.	29,980	2,097
		4,062

Pharmaceuticals – 3.4%

Abbott Laboratories	21,725	1,332

Allergan, Inc.	10,250	978

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Pharmaceuticals – 3.4% – continued
Perrigo Co.	9,026	$932
		3,242

Real Estate Investment Trusts – 1.1%
American Tower Corp.	15,985	1,007

Retail – 9.7%

Costco Wholesale Corp.	12,650	1,148

Dick’s Sporting Goods, Inc.	24,275	1,167

Dollar Tree, Inc. *	10,010	946

Home Depot (The), Inc.	13,519	680

J.C. Penney Co., Inc.	11,640	412

Lululemon Athletica, Inc. *	14,140	1,056

McDonald’s Corp.	13,555	1,330

Starbucks Corp.	33,600	1,878
Ulta Salon Cosmetics & Fragrance, Inc.	5,272	490
		9,107

Semiconductors – 3.6%

ARM Holdings PLC ADR	30,735	870
QUALCOMM, Inc.	36,525	2,484
		3,354

Software – 7.9%

Autodesk, Inc. *	25,480	1,078

Cerner Corp. *	18,350	1,398

Citrix Systems, Inc. *	25,235	1,991

Nuance Communications, Inc. *	35,290	903

Red Hat, Inc. *	17,610	1,055
Salesforce.com, Inc. *	6,242	964
		7,389

Transportation – 1.6%
Kansas City Southern *	21,075	1,511
Total Common Stocks
(Cost $70,556)		90,918

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.6%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	3,385,947	$3,386
Total Investment Companies
(Cost $3,386)		3,386

Total Investments – 100.2%
(Cost $73,942)		94,304
Liabilities less Other Assets – (0.2)%		(234)
NET ASSETS – 100.0%		$94,070

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,143,000 with net purchases of approximately $2,243,000 during the fiscal year ended March 31, 2012.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Large Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	19.4%
Consumer Staples	5.8
Energy	6.7
Financials	5.2
Health Care	14.0
Industrials	12.8
Information Technology	33.2
Materials	2.9

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Growth Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$90,918	(1)	$–	$–	$90,918
Investment Companies	3,386		–	–	3,386

Total Investments	$94,304		$–	$–	$94,304

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3%

Advertising – 2.5%
Omnicom Group, Inc.	62,560	$3,169

Aerospace/Defense – 2.8%
Boeing (The) Co.	47,340	3,521

Agriculture – 1.4%
Philip Morris International, Inc.	20,755	1,839

Auto Parts & Equipment – 0.7%
Johnson Controls, Inc.	27,580	896

Banks – 9.4%

Bank of New York Mellon (The) Corp.	81,660	1,970

Goldman Sachs Group (The), Inc.	20,350	2,531

JPMorgan Chase & Co.	81,015	3,725
Wells Fargo & Co.	109,930	3,753
		11,979

Beverages – 2.0%

Coca-Cola (The) Co.	13,545	1,002
PepsiCo, Inc.	22,935	1,522
		2,524

Building Materials – 0.5%
Masco Corp.	46,605	623

Chemicals – 1.8%
Dow Chemical (The) Co.	65,985	2,286

Computers – 1.0%
SanDisk Corp. *	25,545	1,267

Diversified Financial Services – 6.7%

BlackRock, Inc.	14,549	2,981

CME Group, Inc.	7,970	2,306
Invesco Ltd.	118,835	3,169
		8,456

Food – 0.8%
Kraft Foods, Inc., Class A	25,550	971

Healthcare – Products – 1.9%
Medtronic, Inc.	62,070	2,433

Housewares – 2.2%
Newell Rubbermaid, Inc.	158,315	2,820

Insurance – 8.0%

Allstate (The) Corp.	89,965	2,962

MetLife, Inc.	95,365	3,562
Prudential Financial, Inc.	57,155	3,623
		10,147

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Investment Companies – 2.1%
KKR & Co. L.P.	177,510	$2,632

Mining – 1.5%

Freeport-McMoRan Copper & Gold, Inc.	22,375	851
Newmont Mining Corp.	19,785	1,015
		1,866

Miscellaneous Manufacturing – 5.6%

3M Co.	19,190	1,712

General Electric Co.	141,005	2,830
Siemens A.G. ADR	24,835	2,504
		7,046

Oil & Gas – 8.3%

Chevron Corp.	35,190	3,774

Ensco PLC ADR	50,980	2,698
Exxon Mobil Corp.	47,050	4,081
		10,553

Oil & Gas Services – 4.4%

Baker Hughes, Inc.	73,730	3,092
Schlumberger Ltd.	35,820	2,505
		5,597

Pharmaceuticals – 11.9%

Abbott Laboratories	39,545	2,424

Johnson & Johnson	29,875	1,971

Merck & Co., Inc.	73,565	2,825

Pfizer, Inc.	148,775	3,371

Sanofi ADR	53,540	2,075
Teva Pharmaceutical Industries Ltd. ADR	55,070	2,481
		15,147

Retail – 4.2%

Target Corp.	46,640	2,717
Wal-Mart Stores, Inc.	42,790	2,619
		5,336

Savings & Loans – 2.0%
New York Community Bancorp, Inc.	186,710	2,597

Semiconductors – 5.9%

Applied Materials, Inc.	107,315	1,335

Intel Corp.	144,900	4,073
QUALCOMM, Inc.	29,935	2,036
		7,444

Software – 3.2%
Microsoft Corp.	126,030	4,064

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.3% – continued

Telecommunications – 7.5%

AT&T, Inc.	104,840	$3,274

Cisco Systems, Inc.	179,565	3,798
Vodafone Group PLC ADR	86,810	2,402
		9,474
Total Common Stocks
(Cost $101,783)		124,687

INVESTMENT COMPANIES – 1.6%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	2,057,582	2,058
Total Investment Companies
(Cost $2,058)		2,058

Total Investments – 99.9%
(Cost $103,841)		126,745
Other Assets less Liabilities – 0.1%		64
NET ASSETS – 100.0%		$126,809

(1)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,148,000 with net purchases of approximately $910,000 during the fiscal year ended March 31, 2012.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Large Cap Value Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	7.7%
Consumer Staples	6.4
Energy	13.0
Financials	28.7
Health Care	14.1
Industrials	9.0
Information Technology	13.3
Materials	3.3
Telecommunication Services	4.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Value Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$124,687(1)	$–	$–	$124,687
Investment Companies	2,058	–	–	2,058

Total Investments	$126,745	$–	$–	$126,745

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%

Advertising – 0.0%

Harte-Hanks, Inc.	7,705	$70
Marchex, Inc., Class B	3,616	16
		86

Aerospace/Defense – 1.4%

AAR Corp.	4,383	80

Aerovironment, Inc. *	1,301	35

Astronics Corp. *	3,265	114

Astronics Corp., Class B *	126	4

Breeze-Eastern Corp. *	6,755	57

Cubic Corp.	4,347	206

Curtiss-Wright Corp.	5,945	220

Ducommun, Inc. *	3,195	38

Esterline Technologies Corp. *	3,508	251

GenCorp, Inc. *	14,157	101

HEICO Corp.	6,017	310

Kaman Corp.	4,468	152

Kratos Defense & Security Solutions, Inc. *	598	3

LMI Aerospace, Inc. *	1,839	33

Moog, Inc., Class A *	6,581	282

National Presto Industries, Inc.	1,005	76

Orbital Sciences Corp. *	6,814	90

SIFCO Industries, Inc.	560	10

Teledyne Technologies, Inc. *	5,864	370
Triumph Group, Inc.	5,208	326
		2,758

Agriculture – 0.4%

Adecoagro S.A. *	1,100	12

Alico, Inc.	1,231	28

Alliance One International, Inc. *	11,039	42

Andersons (The), Inc.	3,586	175

Cadiz, Inc. *	4,650	43

Griffin Land & Nurseries, Inc.	165	4

Tejon Ranch Co. *	3,066	88

Universal Corp.	3,783	176

Vector Group Ltd.	7,637	135
		703

Airlines – 0.5%

Alaska Air Group, Inc. *	10,492	376

Allegiant Travel Co. *	3,076	168

Hawaiian Holdings, Inc. *	2,020	10

JetBlue Airways Corp. *	26,496	129

Republic Airways Holdings, Inc. *	1,736	9

SkyWest, Inc.	8,579	95

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Airlines – 0.5% – continued
US Airways Group, Inc. *	20,300	$154
		941

Apparel – 1.3%

Carter’s, Inc. *	6,415	319

Cherokee, Inc.	595	7

Columbia Sportswear Co.	2,778	132

Crocs, Inc. *	11,800	247

Delta Apparel, Inc. *	1,500	25

G-III Apparel Group Ltd. *	4,923	140

Iconix Brand Group, Inc. *	10,472	182

Jones Group (The), Inc.	9,600	121

K-Swiss, Inc., Class A *	2,620	11

Maidenform Brands, Inc. *	595	13

Oxford Industries, Inc.	3,067	156

Perry Ellis International, Inc. *	2,898	54

Quiksilver, Inc. *	22,523	91

Skechers U.S.A., Inc., Class A *	4,366	55

Steven Madden Ltd. *	3,952	169

Superior Uniform Group, Inc.	4,114	48

True Religion Apparel, Inc. *	4,777	131

Unifi, Inc. *	2,620	25

Warnaco Group (The), Inc. *	5,069	296

Weyco Group, Inc.	714	17

Wolverine World Wide, Inc.	8,288	308
		2,547

Auto Manufacturers – 0.0%

Wabash National Corp. *	8,600	89

Auto Parts & Equipment – 0.8%

American Axle & Manufacturing Holdings, Inc. *	3,179	37

Amerigon, Inc. *	1,002	16

Cooper Tire & Rubber Co.	9,175	140

Dana Holding Corp.	21,911	340

Dorman Products, Inc. *	2,311	117

Exide Technologies *	7,100	22

Fuel Systems Solutions, Inc. *	5,570	146

Meritor, Inc. *	2,342	19

Miller Industries, Inc.	3,827	65

Modine Manufacturing Co. *	7,952	70

Spartan Motors, Inc.	1,467	8

Standard Motor Products, Inc.	4,488	79

Superior Industries International, Inc.	5,232	102

Tenneco, Inc. *	7,315	272

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Auto Parts & Equipment – 0.8% – continued
Titan International, Inc.	5,332	$126
		1,559

Banks – 5.3%

1st Source Corp.	6,125	150

Alliance Bancorp, Inc. of Pennsylvania	609	7

Alliance Financial Corp.	161	5

American National Bankshares, Inc.	2,917	62

Ameris Bancorp *	888	12

Ames National Corp.	2,887	69

Arrow Financial Corp.	2,985	73

Banco Latinoamericano de Comercio Exterior S.A., Class E	4,005	85

Bancorp (The), Inc. *	1,588	16

BancorpSouth, Inc.	11,300	152

Bank of Kentucky Financial Corp.	1,100	28

Bank of Marin Bancorp	462	18

Bank of South Carolina Corp.	200	2

Bank of the Ozarks, Inc.	3,176	99

Banner Corp.	208	5

Bar Harbor Bankshares	1,986	66

BBCN Bancorp, Inc. *	1,010	11

BCB Bancorp, Inc.	714	7

Berkshire Bancorp, Inc. *	321	2

Boston Private Financial Holdings, Inc.	2,905	29

Bryn Mawr Bank Corp.	3,565	80

Camden National Corp.	893	31

Capital City Bank Group, Inc.	4,376	33

Cardinal Financial Corp.	1,290	15

Cass Information Systems, Inc.	180	7

Cathay General Bancorp	8,457	150

Center Bancorp, Inc.	6,132	61

Centerstate Banks, Inc.	720	6

Century Bancorp, Inc., Class A	2,810	77

Chemical Financial Corp.	5,022	118

Citizens & Northern Corp.	738	15

City Holding Co.	2,918	101

CoBiz Financial, Inc.	1,764	12

Columbia Banking System, Inc.	3,628	83

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	3,471	100

Community Trust Bancorp, Inc.	2,743	88

CVB Financial Corp.	14,771	173

Eagle Bancorp, Inc. *	4,376	73

Enterprise Bancorp, Inc.	705	12

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banks – 5.3% – continued

Enterprise Financial Services Corp.	862	$10

Farmers Capital Bank Corp. *	712	4

Fidelity Southern Corp.	1,784	12

Financial Institutions, Inc.	4,069	66

First Bancorp	1,693	18

First Bancorp, Inc.	3,483	52

First Busey Corp.	16,787	83

First Citizens BancShares, Inc., Class A	400	73

First Community Bancshares, Inc.	4,962	66

First Financial Bancorp	7,825	135

First Financial Bankshares, Inc.	3,274	115

First Financial Corp.	3,071	97

First Horizon National Corp. (Fractional Shares) *	38,609	–

First Merchants Corp.	1,310	16

First Midwest Bancorp, Inc.	8,569	103

First of Long Island (The) Corp.	2,830	75

First South Bancorp, Inc. *	560	2

FirstMerit Corp.	13,525	228

FNB Corp.	15,525	188

German American Bancorp, Inc.	441	9

Glacier Bancorp, Inc.	8,599	128

Great Southern Bancorp, Inc.	6,276	151

Guaranty Bancorp *	5,241	10

Hancock Holding Co.	8,313	295

Hanmi Financial Corp. *	162	2

Hawthorn Bancshares, Inc.	588	4

Heartland Financial USA, Inc.	712	12

Heritage Financial Corp.	705	10

Home Bancshares, Inc.	400	11

Hudson Valley Holding Corp.	200	3

IBERIABANK Corp.	3,659	196

Independent Bank Corp.	3,781	109

International Bancshares Corp.	5,836	123

Jeffersonville Bancorp	214	2

Lakeland Bancorp, Inc.	8,034	79

Lakeland Financial Corp.	1,159	30

MainSource Financial Group, Inc.	1,292	16

MB Financial, Inc.	6,690	140

Merchants Bancshares, Inc.	2,640	74

Metro Bancorp, Inc. *	873	10

Middleburg Financial Corp.	2,778	44

MidSouth Bancorp, Inc.	856	12

MidWestOne Financial Group, Inc.	564	11

National Bankshares, Inc.	2,038	61

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banks – 5.3% – continued

National Penn Bancshares, Inc.	7,800	$69

NBT Bancorp, Inc.	5,225	115

Northrim BanCorp, Inc.	3,199	69

Norwood Financial Corp.	2,051	54

Ohio Valley Banc Corp.	813	15

Old National Bancorp	10,171	134

Oriental Financial Group, Inc.	8,227	100

Orrstown Financial Services, Inc.	1,886	16

Pacific Capital Bancorp N.A. *	186	8

Pacific Continental Corp.	873	8

PacWest Bancorp	5,197	126

Park National Corp.	2,200	152

Peapack Gladstone Financial Corp.	720	10

Peoples Bancorp, Inc.	893	16

Peoples Financial Corp.	421	4

Pinnacle Financial Partners, Inc. *	4,962	91

Popular, Inc. *	117,300	240

Porter Bancorp, Inc.	723	2

Premier Financial Bancorp, Inc. *	1,020	8

PrivateBancorp, Inc.	5,376	82

Prosperity Bancshares, Inc.	5,962	273

QCR Holdings, Inc.	716	9

Renasant Corp.	2,320	38

Republic Bancorp, Inc., Class A	2,107	50

Republic First Bancorp, Inc. *	1,598	4

S&T Bancorp, Inc.	5,240	114

S.Y. Bancorp, Inc.	3,013	70

Sandy Spring Bancorp, Inc.	4,366	79

Savannah Bancorp (The), Inc. *	712	4

SCBT Financial Corp.	4,329	142

Seacoast Banking Corp. of Florida *	4,639	8

Shore Bancshares, Inc.	893	6

Sierra Bancorp	893	9

Signature Bank *	5,002	315

Simmons First National Corp., Class A	2,926	76

Southern National Bancorp of Virginia, Inc.	712	5

Southside Bancshares, Inc.	3,069	68

Southwest Bancorp, Inc. *	887	8

StellarOne Corp.	1,326	16

Sterling Bancorp	1,011	10

Sterling Financial Corp. *	3,900	81

Suffolk Bancorp *	714	9

Sun Bancorp, Inc. *	1,877	7

Susquehanna Bancshares, Inc.	21,174	209

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banks – 5.3% – continued

SVB Financial Group *	4,949	$318

Synovus Financial Corp.	85,600	175

Texas Capital Bancshares, Inc. *	2,900	100

Tompkins Financial Corp.	2,709	108

TowneBank	1,611	22

Trico Bancshares	3,339	58

Trustco Bank Corp. NY	9,745	56

Trustmark Corp.	6,996	175

UMB Financial Corp.	5,241	234

Umpqua Holdings Corp.	15,574	211

Union First Market Bankshares Corp.	893	12

United Bancorp, Inc.	714	7

United Bankshares, Inc.	6,115	176

United Community Bancorp	1,021	6

United Community Banks, Inc. *	6,375	62

Univest Corp. of Pennsylvania	595	10

Valley National Bancorp	712	9

Washington Banking Co.	705	10

Washington Trust Bancorp, Inc.	3,917	95

Webster Financial Corp.	6,847	155

WesBanco, Inc.	2,765	56

West Bancorporation, Inc.	1,175	12

Westamerica Bancorporatio n	3,637	175

Western Alliance Bancorp *	1,870	16

Wilshire Bancorp, Inc. *	744	4

Wintrust Financial Corp.	3,066	110
Yadkin Valley Financial Corp. *	2,334	7
		10,329

Beverages – 0.3%

Boston Beer (The) Co., Inc., Class A *	893	95

Central European Distribution Corp. *	9,900	51

Coca-Cola Bottling Co. Consolidated	1,872	118

Craft Brewers Alliance, Inc. *	8,200	63

Farmer Bros. Co. *	7,389	81

National Beverage Corp. *	3,332	53
Peet’s Coffee & Tea, Inc. *	2,230	164
		625

Biotechnology – 1.9%

Acorda Therapeutics, Inc. *	7,095	188

Aegerion Pharmaceuticals, Inc. *	2,700	37

Affymax, Inc. *	1,913	23

Amylin Pharmaceuticals, Inc. *	18,700	467

Arena Pharmaceuticals, Inc. *	5,531	17

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Biotechnology – 1.9% – continued

Ariad Pharmaceuticals, Inc. *	22,055	$352

Arqule, Inc. *	2,306	16

Astex Pharmaceuticals *	2,027	4

BioCryst Pharmaceuticals, Inc. *	1,177	6

Cambrex Corp. *	23,522	164

Celldex Therapeutics, Inc. *	8,176	42

Charles River Laboratories International, Inc. *	7,400	267

Chelsea Therapeutics International Ltd. *	2,608	7

Cubist Pharmaceuticals, Inc. *	8,548	370

Curis, Inc. *	2,326	11

Cytokinetics, Inc. *	3,771	4

Emergent Biosolutions, Inc. *	3,771	60

Enzo Biochem, Inc. *	1,757	5

Enzon Pharmaceuticals, Inc. *	14,689	101

Exelixis, Inc. *	15,441	80

Geron Corp. *	8,435	14

GTx, Inc. *	1,910	7

Harvard Bioscience, Inc. *	2,464	10

Idera Pharmaceuticals, Inc. *	1,886	3

Immunogen, Inc. *	5,944	86

Immunomedics, Inc. *	19,060	69

Incyte Corp. Ltd. *	10,929	211

InterMune, Inc. *	7,111	104

Lexicon Pharmaceuticals, Inc. *	2,196	4

Ligand Pharmaceuticals, Inc., Class B *	3,886	62

Maxygen, Inc. *	3,356	19

Medicines (The) Co. *	8,973	180

Momenta Pharmaceuticals, Inc. *	6,127	94

Myriad Genetics, Inc. *	2,500	59

Nanosphere, Inc. *	2,038	4

Novavax, Inc. *	3,186	4

NPS Pharmaceuticals, Inc. *	9,059	62

OncoGenex Pharmaceutical, Inc. *	5,895	78

PDL BioPharma, Inc.	22,886	145

Protalix BioTherapeutics, Inc. *	15,385	98

Repligen Corp. *	4,417	26

RTI Biologics, Inc. *	4,514	17

Sangamo Biosciences, Inc. *	4,079	20

Seattle Genetics, Inc. *	8,866	181

Sequenom, Inc. *	5,259	21
Vical, Inc. *	2,338	8
		3,807

Building Materials – 1.0%

AAON, Inc.	4,308	$87

Apogee Enterprises, Inc.	7,789	101

Builders FirstSource, Inc. *	2,329	10

Comfort Systems USA, Inc.	7,697	84

Drew Industries, Inc. *	6,848	187

Eagle Materials, Inc.	8,073	281

Gibraltar Industries, Inc. *	1,768	27

Griffon Corp.	7,416	79

Interline Brands, Inc. *	6,681	144

Louisiana-Pacific Corp. *	21,016	197

LSI Industries, Inc.	1,318	10

NCI Building Systems, Inc. *	291	3

Nortek, Inc. *	100	4

Quanex Building Products Corp.	4,616	81

Simpson Manufacturing Co., Inc.	5,259	170

Texas Industries, Inc.	4,500	158

Trex Co., Inc. *	3,787	121

Universal Forest Products, Inc.	3,488	120
USG Corp. *	7,800	134
		1,998

Chemicals – 2.0%

A. Schulman, Inc.	5,690	154

Aceto Corp.	16,691	158

American Vanguard Corp.	4,320	94

Balchem Corp.	2,481	75

Chemtura Corp. *	14,000	238

Codexis, Inc. *	597	2

Ferro Corp. *	17,561	104

Georgia Gulf Corp. *	5,081	177

H.B. Fuller Co.	7,715	253

Hawkins, Inc.	2,818	105

Innophos Holdings, Inc.	3,833	192

Innospec, Inc. *	6,392	194

KMG Chemicals, Inc.	2,778	50

Kraton Performance Polymers, Inc. *	2,800	74

Landec Corp. *	1,733	11

Minerals Technologies, Inc.	2,345	153

NewMarket Corp.	2,173	407

Oil-Dri Corp. of America	306	7

Olin Corp.	8,893	193

OM Group, Inc. *	3,474	96

Omnova Solutions, Inc. *	4,962	34

PolyOne Corp.	11,213	162

Quaker Chemical Corp.	3,923	155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Chemicals – 2.0% – continued

Sensient Technologies Corp.	7,346	$279

Solutia, Inc.	6,975	195

Spartech Corp. *	3,363	16

Stepan Co.	2,191	192

TPC Group, Inc. *	2,300	102

Zep, Inc.	4,197	61
Zoltek Cos., Inc. *	2,741	31
		3,964

Coal – 0.1%

Cloud Peak Energy, Inc. *	7,800	124

James River Coal Co. *	3,943	20

Patriot Coal Corp. *	14,500	91
Westmoreland Coal Co. *	739	8
		243

Commercial Services – 6.2%

Aaron’s, Inc.	1,300	34

ABM Industries, Inc.	5,944	144

Acacia Research Corp. *	5,500	230

Accretive Health, Inc. *	2,800	56

Advance America Cash Advance Centers, Inc.	4,526	47

Advisory Board (The) Co. *	3,045	270

Albany Molecular Research, Inc. *	3,204	9

American Public Education, Inc. *	3,488	133

American Reprographics Co. *	3,367	18

Arbitron, Inc.	4,963	184

Ascent Capital Group, Inc., Class A *	2,671	126

Asset Acceptance Capital Corp. *	1,161	6

AVEO Pharmaceuticals, Inc. *	3,800	47

Barrett Business Services, Inc.	893	18

Bridgepoint Education, Inc. *	3,200	79

Capella Education Co. *	1,449	52

Cardtronics, Inc. *	5,525	145

Career Education Corp. *	7,500	60

CBIZ, Inc. *	9,899	63

CDI Corp.	1,672	30

Cenveo, Inc. *	3,794	13

Chemed Corp.	4,346	272

Collectors Universe	4,000	69

Consolidated Graphics, Inc. *	1,990	90

Convergys Corp. *	11,211	150

CoreLogic, Inc. *	13,100	214

Corinthian Colleges, Inc. *	7,403	31

Corporate Executive Board (The) Co.	4,182	180

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 96.8% – continued

Commercial Services – 6.2% – continued

Corvel Corp. *	2,783	$111

CoStar Group, Inc. *	4,085	282

CPI Corp.	9,993	10

CRA International, Inc. *	3,364	85

Cross Country Healthcare, Inc. *	2,889	14

Deluxe Corp.	6,391	150

DFC Global Corp. *	5,429	102

Dollar Thrifty Automotive Group, Inc. *	3,076	249

Electro Rent Corp.	6,733	124

Euronet Worldwide, Inc. *	8,300	173

ExlService Holdings, Inc. *	4,663	128

Forrester Research, Inc.	4,794	155

Franklin Covey Co. *	1,155	11

FTI Consulting, Inc. *	5,400	203

Geo Group (The), Inc. *	10,637	202

Global Cash Access Holdings, Inc. *	5,377	42

Great Lakes Dredge & Dock Corp.	4,202	30

H&E Equipment Services, Inc. *	2,451	46

Hackett Group (The), Inc. *	2,773	17

Healthcare Services Group, Inc.	9,760	208

Heartland Payment Systems, Inc.	3,000	87

Hill International, Inc. *	1,453	6

Hillenbrand, Inc.	9,800	225

HMS Holdings Corp. *	10,878	339

Huron Consulting Group, Inc. *	3,166	119

ICF International, Inc. *	1,487	38

Information Services Group, Inc. *	3,195	4

Insperity, Inc.	4,543	139

Integramed America, Inc. *	1,667	20

Intersections, Inc.	1,328	17

ITT Educational Services, Inc. *	3,700	245

K12, Inc. *	3,588	85

Kelly Services, Inc., Class A	5,656	90

Kenexa Corp. *	3,100	97

Kforce, Inc. *	6,253	93

Korn/Ferry International *	6,000	100

Landauer, Inc.	1,763	93

Learning Tree International, Inc. *	712	4

Live Nation Entertainment, Inc. *	16,821	158

Mac-Gray Corp.	1,007	15

Matthews International Corp., Class A	4,923	156

MAXIMUS, Inc.	7,882	321

McGrath Rentcorp	4,675	150

Medifast, Inc. *	595	10

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Commercial Services – 6.2% – continued

Midas, Inc. *	893	$10

MoneyGram International, Inc. *	252	5

Monro Muffler Brake, Inc.	4,501	187

Monster Worldwide, Inc. *	13,200	129

Multi-Color Corp.	3,296	74

National Research Corp.	2,821	121

Navigant Consulting, Inc. *	7,872	109

Net 1 UEPS Technologies, Inc. *	7,145	65

Odyssey Marine Exploration, Inc. *	4,057	13

On Assignment, Inc. *	1,306	23

PAREXEL International Corp. *	9,059	244

PDI, Inc. *	1,197	8

Pendrell Corp. *	43,812	114

PHH Corp. *	7,721	119

Providence Service (The) Corp. *	6,308	98

QC Holdings, Inc.	1,458	6

Rent-A-Center, Inc.	7,842	296

Resources Connection, Inc.	7,116	100

Rollins, Inc.	14,092	300

RSC Holdings, Inc. *	6,554	148

Sotheby’s	8,347	328

Standard Parking Corp. *	5,247	108

StarTek, Inc. *	1,159	3

Steiner Leisure Ltd. *	1,607	78

Stewart Enterprises, Inc., Class A	12,280	75

Strayer Education, Inc.	1,700	160

Team, Inc. *	3,766	117

TeleTech Holdings, Inc. *	7,857	126

TNS, Inc. *	2,895	63

Transcend Services, Inc. *	3,460	102

TrueBlue, Inc. *	5,400	97

Universal Technical Institute, Inc.	1,765	23

Valassis Communications, Inc. *	6,674	153

Viad Corp.	4,959	96

VistaPrint N.V. *	5,128	198

Volt Information Sciences, Inc. *	2,331	15
Wright Express Corp. *	7,145	462
		12,096

Computers – 1.9%

3D Systems Corp. *	4,878	115

Agilysys, Inc. *	9,762	88

Astro-Med, Inc.	863	7

CACI International, Inc., Class A *	4,171	260

CIBER, Inc. *	6,986	30

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Computers – 1.9% – continued

Cogo Group, Inc. *	11,749	$32

Computer Services, Inc.	2,600	86

Computer Task Group, Inc. *	3,858	59

Cray, Inc. *	1,458	11

Datalink Corp. *	1,612	15

Digimarc Corp. *	2,778	78

Dynamics Research Corp. *	893	9

iGate Corp. *	3,067	51

Imation Corp. *	3,055	19

Immersion Corp. *	2,332	13

Insight Enterprises, Inc. *	8,157	179

j2 Global, Inc.	6,116	175

Jack Henry & Associates, Inc.	10,831	370

LivePerson, Inc. *	7,967	134

Manhattan Associates, Inc. *	4,231	201

Mattersight Corp. *	1,886	16

Mentor Graphics Corp. *	12,454	185

Mercury Computer Systems, Inc. *	2,451	32

MTS Systems Corp.	4,634	246

Netscout Systems, Inc. *	7,278	148

PAR Technology Corp. *	4,311	21

Quantum Corp. *	16,870	44

Radisys Corp. *	1,018	8

Rimage Corp.	442	4

Silicon Graphics International Corp. *	1,878	18

Spansion, Inc., Class A *	4,500	55

STEC, Inc. *	4,664	44

Stratasys, Inc. *	3,847	140

Super Micro Computer, Inc. *	5,405	94

SYKES Enterprises, Inc. *	5,539	88

Synaptics, Inc. *	5,371	196

Syntel, Inc.	4,647	260

Transact Technologies, Inc. *	1,020	8

Unisys Corp. *	4,950	98
Virtusa Corp. *	1,009	17
		3,654

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	4,229	148

Inter Parfums, Inc.	5,466	86

Physicians Formula Holdings, Inc. *	239	1
Revlon, Inc., Class A *	595	10
		245

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%–continued

Distribution/Wholesale – 1.1%

Beacon Roofing Supply, Inc. *	7,708	$199

BlueLinx Holdings, Inc. *	2,774	7

Brightpoint, Inc. *	14,500	117

Core-Mark Holding Co., Inc.	1,098	45

GTSI Corp. *	12,521	62

Houston Wire & Cable Co.	2,193	31

MWI Veterinary Supply, Inc. *	2,153	190

Owens & Minor, Inc.	9,006	274

Pool Corp.	7,284	273

Rentrak Corp. *	2,904	66

Scansource, Inc. *	5,259	196

School Specialty, Inc. *	4,078	14

Titan Machinery, Inc. *	893	25

United Stationers, Inc.	7,898	245

Watsco, Inc.	4,096	303
WESCO International, Inc. *	2,135	139
		2,186

Diversified Financial Services – 2.0%

Aircastle Ltd.	4,938	60

BGC Partners, Inc., Class A	2,178	16

Calamos Asset Management, Inc., Class A	2,052	27

California First National Bancorp	1,616	25

Cohen & Steers, Inc.	3,388	108

CompuCredit Holdings Corp. *	4,829	28

Credit Acceptance Corp. *	3,477	351

Diamond Hill Investment Group, Inc.	298	22

Doral Financial Corp. *	2,618	4

Duff & Phelps Corp., Class A	4,663	72

Edelman Financial Group, Inc.	1,896	13

Encore Capital Group, Inc. *	4,795	108

Epoch Holding Corp.	2,983	71

Evercore Partners, Inc., Class A	2,612	76

FBR & Co. *	4,958	13

Financial Engines, Inc. *	3,000	67

First Marblehead (The) Corp. *	1,758	2

GAMCO Investors, Inc., Class A	2,754	137

GFI Group, Inc.	11,362	43

Gleacher & Co., Inc. *	2,329	3

Harris & Harris Group, Inc. *	1,588	7

Hercules Technology Growth Capital, Inc.	3,056	34

Higher One Holdings, Inc. *	5,800	87

Institutional Financial Markets, Inc.	894	1

Interactive Brokers Group, Inc., Class A	8,469	144

INTL. FCStone, Inc.*	4,489	95

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%–continued

Diversified Financial Services – 2.0%–continued

Investment Technology Group, Inc. *	10,566	$126

Janus Capital Group, Inc.	23,500	209

JMP Group, Inc.	1,013	7

KBW, Inc.	4,500	83

Knight Capital Group, Inc., Class A *	9,328	120

MarketAxess Holdings, Inc.	5,230	195

MicroFinancial, Inc.	2,341	16

National Financial Partners Corp. *	7,403	112

Nelnet, Inc., Class A	6,567	170

NewStar Financial, Inc. *	1,871	21

Ocwen Financial Corp. *	5,667	89

Penson Worldwide, Inc. *	2,187	2

Piper Jaffray Cos. *	2,887	77

Portfolio Recovery Associates, Inc. *	1,723	124

Pzena Investment Management, Inc., Class A	4,635	27

SeaCube Container Leasing Ltd.	3,400	59

Siebert Financial Corp. *	858	1

Stifel Financial Corp. *	6,345	240

SWS Group, Inc.	2,778	16

U.S. Global Investors, Inc., Class A	1,290	9

Virtus Investment Partners, Inc. *	2,742	235

Walter Investment Management Corp.	6,658	150

Westwood Holdings Group, Inc.	560	22
World Acceptance Corp. *	3,474	213
		3,937

Electric – 1.9%

Allete, Inc.	5,471	227

Avista Corp.	10,158	260

Black Hills Corp.	6,269	210

Central Vermont Public Service Corp.	4,063	143

CH Energy Group, Inc.	2,500	167

Cleco Corp.	9,145	363

El Paso Electric Co.	7,251	235

Empire District Electric (The) Co.	5,947	121

Genie Energy Ltd. Class B	1,100	11

GenOn Energy, Inc. *	22,500	47

IDACORP, Inc.	8,462	348

MGE Energy, Inc.	3,032	135

NorthWestern Corp.	5,259	186

Ormat Technologies, Inc.	1,600	32

Otter Tail Corp.	4,500	98

Pike Electric Corp. *	2,332	19

PNM Resources, Inc.	11,036	202

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued
Electric – 1.9%–continued

Portland General Electric Co.	12,350	$308

UIL Holdings Corp.	7,900	275

Unisource Energy Corp.	6,480	237
Unitil Corp.	3,913	105
		3,729

Electrical Components & Equipment – 0.8%

Advanced Energy Industries, Inc. *	10,200	134

American Superconductor Corp. *	4,366	18

Belden, Inc.	6,095	231

Encore Wire Corp.	1,578	47

EnerSys *	6,381	221

Generac Holdings, Inc. *	3,000	74

General Cable Corp. *	7,600	221

GrafTech International Ltd. *	4,690	56

Graham Corp.	2,597	57

Insteel Industries, Inc.	2,038	25

Littelfuse, Inc.	2,476	155

Orion Energy Systems, Inc. *	1,448	3

Powell Industries, Inc. *	3,090	106

Power-One, Inc. *	6,095	28

PowerSecure International, Inc. *	1,588	9

SL Industries, Inc. *	900	17

SunPower Corp. *	7,782	50

Ultralife Corp. *	2,490	13

Universal Display Corp. *	4,069	149
Vicor Corp.	2,752	22
		1,636

Electronics – 2.7%

American Science & Engineering, Inc.	2,103	141

Analogic Corp.	2,616	177

Badger Meter, Inc.	3,765	128

Bel Fuse, Inc., Class B	1,731	31

Benchmark Electronics, Inc. *	6,971	115

Brady Corp., Class A	6,405	207

Checkpoint Systems, Inc. *	6,831	77

Coherent, Inc. *	3,700	216

CTS Corp.	7,578	80

CyberOptics Corp. *	4,253	41

Cymer, Inc. *	3,771	189

Daktronics, Inc.	3,922	35

DDi Corp.	1,587	19

Electro Scientific Industries, Inc.	6,378	96

ESCO Technologies, Inc.	3,788	139

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Electronics – 2.7%–continued

FARO Technologies, Inc. *	2,300	$134

FEI Co. *	5,665	278

Identive Group, Inc. *	3,623	8

II-VI, Inc. *	6,726	159

Image Sensing Systems, Inc. *	858	6

InvenSense, Inc. *	10,500	190

Itron, Inc. *	4,892	222

Measurement Specialties, Inc. *	3,339	112

MEMSIC, Inc. *	2,461	10

Mesa Laboratories, Inc.	1,898	94

Methode Electronics, Inc.	8,161	76

MOCON, Inc.	6,780	110

Multi-Fineline Electronix, Inc. *	3,829	105

Newport Corp. *	7,419	131

NVE Corp. *	1,641	87

OSI Systems, Inc. *	2,900	178

Park Electrochemical Corp.	3,311	100

Plexus Corp. *	5,089	178

Pulse Electronics Corp.	2,350	6

Rofin-Sinar Technologies, Inc. *	5,540	146

Rogers Corp. *	3,647	141

Sanmina-SCI Corp. *	6,400	73

Sparton Corp. *	1,021	10

SRS Labs, Inc. *	1,020	7

Stoneridge, Inc. *	1,184	12

Taser International, Inc. *	4,358	19

Transcat, Inc. *	304	4

TTM Technologies, Inc. *	10,152	117

Viasystems Group, Inc. *	3,800	72

Vishay Intertechnology, Inc. *	19,097	232

Vishay Precision Group, Inc. *	285	4

Watts Water Technologies, Inc., Class A	4,778	195

Williams Controls, Inc.	1,011	11

Woodward, Inc.	8,435	361

X-Rite, Inc. *	2,616	12
Zygo Corp. *	1,290	25
		5,316

Energy – Alternate Sources – 0.2%

Clean Energy Fuels Corp. *	5,440	116

Comverge, Inc. *	739	1

Green Plains Renewable Energy, Inc. *	712	8

Headwaters, Inc. *	5,259	22

Plug Power, Inc. *	15,500	20

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Energy – Alternate Sources – 0.2% – continued
REX American Resources Corp.*	5,977	$184
		351

Engineering & Construction – 0.8%

Aegion Corp. *	4,092	73

Argan, Inc.	6,630	106

Dycom Industries, Inc. *	7,657	179

EMCOR Group, Inc.	10,012	277

ENGlobal Corp. *	3,056	7

Exponent, Inc. *	3,353	163

Granite Construction, Inc.	7,541	217

Integrated Electrical Services, Inc. *	1,757	7

Layne Christensen Co. *	3,757	84

MasTec, Inc. *	8,446	153

Michael Baker Corp. *	4,369	104

MYR Group, Inc. *	2,580	46

National Technical Systems, Inc. *	7,075	41

Orion Marine Group, Inc. *	1,306	9

Sterling Construction Co., Inc. *	595	6
VSE Corp.	1,728	43
		1,515

Entertainment – 1.0%

Bluegreen Corp. *	1,743	8

Carmike Cinemas, Inc. *	1,186	17

Churchill Downs, Inc.	2,473	138

Cinemark Holdings, Inc.	12,245	269

Dover Downs Gaming &

Entertainment, Inc.	1,906	5

DreamWorks Animation SKG, Inc., Class A *	10,000	184

Great Wolf Resorts, Inc. *	2,912	17

International Speedway Corp., Class A	5,100	142

Isle of Capri Casinos, Inc. *	10,277	73

Lakes Entertainment, Inc. *	4,077	7

Madison Square Garden (The) Co., Class A *	3,200	109

Multimedia Games Holding Co., Inc. *	1,757	19

National CineMedia, Inc.	5,250	80

Pinnacle Entertainment, Inc. *	6,725	77

Reading International, Inc., Class A *	1,312	6

Rick’s Cabaret International, Inc. *	6,900	64

Scientific Games Corp., Class A *	9,275	108

Shuffle Master, Inc. *	4,480	79

Six Flags Entertainment Corp.	6,600	309

Speedway Motorsports, Inc.	2,483	46

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Entertainment – 1.0% – continued
Vail Resorts, Inc.	4,476	$194
		1,951

Environmental Control – 0.8%

Calgon Carbon Corp. *	9,559	149

Clean Harbors, Inc. *	6,746	454

Darling International, Inc. *	17,712	309

EnergySolutions, Inc. *	3,659	18

Fuel Tech, Inc. *	1,463	8

Heritage-Crystal Clean, Inc. *	714	14

Metalico, Inc. *	1,461	6

Met-Pro Corp.	893	9

Mine Safety Appliances Co.	4,055	167

Perma-Fix Environmental Services *	4,229	7

Sharps Compliance Corp. *	2,400	9

Tetra Tech, Inc. *	8,566	226

TRC Cos., Inc. *	2,197	13
US Ecology, Inc.	4,841	105
		1,494

Food – 1.9%

Amcon Distributing Co.	515	32

Arden Group, Inc., Class A	1,235	112

B&G Foods, Inc.	9,839	221

Bridgford Foods Corp. *	582	5

Calavo Growers, Inc.	595	16

Cal-Maine Foods, Inc.	3,184	122

Chiquita Brands International, Inc. *	6,982	61

Dean Foods Co. *	2,200	27

Diamond Foods, Inc.	3,309	76

Feihe International, Inc. *	298	1

Fresh Del Monte Produce, Inc.	5,400	123

Fresh Market (The), Inc. *	4,000	192

Golden Enterprises, Inc.	670	2

Hain Celestial Group (The), Inc. *	5,976	262

Imperial Sugar Co.	595	3

Ingles Markets, Inc., Class A	4,220	74

J&J Snack Foods Corp.	3,345	176

Lancaster Colony Corp.	2,759	183

Lifeway Foods, Inc. *	298	3

Nash Finch Co.	3,488	99

Ruddick Corp. *	7,411	297

Sanderson Farms, Inc.	3,044	161

Seaboard Corp. *	67	131

Seneca Foods Corp., Class A *	298	8

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Food – 1.9% – continued

Smart Balance, Inc. *	1,727	$11

Snyders-Lance, Inc.	2,317	60

Spartan Stores, Inc.	2,603	47

SUPERVALU, Inc.	30,400	174

Tootsie Roll Industries, Inc.	5,861	134

TreeHouse Foods, Inc. *	4,937	294

United Natural Foods, Inc. *	7,365	344

Village Super Market, Inc., Class A	1,463	46
Weis Markets, Inc.	3,929	171
		3,668

Forest Products & Paper – 0.7%

AbitibiBowater, Inc. *	5,300	76

Boise, Inc.	13,447	110

Buckeye Technologies, Inc.	6,729	229

Clearwater Paper Corp. *	3,512	117

Deltic Timber Corp.	1,000	63

KapStone Paper and Packaging Corp. *	1,141	22

Neenah Paper, Inc.	7,025	209

Orchids Paper Products Co.	595	11

P.H. Glatfelter Co.	10,067	159

Potlatch Corp.	5,978	187

Schweitzer-Mauduit International, Inc.	3,356	232
Wausau Paper Corp.	4,218	39
		1,454

Gas – 1.0%

Chesapeake Utilities Corp.	3,278	135

Delta Natural Gas Co., Inc.	153	6

Laclede Group (The), Inc.	2,990	117

New Jersey Resources Corp.	6,125	273

Northwest Natural Gas Co.	4,744	215

Piedmont Natural Gas Co., Inc.	9,619	299

RGC Resources, Inc.	690	13

South Jersey Industries, Inc.	4,373	219

Southwest Gas Corp.	7,368	315
WGL Holdings, Inc.	7,952	323
		1,915

Hand/Machine Tools – 0.1%
Franklin Electric Co., Inc.	3,639	179

Healthcare – Products – 3.8%

Abaxis, Inc. *	3,643	106

ABIOMED, Inc. *	7,859	174

Accuray, Inc. *	792	6

Affymetrix, Inc. *	7,427	32

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Healthcare – Products – 3.8% – continued

Align Technology, Inc. *	10,416	$287

Allied Healthcare Products *	428	1

Alphatec Holdings, Inc. *	1,871	4

AngioDynamics, Inc. *	3,500	43

Arthrocare Corp. *	3,400	91

AtriCure, Inc. *	2,645	26

Atrion Corp.	653	137

BioMimetic Therapeutics, Inc. *	6,032	15

Bovie Medical Corp. *	1,674	5

Bruker Corp. *	9,130	140

Cantel Medical Corp.	6,118	154

CardioNet, Inc. *	1,727	5

Cardiovascular Systems, Inc. *	6,395	59

Cepheid, Inc. *	8,440	353

Chindex International, Inc. *	5,656	54

Conceptus, Inc. *	5,664	81

CONMED Corp.	4,962	148

Cooper (The) Cos., Inc.	690	56

CryoLife, Inc. *	1,312	7

Cutera, Inc. *	5,695	49

Cyberonics, Inc. *	4,103	156

Cynosure, Inc., Class A *	7,218	129

Daxor Corp.	560	5

DexCom, Inc. *	2,615	27

Digirad Corp. *	2,300	5

Endologix, Inc. *	5,084	74

Exactech, Inc. *	2,330	37

Female Health (The) Co.	1,151	6

Greatbatch, Inc. *	5,459	134

Haemonetics Corp. *	4,604	321

Hanger Orthopedic Group, Inc. *	5,679	124

Hansen Medical, Inc. *	2,167	6

ICU Medical, Inc. *	3,305	162

Insulet Corp. *	2,334	45

Integra LifeSciences Holdings Corp. *	3,950	137

Invacare Corp.	5,954	99

Iridex Corp. *	200	1

IRIS International, Inc. *	5,659	76

Kensey Nash Corp.	3,281	96

LCA-Vision, Inc. *	8,137	51

Luminex Corp. *	6,539	153

MAKO Surgical Corp. *	725	31

Masimo Corp. *	8,685	203

Medical Action Industries, Inc. *	7,276	42

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Healthcare – Products – 3.8% – continued

MELA Sciences, Inc. *	2,052	$9

Merge Healthcare, Inc. *	2,320	14

Meridian Bioscience, Inc.	5,394	105

Merit Medical Systems, Inc. *	8,672	108

Natus Medical, Inc. *	4,700	56

NuVasive, Inc. *	6,004	101

NxStage Medical, Inc. *	5,534	107

OraSure Technologies, Inc. *	13,979	161

Orthofix International N.V. *	4,971	187

Palomar Medical Technologies, Inc. *	3,273	31

PSS World Medical, Inc. *	8,286	210

Quidel Corp. *	6,990	128

Rochester Medical Corp. *	1,442	14

Rockwell Medical Technologies, Inc. *	1,306	12

Sirona Dental Systems, Inc. *	3,250	168

Span-America Medical Systems, Inc.	421	7

Spectranetics Corp. *	1,688	18

Stereotaxis, Inc. *	2,481	2

STERIS Corp.	8,268	261

SurModics, Inc. *	2,941	45

Symmetry Medical, Inc. *	3,800	27

Thoratec Corp. *	8,200	276

TranS1, Inc. *	2,452	9

United-Guardian, Inc.	560	10

Utah Medical Products, Inc.	2,564	80

Vascular Solutions, Inc. *	6,010	65

Volcano Corp. *	7,264	206

West Pharmaceutical Services, Inc.	5,833	248

Wright Medical Group, Inc. *	4,700	91

Young Innovations, Inc.	2,597	80
Zoll Medical Corp. *	4,819	446
		7,435

Healthcare – Services – 1.8%

Addus HomeCare Corp. *	1,300	6

Air Methods Corp. *	2,453	214

Alliance HealthCare Services, Inc. *	5,801	9

Almost Family, Inc. *	5,609	146

Amedisys, Inc. *	5,449	79

Amsurg Corp. *	5,520	154

Assisted Living Concepts, Inc., Class A	8,212	136

Bio-Reference Labs, Inc. *	6,676	157

Capital Senior Living Corp. *	1,726	16

Centene Corp. *	7,264	356

Emeritus Corp.*	6,656	118

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Healthcare – Services – 1.8% – continued

Ensign Group (The), Inc.	2,488	$68

Gentiva Health Services, Inc. *	4,383	38

Healthsouth Corp. *	10,634	218

IPC The Hospitalist Co., Inc. *	3,478	128

Kindred Healthcare, Inc. *	8,383	72

LHC Group, Inc. *	3,639	67

Magellan Health Services, Inc. *	5,239	256

Medcath Corp.	8,530	67

Metropolitan Health Networks, Inc. *	4,325	41

Molina Healthcare, Inc. *	5,211	175

National Healthcare Corp.	1,566	71

RadNet, Inc. *	35,284	112

Skilled Healthcare Group, Inc., Class A *	16,156	124

Sun Healthcare Group, Inc. *	1,592	11

Sunrise Senior Living, Inc. *	3,763	24

Triple-S Management Corp., Class B *	4,085	94

U.S. Physical Therapy, Inc.	4,372	101

Universal American Corp.	8,137	88
WellCare Health Plans, Inc. *	6,347	456
		3,602

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	5,170	76

Harbinger Group, Inc. *	13,767	71
Resource America, Inc., Class A	2,177	14
		161

Home Builders – 0.5%

AMREP Corp. *	6,493	57

Beazer Homes USA, Inc. *	1,910	6

Brookfield Residential Properties, Inc. *	663	7

Cavco Industries, Inc. *	3,176	148

Hovnanian Enterprises, Inc., Class A *	1,877	5

KB Home	9,017	80

M/I Homes, Inc. *	869	11

MDC Holdings, Inc.	7,700	199

Meritage Homes Corp. *	5,700	154

Nobility Homes, Inc. *	858	7

Ryland Group (The), Inc.	5,259	101

Skyline Corp.	2,621	20

Thor Industries, Inc.	5,353	169
Winnebago Industries, Inc. *	4,927	48
		1,012

Home Furnishings – 0.5%

American Woodmark Corp.	3,803	68

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued
Home Furnishings – 0.5% – continued

DTS, Inc. *	2,021	$61

Emerson Radio Corp. *	3,531	7

Ethan Allen Interiors, Inc.	5,800	147

Flexsteel Industries, Inc.	1,504	27

Furniture Brands International, Inc. *	3,479	6

Hooker Furniture Corp.	6,128	84

Kimball International, Inc., Class B	3,938	27

La-Z-Boy, Inc. *	8,880	133

Sealy Corp. *	4,957	10

Select Comfort Corp. *	5,400	175

Stanley Furniture Co., Inc. *	1,615	8

TiVo, Inc. *	10,471	126

Universal Electronics, Inc. *	1,160	23

VOXX International Corp., Class A *	1,141	15
		917

Household Products/Wares – 0.4%

ACCO Brands Corp. *	11,796	146

American Greetings Corp., Class A	5,113	79

Blyth, Inc.	1,360	102

Central Garden and Pet Co., Class A *	4,665	45

CSS Industries, Inc.	1,492	29

Ennis, Inc.	5,385	85

Helen of Troy Ltd. *	3,375	115

Prestige Brands Holdings, Inc. *	3,056	53

Standard Register (The) Co.	21,984	28

WD-40 Co.	4,088	185
		867

Housewares – 0.2%
Toro (The) Co.	4,400	313

Insurance – 3.2%

Alterra Capital Holdings Ltd.	11,731	270

American Equity Investment Life Holding Co.	9,911	127

American Safety Insurance Holdings Ltd. *	6,764	127

AMERISAFE, Inc. *	2,286	57

Amtrust Financial Services, Inc.	4,808	129

Argo Group International Holdings Ltd.	2,318	69

Baldwin & Lyons, Inc., Class B	3,911	87

Citizens, Inc. *	12,707	126

CNO Financial Group, Inc. *	29,247	227

Crawford & Co., Class B	17,851	87

Delphi Financial Group, Inc., Class A	6,275	281

Donegal Group, Inc., Class A	1,766	24

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued
Insurance – 3.2% – continued

Eastern Insurance Holdings, Inc.	1,290	$19

eHealth, Inc. *	5,373	88

EMC Insurance Group, Inc.	6,027	121

Employers Holdings, Inc.	6,900	122

Endurance Specialty Holdings Ltd.	2,800	114

FBL Financial Group, Inc., Class A	2,026	68

First Acceptance Corp. *	3,340	5

First American Financial Corp.	11,940	199

Flagstone Reinsurance Holdings S.A.	9,875	78

GAINSCO, Inc.	714	6

Global Indemnity PLC *	600	12

Greenlight Capital Re Ltd., Class A *	4,505	111

Hallmark Financial Services, Inc. *	1,009	8

Hanover Insurance Group (The), Inc.	5,100	210

Harleysville Group, Inc.	3,908	225

Hilltop Holdings, Inc. *	3,060	26

Horace Mann Educators Corp.	4,196	74

Independence Holding Co.	1,122	11

Infinity Property & Casualty Corp.	500	26

Investors Title Co.	2,169	101

Kansas City Life Insurance Co.	2,033	65

Kemper Corp.	5,800	176

Life Partners Holdings, Inc.	17,156	70

Maiden Holdings Ltd.	284	3

Meadowbrook Insurance Group, Inc.	3,950	37

MGIC Investment Corp. *	23,144	115

Montpelier Re Holdings Ltd.	10,190	197

National Interstate Corp.	3,481	89

National Western Life Insurance Co., Class A	604	83

OneBeacon Insurance Group Ltd., Class A	4,499	69

Phoenix (The) Cos., Inc. *	7,582	19

Platinum Underwriters Holdings Ltd.	5,366	196

Presidential Life Corp.	2,491	28

Primerica, Inc.	3,834	97

Primus Guaranty Ltd. *	2,171	13

ProAssurance Corp.	4,134	364

Protective Life Corp.	10,800	320

Radian Group, Inc.	15,400	67

RLI Corp.	3,355	240

Safety Insurance Group, Inc.	2,599	108

SeaBright Holdings, Inc.	1,290	12

Selective Insurance Group, Inc.	6,252	110

StanCorp Financial Group, Inc.	5,700	233

Stewart Information Services Corp.	5,547	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Insurance – 3.2% – continued

Symetra Financial Corp.	5,300	$61

Tower Group, Inc.	4,812	108

Unico American Corp. *	214	2

United Fire Group, Inc.	5,384	96
Universal Insurance Holdings, Inc.	1,756	7
		6,299

Internet – 2.1%

1-800-FLOWERS.COM, Inc., Class A *	3,763	11

AboveNet, Inc. *	3,400	282

Ancestry.com, Inc. *	4,300	98

AOL, Inc. *	8,200	156

AsiaInfo-Linkage, Inc. *	9,403	118

Blue Nile, Inc. *	3,671	121

BroadSoft, Inc. *	1,800	69

Cogent Communications Group, Inc. *	8,271	158

comScore, Inc. *	3,206	69

Crexendo, Inc.	1,588	5

DealerTrack Holdings, Inc. *	7,707	233

Digital River, Inc. *	4,664	87

Earthlink, Inc.	19,482	156

ePlus, Inc. *	4,366	140

Global Sources Ltd. *	4,528	28

HealthStream, Inc. *	3,100	72

ICG Group, Inc. *	1,583	14

InfoSpace, Inc. *	3,336	43

Internap Network Services Corp. *	4,198	31

IPass, Inc. *	2,134	6

Keynote Systems, Inc.	7,261	143

Lionbridge Technologies, Inc. *	2,905	8

Liquidity Services, Inc. *	4,635	208

LoopNet, Inc. *	6,094	114

ModusLink Global Solutions, Inc. *	8,154	44

Move, Inc. *	1,272	12

Move, Inc. – (Fractional Shares) *	25,000	–

NIC, Inc.	5,657	69

Nutrisystem, Inc.	3,076	35

Online Resources Corp. *	2,026	6

OpenTable, Inc. *	1,873	76

Openwave Systems, Inc. *	3,352	8

Orbitz Worldwide, Inc. *	3,392	10

Overstock.com, Inc. *	893	5

PC-Tel, Inc.	1,457	10

Perficient, Inc. *	3,364	40

RealNetworks, Inc.	3,158	31

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Internet – 2.1% – continued

Saba Software, Inc. *	1,448	$14

Safeguard Scientifics, Inc. *	3,226	55

Sapient Corp.	11,038	137

Shutterfly, Inc.*	4,142	130

Sourcefire, Inc. *	5,352	258

Stamps.com, Inc. *	5,393	150

support.com, Inc. *	3,056	10

TeleCommunication Systems, Inc., Class A *	6,550	18

Travelzoo, Inc. *	3,796	87

United Online, Inc.	20,090	98

ValueClick, Inc. *	10,640	210

VASCO Data Security International, Inc. *	3,357	36

VirnetX Holding Corp. *	2,900	69

Vocus, Inc. *	2,778	37

Web.com Group, Inc. *	2,040	29

Websense, Inc. *	6,855	145

Zix Corp. *	3,634	11
		4,210

Investment Companies – 0.4%

Apollo Investment Corp.	23,691	170

Arlington Asset Investment Corp., Class A	595	13

BlackRock Kelso Capital Corp.	11,642	114

Capital Southwest Corp.	855	81

Gladstone Investment Corp.	1,307	10

Kohlberg Capital Corp.	1,746	12

MCG Capital Corp.	5,080	22

Medallion Financial Corp.	1,004	11

NGP Capital Resources Co.	1,030	7

PennantPark Investment Corp.	1,290	13

Prospect Capital Corp.	10,467	115

Solar Capital Ltd.	2,900	64

Steel Excel, Inc. *	2,778	78

TICC Capital Corp.	1,588	15
Triangle Capital Corp.	3,500	69
		794

Iron/Steel – 0.3%

AK Steel Holding Corp.	12,500	94

Commercial Metals Co.	16,800	249

Great Northern Iron Ore Properties	298	29

Schnitzer Steel Industries, Inc., Class A	2,600	104

Shiloh Industries, Inc.	1,736	16
Universal Stainless & Alloy *	2,917	125
		617

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Leisure Time - 0.5%

Ambassadors Group, Inc.	893	$5

Arctic Cat, Inc. *	3,800	163

Bowl America, Inc., Class A	560	7

Brunswick Corp.	3,025	78

Callaway Golf Co.	11,944	81

Interval Leisure Group, Inc.	3,463	60

Johnson Outdoors, Inc., Class A *	3,939	75

Life Time Fitness, Inc. *	5,869	297

Marine Products Corp.	2,907	17

Town Sports International Holdings, Inc. *	3,505	44

WMS Industries, Inc. *	8,000	190
		1,017

Lodging – 0.2%

Ameristar Casinos, Inc.	7,571	141

Boyd Gaming Corp. *	1,325	10

Gaylord Entertainment Co. *	4,664	144

Marcus Corp.	2,618	33

Monarch Casino & Resort, Inc. *	1,011	10

Morgans Hotel Group Co. *	8,678	43

Orient-Express Hotels Ltd., Class A *	7,100	72

Red Lion Hotels Corp. *	1,309	11
		464

Machinery – Construction & Mining – 0.1%
Astec Industries, Inc. *	3,500	128

Machinery – Diversified – 1.8%

Alamo Group, Inc.	1,195	36

Altra Holdings, Inc. *	7,144	137

Applied Industrial Technologies, Inc.	7,003	288

Briggs & Stratton Corp.	6,855	123

Cascade Corp.	2,059	103

Chart Industries, Inc. *	3,657	268

Cognex Corp.	4,500	191

Columbus McKinnon Corp. *	1,439	23

DXP Enterprises, Inc. *	3,993	174

Flow International Corp. *	6,662	27

Global Power Equipment Group, Inc. *	4,436	123

Gorman-Rupp (The) Co.	4,302	126

Hollysys Automation Technologies Ltd. *	4,400	47

Hurco Cos., Inc. *	1,159	33

Intermec, Inc. *	7,549	58

iRobot Corp. *	3,688	101

Kadant, Inc. *	858	20

Key Technology, Inc. *	4,860	64

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Machinery – Diversified – 1.8% – continued

Lindsay Corp.	1,588	$105

Manitowoc (The) Co., Inc.	7,244	100

Middleby Corp. *	2,896	293

NACCO Industries, Inc., Class A	1,295	151

Nordson Corp.	8,676	473

Robbins & Myers, Inc.	4,560	237

Sauer-Danfoss, Inc.	2,250	106

Tecumseh Products Co., Class A *	1,326	5

Tennant Co.	3,100	136

Twin Disc, Inc.	2,914	76
		3,624

Media – 0.5%

Courier Corp.	10,337	120

Crown Media Holdings, Inc., Class A *	4,502	7

Daily Journal Corp. *	700	53

Digital Generation, Inc. *	3,636	37

Dolan (The) Co. *	893	8

Entercom Communications Corp., Class A *	6,700	44

Fisher Communications, Inc. *	562	17

Journal Communications, Inc., Class A *	4,642	26

Knology, Inc. *	2,753	50

LIN TV Corp., Class A *	3,924	16

LodgeNet Interactive Corp. *	1,886	7

Martha Stewart Living Omnimedia, Class A	3,035	12

Meredith Corp.	3,777	123

New York Times (The) Co., Class A *	14,400	98

Nexstar Broadcasting Group, Inc., Class A *	2,038	17

Outdoor Channel Holdings, Inc.	8,926	65

Saga Communications, Inc., Class A *	560	20

Scholastic Corp.	4,055	143

Sinclair Broadcast Group, Inc., Class A	6,275	69

Value Line, Inc.	3,045	37

World Wrestling Entertainment, Inc., Class A	7,874	70
		1,039

Metal Fabrication/Hardware – 1.0%

A.M. Castle & Co. *	5,803	73

Ampco-Pittsburgh Corp.	1,990	40

CIRCOR International, Inc.	2,927	97

Dynamic Materials Corp.	3,518	74

Eastern (The) Co.	4,327	87

Furmanite Corp. *	9,740	63

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Metal Fabrication/Hardware – 1.0% – continued

Haynes International, Inc.	2,713	$172

Kaydon Corp.	4,077	104

L.B. Foster Co., Class A	4,826	138

Lawson Products, Inc.	2,706	41

Mueller Industries, Inc.	5,954	271

Mueller Water Products, Inc., Class A	19,484	65

Northwest Pipe Co. *	4,635	98

Olympic Steel, Inc.	2,778	67

Omega Flex, Inc. *	596	8

RBC Bearings, Inc. *	4,517	208

RTI International Metals, Inc. *	5,300	122

Sun Hydraulics Corp.	3,700	97
Worthington Industries, Inc.	9,464	181
		2,006

Mining – 0.8%

AMCOL International Corp.	2,597	77

Century Aluminum Co. *	4,700	42

Coeur d’Alene Mines Corp. *	13,000	309

General Moly, Inc. *	3,326	11

Globe Specialty Metals, Inc.	10,400	155

Gold Resource Corp.	5,100	124

Hecla Mining Co.	32,300	149

Horsehead Holding Corp. *	9,468	108

Kaiser Aluminum Corp.	1,881	89

Materion Corp. *	1,898	54

McEwen Mining, Inc. *	2,348	10

Stillwater Mining Co. *	15,035	190

United States Lime & Minerals, Inc. *	1,588	95

Uranerz Energy Corp. *	9,725	24

Uranium Energy Corp. *	2,200	8
USEC, Inc. *	85,512	91
		1,536

Miscellaneous Manufacturing – 2.2%

A.O. Smith Corp.	5,235	235

Actuant Corp., Class A	9,340	271

Acuity Brands, Inc.	6,296	396

American Railcar Industries, Inc. *	3,714	87

AZZ, Inc.	2,906	150

Barnes Group, Inc.	6,685	176

Blount International, Inc. *	6,341	106

Brink’s (The) Co.	5,500	131

Ceradyne, Inc.	5,078	165

Chase Corp.	565	9

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Miscellaneous Manufacturing – 2.2% – continued

CLARCOR, Inc.	7,346	$361

Colfax Corp. *	2,780	98

Eastman Kodak Co. *	28,500	9

EnPro Industries, Inc. *	2,481	102

Federal Signal Corp. *	15,070	84

FreightCar America, Inc.	4,490	101

GP Strategies Corp. *	1,016	18

Hexcel Corp. *	12,665	304

Koppers Holdings, Inc.	2,317	89

LGL Group (The), Inc. *	4,137	31

LSB Industries, Inc. *	3,193	124

Metabolix, Inc. *	2,332	7

Movado Group, Inc.	1,903	47

Myers Industries, Inc.	3,797	56

NL Industries, Inc.	3,762	56

PMFG, Inc. *	3,527	53

Polypore International, Inc. *	1,281	45

Raven Industries, Inc.	3,075	188

Smith & Wesson Holding Corp. *	1,605	12

Standex International Corp.	3,253	134

STR Holdings, Inc. *	5,700	28

Sturm Ruger & Co., Inc.	7,688	377

Tredegar Corp.	6,900	135
Trimas Corp. *	3,857	86
		4,271

Office Furnishings – 0.4%

CompX International, Inc.	101	1

Herman Miller, Inc.	6,275	144

HNI Corp.	6,121	170

Interface, Inc., Class A	8,890	124

Knoll, Inc.	7,983	133

Steelcase, Inc., Class A	12,800	123
Virco Manufacturing Corp.	2,033	4
		699

Oil & Gas – 3.3%

Alon USA Energy, Inc.	3,632	33

Apco Oil and Gas International, Inc.	1,392	95

Approach Resources, Inc. *	3,790	140

ATP Oil & Gas Corp. *	5,219	38

Berry Petroleum Co., Class A	6,831	322

Bill Barrett Corp. *	5,093	132

Callon Petroleum Co. *	7,124	45

Carrizo Oil & Gas, Inc. *	5,740	162

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued
Oil & Gas – 3.3% – continued

Cheniere Energy, Inc. *	12,606	$189

Clayton Williams Energy, Inc. *	1,166	93

Comstock Resources, Inc. *	5,200	82

Contango Oil & Gas Co. *	2,339	138

CREDO Petroleum Corp. *	8,199	84

CVR Energy, Inc. *	12,890	345

Delek US Holdings, Inc.	3,779	59

Double Eagle Petroleum Co. *	6,100	37

Endeavour International Corp. *	1,180	14

Energy Partners Ltd. *	4,300	71

Energy XXI Bermuda Ltd. *	9,300	336

Evolution Petroleum Corp. *	8,100	75

FX Energy, Inc. *	7,937	43

GeoResources, Inc. *	2,796	92

GMX Resources, Inc. *	21,110	27

Gran Tierra Energy, Inc. *	43,281	272

Gulfport Energy Corp. *	8,303	242

Harvest Natural Resources, Inc. *	11,306	80

Hercules Offshore, Inc. *	6,095	29

Houston American Energy Corp. *	1,432	7

Isramco, Inc. *	566	49

Kodiak Oil & Gas Corp. *	30,800	307

Magnum Hunter Resources Corp. *	17,000	109

McMoRan Exploration Co. *	12,100	129

Northern Oil and Gas, Inc. *	9,328	194

Oasis Petroleum, Inc. *	9,000	277

Panhandle Oil and Gas, Inc., Class A	3,893	115

Penn Virginia Corp.	8,669	39

Petroleum Development Corp. *	4,069	151

Petroquest Energy, Inc. *	11,336	70

PrimeEnergy Corp. *	4,608	115

Quicksilver Resources, Inc. *	14,100	71

Rex Energy Corp. *	6,332	68

Rosetta Resources, Inc. *	6,659	325

SandRidge Energy, Inc. *	12,626	99

Stone Energy Corp. *	7,785	223

Swift Energy Co. *	5,771	168

Texas Pacific Land Trust	1,588	75

Triangle Petroleum Corp. *	4,141	29

Vaalco Energy, Inc. *	12,667	120

Vanguard Natural Resources LLC	3,600	99

W&T Offshore, Inc.	6,700	141

Warren Resources, Inc. *	3,194	10

Western Refining, Inc.	9,220	173

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued
Oil & Gas – 3.3% – continued

ZaZa Energy Corp. *	4,688	$22
Zion Oil & Gas, Inc. *	1,310	3
		6,463
Oil & Gas Services – 1.9%

Basic Energy Services, Inc. *	6,710	116

Bolt Technology Corp.	7,031	109

Cal Dive International, Inc. *	14,820	49

Dawson Geophysical Co. *	3,192	110

Dril-Quip, Inc. *	4,646	302

Exterran Holdings, Inc. *	13,600	179

Geokinetics, Inc. *	10,142	18

Global Geophysical Services, Inc. *	2,920	31

Gulf Island Fabrication, Inc.	2,889	85

Helix Energy Solutions Group, Inc. *	14,425	257

Hornbeck Offshore Services, Inc. *	4,640	195

ION Geophysical Corp. *	23,187	150

Key Energy Services, Inc. *	19,955	308

Lufkin Industries, Inc.	4,876	393

Matrix Service Co. *	4,757	67

Mitcham Industries, Inc. *	3,300	74

Natural Gas Services Group, Inc. *	5,563	73

Newpark Resources, Inc. *	15,564	127

OYO Geospace Corp. *	1,356	143

Pioneer Drilling Co. *	9,338	82

RPC, Inc.	15,445	164

Superior Energy Services, Inc. *	7,427	196

T.G.C. Industries, Inc. *	6,904	69

Targa Resources Corp.	5,400	245

Tetra Technologies, Inc. *	9,600	90

Union Drilling, Inc. *	1,166	7
Willbros Group, Inc. *	10,897	35
		3,674

Packaging & Containers – 0.2%

AEP Industries, Inc. *	2,455	85

Graphic Packaging Holding Co. *	11,218	62
Silgan Holdings, Inc.	4,548	201
		348

Pharmaceuticals – 2.9%

Acura Pharmaceuticals, Inc. *	26,284	91

Akorn, Inc. *	12,181	143

Alimera Sciences, Inc. *	4,066	14

Alkermes PLC *	8,730	162

Allos Therapeutics, Inc. *	7,550	11

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Pharmaceuticals - 2.9% – continued

Amicus Therapeutics, Inc. *	2,364	$13

Anika Therapeutics, Inc. *	1,500	19

Ardea Biosciences, Inc. *	6,795	148

Array Biopharma, Inc. *	2,928	10

Auxilium Pharmaceuticals, Inc. *	4,069	76

AVANIR Pharmaceuticals, Inc., Class A *	40,284	138

BioDelivery Sciences International, Inc. *	2,321	6

BioScrip, Inc. *	5,976	41

Biospecifics Technologies Corp. *	298	5

Catalyst Health Solutions, Inc. *	2,405	153

Clovis Oncology, Inc. *	2,250	57

Cumberland Pharmaceuticals, Inc. *	100	1

Cytori Therapeutics, Inc. *	1,182	3

Depomed, Inc. *	1,749	11

Durect Corp. *	3,795	3

Dyax Corp. *	2,777	4

Heska Corp.	4,000	46

Hi-Tech Pharmacal Co., Inc. *	2,200	79

Idenix Pharmaceuticals, Inc. *	2,486	24

Impax Laboratories, Inc. *	9,550	235

Infinity Pharmaceuticals, Inc. *	1,439	17

Isis Pharmaceuticals, Inc. *	15,300	134

ISTA Pharmaceuticals, Inc. *	1,878	17

Jazz Pharmaceuticals, PLC *	4,536	220

Lannett Co., Inc. *	1,726	7

MAP Pharmaceuticals, Inc. *	8,336	120

Medicis Pharmaceutical Corp., Class A	8,123	305

Medivation, Inc. *	7,557	565

Nabi Biopharmaceuticals *	6,384	12

Natural Alternatives International, Inc. *	867	5

Nature’s Sunshine Products, Inc. *	8,014	128

Nektar Therapeutics *	8,599	68

Neogen Corp. *	2,466	96

Neurocrine Biosciences, Inc. *	2,057	16

Nutraceutical International Corp. *	2,022	29

Obagi Medical Products, Inc. *	7,683	103

Omega Protein Corp. *	1,147	9

Onyx Pharmaceuticals, Inc. *	7,343	277

Opko Health, Inc. *	11,213	53

Optimer Pharmaceuticals, Inc. *	1,761	24

Orexigen Therapeutics, Inc. *	42,939	176

Osiris Therapeutics, Inc. *	2,778	14

Pain Therapeutics, Inc. *	4,650	17

Par Pharmaceutical Cos., Inc. *	4,942	191

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Pharmaceuticals - 2.9% – continued

PharMerica Corp. *	8,256	$103

Pozen, Inc. *	1,439	9

Progenics Pharmaceuticals, Inc. *	1,613	16

Questcor Pharmaceuticals, Inc. *	7,400	278

Salix Pharmaceuticals Ltd. *	8,357	439

Santarus, Inc. *	2,457	14

Schiff Nutrition International, Inc. *	1,472	18

Sciclone Pharmaceuticals, Inc. *	2,473	16

SIGA Technologies, Inc. *	7,147	24

Spectrum Pharmaceuticals, Inc. *	8,586	108

Sucampo Pharmaceuticals, Inc., Class A *	12,135	90

Synageva BioPharma Corp. *	667	24

Synta Pharmaceuticals Corp. *	2,052	9

Targacept, Inc. *	2,900	15

USANA Health Sciences, Inc. *	1,588	59

Vanda Pharmaceuticals, Inc. *	893	4

Viropharma, Inc. *	12,433	374

		5,696

Pipelines – 0.2%

Crosstex Energy, Inc.	3,781	53

Niska Gas Storage Partners LLC, Class U	8,700	83

SemGroup Corp., Class A *	6,300	184

		320

Real Estate – 0.3%

American Realty Investors, Inc. *	714	1

AV Homes, Inc. *	7,006	86

Consolidated-Tomoka Land Co.	2,024	60

Forestar Group, Inc. *	7,516	116

Kennedy-Wilson Holdings, Inc.	2,319	31

Sovran Self Storage, Inc.	4,800	239

St. Joe (The) Co. *	7,200	137

Stratus Properties, Inc. *	214	2

		672

Real Estate Investment Trusts – 8.1%

Acadia Realty Trust	5,649	127

Agree Realty Corp.	5,418	122

Alexander’s, Inc.	604	238

American Assets Trust, Inc.	1,831	42

American Campus Communities, Inc.	9,459	423

Anworth Mortgage Asset Corp.	14,400	95

Apollo Commercial Real Estate

Finance, Inc.	7,300	114

Arbor Realty Trust, Inc. *	3,501	20

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Real Estate Investment Trusts - 8.1% – continued

ARMOUR Residential REIT, Inc.	20,300	$137

Ashford Hospitality Trust, Inc.	19,183	173

Associated Estates Realty Corp.	5,683	93

BioMed Realty Trust, Inc.	20,414	387

Brandywine Realty Trust	19,967	229

BRT Realty Trust *	3,798	27

Capital Trust, Inc., Class A *	3,000	11

CapLease, Inc.	18,507	75

Capstead Mortgage Corp.	12,715	167

CBL & Associates Properties, Inc.	19,992	378

Cedar Realty Trust, Inc.	17,141	88

Chesapeake Lodging Trust	4,400	79

Cogdell Spencer, Inc.	1,301	5

Colonial Properties Trust	12,700	276

Colony Financial, Inc.	6,800	111

CommonWealth REIT	11,313	211

Coresite Realty Corp.	200	5

Cousins Properties, Inc.	12,812	97

CreXus Investment Corp.	3,800	39

CubeSmart	17,277	206

CYS Investments, Inc.	12,400	162

DCT Industrial Trust, Inc.	32,800	193

DiamondRock Hospitality Co.	29,341	302

DuPont Fabros Technology, Inc.	10,600	259

Dynex Capital, Inc.	8,134	78

EastGroup Properties, Inc.	4,794	241

Education Realty Trust, Inc.	15,911	172

Entertainment Properties Trust	6,762	314

Equity Lifestyle Properties, Inc.	4,584	320

Equity One, Inc.	7,146	144

Excel Trust, Inc.	2,700	33

Extra Space Storage, Inc.	14,310	412

FelCor Lodging Trust, Inc. *	15,996	58

First Industrial Realty Trust, Inc. *	4,239	52

First Potomac Realty Trust	5,220	63

Franklin Street Properties Corp.	8,300	88

Getty Realty Corp.	4,981	78

Gladstone Commercial Corp.	4,055	70

Glimcher Realty Trust	15,895	162

Gramercy Capital Corp. *	2,605	7

Gyrodyne Co. of America, Inc. *	353	35

Hatteras Financial Corp.	4,500	126

Healthcare Realty Trust, Inc.	11,745	258

Hersha Hospitality Trust	15,515	85

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Real Estate Investment Trusts – 8.1% – continued

Highwoods Properties, Inc.	10,370	$345

Home Properties, Inc.	7,149	436

Hudson Pacific Properties, Inc.	794	12

Inland Real Estate Corp.	12,900	114

Invesco Mortgage Capital, Inc.	4,065	72

Investors Real Estate Trust	13,500	104

iStar Financial, Inc. *	10,343	75

Kilroy Realty Corp.	7,859	366

Kite Realty Group Trust	2,059	11

LaSalle Hotel Properties	13,642	384

Lexington Realty Trust	21,700	195

LTC Properties, Inc.	3,652	117

Medical Properties Trust, Inc.	16,152	150

MFA Financial, Inc.	41,024	306

MHI Hospitality Corp.	690	2

Mid-America Apartment Communities, Inc.	5,381	361

Mission West Properties, Inc.	1,164	11

Monmouth Real Estate Investment Corp., Class A	8,722	85

MPG Office Trust, Inc. *	9,695	23

National Health Investors, Inc.	3,508	171

National Retail Properties, Inc.	13,738	374

New York Mortgage Trust, Inc.	1,100	7

Newcastle Investment Corp.	15,709	99

NorthStar Realty Finance Corp.	16,862	91

Omega Healthcare Investors, Inc.	17,074	363

One Liberty Properties, Inc.	2,787	51

Parkway Properties, Inc.	8,898	93

Pebblebrook Hotel Trust	4,800	108

Pennsylvania Real Estate Investment Trust	9,436	144

PennyMac Mortgage Investment Trust	6,800	127

PMC Commercial Trust	1,003	9

Post Properties, Inc.	7,957	373

PS Business Parks, Inc.	2,491	163

RAIT Financial Trust	21,874	109

Ramco-Gershenson Properties Trust	5,093	62

Redwood Trust, Inc.	9,299	104

Resource Capital Corp.	8,275	45

Retail Opportunity Investments Corp.	11,100	134

Sabra Healthcare REIT, Inc.	5,392	89

Saul Centers, Inc.	2,577	104

Starwood Property Trust, Inc.	14,534	305

Strategic Hotels & Resorts, Inc. *	26,133	172

Sun Communities, Inc.	6,097	264

Sunstone Hotel Investors, Inc. *	19,500	190

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Real Estate Investment Trusts – 8.1% – continued

Tanger Factory Outlet Centers, Inc	11,764	$350

Terreno Realty Corp.	3,400	49

Two Harbors Investment Corp.	20,200	205

UMH Properties, Inc.	2,393	26

Universal Health Realty Income Trust	1,467	58

Urstadt Biddle Properties, Inc., Class A	3,926	77

Washington Real Estate Investment Trust	11,021	327

Whitestone REIT, Class B	2,000	26
Winthrop Realty Trust	9,641	112
		15,837

Retail – 6.5%

Aeropostale, Inc. *	9,900	214

AFC Enterprises, Inc. *	4,136	70

America’s Car-Mart, Inc. *	2,767	122

ANN, Inc. *	1,562	45

Asbury Automotive Group, Inc. *	5,681	153

Ascena Retail Group, Inc. *	15,420	683

Benihana, Inc.	5,357	70

Big 5 Sporting Goods Corp.	2,048	16

Biglari Holdings, Inc. *	300	121

BJ’s Restaurants, Inc. *	3,372	170

Bob Evans Farms, Inc.	4,729	178

Books-A-Million, Inc. *	2,766	9

Brown Shoe Co., Inc.	8,459	78

Buckle (The), Inc.	4,069	195

Buffalo Wild Wings, Inc. *	3,076	279

Build-A-Bear Workshop, Inc. *	2,032	11

Cabela’s, Inc. *	8,006	305

Carrols Restaurant Group, Inc. *	1,457	22

Casey’s General Stores, Inc.	7,719	428

Cash America International, Inc.	4,086	196

Cato (The) Corp., Class A	3,616	100

CEC Entertainment, Inc.	5,803	220

Cheesecake Factory (The), Inc. *	8,152	240

Children’s Place Retail Stores (The), Inc. *	4,069	210

Christopher & Banks Corp.	2,910	5

Citi Trends, Inc. *	1,290	15

Coinstar, Inc. *	3,797	241

Collective Brands, Inc. *	7,721	152

Conn’s, Inc. *	2,901	45

Cracker Barrel Old Country Store, Inc.	2,313	129

Denny’s Corp. *	2,309	9

Destination Maternity Corp.	900	17

Dillard’s, Inc., Class A	4,170	263

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Retail – 6.5% – continued

DineEquity, Inc. *	1,760	$87

Domino’s Pizza, Inc.	7,574	275

Duckwall-ALCO Stores, Inc. *	858	8

Einstein Noah Restaurant Group, Inc.	4,104	61

Express, Inc. *	7,600	190

Ezcorp, Inc., Class A *	6,300	205

Famous Dave’s of America, Inc. *	2,485	29

Finish Line (The), Inc., Class A	7,255	154

First Cash Financial Services, Inc. *	4,347	186

Fred’s, Inc., Class A	6,606	97

Frisch’s Restaurants, Inc.	3,701	100

Gaiam, Inc., Class A *	858	3

Genesco, Inc. *	2,900	208

GNC Holdings, Inc., Class A	880	31

Golfsmith International Holdings, Inc. *	749	3

Group 1 Automotive, Inc.	2,778	156

Haverty Furniture Cos., Inc.	2,332	26

hhgregg, Inc. *	2,490	28

Hibbett Sports, Inc. *	5,088	278

HOT Topic, Inc.	3,485	35

HSN, Inc.	6,600	251

Jack in the Box, Inc. *	7,431	178

Jos. A. Bank Clothiers, Inc. *	5,236	264

Kenneth Cole Productions, Inc., Class A *	1,611	26

Kirkland’s, Inc. *	4,601	74

Kona Grill, Inc. *	6,700	37

Krispy Kreme Doughnuts, Inc. *	11,074	81

Lithia Motors, Inc., Class A	1,601	42

Luby’s, Inc. *	1,580	10

Lumber Liquidators Holdings, Inc. *	2,550	64

Men’s Wearhouse (The), Inc.	6,252	242

New York & Co., Inc. *	2,463	9

Nu Skin Enterprises, Inc., Class A	7,263	421

O’Charleys, Inc. *	1,459	14

Office Depot, Inc. *	33,900	117

OfficeMax, Inc. *	17,718	101

P.F. Chang’s China Bistro, Inc.	3,797	150

Pacific Sunwear of California, Inc. *	8,283	15

Pantry (The), Inc. *	851	11

Papa John’s International, Inc. *	2,638	99

PC Connection, Inc.	1,325	11

PC Mall, Inc. *	1,174	7

Penske Automotive Group, Inc.	10,023	247

Pep Boys – Manny, Moe & Jack (The)	8,443	126

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Retail – 6.5% – continued

PetMed Express, Inc.	3,056	$38

Pier 1 Imports, Inc. *	12,930	235

Pricesmart, Inc.	3,185	232

RadioShack Corp.	12,900	80

Red Robin Gourmet Burgers, Inc. *	6,748	251

Regis Corp.	10,023	185

Rite Aid Corp. *	19,220	33

Ruby Tuesday, Inc. *	14,708	134

Rue21, Inc. *	1,200	35

Rush Enterprises, Inc., Class A *	5,681	121

Ruth’s Hospitality Group, Inc. *	3,474	26

Saks, Inc. *	13,983	162

Shoe Carnival, Inc. *	2,795	90

Sonic Automotive, Inc., Class A	8,226	147

Sonic Corp. *	12,963	100

Stage Stores, Inc.	7,105	115

Stein Mart, Inc. *	3,507	23

Steinway Musical Instruments, Inc. *	2,897	72

Susser Holdings Corp. *	879	23

Syms Corp. *	1,013	11

Systemax, Inc. *	7,700	130

Texas Roadhouse, Inc.	10,453	174

Tuesday Morning Corp. *	1,459	6

Vera Bradley, Inc. *	600	18

Vitamin Shoppe, Inc. *	3,000	133

West Marine, Inc. *	1,004	12

Wet Seal (The), Inc., Class A *	2,777	10

World Fuel Services Corp.	9,156	375

Zale Corp. *	2,754	9
Zumiez, Inc. *	2,223	80
		12,828

Savings & Loans – 1.4%

Astoria Financial Corp.	11,700	115

Bank Mutual Corp.	5,824	23

BankFinancial Corp.	2,028	13

Beacon Federal Bancorp, Inc.	5,600	79

Beneficial Mutual Bancorp, Inc. *	10,025	88

Berkshire Hills Bancorp, Inc.	6,768	155

Brookline Bancorp, Inc.	6,264	59

Cape Bancorp, Inc. *	1,165	9

Capitol Federal Financial, Inc.	21,100	250

Cheviot Financial Corp.	743	6

Chicopee Bancorp, Inc. *	893	13

Clifton Savings Bancorp, Inc.	3,077	32

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Savings & Loans – 1.4% – continued

Dime Community Bancshares, Inc.	3,051	$45

ESB Financial Corp.	672	10

ESSA Bancorp, Inc.	893	9

First Clover Leaf Financial Corp.	267	2

First Defiance Financial Corp.	743	12

First Financial Holdings, Inc.	5,393	59

First Financial Northwest, Inc. *	1,009	8

First Niagara Financial Group, Inc.	14,103	139

First Pactrust Bancorp, Inc.	1,000	12

Flushing Financial Corp.	1,888	25

Fox Chase Bancorp, Inc.	6,428	84

Heritage Financial Group, Inc.	3,800	45

HF Financial Corp.	714	9

Hingham Institution for Savings	64	4

Home Federal Bancorp, Inc.	3,657	37

Investors Bancorp, Inc. *	3,474	52

Kaiser Federal Financial Group, Inc.	735	10

Kearny Financial Corp.	9,434	92

Kentucky First Federal Bancorp	862	8

Lake Shore Bancorp, Inc.	267	3

Meridian Interstate Bancorp, Inc. *	749	10

Meta Financial Group, Inc.	450	9

MutualFirst Financial, Inc.	586	6

NASB Financial, Inc. *	5,006	77

Newport Bancorp, Inc. *	160	2

Northeast Community Bancorp, Inc.	1,021	6

Northfield Bancorp, Inc.	6,264	89

Northwest Bancshares, Inc.	10,622	135

OceanFirst Financial Corp.	5,694	81

Oritani Financial Corp.	9,859	145

Provident Financial Services, Inc.	9,700	141

Provident New York Bancorp	4,065	34

Prudential Bancorp, Inc. of Pennsylvania	1,290	7

Pulaski Financial Corp.	855	7

Rockville Financial, Inc.	1,324	15

Roma Financial Corp.	6,125	60

Severn Bancorp, Inc. *	1,582	6

SI Financial Group, Inc.	1,055	12

Teche Holding Co.	153	6

TF Financial Corp.	321	8

United Financial Bancorp, Inc.	4,196	66

ViewPoint Financial Group	1,899	29

Washington Federal, Inc.	10,700	180

Waterstone Financial, Inc. *	3,615	11

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Savings & Loans - 1.4% – continued

Westfield Financial, Inc.	2,471	$20
WSFS Financial Corp.	3,064	126
		2,795

Semiconductors – 3.2%

Aeroflex Holding Corp. *	8,400	94

Amkor Technology, Inc. *	16,275	100

Anadigics, Inc. *	4,954	12

ATMI, Inc. *	6,600	154

Brooks Automation, Inc.	10,576	130

BTU International, Inc. *	4,181	13

Cabot Microelectronics Corp.	3,364	131

Cascade Microtech, Inc. *	600	3

Cavium, Inc. *	4,400	136

Ceva, Inc. *	2,982	68

Cirrus Logic, Inc. *	11,936	284

Cohu, Inc.	5,718	65

Diodes, Inc. *	5,822	135

DSP Group, Inc. *	2,749	18

Emulex Corp. *	12,674	132

Entegris, Inc. *	15,276	143

Entropic Communications, Inc. *	7,032	41

Exar Corp. *	12,220	103

Fairchild Semiconductor International, Inc. *	14,400	212

Formfactor, Inc. *	6,252	35

GT Advanced Technologies, Inc. *	8,300	69

Hittite Microwave Corp. *	4,704	255

Integrated Device Technology, Inc. *	18,037	129

International Rectifier Corp. *	8,636	199

Intersil Corp., Class A	13,522	151

IXYS Corp. *	2,638	35

Kopin Corp. *	7,275	30

Kulicke & Soffa Industries, Inc. *	6,300	78

Lattice Semiconductor Corp. *	17,000	109

LTX-Credence Corp. *	16,400	118

Micrel, Inc.	10,916	112

Microsemi Corp. *	12,794	274

MIPS Technologies, Inc. *	6,015	33

MKS Instruments, Inc.	8,300	245

Monolithic Power Systems, Inc. *	4,803	95

Omnivision Technologies, Inc. *	7,040	141

Pericom Semiconductor Corp. *	2,317	19

Photronics, Inc. *	4,886	33

PLX Technology, Inc.*	1,326	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Semiconductors - 3.2% – continued

PMC - Sierra, Inc. *	31,600	$228

Power Integrations, Inc.	4,664	173

QLogic Corp. *	12,500	222

Rambus, Inc. *	7,800	50

Rubicon Technology, Inc. *	3,338	35

Rudolph Technologies, Inc. *	2,622	29

Semtech Corp. *	8,125	231

Silicon Image, Inc. *	3,051	18

Silicon Laboratories, Inc. *	6,000	258

Standard Microsystems Corp. *	3,550	92

Supertex, Inc. *	3,771	68

Tessera Technologies, Inc. *	7,542	130

TriQuint Semiconductor, Inc. *	16,159	111

Ultratech, Inc. *	4,638	134

Veeco Instruments, Inc. *	5,071	145
Volterra Semiconductor Corp. *	3,781	130
		6,193

Software – 4.1%

Accelrys, Inc. *	3,615	29

ACI Worldwide, Inc. *	3,616	146

Actuate Corp. *	1,449	9

Acxiom Corp. *	8,313	122

Advent Software, Inc. *	6,704	172

American Software, Inc., Class A	16,126	138

Aspen Technology, Inc. *	12,196	250

athenahealth, Inc. *	4,961	368

Avid Technology, Inc. *	6,710	74

Blackbaud, Inc.	5,693	189

Bottomline Technologies, Inc. *	5,700	159

Callidus Software, Inc. *	2,186	17

CommVault Systems, Inc. *	6,111	303

Computer Programs & Systems, Inc.	4,058	229

Concur Technologies, Inc. *	5,429	312

CSG Systems International, Inc. *	5,946	90

Deltek, Inc. *	3,799	40

Digi International, Inc. *	5,786	64

Ebix, Inc.	7,256	168

EPIQ Systems, Inc.	2,341	28

Fair Isaac Corp.	6,126	269

FalconStor Software, Inc. *	1,747	7

Geeknet, Inc. *	2,492	36

GSE Systems, Inc. *	1,588	4

inContact, Inc. *	8,428	47

InnerWorkings, Inc. *	1,318	15

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Software – 4.1% – continued

Innodata Isogen, Inc. *	2,038	$11

Interactive Intelligence Group, Inc. *	1,161	35

JDA Software Group, Inc. *	6,144	169

Mantech International Corp., Class A	4,069	140

Market Leader, Inc. *	3,616	13

Marlborough Software Development Holdings, Inc. *	1,004	1

MedAssets, Inc. *	2,476	33

Medidata Solutions, Inc. *	3,500	93

Mediware Information Systems *	9,243	136

MicroStrategy, Inc., Class A *	1,290	181

NetSuite, Inc. *	3,600	181

Official Payments Holdings, Inc. *	1,142	6

Omnicell, Inc. *	6,181	94

Opnet Technologies, Inc.	4,664	135

Parametric Technology Corp. *	15,700	439

Pegasystems, Inc.	3,623	138

Pervasive Software, Inc. *	1,611	10

Progress Software Corp. *	9,749	230

PROS Holdings, Inc. *	5,056	95

QAD, Inc., Class B *	942	12

QLIK Technologies, Inc. *	7,844	251

Quality Systems, Inc.	5,506	241

Quest Software, Inc. *	11,214	261

RealPage, Inc. *	9,600	184

Schawk, Inc.	5,811	73

Seachange International, Inc. *	1,588	12

Smith Micro Software, Inc. *	7,542	18

SolarWinds, Inc. *	6,800	263

Sonic Foundry, Inc. *	4,700	40

SS&C Technologies Holdings, Inc. *	2,900	68

Synchronoss Technologies, Inc. *	5,657	181

SYNNEX Corp. *	3,920	149

Take-Two Interactive Software, Inc. *	8,200	126

Taleo Corp., Class A *	3,936	181

Tyler Technologies, Inc. *	6,093	234

Ultimate Software Group, Inc. *	3,800	278

Verint Systems, Inc. *	2,100	68
Wayside Technology Group, Inc.	800	11
		8,076

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	5,747	121

Telecommunications – 2.9% – continued

8x8, Inc. *	15,996	67

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Telecommunications – 2.9% – continued

ADTRAN, Inc.	9,307	$290

Alaska Communications Systems Group, Inc.	8,522	26

Anaren, Inc. *	5,476	100

Anixter International, Inc. *	4,491	326

Arris Group, Inc. *	14,985	169

Aruba Networks, Inc. *	11,511	256

Atlantic Tele-Network, Inc.	1,298	47

Aviat Networks, Inc. *	32,120	91

Aware, Inc. *	792	3

Black Box Corp.	2,626	67

Cbeyond, Inc. *	3,076	25

Ciena Corp. *	9,913	160

Cincinnati Bell, Inc. *	32,564	131

Communications Systems, Inc.	3,358	44

Comtech Telecommunications Corp.	3,639	119

Comverse Technology, Inc. *	24,500	168

Consolidated Communications Holdings, Inc.	2,632	52

DigitalGlobe, Inc. *	5,200	69

Extreme Networks, Inc. *	6,380	24

Finisar Corp. *	10,200	206

General Communication, Inc., Class A *	4,378	38

GeoEye, Inc. *	3,689	89

Globecomm Systems, Inc. *	1,743	25

Harmonic, Inc. *	12,800	70

HickoryTech Corp.	5,889	61

IDT Corp., Class B	2,200	21

Infinera Corp. *	11,100	90

InterDigital, Inc.	6,128	214

Ixia *	9,904	124

KVH Industries, Inc. *	3,641	38

Leap Wireless International, Inc. *	7,924	69

LogMeIn, Inc. *	2,183	77

Loral Space & Communications, Inc. *	1,000	80

Lumos Networks Corp.	1,381	15

Meru Networks, Inc. *	4,800	19

Netgear, Inc. *	4,659	178

Network Equipment Technologies, Inc. *	3,189	3

NeuStar, Inc., Class A *	7,644	285

Neutral Tandem, Inc. *	2,176	27

Novatel Wireless, Inc. *	9,602	32

NTELOS Holdings Corp.	2,681	56

Numerex Corp., Class A *	2,186	21

Oclaro, Inc. *	6,100	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Telecommunications – 2.9% – continued

Oplink Communications, Inc. *	4,968	$85

Opnext, Inc. *	1,588	2

Plantronics, Inc.	6,747	272

Powerwave Technologies, Inc. *	671	1

Preformed Line Products Co.	856	56

Premiere Global Services, Inc. *	15,679	142

R.F. Micro Devices, Inc. *	35,942	179

RigNet, Inc. *	400	7

Shenandoah Telecommunications Co.	2,042	23

ShoreTel, Inc. *	8,226	47

Sonus Networks, Inc. *	19,900	58

SureWest Communications	6,899	156

Sycamore Networks, Inc. *	2,332	41

Symmetricom, Inc. *	16,236	94

Telestone Technologies Corp. *	2,481	8

Tellabs, Inc.	43,400	176

Tessco Technologies, Inc.	1,581	40

USA Mobility, Inc.	4,201	59

UTStarcom Holdings Corp. *	6,386	9

Viasat, Inc. *	4,054	195
Warwick Valley Telephone Co.	298	4
		5,750

Textiles – 0.2%

G&K Services, Inc., Class A	3,912	134

Hallwood Group (The), Inc. *	100	1
Unifirst Corp.	2,919	180
		315

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc.	3,357	59
Leapfrog Enterprises, Inc. *	4,349	36
		95

Transportation – 1.9%

Air Transport Services Group, Inc. *	3,765	22

Alexander & Baldwin, Inc.	6,253	303

Arkansas Best Corp.	4,500	85

Atlas Air Worldwide Holdings, Inc. *	3,785	186

Bristow Group, Inc.	5,328	254

CAI International, Inc. *	3,058	56

Celadon Group, Inc.	855	13

Con-way, Inc.	7,912	258

Covenant Transport Group, Inc., Class A *	2,015	6

Eagle Bulk Shipping, Inc. *	1,331	3

Forward Air Corp.	5,077	186

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Transportation – 1.9% – continued

Frozen Food Express Industries, Inc. *	8,415	$10

Genesee & Wyoming, Inc., Class A *	4,934	269

Golar LNG Ltd.	4,962	189

Gulfmark Offshore, Inc., Class A *	2,651	122

Heartland Express, Inc.	10,319	149

Horizon Lines, Inc., Class A *	80	1

HUB Group, Inc., Class A *	5,074	183

International Shipholding Corp.	450	10

Knight Transportation, Inc.	9,288	164

Knightsbridge Tankers Ltd.	4,811	69

Marten Transport Ltd.	4,917	109

Nordic American Tankers Ltd.	3,474	55

Old Dominion Freight Line, Inc. *	6,549	312

Overseas Shipholding Group, Inc.	3,800	48

P.A.M. Transportation Services, Inc.	7,500	84

Pacer International, Inc. *	2,614	17

Patriot Transportation Holding, Inc. *	1,694	39

PHI, Inc. (Non Voting) *	4,366	101

Providence and Worcester Railroad Co.	2,260	33

Saia, Inc. *	2,465	42

Ship Finance International Ltd.	7,542	115

Teekay Tankers Ltd., Class A	1,018	6

Ultrapetrol Bahamas Ltd. *	1,766	4

Universal Truckload Services, Inc.	4,841	73

USA Truck, Inc. *	738	6
Werner Enterprises, Inc.	7,147	178
		3,760

Trucking & Leasing – 0.3%

AMERCO	886	94

GATX Corp.	7,372	297

Greenbrier Cos., Inc. *	1,163	23

TAL International Group, Inc.	3,657	134

Textainer Group Holdings Ltd.	3,054	104
Willis Lease Finance Corp. *	867	11
		663

Water – 0.2%

Artesian Resources Corp., Class A	595	11

California Water Service Group	6,380	116

Connecticut Water Service, Inc.	743	21

Consolidated Water Co. Ltd.	5,110	41

Middlesex Water Co.	5,026	95

SJW Corp.	3,323	80

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Water – 0.2% continued
York Water Co.	4,093	$71
		435
Total Common Stocks
(Cost $172,643)		190,027

RIGHTS – 0.0%

Biotechnology – 0.0%

Omni Special Ltd. *	3,326	–

Healthcare – Products – 0.0%

Amer Med *	13,109	–
Total Rights
(Cost $ — )		–

OTHER – 0.0%

Escrow Adolor Corp.	1,241	–
Total Other
(Cost $ — )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Magnum Hunter Resources Corp. Exp. 10/14/13, Strike $10.50 *	1,700	$–
Total Warrants
(Cost $ — )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.0%
Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	9,851,336	$9,851
Total Investment Companies
(Cost $9,851)		9,851

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%
U.S. Treasury Bill, 0.04%, 5/3/12(3)	$930	$930
Total Short-Term Investments
(Cost $930)		930

Total Investments – 102.3%
(Cost $183,424)		200,808

Liabilities less Other Assets – (2.3)%		(4,548)
NET ASSETS – 100.0%		$196,260

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $6,766,000 with net purchases of approximately $3,085,000 during the fiscal year ended March 31, 2012.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Small Cap Core Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini	71	$5,877	Long	6/12	$298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

At March 31, 2012, the industry sectors (unaudited) for the Small Cap Core Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.5%
Consumer Staples	3.6
Energy	6.5
Financials	21.9
Health Care	12.5
Industrials	16.0
Information Technology	17.1
Materials	4.9
Telecommunication Services	0.8
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and insignificant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using prices provided by a third party pricing provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Core Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Advertising	$86	$–	$–	$86
Aerospace/Defense	2,754	4	–	2,758
Agriculture	703	–	–	703
Airlines	941	–	–	941
Apparel	2,547	–	–	2,547
Auto Manufacturers	89	–	–	89
Auto Parts & Equipment	1,559	–	–	1,559
Banks	10,316	13	–	10,329
Beverages	625	–	–	625
Biotechnology	3,807	–	–	3,807
Building Materials	1,998	–	–	1,998
Chemicals	3,964	–	–	3,964
Coal	243	–	–	243
Commercial Services	12,096	–	–	12,096
Computers	3,654	–	–	3,654
Cosmetics/Personal Care	245	–	–	245
Distribution/Wholesale	2,186	–	–	2,186
Diversified Financial
Services	3,935	2	–	3,937
Electric	3,729	–	–	3,729
Electrical Components & Equipment	1,636	–	–	1,636
Electronics	5,316	–	–	5,316
Energy-Alternate Sources	351	–	–	351
Engineering & Construction	1,515	–	–	1,515
Entertainment	1,951	–	–	1,951
Environmental Control	1,494	–	–	1,494
Food	3,636	32	–	3,668
Forest Products & Paper	1,454	–	–	1,454
Gas	1,915	–	–	1,915
Hand/Machine Tools	179	–	–	179
Healthcare-Products	7,435	–	–	7,435
Healthcare-Services	3,602	–	–	3,602
Holding Companies- Diversified	161	–	–	161
Home Builders	1,012	–	–	1,012
Home Furnishings	917	–	–	917
Household Products/Wares	867	–	–	867
Housewares	313	–	–	313
Insurance	6,293	6	–	6,299
Internet	4,210	–	–	4,210
Investment Companies	794	–	–	794
Iron/Steel	617	–	–	617
Leisure Time	1,017	–	–	1,017
Lodging	464	–	–	464
Machinery-Construction & Mining	128	–	–	128
Machinery-Diversified	3,624	–	–	3,624
Media	1,039	–	–	1,039
Metal Fabrication/ Hardware	2,006	–	–	2,006
Mining	1,536	–	–	1,536
Miscellaneous Manufacturing	4,271	–	–	4,271
Office Furnishings	699	–	–	699
Oil & Gas	6,348	115	–	6,463
Oil & Gas Services	3,674	–	–	3,674
Packaging & Containers	348	–	–	348
Pharmaceuticals	5,696	–	–	5,696
Pipelines	320	–	–	320
Real Estate	672	–	–	672
Real Estate Investment Trusts	15,837	–	–	15,837
Retail	12,828	–	–	12,828
Savings & Loans	2,707	88	–	2,795
Semiconductors	6,193	–	–	6,193
Software	8,076	–	–	8,076
Storage/Warehousing	121	–	–	121
Telecommunications	5,750	–	–	5,750
Textiles	314	1	–	315
Toys, Games & Hobbies	95	–	–	95
Transportation	3,760	–	–	3,760
Trucking & Leasing	663	–	–	663
Water	435	–	–	435
Investment Companies	9,851	–	–	9,851
Short-Term Investments	–	930	–	930

Total Investments	$199,617	$1,191	$–	$200,808

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$298	$–	$–	$298

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/12 (000s)
Common Stocks
Chemicals	$16	$–	$(22)	$7	$–	$–	$(1)	$–	$–	$–
Insurance	18	–	(59)	42	–	–	(1)	–	–	–

Total	$34	$–	$(81)	$49	$–	$–	$(2)	$–	$–	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1%

Advertising – 0.1%

Harte-Hanks, Inc.	120,082	$1,087

Aerospace/Defense – 2.2%

AAR Corp.	164,189	2,997

Cubic Corp.	50,091	2,368

Curtiss-Wright Corp.	7,300	270

Ducommun, Inc. *	94,453	1,124

Esterline Technologies Corp. *	203,222	14,522

Kaman Corp.	24,690	838

Moog, Inc., Class A *	235,473	10,100

Orbital Sciences Corp. *	13,396	176
Triumph Group, Inc.	95,876	6,008
		38,403

Agriculture – 0.4%

Andersons (The), Inc.	60,735	2,957
Universal Corp.	105,174	4,901
		7,858

Airlines – 1.0%

Alaska Air Group, Inc. *	201,350	7,212

JetBlue Airways Corp. *	1,087,076	5,316
Skywest, Inc.	458,196	5,063
		17,591

Apparel – 0.8%

Columbia Sportswear Co.	120,692	5,727

Iconix Brand Group, Inc. *	206,952	3,597

Jones Group (The), Inc.	137,367	1,725

Perry Ellis International, Inc. *	40,607	758

Steven Madden Ltd. *	18,276	781

Unifi, Inc. *	38,317	370
Warnaco Group (The), Inc. *	17,286	1,010
		13,968

Auto Parts & Equipment – 0.3%

Cooper Tire & Rubber Co.	75,854	1,154

Exide Technologies *	141,626	443

Fuel Systems Solutions, Inc. *	9,073	237

Miller Industries, Inc.	82,365	1,394

Standard Motor Products, Inc.	47,727	847
Superior Industries International, Inc.	98,409	1,923
		5,998

Banks – 10.8%

Bancfirst Corp.	24,406	1,063

BancorpSouth, Inc.	216,403	2,915

Bank of the Ozarks, Inc.	56,027	1,751

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banks – 10.8%–continued

Capital City Bank Group, Inc.	40,126	$299

Cardinal Financial Corp.	78,458	887

Chemical Financial Corp.	224,318	5,258

City Holding Co.	84,828	2,945

Columbia Banking System, Inc.	37,543	855

Community Bank System, Inc.	283,657	8,164

Community Trust Bancorp, Inc.	103,425	3,317

CVB Financial Corp.	246,847	2,898

East West Bancorp, Inc.	158,065	3,650

Financial Institutions, Inc.	11,570	187

First Bancorp	124,583	1,362

First Commonwealth Financial Corp.	518,753	3,175

First Community Bancshares, Inc.	125,544	1,677

First Financial Bancorp	241,114	4,171

First Financial Corp.	84,281	2,676

First Merchants Corp.	109,298	1,349

First Midwest Bancorp, Inc.	325,861	3,904

FirstMerit Corp.	306,686	5,171

FNB Corp.	633,029	7,647

Fulton Financial Corp.	144,573	1,518

Glacier Bancorp, Inc.	62,112	928

Hancock Holding Co.	80,600	2,862

Hanmi Financial Corp. *	25,991	263

Heartland Financial USA, Inc.	57,186	992

Home Bancshares, Inc.	66,492	1,769

IBERIABANK Corp.	75,890	4,058

Independent Bank Corp.	117,899	3,387

International Bancshares Corp.	393,395	8,320

Lakeland Bancorp, Inc.	205,000	2,019

Lakeland Financial Corp.	47,115	1,226

MainSource Financial Group, Inc.	15,614	188

National Bankshares, Inc.	16,196	488

NBT Bancorp, Inc.	162,043	3,578

Old National Bancorp	421,384	5,537

Park National Corp.	38,395	2,656

Peoples Bancorp, Inc.	10,333	181

Pinnacle Financial Partners, Inc. *	75,636	1,388

PrivateBancorp, Inc.	186,067	2,823

Prosperity Bancshares, Inc.	259,221	11,872

Renasant Corp.	188,913	3,076

S&T Bancorp, Inc.	131,511	2,852

Sandy Spring Bancorp, Inc.	49,090	892

SCBT Financial Corp.	78,075	2,554

Sierra Bancorp	127,072	1,249

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banks – 10.8% – continued

Simmons First National Corp., Class A	168,632	$4,356

StellarOne Corp.	142,230	1,688

Sterling Bancorp	71,100	682

Susquehanna Bancshares, Inc.	863,296	8,529

SVB Financial Group *	122,838	7,903

Texas Capital Bancshares, Inc. *	110,746	3,834

Trico Bancshares	107,111	1,866

Trustmark Corp.	343,776	8,588

UMB Financial Corp.	160,039	7,159

Union First Market Bankshares Corp.	119,499	1,673

United Bankshares, Inc.	203,969	5,887

Washington Banking Co.	42,395	585

Washington Trust Bancorp, Inc.	117,644	2,840

Webster Financial Corp.	44,669	1,013

WesBanco, Inc.	63,864	1,286

Wilshire Bancorp, Inc. *	190,904	922
Wintrust Financial Corp.	30,624	1,096
		191,904

Biotechnology – 0.2%

American Oriental Bioengineering, Inc. *	113,297	173

InterMune, Inc. *	104,160	1,528
PDL BioPharma, Inc.	166,113	1,055
		2,756

Building Materials – 1.8%

Apogee Enterprises, Inc.	163,401	2,116

Comfort Systems USA, Inc.	220,457	2,405

Drew Industries, Inc. *	141,903	3,875

Gibraltar Industries, Inc. *	237,188	3,594

Griffon Corp.	215,125	2,302

Interline Brands, Inc. *	191,948	4,148

LSI Industries, Inc.	142,052	1,041

Quanex Building Products Corp.	190,879	3,365

Simpson Manufacturing Co., Inc.	136,776	4,411

Texas Industries, Inc.	26,445	926
Universal Forest Products, Inc.	104,781	3,613
		31,796

Chemicals – 2.9%

A. Schulman, Inc.	88,048	2,379

Aceto Corp.	249,668	2,369

Cabot Corp.	72,996	3,115

Cytec Industries, Inc.	23,014	1,399

H.B. Fuller Co.	150,947	4,956

Innophos Holdings, Inc.	52,784	2,646

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued
Chemicals – 2.9% – continued

Minerals Technologies, Inc.	48,361	$3,163

Olin Corp.	284,500	6,188

OM Group, Inc. *	157,524	4,334

PolyOne Corp.	334,919	4,823

Sensient Technologies Corp.	314,693	11,958
Westlake Chemical Corp.	64,666	4,190
		51,520
Coal – 0.1%

Cloud Peak Energy, Inc. *	14,716	234

Hallador Energy Co.	3,650	32
James River Coal Co. *	218,314	1,118
		1,384
Commercial Services – 3.1%

ABM Industries, Inc.	186,015	4,520

Albany Molecular Research, Inc. *	7,377	20

Arbitron, Inc.	11,602	429

Barrett Business Services, Inc.	25,910	514

Brink’s (The) Co.	20,020	478

CDI Corp.	113,614	2,037

Convergys Corp. *	39,573	528

Corporate Executive Board (The) Co.	14,206	611

CRA International, Inc. *	38,022	959

Electro Rent Corp.	150,916	2,778

Geo Group (The), Inc. *	29,742	565

Great Lakes Dredge & Dock Corp.	158,679	1,146

Heidrick & Struggles International, Inc.	146,424	3,226

Kelly Services, Inc., Class A	99,640	1,593

Kforce, Inc. *	76,176	1,135

Korn/Ferry International *	147,780	2,475

MAXIMUS, Inc.	55,150	2,243

Multi-Color Corp.	72,762	1,638

PHH Corp. *	449,059	6,947

Rent-A-Center, Inc.	359,044	13,554

Service Corp. International	7,500	84

Stewart Enterprises, Inc., Class A	707,577	4,295

Viad Corp.	182,376	3,544
VistaPrint N.V. *	16,429	635
		55,954
Computers – 1.5%

Brocade Communications Systems, Inc. *	301,971	1,736

CACI International, Inc., Class A *	99,069	6,171

Cray, Inc. *	275,891	2,020

Dynamics Research Corp. *	16,215	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Computers – 1.5% continued

Electronics for Imaging, Inc. *	188,518	$3,133

Insight Enterprises, Inc. *	328,911	7,213

Mentor Graphics Corp. *	198,990	2,957

Synaptics, Inc. *	13,751	502
Xyratex Ltd.	208,836	3,323
		27,211

Cosmetics/Personal Care – 0.2%

Elizabeth Arden, Inc. *	62,006	2,169
Inter Parfums, Inc.	71,513	1,122
		3,291

Distribution/Wholesale – 0.4%

Core-Mark Holding Co., Inc.	63,982	2,620

Owens & Minor, Inc.	64,297	1,955
United Stationers, Inc.	70,581	2,190
		6,765

Diversified Financial Services – 1.7%

Aircastle Ltd.	151,286	1,852

Calamos Asset Management, Inc., Class A	43,332	568

Encore Capital Group, Inc. *	104,080	2,347

GFI Group, Inc.	133,886	504

Investment Technology Group, Inc. *	187,079	2,238

Janus Capital Group, Inc.	115,488	1,029

JMP Group, Inc.	32,305	238

KBW, Inc.	54,103	1,001

Knight Capital Group, Inc., Class A *	322,018	4,144

National Financial Partners Corp. *	131,539	1,992

Nelnet, Inc., Class A	163,823	4,245

NewStar Financial, Inc. *	72,428	805

Ocwen Financial Corp. *	260,283	4,068

Oppenheimer Holdings, Inc., Class A	31,755	551

Piper Jaffray Cos. *	19,695	524

Stifel Financial Corp. *	55,180	2,088
World Acceptance Corp. *	46,877	2,871
		31,065

Electric – 3.9%

Allete, Inc.	164,084	6,808

Avista Corp.	301,804	7,720

Black Hills Corp.	112,400	3,769

Cleco Corp.	210,789	8,358

El Paso Electric Co.	292,473	9,502

IDACORP, Inc.	281,887	11,591

NorthWestern Corp.	144,145	5,111

Otter Tail Corp.	142,550	3,093

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Electric – 3.9% continued

Portland General Electric Co.	212,491	$5,308
Unisource Energy Corp.	203,540	7,444
		68,704

Electrical Components & Equipment – 0.7%

Advanced Energy Industries, Inc. *	39,695	521

Encore Wire Corp.	127,282	3,784

EnerSys *	24,243	840

Littelfuse, Inc.	83,238	5,219
Power-One, Inc. *	269,896	1,228
		11,592

Electronics – 3.9%

Analogic Corp.	91,254	6,163

Bel Fuse, Inc., Class B	74,053	1,309

Benchmark Electronics, Inc. *	240,669	3,969

Brady Corp., Class A	263,561	8,526

Coherent, Inc. *	109,410	6,382

CTS Corp.	261,501	2,751

Cymer, Inc. *	187,355	9,368

FEI Co. *	84,329	4,141

Newport Corp. *	79,050	1,401

OSI Systems, Inc. *	78,679	4,823

Park Electrochemical Corp.	66,757	2,018

Plexus Corp. *	97,499	3,411

Rofin-Sinar Technologies, Inc. *	121,120	3,194

Rogers Corp. *	86,649	3,358

Watts Water Technologies, Inc., Class A	165,310	6,736
Woodward, Inc.	29,472	1,262
		68,812

Energy – Alternate Sources – 0.1%
REX American Resources Corp. *	60,411	1,855

Engineering & Construction – 1.0%

Aegion Corp. *	18,298	326

Dycom Industries, Inc. *	242,550	5,666

EMCOR Group, Inc.	209,763	5,815

Granite Construction, Inc.	113,714	3,268
Layne Christensen Co. *	119,485	2,659
		17,734

Entertainment – 0.5%

Churchill Downs, Inc.	131,784	7,367

International Speedway Corp., Class A	8,120	225
Vail Resorts, Inc.	34,513	1,493
		9,085

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Environmental Control – 0.0%

Mine Safety Appliances Co.	15,694	$645

Food – 1.1%

Chiquita Brands International, Inc. *	406,698	3,575

Dole Food Co., Inc. *	56,157	560

Fresh Del Monte Produce, Inc.	217,653	4,971

Hain Celestial Group (The), Inc. *	150,000	6,572

Nash Finch Co.	70,969	2,017

Sanderson Farms, Inc.	13,900	737

Seneca Foods Corp., Class A *	40,487	1,066
TreeHouse Foods, Inc. *	5,373	320
		19,818

Forest Products & Paper – 0.9%

Boise, Inc.	278,760	2,289

Buckeye Technologies, Inc.	32,769	1,113

Domtar Corp.	42,211	4,026

KapStone Paper and Packaging Corp. *	57,995	1,142

Mercer International, Inc. *	221,514	1,770

Neenah Paper, Inc.	10,161	302

P.H. Glatfelter Co.	338,986	5,349
Schweitzer-Mauduit International, Inc.	6,905	477
		16,468

Gas – 0.9%

AGL Resources, Inc.	60,297	2,365

Laclede Group (The), Inc.	55,759	2,176
Southwest Gas Corp.	277,943	11,879
		16,420

Healthcare – Products – 1.3%

Angiodynamics, Inc. *	149,335	1,829

Cantel Medical Corp.	148,160	3,717

CONMED Corp.	235,850	7,045

Cooper (The) Cos., Inc.	53,526	4,374

CryoLife, Inc. *	200,146	1,055

Greatbatch, Inc. *	142,352	3,490
Invacare Corp.	118,211	1,959
		23,469

Healthcare – Services – 2.2%

Amedisys, Inc. *	81,348	1,176

Amsurg Corp. *	109,331	3,059

Capital Senior Living Corp. *	63,203	584

Centene Corp. *	53,489	2,620

Community Health Systems, Inc. *	259,681	5,775

Five Star Quality Care, Inc. *	318,197	1,085

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Healthcare – Services – 2.2% – continued

Gentiva Health Services, Inc. *	2,898	$25

Kindred Healthcare, Inc. *	501,829	4,336

LifePoint Hospitals, Inc. *	124,241	4,900

Medcath Corp.	106,845	840

Metropolitan Health Networks, Inc. *	15,269	143

Molina Healthcare, Inc. *	189,451	6,371

RadNet, Inc. *	117,735	375

Triple-S Management Corp., Class B *	157,343	3,635

Universal American Corp.	185,452	1,999
WellCare Health Plans, Inc. *	27,311	1,963
		38,886

Holding Companies – Diversified – 0.2%
Compass Diversified Holdings	182,783	2,703

Home Builders – 0.2%

Beazer Homes USA, Inc. *	40,326	131

Cavco Industries, Inc. *	4,860	226

MDC Holdings, Inc.	32,085	828

Meritage Homes Corp. *	77,801	2,105
Ryland Group (The), Inc.	19,273	372
		3,662

Home Furnishings – 0.4%

Ethan Allen Interiors, Inc.	77,695	1,967

Hooker Furniture Corp.	60,931	832

La-Z-Boy, Inc. *	124,312	1,859
VOXX International Corp., Class A *	125,729	1,705
		6,363

Household Products/Wares – 1.4%

American Greetings Corp., Class A	305,856	4,692

Avery Dennison Corp.	48,738	1,468

Blyth, Inc.	61,766	4,622

CSS Industries, Inc.	54,925	1,069

Ennis, Inc.	214,988	3,401

Helen of Troy Ltd. *	127,061	4,321
Prestige Brands Holdings, Inc. *	336,889	5,889
		25,462

Insurance – 5.4%

Alterra Capital Holdings Ltd.	275,245	6,325

American Equity Investment Life

Holding Co.	292,018	3,729

AMERISAFE, Inc. *	59,993	1,484

Argo Group International Holdings Ltd.	23,289	696

Assured Guaranty Ltd.	192,700	3,183

CNO Financial Group, Inc. *	1,234,510	9,605

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Insurance – 5.4% – continued

Delphi Financial Group, Inc., Class A	128,286	$5,743

Donegal Group, Inc., Class A	152,830	2,089

EMC Insurance Group, Inc.	55,697	1,119

Employers Holdings, Inc.	120,848	2,140

Endurance Specialty Holdings Ltd.	33,987	1,382

FBL Financial Group, Inc., Class A	205,531	6,926

Hallmark Financial Services, Inc. *	65,007	513

Harleysville Group, Inc.	32,853	1,896

Horace Mann Educators Corp.	262,352	4,623

Kemper Corp.	40,755	1,234

Meadowbrook Insurance Group, Inc.	374,083	3,490

Montpelier Re Holdings Ltd.	131,938	2,549

National Western Life Insurance Co., Class A	2,792	382

Navigators Group (The), Inc. *	114,733	5,420

Old Republic International Corp.	86,227	910

Platinum Underwriters Holdings Ltd.	97,100	3,544

RLI Corp.	57,095	4,090

Safety Insurance Group, Inc.	21,229	884

Selective Insurance Group, Inc.	398,209	7,012

StanCorp Financial Group, Inc.	115,383	4,724

State Auto Financial Corp.	53,710	785

Symetra Financial Corp.	340,765	3,929

United Fire Group, Inc.	80,106	1,433
Validus Holdings Ltd.	127,484	3,946
		95,785

Internet – 0.7%

AsiaInfo-Linkage, Inc. *	14,408	181

DealerTrack Holdings, Inc. *	17,704	536

Digital River, Inc. *	76,908	1,439

Earthlink, Inc.	483,548	3,863

Infospace, Inc. *	236,522	3,030

PC-Tel, Inc.	98,758	657

Sapient Corp.	59,768	744
United Online, Inc.	442,875	2,166
		12,616

Investment Companies – 1.2%

American Capital Ltd. *	822,851	7,134

Apollo Investment Corp.	557,259	3,996

Ares Capital Corp.	109,328	1,788

Arlington Asset Investment Corp., Class A	12,981	288

BlackRock Kelso Capital Corp.	183,704	1,804

Gladstone Capital Corp.	36,175	293

Hercules Technology Growth Capital, Inc.	257,265	2,850

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Investment Companies – 1.2% – continued

MVC Capital, Inc.	160,779	$2,111
Steel Excel, Inc. *	23,533	659
		20,923

Leisure Time – 0.6%

Arctic Cat, Inc. *	30,400	1,302
Life Time Fitness, Inc. *	169,125	8,553
		9,855

Lodging – 0.1%
Marcus Corp.	189,931	2,384

Machinery – Construction & Mining – 0.0%
Astec Industries, Inc. *	3,335	122

Machinery – Diversified – 1.6%

Albany International Corp., Class A	142,043	3,260

Briggs & Stratton Corp.	359,810	6,451

Cascade Corp.	78,999	3,959

Cognex Corp.	111,567	4,726

Intevac, Inc. *	158,225	1,345

Kadant, Inc. *	12,027	287

NACCO Industries, Inc., Class A	36,050	4,195
Robbins & Myers, Inc.	74,964	3,902
		28,125

Media – 0.7%

Digital Generation, Inc. *	39,832	407

Gannett Co., Inc.	122,603	1,879

Journal Communications, Inc., Class A *	407,426	2,294
Scholastic Corp.	209,448	7,389
		11,969

Metal Fabrication/Hardware – 1.1%

A.M. Castle & Co. *	110,087	1,393

Ampco-Pittsburgh Corp.	17,689	356

CIRCOR International, Inc.	55,150	1,835

Mueller Industries, Inc.	184,796	8,399

Northwest Pipe Co. *	35,266	749

Olympic Steel, Inc.	53,352	1,280
Worthington Industries, Inc.	278,460	5,341
		19,353

Mining – 0.9%

Coeur d’Alene Mines Corp. *	222,212	5,275

Hecla Mining Co.	365,952	1,691

Kaiser Aluminum Corp.	32,935	1,557

Materion Corp. *	181,730	5,221

Thompson Creek Metals Co., Inc. *	418,216	2,827

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Mining – 0.9% – continued
USEC, Inc.*	284,227	$301
		16,872

Miscellaneous Manufacturing – 1.9%

A.O. Smith Corp.	35,105	1,578

Barnes Group, Inc.	221,053	5,816

Ceradyne, Inc.	233,319	7,597

Colfax Corp. *	18,719	660

EnPro Industries, Inc. *	127,685	5,248

Federal Signal Corp. *	281,255	1,564

Hexcel Corp. *	42,030	1,009

Myers Industries, Inc.	272,609	4,021

Raven Industries, Inc.	7,707	470

Standex International Corp.	92,166	3,796
Tredegar Corp.	98,118	1,922
		33,681

Oil & Gas – 1.9%

Approach Resources, Inc. *	14,551	538

Bill Barrett Corp. *	162,228	4,220

Clayton Williams Energy, Inc. *	55,566	4,414

GeoResources, Inc. *	131,898	4,318

Gran Tierra Energy, Inc. *	84,937	534

Parker Drilling Co. *	704,381	4,205

Penn Virginia Corp.	6,827	31

Petroleum Development Corp. *	145,729	5,405

Rex Energy Corp. *	28,689	307

Swift Energy Co. *	190,032	5,517

Vaalco Energy, Inc. *	304,572	2,878

Venoco, Inc. *	72,352	784
Warren Resources, Inc. *	30,100	98
		33,249

Oil & Gas Services – 1.4%

Cal Dive International, Inc. *	855,160	2,822

Dril-Quip, Inc. *	17,118	1,113

Hornbeck Offshore Services, Inc. *	206,956	8,699

Key Energy Services, Inc. *	78,200	1,208

Lufkin Industries, Inc.	13,034	1,051

Natural Gas Services Group, Inc. *	117,784	1,555

Newpark Resources, Inc. *	563,210	4,613

Oil States International, Inc. *	19,027	1,485

OYO Geospace Corp. *	2,196	231

Superior Energy Services, Inc. *	19,759	521
Tetra Technologies, Inc. *	236,006	2,223
		25,521

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Packaging & Containers – 0.2%

Graphic Packaging Holding Co. *	357,595	$1,974

Rock-Tenn Co., Class A	33,892	2,290
		4,264

Pharmaceuticals – 0.8%

Neurocrine Biosciences, Inc. *	37,546	299

Nutraceutical International Corp. *	76,274	1,111

Viropharma, Inc. *	456,241	13,719
		15,129

Pipelines – 0.2%

Crosstex Energy, Inc.	213,851	3,024

Enbridge Energy Management LLC *	45,157	1,438

Enbridge Energy Management LLC

– (Fractional Shares) *	2,229,945	–

Kinder Morgan Management LLC
– (Fractional Shares) *	21,611	–
		4,462

Real Estate – 0.6%

Sovran Self Storage, Inc.	163,774	8,161
W.P. Carey & Co. LLC	50,011	2,323
		10,484

Real Estate Investment Trusts – 11.2%

Acadia Realty Trust	99,985	2,254

Agree Realty Corp.	86,233	1,947

Alexander’s, Inc.	300	118

Alexandria Real Estate Equities, Inc.	22,332	1,633

American Campus Communities, Inc.	184,000	8,228

Anworth Mortgage Asset Corp.	357,607	2,353

ARMOUR Residential REIT, Inc.	193,700	1,307

BioMed Realty Trust, Inc.	579,076	10,991

Capstead Mortgage Corp.	300,289	3,937

CBL & Associates Properties, Inc.	272,593	5,157

Cedar Realty Trust, Inc.	363,208	1,860

Colonial Properties Trust	213,093	4,631

Corporate Office Properties Trust	35,703	829

DiamondRock Hospitality Co.	512,872	5,277

Duke Realty Corp.	202,712	2,907

DuPont Fabros Technology, Inc.	86,350	2,111

Dynex Capital, Inc.	112,600	1,075

Entertainment Properties Trust	144,222	6,689

Equity One, Inc.	275,083	5,562

Extra Space Storage, Inc.	318,900	9,181

First Industrial Realty Trust, Inc.*	181,470	2,241

First Potomac Realty Trust	240,218	2,904

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Real Estate Investment Trusts – 11.2% – continued

Franklin Street Properties Corp.	202,244	$2,144

Gladstone Commercial Corp.	28,501	491

Hatteras Financial Corp.	209,005	5,831

Healthcare Realty Trust, Inc.	177,410	3,903

Highwoods Properties, Inc.	215,942	7,195

Home Properties, Inc.	56,910	3,472

Invesco Mortgage Capital, Inc.	267,800	4,727

Investors Real Estate Trust	218,495	1,680

Kilroy Realty Corp.	150,000	6,992

Kite Realty Group Trust	307,179	1,619

LaSalle Hotel Properties	196,359	5,526

LTC Properties, Inc.	171,114	5,476

Medical Properties Trust, Inc.	703,421	6,528

MFA Financial, Inc.	1,026,019	7,664

National Health Investors, Inc.	124,132	6,055

National Retail Properties, Inc.	450,544	12,250

NorthStar Realty Finance Corp.	705,137	3,815

One Liberty Properties, Inc.	28,640	524

Pennsylvania Real Estate Investment Trust	187,407	2,862

Post Properties, Inc.	142,980	6,700

PS Business Parks, Inc.	42,900	2,812

Ramco-Gershenson Properties Trust	190,221	2,325

Redwood Trust, Inc.	453,423	5,078

Resource Capital Corp.	198,962	1,072

Strategic Hotels & Resorts, Inc. *	389,053	2,560

Washington Real Estate Investment Trust	146,606	4,354

Weingarten Realty Investors	115,597	3,055
		199,902

Retail – 6.8%

Aeropostale, Inc. *	38,156	825

Bob Evans Farms, Inc.	144,841	5,463

Cabela’s, Inc. *	229,113	8,741

Casey’s General Stores, Inc.	95,423	5,292

Cash America International, Inc.	194,811	9,337

Chico’s FAS, Inc.	5,500	83

Coinstar, Inc. *	6,600	419

Collective Brands, Inc. *	363,272	7,142

Cracker Barrel Old Country Store, Inc.	86,337	4,818

Domino’s Pizza, Inc.	24,833	901

DSW, Inc., Class A	99,011	5,423

Einstein Noah Restaurant Group, Inc.	40,877	610

Fred’s, Inc., Class A	298,806	4,366

Genesco, Inc. *	126,577	9,069

Group 1 Automotive, Inc.	54,701	3,073

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Retail – 6.8% – continued

Haverty Furniture Cos., Inc.	87,788	$974

Kenneth Cole Productions, Inc., Class A *	60,454	973

Men’s Wearhouse (The), Inc.	323,162	12,529

Pantry (The), Inc. *	132,263	1,721

PC Connection, Inc.	153,769	1,264

Penske Automotive Group, Inc.	178,768	4,403

Pep Boys – Manny, Moe & Jack (The)	135,371	2,020

Pricesmart, Inc.	12,393	902

Regis Corp.	454,893	8,384

Ruby Tuesday, Inc. *	144,881	1,323

Rush Enterprises, Inc., Class A *	241,823	5,131

Saks, Inc. *	70,042	813

Shoe Carnival, Inc. *	49,334	1,590

Sonic Automotive, Inc., Class A	509,985	9,134

Stage Stores, Inc.	197,504	3,207

Texas Roadhouse, Inc.	51,073	850

Wet Seal (The), Inc., Class A *	149,221	515

World Fuel Services Corp.	13,125	538
		121,833

Savings & Loans – 2.1%

Astoria Financial Corp.	255,377	2,518

BankFinancial Corp.	59,331	393

Berkshire Hills Bancorp, Inc.	37,326	856

Dime Community Bancshares, Inc.	257,722	3,765

First Defiance Financial Corp.	7,478	126

First Financial Holdings, Inc.	43,720	481

First Niagara Financial Group, Inc.	469,357	4,618

Flushing Financial Corp.	316,376	4,258

Northwest Bancshares, Inc.	126,939	1,612

OceanFirst Financial Corp.	61,534	876

Provident Financial Holdings, Inc.	17,548	192

Provident Financial Services, Inc.	359,444	5,223

Provident New York Bancorp	245,821	2,080

United Financial Bancorp, Inc.	151,569	2,398

Washington Federal, Inc.	329,310	5,539

WSFS Financial Corp.	58,439	2,396
		37,331

Semiconductors – 2.8%

Amkor Technology, Inc. *	118,070	726

ATMI, Inc. *	120,528	2,808

Brooks Automation, Inc.	430,116	5,303

Cabot Microelectronics Corp.	63,205	2,457

Cohu, Inc.	150,672	1,713

See Notes to the Financial Statements.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER	VALUE
	OF SHARES	(000s)
COMMON STOCKS – 95.1% – continued

Semiconductors – 2.8% – continued

Emulex Corp. *	248,676	$2,581

Entegris, Inc. *	366,908	3,427

Fairchild Semiconductor

International, Inc. *	188,200	2,767

GSI Technology, Inc. *	111,811	474

Integrated Device Technology, Inc. *	45,903	328

Kulicke & Soffa Industries, Inc. *	176,143	2,189

Lattice Semiconductor Corp. *	117,048	753

LTX-Credence Corp. *	79,792	574

MEMC Electronic Materials, Inc. *	142,712	515

Mindspeed Technologies, Inc. *	25,400	162

MKS Instruments, Inc.	277,835	8,205

Nanometrics, Inc. *	26,318	487

Omnivision Technologies, Inc. *	136,960	2,739

Pericom Semiconductor Corp. *	204,698	1,656

Photronics, Inc. *	200,734	1,335

Power Integrations, Inc.	12,032	447

QLogic Corp. *	43,025	764

Rubicon Technology, Inc. *	13,849	144

Semtech Corp. *	28,286	805

Silicon Image, Inc. *	279,752	1,645

Standard Microsystems Corp. *	21,441	555

Tessera Technologies, Inc. *	120,991	2,087

TriQuint Semiconductor, Inc. *	108,749	750

Veeco Instruments, Inc. *	27,138	776
		49,172

Software – 1.8%

Advent Software, Inc. *	21,666	555

Blackbaud, Inc.	18,465	613

Digi International, Inc. *	248,116	2,727

Ebix, Inc.	47,834	1,108

Fair Isaac Corp.	21,026	923

JDA Software Group, Inc. *	158,707	4,361

MicroStrategy, Inc., Class A *	4,598	644

Parametric Technology Corp. *	49,954	1,396

Progress Software Corp. *	37,785	892

Quest Software, Inc. *	374,465	8,714

Schawk, Inc.	156,905	1,963

SS&C Technologies Holdings, Inc. *	34,009	793

SYNNEX Corp. *	144,859	5,525
Take-Two Interactive Software, Inc. *	135,759	2,089
		32,303

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Storage/Warehousing – 0.3%
Mobile Mini, Inc. *	215,249	$4,546

Telecommunications – 1.3%

ADTRAN, Inc.	27,197	848

Arris Group, Inc. *	17,000	192

Black Box Corp.	125,682	3,206

Extreme Networks, Inc. *	303,705	1,163

General Communication, Inc., Class A *	204,297	1,782

Netgear, Inc. *	73,844	2,821

Oplink Communications, Inc. *	136,559	2,335

Plantronics, Inc.	112,242	4,519

Premiere Global Services, Inc. *	327,421	2,960

RF Micro Devices, Inc. *	235,814	1,174

SureWest Communications	15,531	350

Telephone & Data Systems, Inc.	97,050	2,247
		23,597

Textiles – 0.8%

G&K Services, Inc., Class A	116,874	3,997

Unifirst Corp.	162,780	10,019
		14,016

Toys, Games & Hobbies – 0.2%

Jakks Pacific, Inc.	193,759	3,381

Transportation – 1.7%

Atlas Air Worldwide Holdings, Inc. *	68,088	3,351

Bristow Group, Inc.	157,717	7,528

Eagle Bulk Shipping, Inc. *	10,311	20

Genco Shipping & Trading Ltd. *	160,834	1,023

Gulfmark Offshore, Inc., Class A *	182,771	8,400

HUB Group, Inc., Class A *	16,059	578

Knightsbridge Tankers Ltd.	12,516	180

Nordic American Tankers Ltd.	101,898	1,618

Overseas Shipholding Group, Inc.	98,170	1,240

PHI, Inc. (Non Voting) *	76,287	1,766

Saia, Inc. *	77,412	1,317

Ship Finance International Ltd.	232,848	3,562

Universal Truckload Services, Inc.	8,825	133
		30,716

Trucking & Leasing – 0.6%

AMERCO	72,446	7,644

TAL International Group, Inc.	73,412	2,695

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Trucking & Leasing – 0.6% – continued
Willis Lease Finance Corp.*	28,049	$365
		10,704
Total Common Stocks
(Cost $1,369,002)		1,692,524

CONVERTIBLE PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%
Alere, Inc. 3.00%*	3,306	797
Total Convertible Preferred Stocks
(Cost $723)		797

OTHER – 0.0%

Escrow DLB Oil & Gas (1) *	2,100	–
Escrow Gerber Scientific, Inc. (1) *	264,734	–
Total Other
(Cost $ – )		–
INVESTMENT COMPANIES – 5.7%

Northern Institutional Funds -

Diversified Assets Portfolio (2)(3)	100,617,038	100,617
Total Investment Companies
(Cost $100,617)		100,617

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
SHORT – TERM INVESTMENTS – 0.5%
U.S. Treasury Bill,
0.03%, 5/3/12 (4)	$8,444	$8,444
Total Short-Term Investments
(Cost $8,444)		8,444
Total Investments – 101.3%
(Cost $1,478,786)		1,802,382
Liabilities less Other Assets – (1.3)%		(23,357)
NET ASSETS – 100.0%		$1,779,025

(1)	Security listed as escrow is considered to be worthless.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $41,333,000 with net purchases of approximately $59,284,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Small Cap Value Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000S)
E-Mini S&P 500	609	$42,727	Long	6/12	$1,037
E-Mini S&P MidCap 400	93	9,228	Long	6/12	299
Russell 2000 Mini	423	35,012	Long	6/12	1,384

Total					$2,720

At March 31, 2012, the industry sectors (unaudited) for the Small Cap Value Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	12.0%
Consumer Staples	2.7
Energy	5.4
Financials	35.6
Health Care	5.2
Industrials	15.7
Information Technology	12.0
Materials	6.0
Telecommunication Services	0.4
Utilities	5.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using a last trade price for a security on which trading had halted.

See Notes to the Financial Statements.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Value Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Common Stocks

Advertising	$1,087	$–	$ –	$1,087

Aerospace/Defense	38,403	–	–	38,403

Agriculture	7,858	–	–	7,858

Airlines	17,591	–	–	17,591

Apparel	13,968	–	–	13,968

Auto Parts & Equipment	5,998	–	–	5,998

Banks	191,904	–	–	191,904

Biotechnology	2,583	–	173	2,756

Building Materials	31,796	–	–	31,796

Chemicals	51,520	–	–	51,520

Coal	1,384	–	–	1,384

Commercial Services	55,954	–	–	55,954

Computers	27,211	–	–	27,211

Cosmetics/Personal Care	3,291	–	–	3,291

Distribution/Wholesale	6,765	–	–	6,765

Diversified Financial

Services	31,065	–	–	31,065

Electric	68,704	–	–	68,704

Electrical Components & Equipment	11,592	–	–	11,592

Electronics	68,812	–	–	68,812

Energy – Alternate

Sources	1,855	–	–	1,855

Engineering &

Construction	17,734	–	–	17,734

Entertainment	9,085	–	–	9,085

Environmental Control	645	–	–	645

Food	19,818	–	–	19,818

Forest Products & Paper	16,468	–	–	16,468

Gas	16,420	–	–	16,420

Healthcare – Products	23,469	–	–	23,469

Healthcare – Services	38,886	–	–	38,886

Holding Companies – Diversified	2,703	–	–	2,703

Home Builders	3,662	–	–	3,662

Home Furnishings	6,363	–	–	6,363

Household

Products/Wares	25,462	–	–	25,462

Insurance	95,785	–	–	95,785

Internet	12,616	–	–	12,616

Investment Companies	20,923	–	–	20,923

Leisure Time	9,855	–	–	9,855

Lodging	2,384	–	–	2,384

Machinery – Construction & Mining	122	–	–	122

Machinery – Diversified	28,125	–	–	28,125

Media	11,969	–	–	11,969

Metal Fabrication/ Hardware	19,353	–	–	19,353

Mining	16,872	–	–	16,872

Miscellaneous Manufacturing	33,681	–	–	33,681

Oil & Gas	33,249	–	–	33,249

Oil & Gas Services	25,521	–	–	25,521

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Packaging & Containers	$4,264	$ –	$ –	$4,264

Pharmaceuticals	15,129	–	–	15,129

Pipelines	4,462	–	–	4,462

Real Estate	10,484	–	–	10,484

Real Estate Investment

Trusts	199,902	–	–	199,902

Retail	121,833	–	–	121,833

Savings & Loans	37,331	–	–	37,331

Semiconductors	49,172	–	–	49,172

Software	32,303	–	–	32,303

Storage/Warehousing	4,546	–	–	4,546

Telecommunications	23,597	–	–	23,597

Textiles	14,016	–	–	14,016

Toys, Games & Hobbies	3,381	–	–	3,381

Transportation	30,716	–	–	30,716

Trucking & Leasing	10,704	–	–	10,704

Convertible Prefered Stocks	797	–	–	797

Investment Companies	100,617	–	–	100,617
Short-Term Investments	–	8,444	–	8,444
Total Investments	$1,793,765	$8,444	$173	$1,802,382

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$2,720	$ –	$ –	$2,720

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/12 (000s)
Common Stocks
Biotechnology	$–	$–	$–	$–	$(1,033)	$1,206	$–	$–	$–	$173
Chemicals	876	–	(1,549)	735	–	–	(62)	–	–	–

Total	$876	$–	$(1,549)	$735	$(1,033)	$1,206	$(62)	$–	$–	$173

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2012 was $(1,033), which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8%

Biotechnology – 3.2%

Biogen Idec, Inc. *	12,463	$1,570

Celgene Corp. *	14,258	1,105
Dynavax Technologies Corp. *	117,220	593
		3,268

Commercial Services – 0.9%

Western Union (The) Co.	53,606	943

Computers – 23.4%

Accenture PLC, Class A	21,760	1,404

Apple, Inc. *	10,968	6,575

Brocade Communications Systems, Inc. *	150,452	865

Cognizant Technology Solutions Corp., Class A *	27,160	2,090

EMC Corp. *	73,693	2,202

Fortinet, Inc. *	58,902	1,629

Fusion-io, Inc. *	30,942	879

Hewlett-Packard Co.	32,099	765

International Business Machines Corp.	6,364	1,328

MICROS Systems, Inc. *	19,602	1,084

NetApp, Inc. *	24,858	1,113

Riverbed Technology, Inc. *	32,600	915

SanDisk Corp. *	27,973	1,387
Teradata Corp. *	23,965	1,633
		23,869

Electronics – 1.3%

FEI Co. *	26,623	1,307

Healthcare – Products – 1.2%

Intuitive Surgical, Inc. *	2,287	1,239

Internet – 10.5%

Amazon.com, Inc.*	3,650	739

F5 Networks, Inc. *	14,939	2,016

Google, Inc., Class A *	7,646	4,903

OpenTable, Inc. *	20,911	846
TIBCO Software, Inc. *	74,733	2,280
		10,784

Pharmaceuticals – 2.4%

Allergan, Inc.	15,943	1,522
BioMarin Pharmaceutical, Inc. *	27,982	958
		2,480

Real Estate Investment Trusts – 1.1%

American Tower Corp.	17,850	1,125

Semiconductors – 19.9%

Altera Corp.	44,982	1,791

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Semiconductors – 19.9% – continued

Analog Devices, Inc.	29,879	$1,207

ARM Holdings PLC ADR	66,004	1,867

ASML Holding N.V. (Registered)	24,423	1,225

Broadcom Corp., Class A *	54,039	2,124

Intel Corp.	38,905	1,094

KLA-Tencor Corp.	22,975	1,250

Linear Technology Corp.	30,133	1,015

Marvell Technology Group Ltd. *	49,486	778

Microchip Technology, Inc.	41,042	1,527

ON Semiconductor Corp. *	145,040	1,307

QUALCOMM, Inc.	41,280	2,808

Texas Instruments, Inc.	30,433	1,023

Xilinx, Inc.	35,952	1,310
		20,326

Software – 23.4%

Activision Blizzard, Inc.	130,502	1,673

AVG Technologies N.V. *	54,325	812

Check Point Software Technologies Ltd. *	42,011	2,682

Citrix Systems, Inc. *	34,596	2,730

CommVault Systems, Inc. *	19,360	961

Informatica Corp. *	33,405	1,767

Microsoft Corp.	23,406	755

Nuance Communications, Inc. *	39,146	1,001

Oracle Corp.	75,743	2,209

QLIK Technologies, Inc. *	41,840	1,339

Red Hat, Inc. *	28,975	1,735

Salesforce.com, Inc. *	18,247	2,819

SolarWinds, Inc. *	38,141	1,474

VMware, Inc., Class A *	17,491	1,966
		23,923

Telecommunications – 10.5%

Amdocs Ltd. *	32,834	1,037

Aruba Networks, Inc. *	50,002	1,114

Cisco Systems, Inc.	97,134	2,055

Finisar Corp. *	36,931	744

JDS Uniphase Corp. *	56,424	818

Juniper Networks, Inc. *	54,776	1,253

LogMeIn, Inc. *	38,913	1,371

NICE Systems Ltd. ADR *	27,617	1,085

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Telecommunications – 10.5% – continued
Polycom, Inc.*	65,133	$1,242
		10,719
Total Common Stocks
(Cost $84,826)		99,983
INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds - Diversified Assets Portfolio (1)(2)	2,313,371	2,314
Total Investment Companies
(Cost $2,314)		2,314

Total Investments – 100.1%
(Cost $87,140)		102,297
Liabilities less Other Assets – (0.1)%		(97)
NET ASSETS – 100.0%		$102,200

(1)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,209,000 with net purchases of approximately $1,105,000 during the fiscal year ended March 31, 2012.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Technology Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	0.7%
Financials	1.1
Health Care	7.0
Information Technology	91.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Technology Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$99,983(1)	$–	$–	$99,983
Investment Companies	2,314	–	–	2,314
Total Investments	$102,297	$–	$–	$102,297

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

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1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Enhanced Large Cap, Income Equity, International Equity, Large Cap Equity, Large Cap Growth, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees, has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a

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futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Fund’s Financial Statements can be found in Note 9.

At March 31, 2012, the Enhanced Large Cap, Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate fair value of assets pledged to cover margin requirements for open positions was approximately $50,000, $930,000 and $8,444,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

Transactions in options written by the Large Cap Equity Fund during the fiscal year ended March 31, 2012, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000’S)
Options outstanding at March 31, 2011	—	$ —
Options written	501	50
Options expired and closed	(284)	(21)
Options exercised	(157)	(16)
Options outstanding at March 31, 2012	60	$13

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

E) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in

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unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2012, were less than $1,000 for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2011, were approximately $3,000 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Enhanced Large Cap	Quarterly
Income Equity	Monthly
International Equity	Annually
Large Cap Equity	Quarterly
Large Cap Growth	Annually
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent

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differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)		CAPITAL STOCK
Enhanced Large Cap	$ — *	$ —	*	$ —
Income Equity	(223)	223		—
International Equity	587	(587)		—
Large Cap Growth	85	—		(85)
Small Cap Core	(37)	37		—
Small Cap Value	(935)	435		500
Technology	376	18,835		(19,211)

*	Amount rounds to less than one thousand.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2011, through the fiscal year ended March 31, 2012, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Income Equity	$292
International Equity	5,937
Large Cap Equity	595
Large Cap Growth	1,753
Technology	701

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
International Equity	$987	$241
Large Cap Growth	473	—
Large Cap Value	5,224	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017	MARCH 31, 2018
Enhanced Large Cap	$10,612	$9,392
Income Equity	—	20,214
International Equity	8,621	154,278
Large Cap Equity	1,027	40,723
Large Cap Growth	12,709	20,105
Large Cap Value	55,266	61,413
Small Cap Core	1,764	1,352
Technology	6,315	10,853

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

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EQUITY FUNDS

MARCH 31, 2012

During the year ended March 31, 2012, the following Fund had net capital loss carryforward amounts expire:

Amounts in thousands
Technology	$18,835

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Enhanced Large Cap	$4	$ —	$1,935
Income Equity	117	—	53,097
International Equity	1,474	—	16,497
Large Cap Equity	47	—	29,146
Large Cap Growth	—	—	20,215
Large Cap Value	991	—	22,368
Small Cap Core	416	—	17,300
Small Cap Value	4,088	9,610	321,039
Technology	—	—	14,329

*	Ordinary income includes taxable discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$200	$ —
Income Equity	7,992	—
International Equity	4,171	—
Large Cap Equity	1,212	—
Large Cap Value	2,000	—
Small Cap Core	431	—
Small Cap Value	10,300	2,585

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Enhanced Large Cap	$314	$ —
Income Equity	6,939	—
International Equity	4,643	—
Large Cap Equity	876	—
Large Cap Growth	70	—
Large Cap Value	3,451	—
Small Cap Value	11,401	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

K) OTHER RISKS Certain Funds invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no

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NOTES TO THE FINANCIAL STATEMENTS continued

shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2012 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Enhanced Large Cap	$150	1.48%
Income Equity	1,600	1.24%
International Equity	1,689	1.39%
Large Cap Value	1,192	1.42%
Technology	100	1.46%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2012, the investment adviser contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL
Fund	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Enhanced Large Cap	0.30%	0.60%
Small Cap Core	0.85%	1.00%
Small Cap Value	0.85%	1.00%

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Income Equity	0.85%	0.80%	0.77%	1.00%
International Equity	1.00%	0.94%	0.90%	1.25%
Large Cap Equity	0.85%	0.80%	0.77%	1.00%
Large Cap Growth	0.85%	0.80%	0.77%	1.00%
Large Cap Value	0.85%	0.80%	0.77%	1.10%
Technology	1.00%	0.94%	0.90%	1.25%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements are expected to continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. The following chart

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MARCH 31, 2012

illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the tables above:

Fund	CONTRACTUAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2012
Enhanced Large Cap	0.60%
Income Equity	1.00%
International Equity	1.06%
Large Cap Equity	0.85%
Large Cap Growth	0.85%
Large Cap Value	0.85%
Small Cap Core	0.75%
Small Cap Value	1.00%
Technology	1.25%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustees fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Enhanced Large Cap	$ —	$11,219	$ —	$12,992
Income Equity	—	99,372	—	78,379
International Equity	—	108,439	—	158,127
Large Cap Equity	—	88,929	—	110,780
Large Cap Growth	—	30,431	—	34,965
Large Cap Value	—	75,127	—	127,402
Small Cap Core	—	38,218	—	21,300
Small Cap Value	—	323,155	—	336,923
Technology	—	50,108	—	50,963

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales the realization for tax purposes of unrealized gains on certain foreign contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Enhanced Large Cap	$2,009	$(74)	$1,935	$11,594
Income Equity	64,121	(11,024)	53,097	328,775
International Equity	38,580	(22,146)	16,434	230,141
Large Cap Equity	31,030	(1,887)	29,143	112,062
Large Cap Growth	20,618	(403)	20,215	74,089
Large Cap Value	22,815	(447)	22,368	104,377
Small Cap Core	31,256	(13,956)	17,300	183,508
Small Cap Value	390,721	(69,682)	321,039	1,481,343
Technology	17,052	(2,723)	14,329	87,968

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	339	$3,089	11	$101	(543)	$(5,039)	(193)	$(1,849)
Income Equity	11,729	144,188	264	3,238	(11,836)	(145,576)	157	1,850
International Equity	9,316	73,263	127	865	(16,340)	(123,183)	(6,897)	(49,055)
Large Cap Equity	1,197	16,409	52	699	(2,929)	(39,417)	(1,680)	(22,309)
Large Cap Growth	608	13,504	—	—	(708)	(15,903)	(100)	(2,399)
Large Cap Value	1,771	16,616	153	1,278	(7,831)	(70,555)	(5,907)	(52,661)
Small Cap Core	3,811	55,849	3	40	(2,875)	(41,231)	939	14,658
Small Cap Value	31,405	472,671	823	11,766	(31,844)	(483,608)	384	829
Technology	1,417	21,873	—	—	(1,518)	(22,434)	(101)	(561)

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EQUITY FUNDS

MARCH 31, 2012

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Enhanced Large Cap	673	$5,890	20	$165	(2,161)	$(18,886)	(1,468)	$(12,831)
Income Equity	10,101	118,631	297	3,364	(8,097)	(93,159)	2,301	28,836
International Equity	9,124	72,417	98	807	(11,254)	(87,640)	(2,032)	(14,416)
Large Cap Equity	1,523	19,391	39	498	(3,544)	(44,526)	(1,982)	(24,637)
Large Cap Growth	393	7,926	3	59	(853)	(16,651)	(457)	(8,666)
Large Cap Value	3,004	28,107	194	1,885	(8,694)	(80,402)	(5,496)	(50,410)
Small Cap Core	9,297	134,520	—	—	(1,018)	(13,698)	8,279	120,822
Small Cap Value	29,049	407,544	680	10,373	(32,638)	(459,078)	(2,909)	(41,161)
Technology	522	7,416	—	—	(1,127)	(14,917)	(605)	(7,501)

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2012:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Enhanced Large Cap	Equity contracts	Net Assets – Unrealized appreciation	$7	*	Net Assets – Unrealized depreciation	$—	*	Citigroup
International Equity	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	—		Unrealized loss on foreign currency exchange contracts	—		Chase and CSFB
Large Cap Equity	Equity contracts	Outstanding options written, at value	—		Outstanding options written, at value	(10)		Goldman Sachs & Co.
Small Cap Core	Equity contracts	Net Assets – Unrealized appreciation	298	*	Net Assets – Unrealized depreciation	—	*	UBS
Small Cap Value	Equity contracts	Net Assets – Unrealized appreciation	2,720	*	Net Assets – Unrealized depreciation	—	*	Citigroup

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2012:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	$70
International Equity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	107
Large Cap Equity	Equity contracts	Net realized gains (losses) on written options	37
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(259)
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	9,480

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Enhanced Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2
International Equity	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(2)
Large Cap Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on written options	3
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	64
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,379

Volume of derivative activity for the fiscal year ended March 31, 2012*:

	FOREIGN CURRENCY EXCHANGE		FUTURES EQUITY		PURCHASED OPTIONS		WRITTEN OPTIONS
	CONTRACTS**		CONTRACTS		CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE COST OF PROCEEDS***
Enhanced Large Cap	—	$—	30	$97	—	$—	—	$—
International Equity	19	1,183	—	—	—	—	—	—
Large Cap Equity	—	—	—	—	—	—	13	4
Small Cap Core	—	—	99	690	—	—	—	—
Small Cap Value	—	—	148	3,621	—	—	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign currency exchange and futures equity contracts, and number of trades and average cost of proceeds of sale for written options contracts.

**	Foreign currency exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

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EQUITY FUNDS

MARCH 31, 2012

In December 2011, FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

12. LEGAL PROCEEDINGS

In 2007, the Enhanced Large Cap Fund and Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.).

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court, which terminates on June 1, 2012.

The value of the proceeds received by the Enhanced Large Cap Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Funds or any member of the putative defendant class, and the Funds intend to vigorously defend any lawsuit. The Funds are currently assessing the cases and have not yet determined the potential effect, if any, on their respective net asset values.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), nine separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

FUND	QDI PERCENTAGE
Enhanced Large Cap	58.16%
Income Equity	65.84%
International Equity	100.00%
Large Cap Equity	100.00%
Large Cap Value	89.69%
Small Cap Core	45.52%
Small Cap Value	62.60%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Enhanced Large Cap	59.19%
Income Equity	64.48%
Large Cap Equity	100.00%
Large Cap Value	89.74%
Small Cap Core	43.69%
Small Cap Value	62.23%

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
International Equity	$0.0186	$0.1715

CAPITAL GAIN DISTRIBUTION – The following Fund made capital gain distributions in December 2011, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Small Cap Value	$0.024490

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EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 87), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 91), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ENHANCED LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.61%	$1,000.00	$1,264.10	$3.45
Hypothetical	0.61%	$1,000.00	$1,021.95	$3.08	**

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.00%	$1,000.00	$1,181.00	$5.45
Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05	**

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.16%	$1,000.00	$1,194.30	$6.36
Hypothetical	1.16%	$1,000.00	$1,019.20	$5.86	**

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.92%	$1,000.00	$1,305.10	$5.30
Hypothetical	0.92%	$1,000.00	$1,020.40	$4.65	**

LARGE CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.92%	$1,000.00	$1,255.00	$5.19
Hypothetical	0.92%	$1,000.00	$1,020.40	$4.65	**

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.98%	$1,000.00	$1,288.00	$5.61
Hypothetical	0.98%	$1,000.00	$1,020.10	$4.95	**

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.87%	$1,000.00	$1,288.40	$4.98
Hypothetical	0.87%	$1,000.00	$1,020.65	$4.39	**

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EQUITY FUNDS

MARCH 31, 2012 (UNAUDITED)

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.00%	$1,000.00	$1,292.50	$5.73
Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05	**

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.25%	$1,000.00	$1,294.30	$7.17
Hypothetical	1.25%	$1,000.00	$1,018.75	$6.31	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2000

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY FUNDS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

ENHANCED LARGE CAP FUND1

INCOME EQUITY FUND1,2,3

INTERNATIONAL EQUITY FUND1,4

LARGE CAP EQUITY FUND1

LARGE CAP GROWTH FUND1

LARGE CAP VALUE FUND1,7

SMALL CAP CORE FUND1,6

SMALL CAP VALUE FUND1,6,7

TECHNOLOGY FUND1,5

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Interest Rate: Increases in prevailing interest rates will cause fixed-income securities, including convertible securities, held by the Fund to decline in value.

4 International Risk: International investing involves increased risk and volatility.

5 Sector Risk: Because the Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

6 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

7 Value Risk: Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND

38	GLOBAL REAL ESTATE INDEX FUND

47	GLOBAL SUSTAINABILITY INDEX FUND

59	INTERNATIONAL EQUITY INDEX FUND

73	MID CAP INDEX FUND

80	SMALL CAP INDEX FUND

107	STOCK INDEX FUND

116	NOTES TO THE FINANCIAL STATEMENTS

128	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

129	TAX INFORMATION

130	FUND EXPENSES

132	TRUSTEES AND OFFICERS

139	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned -9.34% for the 12-month reporting period ended March 31, 2012, as compared to the -8.80% return of its benchmark, the MSCI Emerging Markets Index. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index. Emerging market stocks underperformed developed markets, as measured by the MSCI World Index, which returned 0.56% during the same period.

The best-performing sectors in the benchmark were consumer staples and information technology, which gained 15.43% and 4.38%, respectively. The bottom performers were materials, which returned -20.84%, energy, which returned -17.16%, and industrials, which returned -13.83%. The top-performing countries in the benchmark were the Philippines, which returned 24.13%, and Thailand, which returned 13.15%. The worst performers were Hungary and Poland, returning -32.23% and -23.19%, respectively.

Emerging markets experienced a turbulent period, as news related to the European debt crisis and unfavorable economic data drove investor uncertainty. Late in the summer of 2011, the dual effects of a budget crisis in the United States and the reemergence of European sovereign debt concerns spurred an increase in market volatility. Standard & Poor’s downgrade of U.S. sovereign debt to a rating of AA+ in early August then set off another wave of fear that gripped investors deep into the fall. Concerns regarding the solvency of French banks — as well as worries about Spanish and Italian debt — caused European stocks to sink. In addition to the negative news from the developed world, concern began to mount regarding a possible “hard landing” for China, as economic data there gradually worsened. Markets then recovered some of their losses towards the end of the period, as European authorities took action to mitigate the crisis there. The European Central Bank’s long-term refinancing operation (LTRO) bought time by providing longer-term financing to European banks. This policy response, coupled with stronger economic data for the United States, helped emerging markets finish the reporting period on a positive note during a difficult 12-month period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY INDEX	–9.34%	23.45%	3.45%	4.85%

MSCI EMERGING MARKETS INDEX	–8.80	25.07	4.67	6.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$11.65
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.72%
NET EXPENSE RATIO	0.61%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 1.42% for the 12-month reporting period ended March 31, 2012, closely tracking its benchmark, the FTSE® EPRA®/NAREIT® Global Index, which returned 1.49%. Real estate stocks outperformed developed markets, as measured by the MSCI World Index, which returned 0.56% during the same period. The fact that the FTSE® EPRA®/NAREIT® Index was able to post a positive return in a difficult period was due mainly to the performance of the Americas region, where real estate stocks returned 8.53%. The United States, which accounts for approximately 48% of the Index, posted a return of 11.18% for the reporting period. Asia/Pacific and Europe posted negative returns of -2.39% and -9.94%, respectively.

Although real estate stocks overall posted positive performance, news related to the European debt crisis and poor economic data resulting from austerity measures drove investor fears during the period. Late in the summer of 2011, the dual effects of a budget crisis in the United States and the reemergence of European sovereign debt concerns spurred an increase in market volatility. Standard & Poor’s downgrade of U.S. sovereign debt to a rating of AA+ in early August then set off another wave of uncertainty that gripped investors deep into the fall. Concerns regarding the solvency of French banks — as well as worries about Spanish and Italian debt — caused European stocks to sink. As peripheral governments in Europe were forced to pass large austerity packages, their respective equity markets endured significant downturns.

Real estate stocks in Greece were down 43.91% for the reporting period. Spain and Italy also posted losses during the period, returning -81.72% and -39.84%, respectively. International markets recovered somewhat during October, as the “Troika” made up of the European Central Bank, the European Commission and the International Monetary Fund developed strategies to mitigate the crisis. However, unfavorable economic data in developing markets contributed to another decline toward the end of 2011. Sentiment then improved during spring 2012, and markets recovered somewhat.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	1.42%	29.61%	–5.32%	–0.28%

FTSE® EPRA®/NAREIT® GLOBAL INDEX	1.49	29.95	–5.12	0.38

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 47 countries worldwide.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
NET ASSETS	$728 MILLION
NET ASSET VALUE	$8.38
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.74%
NET EXPENSE RATIO	0.61%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 0.81% for the 12-month reporting period ended March 31, 2012, matching the return of benchmark, the MSCI World ESG Index. The Index outperformed international stocks, as measured by the MSCI World Index, which returned 0.56% during the same period. The top-performing sectors in the benchmark during the period were healthcare, which returned 16.71%, and consumer discretionary, which returned 11.59%. The bottom performers during the period were energy and materials, returning -9.86% and -8.25%, respectively.

International developed markets experienced a generally negative 12-month period, as news related to the European debt crisis and unfavorable economic data resulting from austerity measures drove investor fear. Late in the summer of 2011, the dual effects of a budget crisis in the United States and the reemergence of European sovereign debt concerns spurred an increase in market volatility. Standard & Poor’s downgrade of U.S. sovereign debt to a rating of AA+ in early August then set off another wave of fear that gripped investors deep into the fall. Concerns regarding the solvency of French banks — as well as worries about Spanish and Italian debt — caused European stocks to sink. As peripheral governments in Europe were forced to pass large austerity packages, their respective equity markets endured significant downturns.

In October, international markets recovered somewhat, as the “Troika” made up of the European Central Bank, the European Commission and the International Monetary Fund developed strategies to mitigate the crisis. Unfavorable economic data in developing markets contributed to another decline toward the end of 2011, however. Sentiment then improved during spring 2012, and markets recovered somewhat.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	0.81%	20.04%	–0.35%

MSCI WORLD ESG INDEX	0.81	20.41	0.28

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG Index is a float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific. The Index represents a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance factors.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
NET ASSETS	$114 MILLION
NET ASSET VALUE	$9.26
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.91%
NET EXPENSE RATIO	0.56%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned -5.67% for the 12-month reporting period ended March 31, 2012, closely tracking the
-5.77% return of its benchmark, the MSCI EAFE® Index. The net impact of fair value pricing, transaction costs and expenses accounted for the difference in returns between the Fund and the Index. International stocks underperformed domestic stocks, as measured by the 8.54% return of the S&P 500® Index, a reflection of the weaker growth prospects of Europe and Japan relative to the United States.

International developed markets experienced a generally negative period, as news related to the European debt crisis and the negative economic impact of austerity measures drove investor anxiety. Late in the summer of 2011, the dual effects of a budget crisis in the United States and the reemergence of European sovereign debt crisis caused volatility to increase rapidly. Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ in early August, setting off a wave of fear that gripped investors deep into the autumn. Concerns about the solvency of French banks, together with worries over Spanish and Italian debt, further pressured the European markets. As the peripheral governments in Europe were forced to pass large austerity packages, their equity markets experienced significant downturns. Greece’s stock market fell 63.30% for the period, while Spain, Portugal and Italy returned
-25.35%, -28.06% and -26.47%, respectively. International markets recovered somewhat in the final three months of the period, as the “Troika” of the European Central Bank, the European Commission and the International Monetary Fund developed strategies to mitigate the crisis.

The top-performing sectors in the benchmark were consumer staples and healthcare, which returned 11.97% and 8.64%, respectively. The worst performers were materials, which returned -15.17%, and utilities, which returned -14.89%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	–5.67%	16.79%	–3.75%	2.69%

MSCI EAFE® INDEX	–5.77	17.13	–3.51	2.96

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$9.96
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.62%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund’s benchmark, the S&P MidCap 400® Index, returned 1.98% for the 12-month reporting period ended March 31, 2012. Mid-cap stocks underperformed both large caps, as measured by the 8.54% return of the S&P 500® Index, and small caps, as measured by the 5.03% return of the S&P 600 Index. The Fund returned 1.75% during the period as compared to the 1.98% of the S&P MidCap 400. The difference in returns was driven by transaction costs and Fund expenses.

The top-performing sectors in the benchmark during the period were consumer staples and consumer discretionary, which returned 13.18% and 10.61%, respectively. Healthcare, which returned 5.16%, and utilities, which returned 3.89%, also delivered positive performance. The worst-performing sector in the benchmark was energy, which returned -22.75% for the period. Telecommunications services and information technology also posted negative performance, returning -4.64% and -1.13%, respectively.

The U.S. market finished the reporting period positively after experiencing high levels of volatility in the summer and fall of 2011. At the beginning of the period, U.S. stocks recovered well from the initial negative reaction to the Japanese earthquake. However, volatility subsequently spiked and the S&P 500 lost more than 16% between July 22 and August 10, as the U.S. government risked default by nearly failing to raise its debt ceiling and Standard & Poor’s downgraded U.S. Treasury debt from AAA to AA+. Europe’s debt crisis also heated up in August, and concerns regarding the solvency of French banks — along with growing sovereign debt problems in Italy and Spain — prevented any calming of the global equity markets. U.S. equities rallied strongly in October on anticipation of increased efforts by European authorities to quell the debt crisis. While the markets weakened briefly in December, the environment once again turned positive during the first quarter of 2012. The U.S. unemployment rate dropped to 8.2% in March, and economic data was generally better than expected. In addition, investors reacted favorably to European policymakers’ aggressive approach to mitigating the region’s crisis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MID CAP INDEX	1.75%	28.22%	4.46%	7.13%

S&P MIDCAP 400® INDEX	1.98	28.55	4.78	7.53

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
NET ASSETS	$671 MILLION
NET ASSET VALUE	$13.18
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.53%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned -0.53% for the 12-month reporting period ended March 31, 2012, as compared to the -0.18% return of its benchmark, the Russell 2000® Index. Large-cap stocks outperformed small-cap stocks during the period, based on the 7.86% return of the Russell 1000® Index.

Overall, the U.S. market finished the reporting period positively after experiencing high levels of volatility during the summer and fall of 2011. At the beginning of the period, U.S. stocks recovered well from the initial negative reaction to the Japanese earthquake. After an early-summer rally, volatility spiked and the market plunged between July 22 and August 10, during which time the U.S. government risked default by nearly failing to raise its debt ceiling, and Standard & Poor’s subsequently downgraded U.S. Treasury debt to AA+ from AAA, temporarily roiling the markets. Europe’s debt crisis also heated up in August, and concern over the solvency of French banks, as well as sovereign debt problems in Italy and Spain, prevented any sort of calming in global equity markets. U.S. equities rallied strongly in October on the anticipation of increased efforts by European authorities to quell the debt crisis. After a brief downturn in December, the markets turned positive during the first quarter of 2012 behind improving economic data and a decline in the unemployment rate to 8.2%. In addition, investors reacted favorably to European policymakers’ aggressive approach to mitigating the region’s crisis.

The top-performing sectors in the benchmark during the reporting period were consumer staples, healthcare and utilities, which returned 11.21%, 7.97% and 7.96%, respectively. Energy was the worst performer, returning -17.47%. Materials, which returned
-10.37%, and information technology, which returned -5.43%, were the bottom-performing sectors for the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	–0.53%	1.81%	5.98%	6.13%

RUSSELL 2000® INDEX	–0.18	2.13	6.45	6.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
NET ASSETS	$513 MILLION
NET ASSET VALUE	$9.16
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.55%
NET EXPENSE RATIO	0.29%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund’s benchmark, the S&P 500® Index, returned 8.54% during the 12-month reporting period ended March 31, 2012. Large-cap stocks outperformed both mid cap stocks, as measured by the 1.98% return of the S&P MidCap 400® Index, and small cap stocks, as measured by the 5.03% return of the S&P 600 Index. The Fund returned 8.31%, which slightly lagged behind the S&P 500® Index. The difference in returns was driven by transaction costs and Fund expenses.

The top-performing sectors in the benchmark during the reporting period were information technology, consumer discretionary and consumer staples, which returned 20.21%, 17.53% and 17.34%, respectively. Healthcare also enjoyed a strong period, returning 16.41%. Three sectors posted negative performance during the period: financials returned -1.76%, materials returned -4.01% and energy, the worst-performing sector, returned -6.86%.

The U.S. market finished the reporting period positively after experiencing high levels of volatility during the summer and fall of 2011. At the beginning of the period, U.S. stocks recovered well from the initial negative reaction to the Japanese earthquake. After an early-summer rally, volatility spiked and the S&P 500 lost more than 16% between July 22 and August 10, during which time the U.S. government risked default by nearly failing to raise its debt ceiling. Standard & Poor’s subsequently downgraded U.S. Treasury debt to AA+ from AAA, temporarily roiling the markets. Europe’s debt crisis also heated up in August, and concerns regarding the solvency of French banks, as well as sovereign debt problems in Italy and Spain, prevented any sort of calming in global equity markets. U.S. equities rallied strongly in October on anticipation of increased efforts by European authorities to quell the debt crisis. After a brief downturn in December, the markets turned positive during the first quarter of 2012 behind improving economic data and a decline in the unemployment rate to 8.2%. In addition, investors reacted favorably to European policymakers’ aggressive approach to mitigating the region’s crisis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	8.31%	1.79%	3.78%	6.04%

S&P 500® INDEX	8.54	2.01	4.12	6.63

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
NET ASSETS	$3.3 BILLION
NET ASSET VALUE	$17.46
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.39%
NET EXPENSE RATIO	0.20%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at cost	$1,413,233	(1)	$634,242	(1)
Investments, at value	$1,671,485	(3)	$715,765	(3)
Cash held at broker (restricted $450, $505, $109, respectively)	3,153		3,134
Foreign currencies held at broker, at value (restricted $1,157, $662, $142, $1,381, respectively)	1,069	(5)	1,211	(5)
Foreign currencies, at value (cost $15,393, $5,065, $834, $4,272, respectively)	15,540		5,027
Dividend income receivable	3,969		2,070
Interest income receivable	9		9
Receivable for foreign tax reclaimable	56		113
Receivable for securities sold	30,829		23
Receivable for variation margin on futures contracts	117		37
Receivable for fund shares sold	1,046		1,330
Receivable from investment adviser	156		29
Unrealized gain on foreign currency exchange contracts	19		63
Prepaid and other assets	3		1
Total Assets	1,727,451		728,812
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	37		68
Payable for securities purchased	31,636		–
Payable for variation margin on futures contracts	14		19
Payable for fund shares redeemed	869		226
Foreign currencies payable to broker, at value	1,128	(6)	–
Payable to affiliates:
Investment advisory fees	113		48
Administration fees	49		21
Custody and accounting fees	36		17
Shareholder servicing fees	57		20
Transfer agent fees	32		14
Trustee fees	6		5
Accrued other liabilities	52		18
Total Liabilities	34,029		456
Net Assets	$1,693,422		$728,356
ANALYSIS OF NET ASSETS:
Capital stock	$1,576,852		$1,327,088
Accumulated undistributed net investment income (loss)	(1,460)		(1,564)
Accumulated undistributed net realized loss	(140,120)		(678,962)
Net unrealized appreciation	258,150		81,794
Net Assets	$1,693,422		$728,356
Shares Outstanding ($.0001 par value, unlimited authorization)	145,339		86,960
Net Asset Value, Redemption and Offering Price Per Share	$11.65		$8.38

(1)	Amounts include cost from Diversified Assets Portfolio of the Northern Institutional Funds of $5,496, $8,343, $2,524, $2,864, $21,976, $10,877 and $108,614, respectively.
(2)	Amounts include cost from the Northern Trust Corp. of $106 and $2,970, respectively.
(3)	Amounts include value from Diversified Assets Portfolio of the Northern Institutional Funds of $5,496, $8,343, $2,524, $2,864, $21,976, $10,877 and $108,614, respectively.
(4)	Amounts include value from the Northern Trust Corp. of $95 and $2,498, respectively.
(5)	Costs associated with foreign currencies held at broker are $1,070, $1,219, $443 and $1,027, respectively.
(6)	Costs associated with foreign currencies payable to broker are $1,128 and $634, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$97,106	(1)(2)	$1,496,112	(1)	$555,817	(1)	$442,619	(1)	$2,718,346	(1)(2)
$112,540	(3)(4)	$1,649,614	(3)	$668,705	(3)	$512,755	(3)	$3,279,070	(3)(4)
638		3,290		–		–		–
443(5)		1,023	(5)	–		–		–
281		4,313		–		–		–
341		7,408		559		664		4,062
–		2		–		–		–
76		2,779		–		–		–
–		1,508		9		3,771		–
22		122		–		2		430
28		2,196		16,588		467		4,653
10		126		47		52		195
10		131		–		–		–
1		3		1		4		4
114,390		1,672,515		685,909		517,715		3,288,414

1		34		–		–		–
–		1,498		13,956		3,964		–
–		12		29		49		–
17		342		629		844		854
–		635	(6)	–		–		–

8		80		25		20		62
3		48		19		15		94
6		35		5		2		24
10		1		4		1		5
2		32		12		10		62
2		11		3		4		9
17		53		28		24		70
66		2,781		14,710		4,933		1,180
$114,324		$1,669,734		$671,199		$512,782		$3,287,234

$102,501		$1,884,960		$566,647		$448,932		$2,787,134
618		10,442		1,768		1,576		1,380
(4,294)		(379,287)		(10,830)		(8,513)		(64,997)
15,499		153,619		113,614		70,787		563,717
$114,324		$1,669,734		$671,199		$512,782		$3,287,234
12,348		167,711		50,941		55,951		188,292
$9.26		$9.96		$13.18		$9.16		$17.46

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$37,826	(1)(2)	$18,773	(1)(3)
Interest income	18		6
Total Investment Income	37,844		18,779
EXPENSES:
Investment advisory fees	5,274		2,280
Administration fees	2,260		977
Custody fees	1,392		622
Accounting fees	171		85
Transfer agent fees	1,507		652
Registration fees	25		30
Printing fees	58		26
Professional fees	52		17
Shareholder servicing fees	250		106
Trustee fees	24		8
Interest expense	17		2
Other	36		16
Total Expenses	11,066		4,821
Less expenses reimbursed by investment adviser	(1,840)		(841)
Net Expenses	9,226		3,980
Net Investment Income	28,618		14,799
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(520)		(4,210)
Futures contracts	(1,268)		(814)
Foreign currency transactions	(1,432)		(17)
Net change in unrealized appreciation (depreciation) on:
Investments	(151,709)		2,353
Futures contracts	(650)		(356)
Foreign currency exchange contracts	2		54
Translation of other assets and liabilities denominated in foreign currencies	(240)		(373)
Net Gains (Losses)	(155,817)		(3,363)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(127,199)		$11,436

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $2, $1, $5, $3, $3 and $13, respectively.
(2)	Net of $4,315 in non-reclaimable foreign withholding taxes.
(3)	Net of $1,170 in non-reclaimable foreign withholding taxes.
(4)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(5)	Net of $190 in non-reclaimable foreign withholding taxes.
(6)	Net of $5,755 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2012

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$2,645	(4)(5)	$53,935	(1)(6)	$7,010 (1)	$5,663 (1)	$52,447 (1)
2		–		1	1	4
2,647		53,935		7,011	5,664	52,451

350		4,045		1,063	861	2,516
150		2,427		797	646	3,775
126		1,492		107	111	338
30		182		73	63	272
100		1,618		531	430	2,516
26		28		25	25	34
21		59		36	40	78
17		52		19	17	72
47		47		78	61	22
8		24		8	8	32
–		6		–	–	–
12		31		12	14	38
887		10,011		2,749	2,276	9,693
(329)		(3,516)		(1,396)	(1,016)	(4,583)
558		6,495		1,353	1,260	5,110
2,089		47,440		5,658	4,404	47,341

834		(72,897)		14,881	17,894	(20,215)
328		(3,935)		1,657	1,124	4,925
(30)		(1,228)		–	–	–

(1,630)		(64,949)		(1,440)	(19,185)	249,662
33		(115)		268	(43)	2,067
11		(35)		–	–	–
(26)		(218)		–	–	–
(480)		(143,377)		15,366	(210)	236,439
$1,609		$(95,937)		$21,024	$4,194	$283,780

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2012	2011	2012	2011
OPERATIONS:
Net investment income	$28,618	$20,055	$14,799	$11,094
Net realized gains (losses)	(3,220)	(7,229)	(5,041)	(2,874)
Net change in unrealized appreciation (depreciation)	(152,597)	217,405	1,678	81,996
Net Increase (Decrease) in Net Assets Resulting from Operations	(127,199)	230,231	11,436	90,216
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	226,773	41,741	81,467	76,227
Net Increase in Net Assets Resulting from Capital Share Transactions	226,773	41,741	81,467	76,227
DISTRIBUTIONS PAID:
From net investment income	(21,001)	(25,700)	(15,728)	(11,986)
Total Distributions Paid	(21,001)	(25,700)	(15,728)	(11,986)
Total Increase (Decrease) in Net Assets	78,573	246,272	77,175	154,457
NET ASSETS:
Beginning of year	1,614,849	1,368,577	651,181	496,724
End of year	$1,693,422	$1,614,849	$728,356	$651,181
Accumulated Undistributed Net Investment Income (Loss)	$(1,460)	$(8,478)	$(1,564)	$(793)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

$2,089	$1,412	$47,440	$34,626	$5,658	$3,980	$4,404	$2,811	$47,341	$30,761
1,132	(2,503)	(78,060)	(17,872)	16,538	19,684	19,018	7,024	(15,290)	11,359
(1,612)	11,243	(65,317)	120,323	(1,172)	79,489	(19,228)	72,915	251,729	217,269
1,609	10,152	(95,937)	137,077	21,024	103,153	4,194	82,750	283,780	259,389

15,378	17,378	115,657	48,472	135,693	94,219	69,454	88,451	815,749	478,521
15,378	17,378	115,657	48,472	135,693	94,219	69,454	88,451	815,749	478,521

(1,864)	(1,310)	(43,000)	(30,600)	(4,532)	(3,700)	(3,120)	(2,745)	(46,242)	(30,457)
(1,864)	(1,310)	(43,000)	(30,600)	(4,532)	(3,700)	(3,120)	(2,745)	(46,242)	(30,457)
15,123	26,220	(23,280)	154,949	152,185	193,672	70,528	168,456	1,053,287	707,453

99,201	72,981	1,693,014	1,538,065	519,014	325,342	442,254	273,798	2,233,947	1,526,494
$114,324	$99,201	$1,669,734	$1,693,014	$671,199	$519,014	$512,782	$442,254	$3,287,234	$2,233,947
$618	$431	$10,442	$7,097	$1,768	$873	$1,576	$402	$1,380	$656

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$13.06		$11.31		$6.46	$12.92	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.15		0.07	0.26	0.19
Net realized and unrealized gains (losses)	(1.48)		1.80		4.90	(6.41)	2.09
Total from Investment Operations	(1.26)		1.95		4.97	(6.15)	2.28
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.15)		(0.20)		(0.12)	(0.20)	(0.22)
From net realized gains	–		–		–	(0.11)	(0.25)
Total Distributions Paid	(0.15)		(0.20)		(0.12)	(0.31)	(0.47)
Net Asset Value, End of Year	$11.65		$13.06		$11.31	$6.46	$12.92
Total Return(2)	(9.34)%		17.24%		77.02%	(47.60)%	20.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,693,422		$1,614,849		$1,368,577	$307,832	$686,989
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.61	%(3)	0.72	%(3)	0.72%	0.76%	0.72%
Expenses, before reimbursements and credits	0.73%		0.72%		0.72%	0.76%	0.72%
Net investment income, net of reimbursements and credits	1.90	%(3)	1.38	%(3)	1.07%	2.14%	1.45%
Net investment income, before reimbursements and credits	1.78%		1.38%		1.07%	2.14%	1.45%
Portfolio Turnover Rate	33.19%		40.61%		13.07%	29.68%	11.32%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 and $8,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$8.47		$7.37		$4.14	$10.17	$12.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.17		0.17	0.34	0.29
Net realized and unrealized gains (losses)	(0.08)		1.10		3.23	(6.08)	(2.58)
Total from Investment Operations	0.10		1.27		3.40	(5.74)	(2.29)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.19)		(0.17)		(0.17)	(0.28)	(0.25)
From net realized gains	–		–		–	(0.01)	(0.08)
Total Distributions Paid	(0.19)		(0.17)		(0.17)	(0.29)	(0.33)
Net Asset Value, End of Year	$8.38		$8.47		$7.37	$4.14	$10.17
Total Return(2)	1.42%		17.52%		82.69%	(57.38)%	(18.01)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$728,356		$651,181		$496,724	$235,067	$1,050,642
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.61	%(3)	0.65	%(3)	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.74%		0.74%		0.75%	0.74%	0.72%
Net investment income, net of reimbursements and credits	2.27	%(3)	2.01	%(3)	2.64%	3.74%	2.73%
Net investment income, before reimbursements and credits	2.14%		1.92%		2.54%	3.65%	2.66%
Portfolio Turnover Rate	5.02%		4.56%		21.50%	38.23%	25.48%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 and $13,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2012		2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$9.37		$8.53		$5.62	$9.98	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.14		0.12	0.09	0.02
Net realized and unrealized gains (losses)	(0.12)		0.83		2.91	(4.36)	(0.04)
Total from Investment Operations	0.05		0.97		3.03	(4.27)	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.16)		(0.13)		(0.12)	(0.09)	—
Total Distributions Paid	(0.16)		(0.13)		(0.12)	(0.09)	—
Net Asset Value, End of Period	$9.26		$9.37		$8.53	$5.62	$9.98
Total Return(3)	0.81%		11.49%		53.91%	(42.89)%	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$114,324		$99,201		$72,981	$33,738	$21,216
Ratio to average net assets of:(4)

Expenses, net of reimbursements and credits	0.56	%(5)	0.65	%(5)	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.89%		0.91%		1.01%	1.23%	3.84	%(6)
Net investment income, net of reimbursements and credits	2.08	%(5)	1.72	%(5)	1.80%	2.35%	3.66	%(6)
Net investment income, before reimbursements and credits	1.75%		1.46%		1.44%	1.77%	0.47	%(6)
Portfolio Turnover Rate	12.61%		28.77%		7.36%	17.55%	0.33%

(1)	Commenced investment operations on March 5, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000 and $4,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on March 5, 2008, annualized gross expenses and net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.88		$10.09		$6.70	$13.02	$13.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.23		0.19	0.29	0.36
Net realized and unrealized gains (losses)	(0.94)		0.77		3.39	(6.31)	(0.76)
Total from Investment Operations	(0.66)		1.00		3.58	(6.02)	(0.40)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)		(0.21)		(0.19)	(0.30)	(0.34)
From net realized gains	–		–		–	–	(0.16)
Total Distributions Paid	(0.26)		(0.21)		(0.19)	(0.30)	(0.50)
Net Asset Value, End of Year	$9.96		$10.88		$10.09	$6.70	$13.02
Total Return(2)	(5.67)%		9.96%		53.57%	(46.49)%	(3.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,669,734		$1,693,014		$1,538,065	$828,342	$1,672,952
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.40	%(3)	0.45	%(3)	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.62%		0.62%		0.61%	0.62%	0.62%
Net investment income, net of reimbursements and credits	2.93	%(3)	2.32	%(3)	2.37%	3.16%	2.27%
Net investment income, before reimbursements and credits	2.71%		2.15%		2.21%	2.99%	2.10%
Portfolio Turnover Rate	30.63%		8.41%		13.38%	20.29%	7.18%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000 and $34,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MIDCAP INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$13.07		$10.42		$6.44	$10.86	$12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.10		0.12	0.15	0.16
Net realized and unrealized gains (losses)	0.09		2.65		3.98	(4.08)	(1.00)
Total from Investment Operations	0.21		2.75		4.10	(3.93)	(0.84)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.10)		(0.12)	(0.13)	(0.12)
From net realized gains	–		–		–	(0.36)	(0.59)
Total Distributions Paid	(0.10)		(0.10)		(0.12)	(0.49)	(0.71)
Net Asset Value, End of Year	$13.18		$13.07		$10.42	$6.44	$10.86
Total Return(1)	1.75%		26.46%		63.81%	(36.39)%	(7.23)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$671,199		$519,014		$325,342	$203,248	$366,855
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(2)	0.29	%(2)	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.52%		0.53%		0.52%	0.51%	0.51%
Net investment income, net of reimbursements and credits	1.07	%(2)	1.02	%(2)	1.29%	1.49%	1.03%
Net investment income, before reimbursements and credits	0.80%		0.78%		1.07%	1.28%	0.82%
Portfolio Turnover Rate	12.07%		13.01%		29.69%	36.66%	21.73%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000 and $21,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$9.28		$7.46		$4.63	$8.60	$10.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.06		0.06	0.10	0.13
Net realized and unrealized gains (losses)	(0.14)		1.82		2.83	(3.24)	(1.51)
Total from Investment Operations	(0.06)		1.88		2.89	(3.14)	(1.38)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.06)		(0.06)	(0.10)	(0.13)
From net realized gains	–		–		–	(0.73)	(0.82)
Total Distributions Paid	(0.06)		(0.06)		(0.06)	(0.83)	(0.95)
Net Asset Value, End of Year	$9.16		$9.28		$7.46	$4.63	$8.60
Total Return(1)	(0.53)%		25.29%		62.55%	(37.67)%	(13.36)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$512,782		$442,254		$273,798	$154,988	$293,464
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.29	%(2)	0.34	%(2)	0.35%	0.35%	0.35%
Expenses, before reimbursements and credits	0.53%		0.55%		0.54%	0.54%	0.51%
Net investment income, net of reimbursements and credits	1.02	%(2)	0.85	%(2)	0.94%	1.21%	1.12%
Net investment income, before reimbursements and credits	0.78%		0.64%		0.75%	1.02%	0.96%
Portfolio Turnover Rate	16.51%		13.55%		21.34%	29.57%	19.38%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000 and $26,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$16.41		$14.47		$9.85	$16.33	$17.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.26		0.23	0.29	0.31
Net realized and unrealized gains (losses)	1.05		1.94		4.62	(6.48)	(1.21)
Total from Investment Operations	1.33		2.20		4.85	(6.19)	(0.90)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.26)		(0.23)	(0.29)	(0.30)
Total Distributions Paid	(0.28)		(0.26)		(0.23)	(0.29)	(0.30)
Net Asset Value, End of Year	$17.46		$16.41		$14.47	$9.85	$16.33
Total Return(1)	8.31%		15.40%		49.46%	(38.25)%	(5.27)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,287,234		$2,233,947		$1,526,494	$855,009	$1,103,216
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.20	%(2)	0.24	%(2)	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.39%		0.39%		0.39%	0.39%	0.41%
Net investment income, net of reimbursements and credits	1.88	%(2)	1.85	%(2)	1.84%	2.25%	1.84%
Net investment income, before reimbursements and credits	1.69%		1.70%		1.70%	2.11%	1.68%
Portfolio Turnover Rate	2.73%		4.35%		11.85%	4.22%	4.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $50,000 and $113,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9%

Brazil – 6.6%

All America Latina Logistica S.A.	202,528	$1,011

Amil Participacoes S.A.	55,859	579

Anhanguera Educacional Participacoes S.A.	54,705	647

Banco Bradesco S.A. ADR	21,716	380

Banco do Brasil S.A.	257,544	3,658

Banco Santander Brasil S.A.	222,136	2,044

Banco Santander Brasil S.A. ADR	119,510	1,096

BM&FBovespa S.A.	873,261	5,353

BR Malls Participacoes S.A.	182,215	2,356

BRF – Brasil Foods S.A.	294,320	5,812

Brookfield Incorporacoes S.A.	111,165	356

CCR S.A.	397,200	3,214

Centrais Eletricas Brasileiras S.A.	122,551	1,139

CETIP S.A. – Mercados Organizados	85,806	1,420

Cia de Saneamento Basico do Estado de Sao Paulo	51,257	1,952

Cia Hering	55,161	1,425

Cia Siderurgica Nacional S.A.	328,290	3,086

Cielo S.A.	110,328	3,724

Cosan S.A. Industria e Comercio	55,147	1,024

CPFL Energia S.A.	86,720	1,303

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	133,572	1,189

Diagnosticos da America S.A.	105,942	814

Duratex S.A.	109,306	690

EcoRodovias Infraestrutura e Logistica S.A.	75,870	666

EDP – Energias do Brasil S.A.	36,035	816

Embraer S.A.	250,562	1,985

Fibria Celulose S.A.	93,117	766

HRT Participacoes em Petroleo S.A. *	2,254	781

Hypermarcas S.A.	127,258	899

JBS S.A. *	344,236	1,433

Light S.A.	31,600	444

Localiza Rent a Car S.A.	50,176	923

Lojas Renner S.A.	55,339	1,892

MMX Mineracao e Metalicos S.A. *	109,803	543

MRV Engenharia e Participacoes S.A.	130,793	926

Multiplan Empreendimentos Imobiliarios S.A.	29,520	678

Natura Cosmeticos S.A.	77,714	1,679

Odontoprev S.A.	39,350	662

OGX Petroleo e Gas Participacoes S.A. *	581,623	4,817

Oi S.A. ADR	870	14

PDG Realty S.A. Empreendimentos e Participacoes	506,924	1,747

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Brazil – 6.6% – continued

Petroleo Brasileiro S.A.	1,338,178	$17,733

Petroleo Brasileiro S.A. ADR	18,373	470

Porto Seguro S.A.	50,408	547

Raia Drogasil S.A.	80,207	770

Redecard S.A.	151,224	2,937

Rossi Residencial S.A.	76,536	407

Souza Cruz S.A.	171,640	2,614

Sul America S.A.	49,395	458

Tele Norte Leste Participacoes S.A.	24,699	343

Tim Participacoes S.A.	381,036	2,421

Totvs S.A.	50,455	927

Tractebel Energia S.A.	58,938	1,049

Usinas Siderurgicas de Minas Gerais S.A.	80,066	882

Vale S.A.	568,662	13,277
Vale S.A. ADR	17,008	397
		111,175

Chile – 1.7%

AES Gener S.A.	1,071,539	657

Banco de Chile	7,818,165	1,234

Banco de Credito e Inversiones	13,852	967

Banco Santander Chile	29,669,684	2,462

CAP S.A.	33,858	1,440

Cencosud S.A.	407,687	2,699

Cia Cervecerias Unidas S.A.	50,608	796

Colbun S.A.	3,100,433	885

Corpbanca	44,028,344	593

E.CL S.A.	241,078	666

Empresa Nacional de Electricidad

S.A. ADR	3,800	205

Empresa Nacional de Electricidad S.A.	1,366,958	2,461

Empresas CMPC S.A. *	502,367	2,151

Empresas COPEC S.A.	204,779	3,416

Enersis S.A.	5,432,903	2,203

Enersis S.A. ADR	9,024	182

ENTEL Chile S.A.	47,075	951

Lan Airlines S.A.	53,123	1,562

Lan Airlines S.A. ADR	8,335	242

S.A.C.I. Falabella	162,444	1,568

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	187
Vina Concha y Toro S.A.	229,243	526
		28,053

China – 16.8%

Agile Property Holdings Ltd.	612,000	708

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

China – 16.8% – continued

Agricultural Bank of China Ltd., Class H	8,286,367	$3,562

Air China Ltd., Class H	908,705	629

Alibaba.com Ltd. *	565,132	960

Aluminum Corp. of China Ltd., Class H	1,741,435	829

Angang Steel Co. Ltd., Class H	478,798	308

Anhui Conch Cement Co. Ltd., Class H	559,575	1,773

Anta Sports Products Ltd.	381,432	398

AviChina Industry & Technology Co. Ltd., Class H	918,313	421

Bank of China Ltd., Class H	30,078,652	12,148

Bank of Communications Co. Ltd., Class H	3,283,117	2,488

BBMG Corp., Class H	486,841	409

Beijing Capital International Airport Co. Ltd., Class H	830,000	479

Beijing Enterprises Holdings Ltd.	231,271	1,410

Belle International Holdings Ltd.	2,087,000	3,762

Bosideng International Holdings Ltd.	1,059,677	331

Brilliance China Automotive Holdings Ltd. *	1,015,944	1,098

Byd Co. Ltd., Class H *	227,699	640

China Agri-Industries Holdings Ltd.	707,917	469

China BlueChemical Ltd., Class H	784,851	594

China Citic Bank Corp. Ltd., Class H	3,353,286	2,008

China Coal Energy Co. Ltd., Class H	1,857,232	2,082

China Communications Construction Co. Ltd., Class H	1,998,287	2,016

China Communications Services Corp. Ltd., Class H	1,065,035	515

China Construction Bank Corp., Class H	27,019,410	20,864

China COSCO Holdings Co. Ltd., Class H	1,144,721	723

China Dongxiang Group Co.	1,241,752	205

China Everbright Ltd.	393,110	598

China Gas Holdings Ltd.	1,359,495	655

China International Marine Containers Group Co. Ltd., Class B	284,800	392

China Life Insurance Co. Ltd., Class H	3,346,544	8,679

China Longyuan Power Group Corp., Class H *	922,473	775

China Mengniu Dairy Co. Ltd.	556,000	1,626

China Merchants Bank Co. Ltd., Class H	1,761,357	3,599

China Merchants Holdings International Co. Ltd.	504,601	1,682

China Minsheng Banking Corp. Ltd., Class H	1,674,526	1,510

China Mobile Ltd.	2,707,212	29,818

China Molybdenum Co. Ltd., Class H *	549,047	232

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

China – 16.8% – continued

China National Building Material Co. Ltd., Class H	1,298,000	$1,636

China Oilfield Services Ltd., Class H	695,558	997

China Overseas Land & Investment Ltd.	1,840,475	3,495

China Pacific Insurance Group Co. Ltd., Class H	782,937	2,442

China Petroleum & Chemical Corp., Class H	7,545,835	8,209

China Railway Construction Corp. Ltd., Class H	865,500	538

China Railway Group Ltd., Class H	1,770,827	567

China Resources Cement Holdings Ltd.	864,720	639

China Resources Enterprise Ltd.	541,628	1,890

China Resources Gas Group Ltd.	318,000	610

China Resources Land Ltd.	919,756	1,580

China Resources Power Holdings Co. Ltd.	748,200	1,385

China Rongsheng Heavy Industries Group Holdings Ltd.	779,502	206

China Shanshui Cement Group Ltd.	746,907	589

China Shenhua Energy Co. Ltd., Class H	1,529,636	6,447

China Shipping Container Lines Co. Ltd., Class H *	1,570,695	542

China Shipping Development Co. Ltd., Class H	570,095	392

China Southern Airlines Co. Ltd., Class H *	809,995	387

China State Construction International

Holdings Ltd.	636,534	592

China Taiping Insurance Holdings Co. Ltd. *	339,060	662

China Telecom Corp. Ltd., Class H	6,252,339	3,442

China Unicom Hong Kong Ltd.	2,650,494	4,457

China Vanke Co. Ltd., Class B	597,172	708

China Yurun Food Group Ltd.	619,148	877

China ZhengTong Auto Services Holdings Ltd. *	384,500	387

China Zhongwang Holdings Ltd.	722,000	259

Chongqing Rural Commercial Bank, Class H *	1,004,434	481

Citic Pacific Ltd.	579,363	975

CNOOC Ltd.	8,034,433	16,425

COSCO Pacific Ltd.	738,000	1,113

Country Garden Holdings Co. Ltd.	1,894,439	726

CSG Holding Co. Ltd., Class B	336,300	255

CSR Corp. Ltd., Class H	850,669	580

Dah Chong Hong Holdings Ltd.	365,000	387

Daphne International Holdings Ltd.	409,100	562

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

China – 16.8% – continued

Datang International Power Generation Co. Ltd., Class H	1,329,875	$468

Dongfang Electric Corp. Ltd., Class H	148,800	360

Dongfeng Motor Group Co. Ltd., Class H	1,223,169	2,225

Dongyue Group	416,499	383

ENN Energy Holdings Ltd.	331,279	1,148

Evergrande Real Estate Group Ltd.	2,350,116	1,264

Far East Horizon Ltd. *	518,000	415

Fosun International Ltd.	708,660	421

Franshion Properties China Ltd.	1,617,791	416

GCL-Poly Energy Holdings Ltd.	3,143,675	874

Geely Automobile Holdings Ltd.	1,648,423	645

Golden Eagle Retail Group Ltd.	308,675	788

GOME Electrical Appliances Holding Ltd.	4,567,874	946

Great Wall Motor Co. Ltd. Class H *	468,432	910

Guangdong Investment Ltd.	1,102,514	770

Guangzhou Automobile Group Co. Ltd., Class H	1,005,760	997

Guangzhou R&F Properties Co. Ltd., Class H	441,214	526

Haier Electronics Group Co. Ltd. *	364,000	413

Hengan International Group Co. Ltd.	331,898	3,354

Hengdeli Holdings Ltd.	981,279	418

Huabao International Holdings Ltd.	863,000	565

Huaneng Power International, Inc., Class H	1,450,501	791

Industrial & Commercial Bank of China, Class H	27,313,515	17,664

Inner Mongolia Yitai Coal Co., Class B	271,488	1,446

Intime Department Store Group Co. Ltd.	439,635	546

Jiangsu Expressway Co. Ltd., Class H	542,000	523

Jiangxi Copper Co. Ltd., Class H	628,000	1,442

Kingboard Chemical Holdings Ltd.	270,757	942

Kunlun Energy Co. Ltd.	1,009,230	1,818

Lee & Man Paper Manufacturing Ltd.	742,248	344

Lenovo Group Ltd.	2,788,000	2,501

Longfor Properties Co. Ltd.	583,231	819

Lonking Holdings Ltd.	848,873	298

Metallurgical Corp. of China Ltd., Class H	1,258,284	282

Minmetals Resources Ltd. *	699,488	337

Nine Dragons Paper Holdings Ltd.	722,923	592

Parkson Retail Group Ltd.	638,500	727

PetroChina Co. Ltd., Class H	9,483,438	13,330

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

China – 16.8% – continued

PICC Property & Casualty Co. Ltd., Class H	1,225,733	$1,457

Ping An Insurance Group Co., Class H	774,953	5,819

Poly Hong Kong Investments Ltd.	881,842	410

Renhe Commercial Holdings Co. Ltd.	4,686,539	327

Sany Heavy Equipment International Holdings Co. Ltd.	417,877	316

Semiconductor Manufacturing International Corp. *	8,862,877	439

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	712,116	813

Shanghai Electric Group Co. Ltd., Class H	1,246,000	637

Shanghai Industrial Holdings Ltd.	238,043	734

Shanghai Pharmaceuticals Holding Co. Ltd., Class H *	217,000	348

Shimao Property Holdings Ltd.	715,903	765

Shougang Fushan Resources Group Ltd.	1,305,933	442

Shui On Land Ltd.	1,149,348	466

Sihuan Pharmaceutical Holdings Group Ltd. *	811,063	316

Sinofert Holdings Ltd.	924,000	225

Sino-Ocean Land Holdings Ltd.	1,545,801	734

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,020,670	369

Sinopharm Group Co. Ltd., Class H	355,983	998

Skyworth Digital Holdings Ltd.	818,336	382

Soho China Ltd.	920,778	665

Sun Art Retail Group Ltd. *	861,000	1,170

Tencent Holdings Ltd.	454,914	12,680

Tingyi Cayman Islands Holding Corp.	880,435	2,544

Tsingtao Brewery Co. Ltd., Class H	129,767	701

Want Want China Holdings Ltd.	2,676,870	2,986

Weichai Power Co. Ltd., Class H	179,128	840

Wumart Stores, Inc., Class H	238,470	523

Yanzhou Coal Mining Co. Ltd., Class H	883,138	1,904

Yingde Gases	402,700	457

Yuexiu Property Co. Ltd.	2,273,826	451

Zhaojin Mining Industry Co. Ltd., Class H	397,774	663

Zhejiang Expressway Co. Ltd., Class H	627,294	468

Zhongsheng Group Holdings Ltd.	254,500	502

Zhuzhou CSR Times Electric Co. Ltd., Class H	202,930	519

Zijin Mining Group Co. Ltd., Class H	2,732,162	1,077

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

China – 16.8% – continued

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	567,747	$756
ZTE Corp., Class H	271,898	731
		285,176

Colombia – 0.9%

Almacenes Exito S.A.	90,803	1,319

BanColombia S.A.	103,362	1,626

BanColombia S.A. ADR	8,252	534

Cementos Argos S.A.	126,921	788

Corp. Financiera Colombiana S.A.	32,215	608

Ecopetrol S.A.	2,213,010	6,725

Grupo de Inversiones Suramericana S.A.	105,644	1,842

Interconexion Electrica S.A. ESP	175,066	1,107
Inversiones Argos S.A.	131,186	1,251
		15,800

Czech Republic – 0.3%

CEZ A.S.	72,530	3,117

Komercni Banka A.S.	6,885	1,372
Telefonica Czech Republic A.S.	49,125	1,032
		5,521

Egypt – 0.3%

Commercial International Bank

Egypt S.A.E.	248,891	1,029

Egyptian Co. for Mobile Services	13,300	396

Egyptian Financial Group-Hermes Holding S.A.E. *	158,509	357

Egyptian Kuwaiti Holding Co. S.A.E.	296,586	338

National Societe Generale Bank S.A.E.	43,517	209

Orascom Construction Industries	41,515	1,788

Orascom Telecom Holding S.A.E. *	1,157,980	784

Orascom Telecom Media And Technology Holding S.A.E. *	1,158,515	278

Talaat Moustafa Group *	405,263	276
Telecom Egypt Co.	150,599	353
		5,808

Hungary – 0.3%

Magyar Telekom Telecommunications PLC	206,482	540

MOL Hungarian Oil and Gas PLC *	18,831	1,569

OTP Bank PLC	107,175	1,862
Richter Gedeon Nyrt.	6,312	1,084
		5,055

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

India – 6.3%

ACC Ltd.	23,065	$615

Adani Enterprises Ltd.	97,102	581

Adani Ports and Special Economic Zone	175,126	442

Aditya Birla Nuvo Ltd.	18,052	334

Ambuja Cements Ltd.	278,581	942

Asian Paints Ltd.	12,712	808

Axis Bank Ltd.	102,354	2,296

Bajaj Auto Ltd.	39,238	1,291

Bank of India	48,210	342

Bharat Heavy Electricals Ltd.	265,663	1,343

Bharat Petroleum Corp. Ltd.	38,083	522

Bharti Airtel Ltd.	257,236	1,707

Canara Bank	38,828	362

Cipla Ltd.	149,500	895

Coal India Ltd.	227,736	1,533

Dabur India Ltd.	184,307	385

DLF Ltd.	185,478	732

Dr. Reddy’s Laboratories Ltd.	33,772	1,168

Dr. Reddy’s Laboratories Ltd. ADR	12,305	425

GAIL India Ltd.	172,357	1,273

GMR Infrastructure Ltd. *	424,599	258

HCL Technologies Ltd.	36,565	346

HDFC Bank Ltd.	589,085	5,991

HDFC Bank Ltd. ADR	31,500	1,074

Hero Motocorp Ltd.	17,714	715

Hindalco Industries Ltd.	503,439	1,275

Hindustan Unilever Ltd.	388,898	3,123

Housing Development Finance Corp.	490,021	6,463

ICICI Bank Ltd.	146,549	2,550

ICICI Bank Ltd. ADR	22,771	794

Idea Cellular Ltd. *	294,283	570

Infosys Ltd.	166,457	9,347

Infosys Ltd. ADR	27,237	1,553

Infrastructure Development Finance Co. Ltd.	431,355	1,140

ITC Ltd.	1,015,182	4,514

Jaiprakash Associates Ltd.	435,520	697

Jindal Steel & Power Ltd.	168,762	1,802

JSW Steel Ltd.	39,401	556

Kotak Mahindra Bank Ltd.	123,914	1,323

Larsen & Toubro Ltd.	93,787	2,404

LIC Housing Finance Ltd.	126,712	655

Lupin Ltd.	65,461	680

Mahindra & Mahindra Ltd.	138,584	1,897

Maruti Suzuki India Ltd.	30,721	812

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

India – 6.3% – continued

NTPC Ltd.	254,780	$812

Oil & Natural Gas Corp. Ltd.	347,139	1,829

Piramal Healthcare Ltd.	29,579	274

Power Finance Corp. Ltd.	115,520	418

Power Grid Corp. of India Ltd.	504,834	1,069

Ranbaxy Laboratories Ltd.	55,244	508

Reliance Capital Ltd.	43,663	335

Reliance Communications Ltd.	225,503	371

Reliance Industries Ltd.	474,378	6,975

Reliance Industries Ltd. GDR (1)(2)	57,426	1,672

Reliance Infrastructure Ltd.	47,241	543

Reliance Power Ltd. *	247,612	567

Rural Electrification Corp. Ltd.	131,490	530

Satyam Computer Services Ltd. *	259,311	409

Sesa Goa Ltd.	153,478	585

Shriram Transport Finance Co. Ltd.	56,763	667

Siemens Ltd.	29,690	442

State Bank of India	57,262	2,359

Sterlite Industries India Ltd.	607,935	1,328

Sun Pharmaceutical Industries Ltd.	139,628	1,557

Suzlon Energy Ltd. *	312,173	154

Tata Consultancy Services Ltd.	211,345	4,838

Tata Motors Ltd.	678,650	3,648

Tata Power Co. Ltd.	441,468	875

Tata Steel Ltd.	138,964	1,283

Titan Industries Ltd.	94,140	420

Ultratech Cement Ltd.	30,265	898

Unitech Ltd. *	576,586	324

United Phosphorus Ltd.	101,953	260

United Spirits Ltd.	38,995	463

Wipro Ltd.	199,203	1,717

Wipro Ltd. ADR	22,616	249
Zee Entertainment Enterprises Ltd.	194,069	482
		107,396

Indonesia – 2.7%

Adaro Energy Tbk PT	6,531,720	1,377

Aneka Tambang Persero Tbk PT	1,502,000	295

Astra Agro Lestari Tbk PT	172,537	440

Astra International Tbk PT	910,576	7,359

Bank Central Asia Tbk PT	5,488,692	4,799

Bank Danamon Indonesia Tbk PT	1,507,443	759

Bank Mandiri Persero Tbk PT	4,160,455	3,114

Bank Negara Indonesia Persero Tbk PT	3,334,409	1,458

Bank Rakyat Indonesia Persero Tbk PT	4,945,158	3,756

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Indonesia – 2.7% – continued

Bumi Resources Tbk PT	7,024,712	$1,804

Charoen Pokphand Indonesia Tbk PT	3,338,935	1,009

Gudang Garam Tbk PT	260,415	1,567

Indo Tambangraya Megah Tbk PT	174,778	830

Indocement Tunggal Prakarsa Tbk PT	664,803	1,340

Indofood Sukses Makmur Tbk PT	1,990,371	1,054

Indosat Tbk PT	599,347	332

Kalbe Farma Tbk PT	2,016,916	783

Perusahaan Gas Negara Persero Tbk PT	4,916,612	2,041

Semen Gresik Persero Tbk PT	1,336,255	1,790

Tambang Batubara Bukit Asam Persero Tbk PT	356,500	799

Telekomunikasi Indonesia Persero Tbk PT	4,538,673	3,464

Unilever Indonesia Tbk PT	687,528	1,503

United Tractors Tbk PT	756,071	2,726

Vale Indonesia Tbk PT	1,096,623	405
XL Axiata Tbk PT	758,360	418
		45,222

Malaysia – 3.3%

AirAsia Bhd.	553,300	623

Alliance Financial Group Bhd.	410,200	521

AMMB Holdings Bhd.	750,637	1,549

Axiata Group Bhd.	1,147,025	1,942

Berjaya Corp. Bhd.	1,125,342	349

Berjaya Sports Toto Bhd.	328,157	468

British American Tobacco Malaysia Bhd.	50,400	931

Bumi Armada Bhd. *	389,100	559

Bursa Malaysia Bhd.	143,300	345

CIMB Group Holdings Bhd.	2,173,800	5,455

DiGi.Com Bhd.	1,403,100	1,854

Gamuda Bhd.	751,200	892

Genting Bhd.	920,500	3,256

Genting Malaysia Bhd.	1,338,200	1,712

Genting Plantations Bhd.	101,600	315

Hong Leong Bank Bhd.	250,240	1,030

Hong Leong Financial Group Bhd.	93,500	374

IJM Corp. Bhd.	534,020	982

IOI Corp. Bhd.	1,449,940	2,526

Kuala Lumpur Kepong Bhd.	216,850	1,741

Lafarge Malayan Cement Bhd.	187,600	441

Malayan Banking Bhd.	1,513,577	4,381

Malaysia Airports Holdings Bhd.	249,913	477

Malaysia Marine and Heavy Engineering Holdings Bhd.	211,547	380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Malaysia – 3.3% – continued

Maxis Bhd.	1,016,251	$2,020

MISC Bhd.	509,560	894

MMC Corp. Bhd.	335,875	308

Parkson Holdings Bhd.	240,343	422

Petronas Chemicals Group Bhd.	1,083,600	2,383

Petronas Dagangan Bhd.	109,000	672

Petronas Gas Bhd.	311,800	1,715

PPB Group Bhd.	215,000	1,185

Public Bank Bhd.	9,913	44

Public Bank Bhd. (Registered)	466,700	2,089

RHB Capital Bhd.	243,986	613

Sime Darby Bhd.	1,218,315	3,872

Telekom Malaysia Bhd.	486,700	845

Tenaga Nasional Bhd.	1,229,450	2,579

UEM Land Holdings Bhd. *	572,017	418

UMW Holdings Bhd.	230,900	552

YTL Corp. Bhd.	2,149,950	1,256
YTL Power International Bhd.	968,199	584
		55,554

Mexico – 4.7%

Alfa S.A.B. de C.V., Class A	132,418	1,906

America Movil S.A.B. de C.V., Series L	17,834,921	22,190

Arca Continental S.A.B. de C.V.	142,384	680

Cemex S.A.B. de C.V., Series CPO *	4,763,877	3,686

Coca-Cola Femsa S.A.B. de C.V., Series L	122,445	1,301

Compartamos S.A.B. de C.V.	462,772	525

El Puerto de Liverpool S.A.B. de C.V., Series C1	87,400	717

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	874,867	7,193

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Class B	210,452	778

Grupo Bimbo S.A.B. de C.V., Series A	741,628	1,731

Grupo Carso S.A.B. de C.V., Series A1	259,706	814

Grupo Elektra S.A. de C.V.	32,576	3,045

Grupo Financiero Banorte S.A.B. de C.V., Series O	732,659	3,256

Grupo Financiero Inbursa S.A., Series O	899,884	1,867

Grupo Mexico S.A.B. de C.V., Series B	1,720,536	5,432

Grupo Modelo S.A.B. de C.V., Series C	285,905	2,004

Grupo Televisa S.A.B., Series CPO	1,157,935	4,899

Industrias Penoles S.A.B. de C.V.	62,524	3,034

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	693,427	1,550

Mexichem S.A.B. de C.V.	325,373	1,254

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Mexico – 4.7% – continued

Minera Frisco S.A.B. de C.V., Series A1 *	286,906	$1,318

Urbi Desarrollos Urbanos S.A.B. de C.V. *	236,634	284
Wal-Mart de Mexico S.A.B. de C.V., Series V	2,792,188	9,368
		78,832

Morocco – 0.1%

Attijariwafa Bank	12,708	546

Douja Promotion Groupe Addoha S.A.	55,606	485
Maroc Telecom S.A.	79,224	1,286
		2,317

Peru – 0.5%

Cia de Minas Buenaventura S.A. ADR	85,706	3,455

Credicorp Ltd.	30,552	4,027
Volcan Cia Minera SAA, Class B	719,593	999
		8,481

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	874,249	1,020

Aboitiz Power Corp.	811,944	641

Alliance Global Group, Inc.	1,880,424	551

Ayala Corp.	76,617	726

Ayala Land, Inc.	2,359,680	1,140

Bank of the Philippine Islands	314,852	543

BDO Unibank, Inc.	400,629	618

Energy Development Corp.	3,442,250	481

Globe Telecom, Inc.	14,615	386

International Container Terminal Services, Inc.	339,790	518

Jollibee Foods Corp.	182,733	498

Manila Electric Co.	124,260	759

Metropolitan Bank & Trust	186,652	380

Philippine Long Distance Telephone Co.	19,460	1,223

Rockwell Land Corp.(3) *	350,190	–

San Miguel Corp.	209,680	556

SM Investments Corp.	83,077	1,278

SM Prime Holdings, Inc.	2,517,051	992
Universal Robina Corp.	374,610	550
		12,860

Poland – 1.4%

Asseco Poland S.A.	29,997	481

Bank Handlowy w Warszawie S.A.	14,215	350

Bank Millennium S.A.	185,589	263

Bank Pekao S.A.	53,084	2,648

BRE Bank S.A. *	6,681	613

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Poland – 1.4% – continued

Cyfrowy Polsat S.A. *	90,837	$409

Enea S.A.	48,135	264

Globe Trade Centre S.A. *	72,138	156

Grupa Lotos S.A. *	28,594	250

Jastrzebska Spolka Weglowa S.A. *	18,991	578

KGHM Polska Miedz S.A.	62,972	2,900

PGE S.A.	336,535	2,090

Polski Koncern Naftowy Orlen S.A. *	144,731	1,738

Polskie Gornictwo Naftowe i Gazownictwo S.A.	796,842	1,037

Powszechna Kasa Oszczednosci Bank Polski S.A.	281,100	3,039

Powszechny Zaklad Ubezpieczen S.A.	25,240	2,638

Synthos S.A.	269,306	544

Tauron Polska Energia S.A.	477,316	780

Telekomunikacja Polska S.A.	330,676	1,818
TVN S.A.	69,645	242
		22,838

Russia – 6.2%

Federal Grid Co. Unified Energy System JSC	141,364,477	1,509

Federal Hydrogenerating Co. JSC	29,821,745	1,104

Federal Hydrogenerating Co. JSC ADR	225,569	827

Gazprom OAO	1,262,423	7,805

Gazprom OAO ADR (London Exchange)	1,747,410	21,369

Gazprom OAO ADR (OTC Exchange)	15,600	193

IDGC Holding JSC *	7,786,000	879

Inter Rao Ues OAO	555,960,312	584

LSR Group OJSC GDR (Registered)	79,573	469

LUKOIL OAO	66,448	4,036

LUKOIL OAO ADR (London Exchange)	147,985	8,927

LUKOIL OAO ADR (OTC Exchange)	14,973	910

Magnit OJSC GDR (Registered)	107,816	3,144

Magnit OJSC GDR (Registered) (London Exchange)	2,111	262

Mechel	1,951	18

Mechel ADR	62,356	560

MMC Norilsk Nickel OJSC	13,004	2,394

MMC Norilsk Nickel OJSC ADR (London Exchange)	3,947	72

MMC Norilsk Nickel OJSC ADR (OTC Exchange)	80,388	1,475

Mobile Telesystems OJSC ADR	232,450	4,263

NovaTek OAO GDR (Registered)	40,956	5,562

Novolipetsk Steel OJSC GDR (Registered)	29,094	605

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Russia – 6.2% – continued

Rosneft Oil Co.	323,525	$2,319

Rosneft Oil Co. GDR (Registered)	391,021	2,774

Rostelecom OJSC *	597,964	2,931

Sberbank of Russia	3,825,360	12,374

Sberbank of Russia (OTC Exchange)	56,000	181

Severstal OAO	19,603	263

Severstal OAO GDR (Registered)	71,249	952

Sistema JSFC GDR (Registered)	54,497	1,071

Surgutneftegaz OJSC	1,264,123	1,241

Surgutneftegaz OJSC ADR

(London Exchange)	74,644	732

Surgutneftegaz OJSC ADR

(OTC Exchange)	120,622	1,184

Tatneft	259,144	1,735

Tatneft ADR (Frankfurt Exchange)	1,663	68

Tatneft ADR (London Exchange)	61,329	2,507

TMK OAO GDR (Registered)	25,900	347

Uralkali OJSC	512,319	3,887

Uralkali OJSC GDR (Registered)	22,790	861

VTB Bank OJSC	846,000,422	1,933

VTB Bank OJSC GDR (1)(2)	11,036	50
VTB Bank OJSC GDR (Registered)	154,552	699
		105,076

South Africa – 7.4%

ABSA Group Ltd.	128,963	2,625

African Bank Investments Ltd.	327,278	1,702

African Rainbow Minerals Ltd.	48,426	1,147

Anglo American Platinum Ltd.	29,624	2,065

AngloGold Ashanti Ltd.	171,899	6,333

ArcelorMittal South Africa Ltd.	78,878	575

Aspen Pharmacare Holdings Ltd. *	127,805	1,976

Aveng Ltd.	162,717	830

Barloworld Ltd.	94,065	1,227

Bidvest Group Ltd.	140,151	3,287

Discovery Holdings Ltd.	133,564	878

Exxaro Resources Ltd.	56,511	1,462

FirstRand Ltd.	1,266,295	3,915

Foschini Group (The) Ltd.	92,191	1,487

Gold Fields Ltd.	325,671	4,493

Growthpoint Properties Ltd.	731,434	1,908

Harmony Gold Mining Co. Ltd.	174,493	1,900

Impala Platinum Holdings Ltd.	227,339	4,486

Imperial Holdings Ltd.	80,185	1,623

Investec Ltd.	107,246	660

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

South Africa – 7.4% – continued

Kumba Iron Ore Ltd.	36,170	$2,486

Liberty Holdings Ltd.	50,652	598

Life Healthcare Group Holdings Ltd.	329,542	1,074

Massmart Holdings Ltd.	48,647	1,028

MMI Holdings Ltd.	475,545	1,098

MTN Group Ltd.	762,676	13,433

Naspers Ltd., Class N	173,890	9,771

Nedbank Group Ltd.	91,080	1,949

Netcare Ltd.	383,827	712

Northam Platinum Ltd.	109,616	489

Pick n Pay Stores Ltd.	94,645	537

Pretoria Portland Cement Co. Ltd.	233,245	997

Redefine Properties Ltd. *	1,159,674	1,205

Remgro Ltd.	194,624	3,385

Reunert Ltd.	79,493	726

RMB Holdings Ltd.	318,169	1,299

RMI Holdings	328,339	738

Sanlam Ltd.	802,125	3,476

Sappi Ltd. *	243,586	903

Sasol Ltd.	245,884	11,912

Shoprite Holdings Ltd.	183,256	3,279

Spar Group (The) Ltd.	77,578	1,172

Standard Bank Group Ltd.	534,793	7,767

Steinhoff International Holdings Ltd. *	502,281	1,802

Telkom S.A. Ltd.	114,536	358

Tiger Brands Ltd.	72,822	2,559

Truworths International Ltd.	197,135	2,075

Vodacom Group Ltd.	167,085	2,356
Woolworths Holdings Ltd.	338,083	2,121
		125,884

South Korea – 14.3%

Amorepacific Corp.	1,449	1,529

BS Financial Group, Inc.	82,992	970

Celltrion, Inc.	31,533	1,029

Cheil Industries, Inc.	21,287	1,801

CJ CheilJedang Corp.	3,537	1,049

CJ Corp.	6,347	477

Daelim Industrial Co. Ltd.	12,552	1,359

Daewoo Engineering & Construction Co. Ltd. *	45,850	413

Daewoo International Corp.	15,898	504

Daewoo Securities Co. Ltd. *	81,378	949

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	43,190	1,156

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

South Korea – 14.3% – continued

DGB Financial Group, Inc.	60,670	$796

Dongbu Insurance Co. Ltd. *	19,206	830

Dongkuk Steel Mill Co. Ltd.	16,380	313

Doosan Corp.	4,454	594

Doosan Heavy Industries and Construction Co. Ltd.	19,165	1,080

Doosan Infracore Co. Ltd. *	45,800	884

E-Mart Co. Ltd.	9,412	2,071

GS Engineering & Construction Corp.	16,100	1,421

GS Holdings	23,093	1,324

Hana Financial Group, Inc.	98,420	3,712

Hankook Tire Co. Ltd.	41,180	1,532

Hanwha Chem Corp.	38,152	906

Hanwha Corp.	19,845	571

Honam Petrochemical Corp.	6,459	1,924

Hynix Semiconductor, Inc. *	234,120	6,051

Hyosung Corp.	10,028	532

Hyundai Department Store Co. Ltd.	6,866	1,055

Hyundai Development Co.	25,660	563

Hyundai Engineering &

Construction Co. Ltd.	30,144	2,152

Hyundai Glovis Co. Ltd.	5,924	1,067

Hyundai Heavy Industries Co. Ltd.	18,814	5,350

Hyundai Hysco Co. Ltd.	14,228	502

Hyundai Marine & Fire Insurance Co. Ltd. *	28,310	815

Hyundai Merchant Marine Co. Ltd. *	19,170	520

Hyundai Mipo Dockyard	5,012	603

Hyundai Mobis	30,651	7,816

Hyundai Motor Co.	69,341	14,395

Hyundai Securities Co. Ltd. *	52,320	488

Hyundai Steel Co.	25,018	2,256

Hyundai Wia Corp.	5,111	625

Industrial Bank of Korea	74,010	899

Kangwon Land, Inc.	43,550	967

KB Financial Group, Inc.	165,124	6,033

KCC Corp.	1,848	533

Kia Motors Corp.	108,041	7,071

Korea Aerospace Industries Ltd.	19,490	500

Korea Electric Power Corp. *	115,596	2,284

Korea Exchange Bank	116,670	892

Korea Gas Corp.	10,116	385

Korea Investment Holdings Co. Ltd. *	17,360	693

Korea Life Insurance Co. Ltd. *	76,030	503

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

South Korea – 14.3% – continued

Korea Zinc Co. Ltd.	3,828	$1,314

Korean Air Lines Co. Ltd. *	15,935	704

KP Chemical Corp.	21,690	296

KT Corp.	11,689	323

KT Corp. ADR *	6,526	89

KT&G Corp.	49,416	3,499

Kumho Petro Chemical Co., Ltd.	5,773	725

LG Chem Ltd.	20,873	6,826

LG Corp.	42,745	2,455

LG Display Co. Ltd. *	104,780	2,463

LG Electronics, Inc.	46,297	3,387

LG Household & Health Care Ltd.	4,218	2,209

LG Innotek Co. Ltd. *	3,990	348

LG Uplus Corp.	102,682	617

Lotte Confectionery Co. Ltd.	312	457

Lotte Shopping Co. Ltd.	4,586	1,437

LS Corp.	8,152	576

LS Industrial Systems Co. Ltd.	6,623	384

Mando Corp.	5,653	831

Mirae Asset Securities Co. Ltd. *	10,175	356

NCSoft Corp.	6,886	1,834

NHN Corp.	18,403	4,225

OCI Co. Ltd.	6,988	1,423

Orion Corp.	1,613	1,134

POSCO	28,835	9,697

POSCO ADR	2,328	195

S1 Corp.	7,541	352

Samsung C&T Corp.	56,309	3,950

Samsung Card Co. Ltd.	18,992	662

Samsung Electro-Mechanics Co. Ltd.	26,924	2,376

Samsung Electronics Co. Ltd.	49,663	55,928

Samsung Engineering Co. Ltd.	13,513	2,889

Samsung Fire & Marine Insurance Co. Ltd. *	15,994	3,029

Samsung Heavy Industries Co. Ltd.	72,810	2,431

Samsung Life Insurance Co. Ltd. *	22,512	1,968

Samsung SDI Co. Ltd.	15,410	1,865

Samsung Securities Co. Ltd. *	25,930	1,302

Samsung Techwin Co. Ltd.	16,858	1,013

Shinhan Financial Group Co. Ltd.	191,940	7,420

Shinsegae Co. Ltd.	3,367	710

SK C&C Co. Ltd.	6,621	655

SK Holdings Co. Ltd.	11,658	1,520

SK Innovation Co. Ltd.	27,056	3,958

SK Networks Co. Ltd.	49,060	453

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

South Korea – 14.3% – continued

SK Telecom Co. Ltd.	7,968	$986

SK Telecom Co. Ltd. ADR	10,300	143

S-Oil Corp.	20,280	2,008

STX Pan Ocean Co. Ltd.	45,220	315

Woongjin Coway Co. Ltd.	24,550	815

Woori Finance Holdings Co. Ltd.	163,390	1,887

Woori Investment & Securities Co. Ltd. *	58,907	680
Yuhan Corp.	3,696	385
		242,248

Taiwan – 10.8%

Acer, Inc.	1,159,796	1,536

Advanced Semiconductor Engineering, Inc.	2,128,568	2,132

Advantech Co. Ltd.	121,285	421

Asia Cement Corp.	855,599	1,043

Asustek Computer, Inc.	305,546	2,887

AU Optronics Corp.	3,387,215	1,567

Capital Securities Corp.	798,602	310

Catcher Technology Co. Ltd.	253,111	1,789

Cathay Financial Holding Co. Ltd.	3,032,548	3,453

Chang Hwa Commercial Bank	1,847,230	1,055

Cheng Shin Rubber Industry Co. Ltd.	725,847	1,744

Cheng Uei Precision Industry Co. Ltd.	168,205	402

Chicony Electronics Co. Ltd.	198,560	390

Chimei Innolux Corp. *	2,315,416	1,079

China Airlines Ltd.	1,176,307	474

China Development Financial Holding Corp.	4,081,970	1,248

China Life Insurance Co. Ltd.	731,880	713

China Motor Corp.	251,000	245

China Petrochemical Development Corp.	803,700	908

China Steel Corp.	5,078,379	5,193

Chinatrust Financial Holding Co. Ltd.	4,672,999	2,938

Chunghwa Telecom Co. Ltd.	1,668,493	5,136

Chunghwa Telecom Co. Ltd. ADR	4,048	125

Clevo Co.	196,782	323

Compal Electronics, Inc.	1,882,759	2,118

Delta Electronics, Inc.	812,521	2,382

E Ink Holdings, Inc.	357,095	466

E.Sun Financial Holding Co. Ltd.	1,759,897	966

Epistar Corp.	349,351	890

Eternal Chemical Co. Ltd.	310,207	271

Eva Airways Corp.	749,271	461

Evergreen Marine Corp. Taiwan Ltd.	611,795	421

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Taiwan – 10.8% – continued

Everlight Electronics Co. Ltd.	157,568	$331

Far Eastern Department Stores Co. Ltd.	405,894	519

Far Eastern New Century Corp.	1,328,548	1,537

Far EasTone Telecommunications Co. Ltd.	720,345	1,477

Farglory Land Development Co. Ltd.	137,000	276

Feng Hsin Iron & Steel Co.	192,160	339

First Financial Holding Co. Ltd.	2,605,806	1,567

Formosa Chemicals & Fibre Corp.	1,281,320	3,743

Formosa International Hotels Corp.	15,805	224

Formosa Petrochemical Corp.	514,487	1,604

Formosa Plastics Corp.	1,790,349	5,272

Formosa Taffeta Co. Ltd.	335,827	325

Foxconn Technology Co. Ltd.	317,728	1,314

Fubon Financial Holding Co. Ltd.	2,232,123	2,515

Giant Manufacturing Co. Ltd.	136,483	603

Highwealth Construction Corp.	179,000	311

Hiwin Technologies Corp.	72,860	822

Hon Hai Precision Industry Co. Ltd.	4,086,414	15,856

Hotai Motor Co. Ltd.	110,900	894

HTC Corp.	329,220	6,662

Hua Nan Financial Holdings Co. Ltd.	2,188,267	1,253

Inotera Memories, Inc. *	819,246	247

Inventec Corp.	995,473	436

KGI Securities Co. Ltd.	1,306,582	551

Kinsus Interconnect Technology Corp.	118,587	380

Largan Precision Co. Ltd.	44,835	892

LCY Chemical Corp.	193,010	307

Lite-On Technology Corp.	939,858	1,137

Macronix International	1,500,975	560

MediaTek, Inc.	464,549	4,447

Mega Financial Holding Co. Ltd.	3,557,608	2,514

Motech Industries, Inc.	137,229	229

MStar Semiconductor, Inc.	167,317	1,023

Nan Kang Rubber Tire Co. Ltd.	208,722	328

Nan Ya Plastics Corp.	2,120,695	4,794

Nan Ya Printed Circuit Board Corp.	84,925	186

Novatek Microelectronics Corp.	225,850	688

Pegatron Corp.	763,594	1,190

Phison Electronics Corp.	55,608	476

Pou Chen Corp.	996,093	866

Powertech Technology, Inc.	326,568	636

President Chain Store Corp.	258,220	1,435

Quanta Computer, Inc.	1,123,576	2,941

Radiant Opto-Electronics Corp.	189,000	848

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Taiwan – 10.8% – continued

Realtek Semiconductor Corp.	183,841	$336

Richtek Technology Corp.	63,849	398

Ruentex Development Co. Ltd.	258,940	382

Ruentex Industries Ltd.	204,781	401

Shin Kong Financial Holding Co. Ltd. *	2,699,463	862

Siliconware Precision Industries Co.	1,338,480	1,617

Simplo Technology Co. Ltd.	100,120	755

Sino-American Silicon Products, Inc.	167,550	292

SinoPac Financial Holdings Co. Ltd.	2,654,257	958

Standard Foods Corp.	92,000	313

Synnex Technology International Corp.	599,086	1,495

Taishin Financial Holding Co. Ltd.	2,302,212	921

Taiwan Business Bank *	1,263,834	396

Taiwan Cement Corp.	1,502,055	1,759

Taiwan Cooperative Financial Holding *	1,805,349	1,132

Taiwan Fertilizer Co. Ltd.	336,000	870

Taiwan Glass Industry Corp.	398,447	449

Taiwan Mobile Co. Ltd.	755,076	2,299

Taiwan Semiconductor Manufacturing Co. Ltd.	11,068,193	31,841

Tatung Co. Ltd. *	881,053	256

Teco Electric and Machinery Co. Ltd.	728,000	502

TPK Holding Co. Ltd. *	41,650	674

Transcend Information, Inc.	84,442	246

Tripod Technology Corp.	186,082	630

TSRC Corp.	219,902	563

Tung Ho Steel Enterprise Corp.	328,271	333

U-Ming Marine Transport Corp.	188,000	324

Unimicron Technology Corp.	596,418	739

Uni-President Enterprises Corp.	1,739,435	2,408

United Microelectronics Corp.	5,599,043	2,735

Walsin Lihwa Corp.	1,436,770	456

Wan Hai Lines Ltd.	489,825	281

Wintek Corp.	660,162	512

Wistron Corp.	895,217	1,349

WPG Holdings Ltd.	611,316	833

Ya Hsin Industrial Co. Ltd. *	121,548	–

Yang Ming Marine Transport Corp.	620,356	331

Yuanta Financial Holding Co. Ltd. *	3,629,647	1,888
Yulon Motor Co. Ltd.	394,257	754
		182,931

Thailand – 2.0%

Advanced Info Service PCL (Registered)	194,000	1,157

Advanced Info Service PCL NVDR	207,599	1,237

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Thailand – 2.0% – continued

Bangkok Bank PCL	105,300	$630

Bangkok Bank PCL (Registered)	276,600	1,737

Bangkok Bank PCL NVDR	229,500	1,374

Bank of Ayudhya PCL (Registered)	518,654	462

Bank of Ayudhya PCL NVDR	287,068	251

Banpu PCL (Registered)	23,350	462

Banpu PCL NVDR	41,958	826

BEC World PCL (Registered)	196,500	325

BEC World PCL NVDR	211,507	350

Charoen Pokphand Foods PCL NVDR	1,358,857	1,639

CP ALL PCL (Registered)	452,600	961

CP ALL PCL NVDR	539,368	1,145

Glow Energy PCL (Registered)	100,200	200

Glow Energy PCL NVDR	127,602	254

Indorama Ventures PCL NVDR	654,447	799

IRPC PCL (Registered)	1,860,900	282

IRPC PCL NVDR	2,566,881	389

Kasikornbank PCL	50,000	249

Kasikornbank PCL (Registered)	280,600	1,421

Kasikornbank PCL NVDR	465,797	2,323

Krung Thai Bank PCL (Registered)	559,800	317

Krung Thai Bank PCL NVDR	674,755	382

PTT Exploration & Production PCL NVDR	275,443	1,557

PTT Exploration & Production PCL (Registered)	248,300	1,404

PTT Global Chemical PCL (Registered)	206,614	475

PTT Global Chemical PCL NVDR	544,976	1,254

PTT PCL (Registered)	186,500	2,140

PTT PCL NVDR	199,800	2,289

Siam Cement PCL (Registered)	51,000	687

Siam Cement PCL NVDR	84,698	973

Siam Commercial Bank PCL (Registered)	232,700	1,082

Siam Commercial Bank PCL NVDR	470,076	2,191

Thai Oil PCL (Registered)	112,300	264
Thai Oil PCL NVDR	249,995	586
		34,074

Turkey – 1.4%

Akbank T.A.S.	541,395	2,128

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	91,408	1,278

Arcelik A.S. *	89,285	399

Asya Katilim Bankasi A.S. *	218,730	241

BIM Birlesik Magazalar A.S.	37,678	1,427

Coca-Cola Icecek A.S.	27,780	355

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.9% – continued

Turkey – 1.4% – continued

Dogan Yayin Holding A.S. *	1	$–

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. *	274,278	357

Enka Insaat ve Sanayi A.S.	144,589	461

Eregli Demir ve Celik Fabrikalari T.A.S.	237,326	468

Ford Otomotiv Sanayi A.S.	31,229	294

Haci Omer Sabanci Holding A.S.	231,273	995

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S.	273,997	1,115

Koza Altin Isletmeleri A.S.	20,346	386

TAV Havalimanlari Holding A.S. *	73,053	364

Tupras Turkiye Petrol Rafinerileri A.S.	56,475	1,444

Turk Hava Yollari *	211,239	308

Turk Telekomunikasyon A.S.	237,281	1,032

Turkcell Iletisim Hizmetleri A.S. *	347,574	1,779

Turkiye Garanti Bankasi A.S.	946,629	3,752

Turkiye Halk Bankasi A.S.	141,484	1,013

Turkiye Is Bankasi, Class C	712,505	1,757

Turkiye Sise ve Cam Fabrikalari A.S.	171,449	326

Turkiye Vakiflar Bankasi Tao, Class D	330,321	627
Yapi ve Kredi Bankasi A.S. *	385,262	779
		23,085

Ukraine – 0.0%
Kernel Holding S.A. *	21,088	460

United States – 0.1%
Southern Copper Corp.	76,827	2,436
Total Common Stocks (4)
(Cost $1,271,998) (4)		1,506,282

PREFERRED STOCKS – 9.0%

Brazil – 7.9%

AES Tiete S.A.	44,753	679

Banco Bradesco S.A.	837,863	14,596

Banco do Estado do Rio Grande do Sul, Class B	81,418	879

Bradespar S.A.	102,401	1,946

Braskem S.A., Class A	69,641	552

Centrais Eletricas Brasileiras S.A., Class B	101,741	1,303

Cia Brasileira de Distribuicao Grupo Pao de Acucar	46,960	2,209

Cia de Bebidas das Americas	337,799	13,955

Cia de Transmissao de Energia Eletrica Paulista	13,546	460

Cia Energetica de Minas Gerais	172,762	4,110

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 9.0% – continued

Brazil – 7.9% – continued

Cia Energetica de Sao Paulo, Class B	71,108	$1,429

Cia Paranaense de Energia, Class B	46,344	1,087

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	43,377	911

Gerdau S.A.	386,861	3,700

Gol Linhas Aereas Inteligentes S.A.	43,556	292

Itau Unibanco Holding S.A.	1,025,700	19,610

Ituasa - Investimentos Itau S.A.	1,038,657	6,412

Klabin S.A.	203,321	941

Lojas Americanas S.A.	142,597	1,342

Metalurgica Gerdau S.A.	124,299	1,521

Oi S.A.	115,002	610

Petroleo Brasileiro S.A.	1,851,995	23,588

Suzano Papel e Celulose S.A., Class A	76,283	326

Tam S.A.	34,236	849

Tele Norte Leste Participacoes S.A.	104,599	1,191

Telefonica Brasil S.A.	130,791	4,000

Telefonica Brasil S.A. ADR	2,945	90

Telemar Norte Leste S.A., Class A	16,623	434

Ultrapar Participacoes S.A.	146,724	3,195

Usinas Siderurgicas de Minas Gerais S.A., Class A	206,444	1,358
Vale S.A.	900,530	20,374
		133,949

Chile – 0.2%
Sociedad Quimica y Minera de Chile S.A., Class B	40,313	2,370

Colombia – 0.1%

BanColombia S.A.	113,341	1,814
Grupo Aval Acciones y Valores	702,543	515
		2,329

Russia – 0.3%

AK Transneft OAO	701	1,372

Sberbank of Russia	448,894	1,191

Surgutneftegaz OJSC	1,720,024	1,220
Surgutneftegaz OJSC ADR	140,161	993
		4,776

South Korea – 0.5%

Hyundai Motor Co.	9,969	597

Hyundai Motor Co., Class 2	17,001	1,052

LG Chem Ltd.	3,369	345

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 9.0% – continued

South Korea – 0.5% – continued
Samsung Electronics Co. Ltd.	9,233	$6,473
		8,467
Total Preferred Stocks (4)
(Cost $129,095) (4)		151,891

RIGHTS – 0.0%

Malaysia – 0.0%
Berjaya Corp. Bhd. *	105,564	–
Total Rights (4)
(Cost $ – ) (4)		–

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - Diversified Assets Portfolio (5) (6)	5,496,347	5,496
Vanguard MSCI Emerging Markets ETF	179,800	7,816
Total Investment Companies
(Cost $12,140)		13,312

Total Investments – 98.7%
(Cost $1,413,233)		1,671,485
Other Assets less Liabilities – 1.3%		21,937
NET ASSETS – 100.0%		$1,693,422

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $1,722,000 or 0.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Reliance Industries Ltd. GDR	11/1/06-12/22/06	$1,617
VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	Security has been deemed worthless.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,669,000

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

with net purchases of approximately $2,827,000 during the fiscal year ended March 31, 2012.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Emerging Markets Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Dax Index (Euro)	11	$2,553	Long	6/12	$(1)
FTSE/JSE Top 40 (South African Rand)	113	4,395	Long	6/12	(70)
Hang Seng Index (Hong Kong Dollar)	47	6,204	Long	4/12	(140)
MSCI Taiwan Index (United States Dollar)	169	4,771	Long	4/12	(41)
S&P CNX Nifty (United States Dollar)	311	3,314	Long	4/12	20
S&P/TSX 60 (Canadian Dollar)	16	2,261	Long	6/12	3
SPI 200 (Australian Dollar)	28	3,149	Long	6/12	66

Total					$(163)

At March 31, 2012, the Emerging Markets Equity Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	4,410	Brazilian Real	8,043	4/2/12	$(4)
United States Dollar	1,400	Mexican Peso	17,911	4/2/12	—*
United States Dollar	4,900	Hong Kong Dollar	38,042	4/3/12	(1)
United States Dollar	30	Moroccan Dirham	251	4/3/12	—*
United States Dollar	140	Czech Koruna	2,607	4/4/12	—*
United States Dollar	110	Hungarian Forint	24,363	4/4/12	—*
United States Dollar	825	Indonesian Rupiah	7,542,105	4/4/12	—*
United States Dollar	580	Polish Zloty	1,806	4/4/12	1

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	2,280	South African Rand	17,478	4/4/12	$(4)
United States Dollar	410	Turkish Lira	731	4/4/12	—*
United States Dollar	2,771	Hong Kong Dollar	21,502	6/20/12	(1)
United States Dollar	907	Indian Rupee	46,166	6/20/12	(17)
United States Dollar	1,380	Korean Won	1,561,953	6/20/12	(2)
United States Dollar	1,172	Russian Rouble	35,098	6/20/12	11
United States Dollar	2,448	Taiwan Dollar	71,971	6/20/12	(8)
Brazilian Real	979	United States Dollar	534	6/20/12	7

Total					$(18)

*	Amount rounds to less than one thousand.

At March 31, 2012, the industry sectors (unaudited) for the Emerging Markets Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	7.9%
Consumer Staples	7.9
Energy	13.9
Financials	24.2
Health Care	1.0
Industrials	6.6
Information Technology	13.9
Materials	12.9
Telecommunication Services	8.0
Utilities	3.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

At March 31, 2012, the Emerging Markets Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	17.0%
Korean Won	15.0
Brazilian Real	14.6
Taiwan Dollar	11.0
United States Dollar	8.4
South African Rand	7.5
Indian Rupee	6.1
All other currencies less than 5%	20.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for indentical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indicies). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using an adjusted price deemed to reflect fair value as a result of there being a lack of market activity and data observed for the security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Emerging Markets Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$ –	$128,927	$ –	$128,927
Consumer Staples	1,581	115,169	–	116,750
Energy	9,482	191,026	–	200,508
Financials	12,161	337,536	–	349,697
Health Care	425	16,654	–	17,079
Industrials	243	109,300	–	109,543
Information Technology	1,802	222,913	–	224,715
Materials	11,743	165,449	3,887	181,079
Telecommunication Services	4,634	121,947	–	126,581
Utilities	1,694	49,709	–	51,403
Preferred Stocks
Consumer Discretionary	–	2,992	–	2,992
Consumer Staples	–	16,164	–	16,164
Energy	992	29,375	–	30,367
Financials	2,329	42,688	–	45,017
Industrials	–	1,141	–	1,141
Information Technology	–	6,473	–	6,473

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Materials	$ –	$33,434	$ –	$33,434
Telecommunication Services	90	6,235	–	6,325
Utilities	–	9,978	–	9,978
Rights
Industrials	–	– *	–	–
Investment Companies	13,312	–	–	13,312
Total Investments	$60,488	$1,607,110	$3,887	$1,671,485

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$89	$ –	$ –	$89
Foreign Currency
Exchange Contracts	–	19	–	19
Liabilities
Futures Contracts	(252)	–	–	(252)
Foreign Currency
Exchange Contracts	–	(37)	–	(37)
Total Other Financial Instruments	$(163)	$(18)	$ –	$(181)

*	Amount rounds to less than one thousand.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s) (1)	TRANSFERS OUT OF LEVEL 3 (000s) (1)	BALANCE AS OF 3/31/12 (000s)
Common Stock
Financials	$55	$–	$–	$–	$(5)	$–	$–	$–	$(50)(2)	$–
Materials	–	–	–	–	–	–	–	3,887(3)	–	3,887
Utilities	9	–	–	–	(1)	–	(8)	–	–	–
Total	$64	$–	$–	$–	$(6)	$–	$(8)	$3,887	$(50)	$3,887

(1)	The value of Transfers Into and Out of Level 3 are measured using the fair value as of the end of the fiscal year ended, March 31, 2012.
(2)	The transfers out of Level 3, noted above, were due to the Fund receiving an evaluated price using observable inputs; quoted prices in active markets for similar securities.
(3)	Transferred from Level 2 to Level 3 due to security being valued based on unobservable inputs using the last traded price, at March 27, 2012, from a primary pricing service and because there was a lack of market activity and data observed for this security.

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2012 was $(5), which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Australia – 6.9%

BGP Holdings PLC – (Fractional Shares) *	6,535,576	$–

BWP Trust	378,267	690

CFS Retail Property Trust	1,545,161	2,866

Charter Hall Office REIT	360,109	1,149

Charter Hall Retail REIT *	220,876	723

Commonwealth Property Office Fund	1,739,145	1,774

Dexus Property Group	3,535,366	3,186

FKP Property Group	657,056	337

Goodman Group	5,623,402	4,026

GPT Group	1,323,844	4,279

Investa Office Fund	1,941,434	1,277

Mirvac Group	2,494,865	3,028

Stockland	1,691,850	5,160

Westfield Group	1,685,317	15,502
Westfield Retail Trust	2,230,477	5,960
		49,957

Austria – 0.7%

Atrium European Real Estate Ltd.	136,051	668

CA Immobilien Anlagen A.G. *	64,243	734

Conwert Immobilien Invest S.E.	59,077	713
Immofinanz A.G. *	799,796	2,906
		5,021

Belgium – 0.4%

Befimmo SCA Sicafi	12,702	844

Cofinimmo	11,133	1,369

Intervest Offices & Warehouses	5,014	137

Leasinvest Real Estate SCA	1,126	101

Warehouses De Pauw SCA	7,492	400
Wereldhave Belgium N.V.	1,540	144
		2,995

Brazil – 2.9%

Aliansce Shopping Centers S.A.	76,079	722

BR Malls Participacoes S.A.	328,329	4,245

BR Properties S.A.	131,453	1,679

Brookfield Incorporacoes S.A.	162,879	522

Camargo Correa Desenvolvimento Imobiliario S.A. *	33,158	84

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	231,452	2,060

Even Construtora e Incorporadora S.A.	170,675	650

Ez Tec Empreendimentos e Participacoes S.A.	42,940	530

Gafisa S.A.	313,300	741

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Brazil – 2.9% – continued

General Shopping Brasil S.A. *	17,804	$115

Helbor Empreendimentos S.A.	35,716	536

Iguatemi Empresa de Shopping Centers S.A.	28,824	662

JHSF Participacoes S.A.	63,616	208

MRV Engenharia e Participacoes S.A.	263,803	1,869

Multiplan Empreendimentos Imobiliarios S.A.	60,594	1,391

PDG Realty S.A. Empreendimentos e Participacoes	820,582	2,828

Rodobens Negocios Imobiliarios S.A.	17,043	100

Rossi Residencial S.A.	145,939	777

Sonae Sierra Brasil S.A.	22,362	357

Tecnisa S.A.	101,608	548
Viver Incorporadora e Construtora S.A. *	154,185	215
		20,839

Canada – 3.9%

Allied Properties Real Estate Investment Trust	37,732	980

Artis Real Estate Investment Trust *	68,817	1,116

Boardwalk Real Estate Investment Trust	34,965	2,001

Calloway Real Estate Investment Trust	78,063	2,122

Canadian Apartment Properties REIT	61,761	1,394

Canadian Real Estate Investment Trust	48,906	1,810

Chartwell Seniors Housing Real Estate Investment Trust	105,557	966

Cominar Real Estate Investment Trust	73,957	1,735

Crombie Real Estate Investment Trust	29,881	419

Dundee Real Estate Investment Trust	60,569	2,137

Extendicare Real Estate Investment Trust	61,578	488

First Capital Realty, Inc.	52,495	939

H&R Real Estate Investment Trust	125,521	2,977

InnVest Real Estate Investment Trust	68,308	360

Killam Properties, Inc.	36,404	448

Morguard Real Estate Investment Trust	31,756	528

Northern Property Real Estate Investment Trust	21,451	670

NorthWest Healthcare Properties Real Estate Investment Trust	25,576	314

Primaris Retail Real Estate Investment Trust	58,400	1,267

RioCan Real Estate Investment Trust	200,187	5,425
Transglobe Apartment Real Estate Investment Trust	42,190	509
		28,605

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Chile – 0.1%
Parque Arauco S.A.	384,404	$779

China – 1.7%

Agile Property Holdings Ltd.	1,013,979	1,174

Beijing North Star Co. Ltd., Class H	525,662	97

China Merchants Property Development Co. Ltd., Class B	184,708	311

China Vanke Co. Ltd., Class B	960,456	1,139

Country Garden Holdings Co. Ltd.	2,439,444	936

Evergrande Real Estate Group Ltd.	4,382,000	2,357

Fantasia Holdings Group Co. Ltd.	1,524,000	171

Greentown China Holdings Ltd.	479,000	303

Guangzhou R&F Properties Co. Ltd., Class H	706,202	842

Longfor Properties Co. Ltd.	752,500	1,057

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	372,831	340

Shui On Land Ltd.	1,915,235	776

Sino-Ocean Land Holdings Ltd.	3,088,500	1,467
Soho China Ltd.	1,515,756	1,095
		12,065

Egypt – 0.0%
Six of October Development & Investment Co.	66,086	180

Finland – 0.2%

Citycon OYJ	153,405	513

Sponda OYJ	206,037	849
Technopolis OYJ	46,418	246
		1,608

France – 3.2%

Affine S.A.	3,145	60

ANF Immobilier	8,140	347

Fonciere Des Regions	20,069	1,611

Gecina S.A.	13,378	1,397

ICADE	15,868	1,415

Klepierre	69,263	2,408

Mercialys S.A.	33,613	1,189

Orco Property Group *	8,083	40

Societe de la Tour Eiffel	4,135	240

Societe Immobiliere de Location pour I’Industrie et le Commerce	9,505	1,049
Unibail-Rodamco S.E.	66,682	13,340
		23,096

Germany – 0.9%

Alstria Office REIT-A.G.	57,678	649

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Germany – 0.9% – continued

Colonia Real Estate A.G. *	16,946	$76

Deutsche Euroshop A.G.	37,739	1,332

Deutsche Wohnen A.G. (Bearer)	74,740	1,105

DIC Asset A.G.	24,915	244

GAGFAH S.A. *	65,745	556

GSW Immobilien A.G. *	29,996	1,038

Hamborner REIT A.G.	24,977	253

IVG Immobilien A.G. *	113,946	365

Patrizia Immobilien A.G. *	19,011	127

Prime Office REIT-A.G. *	28,460	170
TAG Immobilien A.G. *	70,423	656
		6,571

Greece – 0.0%
Eurobank Properties Real Estate Investment Co.	12,561	61

Hong Kong – 10.2%

Champion REIT	1,800,846	763

China Overseas Land & Investment Ltd.	2,980,542	5,660

China Resources Land Ltd.	1,701,218	2,922

Franshion Properties China Ltd.	2,678,000	689

Hang Lung Properties Ltd.	1,630,452	5,983

Henderson Land Development Co. Ltd.	857,441	4,709

Hongkong Land Holdings Ltd.	1,272,618	7,423

Hopson Development Holdings Ltd.	513,505	302

Hysan Development Co. Ltd.	575,386	2,303

Kerry Properties Ltd.	521,599	2,338

Link REIT (The)	1,642,800	6,113

Mingfa Group International Co. Ltd.	888,000	245

New World China Land Ltd.	1,893,899	472

New World Development Ltd.	3,342,741	4,014

Poly Hong Kong Investments Ltd.	1,316,000	611

Shenzhen Investment Ltd.	1,990,014	433

Shimao Property Holdings Ltd.	1,012,869	1,083

Sino Land Co. Ltd.	2,149,427	3,451

Sun Hung Kai Properties Ltd.	1,432,619	17,908

Wharf Holdings Ltd.	1,105,317	6,017
Yuexiu Property Co. Ltd.	5,049,400	1,001
		74,440

India – 0.4%

Anant Raj Industries Ltd.	86,738	99

Ansal Properties & Infrastructure Ltd.	55,952	39

Brigade Enterprises Ltd.	20,741	23

DLF Ltd.	373,719	1,474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

India – 0.4% continued

MVL Ltd.	80,396	$14

Orbit Corp. Ltd.	59,336	61

Parsvnath Developers Ltd. *	95,496	105

Prestige Estates Projects Ltd.	48,408	95

Sunteck Realty Ltd.	13,781	103
Unitech Ltd. *	1,429,944	804
		2,817

Indonesia – 0.7%

Agung Podomoro Land Tbk PT *	4,562,196	175

Alam Sutera Realty Tbk PT	10,762,140	729

Bakrieland Development Tbk PT *	31,799,643	427

Ciputra Development Tbk PT	8,304,790	655

Ciputra Property Tbk PT	2,241,938	179

Ciputra Surya Tbk PT	599,000	98

Intiland Development Tbk PT *	5,687,000	199

Lippo Karawaci Tbk PT	12,587,031	1,101

Pakuwon Jati Tbk PT *	10,558,640	236

Sentul City Tbk PT *	17,016,017	465
Summarecon Agung Tbk PT	3,764,500	647
		4,911

Israel – 0.1%
Azrieli Group	26,602	647

Italy – 0.1%

Beni Stabili S.p.A.	699,059	433
Immobiliare Grande Distribuzione	83,327	102
		535

Japan – 8.2%

Aeon Mall Co. Ltd.	66,097	1,542

Japan Prime Realty Investment Corp.	522	1,503

Japan Real Estate Investment Corp.	397	3,507

Japan Retail Fund Investment Corp.	1,370	2,037

Kenedix Realty Investment Corp.	208	765

Mitsubishi Estate Co. Ltd.	761,480	13,734

Mitsui Fudosan Co. Ltd.	643,562	12,466

Mori Trust Sogo Reit, Inc.	88	779

Nippon Accommodations Fund, Inc.	107	691

Nippon Building Fund, Inc.	444	4,232

Nomura Real Estate Holdings, Inc.	55,400	988

Nomura Real Estate Office Fund, Inc.	221	1,318

NTT Urban Development Corp.	960	786

Orix JREIT, Inc.	156	730

Premier Investment Corp.	145	583

Sumitomo Realty & Development Co. Ltd.	347,425	8,475

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 8.2% – continued

Tokyo Tatemono Co. Ltd. *	237,201	$972

Tokyu Land Corp.	290,556	1,437

Tokyu REIT, Inc.	93	494

Top REIT, Inc.	113	654
United Urban Investment Corp.	1,536	1,754
		59,447

Malaysia – 0.3%

Eastern & Oriental Bhd.	621,000	304

Glomac Bhd.	233,500	64

IGB Corp. Bhd.	820,454	742

IJM Land Bhd.	404,950	288

KLCC Property Holdings Bhd.	340,848	378

Land & General Bhd. *	426,727	48

LBS Bina Group Bhd. *	193,600	52

Pavilion Real Estate Investment Trust	426,600	160

Tebrau Teguh Bhd. *	362,600	94
YTL Land & Development Bhd. *	189,800	64
		2,194

Mexico – 0.2%

Consorcio ARA S.A.B. de C.V.	715,617	240

Corp. GEO S.A.B. de C.V., Series B *	298,634	466

Desarrolladora Homex S.A.B. de C.V. *	183,685	573

Sare Holding S.A.B. de C.V., Class B *	498,805	55
Urbi Desarrollos Urbanos S.A.B. de C.V. *	356,026	427
		1,761

Netherlands – 1.0%

Corio N.V.	67,425	3,554

Eurocommercial Properties N.V. – CVA	29,708	1,127

Nieuwe Steen Investments N.V. *	44,200	517

Vastned Retail N.V.	13,567	713
Wereldhave N.V.	15,800	1,255
		7,166

New Zealand – 0.1%
Kiwi Income Property Trust	710,605	619

Norway – 0.1%
Norwegian Property ASA	362,479	565

Philippines – 0.6%

Ayala Land, Inc.	3,777,551	1,825

Filinvest Land, Inc.	7,248,989	218

Megaworld Corp.	7,487,101	342

Robinsons Land Corp.	1,203,675	462

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Philippines – 0.6% – continued

SM Prime Holdings, Inc.	4,227,203	$1,665
Vista Land & Lifescapes, Inc.	2,465,661	221
		4,733

Poland – 0.0%

Globe Trade Centre S.A. *	78,705	170
LC Corp. S.A.*	163,887	77
		247

Singapore – 3.9%

Ascendas India Trust	422,000	279

Ascendas Real Estate Investment Trust	1,519,753	2,442

CapitaCommercial Trust	1,544,014	1,498

CapitaLand Ltd.	2,315,915	5,744

CapitaMall Trust	1,822,715	2,616

CapitaMalls Asia Ltd.	1,135,000	1,476

CDL Hospitality Trusts	522,610	722

City Developments Ltd.	498,000	4,494

First Real Estate Investment Trust	343,000	235

Global Logistic Properties Ltd. *	1,677,793	2,935

Keppel Land Ltd.	544,027	1,511

Mapletree Industrial Trust	891,948	780

Mapletree Logistics Trust	1,329,722	999

Suntec Real Estate Investment Trust	1,634,291	1,625

Wing Tai Holdings Ltd.	437,380	447
Yanlord Land Group Ltd.	426,000	428
		28,231

South Africa – 1.5%

Arrowhead Properties Ltd., Class A *	61,320	52

Arrowhead Properties Ltd., Class B *	61,318	44

Capital Property Fund	1,173,423	1,396

Emira Property Fund	371,341	601

Fountainhead Property Trust	849,448	808

Growthpoint Properties Ltd.	1,235,622	3,224

Hyprop Investments Ltd.	133,101	998

Redefine Properties Ltd. *	1,964,671	2,041

Resilient Property Income Fund Ltd.	204,705	1,031
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,543,461	650
		10,845

Spain – 0.0%
Inmobiliaria Colonial S.A. *	23,248	48

Sweden – 0.9%

Castellum AB	125,636	1,584

Fabege AB	120,326	1,037

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Sweden – 0.9% – continued

Fastighets AB Balder, Class B *	82,892	$408

Hufvudstaden AB, Class A	111,242	1,176

Klovern AB	91,451	347

Kungsleden AB	99,868	694

Wallenstam AB, Class B	87,596	851
Wihlborgs Fastigheter AB	56,455	798
		6,895

Switzerland – 1.1%

Allreal Holding A.G. (Registered) *	5,016	820

Mobimo Holding A.G. (Registered) *	4,492	1,097

PSP Swiss Property A.G. (Registered) *	33,783	3,004
Swiss Prime Site A.G. (Registered) *	39,681	3,297
		8,218

Taiwan – 0.0%
Hung Poo Real Estate Development Corp.	120,585	129

Thailand – 0.4%

Amata Corp. PCL (Registered)	204,186	110

Amata Corp. PCL NVDR	28,171	15

Asian Property Development PCL NVDR	71,104	14

Asian Property Development PCL (Registered)	527,278	104

Central Pattana PCL (Registered)	401,563	599

Central Pattana PCL NVDR	75,849	113

Land and Houses PCL	506,504	113

Land and Houses PCL (Registered)	1,691,680	383

LPN Development PCL (Registered)	885,103	445

LPN Development PCL NVDR	192,801	97

Property Perfect PCL (Registered)	2,923,806	123

Property Perfect PCL NVDR	672,462	28

Pruksa Real Estate PCL (Registered)	3,200	2

Pruksa Real Estate PCL NVDR	476,500	233

SC Asset Corp PCL (Registered)	182,800	92

SC Asset Corp. PCL NVDR	1,378	1

Siam Future Development PCL NVDR	338,625	84

Supalai PCL (Registered)	281,056	142
Supalai PCL NVDR	157,800	80
		2,778

Turkey – 0.2%

Akfen Gayrimenkul Yatirim Ortakligi A.S. *	43,280	46

Akmerkez Gayrimenkul Yatirim Ortakligi A.S. *	20,386	296

Alarko Gayrimenkul Yatirim Ortakligi A.S.	3,358	34

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Turkey – 0.2% – continued

Dogus Gayrimenkul Yatirim Ortakligi A.S. *	38,418	$34

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. *	547,493	714

Is Gayrimenkul Yatirim Ortakligi A.S.	181,514	121

Sinpas Gayrimenkul Yatirim Ortakligi A.S.	177,726	135
Torunlar Gayrimenkul Yatirim Ortakligi A.S.	50,335	152
		1,532

United Arab Emirates – 0.3%

Aldar Properties PJSC	842,361	280
Emaar Properties PJSC	2,182,009	1,809
		2,089

United Kingdom – 4.2%

A&J Mucklow Group PLC	17,062	91

Big Yellow Group PLC	95,478	434

British Land Co. PLC	646,225	4,962

Capital & Counties Properties PLC	499,574	1,535

Capital Shopping Centres Group PLC	470,613	2,496

Daejan Holdings PLC	3,510	169

Derwent London PLC	74,255	2,075

Development Securities PLC	89,517	229

Grainger PLC	227,056	380

Great Portland Estates PLC	228,524	1,318

Hammerson PLC	516,750	3,437

Hansteen Holdings PLC	466,765	540

Helical Bar PLC	86,595	263

Land Securities Group PLC	568,638	6,573

London & Stamford Property PLC	398,843	705

Primary Health Properties PLC	49,940	253

Quintain Estates & Development PLC *	374,742	231

Safestore Holdings PLC	136,966	258

Schroder Real Estate Investment Trust Ltd.	253,540	142

Segro PLC	541,758	2,035

Shaftesbury PLC	182,646	1,438

St. Modwen Properties PLC	109,944	325

Unite Group PLC	116,417	367
Workspace Group PLC	105,008	395
		30,651

United States – 41.6%

Acadia Realty Trust	30,944	698

Agree Realty Corp.	8,093	183

Alexander’s, Inc.	1,457	574

Alexandria Real Estate Equities, Inc.	45,129	3,300

American Assets Trust, Inc.	28,759	656

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United States – 41.6% – continued

American Campus Communities, Inc.	54,455	$2,435

Apartment Investment & Management Co., Class A	88,302	2,332

Ashford Hospitality Trust, Inc.	49,670	448

Associated Estates Realty Corp.	30,787	503

AvalonBay Communities, Inc.	69,420	9,813

BioMed Realty Trust, Inc.	112,331	2,132

Boston Properties, Inc.	107,861	11,324

Brandywine Realty Trust	104,384	1,198

BRE Properties, Inc.	55,271	2,794

Brookfield Office Properties, Inc. *	274,148	4,768

Camden Property Trust	57,534	3,783

Campus Crest Communities, Inc.	22,402	261

CapLease, Inc. *	48,669	196

CBL & Associates Properties, Inc.	108,390	2,051

Cedar Realty Trust, Inc. *	49,454	253

Chesapeake Lodging Trust	23,479	422

Colonial Properties Trust	63,672	1,384

CommonWealth REIT	61,147	1,139

CommonWealth REIT – (Fractional Shares)	75,000	–

Corporate Office Properties Trust	52,367	1,215

Cousins Properties, Inc.	75,632	573

CubeSmart	89,607	1,066

DCT Industrial Trust, Inc.	178,501	1,053

DDR Corp. *	202,069	2,950

DiamondRock Hospitality Co.	122,064	1,256

Digital Realty Trust, Inc.	76,620	5,668

Douglas Emmett, Inc. *	76,434	1,743

Duke Realty Corp.	189,208	2,713

DuPont Fabros Technology, Inc.	45,599	1,115

EastGroup Properties, Inc.	20,324	1,021

Education Realty Trust, Inc.	67,216	729

Entertainment Properties Trust	34,002	1,577

Equity Lifestyle Properties, Inc.	29,847	2,082

Equity One, Inc.	41,655	842

Equity Residential	214,648	13,441

Essex Property Trust, Inc.	25,451	3,856

Extra Space Storage, Inc.	68,484	1,972

Federal Realty Investment Trust	46,403	4,491

FelCor Lodging Trust, Inc. *	90,604	326

First Industrial Realty Trust, Inc. *	63,175	780

First Potomac Realty Trust	36,145	437

Forest City Enterprises, Inc., Class A *	109,703	1,718

Franklin Street Properties Corp.	60,620	643

General Growth Properties, Inc.	342,626	5,821

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United States – 41.6% – continued

Getty Realty Corp.	18,089	$282

Glimcher Realty Trust	85,019	869

Government Properties Income Trust	25,923	625

HCP, Inc.	296,553	11,702

Health Care REIT, Inc.	155,544	8,549

Healthcare Realty Trust, Inc.	56,582	1,245

Hersha Hospitality Trust	123,669	675

Highwoods Properties, Inc.	52,893	1,762

Home Properties, Inc.	35,215	2,148

Hospitality Properties Trust	90,103	2,385

Host Hotels & Resorts, Inc.	515,811	8,470

Inland Real Estate Corp.	64,943	576

Investors Real Estate Trust	60,978	469

Kilroy Realty Corp.	49,922	2,327

Kimco Realty Corp.	296,376	5,708

Kite Realty Group Trust	46,338	244

LaSalle Hotel Properties	62,720	1,765

Lexington Realty Trust	112,316	1,010

Liberty Property Trust	84,449	3,017

LTC Properties, Inc.	22,059	706

Macerich (The) Co.	96,293	5,561

Mack-Cali Realty Corp.	64,125	1,848

Medical Properties Trust, Inc.	98,060	910

Mid-America Apartment Communities, Inc.	29,674	1,989

National Health Investors, Inc.	20,197	985

National Retail Properties, Inc.	77,118	2,097

Omega Healthcare Investors, Inc.	75,321	1,601

Parkway Properties, Inc.*	15,646	164

Pebblebrook Hotel Trust	37,327	843

Pennsylvania Real Estate Investment Trust	40,641	621

Piedmont Office Realty Trust, Inc., Class A	126,157	2,239

Post Properties, Inc.	38,930	1,824

ProLogis, Inc.	335,260	12,076

PS Business Parks, Inc.	13,103	859

Public Storage	93,192	12,876

Ramco-Gershenson Properties Trust	28,357	347

Realty Income Corp.	97,295	3,768

Regency Centers Corp.	65,677	2,921

Retail Opportunity Investments Corp.	36,573	440

RLJ Lodging Trust	77,700	1,448

Rouse Properties, Inc.*	12,727	172

Sabra Healthcare REIT, Inc.	26,900	442

Saul Centers, Inc.	10,605	428

Senior Housing Properties Trust	118,792	2,619

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United States – 41.6% – continued

Simon Property Group, Inc.	217,405	$31,672

SL Green Realty Corp.	62,433	4,842

Sovran Self Storage, Inc.	21,170	1,055

Strategic Hotels & Resorts, Inc.*	135,310	890

Sun Communities, Inc.	19,313	837

Sunstone Hotel Investors, Inc.*	86,290	840

Tanger Factory Outlet Centers	66,282	1,971

Taubman Centers, Inc.	42,263	3,083

TravelCenters of America LLC -

(Fractional Shares)*	50,000	—

UDR, Inc.	163,073	4,356

Universal Health Realty Income Trust	9,118	361

Urstadt Biddle Properties, Inc., Class A	15,239	301

Ventas, Inc.	210,096	11,997

Vornado Realty Trust	134,517	11,326

Washington Real Estate Investment Trust	48,184	1,431

Weingarten Realty Investors	88,320	2,334
Winthrop Realty Trust	18,052	209
		302,852
Total Common Stocks (1)
(Cost $624,497) (1)		706,127
	PRINCIPAL AMOUNT (000S)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21	$114	$18
Total Convertible Bonds
(Cost $18)		18
	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Thailand – 0.0%

Property Perfect Alien Market*	81,216	$3
Property Perfect PCL NVDR*	9,437	1
		4
Total Rights
(Cost $5)		4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Netherlands – 0.0%
Vastned Offices, Exp. 4/1/13 *	13,213	$ —
Total Warrants
(Cost $ – )		—
	NUMBER OF SHARES	VALUE (000s)

INVESTMENT COMPANIES – 1.3%

F&C Commercial Property Trust Ltd. (1)	377,930	$611

IRP Property Investments Ltd. (1)	81,592	93

Northern Institutional Funds - Diversified Assets Portfolio (2) (3)	8,342,647	8,343

Picton Property Income Ltd. (1)	249,316	164

Standard Life Investment Property Income Trust PLC (1)	101,266	101

UK Commercial Property Trust Ltd. (1)	262,539	304
Total Investment Companies		9,616
(Cost $9,722)

Total Investments – 98.3%
(Cost $634,242)		715,765
Other Assets less Liabilities – 1.7%		12,591
NET ASSETS – 100.0%		$728,356

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,007,000 with net purchases of approximately $6,336,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Global Real Estate Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
S&P MidCap 400 E-Mini (U.S. Dollar)	101	$10,022	Long	6/12	$241

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	68	$2,185	Long	6/12	$(56)
Hang Seng Index (Hong Kong Dollar)	23	3,036	Long	4/12	(69)
Nikkei 225 (Japanese Yen)	32	1,965	Long	6/12	76
SPI 200 (Australian Dollar)	24	2,700	Long	6/12	56
TOPIX Index (Japanese Yen)	4	414	Long	6/12	2

Total					$250

At March 31, 2012, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	43.2%
Hong Kong Dollar	11.1
Japanese Yen	8.4
Australian Dollar	7.1
Euro	6.7
All other currencies less than 5%	23.5

Total	100.0%

At March 31, 2012, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activity	14.8%
Diversified REITs	10.1
Office REITs	10.9
Real Estate Development	5.6
Real Estate Operating Companies	10.1
Residential REITs	8.6
Retail REITs	22.3
Specialized REITs	11.8
Industrial REITs	3.8
Homebuilding	2.0

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the Global Real Estate Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Australian Dollar	192	United States Dollar	200	6/20/12	$3
British Pound	125	United States Dollar	200	6/20/12	—*
British Pound	291	United States Dollar	460	6/20/12	(5)
Canadian Dollar	343	United States Dollar	345	6/20/12	2
Canadian Dollar	199	United States Dollar	200	6/20/12	1
Euro	2,277	United States Dollar	3,000	6/20/12	(38)
Hong Kong Dollar	23,279	United States Dollar	3,000	6/20/12	1
Hong Kong Dollar	4,192	United States Dollar	540	6/20/12	—*
Hong Kong Dollar	2,329	United States Dollar	300	6/20/12	—*
Japanese Yen	20,764	United States Dollar	250	6/20/12	(1)
Japanese Yen	38,079	United States Dollar	455	6/20/12	(5)
Swiss Franc	577	United States Dollar	630	6/20/12	(9)
United States Dollar	73	Australian Dollar	70	6/20/12	(1)
United States Dollar	100	Australian Dollar	96	6/20/12	(2)
United States Dollar	388	British Pound	245	6/20/12	4
United States Dollar	300	British Pound	188	6/20/12	—*
United States Dollar	252	Canadian Dollar	250	6/20/12	(2)
United States Dollar	400	Canadian Dollar	397	6/20/12	(2)
United States Dollar	3,000	Euro	2,265	6/20/12	23
United States Dollar	560	Euro	427	6/20/12	10
United States Dollar	500	Euro	374	6/20/12	(1)
United States Dollar	800	Hong Kong Dollar	6,213	6/20/12	—*
United States Dollar	1,428	Hong Kong Dollar	11,081	6/20/12	(1)
United States Dollar	3,000	Hong Kong Dollar	23,281	6/20/12	(1)
United States Dollar	1,141	Japanese Yen	95,085	6/20/12	9
United States Dollar	600	Japanese Yen	49,635	6/20/12	—*
United States Dollar	145	Singapore Dollar	182	6/20/12	—*
United States Dollar	620	Swiss Franc	566	6/20/12	8

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES (000s)
United States Dollar	112	Swiss Franc	103	6/20/12	$2

Total					$(5)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summerized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Real Estate Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$–	$13,222	$–	$13,222
Financials	331,457	361,448	–	692,905
Convertible Bonds
Financials	–	18	–	18
Rights	4	–	–	4
Investment Companies	8,343	1,273	–	9,616
Total Investments	$339,804	$375,961	$–	$715,765

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$375	$–	$–	$375
Foreign Currency
Exchange Contracts	–	63	–	63
Liabilities
Futures Contracts	(125)	–	–	(125)
Foreign Currency
Exchange Contracts	–	(68)	–	(68)
Total Other Financial Instruments	$250	$(5)	$–	$245

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2012

decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/12 (000s)
Common Stock
Financials	$830	$ –	$ –	$ –	$(347)	$ –	$(483) (1)	$ –	$ –	$ –

(1)	This security was the target of an acquisition completed on April 5, 2011. The acquiring security was classified as a Level 2 investment at March 31, 2012.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9%

Australia – 4.1%

AGL Energy Ltd.	4,135	$63

Alumina Ltd.	25,639	33

Amcor Ltd.	11,862	91

AMP Ltd.	27,090	121

Australia & New Zealand Banking

Group Ltd.	24,771	597

Bendigo and Adelaide Bank Ltd.	3,278	26

Boral Ltd.	7,360	31

Brambles Ltd.	14,119	104

CFS Retail Property Trust	18,980	35

Coca-Cola Amatil Ltd.	5,121	66

Commonwealth Bank of Australia	14,796	768

Computershare Ltd.	4,257	40

Dexus Property Group	48,173	43

Fortescue Metals Group Ltd.	11,471	69

Goodman Group	66,240	47

GPT Group	16,043	52

Insurance Australia Group Ltd.	18,854	67

Lend Lease Group	5,182	40

Metcash Ltd.	7,871	35

Mirvac Group	32,665	40

National Australia Bank Ltd.	20,729	528

Newcrest Mining Ltd.	7,111	219

Orica Ltd.	3,332	97

Origin Energy Ltd.	10,248	142

OZ Minerals Ltd.	2,931	30

Santos Ltd.	8,946	132

SP AusNet	12,807	14

Stockland	21,978	67

Toll Holdings Ltd.	6,927	42

Transurban Group	11,686	68

Westpac Banking Corp.	28,490	646
Woolworths Ltd.	11,428	308
		4,661

Austria – 0.1%

OMV A.G.	1,595	56

Telekom Austria A.G.	3,247	38
Verbund A.G.	553	17
		111

Belgium – 0.2%

Bekaert N.V.	310	10

Colruyt S.A.	634	25

Delhaize Group S.A.	956	50

KBC Groep N.V.	1,509	38
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Belgium – 0.2% continued

Solvay S.A., Class A	542	$64
Umicore S.A.	1,079	60
		247

Canada – 5.7%

Agnico-Eagle Mines Ltd.	1,700	57

Agrium, Inc.	1,490	129

ARC Resources Ltd.	2,854	66

Bank of Nova Scotia	10,218	572

BCE, Inc.	2,449	98

Bombardier, Inc., Class B	12,842	53

Bonavista Energy Corp.	1,363	28

CAE, Inc.	2,743	28

Canadian National Railway Co.	4,148	330

Canadian Pacific Railway Ltd.	1,558	118

Canadian Tire Corp. Ltd., Class A	729	47

Canadian Utilities Ltd., Class A	796	52

Cenovus Energy, Inc.	7,032	253

CGI Group, Inc., Class A*	2,100	47

Crescent Point Energy Corp.	2,666	115

Empire Co. Ltd., Class A	300	17

Enbridge, Inc.	7,002	272

Enerplus Corp.	1,721	39

Finning International, Inc.	1,618	45

Franco-Nevada Corp.	1,195	51

Gildan Activewear, Inc.	1,213	33

Inmet Mining Corp.	458	26

Kinross Gold Corp.	10,843	106

Loblaw Cos. Ltd.	1,072	37

Metro, Inc.	974	52

New Gold, Inc.*	4,000	39

Nexen, Inc.	4,949	91

Open Text Corp.*	500	31

Osisko Mining Corp.*	3,117	36

Pacific Rubiales Energy Corp.	2,414	71

Penn West Petroleum Ltd.	4,451	87

Potash Corp. of Saskatchewan, Inc.	8,095	370

Research In Motion Ltd.*	4,600	67

Ritchie Bros Auctioneers, Inc.	759	18

Rogers Communications, Inc., Class B	3,705	147

Royal Bank of Canada	13,507	783

Saputo, Inc.	1,314	57

Silver Wheaton Corp.	3,300	109

Suncor Energy, Inc.	14,847	485

Talisman Energy, Inc.	9,677	122

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Canada – 5.7% continued

Teck Resources Ltd., Class B	5,444	$194

Tim Hortons, Inc.	1,500	80

Toronto-Dominion Bank (The)	8,445	717

TransAlta Corp.	2,043	38

Valeant Pharmaceuticals

International, Inc. *	2,600	139

Vermilion Energy, Inc.	874	40

Viterra, Inc.	3,417	54
Yamana Gold, Inc.	6,908	108
		6,554

Denmark – 0.7%

Danske Bank A/S *	6,213	105

DSV A/S	1,702	39

Novo Nordisk A/S, Class B	3,990	553

Novozymes A/S, Class B	2,288	67

Tryg A/S	208	12
Vestas Wind Systems A/S *	1,882	19
		795

Finland – 0.3%

Kesko OYJ, Class B	585	19

Metso OYJ	1,212	52

Neste Oil OYJ	958	12

Nokia OYJ	35,423	194

Sanoma OYJ	586	7

Stora Enso OYJ, Class R	5,854	43
UPM-Kymmene OYJ	4,846	66
		393

France – 2.7%

Air Liquide S.A.	2,681	358

Bouygues S.A.	1,751	54

Bureau Veritas S.A.	505	44

Carrefour S.A.	5,467	131

Casino Guichard Perrachon S.A.	521	51

Christian Dior S.A.	508	78

Cie de Saint-Gobain	3,786	169

Cie Generale de Geophysique-Veritas *	1,383	41

CNP Assurances	1,523	24

Danone	5,512	384

Dassault Systemes S.A.	570	52

France Telecom S.A.	17,541	260

Gecina S.A.	175	18

Imerys S.A.	274	17

JCDecaux S.A. *	528	16
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

France – 2.7% continued

Lagardere S.C.A.	1,210	$37

L’Oreal S.A.	2,228	275

Peugeot S.A.	2,191	35

Renault S.A.	1,775	94

Schneider Electric S.A.	4,549	297

Societe BIC S.A.	246	25

Societe Television Francaise 1	935	12

Suez Environnement Co.	2,686	41

Technip S.A.	948	112

Unibail-Rodamco S.E.	867	174

Veolia Environnement S.A.	3,453	57
Vinci S.A.	4,292	224
		3,080

Germany – 2.8%

Adidas A.G.	2,005	157

BASF S.E.	8,632	756

Bayerische Motoren Werke A.G.	3,121	281

Beiersdorf A.G.	895	58

Deutsche Boerse A.G.	1,838	124

Deutsche Lufthansa A.G. (Registered)	2,359	33

Deutsche Post A.G. (Registered)	8,003	154

Fraport A.G. Frankfurt Airport

Services Worldwide	323	20

GEA Group A.G.	1,646	57

HeidelbergCement A.G.	1,266	77

Henkel A.G. & Co. KGaA	1,160	72

Hochtief A.G.	449	27

K+S A.G. (Registered)	1,652	86

Linde A.G.	1,588	285

Merck KGaA	601	67

Metro A.G.	1,195	46

Muenchener Rueckversicherungs A.G. (Registered)	1,685	254

Salzgitter A.G.	428	24

SAP A.G.	8,635	603

Suedzucker A.G.	716	23
Wacker Chemie A.G.	114	10
		3,214

Greece – 0.0%
Coca Cola Hellenic Bottling Co. S.A. *	1,896	36

Hong Kong – 0.5%

Cathay Pacific Airways Ltd.	13,000	24

CLP Holdings Ltd.	18,099	156

Hang Seng Bank Ltd.	7,178	95

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Hong Kong – 0.5% continued

Hong Kong & China Gas Co. Ltd.	46,015	$118

Li & Fung Ltd.	52,000	119
MTR Corp. Ltd.	14,291	51
		563

Ireland – 0.3%

CRH PLC	6,844	140

Experian PLC	9,224	144
Kerry Group PLC, Class A	1,279	59
		343

Israel – 0.0%
Delek Group Ltd.	29	6

Italy – 1.5%

A2A S.p.A.	8,006	6

Assicurazioni Generali S.p.A.	11,044	171

Atlantia S.p.A.	3,059	51

Autogrill S.p.A.	824	9

Enel Green Power S.p.A.	16,590	31

ENI S.p.A.	22,582	529

Fiat Industrial S.p.A. *	7,107	76

Intesa Sanpaolo S.p.A.	93,609	168

Intesa Sanpaolo S.p.A. (RSP)	10,746	17

Pirelli & C. S.p.A.	2,308	27

Saipem S.p.A.	2,455	127

Snam S.p.A.	14,484	70

Telecom Italia S.p.A.	90,152	107

Tenaris S.A.	4,375	84

Terna Rete Elettrica Nazionale S.p.A.	11,270	45
UniCredit S.p.A.	37,483	188
		1,706

Japan – 10.2%

Aeon Co. Ltd.	5,900	78

Aeon Credit Service Co. Ltd.	590	9

Aeon Mall Co. Ltd.	600	14

Air Water, Inc.	2,000	26

Aisin Seiki Co. Ltd.	1,800	64

Ajinomoto Co., Inc.	6,000	76

All Nippon Airways Co. Ltd.	9,000	27

Asahi Glass Co. Ltd.	9,000	77

Asahi Kasei Corp.	12,000	74

Asics Corp.	1,500	17

Astellas Pharma, Inc.	4,200	174

Bank of Kyoto (The) Ltd.	3,461	32

Benesse Holdings, Inc.	700	35
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Japan – 10.2% continued

Brother Industries Ltd.	2,100	$29

Canon, Inc.	10,600	505

Casio Computer Co. Ltd. *	2,700	19

Central Japan Railway Co.	14	116

Chugai Pharmaceutical Co. Ltd.	1,910	35

Chugoku Electric Power (The) Co., Inc.	2,600	48

Coca-Cola West Co. Ltd.	474	8

Cosmo Oil Co. Ltd.	7,000	19

Dai Nippon Printing Co. Ltd.	5,000	51

Daicel Corp.	3,000	19

Daido Steel Co. Ltd.	3,000	21

Dai-ichi Life Insurance (The) Co. Ltd.	85	119

Daikin Industries Ltd.	2,100	57

Dainippon Sumitomo Pharma Co. Ltd.	1,235	13

Daiwa House Industry Co. Ltd.	5,000	67

Denki Kagaku Kogyo K.K.	4,000	16

Denso Corp.	4,500	152

East Japan Railway Co.	3,200	202

Eisai Co. Ltd.	2,405	96

FamilyMart Co. Ltd.	700	30

Fast Retailing Co. Ltd.	500	115

Fuji Heavy Industries Ltd.	5,608	46

FUJIFILM Holdings Corp.	4,500	107

Fujitsu Ltd.	17,000	90

Furukawa Electric Co. Ltd.	7,000	19

Hino Motors Ltd.	3,000	22

Hiroshima Bank (The) Ltd.	5,684	26

Hitachi Chemical Co. Ltd.	817	15

Hitachi Construction Machinery Co. Ltd.	1,000	22

Hitachi High-Technologies Corp.	443	11

Hitachi Metals Ltd.	2,000	25

Honda Motor Co. Ltd.	15,300	588

Ibiden Co. Ltd.	1,000	26

Idemitsu Kosan Co. Ltd.	200	20

INPEX Corp.	21	143

Isetan Mitsukoshi Holdings Ltd.	3,300	39

Japan Steel Works (The) Ltd.	3,000	21

JS Group Corp.	2,500	53

JSR Corp.	1,600	33

JTEKT Corp.	1,900	23

Kaneka Corp.	2,000	12

Kansai Paint Co. Ltd.	2,000	20

Kao Corp.	5,100	135

Kawasaki Kisen Kaisha Ltd. *	7,000	16

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Japan – 10.2% continued

KDDI Corp.	27	$176

Keikyu Corp.	4,000	35

Keio Corp.	5,000	36

Kikkoman Corp.	2,000	23

Kobe Steel Ltd.	24,551	40

Komatsu Ltd.	8,800	252

Konica Minolta Holdings, Inc.	5,000	44

Kubota Corp.	11,000	106

Kuraray Co. Ltd.	3,300	47

Kyocera Corp.	1,400	130

Lawson, Inc.	600	38

Makita Corp.	1,100	45

Marubeni Corp.	15,123	110

Marui Group Co. Ltd.	2,400	20

MEIJI Holdings Co. Ltd.	721	32

Mitsubishi Chemical Holdings Corp.	12,000	65

Mitsubishi Electric Corp.	18,000	160

Mitsubishi Gas Chemical Co., Inc.	4,000	27

Mitsubishi Motors Corp.*	35,910	41

Mitsubishi UFJ Financial Group, Inc.	119,600	601

Mitsubishi UFJ Lease & Finance Co. Ltd.	613	27

Mitsui Chemicals, Inc.	8,000	24

Mitsui Fudosan Co. Ltd.	8,000	155

Mitsui O.S.K. Lines Ltd.	11,000	49

Mizuho Financial Group, Inc.	215,773	355

MS&AD Insurance Group Holdings	5,252	109

Murata Manufacturing Co. Ltd.	1,915	115

NGK Insulators Ltd.	2,000	29

Nidec Corp.	1,000	91

Nikon Corp.	3,200	98

Nippon Meat Packers, Inc.	2,000	26

Nippon Steel Corp.	47,000	130

Nissan Motor Co. Ltd.	23,700	254

Nisshin Seifun Group, Inc.	1,500	18

Nisshin Steel Co. Ltd.	6,000	10

Nissin Foods Holdings Co. Ltd.	500	19

Nitto Denko Corp.	1,500	61

Nomura Holdings, Inc.	34,000	152

Nomura Research Institute Ltd.	1,066	27

NSK Ltd.	4,000	31

NTN Corp.	4,000	17

NTT Data Corp.	11	39

NTT DoCoMo, Inc.	142	237

NTT Urban Development Corp.	9	7
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Japan – 10.2% continued

Odakyu Electric Railway Co. Ltd.	6,000	$57

Omron Corp.	2,000	43

Osaka Gas Co. Ltd.	17,000	68

Panasonic Corp.	20,800	192

Ricoh Co. Ltd.	6,000	59

Rohm Co. Ltd.	900	44

Santen Pharmaceutical Co. Ltd.	800	34

Secom Co. Ltd.	1,900	93

Seiko Epson Corp.	1,016	14

Sekisui Chemical Co. Ltd.	4,000	35

Sekisui House Ltd.	6,000	59

Seven & I Holdings Co. Ltd.	7,000	209

Sharp Corp.	9,000	66

Shikoku Electric Power Co., Inc.	1,700	48

Shimizu Corp.	5,000	20

Shin-Etsu Chemical Co. Ltd.	3,800	221

Shinsei Bank Ltd.	11,000	15

Shizuoka Bank (The) Ltd.	6,000	62

Showa Shell Sekiyu K.K.	1,400	9

Softbank Corp.*	8,200	244

Sony Corp.	9,400	196

Stanley Electric Co. Ltd.	1,133	18

Sumitomo Chemical Co. Ltd.	15,000	64

Sumitomo Electric Industries Ltd.	7,300	101

Sumitomo Metal Industries Ltd.	32,000	65

Sumitomo Metal Mining Co. Ltd.	5,000	71

Sumitomo Rubber Industries Ltd.	1,800	24

Suruga Bank Ltd.	2,170	22

Suzuken Co. Ltd.	553	17

Suzuki Motor Corp.	3,071	74

Sysmex Corp.	771	31

T&D Holdings, Inc.	5,200	61

Taiyo Nippon Sanso Corp.	2,000	14

Takashimaya Co. Ltd.	3,000	25

Takeda Pharmaceutical Co. Ltd.	7,400	327

TDK Corp.	1,100	63

Teijin Ltd.	9,000	30

Tobu Railway Co. Ltd.	10,000	53

Toho Gas Co. Ltd.	4,000	24

Tokyo Gas Co. Ltd.	23,000	109

Tokyu Corp.	11,000	52

TonenGeneral Sekiyu K.K.	3,000	28

Toppan Printing Co. Ltd.	5,000	39

Toray Industries, Inc.	14,000	105

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Japan – 10.2% continued

Tosoh Corp.	4,000	$11

TOTO Ltd.	3,000	23

Toyo Seikan Kaisha Ltd.	1,700	24

Toyoda Gosei Co. Ltd.	500	10

Toyota Boshoku Corp.	500	6

Toyota Industries Corp.	1,700	52

Toyota Tsusho Corp.	2,300	47

Tsumura & Co.	700	20

Ube Industries Ltd.	10,000	27

Ushio, Inc.	800	11

Yakult Honsha Co. Ltd.	900	31

Yamada Denki Co. Ltd.	756	47

Yamaha Corp.	1,100	12

Yamaha Motor Co. Ltd.	2,700	37

Yamato Holdings Co. Ltd.	3,700	58

Yamazaki Baking Co. Ltd.	859	12
Yokogawa Electric Corp.	2,300	23
		11,716

Netherlands – 1.4%

Akzo Nobel N.V.	2,260	133

ASML Holding N.V.	3,992	199

Delta Lloyd N.V.	820	14

Fugro N.V. - CVA	670	48

Koninklijke Ahold N.V.	10,955	152

Koninklijke DSM N.V.	1,486	86

Koninklijke Philips Electronics N.V.	9,458	192

LyondellBasell Industries N.V., Class A	2,645	116

Randstad Holding N.V.	1,167	44

Unilever N.V. - CVA	15,285	520
Wolters Kluwer N.V.	2,961	56
		1,560

New Zealand – 0.1%

Auckland International Airport Ltd.	11,182	22

Contact Energy Ltd.*	3,125	12
Fletcher Building Ltd.	6,808	38
		72

Norway – 0.7%

Aker Solutions ASA	1,622	27

DNB ASA	9,297	119

Norsk Hydro ASA	9,058	49

Orkla ASA	7,150	57

Statoil ASA	10,514	285

Telenor ASA	6,776	126
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Norway – 0.7% continued
Yara International ASA	1,717	$82
		745

Portugal – 0.1%

Energias de Portugal S.A.	16,851	49

Galp Energia SGPS S.A., Class B	2,320	38

Jeronimo Martins SGPS S.A.*	2,152	44
Portugal Telecom SGPS S.A. (Registered)	6,139	34
		165

Singapore – 0.2%

CapitaMall Trust	20,000	29

Flextronics International Ltd.*	7,053	51

SembCorp Industries Ltd.	10,000	42
Singapore Airlines Ltd.	6,000	51
		173

Spain – 1.8%

Abertis Infraestructuras S.A.	3,671	62

Acciona S.A.	196	14

ACS Actividades de Construccion y Servicios S.A.	1,387	36

Banco Bilbao Vizcaya Argentaria S.A.	44,204	351

Banco de Sabadell S.A.	20,720	57

Banco Santander S.A.	80,691	620

Bankinter S.A.	2,080	11

Distribuidora Internacional de Alimentacion S.A.*	6,045	30

EDP Renovaveis S.A.*	1,604	8

Enagas S.A.	1,886	36

Ferrovial S.A.	3,419	39

Fomento de Construcciones y Contratas S.A.	445	10

Gas Natural SDG S.A.	3,259	52

Grifols S.A.*	1,110	24

Grifols S.A., Class B*	111	2

Iberdrola S.A.	36,382	206

Inditex S.A.	2,015	193

Indra Sistemas S.A.	889	11

International Consolidated Airlines Group S.A.*	7,746	22

Red Electrica Corp. S.A.	1,018	50

Repsol YPF S.A.	7,402	186
Zardoya Otis S.A.	1,615	21
		2,041

Sweden – 1.8%

Alfa Laval AB	3,138	65

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Sweden – 1.8% continued

Assa Abloy AB, Class B	2,929	$92

Boliden AB	2,670	42

Electrolux AB, Class B	2,292	48

Hennes & Mauritz AB, Class B	9,602	347

Hexagon AB, Class B	2,413	47

Holmen AB, Class B	383	11

Investment AB Kinnevik, Class B	1,972	46

Modern Times Group AB, Class B	496	27

Nordea Bank AB	24,386	222

Sandvik AB	9,250	133

Scania AB, Class B	3,009	63

Skandinaviska Enskilda Banken AB, Class A	13,078	93

Skanska AB, Class B	3,808	66

SKF AB, Class B	3,685	90

SSAB AB, Class A	1,306	12

Svenska Cellulosa AB, Class B	5,325	92

Svenska Handelsbanken AB, Class A	4,651	148

Swedbank AB, Class A	7,633	119

TeliaSonera AB	20,320	142
Volvo AB, Class B	12,899	188
		2,093

Switzerland – 3.4%

Adecco S.A. (Registered)*	1,253	66

Aryzta A.G.*	824	41

Cie Financiere Richemont S.A., Class A (Bearer)	4,946	311

Geberit A.G. (Registered)*	365	76

Givaudan S.A. (Registered)*	78	75

Lindt & Spruengli A.G. (Registered)	1	37

Lindt & Spruengli A.G. (Participation Certificate)	8	26

Noble Corp. *	2,400	90

Novartis A.G. (Registered)	21,909	1,214

Roche Holding A.G. (Genusschein)	6,595	1,148

Sika A.G. (Bearer)	20	43

STMicroelectronics N.V.	6,046	49

Swiss Re A.G. *	3,210	205

Swisscom A.G. (Registered)	216	87

Syngenta A.G. (Registered) *	891	307
Wolseley PLC	2,680	102
		3,877

United Kingdom – 9.6%

Aggreko PLC	2,566	92
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United Kingdom – 9.6% continued

AMEC PLC	3,087	$55

Antofagasta PLC	3,874	72

Associated British Foods PLC	3,214	63

Balfour Beatty PLC	7,159	33

Barclays PLC	109,041	412

BG Group PLC	31,895	740

British Land Co. PLC	7,900	61

British Sky Broadcasting Group PLC	10,403	112

Bunzl PLC	3,253	52

Burberry Group PLC	4,120	99

Capita PLC	5,707	67

Capital Shopping Centres Group PLC	5,333	28

Compass Group PLC	17,829	187

Fresnillo PLC	1,583	41

GlaxoSmithKline PLC	47,387	1,058

HSBC Holdings PLC	167,877	1,490

International Power PLC	14,646	95

Intertek Group PLC	1,463	59

Invensys PLC	6,914	22

J. Sainsbury PLC	11,470	57

Johnson Matthey PLC	1,999	75

Kingfisher PLC	22,639	111

Land Securities Group PLC	7,171	83

Lonmin PLC	1,377	23

Marks & Spencer Group PLC	15,244	92

National Grid PLC	33,633	339

Old Mutual PLC	51,883	132

Pearson PLC	7,830	146

Petrofac Ltd.	2,369	66

Prudential PLC	23,708	284

Randgold Resources Ltd.	848	74

Reckitt Benckiser Group PLC	5,851	331

Rexam PLC	8,344	57

Royal Bank of Scotland Group PLC *	175,630	78

RSA Insurance Group PLC	32,227	54

Segro PLC	6,347	24

Severn Trent PLC	2,143	53

Smiths Group PLC	3,574	60

SSE PLC	9,035	192

Standard Chartered PLC	22,387	558

Standard Life PLC	21,410	79

Subsea 7 S.A. *	2,619	69

Tate & Lyle PLC	4,380	49

TESCO PLC	75,598	399

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United Kingdom – 9.6% – continued

Tullow Oil PLC	8,383	$205

Unilever PLC	12,100	399

United Utilities Group PLC	6,249	60

Vodafone Group PLC	471,985	1,303

Whitbread PLC	1,638	48

WM Morrison Supermarkets PLC	19,742	94

WPP PLC	11,658	159
Xstrata PLC	19,623	336
		10,927

United States – 47.7%

3M Co.	6,216	555

Abbott Laboratories	14,600	895

Accenture PLC, Class A	6,000	387

ACE Ltd.	3,184	233

Adobe Systems, Inc. *	4,689	161

Advance Auto Parts, Inc.	700	62

Advanced Micro Devices, Inc. *	5,600	45

Aetna, Inc.	3,363	169

Aflac, Inc.	4,345	200

Agilent Technologies, Inc.	3,360	150

Air Products & Chemicals, Inc.	2,022	186

Airgas, Inc.	690	61

Alcoa, Inc.	10,300	103

Alleghany Corp. *	100	33

Allegheny Technologies, Inc.	900	37

Alliant Energy Corp.	1,200	52

American Express Co.	9,816	568

American Tower Corp.	3,700	233

American Water Works Co., Inc.	1,700	58

Ameriprise Financial, Inc.	2,100	120

AMETEK, Inc.	1,500	73

Analog Devices, Inc.	2,805	113

Annaly Capital Management, Inc.	9,000	142

Apache Corp.	3,599	361

Applied Materials, Inc.	12,391	154

Arch Capital Group Ltd. *	1,400	52

Assurant, Inc.	800	32

Autodesk, Inc. *	2,200	93

Autoliv, Inc.	813	55

AutoZone, Inc. *	213	79

Avery Dennison Corp.	1,000	30

Avon Products, Inc.	4,200	81

Axis Capital Holdings Ltd.	1,200	40

Ball Corp.	1,540	66
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Bank of New York Mellon (The) Corp.	11,438	$276

Baxter International, Inc.	5,231	313

BB&T Corp.	6,540	205

Becton, Dickinson and Co.	2,013	156

Bed Bath & Beyond, Inc. *	2,250	148

Berkshire Hathaway, Inc., Class B *	8,497	690

Best Buy Co., Inc.	2,925	69

Biogen Idec, Inc. *	2,230	281

BlackRock, Inc.	950	195

BorgWarner, Inc. *	1,060	89

Boston Properties, Inc.	1,470	154

Bristol-Myers Squibb Co.	15,883	536

C.H. Robinson Worldwide, Inc.	1,570	103

CA, Inc.	3,700	102

Cablevision Systems Corp. (New York Group), Class A	1,691	25

Calpine Corp. *	2,969	51

Cameron International Corp. *	2,300	122

Campbell Soup Co.	1,800	61

Capital One Financial Corp.	4,700	262

CarMax, Inc. *	2,100	73

CBRE Group, Inc., Class A *	2,723	54

Celanese Corp., Class A	1,400	65

CenterPoint Energy, Inc.	3,980	78

CenturyLink, Inc.	5,796	224

Charles Schwab (The) Corp.	10,213	147

Chesapeake Energy Corp.	6,141	142

Chipotle Mexican Grill, Inc. *	294	123

Chubb (The) Corp.	2,632	182

Cigna Corp.	2,669	131

Cimarex Energy Co.	800	60

Cincinnati Financial Corp.	1,500	52

Cisco Systems, Inc.	50,456	1,067

Cliffs Natural Resources, Inc.	1,300	90

Clorox (The) Co.	1,200	83

CME Group, Inc.	573	166

Cobalt International Energy, Inc. *	1,700	51

Coca-Cola Enterprises, Inc.	2,800	80

Cognizant Technology Solutions Corp., Class A *	2,830	218

Colgate-Palmolive Co.	4,564	446

Comerica, Inc.	1,800	58

ConAgra Foods, Inc.	3,800	100

Concho Resources, Inc. *	973	99

Consolidated Edison, Inc.	2,723	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Continental Resources, Inc. *	457	$39

Cooper Industries PLC	1,506	96

Coventry Health Care, Inc.	1,395	50

Crown Castle International Corp. *	2,657	142

CSX Corp.	9,780	210

Cummins, Inc.	1,759	211

Danaher Corp.	5,464	306

Darden Restaurants, Inc.	1,230	63

Deere & Co.	3,854	312

Dell, Inc. *	15,039	250

Denbury Resources, Inc. *	3,500	64

Devon Energy Corp.	3,605	256

Discover Financial Services	5,190	173

Discovery Communications, Inc., Class A *	1,300	66

Discovery Communications, Inc., Class C *	1,100	52

Dover Corp.	1,759	111

Dr Pepper Snapple Group, Inc.	2,089	84

DTE Energy Co.	1,600	88

Duke Realty Corp.	2,200	32

Dun & Bradstreet (The) Corp.	423	36

Eastman Chemical Co.	1,300	67

Eaton Corp.	3,000	150

Eaton Vance Corp.	1,200	34

Ecolab, Inc.	2,772	171

El Paso Corp.	7,300	216

EMC Corp. *	19,100	571

Emerson Electric Co.	6,855	358

EOG Resources, Inc.	2,589	288

EQT Corp.	1,305	63

Equifax, Inc.	1,200	53

Estee Lauder (The) Cos., Inc., Class A	2,200	136

Expeditors International of Washington, Inc.	2,090	97

Fastenal Co.	2,628	142

Federal Realty Investment Trust	600	58

Fifth Third Bancorp	8,602	121

Fluor Corp.	1,600	96

FMC Technologies, Inc. *	2,200	111

Ford Motor Co.	33,400	417

Franklin Resources, Inc.	1,508	187

Frontier Communications Corp.	9,100	38

GameStop Corp., Class A	1,300	28

Gap (The), Inc.	3,175	83

General Mills, Inc.	5,960	235

Genuine Parts Co.	1,420	89
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Genworth Financial, Inc., Class A *	4,672	$39

Gilead Sciences, Inc. *	7,062	345

Google, Inc., Class A *	2,402	1,540

Green Mountain Coffee Roasters, Inc. *	1,221	57

H.J. Heinz Co.	3,000	161

Harley-Davidson, Inc.	2,155	106

Hasbro, Inc.	1,000	37

HCP, Inc.	3,900	154

Health Care REIT, Inc.	2,000	110

Henry Schein, Inc. *	833	63

Hess Corp.	2,846	168

Hewlett-Packard Co.	18,683	445

Hormel Foods Corp.	1,400	41

Host Hotels & Resorts, Inc.	6,729	110

Hudson City Bancorp, Inc.	4,065	30

Humana, Inc.	1,547	143

IHS, Inc., Class A *	425	40

Illinois Tool Works, Inc.	4,021	230

Ingersoll-Rand PLC *	2,880	119

Integrys Energy Group, Inc.	700	37

Intel Corp.	47,795	1,344

IntercontinentalExchange, Inc. *	680	93

International Business Machines Corp.	11,061	2,308

International Flavors & Fragrances, Inc.	700	41

International Paper Co.	3,822	134

Intuit, Inc.	2,600	156

Invesco Ltd.	4,100	109

Iron Mountain, Inc.	1,400	40

J.B. Hunt Transport Services, Inc.	900	49

J.C. Penney Co., Inc.	1,412	50

J.M. Smucker (The) Co.	1,100	90

Jacobs Engineering Group, Inc. *	1,205	53

Johnson & Johnson	25,601	1,689

Johnson Controls, Inc.	6,321	205

Joy Global, Inc.	1,034	76

Kellogg Co.	2,300	123

KeyCorp	9,319	79

Kimberly-Clark Corp.	3,735	276

Kinder Morgan Management LLC *	867	65

Kinder Morgan Management LLC - (Fractional Shares) *	241,832	–

Kohl’s Corp.	2,300	115

Kraft Foods, Inc., Class A	15,763	599

Kroger (The) Co.	5,400	131

Legg Mason, Inc.	1,200	34

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Level 3 Communications, Inc. *	1,400	$36

Liberty Global, Inc., Class A *	1,300	65

Liberty Global, Inc., Class C *	1,100	53

Liberty Interactive Corp., Class A *	5,100	97

Liberty Property Trust	1,100	39

Life Technologies Corp. *	1,700	83

Lincoln National Corp.	2,930	77

Lowe’s Cos., Inc.	11,900	373

M&T Bank Corp.	1,041	90

Macerich (The) Co.	1,200	69

Macy’s, Inc.	3,900	155

Manpower, Inc.	700	33

Marathon Oil Corp.	6,600	209

Marriott International, Inc. - (Fractional Shares) *	40,652	–

Marriott International, Inc., Class A	2,616	99

Martin Marietta Materials, Inc.	475	41

Masco Corp.	3,540	47

Mattel, Inc.	3,248	109

McCormick & Co., Inc. (Non Voting)	1,100	60

McDonald’s Corp.	9,602	942

MDU Resources Group, Inc.	1,600	36

Mead Johnson Nutrition Co.	1,934	160

MeadWestvaco Corp.	1,638	52

Medco Health Solutions, Inc. *	3,600	253

Medtronic, Inc.	10,000	392

Merck & Co., Inc.	28,600	1,098

MetroPCS Communications, Inc. *	2,137	19

Mohawk Industries, Inc. *	565	38

Monster Beverage Corp. *	1,400	87

Motorola Mobility Holdings, Inc. *	2,735	107

Motorola Solutions, Inc.	2,608	133

NASDAQ OMX Group (The), Inc. *	1,300	34

National Oilwell Varco, Inc.	4,012	319

New York Community Bancorp, Inc.	4,000	56

Newell Rubbermaid, Inc.	2,715	48

Newfield Exploration Co. *	1,200	42

NextEra Energy, Inc.	3,782	231

NII Holdings, Inc. *	1,536	28

NIKE, Inc., Class B	3,330	361

NiSource, Inc.	2,500	61

Noble Energy, Inc.	1,700	166

Nordstrom, Inc.	1,557	87

Norfolk Southern Corp.	3,307	218

Northeast Utilities	1,600	59
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Northern Trust Corp.(1)(2)	2,000	$95

NSTAR	900	44

Nucor Corp.	3,074	132

NVIDIA Corp. *	5,754	89

NYSE Euronext	2,342	70

ONEOK, Inc.	900	74

Oracle Corp.	37,900	1,105

O’Reilly Automotive, Inc. *	1,200	110

Owens-Illinois, Inc. *	1,579	37

PACCAR, Inc.	3,075	144

Pall Corp.	1,100	66

Parker Hannifin Corp.	1,390	118

PartnerRe Ltd.	600	41

Patterson Cos., Inc.	781	26

Pentair, Inc.	1,000	48

People’s United Financial, Inc.	3,347	44

Pepco Holdings, Inc.	2,300	43

PepsiCo, Inc.	14,628	971

PetSmart, Inc.	1,000	57

PG&E Corp.	3,835	166

Pinnacle West Capital Corp.	1,000	48

Pioneer Natural Resources Co.	1,100	123

Pitney Bowes, Inc.	1,950	34

Plains Exploration & Production Co. *	1,300	55

PNC Financial Services Group, Inc.	4,929	318

Praxair, Inc.	2,844	326

Precision Castparts Corp.	1,400	242

Principal Financial Group, Inc.	2,902	86

Procter & Gamble (The) Co.	25,868	1,739

Progressive (The) Corp.	5,371	125

ProLogis, Inc.	4,295	155

Prudential Financial, Inc.	4,372	277

QEP Resources, Inc.	1,649	50

Quanta Services, Inc. *	1,800	38

Range Resources Corp.	1,500	87

Regency Centers Corp.	900	40

Regions Financial Corp.	13,383	88

RenaissanceRe Holdings Ltd.	518	39

Robert Half International, Inc.	1,200	36

Rock-Tenn Co., Class A	654	44

Rockwell Automation, Inc.	1,367	109

Rockwell Collins, Inc.	1,432	82

Roper Industries, Inc.	889	88

Ross Stores, Inc.	2,102	122

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Safeway, Inc.	3,300	$67

Salesforce.com, Inc. *	1,200	185

Sara Lee Corp.	5,100	110

SBA Communications Corp., Class A *	1,100	56

Sealed Air Corp.	1,800	35

SEI Investments Co.	1,200	25

Sempra Energy	2,227	134

Sherwin-Williams (The) Co.	800	87

Sigma-Aldrich Corp.	1,100	80

Simon Property Group, Inc.	2,741	399

Sims Metal Management Ltd.	1,743	27

Southwest Airlines Co.	2,200	18

Southwestern Energy Co. *	3,200	98

Spectra Energy Corp.	6,000	189

Sprint Nextel Corp. *	27,352	78

Staples, Inc.	6,355	103

Starbucks Corp.	7,012	392

Starwood Hotels & Resorts Worldwide, Inc.	1,780	100

State Street Corp.	4,726	215

Sunoco, Inc.	1,000	38

Superior Energy Services, Inc. *	1,378	36

Symantec Corp. *	7,000	131

Sysco Corp.	5,517	165

T.Rowe Price Group, Inc.	2,329	152

Target Corp.	5,971	348

Texas Instruments, Inc.	10,772	362

Thomson Reuters Corp.	3,397	98

Tiffany & Co.	1,167	81

Time Warner Cable, Inc.	3,000	245

TJX Cos., Inc.	7,036	279

Travelers (The) Cos., Inc.	3,897	231

Tyco International Ltd.	4,300	242

U.S. Bancorp	17,905	567

Ultra Petroleum Corp. *	1,400	32

United Parcel Service, Inc., Class B	6,741	544

Ventas, Inc.	2,700	154

VF Corp.	811	118

Virgin Media, Inc.	2,700	67

Vornado Realty Trust	1,636	138

W.R. Berkley Corp.	1,000	36

W.W. Grainger, Inc.	561	121

Washington Post (The) Co., Class B	50	19

Waste Management, Inc.	4,100	143

Waters Corp. *	900	83
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

United States – 47.7% – continued

Weatherford International Ltd. *	7,000	$106

WellPoint, Inc.	3,305	244

Whirlpool Corp.	760	58

Whiting Petroleum Corp. *	1,142	62

Whole Foods Market, Inc.	1,400	116

Williams (The) Cos., Inc.	5,500	169

Windstream Corp.	5,290	62

Wisconsin Energy Corp.	2,100	74

Xcel Energy, Inc.	4,700	124

Xerox Corp.	13,231	107

XL Group PLC	3,100	67
Yahoo!, Inc. *	11,300	172
		54,531
Total Common Stocks (3)
(Cost $94,329) (3)		109,609

PREFERRED STOCKS – 0.3%

Germany – 0.3%

Bayerische Motoren Werke A.G.	470	28

Henkel A.G. & Co. KGaA	1,679	123

ProSiebenSat.1 Media A.G.	612	15
Volkswagen A.G.	1,368	241
		407
Total Preferred Stocks (3)
(Cost $253) (3)		407

RIGHTS – 0.0%

France – 0.0%
Peugeot S.A.*	29	–
Total Rights (3)
(Cost $–) (3)		–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds - Diversified Assets Portfolio (4)(5)	2,523,168	$2,524
Total Investment Companies
(Cost $2,524)		2,524

Total Investments – 98.4%
(Cost $97,106)		112,540
Other Assets less Liabilities – 1.6%		1,784
NET ASSETS – 100.0%		$114,324

(1)

At March 31, 2011, the value of the Fund’s investment in Northern Trust Corp. was approximately $88,000. There were gross purchases of approximately $12,000, and no sales during the fiscal year ended March 31, 2012. The change in net unrealized depreciation during the fiscal year ended March 31, 2012, was approximately $5,000.

(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)

At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $792,000 with net purchases of approximately $1,732,000 during the fiscal year ended March 31, 2012.

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Global Sustainability Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	23	$739	Long	6/12	$(16)
FTSE 100 Index (British Pound)	7	641	Long	6/12	(6)
Nikkei 225 (Japanese Yen)	8	491	Long	6/12	14
S&P 500 (United States Dollar)	31	2,175	Long	6/12	58
S&P/TSX 60 (Canadian Dollar)	1	141	Long	6/12	1

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
SPI 200 (Australian Dollar)	1	$112	Long	6/12	$2

Total					$53

At March 31, 2012, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	49.7%
Euro	11.9
Japanese Yen	10.7
British Pound	10.1
Canadian Dollar	6.0
All other currencies less than 5%	11.6

Total	100.0%

At March 31, 2012, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.1%
Consumer Staples	10.2
Energy	8.0
Financials	20.8
Health Care	11.0
Industrials	11.3
Information Technology	12.8
Materials	8.0
Telecommunication Services	3.3
Utilities	3.5

Total	100.0%

At March 31, 2012, the Global Sustainability Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Australian Dollar	86	United States Dollar	90	6/20/12	$2
Canadian Dollar	119	United States Dollar	120	6/20/12	1
United States Dollar	27	Australian Dollar	26	6/20/12	–*
United States Dollar	140	Australian Dollar	137	6/20/12	–*

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2012

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	81	British Pound	51	6/20/12	$1
United States Dollar	170	British Pound	107	6/20/12	1
United States Dollar	179	Canadian Dollar	178	6/20/12	(1)
United States Dollar	111	Canadian Dollar	111	6/20/12	–*
United States Dollar	160	Euro	121	6/20/12	1
United States Dollar	184	Euro	140	6/20/12	3
United States Dollar	135	Japanese Yen	11,250	6/20/12	1

Total					$9

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Sustainability Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$6,820	$5,150	$–	$11,970
Consumer Staples	6,474	4,616	–	11,090
Energy	5,644	3,173	–	8,817
Financials	11,257	11,614	–	22,871
Health Care	7,239	4,813	–	12,052
Industrials	6,508	5,935	–	12,443
Information Technology	11,540	2,564	–	14,104
Materials	3,196	5,594	–	8,790
Telecommunication Services	928	2,753	–	3,681
Utilities	1,708	2,083	–	3,791
Preferred Stocks
Consumer Discretionary	–	284	–	284
Consumer Staples	–	123	–	123
Investment Companies	2,524	–	–	2,524
Total Investments	$63,838	$48,702	$–	$112,540
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$75	$–	$–	$75
Foreign Currency Exchange Contracts	–	10	–	10
Liabilities
Futures Contracts	(22)	–	–	(22)
Foreign Currency Exchange Contracts	–	(1)	–	(1)
Total Other Financial Instruments	$53	$9	$–	$62

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1%

Australia – 8.0%

AGL Energy Ltd.	69,398	$1,060

Alumina Ltd.	374,335	479

Amcor Ltd.	185,302	1,428

AMP Ltd.	427,472	1,913

APA Group	82,912	440

Asciano Ltd.	149,126	758

ASX Ltd.	27,055	930

Australia & New Zealand Banking Group Ltd.	401,039	9,663

Bendigo and Adelaide Bank Ltd.	56,462	453

BGP Holdings PLC – (Fractional Shares) *	980,773	–

BHP Billiton Ltd.	489,714	17,705

Boral Ltd.	113,875	475

Brambles Ltd.	223,885	1,647

Caltex Australia Ltd.	21,198	305

Campbell Brothers Ltd.	10,276	716

CFS Retail Property Trust	289,233	536

Coca-Cola Amatil Ltd.	87,663	1,135

Cochlear Ltd.	8,777	563

Commonwealth Bank of Australia	237,802	12,341

Computershare Ltd.	68,226	636

Crown Ltd.	71,811	646

CSL Ltd.	79,888	2,970

Dexus Property Group	730,674	658

Echo Entertainment Group Ltd.	103,600	472

Fairfax Media Ltd.	345,507	260

Fortescue Metals Group Ltd.	194,012	1,168

Goodman Group	1,047,063	750

GPT Group	265,470	858

Harvey Norman Holdings Ltd.	81,078	169

Iluka Resources Ltd.	63,268	1,166

Incitec Pivot Ltd.	252,068	823

Insurance Australia Group Ltd.	322,084	1,139

James Hardie Industries S.E.	67,241	537

Leighton Holdings Ltd.	23,233	513

Lend Lease Group	82,687	640

Lynas Corp. Ltd. *	276,158	313

Macquarie Group Ltd.	52,797	1,591

Metcash Ltd.	117,564	524

Mirvac Group	516,153	626

National Australia Bank Ltd.	335,747	8,556

Newcrest Mining Ltd.	116,564	3,586

Orica Ltd.	54,970	1,593

Origin Energy Ltd.	161,472	2,233

OZ Minerals Ltd.	49,452	500

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Australia – 8.0% – continued

Qantas Airways Ltd. *	177,810	$329

QBE Insurance Group Ltd.	166,494	2,449

QR National Ltd.	264,750	1,023

Ramsay Health Care Ltd.	19,866	402

Rio Tinto Ltd.	66,266	4,491

Santos Ltd.	143,304	2,118

Sims Metal Management Ltd.	25,406	387

Sonic Healthcare Ltd.	56,968	740

SP AusNet	218,988	244

Stockland	367,561	1,121

Suncorp Group Ltd.	195,477	1,701

Sydney Airport	60,738	181

TABCORP Holdings Ltd.	108,688	306

Tatts Group Ltd.	206,694	532

Telstra Corp. Ltd.	661,837	2,255

Toll Holdings Ltd.	102,870	626

Transurban Group	201,239	1,171

Wesfarmers Ltd.	153,187	4,764

Westfield Group	332,864	3,062

Westfield Retail Trust	446,941	1,194

Westpac Banking Corp.	462,266	10,483

Woodside Petroleum Ltd.	96,696	3,487

Woolworths Ltd.	185,231	4,984
WorleyParsons Ltd.	30,023	890
		134,414

Austria – 0.2%

Erste Group Bank A.G.	29,779	686

Immofinanz A.G. *	147,143	535

OMV A.G.	25,069	891

Raiffeisen Bank International A.G.	7,885	278

Telekom Austria A.G.	49,504	577

Verbund A.G.	11,066	337

Vienna Insurance Group A.G. Wiener Versicherung Gruppe	5,605	247
Voestalpine A.G.	16,590	558
		4,109

Belgium – 1.0%

Ageas	334,900	735

Anheuser-Busch InBev N.V.	122,387	8,918

Bekaert N.V.	6,189	199

Belgacom S.A.	23,297	749

Colruyt S.A.	11,329	455

Delhaize Group S.A.	15,491	814

Groupe Bruxelles Lambert S.A.	12,379	958

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Belgium – 1.0% – continued

KBC Groep N.V.	24,434	$612

Mobistar S.A.	4,327	216

Solvay S.A., Class A	8,995	1,064

UCB S.A.	15,248	659
Umicore S.A.	17,441	962
		16,341

Denmark – 1.1%

A.P. Moller – Maersk A/S, Class A	83	612

A.P. Moller – Maersk A/S, Class B	200	1,548

Carlsberg A/S, Class B	16,249	1,345

Coloplast A/S, Class B	3,595	624

Danske Bank A/S *	99,176	1,684

DSV A/S	31,104	706

Novo Nordisk A/S, Class B	64,876	8,998

Novozymes A/S, Class B	35,752	1,042

TDC A/S	55,142	402

Tryg A/S	3,835	216

Vestas Wind Systems A/S *	30,790	313
William Demant Holding A/S *	3,578	334
		17,824

Finland – 0.8%

Elisa OYJ	22,094	529

Fortum OYJ *	67,544	1,639

Kesko OYJ, Class B	9,914	321

Kone OYJ, Class B	23,559	1,312

Metso OYJ	19,694	841

Neste Oil OYJ	20,007	246

Nokia OYJ	570,507	3,122

Nokian Renkaat OYJ	16,956	826

Orion OYJ, Class B	14,021	277

Pohjola Bank PLC, Class A	21,129	234

Sampo OYJ, Class A	64,265	1,856

Sanoma OYJ	12,042	154

Stora Enso OYJ, Class R	87,536	650

UPM-Kymmene OYJ	81,095	1,104
Wartsila OYJ	25,862	975
		14,086

France – 8.6%

Accor S.A.	22,491	804

Aeroports de Paris	5,450	448

Air Liquide S.A.	43,226	5,764

Alcatel-Lucent *	358,341	814

Alstom S.A.	31,903	1,244

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

France – 8.6% – continued

ArcelorMittal	130,632	$2,499

Arkema S.A.	8,553	798

AtoS	7,539	434

AXA S.A.	265,701	4,409

BNP Paribas S.A.	147,450	7,004

Bouygues S.A.	29,195	893

Bureau Veritas S.A.	8,318	732

Cap Gemini S.A.	22,680	1,015

Carrefour S.A.	88,004	2,108

Casino Guichard Perrachon S.A.	8,429	830

Christian Dior S.A.	8,459	1,298

Cie de St-Gobain	61,117	2,731

Cie Generale de Geophysique-Veritas *	21,964	652

Cie Generale des Establissements Michelin	27,462	2,044

Cie Generale d’Optique Essilor International S.A.	30,539	2,722

CNP Assurances	22,409	350

Credit Agricole S.A.	155,014	964

Danone	88,950	6,203

Dassault Systemes S.A.	9,217	848

Edenred	24,011	722

EDF S.A.	36,762	838

Eiffage S.A.	5,931	230

Eurazeo	5,297	270

Eutelsat Communications S.A.	20,147	745

Fonciere Des Regions	4,292	345

France Telecom S.A.	282,570	4,192

GDF Suez	188,829	4,875

Gecina S.A.	3,207	335

Groupe Eurotunnel S.A. (Registered)	80,240	697

ICADE	3,622	323

Iliad S.A.	3,027	417

Imerys S.A.	5,348	326

JC Decaux S.A. *	10,262	314

Klepierre	15,603	542

Lafarge S.A.	31,109	1,486

Lagardere S.C.A.	17,939	554

Legrand S.A.	34,554	1,271

L’Oreal S.A.	36,676	4,523

LVMH Moet Hennessy Louis Vuitton S.A.	38,770	6,661

Natixis	142,178	549

Neopost S.A.	4,936	318

Pernod-Ricard S.A.	30,177	3,155

Peugeot S.A.	35,795	576

PPR	11,587	1,992

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

France – 8.6% – continued

Publicis Groupe S.A.	22,192	$1,223

Renault S.A.	29,281	1,547

Safran S.A.	25,400	933

Sanofi	174,935	13,563

Schneider Electric S.A.	74,591	4,870

SCOR S.E.	26,528	716

SES S.A.	46,191	1,146

Societe BIC S.A.	4,233	425

Societe Generale S.A.	100,621	2,942

Societe Television Francaise 1	17,950	220

Sodexo	14,503	1,191

Suez Environnement Co.	42,762	656

Technip S.A.	15,058	1,777

Thales S.A.	15,098	565

Total S.A.	323,883	16,509

Unibail-Rodamco S.E.	13,937	2,788

Vallourec S.A.	17,182	1,088

Veolia Environnement S.A.	55,717	921

Vinci S.A.	68,653	3,582

Vivendi S.A.	189,997	3,492
Wendel S.A.	4,869	416
		144,434

Germany – 7.7%

Adidas A.G.	31,816	2,484

Allianz S.E. (Registered)	69,394	8,293

Axel Springer A.G.	5,951	301

BASF S.E.	140,103	12,268

Bayer A.G. (Registered)	126,164	8,882

Bayerische Motoren Werke A.G.	50,564	4,547

Beiersdorf A.G.	15,569	1,017

Brenntag A.G.	5,266	645

Celesio A.G.	12,931	234

Commerzbank A.G. *	553,975	1,401

Continental A.G. *	12,408	1,171

Daimler A.G. (Registered)	138,296	8,338

Deutsche Bank A.G. (Registered)	141,763	7,052

Deutsche Boerse A.G.	29,638	1,996

Deutsche Lufthansa A.G. (Registered)	34,506	483

Deutsche Post A.G. (Registered)	128,329	2,473

Deutsche Telekom A.G. (Registered)	428,079	5,154

E.ON A.G.	274,664	6,579

Fraport A.G. Frankfurt Airport Services Worldwide	5,440	341

Fresenius Medical Care A.G. & Co. KGaA	31,738	2,248
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Germany – 7.7% – continued

Fresenius S.E. & Co. KGaA	17,257	$1,770

GEA Group A.G.	26,532	915

Hannover Rueckversicherung A.G. (Registered)	9,200	547

HeidelbergCement A.G.	21,746	1,317

Henkel A.G. & Co. KGaA	20,124	1,255

Hochtief A.G.	6,334	385

Infineon Technologies A.G.	164,753	1,684

K+S A.G. (Registered)	26,144	1,368

Kabel Deutschland Holding A.G. *	13,737	848

Lanxess A.G.	12,681	1,049

Linde A.G.	25,983	4,663

MAN S.E.	9,700	1,293

Merck KGaA	9,829	1,088

Metro A.G.	19,992	773

Muenchener Rueckversicherungs A.G. (Registered)	27,379	4,132

RWE A.G.	74,597	3,562

Salzgitter A.G.	5,819	319

SAP A.G.	140,229	9,793

Siemens A.G. (Registered)	125,492	12,666

Suedzucker A.G.	10,057	320

ThyssenKrupp A.G.	58,461	1,455

United Internet A.G. (Registered)	16,348	308

Volkswagen A.G.	4,614	744
Wacker Chemie A.G.	2,339	206
		128,367

Greece – 0.1%

Coca Cola Hellenic Bottling Co. S.A. *	27,718	531

Hellenic Telecommunications Organization S.A.	34,437	147

Hellenic Telecommunications Organization S.A. ADR	7,225	16

National Bank of Greece S.A. *	121,165	312

National Bank of Greece S.A. ADR *	9,497	25
OPAP S.A.	33,825	328
		1,359

Hong Kong – 2.8%

AIA Group Ltd.	1,282,763	4,697

ASM Pacific Technology Ltd.	30,900	452

Bank of East Asia Ltd.	236,860	890

BOC Hong Kong Holdings Ltd.	559,000	1,547

Cathay Pacific Airways Ltd.	170,000	315

Cheung Kong Holdings Ltd.	211,000	2,724

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Hong Kong – 2.8% – continued

Cheung Kong Infrastructure Holdings Ltd.	74,000	$450

CLP Holdings Ltd.	292,001	2,517

First Pacific Co. Ltd.	319,126	353

Foxconn International Holdings Ltd. *	321,000	228

Galaxy Entertainment Group Ltd. *	195,612	540

Hang Lung Group Ltd.	133,000	857

Hang Lung Properties Ltd.	380,000	1,394

Hang Seng Bank Ltd.	118,100	1,571

Henderson Land Development Co. Ltd.	144,917	796

HKT Trust/HKT Ltd. *	14,348	11

Hong Kong & China Gas Co. Ltd.	718,206	1,840

Hong Kong Exchanges and Clearing Ltd.	155,400	2,610

Hopewell Holdings Ltd.	82,000	225

Hutchison Whampoa Ltd.	324,000	3,235

Hysan Development Co. Ltd.	94,212	377

Kerry Properties Ltd.	114,199	512

Li & Fung Ltd.	863,600	1,973

Lifestyle International Holdings Ltd.	95,500	243

Link REIT (The)	343,573	1,278

MTR Corp.	221,352	792

New World Development Co. Ltd.	540,251	649

Noble Group Ltd.	591,618	649

NWS Holdings Ltd.	211,033	324

Orient Overseas International Ltd.	35,200	250

PCCW Ltd.	660,000	236

Power Assets Holdings Ltd.	210,500	1,545

Sands China Ltd.	373,728	1,459

Shangri-La Asia Ltd.	213,000	465

Sino Land Co. Ltd.	438,559	704

SJM Holdings Ltd.	251,683	512

Sun Hung Kai Properties Ltd.	220,708	2,759

Swire Pacific Ltd., Class A	112,500	1,260

Wharf Holdings Ltd.	233,300	1,270

Wheelock & Co. Ltd.	136,000	411

Wing Hang Bank Ltd.	26,807	267

Wynn Macau Ltd.	238,993	695

Yangzijiang Shipbuilding Holdings Ltd.	284,566	301
Yue Yuen Industrial Holdings Ltd.	116,000	409
		46,592

Ireland – 0.7%

CRH PLC	109,260	2,235

Elan Corp. PLC *	76,153	1,128

Experian PLC	152,194	2,371

Irish Bank Resolution Corp. Ltd. (1) *	93,434	–

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Ireland – 0.7% – continued

Kerry Group PLC, Class A	21,754	$1,007

Ryanair Holdings PLC ADR *	5,370	195

Shire PLC	85,666	2,727
WPP PLC	191,284	2,614
		12,277

Israel – 0.6%

Bank Hapoalim B.M.	161,529	598

Bank Leumi Le-Israel B.M.	179,245	569

Bezeq The Israeli Telecommunication Corp. Ltd.	263,863	436

Cellcom Israel Ltd.	8,384	108

Delek Group Ltd.	680	134

Elbit Systems Ltd.	3,541	138

Israel (The) Corp. Ltd.	355	241

Israel Chemicals Ltd.	68,720	789

Israel Discount Bank Ltd., Class A *	119,579	160

Mizrahi Tefahot Bank Ltd.	18,530	168

NICE Systems Ltd. *	9,336	367

Partner Communications Co. Ltd.	13,165	101
Teva Pharmaceutical Industries Ltd.	143,396	6,452
		10,261

Italy – 2.2%

A2A S.p.A.	167,537	134

Assicurazioni Generali S.p.A.	178,349	2,770

Atlantia S.p.A.	48,222	802

Autogrill S.p.A.	17,664	186

Banca Carige S.p.A.	91,157	120

Banca Monte dei Paschi di Siena S.p.A.	757,712	320

Banco Popolare Scarl	259,573	492

Enel Green Power S.p.A.	263,176	500

Enel S.p.A.	1,003,665	3,628

ENI S.p.A.	366,737	8,593

Exor S.p.A.	9,800	248

Fiat Industrial S.p.A. *	118,556	1,264

Fiat S.p.A.	114,732	674

Finmeccanica S.p.A.	60,725	329

Intesa Sanpaolo S.p.A.	1,537,396	2,758

Intesa Sanpaolo S.p.A. (RSP)	143,383	221

Luxottica Group S.p.A.	17,613	636

Mediaset S.p.A.	110,745	306

Mediobanca S.p.A.	81,531	479

Pirelli & C. S.p.A.	37,074	441

Prysmian S.p.A.	30,424	534

Saipem S.p.A.	40,286	2,080

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Italy – 2.2% – continued

Snam S.p.A.	248,313	$1,194

Telecom Italia S.p.A.	1,428,446	1,697

Telecom Italia S.p.A. (RSP)	927,666	911

Tenaris S.A.	71,909	1,374

Terna – Rete Elettrica Nazionale S.p.A.	181,243	728

UniCredit S.p.A.	617,324	3,095
Unione di Banche Italiane S.c.p.A.	123,391	522
		37,036

Japan – 20.7%

ABC-Mart, Inc.	3,600	136

Advantest Corp.	24,000	384

Aeon Co. Ltd.	92,300	1,214

Aeon Credit Service Co. Ltd.	12,500	198

Aeon Mall Co. Ltd.	10,600	247

Air Water, Inc.	21,569	279

Aisin Seiki Co. Ltd.	29,100	1,035

Ajinomoto Co., Inc.	103,000	1,297

Alfresa Holdings Corp.	5,900	281

All Nippon Airways Co. Ltd.	132,000	399

Amada Co. Ltd.	57,000	386

Aozora Bank Ltd.	97,000	283

Asahi Glass Co. Ltd.	156,000	1,337

Asahi Group Holdings Ltd.	59,600	1,326

Asahi Kasei Corp.	195,000	1,208

Asics Corp.	21,200	242

Astellas Pharma, Inc.	67,400	2,785

Bank of Kyoto (The) Ltd.	51,000	465

Bank of Yokohama (The) Ltd.	188,000	946

Benesse Holdings, Inc.	10,100	504

Bridgestone Corp.	98,600	2,412

Brother Industries Ltd.	34,700	475

Canon, Inc.	172,600	8,231

Casio Computer Co. Ltd. *	35,500	255

Central Japan Railway Co.	228	1,886

Chiba Bank (The) Ltd.	117,000	750

Chiyoda Corp.	21,746	279

Chubu Electric Power Co., Inc.	103,400	1,872

Chugai Pharmaceutical Co. Ltd.	34,055	632

Chugoku Bank (The) Ltd.	27,000	366

Chugoku Electric Power (The) Co., Inc.	45,400	846

Citizen Holdings Co. Ltd.	41,700	265

Coca-Cola West Co. Ltd.	10,000	176

Cosmo Oil Co. Ltd.	87,000	242

Credit Saison Co. Ltd.	22,400	457
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Dai Nippon Printing Co. Ltd.	85,000	$875

Daicel Corp.	43,000	279

Daido Steel Co. Ltd.	44,000	307

Daihatsu Motor Co. Ltd.	29,000	536

Dai-ichi Life Insurance (The) Co. Ltd.	1,364	1,911

Daiichi Sankyo Co. Ltd.	101,800	1,868

Daikin Industries Ltd.	36,200	989

Dainippon Sumitomo Pharma Co. Ltd.	24,900	265

Daito Trust Construction Co. Ltd.	11,200	1,010

Daiwa House Industry Co. Ltd.	74,000	986

Daiwa Securities Group, Inc.	252,000	1,010

Dena Co. Ltd.	14,700	407

Denki Kagaku Kogyo K.K.	69,000	278

Denso Corp.	73,700	2,491

Dentsu, Inc.	27,818	894

East Japan Railway Co.	51,722	3,270

Eisai Co. Ltd.	39,000	1,554

Electric Power Development Co. Ltd.	18,400	501

FamilyMart Co. Ltd.	10,000	424

FANUC Corp.	29,200	5,248

Fast Retailing Co. Ltd.	8,100	1,858

Fuji Electric Co. Ltd.	87,000	229

Fuji Heavy Industries Ltd.	88,000	715

FUJIFILM Holdings Corp.	70,000	1,659

Fujitsu Ltd.	282,000	1,490

Fukuoka Financial Group, Inc.	115,000	513

Furukawa Electric Co. Ltd.	91,000	245

Gree, Inc.	14,219	359

GS Yuasa Corp.	56,000	310

Gunma Bank (The) Ltd.	57,000	307

Hachijuni Bank (The) Ltd.	61,523	365

Hakuhodo DY Holdings, Inc.	3,560	225

Hamamatsu Photonics K.K.	10,694	405

Hino Motors Ltd.	40,000	292

Hirose Electric Co. Ltd.	5,000	530

Hiroshima Bank (The) Ltd.	80,000	367

Hisamitsu Pharmaceutical Co., Inc.	9,000	428

Hitachi Chemical Co. Ltd.	15,700	285

Hitachi Construction Machinery Co. Ltd.	15,700	349

Hitachi High-Technologies Corp.	10,300	248

Hitachi Ltd.	687,000	4,441

Hitachi Metals Ltd.	23,000	287

Hokkaido Electric Power Co., Inc.	27,300	401

Hokuhoku Financial Group, Inc.	185,000	355

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Hokuriku Electric Power Co.	25,300	$459

Honda Motor Co. Ltd.	248,400	9,549

Hoya Corp.	65,600	1,476

Ibiden Co. Ltd.	19,200	498

Idemitsu Kosan Co. Ltd.	3,500	349

IHI Corp.	200,000	506

Inpex Corp.	337	2,289

Isetan Mitsukoshi Holdings Ltd.	56,400	668

Isuzu Motors Ltd.	181,000	1,063

ITOCHU Corp.	227,900	2,494

Itochu Techno-Solutions Corp.	4,800	215

Iyo Bank (The) Ltd.	38,000	337

J. Front Retailing Co. Ltd.	76,200	428

Japan Petroleum Exploration Co.	4,300	202

Japan Prime Realty Investment Corp.	108	311

Japan Real Estate Investment Corp.	69	610

Japan Retail Fund Investment Corp.	280	416

Japan Steel Works (The) Ltd.	49,000	340

Japan Tobacco, Inc.	684	3,877

JFE Holdings, Inc.	71,100	1,539

JGC Corp.	32,000	995

Joyo Bank (The) Ltd.	100,000	460

JS Group Corp.	40,400	851

JSR Corp.	26,500	539

JTEKT Corp.	32,700	396

Jupiter Telecommunications Co. Ltd.	268	268

JX Holdings, Inc.	339,670	2,125

Kajima Corp.	126,000	384

Kamigumi Co. Ltd.	38,000	316

Kaneka Corp.	47,000	285

Kansai Electric Power (The) Co., Inc.	113,600	1,766

Kansai Paint Co. Ltd.	31,000	314

Kao Corp.	79,600	2,100

Kawasaki Heavy Industries Ltd.	216,000	664

Kawasaki Kisen Kaisha Ltd. *	112,000	250

KDDI Corp.	448	2,915

Keikyu Corp.	70,000	612

Keio Corp.	88,000	633

Keisei Electric Railway Co. Ltd.	40,000	311

Keyence Corp.	6,996	1,659

Kikkoman Corp.	26,000	302

Kinden Corp.	23,000	178

Kintetsu Corp.	251,000	958

Kirin Holdings Co. Ltd.	127,000	1,654

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Kobe Steel Ltd.	381,000	$624

Koito Manufacturing Co. Ltd.	13,814	225

Komatsu Ltd.	144,200	4,130

Konami Corp.	14,600	418

Konica Minolta Holdings, Inc.	73,500	649

Kubota Corp.	175,000	1,688

Kuraray Co. Ltd.	52,200	741

Kurita Water Industries Ltd.	17,700	437

Kyocera Corp.	23,200	2,148

Kyowa Hakko Kirin Co. Ltd.	41,000	458

Kyushu Electric Power Co., Inc.	62,000	887

Lawson, Inc.	9,100	574

Mabuchi Motor Co. Ltd.	3,700	169

Makita Corp.	16,700	677

Marubeni Corp.	255,000	1,848

Marui Group Co. Ltd.	35,500	299

Maruichi Steel Tube Ltd.	7,000	164

Mazda Motor Corp. *	395,000	696

McDonald’s Holdings Co. Japan Ltd.	10,800	287

Medipal Holdings Corp.	23,300	303

MEIJI Holdings Co. Ltd.	10,712	469

Miraca Holdings, Inc.	8,205	322

Mitsubishi Chemical Holdings Corp.	209,000	1,125

Mitsubishi Corp.	213,600	4,980

Mitsubishi Electric Corp.	293,000	2,606

Mitsubishi Estate Co. Ltd.	190,000	3,427

Mitsubishi Gas Chemical Co., Inc.	62,000	419

Mitsubishi Heavy Industries Ltd.	459,000	2,230

Mitsubishi Logistics Corp.	19,000	226

Mitsubishi Materials Corp.	175,000	556

Mitsubishi Motors Corp. *	593,000	678

Mitsubishi Tanabe Pharma Corp.	34,400	485

Mitsubishi UFJ Financial Group, Inc.	1,938,365	9,747

Mitsubishi UFJ Lease & Finance Co. Ltd.	9,320	413

Mitsui & Co. Ltd.	264,000	4,345

Mitsui Chemicals, Inc.	131,000	398

Mitsui Fudosan Co. Ltd.	127,000	2,460

Mitsui O.S.K. Lines Ltd.	175,000	772

Mizuho Financial Group, Inc.	3,466,618	5,696

MS&AD Insurance Group Holdings	86,150	1,786

Murata Manufacturing Co. Ltd.	30,797	1,843

Nabtesco Corp.	15,107	313

Namco Bandai Holdings, Inc.	30,500	440

NEC Corp. *	396,000	829

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

NGK Insulators Ltd.	39,000	$559

NGK Spark Plug Co. Ltd.	23,000	331

NHK Spring Co. Ltd.	21,000	228

Nidec Corp.	16,900	1,543

Nikon Corp.	52,800	1,612

Nintendo Co. Ltd.	15,100	2,287

Nippon Building Fund, Inc.	92	877

Nippon Electric Glass Co. Ltd.	59,500	523

Nippon Express Co. Ltd.	129,000	504

Nippon Meat Packers, Inc.	26,000	332

Nippon Paper Group, Inc.	15,858	332

Nippon Sheet Glass Co. Ltd.	144,000	222

Nippon Steel Corp.	773,000	2,135

Nippon Telegraph & Telephone Corp.	66,652	3,033

Nippon Yusen K.K.	240,000	762

Nishi-Nippon City Bank (The) Ltd.	105,000	299

Nissan Motor Co. Ltd.	378,100	4,053

Nisshin Seifun Group, Inc.	31,000	377

Nisshin Steel Co. Ltd.	109,000	184

Nissin Foods Holdings Co. Ltd.	8,800	329

Nitori Holdings Co. Ltd.	5,650	512

Nitto Denko Corp.	25,600	1,041

NKSJ Holdings, Inc.	57,725	1,305

NOK Corp.	16,200	354

Nomura Holdings, Inc.	548,400	2,446

Nomura Real Estate Holdings, Inc.	14,200	253

Nomura Real Estate Office Fund, Inc.	45	268

Nomura Research Institute Ltd.	15,100	378

NSK Ltd.	71,000	553

NTN Corp.	70,000	297

NTT Data Corp.	191	676

NTT DoCoMo, Inc.	2,320	3,867

NTT Urban Development Corp.	170	139

Obayashi Corp.	104,000	455

Odakyu Electric Railway Co. Ltd.	96,000	909

OJI Paper Co. Ltd.	127,000	618

Olympus Corp. *	32,800	536

Omron Corp.	31,400	681

Ono Pharmaceutical Co. Ltd.	12,500	699

Oracle Corp. Japan	5,700	217

Oriental Land Co. Ltd.	7,600	815

ORIX Corp.	16,150	1,560

Osaka Gas Co. Ltd.	290,000	1,166

Otsuka Corp.	2,300	187
	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Otsuka Holdings Co. Ltd.	38,758	$1,150

Panasonic Corp.	335,000	3,096

Rakuten, Inc.	1,119	1,177

Resona Holdings, Inc.	291,010	1,350

Ricoh Co. Ltd.	103,000	1,012

Rinnai Corp.	4,800	347

Rohm Co. Ltd.	14,400	711

Sankyo Co. Ltd.	8,400	412

Sanrio Co. Ltd.	6,497	254

Santen Pharmaceutical Co. Ltd.	11,100	476

SBI Holdings, Inc. *	3,234	309

Secom Co. Ltd.	32,500	1,599

Sega Sammy Holdings, Inc.	32,200	678

Seiko Epson Corp.	19,800	280

Sekisui Chemical Co. Ltd.	66,000	576

Sekisui House Ltd.	88,000	869

Seven & I Holdings Co. Ltd.	114,300	3,411

Seven Bank Ltd.	88,900	195

Sharp Corp.	151,000	1,105

Shikoku Electric Power Co., Inc.	27,400	775

Shimadzu Corp.	34,000	308

Shimamura Co. Ltd.	3,500	393

Shimano, Inc.	11,200	679

Shimizu Corp.	92,000	371

Shin-Etsu Chemical Co. Ltd.	62,400	3,634

Shinsei Bank Ltd.	208,000	274

Shionogi & Co. Ltd.	45,000	626

Shiseido Co. Ltd.	55,300	959

Shizuoka Bank (The) Ltd.	89,000	921

Showa Denko K.K.	236,000	540

Showa Shell Sekiyu K.K.	27,600	177

SMC Corp.	8,200	1,318

Softbank Corp. *	134,800	4,010

Sojitz Corp.	200,000	359

Sony Corp.	152,700	3,177

Sony Financial Holdings, Inc.	26,000	467

Square Enix Holdings Co. Ltd.	9,800	206

Stanley Electric Co. Ltd.	22,400	359

Sumco Corp. *	17,700	218

Sumitomo Chemical Co. Ltd.	242,000	1,038

Sumitomo Corp.	170,300	2,486

Sumitomo Electric Industries Ltd.	116,100	1,605

Sumitomo Heavy Industries Ltd.	84,000	468

Sumitomo Metal Industries Ltd.	517,000	1,050

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Sumitomo Metal Mining Co. Ltd.	81,000	$1,150

Sumitomo Mitsui Financial Group, Inc.	204,119	6,778

Sumitomo Mitsui Trust Holdings, Inc.	481,920	1,554

Sumitomo Realty & Development Co. Ltd.	55,000	1,342

Sumitomo Rubber Industries Ltd.	26,400	353

Suruga Bank Ltd.	28,000	287

Suzuken Co. Ltd.	10,800	334

Suzuki Motor Corp.	51,800	1,250

Sysmex Corp.	11,149	453

T&D Holdings, Inc.	87,700	1,027

Taisei Corp.	152,000	397

Taisho Pharmaceutical Holdings Co. Ltd.	5,600	454

Taiyo Nippon Sanso Corp.	41,000	291

Takashimaya Co. Ltd.	41,000	342

Takeda Pharmaceutical Co. Ltd.	120,000	5,307

TDK Corp.	19,100	1,093

Teijin Ltd.	138,000	465

Terumo Corp.	26,200	1,262

THK Co. Ltd.	18,600	383

Tobu Railway Co. Ltd.	155,000	825

Toho Co. Ltd.	17,900	329

Toho Gas Co. Ltd.	65,000	384

Tohoku Electric Power Co., Inc. *	68,300	782

Tokio Marine Holdings, Inc.	109,800	3,046

Tokyo Electric Power (The) Co., Inc. *	217,400	551

Tokyo Electron Ltd.	25,900	1,485

Tokyo Gas Co. Ltd.	372,000	1,758

Tokyu Corp.	173,000	822

Tokyu Land Corp.	62,000	307

TonenGeneral Sekiyu K.K.	43,000	396

Toppan Printing Co. Ltd.	85,000	669

Toray Industries, Inc.	222,000	1,657

Toshiba Corp.	612,000	2,719

Tosoh Corp.	78,000	217

TOTO Ltd.	47,000	356

Toyo Seikan Kaisha Ltd.	23,600	340

Toyo Suisan Kaisha Ltd.	14,000	364

Toyoda Gosei Co. Ltd.	10,300	203

Toyota Boshoku Corp.	9,700	115

Toyota Industries Corp.	27,300	832

Toyota Motor Corp.	420,500	18,310

Toyota Tsusho Corp.	33,400	686

Trend Micro, Inc.	16,800	520

Tsumura & Co.	8,700	252

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Japan – 20.7% – continued

Ube Industries Ltd.	161,000	$439

Unicharm Corp.	17,300	915

Ushio, Inc.	15,900	226

USS Co. Ltd.	3,200	326

West Japan Railway Co.	26,300	1,058

Yahoo Japan Corp.	2,235	723

Yakult Honsha Co. Ltd.	14,600	503

Yamada Denki Co. Ltd.	12,449	782

Yamaguchi Financial Group, Inc.	33,000	302

Yamaha Corp.	24,000	251

Yamaha Motor Co. Ltd.	42,000	569

Yamato Holdings Co. Ltd.	61,200	952

Yamato Kogyo Co. Ltd.	6,400	187

Yamazaki Baking Co. Ltd.	19,000	273

Yaskawa Electric Corp.	32,000	302
Yokogawa Electric Corp.	33,000	337
		344,881

Netherlands – 4.6%

Aegon N.V. *	262,818	1,458

Akzo Nobel N.V.	35,277	2,081

ASML Holding N.V.	65,661	3,276

Corio N.V.	8,906	470

Delta Lloyd N.V.	15,481	272

European Aeronautic Defence and Space Co. N.V.	62,331	2,551

Fugro N.V. – CVA	10,659	761

Heineken Holding N.V.	17,587	823

Heineken N.V.	39,417	2,190

ING Groep N.V. – CVA *	584,497	4,874

Koninklijke Ahold N.V.	177,000	2,452

Koninklijke Boskalis Westminster N.V.	11,047	415

Koninklijke DSM N.V.	23,431	1,356

Koninklijke KPN N.V.	225,104	2,475

Koninklijke Philips Electronics N.V.	153,856	3,118

Koninklijke Vopak N.V.	10,442	602

QIAGEN N.V. *	35,038	546

Randstad Holding N.V.	18,254	688

Reed Elsevier N.V.	103,865	1,326

Royal Dutch Shell PLC, Class A	552,474	19,286

Royal Dutch Shell PLC, Class B	409,622	14,431

SBM Offshore N.V.	26,345	538

TNT Express N.V.	54,122	669

Unilever N.V. – CVA	248,518	8,457

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Netherlands – 4.6% – continued
Wolters Kluwer N.V.	46,272	$876
		75,991

New Zealand – 0.1%

Auckland International Airport Ltd.	142,817	287

Contact Energy Ltd. *	58,782	228

Fletcher Building Ltd.	103,452	571

Sky City Entertainment Group Ltd.	88,107	284
Telecom Corp. of New Zealand Ltd.	295,001	586
		1,956

Norway – 0.9%

Aker Solutions ASA	25,309	429

DnB ASA	148,649	1,909

Gjensidige Forsikring ASA *	30,913	365

Norsk Hydro ASA	139,574	760

Orkla ASA	118,438	937

Seadrill Ltd.	49,854	1,871

Statoil ASA	170,212	4,615

Telenor ASA	109,899	2,037
Yara International ASA	28,546	1,360
		14,283

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered)	80,710	147

Cimpor Cimentos de Portugal SGPS S.A.	29,824	199

EDP – Energias de Portugal S.A.	297,606	867

Galp Energia SGPS S.A., Class B	36,153	596

Jeronimo Martins SGPS S.A. *	34,212	697
Portugal Telecom SGPS S.A. (Registered)	103,207	561
		3,067

Singapore – 1.7%

Ascendas Real Estate Investment Trust	279,213	449

CapitaLand Ltd.	383,500	951

CapitaMall Trust	317,600	456

CapitaMalls Asia Ltd.	203,718	265

City Developments Ltd.	79,000	713

ComfortDelGro Corp. Ltd.	305,000	378

Cosco Corp. Singapore Ltd.	152,000	142

DBS Group Holdings Ltd.	268,945	3,032

Fraser and Neave Ltd.	141,563	754

Genting Singapore PLC *	943,380	1,279

Global Logistic Properties Ltd. *	294,238	515

Golden Agri-Resources Ltd.	1,026,787	641

Hutchison Port Holdings Trust, Class U	802,000	613

Jardine Cycle & Carriage Ltd.	15,576	598

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Singapore – 1.7% – continued

Keppel Corp. Ltd.	216,400	$1,891

Keppel Land Ltd.	122,611	341

Neptune Orient Lines Ltd.	133,750	150

Olam International Ltd.	222,381	417

Oversea-Chinese Banking Corp. Ltd.	389,954	2,766

SembCorp Industries Ltd.	144,600	609

SembCorp Marine Ltd.	123,400	518

Singapore Airlines Ltd.	83,067	712

Singapore Exchange Ltd.	133,000	734

Singapore Press Holdings Ltd.	228,000	711

Singapore Technologies Engineering Ltd.	229,000	593

Singapore Telecommunications Ltd.	1,213,600	3,041

StarHub Ltd.	86,000	212

United Overseas Bank Ltd.	192,183	2,810

UOL Group Ltd.	67,700	255
Wilmar International Ltd.	291,000	1,138
		27,684

Spain – 2.7%

Abertis Infraestructuras S.A.	59,592	1,014

Acciona S.A.	3,997	279

Acerinox S.A.	15,223	196

ACS Actividades de Construccion y Servicios S.A.	21,619	554

Amadeus IT Holding S.A., Class A	48,222	910

Banco Bilbao Vizcaya Argentaria S.A.	699,012	5,557

Banco de Sabadell S.A.	316,684	864

Banco Popular Espanol S.A.	151,577	544

Banco Santander S.A.	1,291,410	9,928

Bankia S.A. *	133,649	485

Bankinter S.A.	31,979	168

CaixaBank	119,126	464

Distribuidora Internacional de

Alimentacion S.A. *	92,201	457

EDP Renovaveis S.A. *	33,745	168

Enagas S.A.	27,176	523

Ferrovial S.A.	56,072	645

Fomento de Construcciones y

Contratas S.A.	8,114	181

Gas Natural SDG S.A.	53,732	858

Grifols S.A. *	18,690	399

Grifols S.A., Class B *	2,305	36

Iberdrola S.A.	599,950	3,404

Inditex S.A.	33,209	3,180

Indra Sistemas S.A.	15,133	185

Mapfre S.A.	120,798	389

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Spain – 2.7% – continued

Red Electrica Corp. S.A.	16,583	$811

Repsol YPF S.A.	120,739	3,033

Telefonica S.A.	626,243	10,273
Zardoya Otis S.A.	21,744	282
		45,787
Sweden – 3.1%

Alfa Laval AB	51,411	1,057

Assa Abloy AB, Class B	47,462	1,492

Atlas Copco AB, Class A	103,086	2,493

Atlas Copco AB, Class B	59,279	1,277

Boliden AB	41,909	660

Electrolux AB, Class B	36,308	767

Getinge AB, Class B	30,382	865

Hennes & Mauritz AB, Class B	156,051	5,644

Hexagon AB, Class B	39,234	763

Holmen AB, Class B	8,002	220

Husqvarna AB, Class B	71,711	432

Industrivarden AB, Class C *	17,911	266

Investor AB, Class B	69,472	1,541

Kinnevik Investment AB, Class B	31,050	723

Lundin Petroleum AB *	33,874	727

Millicom International Cellular S.A. SDR	11,561	1,311

Modern Times Group AB, Class B	7,538	416

Nordea Bank AB	401,642	3,653

Ratos AB, Class B	28,502	396

Sandvik AB	153,373	2,213

Scania AB, Class B	49,457	1,028

Securitas AB, Class B	49,449	477

Skandinaviska Enskilda Banken AB, Class A	214,812	1,527

Skanska AB, Class B	61,720	1,070

SKF AB, Class B	59,364	1,452

SSAB AB, Class A	24,992	236

Svenska Cellulosa AB, Class B	87,601	1,517

Svenska Handelsbanken AB, Class A	74,636	2,380

Swedbank AB, Class A	123,262	1,919

Swedish Match AB	32,876	1,309

Tele2 AB, Class B	49,266	1,006

Telefonaktiebolaget LM Ericsson, Class B	458,783	4,745

TeliaSonera AB	329,492	2,296
Volvo AB, Class B	211,445	3,079
		50,957
Switzerland – 8.7%

ABB Ltd. (Registered) *	333,770	6,857

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Switzerland – 8.7% – continued

Actelion Ltd. (Registered) *	17,030	$623

Adecco S.A. (Registered) *	20,315	1,064

Aryzta A.G. (Dublin Exchange) *	4,329	210

Aryzta A.G. (SIX Swiss Exchange) *	8,599	425

Baloise Holding A.G. (Registered)	7,061	569

Barry Callebaut A.G. (Registered) *	291	292

Cie Financiere Richemont S.A., Class A (Bearer)	79,512	4,992

Credit Suisse Group A.G. (Registered)	173,820	4,952

GAM Holding A.G. *	30,148	439

Geberit A.G. (Registered) *	6,037	1,264

Givaudan S.A. (Registered) *	1,282	1,237

Glencore International PLC *	211,273	1,318

Holcim Ltd. (Registered) *	37,220	2,430

Julius Baer Group Ltd. *	31,904	1,289

Kuehne + Nagel International

A.G. (Registered)	8,298	1,122

Lindt & Spruengli A.G. (Registered)	17	633

Lindt & Spruengli A.G.

(Participation Certificate)	136	437

Lonza Group A.G. (Registered) *	7,686	397

Nestle S.A. (Registered)	503,313	31,677

Novartis A.G. (Registered)	356,057	19,720

Pargesa Holding S.A. (Bearer)	4,336	312

Partners Group Holding A.G.	2,128	415

Roche Holding A.G. (Genusschein)	107,180	18,661

Schindler Holding A.G. (Registered)	3,187	381

Schindler Holding A.G. (Participation Certificate)	7,505	902

SGS S.A. (Registered)	827	1,610

Sika A.G. (Bearer)	310	672

Sonova Holding A.G. (Registered) *	7,613	846

STMicroelectronics N.V.	98,397	803

Straumann Holding A.G. (Registered) *	1,193	203

Sulzer A.G. (Registered)	3,549	505

Swatch Group (The) A.G. (Bearer)	4,681	2,158

Swatch Group (The) A.G. (Registered)	6,632	534

Swiss Life Holding A.G. (Registered) *	4,594	547

Swiss Re A.G. *	52,515	3,359

Swisscom A.G. (Registered)	3,603	1,457

Syngenta A.G. (Registered) *	14,390	4,955

Synthes, Inc. (2)	9,876	1,714

Transocean Ltd.	52,604	2,873

UBS A.G. (Registered) *	554,728	7,779

Wolseley PLC	43,272	1,649

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Switzerland – 8.7% – continued

Xstrata PLC	316,591	$5,422
Zurich Financial Services A.G. *	22,206	5,971
		145,675
United Kingdom – 18.6%

3i Group PLC	146,481	502

Admiral Group PLC	31,331	595

Aggreko PLC	40,306	1,450

AMEC PLC	50,737	899

Anglo American PLC	201,845	7,538

Antofagasta PLC	59,854	1,106

ARM Holdings PLC	207,269	1,956

Associated British Foods PLC	55,104	1,076

AstraZeneca PLC	205,173	9,124

Aviva PLC	437,037	2,318

Babcock International Group PLC	54,777	698

BAE Systems PLC	511,150	2,450

Balfour Beatty PLC	102,134	467

Barclays PLC	1,767,455	6,675

BG Group PLC	517,161	11,997

BHP Billiton PLC	322,206	9,866

BP PLC	2,890,828	21,591

British American Tobacco PLC	301,766	15,239

British Land Co. PLC	129,641	995

British Sky Broadcasting Group PLC	172,911	1,869

BT Group PLC	1,184,005	4,282

Bunzl PLC	50,007	803

Burberry Group PLC	66,650	1,595

Capita PLC	94,268	1,104

Capital Shopping Centres Group PLC	83,332	442

Carnival PLC	28,205	902

Centrica PLC	787,539	3,990

Cobham PLC	167,587	614

Compass Group PLC	288,007	3,018

Diageo PLC	381,666	9,190

Essar Energy PLC *	52,226	130

Eurasian Natural Resources Corp. PLC	39,226	371

Fresnillo PLC	27,216	697

G4S PLC	217,133	946

GKN PLC	241,691	798

GlaxoSmithKline PLC	774,503	17,295

Hammerson PLC	108,522	722

HSBC Holdings PLC	2,723,135	24,171

ICAP PLC	85,524	537

Imperial Tobacco Group PLC	154,387	6,259

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

United Kingdom – 18.6% – continued

Inmarsat PLC	69,692	$513

Intercontinental Hotels Group PLC	44,458	1,032

International Consolidated Airlines Group S.A. *	141,554	408

International Power PLC	235,325	1,524

Intertek Group PLC	24,628	989

Invensys PLC	124,156	396

Investec PLC	80,649	494

ITV PLC	565,339	798

J. Sainsbury PLC	187,702	934

Johnson Matthey PLC	33,170	1,252

Kazakhmys PLC	32,679	476

Kingfisher PLC	359,423	1,762

Land Securities Group PLC	119,505	1,381

Legal & General Group PLC	895,156	1,872

Lloyds Banking Group PLC *	6,289,648	3,382

London Stock Exchange Group PLC	22,759	376

Lonmin PLC	24,793	406

Man Group PLC	290,979	629

Marks & Spencer Group PLC	241,703	1,464

Meggitt PLC	119,805	774

National Grid PLC	542,293	5,472

Next PLC	26,176	1,248

Old Mutual PLC	843,340	2,140

Pearson PLC	123,528	2,308

Petrofac Ltd.	39,273	1,095

Prudential PLC	389,034	4,654

Randgold Resources Ltd.	13,905	1,218

Reckitt Benckiser Group PLC	94,470	5,343

Reed Elsevier PLC	183,798	1,628

Resolution Ltd.	217,243	908

Rexam PLC	134,963	924

Rio Tinto PLC	213,424	11,830

Rolls-Royce Holdings PLC *	285,033	3,700

Royal Bank of Scotland Group PLC *	2,705,251	1,196

RSA Insurance Group PLC	543,216	909

SABMiller PLC	145,256	5,829

Sage Group (The) PLC	204,685	979

Schroders PLC	17,269	437

Segro PLC	109,155	410

Serco Group PLC	75,518	655

Severn Trent PLC	36,689	906

Smith & Nephew PLC	135,549	1,375

Smiths Group PLC	60,483	1,019

SSE PLC	145,136	3,084

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued
United Kingdom – 18.6% – continued

Standard Chartered PLC	363,443	$9,063

Standard Life PLC	354,559	1,303

Subsea 7 S.A. *	42,746	1,134

Tate & Lyle PLC	71,979	812

Tesco PLC	1,222,832	6,453

TUI Travel PLC	73,548	231

Tullow Oil PLC	137,893	3,366

Unilever PLC	195,592	6,456

United Utilities Group PLC	105,447	1,014

Vedanta Resources PLC	18,106	355

Vodafone Group PLC	7,757,371	21,419

Weir Group (The) PLC	32,031	903

Whitbread PLC	27,095	799

WM Morrison Supermarkets PLC	332,233	1,583
		311,297
Total Common Stocks (3)
(Cost $1,438,650) (3)		1,588,678

PREFERRED STOCKS – 0.5%
Germany – 0.5%

Bayerische Motoren Werke A.G.	7,917	470

Henkel A.G. & Co. KGaA	27,089	1,985

Porsche Automobil Holding S.E.	23,360	1,379

ProSiebenSat.1 Media A.G.	12,120	312

RWE A.G. (Non Voting)	5,833	256
Volkswagen A.G.	22,084	3,887
		8,289
Total Preferred Stocks (3)
(Cost $5,345) (3)		8,289

RIGHTS – 0.0%
Austria – 0.0%

Immoeast A.G. *	57,496	–
Immoeast A.G. *	58,188	–
		–
France – 0.0%

Eurazeo *	21	–
Peugeot S.A. *	28	–
		–
Total Rights (3)
(Cost $–) (3)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.2%

iShares MSCI EAFE Index Fund	906,800	$49,783

Northern Institutional Funds – Diversified Assets Portfolio (4) (5)	2,863,492	2,864
Total Investment Companies
(Cost $52,117)		52,647

Total Investments – 98.8%
(Cost $1,496,112)		1,649,614
Other Assets less Liabilities – 1.2%		20,120
NET ASSETS – 100.0%		$1,669,734

(1)	Security has been deemed worthless.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $15,794,000 with net sales of approximately $12,930,000 during the fiscal year ended March 31, 2012.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the International Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS(LOSSES) (000s)
Euro Stoxx 50 (Euro)	230	$7,390	Long	6/12	$(239)
FTSE 100 Index (British Pound)	70	6,415	Long	6/12	(88)
Hang Seng Index (Hong Kong Dollar)	7	924	Long	4/12	(20)
Nikkei 225 (Japanese Yen)	59	3,596	Long	6/12	157
SPI 200 (Australian Dollar)	20	2,250	Long	6/12	38
Topix Index (Japanese Yen)	9	932	Long	6/12	(8)
Yen Denom Nikkei (Japanese Yen)	12	737	Long	6/12	31

Total					$(129)

At March 31, 2012, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	27.4%
British Pound	21.8
Japanese Yen	20.9
Swiss Franc	8.3
Australian Dollar	8.2
All other currencies less than 5%	13.4

Total	100.0%

At March 31, 2012, the industry sectors (unaudited) for the International Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.5%
Consumer Staples	10.9
Energy	8.3
Financials	24.9
Health Care	9.0
Industrials	12.3
Information Technology	4.7

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Materials	9.9%
Telecommunication Services	5.3
Utilities	4.2

Total	100.0%

At March 31, 2012, the International Equity Index Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS(LOSSES) (000s)
United States Dollar	130	Danish Krone	729	4/2/12	$1
Australian Dollar	109	United States Dollar	113	6/20/12	1
Australian Dollar	596	United States Dollar	610	6/20/12	(2)
British Pound	626	United States Dollar	1,000	6/20/12	(1)
British Pound	359	United States Dollar	570	6/20/12	(4)
Japanese Yen	213,991	United States Dollar	2,600	6/20/12	13
Japanese Yen	248,565	United States Dollar	3,000	6/20/12	(5)
Swiss Franc	272	United States Dollar	300	6/20/12	(2)
Swiss Franc	649	United States Dollar	704	6/20/12	(16)
United States Dollar	500	Australian Dollar	486	6/20/12	(1)
United States Dollar	1,914	British Pound	1,209	6/20/12	19
United States Dollar	1,000	British Pound	631	6/20/12	9
United States Dollar	2,244	Euro	1,712	6/20/12	40
United States Dollar	1,000	Euro	752	6/20/12	4
United States Dollar	100	Hong Kong Dollar	776	6/20/12	–*
United States Dollar	181	Hong Kong Dollar	1,405	6/20/12	–*
United States Dollar	5,314	Japanese Yen	442,842	6/20/12	40
United States Dollar	400	Japanese Yen	32,862	6/20/12	(3)
United States Dollar	33	Singapore Dollar	42	6/20/12	–*
United States Dollar	108	Swedish Krona	732	6/20/12	2
United States Dollar	500	Swiss Franc	453	6/20/12	2

Total					$97

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for indentical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$ –		$166,832		$–	$166,832
Consumer Staples	–		177,290		–	177,290
Energy	–		136,306		–	136,306
Financials	25		360,254		–	360,279
Health Care	–		149,114		–	149,114
Industrials	195		202,640		–	202,835
Information Technology	–		77,125		–	77,125
Materials	–		162,993		–	162,993
Telecommunication Services	16		86,924		–	86,940
Utilities	–		68,964		–	68,964
Preferred Stocks
Consumer Discretionary	–		6,048		–	6,048
Consumer Staples	–		1,985		–	1,985
Utilities	–		256		–	256
Rights
Consumer Discretionary	–	*	–		–	–
Financials	–		–	*	–	–
Investment Companies	52,647		–		–	52,647
Total Investments	$52,883		$1,596,731		$–	$1,649,614

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$226	$–	$–	$226
Foreign Currency
Exchange Contracts	–	131	–	131
Liabilities
Futures Contracts	(355)	–	–	(355)
Foreign Currency
Exchange Contracts	–	(34)	–	(34)
Total Other Financial Instruments	$(129)	$97	$–	$(32)

*	Amount rounds to less than one thousand.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0%

Advertising – 0.2%
Lamar Advertising Co., Class A *	31,796	$1,031

Aerospace/Defense – 1.1%

Alliant Techsystems, Inc.	17,900	897

BE Aerospace, Inc. *	56,361	2,619

Esterline Technologies Corp. *	16,623	1,188

Exelis, Inc.	100,217	1,255
Triumph Group, Inc.	23,401	1,466
		7,425

Agriculture – 0.1%
Universal Corp.	12,757	595

Airlines – 0.3%

Alaska Air Group, Inc. *	38,404	1,376
JetBlue Airways Corp. *	112,162	548
		1,924

Apparel – 1.1%

Carter’s, Inc. *	27,786	1,383

Deckers Outdoor Corp. *	20,988	1,323

Hanesbrands, Inc. *	52,911	1,563

Under Armour, Inc., Class A *	19,936	1,874
Warnaco Group (The), Inc. *	21,908	1,280
		7,423

Auto Manufacturers – 0.2%
Oshkosh Corp. *	49,644	1,150

Banks – 3.7%

Associated Banc-Corp	94,380	1,318

BancorpSouth, Inc.	44,825	604

Bank of Hawaii Corp.	24,897	1,204

Cathay General Bancorp	42,656	755

City National Corp.	25,393	1,332

Commerce Bancshares, Inc.	42,928	1,739

Cullen/Frost Bankers, Inc.	33,227	1,933

East West Bancorp, Inc.	80,631	1,862

FirstMerit Corp.	59,212	998

Fulton Financial Corp.	108,630	1,141

Hancock Holding Co.	45,964	1,632

International Bancshares Corp.	28,824	610

Prosperity Bancshares, Inc.	25,604	1,173

Signature Bank *	25,037	1,578

SVB Financial Group *	23,664	1,523

Synovus Financial Corp.	429,685	881

TCF Financial Corp.	85,726	1,019

Trustmark Corp.	34,800	869

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Banks – 3.7% – continued

Valley National Bancorp	101,765	$1,318

Webster Financial Corp.	39,884	904
Westamerica Bancorporation	15,235	731
		25,124

Beverages – 1.2%

Green Mountain Coffee Roasters, Inc. *	70,552	3,305
Monster Beverage Corp. *	82,251	5,107
		8,412

Biotechnology – 1.9%

Bio-Rad Laboratories, Inc., Class A *	10,704	1,110

Charles River Laboratories International, Inc. *	26,514	957

Regeneron Pharmaceuticals, Inc. *	41,304	4,817

United Therapeutics Corp. *	29,087	1,371
Vertex Pharmaceuticals, Inc. *	114,085	4,678
		12,933

Building Materials – 0.9%

Fortune Brands Home & Security, Inc. *	85,634	1,890

Lennox International, Inc.	27,589	1,112

Louisiana-Pacific Corp. *	74,387	696
Martin Marietta Materials, Inc.	24,748	2,119
		5,817

Chemicals – 2.6%

Albemarle Corp.	48,236	3,083

Ashland, Inc.	42,471	2,593

Cabot Corp.	34,195	1,459

Cytec Industries, Inc.	24,849	1,511

Intrepid Potash, Inc. *	28,648	697

Minerals Technologies, Inc.	9,604	628

NewMarket Corp.	5,743	1,076

Olin Corp.	43,414	944

RPM International, Inc.	71,190	1,865

Sensient Technologies Corp.	27,251	1,036
Valspar Corp.	50,625	2,445
		17,337

Coal – 0.2%

Arch Coal, Inc.	115,719	1,239
Patriot Coal Corp. *	49,285	308
		1,547

Commercial Services – 5.0%

Aaron’s, Inc.	41,224	1,068

Alliance Data Systems Corp. *	27,142	3,419

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Commercial Services – 5.0% – continued

Brink’s (The) Co.	25,629	$612

Convergys Corp. *	62,811	838

CoreLogic, Inc. *	57,780	943

Corporate Executive Board (The) Co.	18,049	776

Corrections Corp. of America *	53,973	1,474

Deluxe Corp.	27,706	649

FTI Consulting, Inc. *	22,547	846

Gartner, Inc. *	50,623	2,159

Global Payments, Inc.	41,576	1,974

HMS Holdings Corp. *	46,637	1,456

ITT Educational Services, Inc. *	10,702	708

Korn/Ferry International *	26,231	439

Lender Processing Services, Inc.	45,785	1,190

Manpower, Inc.	43,454	2,058

Matthews International Corp., Class A	15,370	486

Monster Worldwide, Inc. *	66,853	652

Rent-A-Center, Inc.	32,156	1,214

Rollins, Inc.	34,982	744

SEI Investments Co.	78,523	1,625

Service Corp. International	119,796	1,349

Sotheby’s	36,593	1,440

Strayer Education, Inc.	6,247	589

Towers Watson & Co., Class A	27,443	1,813

TravelCenters of America LLC - (Fractional Shares) *	80,000	–

United Rentals, Inc. *	34,123	1,463

Valassis Communications, Inc. *	23,302	536
Wright Express Corp. *	20,979	1,358
		33,878

Computers – 2.3%

Cadence Design Systems, Inc. *	148,570	1,759

Diebold, Inc.	33,903	1,306

DST Systems, Inc.	18,202	987

Jack Henry & Associates, Inc.	47,014	1,604

Mentor Graphics Corp. *	50,601	752

MICROS Systems, Inc. *	43,336	2,396

NCR Corp. *	85,853	1,864

Riverbed Technology, Inc. *	85,434	2,399
Synopsys, Inc. *	79,044	2,424
		15,491

Distribution/Wholesale – 1.9%

Arrow Electronics, Inc. *	60,685	2,547

Fossil, Inc. *	28,151	3,715

Ingram Micro, Inc., Class A *	81,391	1,511

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Distribution/Wholesale – 1.9% – continued

LKQ Corp. *	79,856	$2,489

Owens & Minor, Inc.	34,458	1,048
Watsco, Inc.	15,398	1,140
		12,450

Diversified Financial Services – 2.0%

Affiliated Managers Group, Inc. *	29,041	3,247

CBOE Holdings, Inc.	48,149	1,369

Eaton Vance Corp.	62,700	1,792

Greenhill & Co., Inc.	15,728	686

Janus Capital Group, Inc.	102,172	910

Jefferies Group, Inc.	81,550	1,537

Raymond James Financial, Inc.	60,472	2,209
Waddell & Reed Financial, Inc., Class A	46,414	1,504
		13,254

Electric – 3.5%

Alliant Energy Corp.	60,223	2,609

Black Hills Corp.	23,832	799

Cleco Corp.	32,982	1,308

Great Plains Energy, Inc.	73,873	1,497

Hawaiian Electric Industries, Inc.	52,120	1,321

IDACORP, Inc.	27,072	1,113

MDU Resources Group, Inc.	102,383	2,292

National Fuel Gas Co.	45,058	2,168

NSTAR	56,183	2,732

NV Energy, Inc.	128,041	2,064

OGE Energy Corp.	53,190	2,846

PNM Resources, Inc.	43,206	791
Westar Energy, Inc.	68,378	1,910
		23,450

Electrical Components & Equipment – 1.7%

Acuity Brands, Inc.	22,835	1,434

AMETEK, Inc.	87,034	4,222

Energizer Holdings, Inc. *	35,762	2,653

General Cable Corp. *	26,986	785
Hubbell, Inc., Class B	32,325	2,540
		11,634

Electronics – 2.9%

Avnet, Inc. *	78,663	2,862

Gentex Corp.	78,152	1,915

Itron, Inc. *	21,602	981

Mettler-Toledo International, Inc. *	17,076	3,155

National Instruments Corp.	50,376	1,437

Tech Data Corp. *	22,379	1,214

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Electronics – 2.9% – continued

Thomas & Betts Corp. *	28,311	$2,036

Trimble Navigation Ltd. *	67,471	3,672

Vishay Intertechnology, Inc. *	85,242	1,036
Woodward, Inc.	32,573	1,395
		19,703

Engineering & Construction – 1.2%

AECOM Technology Corp. *	63,498	1,420

Granite Construction, Inc.	18,713	538

KBR, Inc.	80,280	2,854

Shaw Group (The), Inc. *	35,341	1,121
URS Corp.	43,168	1,835
		7,768

Entertainment – 0.4%

Bally Technologies, Inc. *	23,274	1,088

DreamWorks Animation SKG, Inc., Class A *	38,734	715

International Speedway Corp., Class A	14,967	415
Scientific Games Corp., Class A *	31,201	364
		2,582

Environmental Control – 0.7%

Clean Harbors, Inc. *	25,681	1,729

Mine Safety Appliances Co.	16,690	686
Waste Connections, Inc.	66,818	2,173
		4,588

Food – 1.5%

Corn Products International, Inc.	41,325	2,383

Flowers Foods, Inc.	61,221	1,247

Lancaster Colony Corp.	10,790	717

Post Holdings, Inc. *	14,989	494

Ralcorp Holdings, Inc. *	29,954	2,219

Ruddick Corp. *	26,729	1,072

Smithfield Foods, Inc. *	87,297	1,923
Tootsie Roll Industries, Inc.	13,503	309
		10,364

Forest Products & Paper – 0.3%
Domtar Corp.	19,933	1,901

Gas – 1.1%

Atmos Energy Corp.	48,953	1,540

Questar Corp.	96,522	1,859

UGI Corp.	60,825	1,658

Vectren Corp.	44,438	1,291

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Gas – 1.1% – continued
WGL Holdings, Inc.	27,944	$1,137
		7,485

Hand/Machine Tools – 0.8%

Kennametal, Inc.	43,255	1,926

Lincoln Electric Holdings, Inc.	45,421	2,058
Regal-Beloit Corp.	22,574	1,480
		5,464

Healthcare – Products – 3.3%

Cooper (The) Cos., Inc.	25,862	2,113

Gen-Probe, Inc. *	24,530	1,629

Henry Schein, Inc. *	48,691	3,685

Hill-Rom Holdings, Inc.	33,581	1,122

Hologic, Inc. *	143,065	3,083

IDEXX Laboratories, Inc. *	29,857	2,611

Masimo Corp. *	31,596	739

ResMed, Inc. *	78,201	2,417

STERIS Corp.	31,254	988

Techne Corp.	19,988	1,401

Teleflex, Inc.	22,098	1,351
Thoratec Corp. *	31,692	1,069
		22,208

Healthcare – Services – 2.3%

AMERIGROUP Corp. *	26,098	1,756

Community Health Systems, Inc. *	47,932	1,066

Covance, Inc. *	31,732	1,511

Health Management Associates, Inc., Class A *	138,017	927

Health Net, Inc. *	44,930	1,785

LifePoint Hospitals, Inc. *	26,232	1,035

Lincare Holdings, Inc.	47,198	1,221

Mednax, Inc. *	26,629	1,980

Universal Health Services, Inc., Class B	52,469	2,199
WellCare Health Plans, Inc. *	23,241	1,671
		15,151

Home Builders – 0.8%

KB Home	38,506	343

MDC Holdings, Inc.	20,654	533

NVR, Inc .*	2,746	1,994

Thor Industries, Inc.	23,799	751
Toll Brothers, Inc. *	79,577	1,909
		5,530

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Household Products/Wares – 1.1%

American Greetings Corp., Class A	20,311	$311

Church & Dwight Co., Inc.	77,227	3,799

Scotts Miracle-Gro (The) Co., Class A	23,425	1,269
Tupperware Brands Corp.	30,459	1,934
		7,313

Insurance – 4.1%

Alleghany Corp. *	7,875	2,592

American Financial Group, Inc.	41,405	1,597

Arthur J. Gallagher & Co.	62,399	2,230

Aspen Insurance Holdings Ltd.	38,386	1,072

Brown & Brown, Inc.	62,976	1,497

Everest Re Group Ltd.	29,146	2,697

Fidelity National Financial, Inc., Class A	120,186	2,167

First American Financial Corp.	57,191	951

Hanover Insurance Group (The), Inc.	24,407	1,004

HCC Insurance Holdings, Inc.	56,458	1,760

Kemper Corp.	27,166	823

Mercury General Corp.	19,640	859

Old Republic International Corp.	140,662	1,484

Protective Life Corp.	44,308	1,312

Reinsurance Group of America, Inc.	39,795	2,367

StanCorp Financial Group, Inc.	24,053	985
W.R. Berkley Corp.	60,575	2,188
		27,585

Internet – 1.8%

AOL, Inc. *	51,398	975

Equinix, Inc. *	25,306	3,984

Rackspace Hosting, Inc. *	56,541	3,268

TIBCO Software, Inc. *	90,376	2,756
ValueClick, Inc. *	43,563	860
		11,843

Investment Companies – 0.1%
Apollo Investment Corp.	106,875	766

Iron/Steel – 0.9%

Carpenter Technology Corp.	23,836	1,245

Commercial Metals Co.	62,693	929

Reliance Steel & Aluminum Co.	40,693	2,299
Steel Dynamics, Inc.	118,786	1,727
		6,200

Leisure Time – 0.7%

Life Time Fitness, Inc. *	23,057	1,166

Polaris Industries, Inc.	37,129	2,679

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Leisure Time – 0.7% – continued
WMS Industries, Inc. *	30,003	$712
		4,557

Machinery – Construction & Mining – 0.2%
Terex Corp. *	59,552	1,340

Machinery – Diversified – 1.9%

AGCO Corp. *	52,718	2,489

Gardner Denver, Inc.	27,479	1,732

Graco, Inc.	32,457	1,722

IDEX Corp.	45,455	1,915

Nordson Corp.	30,879	1,683

Wabtec Corp.	26,048	1,963
Zebra Technologies Corp., Class A *	28,181	1,161
		12,665

Media – 1.0%

AMC Networks, Inc., Class A *	31,176	1,391

FactSet Research Systems, Inc.	24,465	2,423

John Wiley & Sons, Inc., Class A	25,520	1,215

Meredith Corp.	20,327	660

New York Times (The) Co., Class A *	64,956	441
Scholastic Corp.	13,756	485
		6,615

Metal Fabrication/Hardware – 0.6%

Timken (The) Co.	45,591	2,313

Valmont Industries, Inc.	12,211	1,434
Worthington Industries, Inc.	28,628	549
		4,296

Mining – 0.2%
Compass Minerals International, Inc.	17,901	1,284

Miscellaneous Manufacturing – 2.6%

Aptargroup, Inc.	35,872	1,965

Carlisle Cos., Inc.	33,507	1,673

CLARCOR, Inc.	27,258	1,338

Crane Co.	26,318	1,276

Donaldson Co., Inc.	80,774	2,886

Harsco Corp.	43,676	1,024

ITT Corp.	51,473	1,181

Pentair, Inc.	53,492	2,547

SPX Corp.	27,792	2,155
Trinity Industries, Inc.	43,500	1,433
		17,478

Office Furnishings – 0.2%

Herman Miller, Inc.	31,428	722

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Office Furnishings – 0.2% – continued
HNI Corp.	24,432	$678
		1,400

Oil & Gas – 3.1%

Atwood Oceanics, Inc. *	30,760	1,381

Bill Barrett Corp. *	25,523	664

Cimarex Energy Co.	46,486	3,508

Energen Corp.	39,130	1,923

Forest Oil Corp. *	60,791	737

HollyFrontier Corp.	112,953	3,632

Northern Oil and Gas, Inc. *	34,443	716

Patterson-UTI Energy, Inc.	83,856	1,450

Plains Exploration & Production Co. *	69,549	2,966

Quicksilver Resources, Inc. *	62,768	316

SM Energy Co.	34,787	2,462
Unit Corp. *	22,507	962
		20,717

Oil & Gas Services – 1.9%

CARBO Ceramics, Inc.	10,768	1,135

Dresser-Rand Group, Inc. *	40,990	1,902

Dril-Quip, Inc. *	18,771	1,221

Helix Energy Solutions Group, Inc. *	57,296	1,020

Oceaneering International, Inc.	58,604	3,158

Oil States International, Inc. *	27,853	2,174
Superior Energy Services, Inc. *	85,478	2,253
		12,863

Packaging & Containers – 1.2%

Greif, Inc., Class A	16,657	931

Packaging Corp. of America	52,348	1,549

Rock-Tenn Co., Class A	38,292	2,587

Silgan Holdings, Inc.	26,904	1,189
Sonoco Products Co.	54,533	1,811
		8,067

Pharmaceuticals – 1.3%

Catalyst Health Solutions, Inc. *	27,253	1,737

Endo Pharmaceuticals Holdings, Inc. *	63,302	2,452

Medicis Pharmaceutical Corp., Class A	31,952	1,201

Omnicare, Inc.	61,620	2,192
VCA Antech, Inc. *	47,358	1,099
		8,681

Real Estate – 0.3%
Jones Lang LaSalle, Inc.	23,660	1,971

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Real Estate Investment Trusts – 8.3%

Alexandria Real Estate Equities, Inc.	33,643	$2,460

American Campus Communities, Inc.	40,442	1,809

BRE Properties, Inc.	41,079	2,076

Camden Property Trust	42,742	2,810

Corporate Office Properties Trust	39,063	907

Duke Realty Corp.	140,507	2,015

Equity One, Inc.	32,358	654

Essex Property Trust, Inc.	18,881	2,861

Federal Realty Investment Trust	34,534	3,343

Highwoods Properties, Inc.	39,411	1,313

Home Properties, Inc.	26,237	1,601

Hospitality Properties Trust	66,996	1,773

Liberty Property Trust	63,213	2,258

Macerich (The) Co.	71,591	4,134

Mack-Cali Realty Corp.	47,608	1,372

National Retail Properties, Inc.	57,360	1,560

Omega Healthcare Investors, Inc.	56,343	1,198

Potlatch Corp.	21,872	685

Rayonier, Inc.	66,402	2,928

Rayonier, Inc. – (Fractional Shares) *	50,000	–

Realty Income Corp.	72,345	2,802

Regency Centers Corp.	48,768	2,169

Senior Housing Properties Trust	88,213	1,945

SL Green Realty Corp.	46,846	3,633

Taubman Centers, Inc.	31,491	2,297

UDR, Inc.	121,144	3,236
Weingarten Realty Investors	65,542	1,732
		55,571

Retail – 6.9%

Advance Auto Parts, Inc.	39,549	3,503

Aeropostale, Inc. *	43,794	947

American Eagle Outfitters, Inc.	105,078	1,806

ANN, Inc. *	26,214	751

Ascena Retail Group, Inc. *	36,558	1,620

Barnes & Noble, Inc. *	21,755	288

Bob Evans Farms, Inc.	15,891	600

Brinker International, Inc.	42,605	1,174

Cheesecake Factory (The), Inc. *	29,642	871

Chico’s FAS, Inc.	90,940	1,373

Collective Brands, Inc. *	32,981	648

Copart, Inc. *	57,876	1,509

Dick’s Sporting Goods, Inc.	52,376	2,518

Foot Locker, Inc.	82,014	2,547

Guess?, Inc.	36,224	1,132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Retail – 6.9% – continued

HSN, Inc.	21,347	$812

MSC Industrial Direct Co., Inc., Class A	24,977	2,080

Office Depot, Inc. *	152,292	525

Panera Bread Co., Class A *	16,121	2,594

PetSmart, Inc.	60,536	3,464

PVH Corp.	36,671	3,276

RadioShack Corp.	55,041	342

Regis Corp.	30,853	569

Saks, Inc. *	84,516	981

Signet Jewelers Ltd.	47,127	2,228

Tractor Supply Co.	38,678	3,503

Wendy’s (The) Co.	160,808	806

Williams-Sonoma, Inc.	55,793	2,091
World Fuel Services Corp.	38,607	1,583
		46,141

Savings & Loans – 1.0%

Astoria Financial Corp.	45,485	449

First Niagara Financial Group, Inc.	190,863	1,878

New York Community Bancorp, Inc.	237,983	3,310
Washington Federal, Inc.	58,298	981
		6,618

Semiconductors – 3.0%

Atmel Corp. *	244,555	2,411

Cree, Inc. *	62,676	1,982

Cypress Semiconductor Corp. *	83,964	1,312

Fairchild Semiconductor

International, Inc. *	68,284	1,004

Integrated Device Technology, Inc. *	77,182	552

International Rectifier Corp. *	37,428	863

Intersil Corp., Class A	68,612	768

Lam Research Corp. *	65,014	2,901

MEMC Electronic Materials, Inc. *	126,017	455

QLogic Corp. *	53,484	950

Rovi Corp. *	58,185	1,894

Semtech Corp. *	35,279	1,004

Silicon Laboratories, Inc. *	22,896	985
Skyworks Solutions, Inc. *	102,187	2,826
		19,907

Shipbuilding – 0.2%
Huntington Ingalls Industries, Inc. *	26,472	1,065

Software – 3.7%

ACI Worldwide, Inc. *	21,243	855

Acxiom Corp. *	42,491	624

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Software – 3.7% – continued

Advent Software, Inc. *	17,616	$451

Allscripts Healthcare Solutions, Inc. *	103,327	1,715

ANSYS, Inc. *	50,314	3,271

Broadridge Financial Solutions, Inc.	67,222	1,607

Compuware Corp. *	118,524	1,089

Concur Technologies, Inc. *	25,426	1,459

Fair Isaac Corp.	19,540	858

Informatica Corp. *	58,233	3,081

Mantech International Corp., Class A	12,754	440

MSCI, Inc., Class A *	65,876	2,425

Parametric Technology Corp. *	64,286	1,796

Quest Software, Inc. *	30,767	716

Solera Holdings, Inc.	37,988	1,743
VeriFone Systems, Inc. *	57,470	2,981
		25,111

Telecommunications – 1.6%

ADTRAN, Inc.	34,610	1,079

Ciena Corp. *	53,512	866

NeuStar, Inc., Class A *	36,548	1,361

Plantronics, Inc.	23,287	938

Polycom, Inc. *	96,251	1,836

RF Micro Devices, Inc. *	149,759	746

Telephone & Data Systems, Inc.	52,353	1,212

Tellabs, Inc.	198,017	802
tw telecom, Inc. *	81,351	1,803
		10,643

Textiles – 0.3%
Mohawk Industries, Inc. *	31,003	2,062

Transportation – 2.3%

Alexander & Baldwin, Inc.	22,714	1,101

Con-way, Inc.	30,254	987

J.B. Hunt Transport Services, Inc.	48,876	2,657

Kansas City Southern *	59,626	4,275

Kirby Corp. *	30,298	1,993

Landstar System, Inc.	25,334	1,462

Tidewater, Inc.	27,818	1,503

UTi Worldwide, Inc.	55,744	960
Werner Enterprises, Inc.	24,086	599
		15,537

Trucking & Leasing – 0.1%
GATX Corp.	25,334	1,021

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Water – 0.2%
Aqua America, Inc.	75,286	$1,678
Total Common Stocks
(Cost $531,726)		644,614

INVESTMENT COMPANIES – 3.3%
Northern Institutional Funds –Diversified Assets Portfolio (1)(2)	21,975,987	21,976
Total Investment Companies
(Cost $21,976)		21,976

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.02%, 5/3/12(3)	$2,115	$2,115
Total Short-Term Investments
(Cost $2,115)		2,115

Total Investments – 99.6%
(Cost $555,817)		668,705
Other Assets less Liabilities – 0.4%		2,494
NET ASSETS – 100.0%		$671,199

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $13,892,000 with net purchases of approximately $8,084,000 during the fiscal year ended March 31, 2012.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Mid Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P Midcap 400	249	$24,708	Long	6/12	$726

At March 31, 2012, the industry sectors (unaudited) for the Mid Cap Index Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.4%
Consumer Staples	4.0
Energy	5.9
Financials	20.9
Health Care	10.3
Industrials	16.9
Information Technology	16.6
Materials	6.4
Telecommunication Services	0.5
Utilities	5.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summerized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$644,614	(1)	$ –	$ –	$644,614
Investment Companies	21,976		–	–	21,976
Short-Term Investments	–		2,115	–	2,115

Total Investments	$666,590		$2,115	$ –	$668,705

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$726		$ –	$ –	$726

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5%

Advertising – 0.1%

Harte-Hanks, Inc.	18,747	$170

Marchex, Inc., Class B	10,420	47

MDC Partners, Inc., Class A	10,824	120
Valuevision Media, Inc., Class A *	14,151	29
		366

Aerospace/Defense – 1.4%

AAR Corp.	15,865	290

Aerovironment, Inc. *	6,619	177

Astronics Corp. *	3,984	139

Cubic Corp.	6,467	306

Curtiss-Wright Corp.	18,954	701

Ducommun, Inc. *	4,528	54

Esterline Technologies Corp. *	12,402	886

GenCorp, Inc. *	23,113	164

HEICO Corp.	17,048	880

Kaman Corp.	10,533	358

Kratos Defense & Security Solutions, Inc. *	13,786	74

LMI Aerospace, Inc. *	3,793	69

Moog, Inc., Class A *	18,508	794

National Presto Industries, Inc.	1,943	147

Orbital Sciences Corp. *	23,612	310

Teledyne Technologies, Inc. *	14,946	942
Triumph Group, Inc.	15,336	961
		7,252

Agriculture – 0.3%

Alico, Inc.	1,544	36

Alliance One International, Inc. *	35,826	135

Andersons (The), Inc.	7,709	375

Cadiz, Inc. *	3,684	34

Griffin Land & Nurseries, Inc.	878	23

Limoneira Co.	2,814	48

MGP Ingredients, Inc.	4,421	24

Star Scientific, Inc. *	43,268	142

Tejon Ranch Co. *	6,035	173

Universal Corp.	9,366	436
Vector Group Ltd.	19,191	340
		1,766

Airlines – 0.6%

Alaska Air Group, Inc. *	29,266	1,048

Allegiant Travel Co. *	5,927	323

Hawaiian Holdings, Inc. *	20,679	108

JetBlue Airways Corp. *	101,433	496

Republic Airways Holdings, Inc. *	19,072	94

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Airlines – 0.6% – continued

SkyWest, Inc.	21,397	$237

Spirit Airlines, Inc. *	6,170	124
US Airways Group, Inc. *	66,410	504
		2,934

Apparel – 1.4%

Carter’s, Inc. *	19,932	992

Cherokee, Inc.	3,425	39

Cocs, Inc. *	36,862	771

Columbia Sportswear Co.	4,843	230

Delta Apparel, Inc. *	3,100	51

G-III Apparel Group Ltd. *	6,860	195

Iconix Brand Group, Inc. *	29,829	518

Jones Group (The), Inc.	32,923	414

K-Swiss, Inc., Class A *	9,241	38

Maidenform Brands, Inc. *	9,530	215

Oxford Industries, Inc.	5,165	262

Perry Ellis International, Inc. *	5,365	100

Quiksilver, Inc. *	53,338	215

R.G. Barry Corp.	3,764	46

Skechers U.S.A., Inc., Class A *	15,324	195

Steven Madden Ltd. *	15,357	657

True Religion Apparel, Inc. *	10,659	292

Unifi, Inc. *	5,004	48

Warnaco Group (The), Inc. *	16,409	958

Weyco Group, Inc.	2,699	64
Wolverine World Wide, Inc.	20,059	746
		7,046

Auto Manufacturers – 0.1%
Wabash National Corp. *	27,712	287

Auto Parts & Equipment – 1.0%

Accuride Corp. *	16,461	143

American Axle & Manufacturing Holdings, Inc. *	27,295	320

Amerigon, Inc. *	11,932	193

Commercial Vehicle Group, Inc. *	11,365	139

Cooper Tire & Rubber Co.	25,718	391

Dana Holding Corp.	59,269	919

Dorman Products, Inc. *	4,504	228

Douglas Dynamics, Inc.	7,732	106

Exide Technologies *	31,704	99

Fuel Systems Solutions, Inc. *	6,622	173

Meritor, Inc. *	38,831	313

Miller Industries, Inc.	4,379	74

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Auto Parts & Equipment – 1.0% – continued

Modine Manufacturing Co. *	18,169	$161

Motorcar Parts of America, Inc. *	4,239	41

Spartan Motors, Inc.	13,620	72

Standard Motor Products, Inc.	7,619	135

Superior Industries International, Inc.	9,816	192

Tenneco, Inc. *	24,625	915

Titan International, Inc.	17,396	411
Tower International, Inc. *	3,304	40
		5,065

Banks – 6.3%

1st Source Corp.	6,537	160

1st United Bancorp, Inc. *	10,456	63

Alliance Financial Corp.	2,001	61

Ameris Bancorp *	10,367	136

Ames National Corp.	3,359	80

Arrow Financial Corp.	4,292	105

Bancfirst Corp.	2,774	121

Banco Latinoamericano de Comercio Exterior S.A., Class E	11,444	242

Bancorp (The), Inc. *	11,846	119

BancorpSouth, Inc.	38,229	515

Bank of Kentucky Financial Corp.	1,970	51

Bank of Marin Bancorp	2,226	85

Bank of the Ozarks, Inc.	11,422	357

Banner Corp.	7,273	160

BBCN Bancorp, Inc. *	29,897	333

Boston Private Financial Holdings, Inc.	30,611	303

Bridge Bancorp, Inc.	2,679	56

Bridge Capital Holdings *	3,189	43

Bryn Mawr Bank Corp.	4,525	102

Camden National Corp.	2,886	101

Capital Bank Corp. *	5,006	11

Capital City Bank Group, Inc.	3,342	25

Cardinal Financial Corp.	12,421	140

Cascade Bancorp *	2,135	12

Cass Information Systems, Inc.	3,787	151

Cathay General Bancorp	32,097	568

Center Bancorp, Inc.	4,122	41

Centerstate Banks, Inc.	12,187	99

Central Pacific Financial Corp. *	6,263	81

Century Bancorp, Inc., Class A	1,493	41

Chemical Financial Corp.	11,012	258

Citizens & Northern Corp.	4,958	99

City Holding Co.	6,100	212

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.3% – continued

CNB Financial Corp.	4,623	$77

CoBiz Financial, Inc.	13,920	98

Columbia Banking System, Inc.	16,114	367

Community Bank System, Inc.	15,524	447

Community Trust Bancorp, Inc.	5,875	188

CVB Financial Corp.	36,830	432

Eagle Bancorp, Inc. *	6,566	110

Encore Bancshares, Inc. *	3,594	73

Enterprise Bancorp, Inc.	2,005	33

Enterprise Financial Services Corp.	6,759	79

Financial Institutions, Inc.	5,734	93

First Bancorp	6,273	69

First Bancorp, Inc.	3,325	49

First Busey Corp.	32,770	162

First Commonwealth Financial Corp.	43,465	266

First Community Bancshares, Inc.	6,915	92

First Connecticut Bancorp, Inc.	7,485	99

First Financial Bancorp	23,573	408

First Financial Bankshares, Inc.	13,113	462

First Financial Corp.	4,701	149

First Interstate Bancsystem, Inc.	6,550	96

First Merchants Corp.	10,407	128

First Midwest Bancorp, Inc.	30,178	362

First of Long Island (The) Corp.	3,087	82

FirstMerit Corp.	44,051	743

FNB Corp.	55,231	667

Franklin Financial Corp. *	5,948	80

German American Bancorp, Inc.	5,493	107

Glacier Bancorp, Inc.	29,107	435

Great Southern Bancorp, Inc.	4,124	99

Hampton Roads Bankshares, Inc. *	3,434	10

Hancock Holding Co.	30,918	1,098

Hanmi Financial Corp. *	13,180	133

Heartland Financial USA, Inc.	6,100	106

Heritage Commerce Corp. *	9,750	63

Heritage Financial Corp.	5,861	80

Home Bancshares, Inc.	9,351	249

Hudson Valley Holding Corp.	6,129	99

IBERIABANK Corp.	12,021	643

Independent Bank Corp.	8,678	249

International Bancshares Corp.	21,107	446

Lakeland Bancorp, Inc.	9,220	91

Lakeland Financial Corp.	6,512	169

MainSource Financial Group, Inc.	8,648	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.3% – continued

MB Financial, Inc.	22,295	$468

Merchants Bancshares, Inc.	1,731	49

Metro Bancorp, Inc. *	4,929	58

MidSouth Bancorp, Inc.	2,625	36

National Bankshares, Inc.	2,550	77

National Penn Bancshares, Inc.	49,728	440

NBT Bancorp, Inc.	13,840	306

Old National Bancorp	38,905	511

OmniAmerican Bancorp, Inc. *	4,352	84

Oriental Financial Group, Inc.	16,662	202

Orrstown Financial Services, Inc.	2,166	19

Pacific Capital Bancorp N.A. *	1,831	83

Pacific Continental Corp.	8,336	78

PacWest Bancorp	12,045	293

Park National Corp.	5,391	373

Park Sterling Corp. *	13,908	67

Penns Woods Bancorp, Inc.	1,532	63

Peoples Bancorp, Inc.	3,829	67

Pinnacle Financial Partners, Inc. *	13,884	255

PrivateBancorp, Inc.	24,544	372

Prosperity Bancshares, Inc.	18,977	869

Renasant Corp.	10,709	174

Republic Bancorp, Inc., Class A	3,954	95

S&T Bancorp, Inc.	11,859	257

S.Y. Bancorp, Inc.	4,832	112

Sandy Spring Bancorp, Inc.	10,096	183

SCBT Financial Corp.	5,800	190

Seacoast Banking Corp. *	25,715	45

Sierra Bancorp	4,091	40

Signature Bank *	18,566	1,170

Simmons First National Corp., Class A	7,266	188

Southside Bancshares, Inc.	6,944	153

Southwest Bancorp, Inc. *	8,517	79

State Bank Financial Corp. *	12,866	225

StellarOne Corp.	10,028	119

Sterling Bancorp	12,412	119

Sterling Financial Corp. *	11,022	230

Suffolk Bancorp *	3,438	45

Sun Bancorp, Inc. *	17,542	62

Susquehanna Bancshares, Inc.	74,333	734

SVB Financial Group *	17,423	1,121

Taylor Capital Group, Inc. *	6,131	88

Texas Capital Bancshares, Inc. *	15,187	526

Tompkins Financial Corp.	3,540	142

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.3% – continued

TowneBank	10,543	$142

Trico Bancshares	5,869	102

Trustco Bank Corp.	38,008	217

Trustmark Corp.	26,174	654

UMB Financial Corp.	12,854	575

Umpqua Holdings Corp.	46,762	634

Union First Market Bankshares Corp.	8,155	114

United Bankshares, Inc.	20,379	588

United Community Banks, Inc. *	16,932	165

Univest Corp. of Pennsylvania	6,666	112

Virginia Commerce Bancorp, Inc. *	9,645	85

Walker & Dunlop, Inc. *	4,776	60

Washington Banking Co.	6,490	90

Washington Trust Bancorp, Inc.	6,182	149

Webster Financial Corp.	29,189	662

WesBanco, Inc.	9,425	190

West Bancorporation, Inc.	6,300	63

West Coast Bancorp *	7,866	149

Westamerica Bancorporation	11,765	565

Western Alliance Bancorp *	27,863	236

Wilshire Bancorp, Inc. *	24,783	120
Wintrust Financial Corp.	14,212	509
		32,071

Beverages – 0.2%

Boston Beer (The) Co., Inc., Class A *	3,287	351

Central European Distribution Corp. *	29,912	153

Coca-Cola Bottling Co. Consolidated	2,002	126

Craft Brewers Alliance, Inc. *	3,582	28

Farmer Bros. Co. *	3,320	36

National Beverage Corp. *	5,247	84

Peet’s Coffee & Tea, Inc. *	5,143	379
Primo Water Corp. *	4,231	8
		1,165

Biotechnology – 2.3%

Acorda Therapeutics, Inc. *	15,862	421

Aegerion Pharmaceuticals, Inc. *	3,398	47

Affymax, Inc. *	14,652	172

Alnylam Pharmaceuticals, Inc. *	19,077	211

AMAG Pharmaceuticals, Inc. *	8,418	134

Arena Pharmaceuticals, Inc. *	68,240	209

Ariad Pharmaceuticals, Inc. *	64,175	1,024

Arqule, Inc. *	21,399	150

Astex Pharmaceuticals*	20,107	37

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Biotechnology – 2.3% – continued

BioCryst Pharmaceuticals, Inc. *	12,501	$60

Biosante Pharmaceuticals, Inc. *	38,453	26

Biotime, Inc. *	9,474	42

Cambrex Corp. *	12,381	87

Cell Therapeutics, Inc. *	91,331	119

Celldex Therapeutics, Inc. *	22,932	117

Ceres, Inc. *	2,316	37

Chelsea Therapeutics International Ltd. *	21,913	56

Cleveland Biolabs, Inc. *	12,724	31

Complete Genomics, Inc. *	3,452	10

Cubist Pharmaceuticals, Inc. *	25,414	1,099

Curis, Inc. *	30,172	145

Dynavax Technologies Corp. *	61,654	312

Emergent Biosolutions, Inc. *	10,129	162

Enzo Biochem, Inc. *	13,451	36

Enzon Pharmaceuticals, Inc. *	16,436	112

Exact Sciences Corp. *	23,382	261

Exelixis, Inc. *	61,270	317

Geron Corp. *	57,228	97

GTx, Inc. *	8,760	34

Halozyme Therapeutics, Inc. *	36,018	460

Harvard Bioscience, Inc. *	8,037	32

Immunogen, Inc. *	31,095	447

Immunomedics, Inc. *	27,580	100

Incyte Corp. Ltd. *	36,113	697

Insmed, Inc. *	8,601	31

InterMune, Inc. *	22,177	325

Lexicon Pharmaceuticals, Inc. *	78,473	146

Ligand Pharmaceuticals, Inc., Class B *	7,992	127

Maxygen, Inc. *	11,448	66

Medicines (The) Co. *	22,110	444

Momenta Pharmaceuticals, Inc. *	19,107	293

NewLink Genetics Corp. *	2,918	27

Novavax, Inc. *	40,211	51

NPS Pharmaceuticals, Inc. *	36,026	246

Nymox Pharmaceutical Corp. *	7,516	60

OncoGenex Pharmaceutical, Inc. *	5,677	75

Oncothyreon, Inc. *	16,279	71

Pacific Biosciences of California, Inc. *	15,777	54

PDL BioPharma, Inc.	56,148	357

Peregrine Pharmaceuticals, Inc. *	34,477	19

PharmAthene, Inc. *	12,369	22

RTI Biologics, Inc. *	22,074	82

Sangamo Biosciences, Inc.*	21,816	107

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Biotechnology – 2.3% – continued

Seattle Genetics, Inc. *	39,343	$802

Sequenom, Inc. *	48,213	196

Spectrum Pharmaceuticals, Inc. *	23,758	300

Sunesis Pharmaceuticals, Inc. *	10,173	29

Transcept Pharmaceuticals, Inc. *	1,641	17

Trius Therapeutics, Inc. *	5,348	29

Verastem, Inc. *	2,445	27

Vical, Inc. *	32,723	111
ZIOPHARM Oncology, Inc. *	28,822	156
		11,571

Building Materials – 1.0%

AAON, Inc.	7,908	160

Apogee Enterprises, Inc.	10,931	142

Broadwind Energy, Inc. *	55,569	26

Builders FirstSource, Inc. *	16,794	71

Comfort Systems USA, Inc.	15,318	167

Drew Industries, Inc. *	7,986	218

Eagle Materials, Inc.	18,007	626

Gibraltar Industries, Inc. *	12,617	191

Griffon Corp.	19,547	209

Headwaters, Inc. *	26,374	110

Interline Brands, Inc. *	12,775	276

Louisiana-Pacific Corp. *	53,719	502

LSI Industries, Inc.	8,993	66

NCI Building Systems, Inc. *	7,947	91

Quanex Building Products Corp.	15,156	267

Simpson Manufacturing Co., Inc.	16,721	539

Texas Industries, Inc.	9,217	323

Trex Co., Inc. *	6,054	194

Universal Forest Products, Inc.	7,935	274
USG Corp. *	28,701	494
		4,946

Chemicals – 1.8%

A. Schulman, Inc.	12,516	338

Aceto Corp.	10,959	104

American Vanguard Corp.	8,779	190

Balchem Corp.	11,748	355

Chemtura Corp. *	39,206	666

Codexis, Inc. *	8,609	31

Ferro Corp. *	36,012	214

Georgia Gulf Corp. *	13,914	485

H.B. Fuller Co.	19,996	657

Hawkins, Inc.	3,626	135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Chemicals – 1.8% – continued

Innophos Holdings, Inc.	8,970	$450

Innospec, Inc. *	9,733	296

KMG Chemicals, Inc.	2,593	47

Kraton Performance Polymers, Inc. *	12,843	341

Landec Corp. *	10,387	68

Minerals Technologies, Inc.	7,383	483

NewMarket Corp.	3,669	688

Oil-Dri Corp. of America	1,562	33

Olin Corp.	32,304	703

OM Group, Inc. *	12,891	355

Omnova Solutions, Inc. *	18,522	125

PolyOne Corp.	38,424	553

Quaker Chemical Corp.	5,244	207

Sensient Technologies Corp.	20,394	775

Spartech Corp. *	13,351	65

Stepan Co.	3,358	295

TPC Group, Inc. *	5,549	245

Zep, Inc.	8,818	127
Zoltek Cos., Inc. *	11,080	125
		9,156

Coal – 0.2%

Cloud Peak Energy, Inc. *	25,035	399

Hallador Energy Co.	1,335	12

James River Coal Co. *	13,916	71

L&L Energy, Inc. *	9,234	23

Patriot Coal Corp. *	37,845	236

SunCoke Energy, Inc. *	28,807	409
Westmoreland Coal Co. *	3,391	38
		1,188

Commercial Services – 6.3%

ABM Industries, Inc.	21,296	518

Acacia Research Corp. *	17,494	730

Accretive Health, Inc. *	16,344	326

Advance America Cash Advance Centers, Inc.	22,195	233

Advisory Board (The) Co. *	6,786	601

Albany Molecular Research, Inc. *	6,458	17

American Public Education, Inc. *	7,487	285

American Reprographics Co. *	15,091	81

AMN Healthcare Services, Inc. *	16,768	102

Arbitron, Inc.	11,033	408

Ascent Capital Group, Inc., Class A *	5,800	274

AVEO Pharmaceuticals, Inc. *	12,804	159

Avis Budget Group, Inc. *	42,905	607

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.3% – continued

Barrett Business Services, Inc.	3,027	$60

Bridgepoint Education, Inc. *	7,028	174

Brink’s (The) Co.	18,825	449

Capella Education Co. *	5,443	196

Cardtronics, Inc. *	17,661	464

CBIZ, Inc. *	16,658	105

CDI Corp.	5,138	92

Cenveo, Inc. *	22,850	77

Chemed Corp.	8,089	507

Consolidated Graphics, Inc. *	3,561	161

Convergys Corp. *	43,025	574

Corinthian Colleges, Inc. *	32,004	133

Corporate Executive Board (The) Co.	14,048	604

Corvel Corp. *	2,586	103

CoStar Group, Inc. *	10,264	709

CRA International, Inc. *	4,493	113

Cross Country Healthcare, Inc. *	12,331	62

Deluxe Corp.	20,850	488

DFC Global Corp. *	17,486	330

Dollar Thrifty Automotive Group, Inc. *	11,742	950

Electro Rent Corp.	7,607	140

Essex Rental Corp. *	5,915	23

Euronet Worldwide, Inc. *	21,036	439

ExamWorks Group, Inc. *	11,231	140

ExlService Holdings, Inc. *	6,932	190

Forrester Research, Inc.	5,905	191

Franklin Covey Co. *	4,930	46

FTI Consulting, Inc. *	17,167	644

Geo Group (The), Inc. *	24,734	470

Global Cash Access Holdings, Inc. *	26,398	206

Grand Canyon Education, Inc. *	11,606	206

Great Lakes Dredge & Dock Corp.	23,042	166

H&E Equipment Services, Inc. *	11,331	214

Hackett Group (The), Inc. *	11,259	67

Healthcare Services Group, Inc.	26,881	572

Heartland Payment Systems, Inc.	15,791	455

Heidrick & Struggles International, Inc.	7,537	166

Hill International, Inc. *	8,874	35

HMS Holdings Corp. *	34,647	1,081

Hudson Highland Group, Inc. *	14,222	77

Huron Consulting Group, Inc. *	8,950	336

ICF International, Inc. *	8,027	204

Insperity, Inc.	9,590	294

Intersections, Inc.	4,335	55

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.3% – continued

K12, Inc. *	10,876	$257

Kelly Services, Inc., Class A	10,544	169

Kenexa Corp. *	10,788	337

Kforce, Inc. *	12,046	180

Korn/Ferry International *	19,250	322

Landauer, Inc.	3,799	201

Lincoln Educational Services Corp.	9,475	75

Live Nation Entertainment, Inc. *	57,799	543

Mac-Gray Corp.	4,851	73

Matthews International Corp., Class A	12,255	388

MAXIMUS, Inc.	14,152	576

McGrath Rentcorp	10,062	323

Medifast, Inc. *	5,941	104

MoneyGram International, Inc. *	4,321	78

Monro Muffler Brake, Inc.	12,380	514

Multi-Color Corp.	4,389	99

National American University Holdings, Inc.	3,327	21

National Research Corp.	829	36

Navigant Consulting, Inc. *	20,690	288

Odyssey Marine Exploration, Inc. *	31,637	98

On Assignment, Inc. *	15,438	270

PAREXEL International Corp. *	23,966	646

Pendrell Corp. *	63,925	167

PHH Corp. *	22,912	355

PRGX Global, Inc. *	9,115	57

Providence Service (The) Corp. *	5,369	83

Quad Graphics, Inc.	10,540	147

Rent-A-Center, Inc.	23,876	901

Resources Connection, Inc.	17,140	241

Rollins, Inc.	26,017	554

RPX Corp. *	4,170	71

RSC Holdings, Inc. *	27,708	626

ServiceSource International, Inc. *	4,330	67

Sotheby’s	27,566	1,084

Standard Parking Corp. *	6,853	141

Steiner Leisure Ltd. *	6,282	307

Stewart Enterprises, Inc., Class A	29,510	179

Strayer Education, Inc.	5,016	473

Swisher Hygiene, Inc. *	33,491	82

Team Health Holdings, Inc. *	10,582	218

Team, Inc. *	7,817	242

TeleTech Holdings, Inc. *	10,531	170

TMS International Corp., Class A *	5,623	68

TNS, Inc. *	10,492	228

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.3% – continued

Transcend Services, Inc. *	3,378	$99

TrueBlue, Inc. *	16,494	295

United Rentals, Inc. *	25,536	1,095

Universal Technical Institute, Inc.	9,696	128

Valassis Communications, Inc. *	18,517	426

Viad Corp.	8,443	164

Wright Express Corp. *	15,762	1,020

Zillow, Inc. *	1,458	52
Zipcar, Inc. *	4,590	68
		32,515

Computers – 2.0%

3D Systems Corp. *	17,089	402

Agilysys, Inc. *	6,600	59

CACI International, Inc., Class A *	10,646	663

Carbonite, Inc. *	2,886	32

CIBER, Inc. *	25,446	108

Computer Task Group, Inc. *	6,562	101

Cray, Inc. *	14,536	106

Digimarc Corp. *	2,649	74

Dot Hill Systems Corp. *	19,887	30

Dynamics Research Corp. *	3,155	30

Echelon Corp. *	15,395	68

Electronics for Imaging, Inc. *	19,041	317

iGate Corp. *	12,650	212

Imation Corp. *	12,926	80

Immersion Corp. *	12,342	67

Insight Enterprises, Inc. *	17,716	389

j2 Global, Inc.	18,808	539

Jack Henry & Associates, Inc.	34,875	1,190

KEYW Holding (The) Corp. *	8,367	65

LivePerson, Inc. *	21,659	363

Manhattan Associates, Inc. *	8,140	387

Maxwell Technologies, Inc. *	11,394	209

Mentor Graphics Corp. *	39,206	583

Mercury Computer Systems, Inc. *	12,858	170

MTS Systems Corp.	6,404	340

NCI, Inc., Class A *	2,573	16

Netscout Systems, Inc. *	15,466	315

OCZ Technology Group, Inc. *	26,022	182

Quantum Corp. *	89,705	235

Radisys Corp. *	8,365	62

RealD, Inc. *	17,232	233

Rimage Corp.	3,513	35

Silicon Graphics International Corp. *	13,399	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Computers – 2.0% – continued

Spansion, Inc., Class A *	21,017	$256

STEC, Inc. *	15,101	143

Stratasys, Inc. *	8,432	308

Stream Global Services, Inc. *	2,308	8

Super Micro Computer, Inc. *	11,270	197

SYKES Enterprises, Inc. *	16,299	258

Synaptics, Inc. *	13,230	483

Syntel, Inc.	6,202	347

Unisys Corp. *	17,567	346

Virtusa Corp. *	6,219	107

Wave Systems Corp., Class A *	34,647	64
Xyratex Ltd.	11,213	178
		10,487

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	9,853	345

Inter Parfums, Inc.	6,715	105
Revlon, Inc., Class A *	4,997	86
		536

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *	18,651	481

Brightpoint, Inc. *	27,352	220

Core-Mark Holding Co., Inc.	4,715	193

Houston Wire & Cable Co.	7,241	101

MWI Veterinary Supply, Inc. *	5,162	454

Owens & Minor, Inc.	25,662	780

Pool Corp.	19,609	734

Rentrak Corp. *	3,892	88

Scansource, Inc. *	10,857	405

School Specialty, Inc. *	5,543	20

Titan Machinery, Inc. *	6,553	185

United Stationers, Inc.	17,116	531
Watsco, Inc.	11,439	847
		5,039

Diversified Financial Services – 1.8%

Aircastle Ltd.	22,248	272

Apollo Residential Mortgage, Inc.	4,084	75

Artio Global Investors, Inc.	13,878	66

BGC Partners, Inc., Class A	30,680	227

Calamos Asset Management, Inc., Class A	7,823	103

CIFC Corp. *	4,227	26

Cohen & Steers, Inc.	7,301	233

Cowen Group, Inc., Class A *	29,783	81

Credit Acceptance Corp. *	2,777	280

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Diversified Financial Services – 1.8% – continued

Diamond Hill Investment Group, Inc.	1,064	$78

Doral Financial Corp. *	54,202	83

Duff & Phelps Corp., Class A	12,663	197

Edelman Financial Group, Inc.	10,102	67

Ellie Mae, Inc. *	3,007	34

Encore Capital Group, Inc. *	6,817	154

Epoch Holding Corp.	5,900	141

Evercore Partners, Inc., Class A	8,463	246

FBR & Co. *	18,592	48

Federal Agricultural Mortgage Corp., Class C	4,300	98

Financial Engines, Inc. *	15,943	356

First Marblehead (The) Corp. *	16,389	20

FX Alliance, Inc. *	2,491	39

FXCM, Inc., Class A	7,152	93

Gain Capital Holdings, Inc.	3,640	18

GAMCO Investors, Inc., Class A	2,910	144

GFI Group, Inc. *	28,861	109

Gleacher & Co., Inc. *	27,173	37

Higher One Holdings, Inc. *	12,455	186

Imperial Holdings, Inc. *	6,012	16

INTL. FCStone, Inc. *	5,459	115

Investment Technology Group, Inc. *	15,565	186

JMP Group, Inc.	5,263	39

KBW, Inc.	13,113	243

Knight Capital Group, Inc., Class A *	41,311	532

Ladenburg Thalmann Financial Services, Inc. *	46,838	83

Manning & Napier, Inc. *	5,601	82

MarketAxess Holdings, Inc.	11,576	432

Marlin Business Services Corp.	3,659	55

Medley Capital Corp.	5,006	56

National Financial Partners Corp. *	16,584	251

Nelnet, Inc., Class A	10,820	280

Netspend Holdings, Inc. *	10,401	81

NewStar Financial, Inc. *	11,570	129

Nicholas Financial, Inc.	3,302	44

Ocwen Financial Corp. *	39,070	611

Oppenheimer Holdings, Inc., Class A	4,333	75

Piper Jaffray Cos. *	6,352	169

Portfolio Recovery Associates, Inc. *	7,023	504

Pzena Investment Management, Inc., Class A	1,914	11

SeaCube Container Leasing Ltd.	4,563	78

Solar Senior Capital Ltd.	3,410	55

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Diversified Financial Services – 1.8% – continued

Stifel Financial Corp. *	21,853	$827

SWS Group, Inc.	10,715	61

Virtus Investment Partners, Inc. *	2,658	228

Walter Investment Management Corp.	10,783	243

Westwood Holdings Group, Inc.	2,354	91
World Acceptance Corp. *	6,041	370
		9,458

Electric – 2.0%

Allete, Inc.	13,741	570

Ameresco, Inc., Class A *	7,243	98

Atlantic Power Corp.	46,276	640

Avista Corp.	23,567	603

Black Hills Corp.	17,760	596

Central Vermont Public Service Corp.	5,393	190

CH Energy Group, Inc.	6,260	418

Cleco Corp.	24,788	983

Dynegy, Inc. *	41,689	23

El Paso Electric Co.	17,248	560

Empire District Electric (The) Co.	17,443	355

EnerNOC, Inc. *	9,545	69

Genie Energy Ltd., Class B	6,247	60

IDACORP, Inc.	20,225	832

MGE Energy, Inc.	9,396	417

NorthWestern Corp.	14,952	530

Ormat Technologies, Inc.	7,068	142

Otter Tail Corp.	14,941	324

Pike Electric Corp. *	6,157	51

PNM Resources, Inc.	32,588	596

Portland General Electric Co.	30,459	761

UIL Holdings Corp.	20,538	714

Unisource Energy Corp.	14,673	537
Unitil Corp.	4,402	118
		10,187

Electrical Components & Equipment – 1.0%

A123 Systems, Inc. *	37,846	42

Active Power, Inc. *	27,811	22

Acuity Brands, Inc.	17,660	1,109

Advanced Energy Industries, Inc. *	16,155	212

American Superconductor Corp. *	19,262	79

Belden, Inc.	19,197	728

Capstone Turbine Corp. *	115,414	118

Coleman Cable, Inc. *	3,807	37

Encore Wire Corp.	7,510	223

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electrical Components & Equipment – 1.0% – continued

EnerSys *	19,268	$668

Generac Holdings, Inc. *	9,882	242

Graham Corp.	4,181	91

Insteel Industries, Inc.	7,486	91

Littelfuse, Inc.	8,752	549

Powell Industries, Inc. *	3,406	117

Power-One, Inc. *	27,421	125

PowerSecure International, Inc. *	6,725	41

Satcon Technology Corp. *	29,851	11

Universal Display Corp. *	15,724	574

Valence Technology, Inc. *	23,585	19
Vicor Corp.	8,608	69
		5,167

Electronics – 2.3%

American Science & Engineering, Inc.	3,611	242

Analogic Corp.	5,170	349

Badger Meter, Inc.	5,950	202

Bel Fuse, Inc., Class B	3,984	70

Benchmark Electronics, Inc. *	25,088	414

Brady Corp., Class A	19,320	625

Checkpoint Systems, Inc. *	16,169	182

Coherent, Inc. *	9,633	562

CTS Corp.	14,618	154

Cymer, Inc. *	12,484	624

Daktronics, Inc.	13,777	123

DDi Corp.	5,775	70

Electro Scientific Industries, Inc.	8,875	133

ESCO Technologies, Inc.	10,602	390

FARO Technologies, Inc. *	6,733	393

FEI Co. *	15,769	774

Fluidigm Corp. *	3,276	52

Identive Group, Inc. *	13,756	29

II-VI, Inc. *	21,048	498

InvenSense, Inc. *	4,329	78

Kemet Corp. *	18,682	175

LeCroy Corp. *	7,064	73

Measurement Specialties, Inc. *	6,270	211

Methode Electronics, Inc.	15,813	147

Microvision, Inc. *	4,983	14

Multi-Fineline Electronix, Inc. *	3,426	94

Newport Corp. *	15,101	268

NVE Corp. *	1,844	98

OSI Systems, Inc. *	7,791	478

Park Electrochemical Corp.	8,593	260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electronics – 2.3% – continued

Plexus Corp. *	14,334	$502

Pulse Electronics Corp.	14,834	37

Rofin-Sinar Technologies, Inc. *	11,643	307

Rogers Corp. *	6,601	256

Sanmina-SCI Corp. *	32,953	377

SRS Labs, Inc. *	3,508	24

Stoneridge, Inc. *	10,911	108

Taser International, Inc. *	23,489	102

TTM Technologies, Inc. *	21,686	249

Viasystems Group, Inc. *	1,321	25

Vishay Precision Group, Inc. *	5,194	77

Watts Water Technologies, Inc., Class A	12,301	501

Woodward, Inc.	25,123	1,076

X-Rite, Inc. *	10,129	46

Zagg, Inc. *	9,240	98
Zygo Corp. *	6,324	124
		11,691

Energy – Alternate Sources – 0.2%

Amyris, Inc. *	7,344	38

Clean Energy Fuels Corp. *	20,059	427

FuelCell Energy, Inc. *	68,249	107

FutureFuel Corp.	7,831	86

Gevo, Inc. *	1,881	17

Green Plains Renewable Energy, Inc. *	6,515	70

KiOR, Inc., Class A *	4,946	66

Renewable Energy Group, Inc. *	2,817	29

REX American Resources Corp. *	2,555	79

Solazyme, Inc. *	4,983	73
Syntroleum Corp. *	32,637	32
		1,024

Engineering & Construction – 0.7%

Aegion Corp. *	15,799	282

Argan, Inc.	3,345	54

Dycom Industries, Inc. *	14,434	337

EMCOR Group, Inc.	27,085	751

Exponent, Inc. *	5,402	262

Granite Construction, Inc.	15,814	454

Layne Christensen Co. *	7,810	174

MasTec, Inc. *	23,035	417

Michael Baker Corp. *	3,504	83

Mistras Group, Inc. *	5,748	137

MYR Group, Inc. *	8,564	153

Orion Marine Group, Inc. *	11,211	81

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Engineering & Construction – 0.7% – continued

Sterling Construction Co., Inc. *	7,192	$70

Tutor Perini Corp. *	12,748	199
VSE Corp.	1,511	37
		3,491

Entertainment – 0.9%

Churchill Downs, Inc.	4,967	278

Cinemark Holdings, Inc.	37,816	830

International Speedway Corp., Class A	12,072	335

Isle of Capri Casinos, Inc. *	9,189	65

Lions Gate Entertainment Corp. *	18,456	257

Multimedia Games Holding Co., Inc. *	10,548	116

National CineMedia, Inc.	22,261	341

Pinnacle Entertainment, Inc. *	24,773	285

Scientific Games Corp., Class A *	23,242	271

Shuffle Master, Inc. *	22,110	389

Six Flags Entertainment Corp.	17,021	796

Speedway Motorsports, Inc.	4,894	91
Vail Resorts, Inc.	14,688	635
		4,689

Environmental Control – 0.9%

Calgon Carbon Corp. *	23,414	366

Casella Waste Systems, Inc., Class A *	11,443	71

Clean Harbors, Inc. *	19,082	1,285

Darling International, Inc. *	47,642	830

Energy Recovery, Inc. *	17,752	41

EnergySolutions, Inc. *	32,472	159

Fuel Tech, Inc. *	6,486	35

GSE Holding, Inc. *	3,256	43

Heckmann Corp. *	40,342	174

Heritage-Crystal Clean, Inc. *	1,572	31

Metalico, Inc. *	17,427	74

Met-Pro Corp.	6,258	66

Mine Safety Appliances Co.	10,903	448

Rentech, Inc. *	89,450	186

Tetra Tech, Inc. *	25,383	669

TRC Cos., Inc. *	6,078	37
US Ecology, Inc.	7,254	158
		4,673

Food – 1.8%

Arden Group, Inc., Class A	362	33

B&G Foods, Inc.	19,627	442

Calavo Growers, Inc.	4,592	123

Cal-Maine Foods, Inc.	5,823	223

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Food – 1.8% – continued

Chefs’ Warehouse (The), Inc. *	3,876	$90

Chiquita Brands International, Inc. *	19,478	171

Diamond Foods, Inc.	9,122	208

Dole Food Co., Inc. *	14,489	145

Fresh Del Monte Produce, Inc.	15,121	345

Fresh Market (The), Inc. *	11,509	552

Hain Celestial Group (The), Inc. *	14,545	637

Harris Teeter Supermarkets, Inc. *	20,149	808

Imperial Sugar Co.	4,504	21

Ingles Markets, Inc., Class A	5,199	92

J & J Snack Foods Corp.	5,976	313

Lancaster Colony Corp.	7,556	502

Lifeway Foods, Inc. *	1,174	11

Nash Finch Co.	5,046	143

Pilgrim’s Pride Corp. *	23,983	179

Sanderson Farms, Inc.	9,058	480

Seaboard Corp. *	125	244

Seneca Foods Corp., Class A *	3,670	97

Senomyx, Inc. *	16,199	44

Smart Balance, Inc. *	24,444	162

Snyders-Lance, Inc.	18,995	491

Spartan Stores, Inc.	8,966	162

Tootsie Roll Industries, Inc.	10,198	234

TreeHouse Foods, Inc. *	14,494	862

United Natural Foods, Inc. *	19,662	917

Village Super Market, Inc., Class A	2,617	83
Weis Markets, Inc.	4,512	197
		9,011

Forest Products & Paper – 0.6%

Boise, Inc.	34,932	287

Buckeye Technologies, Inc.	15,940	542

Clearwater Paper Corp. *	9,528	316

Deltic Timber Corp.	4,489	284

KapStone Paper and Packaging Corp. *	15,574	307

Neenah Paper, Inc.	6,473	193

P.H. Glatfelter Co.	18,028	284

Schweitzer-Mauduit International, Inc.	6,458	446

Verso Paper Corp. *	5,017	9

Wausau Paper Corp.	19,954	187
Xerium Technologies, Inc. *	3,830	25
		2,880

Gas – 1.0%

Chesapeake Utilities Corp.	4,104	169

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Gas – 1.0% – continued

Laclede Group (The), Inc.	9,213	$359

New Jersey Resources Corp.	16,808	749

Northwest Natural Gas Co.	10,896	495

Piedmont Natural Gas Co., Inc.	29,144	906

South Jersey Industries, Inc.	12,188	610

Southwest Gas Corp.	18,700	799
WGL Holdings, Inc.	20,797	846
		4,933

Hand/Machine Tools – 0.1%
Franklin Electric Co., Inc.	9,466	464

Healthcare – Products – 3.4%

Abaxis, Inc. *	9,112	265

ABIOMED, Inc. *	12,918	287

Accuray, Inc. *	27,362	193

Affymetrix, Inc. *	28,874	123

Align Technology, Inc. *	25,058	690

Alphatec Holdings, Inc. *	25,318	60

AngioDynamics, Inc. *	10,639	130

Arthrocare Corp. *	10,965	294

AtriCure, Inc. *	6,116	61

Atrion Corp.	637	134

Bacterin International Holdings, Inc. *	7,888	19

Biolase Technology, Inc. *	10,133	27

BioMimetic Therapeutics, Inc. *	6,507	16

Cantel Medical Corp.	7,791	195

CardioNet, Inc. *	9,472	29

Cardiovascular Systems, Inc. *	6,343	59

Cepheid, Inc. *	26,451	1,106

Cerus Corp. *	23,840	96

Chindex International, Inc. *	4,476	43

Columbia Laboratories, Inc. *	25,434	18

Conceptus, Inc. *	13,004	187

CONMED Corp.	11,522	344

CryoLife, Inc. *	10,707	56

Cyberonics, Inc. *	11,449	437

Cynosure, Inc., Class A *	4,156	74

Delcath Systems, Inc. *	20,606	65

DexCom, Inc. *	27,857	291

Endologix, Inc. *	19,732	289

Exactech, Inc. *	2,883	46

Female Health (The) Co.	5,713	31

Genomic Health, Inc. *	6,923	212

Greatbatch, Inc. *	9,210	226

Haemonetics Corp. *	10,329	720

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 3.4% – continued

Hanger Orthopedic Group, Inc. *	13,736	$300

Hansen Medical, Inc. *	20,265	61

HeartWare International, Inc. *	4,801	315

ICU Medical, Inc. *	4,983	245

Insulet Corp. *	19,050	365

Integra LifeSciences Holdings Corp. *	8,074	280

Invacare Corp.	11,496	190

IRIS International, Inc. *	7,898	107

Kensey Nash Corp.	3,672	107

Luminex Corp. *	15,294	357

MAKO Surgical Corp. *	12,857	542

Masimo Corp. *	21,713	508

Medical Action Industries, Inc. *	8,003	46

Medtox Scientific, Inc. *	2,566	43

Merge Healthcare, Inc. *	21,884	128

Meridian Bioscience, Inc.	17,013	330

Merit Medical Systems, Inc. *	16,899	210

Natus Medical, Inc. *	11,723	140

Navidea Biopharmaceuticals, Inc. *	39,010	128

NuVasive, Inc. *	17,408	293

NxStage Medical, Inc. *	18,552	358

OraSure Technologies, Inc. *	19,255	221

Orthofix International N.V. *	7,556	284

Palomar Medical Technologies, Inc. *	7,756	72

PSS World Medical, Inc. *	20,834	528

Quidel Corp. *	11,831	217

Rockwell Medical Technologies, Inc. *	6,908	65

Solta Medical, Inc. *	26,524	80

Spectranetics Corp. *	13,736	143

Staar Surgical Co. *	14,071	152

Stereotaxis, Inc. *	16,244	11

STERIS Corp.	24,054	761

SurModics, Inc. *	6,273	96

Symmetry Medical, Inc. *	14,698	104

Synergetics USA, Inc. *	9,962	65

Tornier N.V. *	4,381	113

Unilife Corp. *	25,194	102

Uroplasty, Inc. *	7,184	22

Vascular Solutions, Inc. *	6,640	72

Volcano Corp. *	21,366	606

West Pharmaceutical Services, Inc.	13,603	579

Wright Medical Group, Inc. *	15,446	298

Young Innovations, Inc.	2,468	76

Zeltiq Aesthetics, Inc. *	2,700	17

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 3.4% – continued
Zoll Medical Corp. *	8,958	$830
		17,390

Healthcare – Services – 1.6%

Air Methods Corp. *	4,546	397

Alliance HealthCare Services, Inc. *	9,445	14

Almost Family, Inc. *	3,459	90

Amedisys, Inc. *	11,865	172

Amsurg Corp. *	12,780	358

Assisted Living Concepts, Inc., Class A	8,459	140

Bio-Reference Labs, Inc. *	9,668	227

Capital Senior Living Corp. *	11,193	103

Centene Corp. *	20,422	1,000

Emeritus Corp. *	12,217	216

Ensign Group (The), Inc.	6,742	183

Five Star Quality Care, Inc. *	18,869	64

Gentiva Health Services, Inc. *	12,824	112

HealthSouth Corp. *	38,775	794

Healthways, Inc. *	14,693	108

IPC The Hospitalist Co., Inc. *	6,753	249

Kindred Healthcare, Inc. *	20,328	176

LHC Group, Inc. *	6,507	121

Magellan Health Services, Inc. *	11,411	557

Metropolitan Health Networks, Inc. *	16,300	153

Molina Healthcare, Inc. *	11,531	388

National Healthcare Corp.	4,239	193

Neostem, Inc. *	17,832	7

RadNet, Inc. *	10,465	33

Select Medical Holdings Corp. *	16,767	129

Skilled Healthcare Group, Inc., Class A *	8,614	66

Sun Healthcare Group, Inc. *	10,762	74

Sunrise Senior Living, Inc. *	22,507	142

Triple-S Management Corp., Class B *	7,846	181

U.S. Physical Therapy, Inc.	4,926	114

Universal American Corp.	12,989	140

Vanguard Health Systems, Inc. *	12,371	122
WellCare Health Plans, Inc. *	17,379	1,249
		8,072

Holding Companies – Diversified – 0.1%

Compass Diversified Holdings	16,092	238

Harbinger Group, Inc. *	2,123	11
Primoris Services Corp.	11,144	179
		428

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Home Builders – 0.4%

Beazer Homes USA, Inc. *	31,267	$102

Cavco Industries, Inc. *	2,650	123

Hovnanian Enterprises, Inc., Class A *	26,573	65

KB Home	31,825	283

M/I Homes, Inc. *	7,742	96

MDC Holdings, Inc.	15,098	389

Meritage Homes Corp. *	11,449	310

Ryland Group (The), Inc.	18,116	349

Skyline Corp.	2,597	20

Standard Pacific Corp. *	43,699	195
Winnebago Industries, Inc. *	11,918	117
		2,049

Home Furnishings – 0.5%

American Woodmark Corp.	3,423	62

DTS, Inc. *	6,974	211

Ethan Allen Interiors, Inc.	9,682	245

Furniture Brands International, Inc. *	16,088	27

Kimball International, Inc., Class B	13,358	92

La-Z-Boy, Inc. *	21,532	322

Sealy Corp. *	17,673	36

Select Comfort Corp. *	22,640	733

Skullcandy, Inc. *	4,363	69

TiVo, Inc. *	48,571	582

Universal Electronics, Inc. *	6,170	123
VOXX International, Corp. *	7,509	102
		2,604

Household Products/Wares – 0.5%

A.T. Cross Co., Class A *	4,553	55

ACCO Brands Corp. *	22,548	280

American Greetings Corp., Class A	15,954	245

Blyth, Inc.	2,179	163

Central Garden and Pet Co., Class A *	16,943	163

CSS Industries, Inc.	3,698	72

Ennis, Inc.	11,228	178

Helen of Troy Ltd. *	12,560	427

Prestige Brands Holdings, Inc. *	20,047	350

Spectrum Brands Holdings, Inc. *	6,596	230

Summer Infant, Inc. *	4,871	29
WD-40 Co.	6,632	301
		2,493

Housewares – 0.0%

Libbey, Inc. *	8,105	105

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Housewares – 0.0% – continued
Lifetime Brands, Inc.	3,393	$38
		143

Insurance – 2.6%

Alterra Capital Holdings Ltd.	36,931	849

American Equity Investment Life Holding Co.	24,017	307

American Safety Insurance Holdings Ltd. *	4,081	77

AMERISAFE, Inc. *	7,311	181

Amtrust Financial Services, Inc.	9,557	257

Argo Group International Holdings Ltd.	11,367	340

Baldwin & Lyons, Inc., Class B	2,992	67

Citizens, Inc. *	16,119	159

CNO Financial Group, Inc. *	90,375	703

Crawford & Co., Class B	10,418	51

Delphi Financial Group, Inc., Class A	19,699	882

Donegal Group, Inc., Class A	3,114	43

eHealth, Inc. *	8,566	140

EMC Insurance Group, Inc.	1,400	28

Employers Holdings, Inc.	13,146	233

Enstar Group Ltd. *	2,844	282

FBL Financial Group, Inc., Class A	5,321	179

First American Financial Corp.	42,900	713

Flagstone Reinsurance Holdings S.A.	21,148	166

Fortegra Financial Corp. *	1,168	10

Global Indemnity PLC *	5,228	102

Greenlight Capital Re Ltd., Class A *	11,166	275

Hallmark Financial Services, Inc. *	3,705	29

Harleysville Group, Inc.	5,055	292

Hilltop Holdings, Inc. *	17,569	147

Horace Mann Educators Corp.	16,104	284

Independence Holding Co.	2,986	30

Infinity Property & Casualty Corp.	5,174	271

Kansas City Life Insurance Co.	1,868	60

Maiden Holdings Ltd.	20,885	188

Meadowbrook Insurance Group, Inc.	22,419	209

MGIC Investment Corp. *	76,842	381

Montpelier Re Holdings Ltd.	25,119	485

National Interstate Corp.	3,052	78

National Western Life Insurance Co., Class A	927	127

Navigators Group (The), Inc. *	4,368	206

OneBeacon Insurance Group Ltd., Class A	8,751	135

Phoenix (The) Cos., Inc. *	46,761	115

Platinum Underwriters Holdings Ltd.	14,360	524

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Insurance – 2.6% – continued

Presidential Life Corp.	8,483	$97

Primerica, Inc.	12,464	314

ProAssurance Corp.	12,408	1,093

Radian Group, Inc.	55,459	241

RLI Corp.	7,400	530

Safety Insurance Group, Inc.	5,198	216

SeaBright Holdings, Inc.	7,767	71

Selective Insurance Group, Inc.	22,518	397

State Auto Financial Corp.	6,055	88

Stewart Information Services Corp.	7,393	105

Symetra Financial Corp.	26,999	311

Tower Group, Inc.	15,317	344

United Fire Group, Inc.	9,005	161
Universal Insurance Holdings, Inc.	6,698	26
		13,599

Internet – 2.4%

1-800-Flowers.com, Inc., Class A *	10,412	31

AboveNet, Inc. *	9,433	781

Active Network (The), Inc. *	5,222	88

Ancestry.com, Inc. *	12,677	288

Angie’s List, Inc. *	3,800	72

Archipelago Learning, Inc. *	4,908	55

Bankrate, Inc. *	9,487	235

Bazaarvoice, Inc. *	4,433	88

Blue Nile, Inc. *	4,763	157

Boingo Wireless, Inc. *	2,077	25

Brightcove, Inc. *	2,320	58

BroadSoft, Inc. *	9,180	351

Cogent Communications Group, Inc. *	18,900	361

comScore, Inc. *	13,131	281

Constant Contact, Inc. *	11,900	355

DealerTrack Holdings, Inc. *	16,847	510

Dice Holdings, Inc. *	19,980	186

Digital River, Inc. *	15,307	286

Earthlink, Inc.	44,995	360

ePlus, Inc. *	1,323	42

eResearch Technology, Inc. *	20,066	157

Global Sources Ltd. *	4,067	25

HealthStream, Inc. *	7,635	177

ICG Group, Inc. *	15,111	135

InfoSpace, Inc. *	15,600	200

Internap Network Services Corp. *	20,636	151

IntraLinks Holdings, Inc. *	13,422	71

Keynote Systems, Inc.	5,930	117

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Internet – 2.4% – continued

KIT Digital, Inc. *	15,758	$113

Limelight Networks, Inc. *	28,219	93

Lionbridge Technologies, Inc. *	25,988	75

Liquidity Services, Inc. *	7,673	344

LoopNet, Inc. *	7,370	138

ModusLink Global Solutions, Inc. *	17,752	96

Move, Inc. *	15,807	154

NIC, Inc.	25,744	312

Nutrisystem, Inc.	10,720	120

OpenTable, Inc. *	9,430	382

Openwave Systems, Inc. *	36,978	84

Orbitz Worldwide, Inc. *	9,172	28

Overstock.com, Inc. *	4,083	21

Perficient, Inc. *	9,804	118

Quepasa Corp. *	2,441	11

QuinStreet, Inc. *	11,262	118

ReachLocal, Inc. *	3,501	25

RealNetworks, Inc.	8,319	83

Responsys, Inc. *	3,322	40

Saba Software, Inc. *	12,587	124

Safeguard Scientifics, Inc. *	8,167	140

Sapient Corp.	44,276	551

Shutterfly, Inc. *	12,173	381

Sourcefire, Inc. *	11,601	558

SPS Commerce, Inc. *	3,466	93

Stamps.com, Inc. *	4,874	136

support.com, Inc. *	21,419	67

TechTarget, Inc. *	4,576	32

TeleCommunication Systems, Inc., Class A *	17,023	47

Towerstream Corp. *	15,750	75

Travelzoo, Inc. *	2,555	59

United Online, Inc.	35,173	172

US Auto Parts Network, Inc. *	4,667	17

ValueClick, Inc. *	32,177	635

VASCO Data Security International, Inc. *	10,700	115

VirnetX Holding Corp. *	16,768	401

Vocus, Inc. *	6,908	92

Web.com Group, Inc. *	11,372	164

Websense, Inc. *	15,245	322

XO Group, Inc. *	11,499	108
Zix Corp. *	25,742	75
		12,362

Investment Companies – 0.8%

Apollo Investment Corp.	80,163	575

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Investment Companies – 0.8% – continued

Arlington Asset Investment Corp., Class A	3,522	$78

BlackRock Kelso Capital Corp.	29,968	294

Capital Southwest Corp.	1,132	107

Fidus Investment Corp.	2,375	33

Fifth Street Finance Corp.	32,532	318

Gladstone Capital Corp.	9,414	76

Gladstone Investment Corp.	9,720	74

Golub Capital BDC, Inc.	4,780	73

Harris & Harris Group, Inc. *	13,969	58

Hercules Technology Growth Capital, Inc.	19,449	216

Home Loan Servicing Solutions Ltd.	5,273	74

Kohlberg Capital Corp.	8,775	61

Main Street Capital Corp.	9,358	230

MCG Capital Corp.	30,657	130

Medallion Financial Corp.	6,670	74

MVC Capital, Inc.	9,643	127

New Mountain Finance Corp.	2,553	35

NGP Capital Resources Co.	9,149	60

PennantPark Investment Corp.	21,708	226

Prospect Capital Corp.	48,848	536

Solar Capital Ltd.	14,566	321

THL Credit, Inc.	3,726	48

TICC Capital Corp.	14,837	145
Triangle Capital Corp.	10,696	211
		4,180

Iron/Steel – 0.0%

Metals USA Holdings Corp. *	5,135	74

Shiloh Industries, Inc.	1,537	15
Universal Stainless & Alloy *	2,904	124
		213

Leisure Time – 0.5%

Ambassadors Group, Inc.	6,540	35

Arctic Cat, Inc. *	4,886	209

Black Diamond, Inc. *	7,892	73

Brunswick Corp.	36,274	934

Callaway Golf Co.	25,657	173

Interval Leisure Group, Inc.	16,480	287

Johnson Outdoors, Inc., Class A *	1,267	24

Life Time Fitness, Inc. *	17,206	870

Marine Products Corp.	2,500	15
Town Sports International Holdings, Inc. *	8,668	110
		2,730

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Lodging – 0.3%

Ameristar Casinos, Inc.	13,499	$251

Boyd Gaming Corp. *	22,975	180

Caesars Entertainment Corp. *	14,919	220

Gaylord Entertainment Co. *	14,283	440

Marcus (The) Corp.	9,062	114

Monarch Casino & Resort, Inc. *	2,782	29

Morgans Hotel Group Co. *	9,682	48

Orient-Express Hotels Ltd., Class A *	38,831	396
Red Lion Hotels Corp. *	6,315	52
		1,730

Machinery – Construction & Mining – 0.1%
Astec Industries, Inc. *	7,939	290

Machinery – Diversified – 1.5%

Alamo Group, Inc.	2,587	78

Albany International Corp., Class A	11,082	254

Altra Holdings, Inc. *	11,132	214

Applied Industrial Technologies, Inc.	17,296	711

Briggs & Stratton Corp.	20,506	368

Cascade Corp.	3,851	193

Chart Industries, Inc. *	11,953	877

Cognex Corp.	16,885	715

Columbus McKinnon Corp. *	7,405	121

DXP Enterprises, Inc. *	3,466	151

Flow International Corp. *	20,268	81

Global Power Equipment Group, Inc. *	6,654	184

Gorman-Rupp (The) Co.	6,235	182

Hurco Cos., Inc. *	2,852	81

Intermec, Inc. *	24,716	191

Intevac, Inc. *	9,973	85

iRobot Corp. *	9,768	266

Kadant, Inc. *	4,466	106

Lindsay Corp.	5,010	332

Middleby Corp. *	7,611	770

NACCO Industries, Inc., Class A	2,323	270

Robbins & Myers, Inc.	16,092	838

Sauer-Danfoss, Inc.	4,774	224

Tecumseh Products Co., Class A *	9,390	38

Tennant Co.	7,853	346
Twin Disc, Inc.	3,417	89
		7,765

Media – 0.6%

AH Belo Corp., Class A	6,556	32

Belo Corp., Class A	38,462	276

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Media – 0.6% – continued

Cambium Learning Group, Inc. *	4,558	$12

Central European Media Enterprises Ltd., Class A *	15,028	107

Courier Corp.	4,688	54

Crown Media Holdings, Inc., Class A *	8,182	13

Cumulus Media, Inc., Class A *	15,488	54

Demand Media, Inc. *	2,573	19

Dial Global, Inc. *	1,499	3

Digital Domain Media Group, Inc. *	2,530	14

Digital Generation, Inc. *	11,529	118

Dolan (The) Co. *	12,573	115

E.W. Scripps (The) Co., Class A *	12,305	121

Entercom Communications Corp., Class A *	10,378	67

Entravision Communications Corp., Class A	18,339	31

Fisher Communications, Inc. *	3,601	111

Gray Television, Inc. *	19,581	37

Journal Communications, Inc., Class A *	18,222	103

Knology, Inc. *	11,880	216

LIN TV Corp., Class A *	11,289	46

Martha Stewart Living Omnimedia, Inc., Class A	11,920	45

McClatchy (The) Co., Class A *	24,987	72

Meredith Corp.	14,709	477

New York Times (The) Co., Class A *	55,370	376

Nexstar Broadcasting Group, Inc., Class A *	4,512	38

Outdoor Channel Holdings, Inc.	3,953	29

Saga Communications, Inc., Class A *	1,283	46

Scholastic Corp.	10,819	382

Sinclair Broadcast Group, Inc., Class A	20,433	226

Value Line, Inc.	300	4
World Wrestling Entertainment, Inc., Class A	11,179	99
		3,343

Metal Fabrication/Hardware – 0.8%

A.M. Castle & Co. *	7,062	89

Ampco-Pittsburgh Corp.	3,441	69

CIRCOR International, Inc.	6,884	229

Dynamic Materials Corp.	5,847	123

Furmanite Corp. *	14,403	93

Haynes International, Inc.	5,079	322

Kaydon Corp.	13,192	337

L.B. Foster Co., Class A	3,436	98

Lawson Products, Inc.	1,494	23

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Metal Fabrication/Hardware – 0.8% – continued

Mueller Industries, Inc.	15,449	$702

Mueller Water Products, Inc., Class A *	62,775	209

NN, Inc. *	7,395	60

Northwest Pipe Co. *	3,873	82

Olympic Steel, Inc.	3,887	93

Omega Flex, Inc. *	662	8

RBC Bearings, Inc. *	9,049	417

RTI International Metals, Inc. *	12,344	285

Sun Hydraulics Corp.	8,015	210
Worthington Industries, Inc.	21,526	413
		3,862

Mining – 1.1%

AMCOL International Corp.	10,019	295

Century Aluminum Co. *	20,241	180

Coeur d’Alene Mines Corp. *	36,368	863

General Moly, Inc. *	26,481	89

Globe Specialty Metals, Inc.	25,982	386

Gold Resource Corp. *	11,593	282

Golden Minerals Co. *	10,756	91

Golden Star Resources Ltd. *	105,352	196

Hecla Mining Co.	113,992	527

Horsehead Holding Corp. *	18,359	209

Jaguar Mining, Inc. *	33,229	155

Kaiser Aluminum Corp.	6,522	308

Materion Corp. *	8,243	237

McEwen Mining, Inc. *	42,969	191

Midway Gold Corp. *	31,537	45

Noranda Aluminum Holding Corp.	9,209	92

Paramount Gold and Silver Corp. *	46,901	106

Revett Minerals, Inc. *	8,656	36

Stillwater Mining Co. *	47,048	595

Thompson Creek Metals Co., Inc. *	62,706	424

United States Lime & Minerals, Inc. *	1,100	66

Uranerz Energy Corp. *	27,518	69

Uranium Energy Corp. *	30,574	119

Uranium Resources, Inc. *	32,163	29

Ur-Energy, Inc. *	48,027	59

US Silica Holdings, Inc. *	4,741	99

USEC, Inc. *	53,198	56
Vista Gold Corp. *	29,193	92
		5,896

Miscellaneous Manufacturing – 2.1%

A.O. Smith Corp.	15,426	693

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Miscellaneous Manufacturing – 2.1% – continued

Actuant Corp., Class A	27,882	$808

American Railcar Industries, Inc. *	3,941	93

AZZ, Inc.	5,189	268

Barnes Group, Inc.	22,333	588

Blount International, Inc. *	19,665	328

Ceradyne, Inc.	10,156	331

Chase Corp.	2,268	36

CLARCOR, Inc.	20,496	1,006

Colfax Corp. *	20,993	740

EnPro Industries, Inc. *	8,469	348

Fabrinet *	8,065	143

Federal Signal Corp. *	25,621	142

FreightCar America, Inc.	4,834	109

GP Strategies Corp. *	6,325	111

Handy & Harman Ltd. *	2,001	29

Hexcel Corp. *	39,945	959

Hillenbrand, Inc.	25,382	582

John Bean Technologies Corp.	11,973	194

Koppers Holdings, Inc.	8,397	324

LSB Industries, Inc. *	7,530	293

Lydall, Inc. *	7,641	78

Metabolix, Inc. *	11,910	34

Movado Group, Inc.	7,100	174

Myers Industries, Inc.	12,031	177

NL Industries, Inc.	2,645	39

Park-Ohio Holdings Corp. *	3,579	72

PMFG, Inc. *	7,995	120

Proto Labs, Inc. *	2,007	68

Raven Industries, Inc.	7,489	457

Smith & Wesson Holding Corp. *	24,541	190

Standex International Corp.	4,959	204

STR Holdings, Inc. *	12,282	59

Sturm Ruger & Co., Inc.	7,548	371

Tredegar Corp.	9,676	190
Trimas Corp. *	10,386	233
		10,591

Office Furnishings – 0.4%

Herman Miller, Inc.	23,507	540

HNI Corp.	18,411	511

Interface, Inc., Class A	21,278	297

Knoll, Inc.	19,424	323
Steelcase, Inc., Class A	32,839	315
		1,986

	NUMBER OF SHARES	VALUE (000s)
COMMON S TOCKS – 97.5% – continued

Oil & Gas – 3.4%

Abraxas Petroleum Corp. *	36,092	$113

Alon USA Energy, Inc.	3,966	36

Apco Oil and Gas International, Inc.	3,682	251

Approach Resources, Inc.*	10,537	389

ATP Oil & Gas Corp. *	17,827	131

Berry Petroleum Co., Class A	21,040	992

Bill Barrett Corp. *	19,322	503

Bonanza Creek Energy, Inc. *	3,986	87

BPZ Resources, Inc. *	42,367	171

Callon Petroleum Co. *	15,497	97

CAMAC Energy, Inc. *	19,824	20

Carrizo Oil & Gas, Inc. *	15,678	443

Cheniere Energy, Inc. *	62,490	936

Clayton Williams Energy, Inc. *	2,462	196

Comstock Resources, Inc. *	19,146	303

Contango Oil & Gas Co. *	5,014	295

Crimson Exploration, Inc. *	7,845	33

CVR Energy, Inc. *	35,809	958

Delek U.S. Holdings, Inc.	6,011	93

Endeavour International Corp. *	15,561	184

Energy Partners Ltd. *	11,907	198

Energy XXI Bermuda Ltd. *	30,556	1,103

Evolution Petroleum Corp. *	6,353	59

FX Energy, Inc. *	21,605	117

Gastar Exploration Ltd. *	24,626	74

GeoResources, Inc. *	8,009	262

GMX Resources, Inc. *	24,845	32

Goodrich Petroleum Corp. *	10,784	205

Gulfport Energy Corp. *	18,608	542

Harvest Natural Resources, Inc. *	14,534	103

Hercules Offshore, Inc. *	52,896	250

Houston American Energy Corp. *	7,095	37

Hyperdynamics Corp. *	63,042	81

Isramco, Inc. *	444	39

Kodiak Oil & Gas Corp. *	105,119	1,047

Magnum Hunter Resources Corp. *	46,273	297

Matador Resources Co. *	5,459	60

McMoRan Exploration Co. *	40,517	434

Miller Energy Resources, Inc. *	14,512	61

Northern Oil and Gas, Inc. *	25,743	535

Oasis Petroleum, Inc. *	24,251	748

Panhandle Oil and Gas, Inc., Class A	3,127	92

Parker Drilling Co. *	48,684	291

Penn Virginia Corp.	17,465	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas – 3.4% – continued

Petroleum Development Corp. *	9,436	$350

Petroquest Energy, Inc. *	23,689	145

Resolute Energy Corp. *	18,653	212

Rex Energy Corp. *	16,671	178

Rosetta Resources, Inc. *	21,549	1,051

Sanchez Energy Corp. *	4,002	90

Stone Energy Corp. *	19,855	568

Swift Energy Co. *	17,082	496

Triangle Petroleum Corp. *	17,174	118

U.S. Energy Corp. *	9,943	31

Vaalco Energy, Inc. *	20,706	196

Vantage Drilling Co. *	72,604	116

Venoco, Inc. *	12,175	132

Voyager Oil & Gas, Inc. *	20,921	51

W&T Offshore, Inc.	14,341	302

Warren Resources, Inc. *	29,417	96

Western Refining, Inc.	21,771	410
Zion Oil & Gas, Inc. *	14,829	39
		17,558

Oil & Gas Services – 1.5%

Basic Energy Services, Inc. *	10,124	176

C&J Energy Services, Inc. *	4,887	87

Cal Dive International, Inc. *	38,658	127

Dawson Geophysical Co. *	3,226	111

Dril-Quip, Inc. *	13,953	907

Exterran Holdings, Inc. *	26,125	344

Flotek Industries, Inc. *	20,039	241

Geokinetics, Inc. *	3,754	7

Global Geophysical Services, Inc. *	7,624	81

Gulf Island Fabrication, Inc.	5,650	165

Helix Energy Solutions Group, Inc. *	42,924	764

Hornbeck Offshore Services, Inc. *	12,675	533

ION Geophysical Corp. *	54,482	351

Key Energy Services, Inc. *	50,595	782

Lufkin Industries, Inc.	13,603	1,097

Matrix Service Co. *	11,223	157

Mitcham Industries, Inc. *	4,799	108

Natural Gas Services Group, Inc. *	5,213	69

Newpark Resources, Inc. *	36,372	298

OYO Geospace Corp. *	1,727	182

Pioneer Drilling Co. *	25,705	226

Targa Resources Corp.	6,598	300

Tesco Corp. *	12,252	174

Tetra Technologies, Inc. *	31,917	301

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas Services – 1.5% – continued

Thermon Group Holdings, Inc. *	4,297	$88

Union Drilling, Inc. *	5,121	28
Willbros Group, Inc. *	16,953	55
		7,759

Packaging & Containers – 0.1%

AEP Industries, Inc. *	1,893	66
Graphic Packaging Holding Co. *	64,659	357
		423

Pharmaceuticals – 3.5%

Achillion Pharmaceuticals, Inc. *	18,748	180

Acura Pharmaceuticals, Inc. *	4,842	17

Akorn, Inc. *	23,129	271

Alimera Sciences, Inc. *	3,986	14

Alkermes PLC *	38,896	722

Allos Therapeutics, Inc. *	34,655	51

Amicus Therapeutics, Inc. *	8,369	44

Ampio Pharmaceuticals, Inc. *	10,989	37

Anacor Pharmaceuticals, Inc. *	6,208	37

Antares Pharma, Inc. *	37,109	120

Anthera Pharmaceuticals, Inc. *	7,786	17

Ardea Biosciences, Inc. *	9,776	213

Array Biopharma, Inc. *	33,871	116

Auxilium Pharmaceuticals, Inc. *	19,882	369

AVANIR Pharmaceuticals, Inc., Class A *	52,954	181

AVI BioPharma, Inc. *	60,348	93

BioScrip, Inc. *	15,994	109

Biospecifics Technologies Corp. *	1,534	24

Cadence Pharmaceuticals, Inc. *	19,310	71

Cempra, Inc. *	2,000	15

ChemoCentryx, Inc. *	2,014	21

Clovis Oncology, Inc. *	4,558	116

Corcept Therapeutics, Inc. *	17,621	69

Cornerstone Therapeutics, Inc. *	2,321	14

Cytori Therapeutics, Inc. *	22,600	56

Depomed, Inc. *	22,673	142

Durect Corp. *	29,239	23

Dusa Pharmaceuticals, Inc. *	10,886	68

Dyax Corp. *	36,274	57

Endocyte, Inc. *	6,345	32

Furiex Pharmaceuticals, Inc. *	4,280	101

Hi-Tech Pharmacal Co., Inc. *	4,019	144

Idenix Pharmaceuticals, Inc. *	24,243	237

Impax Laboratories, Inc. *	26,289	646

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Pharmaceuticals – 3.5% – continued

Infinity Pharmaceuticals, Inc. *	7,201	$86

Ironwood Pharmaceuticals, Inc. *	21,682	289

Isis Pharmaceuticals, Inc. *	40,192	353

ISTA Pharmaceuticals, Inc. *	13,475	121

Jazz Pharmaceuticals PLC *	8,999	436

Keryx Biopharmaceuticals, Inc. *	29,662	148

KV Pharmaceutical Co., Class A *	17,821	24

Lannett Co., Inc. *	5,839	24

MannKind Corp. *	38,599	95

MAP Pharmaceuticals, Inc. *	8,635	124

Medicis Pharmaceutical Corp., Class A	24,985	939

Medivation, Inc. *	12,807	957

Nabi Biopharmaceuticals *	14,199	26

Nature’s Sunshine Products, Inc. *	4,847	78

Nektar Therapeutics *	46,448	368

Neogen Corp. *	9,345	365

Neurocrine Biosciences, Inc. *	24,005	191

Nutraceutical International Corp. *	3,830	56

Obagi Medical Products, Inc. *	7,785	104

Omega Protein Corp. *	8,356	64

Onyx Pharmaceuticals, Inc. *	25,868	975

Opko Health, Inc. *	43,958	208

Optimer Pharmaceuticals, Inc. *	18,357	255

Orexigen Therapeutics, Inc. *	18,043	74

Osiris Therapeutics, Inc. *	7,476	38

Pacira Pharmaceuticals, Inc. *	3,557	41

Pain Therapeutics, Inc. *	17,406	63

Par Pharmaceutical Cos., Inc. *	14,778	572

Pernix Therapeutics Holdings *	1,545	14

Pharmacyclics, Inc. *	18,770	521

PharMerica Corp. *	12,119	151

Pozen, Inc. *	11,870	71

Progenics Pharmaceuticals, Inc. *	12,026	119

Questcor Pharmaceuticals, Inc. *	21,696	816

Raptor Pharmaceutical Corp. *	19,263	130

Rigel Pharmaceuticals, Inc. *	28,904	233

Sagent Pharmaceuticals, Inc. *	2,968	53

Salix Pharmaceuticals Ltd. *	23,850	1,252

Santarus, Inc. *	22,560	132

Savient Pharmaceuticals, Inc. *	32,238	70

Schiff Nutrition International, Inc. *	4,972	61

Sciclone Pharmaceuticals, Inc. *	14,729	93

SIGA Technologies, Inc. *	16,034	54

Sucampo Pharmaceuticals, Inc., Class A *	6,117	46

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Pharmaceuticals – 3.5% – continued

Synta Pharmaceuticals Corp. *	11,532	$50

Synutra International, Inc. *	6,799	40

Targacept, Inc. *	10,199	52

Theravance, Inc. *	28,496	556

USANA Health Sciences, Inc. *	2,499	93

Vanda Pharmaceuticals, Inc. *	10,231	49

Viropharma, Inc. *	28,899	869

Vivus, Inc. *	39,827	891

XenoPort, Inc. *	12,991	58

Zalicus, Inc. *	37,554	45
Zogenix, Inc. *	9,953	20
		18,040

Pipelines – 0.1%

Crosstex Energy, Inc. *	16,851	238
SemGroup Corp., Class A *	16,661	486
		724

Real Estate – 0.2%

A.V. Homes, Inc. *	4,145	51

Consolidated-Tomoka Land Co.	1,575	47

Forestar Group, Inc. *	14,299	220

HFF, Inc., Class A *	11,489	189

Kennedy-Wilson Holdings, Inc. *	11,067	149
Sovran Self Storage, Inc.	11,320	564
		1,220

Real Estate Investment Trusts – 8.8%

Acadia Realty Trust	17,351	391

AG Mortgage Investment Trust, Inc.	3,863	76

Agree Realty Corp.	4,720	107

Alexander’s, Inc.	826	325

American Assets Trust, Inc.	12,961	296

American Campus Communities, Inc.	30,278	1,354

American Capital Mortgage Investment Corp.	6,998	152

Anworth Mortgage Asset Corp.	53,985	355

Apollo Commercial Real Estate Finance, Inc.	8,064	126

ARMOUR Residential REIT, Inc.	71,831	485

Ashford Hospitality Trust, Inc.	21,797	196

Associated Estates Realty Corp.	16,767	274

BioMed Realty Trust, Inc.	62,640	1,189

Campus Crest Communities, Inc.	12,899	150

CapLease, Inc. *	27,230	110

Capstead Mortgage Corp.	37,049	486

CBL & Associates Properties, Inc.	60,455	1,144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 8.8% – continued

Cedar Realty Trust, Inc. *	22,185	$114

Chatham Lodging Trust	6,330	80

Chesapeake Lodging Trust	13,014	234

Cogdell Spencer, Inc.	16,260	69

Colonial Properties Trust	35,755	777

Colony Financial, Inc.	13,929	228

Coresite Realty Corp.	8,412	198

Cousins Properties, Inc.	37,867	287

CreXus Investment Corp.	22,761	235

CubeSmart	50,273	598

CYS Investments, Inc.	45,263	592

DCT Industrial Trust, Inc.	100,590	593

DiamondRock Hospitality Co.	68,458	704

DuPont Fabros Technology, Inc.	24,163	591

Dynex Capital, Inc.	21,367	204

EastGroup Properties, Inc.	10,997	552

Education Realty Trust, Inc.	37,477	406

Entertainment Properties Trust	18,929	878

Equity Lifestyle Properties, Inc.	13,179	919

Equity One, Inc.	21,848	442

Excel Trust, Inc.	13,105	158

Extra Space Storage, Inc.	38,023	1,095

FelCor Lodging Trust, Inc. *	52,753	190

First Industrial Realty Trust, Inc. *	35,847	443

First Potomac Realty Trust	20,350	246

Franklin Street Properties Corp.	28,931	307

Getty Realty Corp.	10,394	162

Gladstone Commercial Corp.	4,529	78

Glimcher Realty Trust	56,415	577

Government Properties Income Trust	14,244	343

Hatteras Financial Corp.	30,182	842

Healthcare Realty Trust, Inc.	31,632	696

Hersha Hospitality Trust	58,549	320

Highwoods Properties, Inc.	29,086	969

Home Properties, Inc.	19,441	1,186

Hudson Pacific Properties, Inc.	8,838	134

Inland Real Estate Corp.	32,123	285

Invesco Mortgage Capital, Inc.	46,841	827

Investors Real Estate Trust	34,207	263

iStar Financial, Inc. *	32,456	235

Kilroy Realty Corp.	27,492	1,281

Kite Realty Group Trust	22,375	118

LaSalle Hotel Properties	34,674	976

Lexington Realty Trust	48,732	438

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 8.8% – continued

LTC Properties, Inc.	12,537	$401

Medical Properties Trust, Inc.	54,704	508

MFA Financial, Inc.	143,943	1,075

Mid-America Apartment Communities, Inc.	16,639	1,115

Mission West Properties, Inc.	7,657	75

Monmouth Real Estate Investment Corp., Class A	16,441	160

MPG Office Trust, Inc. *	23,091	54

National Health Investors, Inc.	10,098	493

National Retail Properties, Inc.	42,680	1,160

Newcastle Investment Corp.	43,128	271

NorthStar Realty Finance Corp. *	45,857	248

Omega Healthcare Investors, Inc.	41,513	883

One Liberty Properties, Inc.	4,618	85

Parkway Properties, Inc. *	8,866	93

Pebblebrook Hotel Trust	20,627	466

Pennsylvania Real Estate Investment Trust	22,276	340

PennyMac Mortgage Investment Trust	12,253	229

Post Properties, Inc.	21,495	1,007

Potlatch Corp.	16,450	516

PS Business Parks, Inc.	7,685	504

RAIT Financial Trust	19,974	99

Ramco-Gershenson Properties Trust	16,337	200

Redwood Trust, Inc.	32,289	362

Resource Capital Corp.	32,775	177

Retail Opportunity INVESTMENTS Corp.	19,582	236

RLJ Lodging Trust	11,233	209

Sabra Health Care REIT, Inc.	15,010	247

Saul Centers, Inc.	3,099	125

STAG Industrial, Inc.	6,770	95

Starwood Property Trust, Inc.	38,046	800

Strategic Hotels & Resorts, Inc. *	71,344	469

Summit Hotel Properties, Inc.	11,424	87

Sun Communities, Inc.	10,847	470

Sunstone Hotel Investors, Inc. *	48,202	469

Tanger Factory Outlet Centers, Inc.	34,518	1,026

Terreno Realty Corp.	5,431	78

Two Harbors Investment Corp.	84,879	861

UMH Properties, Inc.	4,296	47

Universal Health Realty Income Trust	4,800	190

Urstadt Biddle Properties, Inc., Class A	9,805	194

Washington Real Estate Investment Trust	26,743	794

Whitestone REIT, Class B	3,785	49

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 8.8% – continued
Winthrop Realty Trust	11,456	$133
		45,186

Retail – 6.9%

Aeropostale, Inc. *	32,835	710

AFC Enterprises, Inc. *	10,094	171

America’s Car-Mart, Inc. *	3,529	155

ANN, Inc. *	19,529	559

Asbury Automotive Group, Inc. *	12,030	325

Ascena Retail Group, Inc. *	25,428	1,127

Barnes & Noble, Inc. *	12,062	160

Bebe Stores, Inc.	15,860	146

Benihana, Inc.	6,145	80

Big 5 Sporting Goods Corp.	9,106	71

Biglari Holdings, Inc. *	498	201

BJ’s Restaurants, Inc. *	9,902	499

Bob Evans Farms, Inc.	12,390	467

Body Central Corp. *	4,711	137

Bon-Ton Stores (The), Inc.	4,447	41

Bravo Brio Restaurant Group, Inc. *	7,510	150

Brown Shoe Co., Inc.	16,784	155

Buckle (The), Inc.	10,915	523

Buffalo Wild Wings, Inc. *	7,466	677

Build-A-Bear Workshop, Inc. *	6,306	33

Cabela’s, Inc. *	17,698	675

Caribou Coffee Co., Inc. *	5,405	101

Carrols Restaurant Group, Inc. *	5,055	77

Casey’s General Stores, Inc.	15,419	855

Cash America International, Inc.	12,052	578

Casual Male Retail Group, Inc. *	15,172	51

Cato (The) Corp., Class A	11,270	311

CEC Entertainment, Inc.	7,348	279

Charming Shoppes, Inc. *	47,086	278

Cheesecake Factory (The), Inc. *	21,945	645

Children’s Place Retail Stores (The), Inc. *	9,914	512

Christopher & Banks Corp.	12,882	24

Citi Trends, Inc. *	6,547	75

Coinstar, Inc. *	12,781	812

Coldwater Creek, Inc. *	34,666	40

Collective Brands, Inc. *	25,240	496

Conn’s, Inc. *	6,070	93

Cost Plus, Inc. *	7,966	143

Cracker Barrel Old Country Store, Inc.	9,320	520

Denny’s Corp. *	42,103	170

Destination Maternity Corp.	4,531	84

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 6.9% – continued

DineEquity, Inc. *	6,250	$310

Domino’s Pizza, Inc.	23,729	861

Einstein Noah Restaurant Group, Inc.	2,412	36

Express, Inc. *	22,556	563

Ezcorp, Inc., Class A *	19,242	625

Finish Line (The), Inc., Class A	21,243	451

First Cash Financial Services, Inc. *	11,954	513

Francesca’s Holdings Corp. *	4,204	133

Fred’s, Inc., Class A	15,079	220

Genesco, Inc. *	9,570	686

GNC Holdings, Inc., Class A	9,418	329

Gordmans Stores, Inc. *	2,434	53

Group 1 Automotive, Inc.	9,326	524

Haverty Furniture Cos., Inc.	7,803	87

hhgregg, Inc. *	7,519	86

Hibbett Sports, Inc. *	11,104	606

HOT Topic, Inc.	17,689	180

HSN, Inc.	16,325	621

Jack in the Box, Inc. *	18,110	434

Jamba, Inc. *	30,266	63

Jos. A. Bank Clothiers, Inc. *	11,349	572

Kenneth Cole Productions, Inc., Class A *	2,663	43

Kirkland’s, Inc. *	6,027	97

Krispy Kreme Doughnuts, Inc. *	23,034	168

Lithia Motors, Inc., Class A	9,003	236

Liz Claiborne, Inc. *	37,929	507

Luby’s, Inc. *	6,707	41

Lumber Liquidators Holdings, Inc. *	9,357	235

MarineMax, Inc. *	8,770	72

Mattress Firm Holding Corp. *	2,142	81

Men’s Wearhouse (The), Inc.	20,936	812

New York & Co., Inc. *	9,020	34

Nu Skin Enterprises, Inc., Class A	22,299	1,291

O’Charleys, Inc. *	7,266	71

Office Depot, Inc. *	113,117	390

OfficeMax, Inc. *	35,946	206

P.F. Chang’s China Bistro, Inc.	8,706	344

Pacific Sunwear of California, Inc. *	23,732	42

Pantry (The), Inc. *	9,984	130

Papa John’s International, Inc. *	7,518	283

PC Connection, Inc.	4,157	34

Penske Automotive Group, Inc.	18,273	450

Pep Boys - Manny, Moe & Jack (The)	21,875	326

PetMed Express, Inc.	8,415	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 6.9% – continued

Pier 1 Imports, Inc. *	39,693	$722

Pricesmart, Inc.	7,258	528

Red Robin Gourmet Burgers, Inc. *	5,425	202

Regis Corp.	23,744	438

Rite Aid Corp. *	238,150	414

Roundy’s, Inc. *	7,824	84

Ruby Tuesday, Inc. *	26,914	246

Rue21, Inc. *	6,123	180

Rush Enterprises, Inc., Class A *	12,889	273

Ruth’s Hospitality Group, Inc. *	14,436	110

Saks, Inc. *	47,476	551

Shoe Carnival, Inc. *	3,741	120

Sonic Automotive, Inc., Class A	16,117	289

Sonic Corp. *	24,803	190

Stage Stores, Inc.	12,497	203

Stein Mart, Inc. *	11,476	76

Steinway Musical Instruments, Inc. *	2,950	74

Susser Holdings Corp. *	3,922	101

Systemax, Inc. *	4,705	79

Talbots, Inc. *	28,041	85

Teavana Holdings, Inc. *	3,209	63

Texas Roadhouse, Inc.	25,849	430

Tuesday Morning Corp. *	19,363	74

Vera Bradley, Inc. *	8,166	246

Vitamin Shoppe, Inc. *	9,947	440

West Marine, Inc. *	6,556	79

Wet Seal (The), Inc., Class A *	38,622	133

Winmark Corp.	960	56

World Fuel Services Corp.	28,839	1,182

Zale Corp. *	11,198	35
Zumiez, Inc. *	8,564	309
		35,168

Savings & Loans – 0.9%

Astoria Financial Corp.	34,772	343

Bank Mutual Corp.	20,115	81

BankFinancial Corp.	8,916	59

Beneficial Mutual Bancorp, Inc. *	13,775	120

Berkshire Hills Bancorp, Inc.	8,424	193

BofI Holding, Inc. *	3,992	68

Brookline Bancorp, Inc.	28,053	263

Cape Bancorp, Inc. *	3,914	31

Charter Financial Corp.	2,399	21

Clifton Savings Bancorp, Inc.	3,564	37

Dime Community Bancshares, Inc.	12,935	189

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Savings & Loans – 0.9% – continued

ESB Financial Corp.	3,912	$56

ESSA Bancorp, Inc.	5,224	51

First Defiance Financial Corp.	4,254	72

First Financial Holdings, Inc.	7,019	77

First Pactrust Bancorp, Inc.	4,244	51

Flagstar Bancorp, Inc. *	83,699	77

Flushing Financial Corp.	13,352	180

Fox Chase Bancorp, Inc.	5,031	65

Home Federal Bancorp, Inc.	6,882	70

HomeStreet, Inc. *	1,760	49

Investors Bancorp, Inc. *	19,489	293

Kearny Financial Corp.	4,839	47

Meridian Interstate Bancorp, Inc. *	2,808	37

Northfield Bancorp, Inc.	7,326	104

Northwest Bancshares, Inc.	38,889	494

OceanFirst Financial Corp.	5,623	80

Oritani Financial Corp.	18,168	267

Provident Financial Services, Inc.	24,957	363

Provident New York Bancorp	15,352	130

Rockville Financial, Inc.	11,609	135

Roma Financial Corp.	2,224	22

Territorial Bancorp, Inc.	4,878	102

United Financial Bancorp, Inc.	7,203	114

ViewPoint Financial Group	14,159	218

Westfield Financial, Inc.	10,499	83
WSFS Financial Corp.	2,685	110
		4,752

Semiconductors – 3.0%

Aeroflex Holding Corp. *	8,201	91

Alpha & Omega Semiconductor Ltd. *	6,527	63

Amkor Technology, Inc. *	35,954	221

Amtech Systems, Inc. *	3,283	27

Anadigics, Inc. *	28,976	69

Applied Micro Circuits Corp. *	26,798	186

ATMI, Inc. *	13,169	307

Axcelis Technologies, Inc. *	43,851	75

AXT, Inc. *	12,114	77

Brooks Automation, Inc.	27,456	339

Cabot Microelectronics Corp.	9,701	377

Cavium, Inc. *	19,747	611

Ceva, Inc. *	9,194	209

Cirrus Logic, Inc. *	27,043	644

Cohu, Inc.	9,443	107

Diodes, Inc. *	14,234	330

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Semiconductors – 3.0% – continued

DSP Group, Inc. *	10,070	$67

eMagin Corp. *	6,066	20

Emcore Corp. *	7,658	37

Emulex Corp. *	35,772	371

Entegris, Inc. *	55,020	514

Entropic Communications, Inc. *	34,632	202

Exar Corp. *	14,604	123

Formfactor, Inc. *	19,736	110

FSI International, Inc. *	14,428	71

GSI Group, Inc. *	10,336	125

GSI Technology, Inc. *	7,243	31

GT Advanced Technologies, Inc. *	47,813	395

Hittite Microwave Corp. *	12,766	693

Inphi Corp. *	8,407	119

Integrated Device Technology, Inc. *	61,004	436

Integrated Silicon Solution, Inc. *	11,389	127

Intermolecular, Inc. *	3,500	22

IXYS Corp. *	9,549	126

Kopin Corp. *	26,445	108

Kulicke & Soffa Industries, Inc. *	29,106	362

Lattice Semiconductor Corp. *	49,187	316

LTX-Credence Corp. *	21,306	153

MaxLinear, Inc., Class A *	5,636	31

Micrel, Inc.	20,047	206

Microsemi Corp. *	35,171	754

Mindspeed Technologies, Inc. *	14,584	93

MIPS Technologies, Inc. *	23,018	125

MKS Instruments, Inc.	21,169	625

Monolithic Power Systems, Inc. *	12,203	240

MoSys, Inc. *	11,715	47

Nanometrics, Inc. *	8,074	149

Omnivision Technologies, Inc. *	21,175	424

Pericom Semiconductor Corp. *	9,918	80

Photronics, Inc. *	23,121	154

PLX Technology, Inc. *	20,009	80

Power Integrations, Inc.	11,650	432

Rambus, Inc. *	39,272	253

Richardson Electronics Ltd.	6,308	76

Rubicon Technology, Inc. *	6,936	72

Rudolph Technologies, Inc. *	12,695	141

Semtech Corp. *	26,387	751

Sigma Designs, Inc. *	12,130	63

Silicon Image, Inc. *	33,451	197

Standard Microsystems Corp. *	9,260	240

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Semiconductors – 3.0% – continued

Supertex, Inc. *	4,177	$75

Tessera Technologies, Inc. *	20,836	359

TriQuint Semiconductor, Inc. *	67,493	465

Ultra Clean Holdings *	8,617	65

Ultratech, Inc. *	10,525	305

Veeco Instruments, Inc. *	16,747	479
Volterra Semiconductor Corp. *	10,051	346
		15,588

Software – 4.5%

Accelrys, Inc. *	21,834	174

ACI Worldwide, Inc. *	15,878	639

Actuate Corp. *	14,604	92

Acxiom Corp. *	32,998	484

Advent Software, Inc. *	13,285	340

American Software, Inc., Class A	9,921	85

Aspen Technology, Inc. *	34,526	709

athenahealth, Inc. *	14,224	1,054

AVG Technologies N.V. *	3,204	48

Avid Technology, Inc. *	11,488	126

Blackbaud, Inc.	18,007	598

Bottomline Technologies, Inc. *	14,883	416

Callidus Software, Inc. *	12,537	98

CommVault Systems, Inc. *	17,983	893

Computer Programs & Systems, Inc.	4,589	259

Concur Technologies, Inc. *	18,191	1,044

Convio, Inc. *	5,191	80

Cornerstone OnDemand, Inc. *	4,831	106

CSG Systems International, Inc. *	14,153	214

Deltek, Inc. *	8,500	91

Digi International, Inc. *	10,139	111

DynaVox, Inc., Class A *	2,668	8

Ebix, Inc.	11,653	270

Envestnet, Inc. *	7,887	99

EPAM Systems, Inc. *	1,469	30

EPIQ Systems, Inc.	12,962	157

EPocrates, Inc. *	2,572	22

Fair Isaac Corp.	14,567	639

FalconStor Software, Inc. *	14,414	54

Geeknet, Inc. *	1,532	22

Glu Mobile, Inc. *	19,614	95

Greenway Medical Technologies *	2,954	45

Guidance Software, Inc. *	5,998	66

Guidewire Software, Inc. *	3,588	110

Imperva, Inc. *	2,403	94

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Software – 4.5% – continued

inContact, Inc. *	13,703	$76

InnerWorkings, Inc. *	10,427	121

Interactive Intelligence Group, Inc. *	5,727	175

JDA Software Group, Inc. *	17,307	476

Jive Software, Inc. *	6,241	170

Mantech International Corp., Class A	9,318	321

MedAssets, Inc. *	18,928	249

Medidata Solutions, Inc. *	8,743	233

MicroStrategy, Inc., Class A *	3,248	455

MModal, Inc. *	13,824	146

Monotype Imaging Holdings, Inc. *	14,567	217

NetSuite, Inc. *	11,604	584

Omnicell, Inc. *	13,713	209

OPNET Technologies, Inc.	5,778	168

Parametric Technology Corp. *	48,687	1,360

PDF Solutions, Inc. *	10,230	86

Pegasystems, Inc.	6,804	260

Progress Software Corp. *	25,089	593

PROS Holdings, Inc. *	8,403	157

QAD, Inc., Class A *	2,801	37

QLIK Technologies, Inc. *	28,714	919

Quality Systems, Inc.	15,785	690

Quest Software, Inc. *	23,177	539

RealPage, Inc. *	12,511	240

Rosetta Stone, Inc. *	5,189	54

Schawk, Inc.	4,978	62

SciQuest, Inc. *	5,380	82

Seachange International, Inc. *	10,462	81

Smith Micro Software, Inc. *	17,102	40

SolarWinds, Inc. *	23,264	899

SS&C Technologies Holdings, Inc. *	10,269	240

Synchronoss Technologies, Inc. *	10,651	340

SYNNEX Corp. *	10,094	385

Take-Two Interactive Software, Inc. *	29,740	458

Taleo Corp., Class A *	16,762	770

Tangoe, Inc. *	4,485	84

THQ, Inc. *	22,053	12

Tyler Technologies, Inc. *	12,081	464

Ultimate Software Group, Inc. *	10,517	771
Verint Systems, Inc. *	8,386	272
		22,867

Storage/Warehousing – 0.1%

Mobile Mini, Inc. *	14,941	315

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Storage/Warehousing – 0.1% – continued
Wesco Aircraft Holdings, Inc. *	8,495	$138
		453

Telecommunications – 2.8%

8X8, Inc. *	26,144	110

ADTRAN, Inc.	26,445	825

Alaska Communications Systems Group, Inc. *	17,704	55

Anaren, Inc. *	6,435	118

Anixter International, Inc. *	11,810	857

Arris Group, Inc. *	46,195	522

Aruba Networks, Inc. *	36,619	816

Atlantic Tele-Network, Inc.	3,959	144

Aviat Networks, Inc. *	26,975	76

Black Box Corp.	7,472	191

Calix, Inc. *	16,400	140

Cbeyond, Inc. *	10,773	86

Cincinnati Bell, Inc. *	81,842	329

Communications Systems, Inc.	2,303	30

Comtech Telecommunications Corp.	7,568	247

Consolidated Communications Holdings, Inc.	10,966	215

Dialogic, Inc. *	5,523	5

DigitalGlobe, Inc. *	14,831	198

Extreme Networks, Inc. *	36,850	141

Fairpoint Communications, Inc. *	7,517	28

Finisar Corp. *	36,653	739

General Communication, Inc., Class A *	14,906	130

GeoEye, Inc. *	9,231	222

Globalstar, Inc. *	36,524	26

Globecomm Systems, Inc. *	8,707	126

Harmonic, Inc. *	47,839	262

HickoryTech Corp.	4,685	48

IDT Corp., Class B	6,219	58

Infinera Corp. *	42,238	343

InterDigital, Inc.	18,547	647

Iridium Communications, Inc. *	17,031	149

Ixia *	16,110	201

KVH Industries, Inc. *	6,568	69

Leap Wireless International, Inc. *	24,400	213

LogMeIn, Inc. *	8,274	291

Loral Space & Communications, Inc. *	4,436	353

Lumos Networks Corp.	6,224	67

Meru Networks, Inc. *	3,755	15

Motricity, Inc. *	12,824	14

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 2.8% – continued

NeoPhotonics Corp. *	3,109	$15

Netgear, Inc. *	14,958	571

Neutral Tandem, Inc. *	13,250	161

Novatel Wireless, Inc. *	14,259	48

NTELOS Holdings Corp.	5,991	124

NumereX Corp., Class A *	3,358	33

Oclaro, Inc. *	19,890	78

Oplink Communications, Inc. *	8,091	138

Opnext, Inc. *	14,724	23

ORBCOMM, Inc. *	16,080	62

Plantronics, Inc.	17,659	711

Powerwave Technologies, Inc. *	11,757	24

Preformed Line Products Co.	922	60

Premiere Global Services, Inc. *	21,650	196

Procera Networks, Inc. *	5,959	133

RF Micro Devices, Inc. *	112,660	561

RigNet, Inc. *	2,571	45

Shenandoah Telecommunications Co.	9,816	109

ShoreTel, Inc. *	20,725	118

Sonus Networks, Inc. *	88,429	256

SureWest Communications	5,899	133

Sycamore Networks, Inc. *	7,956	141

Symmetricom, Inc. *	17,163	99

TeleNav, Inc. *	7,857	55

Ubiquiti Networks, Inc. *	3,720	118

UniTek Global Services, Inc. *	3,775	13

USA Mobility, Inc.	9,344	130

Viasat, Inc. *	14,788	713

Vonage Holdings Corp. *	59,736	132
Westell Technologies, Inc., Class A *	24,802	58
		14,164

Textiles – 0.1%

G&K Services, Inc., Class A	7,560	259
Unifirst Corp.	5,789	356
		615

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc.	11,143	194
Leapfrog Enterprises, Inc. *	16,008	134
		328

Transportation – 1.9%

Air Transport Services Group, Inc. *	21,229	123

Arkansas Best Corp.	10,285	194

Atlas Air Worldwide Holdings, Inc. *	10,734	528

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Transportation – 1.9% – continued

Baltic Trading Ltd.	5,333	$22

Bristow Group, Inc.	14,692	701

CAI International, Inc. *	4,821	88

Celadon Group, Inc.	8,103	126

Covenant Transport Group, Inc., Class A *	2,921	9

DHT Holdings, Inc. *	22,189	21

Eagle Bulk Shipping, Inc. *	28,034	54

Echo Global Logistics, Inc. *	4,797	77

Excel Maritime Carriers Ltd. *	17,702	35

Forward Air Corp.	11,967	439

Frontline Ltd.	21,318	164

Genco Shipping & Trading Ltd. *	14,160	90

Genesee & Wyoming, Inc., Class A *	16,173	883

Golar LNG Ltd.	16,217	617

Gulfmark Offshore, Inc., Class A *	9,596	441

Heartland Express, Inc.	20,850	302

HUB Group, Inc., Class A *	14,955	539

International Shipholding Corp.	2,397	55

Knight Transportation, Inc.	24,982	441

Knightsbridge Tankers Ltd.	9,463	136

Marten Transport Ltd.	6,466	143

Nordic American Tankers Ltd.	21,416	340

Old Dominion Freight Line, Inc. *	19,219	916

Overseas Shipholding Group, Inc.	10,473	132

Pacer International, Inc. *	14,652	93

Patriot Transportation Holding, Inc. *	2,169	51

PHI, Inc. (Non Voting) *	5,172	120

Quality Distribution, Inc. *	7,357	101

RailAmerica, Inc. *	8,542	183

Roadrunner Transportation Systems, Inc. *	3,703	64

Saia, Inc. *	6,569	112

Scorpio Tankers, Inc. *	11,923	84

Ship Finance International Ltd.	17,978	275

Swift Transportation Co. *	32,336	373

Teekay Tankers Ltd., Class A	20,992	128

Ultrapetrol Bahamas Ltd. *	8,773	18

Universal Truckload Services, Inc.	2,412	36
Werner Enterprises, Inc.	17,582	437
		9,691

Trucking & Leasing – 0.2%

AMERCO	3,486	368

Greenbrier Cos., Inc. *	7,826	155

TAL International Group, Inc.	9,082	333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Trucking & Leasing – 0.2% continued
Textainer Group Holdings Ltd.	4,882	$166
		1,022

Water – 0.3%

American States Water Co.	7,686	278

Artesian Resources Corp., Class A	3,420	64

California Water Service Group	16,904	308

Connecticut Water Service, Inc.	3,383	96

Consolidated Water Co. Ltd.	5,307	42

Middlesex Water Co.	7,095	134

PICO Holdings, Inc. *	9,625	226

SJW Corp.	5,868	141
York Water Co.	5,058	87
		1,376
Total Common Stocks
(Cost $429,582)		499,718

OTHER – 0.0%

Escrow DLB Oil & Gas (1)*	800	–
Escrow Gerber Scientific, Inc. (1)*	8,824	–
Total Other
(Cost $ – )		–

RIGHTS – 0.0%

Savings & Loans – 0.0%
CSF Holdings, Inc. *	4,212	–
Total Rights
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Magnum Hunter Resources Corp. Exp. 10/14/13, Strike $10.50 *	3,855	$ –
Total Warrants
(Cost $ – )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.1%
Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	10,877,374	$10,877
Total Investment Companies
(Cost $10,877)		10,877

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.03%, 5/3/12 (4)	$2,160	$2,160
Total Short-Term Investments
(Cost $2,160)		2,160

Total INVESTMENTS – 100.0%
(Cost $442,619)		512,755
Other Assets less Liabilities – 0.0%		27
NET ASSETS – 100.0%		$512,782

(1)	Security listed as escrow is considered to be worthless.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $20,507,000 with net sales of approximately $9,630,000 during the fiscal year ended March 31, 2012.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Small Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini	167	$13,823	Long	6/12	$651

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

At March 31, 2012, the industry sectors (unaudited) for the Small Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.7%
Consumer Staples	3.5
Energy	6.5
Financials	22.6
Health Care	12.7
Industrials	15.7
Information Technology	16.7
Materials	4.6
Telecommunication Services	0.8
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Cap Index Fund’s Investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$499,718	(1)	$–	$–	$499,718
Investment Companies	10,877		–	–	10,877
Short-Term Investments	–		2,160	–	2,160

Total Investments	$510,595		$2,160	$–	$512,755

OTHER FINANCIAL INSTRUMENTS
Assets Futures Contracts	$651		$–	$–	$651

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2012

The following is a reconciliation of Investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/12 (000s)
Common Stock
Insurance	$2	$–	$(16)	$14	$–	$–	$–	$–	$–	$–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2%

Advertising – 0.2%

Interpublic Group of (The) Cos., Inc.	112,466	$1,283
Omnicom Group, Inc.	67,843	3,436
		4,719

Aerospace/Defense – 1.9%

Boeing (The) Co.	185,252	13,777

General Dynamics Corp.	88,828	6,518

Goodrich Corp.	31,071	3,898

L-3 Communications Holdings, Inc.	24,800	1,755

Lockheed Martin Corp.	66,351	5,962

Northrop Grumman Corp.	62,853	3,839

Raytheon Co.	84,598	4,465

Rockwell Collins, Inc.	36,642	2,109
United Technologies Corp.	226,073	18,751
		61,074

Agriculture – 2.0%

Altria Group, Inc.	507,665	15,671

Archer-Daniels-Midland Co.	164,424	5,206

Lorillard, Inc.	32,771	4,243

Philip Morris International, Inc.	427,793	37,907
Reynolds American, Inc.	83,437	3,458
		66,485

Airlines – 0.1%
Southwest Airlines Co.	193,846	1,597

Apparel – 0.7%

Coach, Inc.	71,415	5,519

NIKE, Inc., Class B	91,291	9,900

Ralph Lauren Corp.	16,068	2,801
VF Corp.	21,778	3,179
		21,399

Auto Manufacturers – 0.5%

Ford Motor Co.	945,578	11,810
PACCAR, Inc.	88,774	4,158
		15,968

Auto Parts & Equipment – 0.3%

BorgWarner, Inc. *	27,061	2,283

Goodyear Tire & Rubber (The) Co. *	61,071	685
Johnson Controls, Inc.	169,060	5,491
		8,459

Banks – 7.1%

Bank of America Corp.	2,666,668	25,520

Bank of New York Mellon (The) Corp.	300,673	7,255

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Banks – 7.1% continued

BB&T Corp.	173,490	$5,446

Capital One Financial Corp.	137,089	7,641

Citigroup, Inc.	727,567	26,593

Comerica, Inc.	48,750	1,578

Fifth Third Bancorp	228,561	3,211

First Horizon National Corp.	63,268	657

First Horizon National Corp. - (Fractional Shares) *	204,131	–

Goldman Sachs Group (The), Inc.	123,068	15,306

Huntington Bancshares, Inc.	211,839	1,366

JPMorgan Chase & Co.	948,458	43,610

KeyCorp	239,403	2,035

M&T Bank Corp.	31,472	2,734

Morgan Stanley	378,684	7,437

Northern Trust Corp. (1)(2)	52,646	2,498

PNC Financial Services Group, Inc.	131,378	8,473

Regions Financial Corp.	351,051	2,314

State Street Corp.	121,781	5,541

SunTrust Banks, Inc.	131,475	3,178

U.S. Bancorp	475,003	15,048

Wells Fargo & Co.	1,310,101	44,727
Zions Bancorporation	46,801	1,004
		233,172

Beverages – 2.4%

Beam, Inc.	39,331	2,304

Brown-Forman Corp., Class B	24,568	2,049

Coca-Cola (The) Co.	562,168	41,606

Coca-Cola Enterprises, Inc.	74,660	2,135

Constellation Brands, Inc., Class A *	41,850	987

Dr Pepper Snapple Group, Inc.	52,515	2,112

Molson Coors Brewing Co., Class B	39,278	1,777
PepsiCo, Inc.	390,390	25,902
		78,872

Biotechnology – 1.2%

Amgen, Inc.	196,341	13,349

Biogen Idec, Inc. *	59,262	7,465

Celgene Corp. *	108,987	8,449

Gilead Sciences, Inc. *	188,131	9,190
Life Technologies Corp. *	44,675	2,181
		40,634

Building Materials – 0.0%

Masco Corp.	87,466	1,169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Chemicals – 2.2%

Air Products & Chemicals, Inc.	52,526	$4,822

Airgas, Inc.	17,007	1,513

CF Industries Holdings, Inc.	16,371	2,990

Dow Chemical (The) Co.	294,862	10,214

E.I. du Pont de Nemours & Co.	231,305	12,236

Eastman Chemical Co.	34,003	1,758

Ecolab, Inc.	72,230	4,458

FMC Corp.	17,374	1,839

International Flavors & Fragrances, Inc.	20,462	1,199

Monsanto Co.	133,136	10,619

Mosaic (The) Co.	74,378	4,112

PPG Industries, Inc.	37,478	3,591

Praxair, Inc.	73,940	8,477

Sherwin-Williams (The) Co.	21,600	2,347
Sigma-Aldrich Corp.	30,197	2,206
		72,381

Coal – 0.1%

Alpha Natural Resources, Inc. *	54,450	828

Consol Energy, Inc.	56,248	1,918
Peabody Energy Corp.	67,458	1,954
		4,700

Commercial Services – 1.5%

Apollo Group, Inc., Class A *	27,690	1,070

Automatic Data Processing, Inc.	122,079	6,738

DeVry, Inc.	14,932	506

Equifax, Inc.	30,294	1,341

H&R Block, Inc.	74,197	1,222

Iron Mountain, Inc.	42,612	1,227

Mastercard, Inc., Class A	26,387	11,097

Moody’s Corp.	49,315	2,076

Paychex, Inc.	80,082	2,482

Quanta Services, Inc. *	53,706	1,123

R.R. Donnelley & Sons Co.	44,693	554

Robert Half International, Inc.	36,020	1,091

SAIC, Inc. *	68,711	907

Total System Services, Inc.	39,721	916

Visa, Inc., Class A	123,588	14,583
Western Union (The) Co.	153,083	2,694
		49,627

Computers – 8.0%

Accenture PLC, Class A	160,779	10,370

Apple, Inc. *	231,648	138,866

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Computers – 8.0% – continued

Cognizant Technology Solutions Corp., Class A *	75,509	$5,810

Computer Sciences Corp.	38,667	1,158

Dell, Inc. *	378,384	6,281

EMC Corp. *	510,351	15,249

Hewlett-Packard Co.	490,191	11,681

International Business Machines Corp.	287,875	60,065

Lexmark International, Inc., Class A	17,324	576

NetApp, Inc. *	90,254	4,041

SanDisk Corp. *	60,280	2,989

Teradata Corp. *	41,271	2,813
Western Digital Corp. *	57,996	2,401
		262,300

Cosmetics/Personal Care – 1.9%

Avon Products, Inc.	106,844	2,069

Colgate-Palmolive Co.	119,145	11,650

Estee Lauder (The) Cos., Inc., Class A	55,618	3,445
Procter & Gamble (The) Co.	684,487	46,004
		63,168

Distribution/Wholesale – 0.3%

Fastenal Co.	72,996	3,949

Genuine Parts Co.	38,915	2,442
W.W. Grainger, Inc.	15,072	3,238
		9,629

Diversified Financial Services – 1.7%

American Express Co.	252,340	14,600

Ameriprise Financial, Inc.	55,224	3,155

BlackRock, Inc.	24,980	5,118

Charles Schwab (The) Corp.	269,670	3,875

CME Group, Inc.	16,580	4,797

Discover Financial Services	131,797	4,394

E*TRADE Financial Corp. *	65,231	714

Federated Investors, Inc., Class B	23,398	524

Franklin Resources, Inc.	35,476	4,400

IntercontinentalExchange, Inc. *	17,948	2,467

Invesco Ltd.	110,937	2,959

Legg Mason, Inc.	31,391	877

NASDAQ OMX Group (The), Inc. *	30,565	792

NYSE Euronext	64,892	1,947

SLM Corp.	126,600	1,995
T. Rowe Price Group, Inc.	63,085	4,120
		56,734

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Electric – 2.9%

AES (The) Corp. *	158,939	$2,077

Ameren Corp.	60,142	1,959

American Electric Power Co., Inc.	120,256	4,639

CMS Energy Corp.	64,535	1,420

Consolidated Edison, Inc.	72,891	4,258

Dominion Resources, Inc.	141,945	7,269

DTE Energy Co.	41,661	2,293

Duke Energy Corp.	332,627	6,989

Edison International	80,653	3,429

Entergy Corp.	43,802	2,944

Exelon Corp.	210,932	8,271

FirstEnergy Corp.	104,218	4,751

Integrys Energy Group, Inc.	19,332	1,024

NextEra Energy, Inc.	103,395	6,315

Northeast Utilities	43,558	1,617

NRG Energy, Inc. *	55,463	869

Pepco Holdings, Inc.	57,575	1,088

PG&E Corp.	102,478	4,449

Pinnacle West Capital Corp.	27,502	1,317

PPL Corp.	144,222	4,076

Progress Energy, Inc.	73,587	3,908

Public Service Enterprise Group, Inc.	126,463	3,871

SCANA Corp.	29,168	1,330

Southern (The) Co.	215,330	9,675

TECO Energy, Inc.	53,350	936

Wisconsin Energy Corp.	56,803	1,998
Xcel Energy, Inc.	120,359	3,186
		95,958

Electrical Components & Equipment – 0.3%

Emerson Electric Co.	182,134	9,504
Molex, Inc.	34,606	973
		10,477

Electronics – 1.2%

Agilent Technologies, Inc.	86,268	3,840

Amphenol Corp., Class A	40,191	2,402

FLIR Systems, Inc.	39,123	990

Honeywell International, Inc.	192,380	11,745

Jabil Circuit, Inc. *	46,196	1,161

PerkinElmer, Inc.	28,697	794

TE Connectivity Ltd.	106,398	3,910

Thermo Fisher Scientific, Inc.	90,832	5,121

Tyco International Ltd.	114,985	6,460

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Electronics – 1.2% – continued

Waters Corp. *	22,020	$2,040
		38,463

Engineering & Construction – 0.1%

Fluor Corp.	41,688	2,503
Jacobs Engineering Group, Inc. *	31,882	1,415
		3,918

Entertainment – 0.0%
International Game Technology	75,330	1,265

Environmental Control – 0.3%

Republic Services, Inc.	77,917	2,381

Stericycle, Inc. *	20,835	1,743
Waste Management, Inc.	114,087	3,988
		8,112

Food – 1.8%

Campbell Soup Co.	43,768	1,482

ConAgra Foods, Inc.	103,373	2,715

Dean Foods Co. *	45,256	548

General Mills, Inc.	159,943	6,310

H.J. Heinz Co.	79,799	4,273

Hershey (The) Co.	37,873	2,323

Hormel Foods Corp.	34,558	1,020

J.M. Smucker (The) Co.	28,389	2,310

Kellogg Co.	61,147	3,279

Kraft Foods, Inc., Class A	439,842	16,718

Kroger (The) Co.	143,183	3,469

McCormick & Co., Inc. (Non Voting)	32,699	1,780

Safeway, Inc.	66,328	1,340

Sara Lee Corp.	147,435	3,174

SUPERVALU, Inc.	53,075	303

Sysco Corp.	145,470	4,344

Tyson Foods, Inc., Class A	71,363	1,367
Whole Foods Market, Inc.	40,275	3,351
		60,106

Forest Products & Paper – 0.3%

International Paper Co.	108,406	3,805

MeadWestvaco Corp.	42,982	1,358

Plum Creek Timber Co., Inc.	40,214	1,671
Weyerhaeuser Co.	133,820	2,933
		9,767

Gas – 0.3%

AGL Resources, Inc.	28,698	1,126

CenterPoint Energy, Inc.	104,724	2,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Gas – 0.3% – continued

NiSource, Inc.	70,670	$1,721
Sempra Energy	59,858	3,589
		8,501

Hand/Machine Tools – 0.1%

Snap-on, Inc.	14,730	898
Stanley Black & Decker, Inc.	42,134	3,243
		4,141

Healthcare – Products – 1.8%

Baxter International, Inc.	139,067	8,313

Becton, Dickinson and Co.	52,244	4,057

Boston Scientific Corp. *	358,551	2,144

C.R. Bard, Inc.	20,927	2,066

CareFusion Corp. *	55,622	1,442

Covidien PLC	120,350	6,581

DENTSPLY International, Inc.	35,697	1,433

Edwards Lifesciences Corp. *	28,915	2,103

Hospira, Inc. *	40,870	1,528

Intuitive Surgical, Inc. *	9,754	5,284

Medtronic, Inc.	258,409	10,127

Patterson Cos., Inc.	21,440	716

St. Jude Medical, Inc.	80,153	3,552

Stryker Corp.	80,231	4,451

Varian Medical Systems, Inc. *	28,153	1,942
Zimmer Holdings, Inc.	43,859	2,819
		58,558

Healthcare – Services – 1.3%

Aetna, Inc.	86,925	4,360

Cigna Corp.	70,641	3,479

Coventry Health Care, Inc.	35,694	1,270

DaVita, Inc. *	23,544	2,123

Humana, Inc.	40,850	3,778

Laboratory Corp. of America Holdings *	24,380	2,232

Quest Diagnostics, Inc.	39,168	2,395

Tenet Healthcare Corp. *	101,613	539

UnitedHealth Group, Inc.	259,509	15,295
WellPoint, Inc.	83,169	6,138
		41,609

Holding Companies – Diversified – 0.0%
Leucadia National Corp.	49,182	1,284

Home Builders – 0.1%

D.R. Horton, Inc.	70,138	1,064

Lennar Corp., Class A	41,034	1,115

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Home Builders – 0.1% – continued
Pulte Group, Inc. *	85,077	$753
		2,932

Home Furnishings – 0.1%

Harman International Industries, Inc.	17,813	834
Whirlpool Corp.	18,686	1,436
		2,270

Household Products/Wares – 0.3%

Avery Dennison Corp.	25,569	771

Clorox (The) Co.	32,207	2,214
Kimberly-Clark Corp.	97,565	7,209
		10,194

Housewares – 0.0%
Newell Rubbermaid, Inc.	71,486	1,273

Insurance – 3.4%

ACE Ltd.	83,822	6,136

Aflac, Inc.	115,517	5,313

Allstate (The) Corp.	123,960	4,081

American International Group, Inc. *	133,207	4,107

American International Group, Inc. – (Fractional Shares) *	11,638	–

Aon Corp. *	81,264	3,987

Assurant, Inc.	21,844	885

Berkshire Hathaway, Inc., Class B *	436,985	35,461

Chubb (The) Corp.	67,521	4,666

Cincinnati Financial Corp.	39,930	1,378

Genworth Financial, Inc., Class A *	122,478	1,019

Hartford Financial Services Group, Inc.	108,459	2,286

Lincoln National Corp.	72,253	1,905

Loews Corp.	76,473	3,049

Marsh & McLennan Cos., Inc.	135,185	4,433

MetLife, Inc.	263,355	9,836

Principal Financial Group, Inc.	73,997	2,184

Progressive (The) Corp.	151,006	3,500

Prudential Financial, Inc.	116,941	7,413

Torchmark Corp.	24,920	1,242

Travelers (The) Cos., Inc.	97,779	5,788

Unum Group	73,174	1,791
XL Group PLC	77,506	1,681
		112,141

Internet – 2.9%

Amazon.com, Inc. *	90,451	18,317

eBay, Inc. *	284,477	10,494

Expedia, Inc.	23,446	784

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Internet – 2.9% – continued

F5 Networks, Inc. *	19,572	$2,641

Google, Inc., Class A *	63,010	40,405

Netflix, Inc. *	13,592	1,564

priceline.com, Inc. *	12,405	8,901

Symantec Corp. *	182,500	3,413

TripAdvisor, Inc. *	23,446	836

VeriSign, Inc.	39,549	1,516
Yahoo!, Inc. *	301,614	4,591
		93,462

Iron/Steel – 0.2%

Allegheny Technologies, Inc.	26,787	1,103

Cliffs Natural Resources, Inc.	35,326	2,446

Nucor Corp.	78,387	3,367
United States Steel Corp.	35,370	1,039
		7,955

Leisure Time – 0.2%

Carnival Corp.	112,148	3,598
Harley-Davidson, Inc.	57,244	2,809
		6,407

Lodging – 0.3%

Marriott International, Inc., Class A	66,093	2,502

Marriott International, Inc., Class A - (Fractional Shares) *	79,497	–

Starwood Hotels & Resorts Worldwide, Inc.	48,669	2,745

Wyndham Worldwide Corp.	36,131	1,680

Wynn Resorts Ltd.	19,664	2,456
		9,383

Machinery – Construction & Mining – 0.6%

Caterpillar, Inc.	160,785	17,127
Joy Global, Inc.	26,033	1,913
		19,040

Machinery – Diversified – 0.7%

Cummins, Inc.	47,517	5,704

Deere & Co.	99,822	8,076

Flowserve Corp.	13,462	1,555

Rockwell Automation, Inc.	35,478	2,827

Roper Industries, Inc.	23,886	2,368
Xylem, Inc.	46,589	1,293
		21,823

Media – 2.9%

Cablevision Systems Corp. (New York Group), Class A	53,381	784

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Media – 2.9% – continued

CBS Corp., Class B (Non Voting)	160,520	$5,443

Comcast Corp., Class A	670,001	20,107

DIRECTV, Class A *	168,075	8,293

Discovery Communications, Inc., Class A *	64,303	3,254

Gannett Co., Inc.	57,809	886

McGraw-Hill (The) Cos., Inc.	69,104	3,349

News Corp., Class A	534,652	10,527

Scripps Networks Interactive, Inc., Class A	23,968	1,167

Time Warner Cable, Inc.	78,076	6,363

Time Warner, Inc.	241,034	9,099

Viacom, Inc., Class B	134,179	6,368

Walt Disney (The) Co.	444,853	19,476
Washington Post (The) Co., Class B	1,212	453
		95,569

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	36,061	6,235

Mining – 0.6%

Alcoa, Inc.	265,429	2,659

Freeport-McMoRan Copper & Gold, Inc.	235,066	8,942

Newmont Mining Corp.	123,343	6,324

Titanium Metals Corp.	19,159	260
Vulcan Materials Co.	32,427	1,386
		19,571

Miscellaneous Manufacturing – 3.1%

3M Co.	172,456	15,385

Cooper Industries PLC	39,322	2,515

Danaher Corp.	141,976	7,951

Dover Corp.	45,682	2,875

Eaton Corp.	82,780	4,125

General Electric Co.	2,628,540	52,755

Illinois Tool Works, Inc.	120,580	6,887

Ingersoll-Rand PLC *	73,823	3,053

Leggett & Platt, Inc.	34,797	801

Pall Corp.	28,494	1,699

Parker Hannifin Corp.	37,451	3,166
Textron, Inc.	69,507	1,934
		103,146

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.	50,493	888
Xerox Corp.	330,854	2,673
		3,561

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Oil & Gas – 8.7%

Anadarko Petroleum Corp.	123,969	$9,712

Apache Corp.	95,626	9,605

Cabot Oil & Gas Corp.	51,916	1,618

Chesapeake Energy Corp.	164,686	3,816

Chevron Corp.	491,126	52,668

ConocoPhillips	317,955	24,168

Denbury Resources, Inc. *	96,896	1,766

Devon Energy Corp.	100,114	7,120

Diamond Offshore Drilling, Inc.	17,017	1,136

EOG Resources, Inc.	67,050	7,449

EQT Corp.	37,004	1,784

Exxon Mobil Corp.	1,170,960	101,557

Helmerich & Payne, Inc.	26,948	1,454

Hess Corp.	75,113	4,428

Marathon Oil Corp.	175,063	5,550

Marathon Petroleum Corp.	86,340	3,744

Murphy Oil Corp.	48,029	2,703

Nabors Industries Ltd. *	71,269	1,246

Newfield Exploration Co. *	32,214	1,117

Noble Corp. *	62,802	2,353

Noble Energy, Inc.	44,068	4,309

Occidental Petroleum Corp.	201,561	19,195

Pioneer Natural Resources Co.	30,795	3,436

QEP Resources, Inc.	44,502	1,357

Range Resources Corp.	39,552	2,300

Rowan Cos., Inc. *	30,801	1,014

Southwestern Energy Co. *	86,691	2,653

Sunoco, Inc.	26,275	1,002

Tesoro Corp. *	33,854	909

Valero Energy Corp.	138,355	3,565

WPX Energy, Inc. *	48,696	877
		285,611

Oil & Gas Services – 1.5%

Baker Hughes, Inc.	108,486	4,550

Cameron International Corp. *	60,749	3,209

FMC Technologies, Inc. *	59,532	3,002

Halliburton Co.	229,484	7,616

National Oilwell Varco, Inc.	105,602	8,392
Schlumberger Ltd.	331,315	23,169
		49,938

Packaging & Containers – 0.1%

Ball Corp.	38,548	1,653

Bemis Co., Inc.	25,666	829

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Packaging & Containers – 0.1% – continued

Owens-Illinois, Inc. *	41,732	$974

Sealed Air Corp.	47,673	920
		4,376

Pharmaceuticals – 6.4%

Abbott Laboratories	390,769	23,950

Allergan, Inc.	75,502	7,205

AmerisourceBergen Corp.	63,983	2,539

Bristol-Myers Squibb Co.	419,243	14,149

Cardinal Health, Inc.	86,127	3,713

Eli Lilly & Co.	253,842	10,222

Express Scripts, Inc. *	120,152	6,510

Forest Laboratories, Inc. *	65,799	2,282

Johnson & Johnson	682,205	44,998

McKesson Corp.	61,111	5,364

Mead Johnson Nutrition Co.	50,735	4,185

Medco Health Solutions, Inc. *	96,527	6,786

Merck & Co., Inc.	756,293	29,042

Mylan, Inc. *	106,696	2,502

Perrigo Co.	23,074	2,384

Pfizer, Inc.	1,873,041	42,443
Watson Pharmaceuticals, Inc. *	31,438	2,108
		210,382

Pipelines – 0.5%

El Paso Corp.	191,197	5,650

ONEOK, Inc.	25,675	2,097

Spectra Energy Corp.	162,866	5,138
Williams (The) Cos., Inc.	147,754	4,552
		17,437

Real Estate – 0.1%

CBRE Group, Inc. *	81,352	1,624

Real Estate Investment Trusts – 1.8%

American Tower Corp.	98,151	6,186

Apartment Investment & Management Co., Class A	29,654	783

AvalonBay Communities, Inc.	23,688	3,348

Boston Properties, Inc.	36,737	3,857

Equity Residential	74,578	4,670

HCP, Inc.	101,723	4,014

Health Care REIT, Inc.	52,686	2,896

Host Hotels & Resorts, Inc.	175,914	2,889

Kimco Realty Corp.	101,781	1,960

ProLogis, Inc.	113,241	4,079

Public Storage	35,191	4,862

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Real Estate Investment Trusts – 1.8% – continued

Simon Property Group, Inc.	75,971	$11,067

Ventas, Inc.	71,773	4,098
Vornado Realty Trust	46,126	3,884
		58,593

Retail – 6.0%

Abercrombie & Fitch Co., Class A	20,946	1,039

AutoNation, Inc. *	11,873	407

AutoZone, Inc. *	6,741	2,506

Bed Bath & Beyond, Inc. *	58,658	3,858

Best Buy Co., Inc.	70,592	1,672

Big Lots, Inc. *	16,500	710

CarMax, Inc. *	56,851	1,970

Chipotle Mexican Grill, Inc. *	7,731	3,232

Costco Wholesale Corp.	108,092	9,815

CVS Caremark Corp.	323,499	14,493

Darden Restaurants, Inc.	31,611	1,617

Dollar Tree, Inc. *	29,441	2,782

Family Dollar Stores, Inc.	29,143	1,844

GameStop Corp., Class A	33,034	721

Gap (The), Inc.	82,565	2,158

Home Depot (The), Inc.	383,181	19,278

J.C. Penney Co., Inc.	35,656	1,263

Kohl’s Corp.	62,784	3,141

Limited Brands, Inc.	61,275	2,941

Lowe’s Cos., Inc.	307,971	9,664

Macy’s, Inc.	102,440	4,070

McDonald’s Corp.	253,178	24,837

Nordstrom, Inc.	39,582	2,206

O’Reilly Automotive, Inc. *	31,760	2,901

Ross Stores, Inc.	56,720	3,295

Sears Holdings Corp. *	9,405	623

Staples, Inc.	171,365	2,773

Starbucks Corp.	187,144	10,460

Target Corp.	167,236	9,745

Tiffany & Co.	31,437	2,173

TJX Cos., Inc.	187,716	7,454

Urban Outfitters, Inc. *	28,027	816

Walgreen Co.	217,100	7,271

Wal-Mart Stores, Inc.	433,977	26,559
Yum! Brands, Inc.	114,448	8,146
		198,440

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	128,201	937

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.2% – continued

Savings & Loans – 0.1% – continued

People’s United Financial, Inc.	88,126	$1,167
		2,104

Semiconductors – 3.2%

Advanced Micro Devices, Inc. *	147,240	1,181

Altera Corp.	80,426	3,203

Analog Devices, Inc.	73,387	2,965

Applied Materials, Inc.	320,964	3,993

Broadcom Corp., Class A *	121,912	4,791

First Solar, Inc. *	14,003	351

Intel Corp.	1,241,322	34,894

KLA-Tencor Corp.	41,748	2,272

Linear Technology Corp.	57,139	1,926

LSI Corp. *	138,521	1,202

Microchip Technology, Inc. *	47,819	1,779

Micron Technology, Inc. *	245,453	1,988

Novellus Systems, Inc. *	17,642	880

NVIDIA Corp. *	151,226	2,327

QUALCOMM, Inc.	420,203	28,582

Teradyne, Inc. *	47,389	800

Texas Instruments, Inc.	283,777	9,538
Xilinx, Inc.	64,376	2,345
		105,017

Software – 3.8%

Adobe Systems, Inc. *	123,084	4,223

Akamai Technologies, Inc. *	44,502	1,633

Autodesk, Inc. *	56,095	2,374

BMC Software, Inc. *	40,602	1,631

CA, Inc.	89,804	2,475

Cerner Corp. *	36,120	2,751

Citrix Systems, Inc. *	46,271	3,651

Dun & Bradstreet (The) Corp.	11,882	1,007

Electronic Arts, Inc. *	80,894	1,333

Fidelity National Information Services, Inc.	58,092	1,924

Fiserv, Inc. *	34,555	2,398

Intuit, Inc.	73,671	4,430

Microsoft Corp.	1,855,360	59,835

Oracle Corp.	974,359	28,412

Red Hat, Inc. *	48,185	2,886
Salesforce.com, Inc. *	33,802	5,223
		126,186

Telecommunications – 4.0%

AT&T, Inc.	1,473,073	46,004

CenturyLink, Inc.	153,315	5,926

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Telecommunications – 4.0% – continued

Cisco Systems, Inc.	1,337,991	$28,298

Corning, Inc.	378,116	5,324

Crown Castle International Corp. *	61,984	3,306

Frontier Communications Corp.	249,551	1,041

Harris Corp.	28,589	1,289

JDS Uniphase Corp. *	58,620	849

Juniper Networks, Inc. *	131,455	3,008

MetroPCS Communications, Inc. *	74,063	668

Motorola Mobility Holdings, Inc. *	65,228	2,560

Motorola Solutions, Inc.	73,131	3,717

Sprint Nextel Corp. *	752,094	2,143

Verizon Communications, Inc.	704,602	26,937
Windstream Corp.	147,457	1,727
		132,797

Textiles – 0.0%
Cintas Corp.	27,733	1,085

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	28,563	1,049
Mattel, Inc.	84,456	2,843
		3,892

Transportation – 1.7%

C.H. Robinson Worldwide, Inc.	40,279	2,638

CSX Corp.	262,561	5,650

Expeditors International of Washington, Inc.	52,652	2,449

FedEx Corp.	78,049	7,177

Norfolk Southern Corp.	81,840	5,388

Ryder System, Inc.	12,670	669

Union Pacific Corp.	119,449	12,838
United Parcel Service, Inc., Class B	238,258	19,232
		56,041
Total Common Stocks
(Cost $2,602,007)		3,162,731

INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds - Diversified Assets Portfolio (3) (4)	108,613,776	108,614

Total Investment Companies
(Cost $108,614)		108,614

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT – TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.02%, 5/3/12 (5)	$7,725	$7,725
Total Short-Term Investments
(Cost $7,725)		7,725

Total Investments – 99.8%
(Cost $2,718,346)		3,279,070
Other Assets less Liabilities – 0.2%		8,164
NET ASSETS – 100.0%		$3,287,234

(1)	At March 31, 2011, the value of the Fund’s investment in Northern Trust Corp. was approximately $2,081,000. There were gross purchases of approximately $483,000 and no sales during the fiscal year ended March 31, 2012. The net change in unrealized depreciation during the fiscal year ended March 31, 2012, was approximately $66,000.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $78,989,000 with net purchases of approximately $29,625,000 during the fiscal year ended March 31, 2012.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Stock Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000S)
S&P 500 E-Mini	1,766	$123,903	Long	6/12	$2,993

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the industry sectors (unaudited) for the Stock Index Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.9%
Consumer Staples	10.8
Energy	11.2
Financials	14.9
Health Care	11.4
Industrials	10.6
Information Technology	20.5
Materials	3.5
Telecommunication Services	2.8
Utilities	3.4

Total	100.0%
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Stock Index Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$3,162,731(1)	$–	$–	$3,162,731
Investment Companies	108,614	–	–	108,614
Short-Term Investments	–	7,725	–	7,725

Total Investments	$3,271,345	$7,725	$–	$3,279,070

OTHER FINANCIAL INSTRUMENTS
Assets Futures Contracts	$2,993	$–	$–	$2,993

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees, has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures

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contracts in anticipation of changes in the composition of its portfolio holdings. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2012, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate fair value of assets pledged to cover margin requirements for open positions was approximately $2,115,000, $2,160,000 and $7,725,000 respectively. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2012. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $1,607,000, $1,167,000, $251,000 and $1,381,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discount, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on

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NOTES TO THE FINANCIAL STATEMENTS continued

estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2012, were approximately $2,000 and $8,000 for the Emerging Markets Equity Index and the Global Real Estate Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2012, were less than $500 for the Global Sustainability Index Fund and the International Equity Index Fund. Redemption fees for the fiscal year ended March 31, 2011, were $2,000 for the Emerging Markets Equity Index Fund, less than $1,000 for the Global Real Estate Index and International Equity Index Funds and $1,000 for the Global Sustainability Index Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Emerging Markets Equity Index	$(599)	$599	$—
Global Real Estate Index	158	(157)	(1)
Global Sustainability Index	(38)	38	—
International Equity Index	(1,095)	1,095	—
Mid Cap Index	(231)	231	—
Small Cap Index	(110)	112	(2)
Stock Index	(375)	375	—

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2011, through the fiscal year ended March 31, 2012, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity Index	$9,972
International Equity Index	39,167

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The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
International Equity Index	$2,524	$3,286
Stock Index	—	578

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2019
Emerging Markets Equity Index	$12,794	$101,299	$4,624
Global Sustainability Index	673	135	2,655
International Equity Index	58,297	184,749	8,431
Small Cap Index	—	3,006	—
Stock Index	10,733	2,470	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The Global Real Estate Index Fund has elected to defer net capital losses and/or Section 988 net currency losses incurred from November 1, 2011 through November 30, 2011, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Global Real Estate Index	$431

At November 30, 2011, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$99,834	$496,445	$10,164	$13,716

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Emerging Markets Equity Index	$10,846	$—	$234,418
Global Sustainability Index	641	—	14,648
International Equity Index	12,944	—	68,295
Mid Cap Index	1,772	7,190	95,593
Small Cap Index	1,637	—	65,223
Stock Index	1,388	—	512,501

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2011, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Global Real Estate Index	$2,367	$ —	$(54,484)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$21,001	$ —
Global Sustainability Index	1,864	—
International Equity Index	43,000	—
Mid Cap Index	4,532	—
Small Cap Index	3,120	—
Stock Index	46,242	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$25,700	$ —
Global Sustainability Index	1,310	—
International Equity Index	30,600	—
Mid Cap Index	3,700	—
Small Cap Index	2,745	—
Stock Index	30,457	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2011 and November 30, 2010 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2011 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$13,759	$ —

	NOVEMBER 30, 2010 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$12,300	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2011 through March 31, 2012 will be determined at the end of its tax year.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London

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MARCH 31, 2012

Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2012 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$4,682	1.44%
Global Real Estate Index	1,593	1.43%
Global Sustainability Index	700	1.30%
International Equity Index	3,720	1.09%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2012, the investment adviser contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investments adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Emerging Markets Equity Index	0.35%	0.80%
Global Real Estate Index	0.35%	0.65%
Global Sustainability Index	0.35%	0.65%
International Equity Index	0.25%	0.45%
Mid Cap Index	0.20%	0.30%
Small Cap Index	0.20%	0.35%
Stock Index	0.10%	0.25%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements are expected to continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. The following chart illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the tables above:

CONTRACTUAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2012
Emerging Markets Equity Index	0.30%
Global Real Estate Index	0.50%
Global Sustainability Index	0.30%
International Equity Index	0.25%
Mid Cap Index	0.15%
Small Cap Index	0.15%
Stock Index	0.10%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

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NOTES TO THE FINANCIAL STATEMENTS continued

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$ —	$720,646	$ —	$500,013
Global Real Estate Index	—	111,690	—	32,424
Global Sustainability Index	—	26,474	—	12,385
International Equity Index	—	614,785	—	494,824
Mid Cap Index	—	194,258	—	63,237
Small Cap Index	—	149,848	—	69,788
Stock Index	—	856,190	—	67,415

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

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MARCH 31, 2012

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Emerging Markets Equity Index	$333,748	$(99,238)	$234,510	$1,436,975
Global Real Estate Index	90,954	(79,583)	11,371	704,394
Global Sustainability Index	19,081	(4,421)	14,660	97,880
International Equity Index	270,562	(202,345)	68,217	1,581,397
Mid Cap Index	122,570	(26,976)	95,594	573,111
Small Cap Index	111,848	(46,625)	65,223	447,532
Stock Index	631,800	(119,299)	512,501	2,766,569

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	57,206	$633,643	245	$2,416	(35,815)	$(409,286)	21,636	$226,773
Global Real Estate Index	31,304	247,022	303	2,362	(21,515)	(167,917)	10,092	81,467
Global Sustainability Index	3,264	28,660	66	524	(1,570)	(13,806)	1,760	15,378
International Equity Index	71,663	680,875	454	3,890	(60,003)	(569,108)	12,114	115,657
Mid Cap Index	19,221	232,003	94	1,048	(8,072)	(97,358)	11,243	135,693
Small Cap Index	19,928	167,420	90	699	(11,719)	(98,665)	8,299	69,454
Stock Index	83,339	1,307,101	309	4,836	(31,498)	(496,188)	52,150	815,749

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	39,271	$470,348	194	$2,437	(36,777)	$(431,044)	2,688	$41,741
Global Real Estate Index	25,127	197,985	236	1,794	(15,893)	(123,552)	9,470	76,227
Global Sustainability Index	2,947	25,239	41	372	(953)	(8,233)	2,035	17,378
International Equity Index	40,681	414,472	185	1,932	(37,689)	(367,932)	3,177	48,472
Mid Cap Index	15,842	175,304	74	886	(7,452)	(81,971)	8,464	94,219
Small Cap Index	20,200	160,772	82	713	(9,343)	(73,034)	10,939	88,451
Stock Index	55,786	842,318	245	3,643	(25,364)	(367,440)	30,667	478,521

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2012:

Amounts in thousands		ASSETS				LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Emerging Markets Equity Index	Equity contracts	Net Assets – Unrealized appreciation	$89	*	Net Assets – Unrealized depreciation	$(252	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	19		Unrealized loss on foreign currency exchange contracts	(37)		Citigroup, Goldman Sachs, Morgan Stanley, UBS
Global Real Estate Index	Equity contracts	Net Assets – Unrealized appreciation	375	*	Net Assets – Unrealized depreciation	(125	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	63		Unrealized loss on foreign currency exchange contracts	(68)		Citigroup, Goldman Sachs, Morgan Stanley, UBS
Global Sustainability Index	Equity contracts	Net Assets – Unrealized appreciation	75	*	Net Assets – Unrealized depreciation	(22	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	10		Unrealized loss on foreign currency exchange contracts	(1)		Citigroup, Morgan Stanley, UBS
International Equity Index	Equity contracts	Net Assets – Unrealized appreciation	226	*	Net Assets – Unrealized depreciation	(355	)*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	131		Unrealized loss on foreign currency exchange contracts	(34)		Citigroup, Goldman Sachs, UBS
Mid Cap Index	Equity contracts	Net Assets – Unrealized appreciation	726	*	Net Assets – Unrealized depreciation	—	*	UBS
Small Cap Index	Equity contracts	Net Assets – Unrealized appreciation	651	*	Net Assets – Unrealized depreciation	—	*	Citigroup
Stock Index	Equity contracts	Net Assets – Unrealized appreciation	2,993	*	Net Assets – Unrealized depreciation	—	*	Citigroup

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported with the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2012:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$(1,268)
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	454
Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	(814)
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(136)
Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	328
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(21)

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MARCH 31, 2012

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$(3,935)
	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(383)
Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	1,657
Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	1,124
Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	4,925
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(650)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	2
Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(356)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	54
Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	33
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	11
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(115)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(35)
Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	268
Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(43)
Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,067

Volume of derivative activity for the fiscal year ended March 31, 2012*:

	FOREIGN CURRENCY EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Emerging Markets Equity Index	132	$1,159	261	$953
Global Real Estate Index	333	392	605	363
Global Sustainability Index	67	136	246	147
International Equity Index	380	1,478	336	1,057
Mid Cap Index	—	—	258	884
Small Cap Index	—	—	279	665
Stock Index	—	—	348	3,036

*  Activity during the period is measured by number of trades during the year and average notional amount for foreign currency exchange and futures equity contracts.

** Foreign	currency exchange contracts are defined as having a settlement period greater than two business days.

*** Amounts	in thousands.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENT

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reason for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

12. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York. The case was removed to federal court and referred to bankruptcy court on November 24, 2010. The Creditor Trust Action asserts causes of action for intentional and constructive fraudulent transfer under state law. Briefing of motions to dismiss was completed on April 15, 2011, and oral argument was held on May 12, 2011. However, the court did not schedule further argument and has not entered an Order on the motion to dismiss. A second amended complaint was filed in the Creditor Trust Action on December 19, 2011, which expanded the identification of defendants to approximately 2,700 persons and entities, and named the Fund anonymously as a defendant (due to prior court orders, the plaintiff is precluded from disclosing the identities of most recipients of merger consideration).

The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Trust Action”), was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Litigation Trust alleges causes of action for intentional fraudulent transfer pursuant to 11 U.S.C Sections 548(a)(1)(A) and 550 and constructive fraudulent transfer pursuant to 11 U.S.C Sections 548(a)(1)(B) and 550. The Litigation Trust amended the complaint on April 20, 2011. The Fund and other defendants moved to dismiss the complaint on April 7, 2011, briefing was completed on June 13, 2011, and oral argument occurred on July 12, 2011. At the July 12, 2011 hearing, the Litigation Trust voluntarily dismissed from the action its constructive fraudulent transfer claim under the U.S. Bankruptcy Code without prejudice to reinstate it. Accordingly, the intentional fraudulent transfer claim under the U.S. Bankruptcy Code is the only remaining claim in this action. The court subsequently entered an Order on October 6, 2011, which a) denied

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EQUITY INDEX FUNDS

MARCH 31, 2012

without prejudice the challenge to the Litigation Trust’s standing to pursue claims, and authorized discovery on this issue; b) confirmed the dismissal of the constructive fraudulent transfer claim; and c) stated that the other grounds for seeking dismissal remain under consideration, during which the obligation to answer the complaint remains tolled.

Both the Creditor Trust and Litigation Trust Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings. The Fund intends to defend vigorously the Creditor Trust and Litigation Trust Actions. The Fund is currently assessing the litigation and has not yet determined the potential effect, if any, on its net asset value.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	72.72%
Global Real Estate Index	50.56%
Global Sustainability Index	94.53%
International Equity Index	100.00%
Mid Cap Index	65.30%
Small Cap Index	44.53%
Stock Index	100.00%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Mid Cap Index	65.48%
Small Cap Index	43.09%
Stock Index	97.91%

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0183	$0.2223
Global Real Estate Index	0.0125	0.0935
Global Sustainability Index	0.0113	0.1206
International Equity Index	0.0316	0.3157

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EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 118), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 122), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.50%	$1,000.00	$1,204.80	$2.76
Hypothetical**	0.50%	$1,000.00	$1,022.50	$2.53

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.57%	$1,000.00	$1,217.70	$3.16
Hypothetical**	0.57%	$1,000.00	$1,022.15	$2.88

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.47%	$1,000.00	$1,195.70	$2.58
Hypothetical**	0.47%	$1,000.00	$1,022.65	$2.38

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.35%	$1,000.00	$1,161.00	$1.89
Hypothetical**	0.35%	$1,000.00	$1,023.25	$1.77

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.22%	$1,000.00	$1,281.20	$1.25
Hypothetical**	0.22%	$1,000.00	$1,023.90	$1.11

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EQUITY INDEX FUNDS

MARCH 31, 2012 (UNAUDITED)

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.24%	$1,000.00	$1,294.70	$1.38
Hypothetical**	0.24%	$1,000.00	$1,023.80	$1.21

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.17%	$1,000.00	$1,257.90	$0.96
Hypothetical**	0.17%	$1,000.00	$1,024.15	$0.86

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2000

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

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MARCH 31, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY INDEX FUNDS	134	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN FUNDS ANNUAL REPORT	135	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

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EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,6,7

GLOBAL REAL ESTATE INDEX FUND1,2,4,6

GLOBAL SUSTAINABILITY INDEX FUND1,2,6

INTERNATIONAL EQUITY INDEX FUND1,2,6

MID CAP INDEX FUND1,3,6

SMALL CAP INDEX FUND1,5,6

STOCK INDEX FUND1,6

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 International Risk: International investing involves increased risk and volatility.

3 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

4 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investment in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

5 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

6 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

7 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	BOND INDEX FUND

76	FIXED INCOME FUND

86	GLOBAL FIXED INCOME FUND

89	HIGH YIELD FIXED INCOME FUND

99	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

101	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

118	ULTRA-SHORT FIXED INCOME FUND

126	U.S. GOVERNMENT FUND

128	ABBREVIATIONS AND OTHER INFORMATION

129	NOTES TO THE FINANCIAL STATEMENTS

139	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

140	TAX INFORMATION

141	FUND EXPENSES

143	TRUSTEES AND OFFICERS

148	INVESTMENT CONSIDERATIONS

152	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 was characterized by better-than-expected economic statistics for the United States and high volatility stemming from the debt woes in Europe. On September 21, 2011, the U.S. Federal Reserve announced the policy that became known as “Operation Twist.” The goal of this initiative was to bring down longer-term rates by selling $400 billion in short-term Treasuries and purchasing the same amount of longer-term bonds. The Federal Reserve also kept interest rates unchanged at 0.00% to 0.25% and pledged to maintain ultra-low interest rates through late 2014.

The yield curve flattened between two- and 10-year Treasuries during the reporting period, indicating outperformance for 10-year issues. The yield on the two-year note decreased by 49 basis points (0.49%), while the yield on the 10-year note decreased by 126 basis points (1.26%). The yield on the 30-year bond decreased by 117 basis points (1.17%) during the reporting period. The Barclays Capital U.S. Aggregate Bond Index — which represents the full spectrum of the domestic bond market — returned 7.71% during the reporting period but underperformed U.S. Treasury securities. Commercial mortgage-backed securities were the best performing sector, followed by asset-backed securities and U.S. Treasuries.

The Bond Index Fund returned 7.65% during the 12-month period ended March 31, 2012, closely tracking the return of the Index. We continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
BOND INDEX	7.65%	6.23%	5.97%	5.82%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	7.71	6.83	6.25	6.10

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGER

LOUIS D’ARIENZO With Northern Trust since 2003

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
NET ASSETS	$2.5 BILLION
NET ASSET VALUE	$10.86
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.45%
NET EXPENSE RATIO	0.21%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 was challenging for fixed-income markets. Eurozone countries faced unprecedented challenges in attempting to rein in the sovereign debt crisis that nevertheless widened over the course of the period. While Greece represented the focal point of the European crisis earlier in the period, heavily indebted Spain and Italy became engulfed as the months wore on. Prices of sovereign debt moved significantly lower, causing many to worry that European banks were undercapitalized and potentially insolvent. The market for new equity issuance was shut to these firms, and investors doubted the ability of heavily indebted Eurozone governments to provide more capital. In addition, growth for the U.S. economy was slow. After beginning the period with high expectations, manufacturing faltered, employment data disappointed and house price data remained weak. The Federal Reserve, seeing significant risks to growth, indicated that it is likely to keep the federal funds rate at historically low levels through late 2014. In an effort to keep long-term interest rates low and spur growth, the Federal Reserve also announced plans to reinvest cash received from its maturing investments into long-term Treasury and agency securities.

Against this backdrop, the Fixed Income Fund’s return of 7.48% underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index return of 7.71% for the reporting period. Throughout the reporting period, the Fund was overweight investment-grade and high-yield corporate bonds compared with the benchmark. The Fund also had a longer duration, or interest rate sensitivity level, versus the benchmark for a significant portion of the period. The focus of this overweight position was in the 10- and 30-year sectors of the Treasury yield curve. The Fund’s duration and yield curve positioning were the largest positive contributors to performance.

We believe corporate debt issuers are in excellent financial condition. Corporations hold a record $2 trillion of cash on their balance sheets at present, reassuring investors that their debts are more likely to be repaid, in spite of a volatile market environment. That said, sovereign debt concerns among European countries caused the spread between yields on corporate credits to widen in the second half of the period, detracting from Fund performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	7.48%	5.58%	5.20%	5.75%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	7.71	6.25	5.80	6.46

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$10.46
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.00%
NET EXPENSE RATIO	0.75%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

GLOBAL FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Central banks across the globe provided support for financial markets during the 12-month reporting period ended March 31, 2012. Most notably, the European Central Bank cut interest rates and introduced new liquidity measures to counter the deteriorating economic climate in Europe. The aim of the liquidity measures was to ease funding pressure on government bonds and, by extension, European banks. The countries continue to face the challenge of balancing austerity measures against the need to promote growth.

Government bond markets in the United States, Japan, the United Kingdom and core Europe experienced gains, reflecting investor concern regarding the global economic outlook. Towards the latter part of the period, economic indicators continued to point to a gradual recovery in global growth. Despite this, markets remained unconvinced that central banks would retreat from asset purchase programs and accommodative interest rate policies, and the core markets remained at or near their highs for the period. The U.S. Dollar Index gained approximately 3.8%. The euro fell nearly 5% against the dollar, while the Japanese yen and the British pound were little changed.

During the reporting period, the Global Fixed Income Fund returned 4.07%, trailing the 5.67% return of its benchmark, the J.P. Morgan Government Bond Index Global. Our strategy focused around the developments in Europe, where our decision to favor core countries — such as Germany and the Netherlands — and underweight peripheral European markets such as Italy and Spain helped performance. The benefit from our underweights in Italy and Spain came earlier in the period, as later positive developments for these countries meant that our underweights cost the Fund some performance toward the end of the period. We maintain these underweights on the belief that there will be challenges ahead that could impact the periphery in a negative manner. With risks remaining evident across the global markets, we maintained overweight positions in perceived “safe havens” outside of Europe. Our overweight positioning in the United States and United Kingdom benefited performance, although we have maintained a flexible approach given that yields are hovering near record lows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL FIXED INCOME	4.07%	5.44%	6.20%	5.09%

J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL	5.67	7.16	8.03	6.39

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The J.P. Morgan Government Bond Index Global is an unmanaged, total return, capitalization market index of traded government fixed income securities which can be purchased by international investors.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

DAVID BLAKE With Northern Trust since 2008

DANIEL SMITH With Northern Trust since 1997

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOIFX
INCEPTION DATE	04/01/94
NET ASSETS	$23 MILLION
NET ASSET VALUE	$11.09
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.58%
NET EXPENSE RATIO	1.08%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2012, the High Yield Fixed Income Fund returned 5.60%, underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, which posted a 6.43% return. Macroeconomic events were the primary driver of market performance in the reporting period. A modestly improving economy, aided by stimulative monetary policy, provided support for financial markets. This was offset somewhat by the impact of the European sovereign debt crisis, U.S. debt limit negotiations and concern over economic growth in China. Higher-rated issues delivered the best performance in this environment, with BB-rated bonds returning 7.82% and B-rated issues returning 6.64%. CCC-rated bonds returned 4.31%, while bonds rated Ca to D returned -7.85%.

The Fund benefited from being positioned to take advantage of a stable to improving economy and a low default rate. We maintained a higher-quality focus throughout the reporting period, with the majority of our adjustments occurring in two periods. First, the market weakened materially in the June to October time frame due to the European sovereign debt crisis and the U.S. debt limit negotiations. We modestly reduced exposure to CCC-rated issues and increased the portfolio’s weighting in BB-rated securities during this time, which positioned the Fund to benefit from the quick recovery in October. However, the Fund’s BB weighting was materially underweight the benchmark during this time when the highest quality, interest rate sensitive, securities performed best. This was the Fund’s greatest detractor from performance during the period. By the end of December, European officials had made progress to stabilize the debt crisis, and the European Central Bank had established a three-year lending program to support European banks. U.S. economic data also continued to improve. The market recovered as a result, and the Fund benefited accordingly. The second major change was our decision to reduce the Fund’s interest rate exposure from December through February by selling BB-rated securities with low coupons and 10-year maturities, and replacing these positions with higher yielding and less rate-sensitive securities, largely through the new-issue market.

The high-yield market continues to be supported by a stable to improving economy, solid corporate earnings and a low default rate. The Fund will continue to focus on credit fundamentals and relative value as its core strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	5.60%	5.85%	7.44%	6.03%

BARCLAYS CAPITAL U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	6.43	8.27	9.34	7.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
NET ASSETS	$5.4 BILLION
NET ASSET VALUE	$7.31
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.96%
NET EXPENSE RATIO	0.83%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 was very similar to recent periods. Interest rates initially increased based on the extension of fiscal stimulus from Washington, 4% forecasted Gross Domestic Product (GDP) growth and some profit taking after the Federal Reserve announced another asset purchase program. Early in 2011, markets were roiled by the dual shocks of a devastating tsunami in Japan and an oil price increase due to turmoil in the Middle East. The strength of the consumer, tested by a lack of wage growth and high oil prices, led to downward revisions to GDP. Events in Greece then returned to the front pages during the summer months, while politicians in Washington continued their standoff over raising the debt ceiling. Greek bonds’ interest rate spreads compared with German bunds widened dramatically as a Greek default seemed more likely. An already jittery market was then confronted with the downgrade of the United States’ credit rating. Economic data and consumer confidence worsened, while eurozone breakup scenarios were no longer unthinkable. Sovereign and financial institution credit downgrades worldwide rapidly diminished already thin liquidity as European banks searched for funding.

Staring into the abyss for the second time in four years, central banks leaped into action. Swap lines, longer-term funding programs and additional global easing helped to tighten sovereign spreads considerably. Risk markets responded very well in the first quarter of 2012 as better-than-expected U.S. economic data, reduced European crisis fears and easy-central bank policies spurred risk taking. We enter the new fiscal year basically where we started. Sluggish U.S. growth but not a recession, fears over the future of certain European countries, additional tension in the Middle East and increased focus on the direction of monetary policy all remain the themes of the day.

For the reporting period, the Short-Intermediate U.S. Government Fund’s return of 2.85% slightly underperformed that of its benchmark, the Barclays Capital 1-5 Year U.S. Government Bond Index, which returned 3.04%. Allocations to Treasury Inflation-Protected Securities (TIPS) and mortgages contributed to returns, while yield curve positioning detracted. Headwinds remain regarding the economy and events in Europe. Central banks are forecasted to keep monetary policy accommodative for the near future given these risks. The Fund continues to keep liquidity as a primary goal.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	2.85%	3.76%	3.43%	4.04%

BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT BOND INDEX	3.04	4.43	4.05	4.66

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

DANIEL J. PERSONETTE With Northern Trust since 1996 BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
NET ASSETS	$320 MILLION
NET ASSET VALUE	$10.13
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.02%
NET EXPENSE RATIO	0.79%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The municipal market rallied over the 12 months ended March 31, 2012 on improved credit fundamentals, as state and local governments implemented expense controls and sought new revenue sources. The municipal market was also the beneficiary of a “flight to safe haven” trade, driven by concern over European sovereign debt and related credit exposures among eurozone banks. Municipal bonds, U.S. dollar corporate debt and Treasury issues all benefited as the economy slowly gained its footing. The Federal Reserve continued on the path of accommodative monetary policy by keeping the federal funds rate near zero, expanding the purchase of Treasury securities through a second round of quantitative easing and providing improved transparency in communicating probable future Federal Reserve policy.

The Tax-Advantaged Ultra-Short Fixed Income Fund continued to search for best net after-tax execution, using both the tax-exempt municipal market and the taxable bond market for selecting the most tax-efficient securities after considering a 35% Federal tax rate. During the 12-month reporting period ended March 31, 2012, the Fund took advantage of opportunities within each sector. Tax-exempt municipals spent a healthy portion of the period at greater than 100% tax equivalency versus comparable Treasuries. However, more recently, wider corporate credit spreads versus aggressively priced municipals favored the taxable sector.

The changing “risk on” and “risk off” behavior of investors spurred periodic volatility in mark-to-market values but resulted in a period of positive performance overall. The Fund returned 1.18% during the reporting period, which compared positively to the 1.05% return of the blended benchmark, composed of 75% of the BofA Merrill Lynch 6-12 Month U.S. Municipal Securities Index and 25% of the BofA Merrill Lynch 1-3 Year Municipal Securities General Obligations Index. While the mix of securities will change over time, the Fund was approximately 70% municipal and 30% taxable for the reporting period. The Fund’s duration has been near 1.25 years consistently in the persistent low-yield environment, using a combination of 23% floating-rate and 77% fixed-rate securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.18%	1.49%
75% BofA MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX AND 25% BofA MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATIONS INDEX	1.05	1.12
BofA MERRILL LYNCH 6-12 MONTHS U.S. MUNICIPAL SECURITIES INDEX	0.69	0.77
BofA MERRILL LYNCH 1-3 YEAR U.S. MUNICIPAL SECURITIES GENERAL OBLIGATION INDEX	2.13	2.21

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 6-12 Month U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

BofA Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

PATRICK D. QUINN With Northern Trust since 1985

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$10.13
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.44%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

In each fiscal year since the Ultra-Short Fixed Income Fund’s first annual report in 2010, we have noted that the Federal Reserve’s zero interest rate policy persisted over the prior 12 months, sending already low short-term yields even lower. The same can be said for the reporting period ended March 31, 2012. We reached the high for the two-year Treasury in April 2011 at 0.83%, and the low in mid-September at 0.16%. Thus, we charted a volatile path to the closing level of 0.33% at the end of the reporting period. We endured several stretches of “risk off” trading, as eurozone credit concerns spread beyond Greece, and budget problems closer to home led to the previously unthinkable U.S. credit downgrade by S&P from AAA to AA+. During such periods, as credit spreads widen, we typically can take advantage of opportunities to purchase attractive credits more inexpensively. Conversely, during stretches where the economy appears to be firming and demand for the attractive yields of corporate credits increases, we enjoy capital appreciation from the “risk on” market cycle.

The Fund’s strategy of taking explicit interest rate risk and credit risk versus its one-year Treasury note benchmark proved beneficial to investors during the reporting period. The Fund returned 1.59%, compared with a total return of 0.41% for its benchmark, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index. The Fund’s performance benefited from “locking in” higher yields early in the period as the Fund’s duration was longer than its neutral one-year target. The Fund’s credit exposure, primarily in corporate debt with a modest allocation to asset-backed securities and BBB issues, also added value versus the benchmark. Overall, reward characteristics outweighed the risks with a strong relative return for the period.

We ended the reporting period with a duration of 1.23 years, a 68% allocation to fixed-rate debt and 32% in floating-rate issues. We have maintained our strategy of combining floating-rate debt with fixed-rate bonds as a hedge against the price volatility of rising interest rates.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME FUND	1.59%	1.81%

BofA MERRILL LYNCH 1-YEAR U.S TREASURY NOTE INDEX	0.41	0.69

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

SCOTT B. WARNER With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
NET ASSETS	$465 MILLION
NET ASSET VALUE	$10.18
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.46%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 was very similar to recent periods. Interest rates initially increased based on the extension of fiscal stimulus from Washington, 4% forecasted Gross Domestic Product (GDP) growth and some profit taking. Early in 2011, markets were roiled by the dual shocks of a devastating tsunami in Japan and an oil price increase due to turmoil in the Middle East. The strength of the consumer, tested by a lack of wage growth and high oil prices, led to downward revisions to GDP. Events in Greece then returned to the front pages during the summer months, while politicians in Washington continued their standoff over raising the debt ceiling. Greek bonds’ interest rate spreads compared with German bunds widened dramatically as a Greek default seemed more likely. An already jittery market was then confronted with the downgrade of the United States’ credit rating. Economic data and consumer confidence worsened, while eurozone breakup scenarios were no longer unthinkable. As European banks searched for funding, sovereign and financial institution credit downgrades worldwide rapidly diminished already thin liquidity.

Staring into the abyss for the second time in four years, central banks leaped into action. Swap lines, longer-term funding programs and additional global easing helped to tighten sovereign spreads considerably. Risk markets responded very well in the first quarter of 2012 as better-than-expected U.S. economic data, reduced European crisis fears and easy central bank policies spurred risk-taking. We enter the new fiscal year basically where we started. Sluggish U.S. growth but not a recession, fears over the future of certain European countries, additional tension in the Middle East and increased focus on the direction of monetary policy all remain the themes of the day.

During the reporting period, the U.S. Government Fund’s return of 5.51% slightly underperformed its benchmark, the Barclays Capital Intermediate U.S. Government Bond Index, which posted a return of 5.66%. Allocations to Treasury Inflation-Protected Securities (TIPS) and mortgages contributed to returns, while yield curve positioning detracted. Headwinds remain regarding the economy and events in Europe. Central banks are forecasted to keep monetary policy accommodative for the near future given these risks. Liquidity remains a primary goal for the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	5.51%	4.87%	4.27%	5.00%

BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT BOND	5.66	5.46	4.87	5.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate U.S. Government Bond is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 148.

PORTFOLIO MANAGERS

DANIEL J. PERSONETTE With Northern Trust since 1996
BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
NET ASSETS	$62 MILLION
NET ASSET VALUE	$9.97
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.14%
NET EXPENSE RATIO	0.76%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	‘ BOND INDEX FUND		FIXED INCOME FUND
ASSETS:
Investments, at cost	$2,630,707	(1)	$1,881,262	(1)
Investments, at value	$2,761,010	(4)	$1,914,789	(4)
Foreign currencies, at value (cost $4)	–		–
Dividend income receivable	3		2
Interest income receivable	15,895		11,405
Receivable for securities sold	3,436		289,400
Receivable for fund shares sold	4,538		2,548
Receivable from investment adviser	156		185
Unrealized gain on foreign currency exchange contracts	–		–
Prepaid and other assets	3		2
Total Assets	2,785,041		2,218,331
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	–		–
Payable for securities purchased	33,788		215,576
Payable for when-issued securities	259,070		341,391
Payable for fund shares redeemed	564		1,642
Distributions to shareholders	979		686
Payable to affiliates:
Investment advisory fees	71		221
Administration fees	71		48
Custody and accounting fees	14		10
Shareholder servicing fees	33		5
Transfer agent fees	48		32
Trustee fees	7		11
Accrued other liabilities	48		36
Total Liabilities	294,693		559,658
Net Assets	$2,490,348		$1,658,673
ANALYSIS OF NET ASSETS:
Capital stock	$2,356,274		$1,613,848
Accumulated undistributed net investment income (loss)	13		(10)
Accumulated undistributed net realized gain (loss)	3,758		11,308
Net unrealized appreciation	130,303		33,527
Net Assets	$2,490,348		$1,658,673
Shares Outstanding ($.0001 par value, unlimited authorization)	229,298		158,499
Net Asset Value, Redemption and Offering Price Per Share	$10.86		$10.46

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $321,455, $339,297, $330, $202,798 and $4,809, respectively.
(2)	Amounts include cost from the U.S. Government Portfolio of the Northern Institutional Funds of $155,553 and $26,909, respectively.
(3)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $18,971.
(4)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $321,455, $339,297, $330, $202,798 and $4,809, respectively.
(5)	Amounts include value from the U.S. Government Portfolio of the Northern Institutional Funds of $155,553 and $26,909, respectively.
(6)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $18,971.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

GLOBAL FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$20,613	(1)	$5,209,705	(1)	$475,677	(2)	$1,349,559	(3)	$458,453	(1)	$88,341	(2)
$22,331	(4)	$5,325,109	(4)	$476,495	(5)	$1,352,778	(6)	$460,925	(4)	$88,568	(5)
4		–		–		–		–		–
–		2		1		–		–		–
213		112,703		386		11,001		2,411		70
214		61,182		66,382		–		–		15,293
–		8,400		12		2,635		4,534		12
3		158		30		44		17		7
106		–		–		–		–		–
1		5		2		1		1		1
22,872		5,507,559		543,308		1,366,459		467,888		103,951

104		–		–		–		–		–
–		127,941		130,026		14,750		–		25,279
–		9,600		92,511		–		2,500		17,116
40		3,275		1,030		6,000		577		9
–		5,323		24		166		79		6

4		670		43		38		13		8
1		153		9		38		13		2
4		24		4		10		4		3
3		89		4		–		–		1
–		102		6		25		9		1
4		16		5		1		1		4
17		98		31		16		15		17
177		147,291		223,693		21,044		3,211		42,446
$22,695		$5,360,268		$319,615		$1,345,415		$464,677		$61,505

$21,550		$5,375,751		$314,899		$1,342,643		$461,941		$60,835
(593)		(444)		–		–		(15)		202
18		(130,452)		3,898		(447)		279		241
1,720		115,413		818		3,219		2,472		227
$22,695		$5,360,268		$319,615		$1,345,415		$464,677		$61,505
2,047		733,321		31,548		132,817		45,655		6,171
$11.09		$7.31		$10.13		$10.13		$10.18		$9.97

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amount in thousands	BOND INDEX FUND		FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$66,166		$44,186
Dividend income	44	(1)	50	(1)
Total Investment Income	66,210		44,236
EXPENSES :
Investment advisory fees	3,240		9,536
Administration fees	3,240		2,048
Custody fees	248		171
Accounting fees	236		157
Transfer agent fees	2,160		1,365
Registration fees	28		30
Printing fees	38		36
Professional fees	51		35
Shareholder servicing fees	188		23
Trustee fees and expenses	24		16
Other	34		22
Total Expenses	9,487		13,439
Less expenses reimbursed by investment adviser	(4,855)		(3,203)
Net Expenses	4,632		10,236
Net Investment Income	61,578		34,000
NET REALIZED AND UNREALIZED GAINS (LOSSES) :
Net realized gains (losses) on:
Investments	18,942		47,422
Futures contracts	–		–
Foreign currency transactions	–		–
Net change in unrealized appreciation (depreciation) on:
Investments	70,017		11,312
Foreign currency exchange contracts	–		–
Translation of other assets and liabilities denominated in foreign currencies	–		–
Net Gains (Losses)	88,959		58,734
Net Increase in Net Assets Resulting from Operations	$150,537		$92,734

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $44, $50, $63, $1 and $3, respectively.
(2)	Amounts include dividend income from the U.S. Government Portfolio of the Northern Institutional Funds of $26 and $2, respectively.
(3)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $2.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2012

GLOBAL FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$688	$367,075	$6,779	$12,146		$5,879		$862
–	4,377 (1)	26 (2)	3	(1)(3)	3	(1)	2	(2)
688	371,452	6,805	12,149		5,882		864

253	29,999	5,160	1,521		641		480
45	6,821	1,106	1,521		641		103
62	489	96	115		55		30
25	475	94	121		63		27
30	4,547	737	1,014		427		69
21	50	27	27		24		22
17	85	28	13		13		17
17	105	35	17		17		17
15	480	20	–		–		3
8	48	16	8		8		8
12	59	22	13		12		12
505	43,158	7,341	4,370		1,901		788
(183)	(5,445)	(1,508)	(1,851)		(840)		(263)
322	37,713	5,833	2,519		1,061		525
366	333,739	972	9,630		4,821		339

1,336	39,344	27,600	101		667		3,300
–	–	(385)	–		–		24
(161)	79	–	–		–		–

(151)	(78,513)	1,261	2,878		1,201		85
78	–	–	–		–		–
(10)	10	–	–		–		–
1,092	(39,080)	28,476	2,979		1,868		3,409
$1,458	$294,659	$29,448	$12,609		$6,689		$3,748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		FIXED INCOME FUND		GLOBAL FIXED INCOME FUND
Amounts in thousands	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income	$61,578	$60,758	$34,000	$31,109	$366	$541
Net realized gains	18,942	14,605	47,422	22,972	1,175	2,176
Net change in unrealized appreciation (depreciation)	70,017	12,549	11,312	(2,378)	(83)	(122)
Net Increase in Net Assets Resulting from Operations	150,537	87,912	92,734	51,703	1,458	2,595
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	458,782	125,434	511,497	44,351	(11,574)	(21,350)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	458,782	125,434	511,497	44,351	(11,574)	(21,350)
DISTRIBUTIONS PAID:
From net investment income	(63,750)	(62,720)	(35,783)	(31,755)	(682)	(1,700)
From net realized gains	(15,281)	(13,481)	(22,009)	(32,611)	(510)	(936)
Total Distributions Paid	(79,031)	(76,201)	(57,792)	(64,366)	(1,192)	(2,636)
Total Increase (Decrease) in Net Assets	530,288	137,145	546,439	31,688	(11,308)	(21,391)
NET ASSETS:
Beginning of year	1,960,060	1,822,915	1,112,234	1,080,546	34,003	55,394
End of year	$2,490,348	$1,960,060	$1,658,673	$1,112,234	$22,695	$34,003
Accumulated Undistributed Net Investment Income (Loss)	$13	$8	$(10)	$(630)	$(593)	$(1,124)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

$333,739	$269,241	$972	$3,000	$9,630	$5,249	$4,821	$3,065	$339	$862
39,423	136,137	27,215	15,829	101	986	667	317	3,324	2,571
(78,503)	49,892	1,261	(1,124)	2,878	(258)	1,201	694	85	(207)
294,659	455,270	29,448	17,705	12,609	5,977	6,689	4,076	3,748	3,226

1,276,737	975,921	(744,120)	269,111	647,140	367,622	92,108	197,347	(14,022)	(22,973)
1,276,737	975,921	(744,120)	269,111	647,140	367,622	92,108	197,347	(14,022)	(22,973)

(333,720)	(269,243)	(1,749)	(4,029)	(9,630)	(5,249)	(4,826)	(3,075)	(439)	(1,000)
–	–	(16,729)	(24,414)	(1,224)	(493)	(705)	(136)	(1,823)	(3,610)
(333,720)	(269,243)	(18,478)	(28,443)	(10,854)	(5,742)	(5,531)	(3,211)	(2,262)	(4,610)
1,237,676	1,161,948	(733,150)	258,373	648,895	367,857	93,266	198,212	(12,536)	(24,357)

4,122,592	2,960,644	1,052,765	794,392	696,520	328,663	371,411	173,199	74,041	98,398
$5,360,268	$4,122,592	$319,615	$1,052,765	$1,345,415	$696,520	$464,677	$371,411	$61,505	$74,041
$(444)	$(542)	$–	$–	$–	$–	$(15)	$(10)	$202	$203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.46		$10.39		$10.14	$10.24	$9.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.34		0.36	0.42	0.47
Net realized and unrealized gains (losses)	0.48		0.15		0.28	(0.10)	0.30
Total from Investment Operations	0.79		0.49		0.64	0.32	0.77
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.35)		(0.37)	(0.42)	(0.47)
From net realized gains	(0.07)		(0.07)		(0.02)	–	–
Total Distributions Paid	(0.39)		(0.42)		(0.39)	(0.42)	(0.47)
Net Asset Value, End of Year	$10.86		$10.46		$10.39	$10.14	$10.24
Total Return(1)	7.65%		4.73%		6.33%	3.24%	7.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,490,348		$1,960,060		$1,822,915	$1,293,254	$713,074
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.21	%(2)	0.23	%(2)	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.44%		0.44%		0.43%	0.44%	0.45%
Net investment income, net of reimbursements and credits	2.86	%(2)	3.14	%(2)	3.50%	4.16%	4.68%
Net investment income, before reimbursements and credits	2.63%		2.93%		3.32%	3.97%	4.48%
Portfolio Turnover Rate	129.27%		121.58%		123.18%	93.94%	121.04%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affliliated money market funds of approximately $169,000 and $479,000, which represents 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.14		$10.25		$9.77	$9.84	$9.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27		0.30		0.35	0.33	0.43
Net realized and unrealized gains (losses)	0.47		0.20		0.48	(0.07)	(0.02)
Total from Investment Operations	0.74		0.50		0.83	0.26	0.41
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.28)		(0.30)		(0.35)	(0.33)	(0.44)
From net realized gains	(0.14)		(0.31)		–	–	–
Total Distributions Paid	(0.42)		(0.61)		(0.35)	(0.33)	(0.44)
Net Asset Value, End of Year	$10.46		$10.14		$10.25	$9.77	$9.84
Total Return(2)	7.48%		4.82%		8.78%	2.68%	4.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,658,673		$1,112,234		$1,080,546	$963,436	$1,101,479
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.75	%(3)	0.85	%(3)	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	0.98%		0.99%		0.99%	0.99%	0.99%
Net investment income, net of reimbursements and credits	2.49	%(3)	2.83	%(3)	3.46%	3.44%	4.38%
Net investment income, before reimbursements and credits	2.26%		2.69%		3.37%	3.35%	4.29%
Portfolio Turnover Rate	699.97%		658.14%		616.19%	613.60%	774.54%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $184,000 and $551,000, which represents 0.01 and 0.05 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL FIXED INCOME FUND
Selected per share data	2012(1)		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$11.12		$11.34		$11.25	$12.22	$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.24		0.02	0.12	0.36
Net realized and unrealized gains (losses)	0.32		0.41		0.38	(0.49)	1.54
Total from Investment Operations	0.46		0.65		0.40	(0.37)	1.90
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.28)		(0.56)		(0.19)	(0.60)	(0.33)
From net realized gains	(0.21)		(0.31)		(0.12)	–	–
Total Distributions Paid	(0.49)		(0.87)		(0.31)	(0.60)	(0.33)
Net Asset Value, End of Year	$11.09		$11.12		$11.34	$11.25	$12.22
Total Return(3)	4.07%		5.90%		3.47%	(3.27)%	18.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$22,695		$34,003		$55,394	$80,261	$69,910
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.08	%(4)	1.15	%(4)	1.15%	1.15%	1.15%
Expenses, before reimbursements and credits	1.69%		1.58%		1.41%	1.39%	1.56%
Net investment income, net of reimbursements and credits	1.23	%(4)	1.32	%(4)	1.55%	1.90%	2.48%
Net investment income, before reimbursements and credits	0.62%		0.89%		1.29%	1.66%	2.07%
Portfolio Turnover Rate	47.59%		62.09%		83.07%	96.46%	51.42%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $3,000, which represents less than 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$7.45		$7.08		$5.89	$7.29	$8.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53		0.56		0.61	0.55	0.58
Net realized and unrealized gains (losses)	(0.14)		0.37		1.19	(1.39)	(0.95)
Total from Investment Operations	0.39		0.93		1.80	(0.84)	(0.37)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.53)		(0.56)		(0.61)	(0.56)	(0.58)
Total Distributions Paid	(0.53)		(0.56)		(0.61)	(0.56)	(0.58)
Net Asset Value, End of Year	$7.31		$7.45		$7.08	$5.89	$7.29
Total Return(2)	5.60%		13.71%		31.76%	(11.88)%	(4.64)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,360,268		$4,122,592		$2,960,644	$1,419,454	$1,722,857
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.83	%(3)	0.86	%(3)	0.89%	0.90%	0.90	%(4)
Expenses, before reimbursements and credits	0.95%		0.96%		0.99%	1.01%	1.01%
Net investment income, net of reimbursements and credits	7.33	%(3)	7.75	%(3)	9.12%	8.41%	7.47%
Net investment income, before reimbursements and credits	7.21%		7.65%		9.02%	8.30%	7.36%
Portfolio Turnover Rate	88.10%		114.25%		176.39%	96.79%	68.47%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $99,000 and $335,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $94,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2008. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2012		2011		2010	2009		2008
Net Asset Value, Beginning of Year	$10.31		$10.37		$10.62	$10.37		$9.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.06		0.09	0.16		0.35
Net realized and unrealized gains	0.28		0.18		0.08	0.34		0.38
Total from Investment Operations	0.29		0.24		0.17	0.50		0.73
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.10)	(0.16)		(0.35)
From net realized gains	(0.45)		(0.25)		(0.32)	(0.09)		–
Total Distributions Paid	(0.47)		(0.30)		(0.42)	(0.25)		(0.35)
Net Asset Value, End of Year	$10.13		$10.31		$10.37	$10.62		$10.37
Total Return(1)	2.85%		2.30%		1.37%	4.89%		7.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$319,615		$1,052,765		$794,392	$557,526		$409,888
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.79	%(2)	0.83	%(2)	0.90%	0.90	%(3)	0.90%
Expenses, before reimbursements and credits	0.99%		0.99%		0.99%	1.00%		1.02%
Net investment income, net of reimbursements and credits	0.14	%(2)	0.32	%(2)	0.87%	1.50%		3.14%
Net investment income (loss), before reimbursements and credits	(0.06)%		0.16%		0.78%	1.40%		3.02%
Portfolio Turnover Rate	1,331.05%		1,061.57%		1,393.08%	1,169.80%		1,939.44%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $297,000 and $652,000, which represents 0.04 and 0.07 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $29,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2012		2011		2010(1)
Net Asset Value, Beginning of Period	$10.12		$10.10		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.10		0.07
Net realized and unrealized gains	0.02		0.03		0.10
Total from Investment Operations	0.12		0.13		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.10)		(0.07)
From net realized gains	(0.01)		(0.01)		–	(2)
Total Distributions Paid	(0.11)		(0.11)		(0.07)
Net Asset Value, End of Period	$10.13		$10.12		$10.10
Total Return(3)	1.18%		1.26%		1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,345,415		$696,520		$328,663
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.25	%(5)	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.43%		0.44%		0.50%
Net investment income, net of reimbursements and credits	0.95	%(5)	1.01	%(5)	0.84	%(7)
Net investment income, before reimbursements and credits	0.77%		0.81%		0.59	%(7)
Portfolio Turnover Rate	116.89%		40.44%		32.98%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000 and $28,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $20,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2012		2011		2010(1)
Net Asset Value, Beginning of Period	$10.15		$10.11		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.10		0.08
Net realized and unrealized gains	0.05		0.04		0.11
Total from Investment Operations	0.17		0.14		0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)		(0.10)		(0.08)
From net realized gains	(0.02)		–	(2)	–
Total Distributions Paid	(0.14)		(0.10)		(0.08)
Net Asset Value, End of Period	$10.18		$10.15		$10.11
Total Return(3)	1.59%		1.47%		1.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$464,677		$371,411		$173,199
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.25	%(5)	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.44%		0.46%		0.55%
Net investment income, net of reimbursements and credits	1.12	%(5)	1.04	%(5)	1.02	%(7)
Net investment income, before reimbursements and credits	0.93%		0.82%		0.72	%(7)
Portfolio Turnover Rate	45.97%		52.01%		26.61%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000 and $22,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $11,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$9.77		$10.03		$10.65	$10.26	$9.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.11		0.17	0.20	0.38
Net realized and unrealized gains (losses)	0.49		0.22		(0.14)	0.43	0.44
Total from Investment Operations	0.54		0.33		0.03	0.63	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.12)		(0.17)	(0.21)	(0.37)
From net realized gains	(0.28)		(0.47)		(0.48)	(0.03)	–
Total Distributions Paid	(0.34)		(0.59)		(0.65)	(0.24)	(0.37)
Net Asset Value, End of Year	$9.97		$9.77		$10.03	$10.65	$10.26
Total Return(1)	5.51%		3.31%		0.82%	6.26%	8.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$61,505		$74,041		$98,398	$144,338	$127,215
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.76	%(2)	0.85	%(2)	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	1.14%		1.13%		1.09%	1.07%	1.07%
Net investment income, net of reimbursements and credits	0.50	%(2)	1.00	%(2)	1.55%	1.98%	3.79%
Net investment income, before reimbursements and credits	0.12%		0.72%		1.36%	1.81%	3.62%
Portfolio Turnover Rate	1,609.59%		982.00%		1,271.78%	1,055.57%	1,788.89%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000 and $41,000, which represents 0.02 and 0.05 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2%

Automobile – 0.0%

Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, 8/17/15	$100	$102

Ally Auto Receivables Trust, Series 2011-5, Class A3, 0.99%, 11/15/15	50	50

Ally Auto Receivables Trust, Series 2011-5, Class A4, 1.32%, 7/15/16	50	50

Ally Auto Receivables Trust, Series 2012-1, Class A3, 0.93%, 2/16/16	100	100

Ally Auto Receivables Trust, Series 2012-2, Class A3, 0.74%, 4/15/16	150	150

AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A3, 1.23%, 9/8/16	100	100

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class B, 1.65%, 11/8/13	50	50

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class C, 2.00%, 1/8/14	50	50

Ford Credit Auto Owner Trust, Series 2011-A, Class A4, 1.65%, 5/15/16	65	66

Ford Credit Auto Owner Trust, Series 2012-A, Class A3, 0.84%, 8/15/16	175	176

Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	125	125

Honda Auto Receivables Owner Trust, Series 2010-3, Class A4, 0.94%, 12/21/16	75	75

Nissan Auto Receivables Owner Trust, Series 2010-A, Class A4, 1.31%, 9/15/16	150	152

Nissan Auto Receivables Owner Trust, Series 2011-B, Class A3, 0.96%, 2/16/16	50	50
Nissan Auto Receivables Owner Trust, Series 2011-B, Class A4, 1.24%, 1/16/18	50	50
		1,346

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 2.0%

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.88%, 7/10/42	$350	$374

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AJ, 5.19%, 9/10/47	325	331

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.73%, 5/10/45	200	227

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	805	908

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class AM, 5.68%, 7/10/46	400	425

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-6, Class AM, 5.39%, 10/10/45	500	490

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 1/15/49	450	506

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.20%, 2/10/51	500	583

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3, 5.47%, 6/11/41	500	537

Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A6, 4.75%, 2/13/46	100	108

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	500	544

Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/41	660	746

Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4, 5.20%, 12/11/38	500	562

Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.54%, 10/12/41	250	284

Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.70%, 6/11/50	250	285

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45	500	566

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 2.0% – continued

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4, 5.74%, 9/11/42	$1,050	$1,213

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	269

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	200	208

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.73%, 3/15/49	240	272

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AJ, 5.73%, 3/15/49	200	179

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	500	566

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.70%, 12/10/49	150	156

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	700	790

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	500	574

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.00%, 12/10/49	130	147

Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4, 4.72%, 3/10/39	496	522

Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A, 5.12%, 6/10/44	1,000	1,102

Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class A4, 5.31%, 12/10/46	500	559

Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class A4, 3.29%, 12/10/44	100	100

Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C5, Class A4, 4.90%, 12/15/36	800	835
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 2.0% – continued

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 2/15/38	$1,000	$1,089

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, 8/15/38	600	662

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ, 5.23%, 12/15/40	390	384

Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.42%, 2/15/39	500	560

Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 9/15/39	500	551

Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3, 5.31%, 12/15/39	500	551

Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A2, 5.79%, 9/15/39	726	727

CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	250	274

DBUBS Mortgage Trust, Series 2011-LC3A, Class A2, 3.64%, 8/10/44	175	187

GE Capital Commercial Mortgage Corp., Series 2005-C2, Class A4, 4.98%, 5/10/43	200	218

GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	300	326

Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.32%, 6/10/36	500	533

Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.80%, 8/10/42	500	541

Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.88%, 7/10/38	275	312

Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	400	442

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 2.0% – continued

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 3/10/39	$400	$440

GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, 8/10/38	250	270

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 7/10/39	200	217

GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.55%, 4/10/38	300	332

GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.79%, 8/10/45	525	583

GS Mortgage Securities Corp. II, Series 2011-GC5, Class A2, 3.00%, 8/10/44	125	130

GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4, 3.71%, 8/10/44	150	156

GS Mortgage Securities Corp. II, Series 2012-GC6, Class A3, 3.48%, 1/10/45	200	205

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A1, 4.28%, 1/12/37	2	2

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4, 5.28%, 1/12/43	500	546

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4, 4.74%, 7/15/42	300	325

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class AJ, 5.33%, 12/15/44	370	379

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, 5/15/47	500	548

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.44%, 6/12/47	600	667

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities –2.0% – continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.73%, 2/12/49	$700	$788

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.82%, 6/15/49	1,063	1,165

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4, 5.88%, 2/15/51	215	241

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 1/15/49	500	554

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C5, Class A3, 4.17%, 8/15/46	200	215

LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.57%, 1/15/31	540	568

LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/15/36	520	547

LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5, 5.15%, 4/15/30	1,000	1,100

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class AM, 5.71%, 3/15/39	185	196

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	800	903

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	500	560

LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40	500	553

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.14%, 4/15/41	500	584

Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A2, 4.17%, 8/12/39	44	44

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 2.0% – continued

Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2, 4.56%, 6/12/43	$48	$49

Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.84%, 6/12/50	650	729

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51	150	162

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.97%, 8/12/49	500	553

Morgan Stanley Capital I, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	500	528

Morgan Stanley Capital I, Series 2004-HQ4, Class A7, 4.97%, 4/14/40	1,400	1,488

Morgan Stanley Capital I, Series 2004-T13, Class A4, 4.66%, 9/13/45	500	525

Morgan Stanley Capital I, Series 2005-HQ5, Class A4, 5.17%, 1/14/42	500	543

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.20%, 11/14/42	520	577

Morgan Stanley Capital I, Series 2006-IQ11, Class A4, 5.73%, 10/15/42	500	562

Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	505	568

Morgan Stanley Capital I, Series 2006-T21, Class A4, 5.16%, 10/12/52	500	553

Morgan Stanley Capital I, Series 2006-T23, Class A4, 5.81%, 8/12/41	500	572

Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.88%, 6/11/49	300	338

Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.64%, 6/11/42	500	575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities –2.0% – continued

Morgan Stanley Capital I, Series 2011-C3, Class A2, 3.22%, 7/15/49	$400	$423

Morgan Stanley Capital I, Series 2012-C4, Class A4, 3.24%, 3/15/45	150	149

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	150	154

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4, 4.80%, 10/15/41	1,000	1,072

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.27%, 12/15/44	500	557

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM, 5.32%, 12/15/44	250	264

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.42%, 1/15/45	200	222

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.47%, 1/15/45	500	530

Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AM, 5.61%, 3/15/45	125	133

Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, 5.97%, 6/15/45	450	495

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	500	555

Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4, 5.51%, 4/15/47	250	271

Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.74%, 6/15/49	200	217
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45(1)	175	178
		48,685

Credit Card – 0.1%

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	185	216

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Credit Card – 0.1% – continued

Citibank Credit Card Issuance Trust, Series 2003-A10, Class A10, 4.75%, 12/10/15	$130	$139

Citibank Credit Card Issuance Trust, Series 2003-C4, Class C4, 5.00%, 6/10/15	225	235

Citibank Credit Card Issuance Trust, Series 2004-A8, Class A8, 4.90%, 12/12/16	350	388

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9, 5.10%, 11/20/17	170	195

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	100	129

Citibank Credit Card Issuance Trust, Series 2009-A4, Class A4, 4.90%, 6/23/16	500	546

Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	358

Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	200	199
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.45%, 8/15/16	120	128
		2,533

Utilities – 0.1%

AEP Texas Central Transition Funding LLC, Series 2012-1, Class A3, 2.84%, 3/1/26	200	197

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A2, 3.46%, 8/15/19	500	542

CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	500	562

CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A1, 0.90%, 4/15/18	125	125

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Utilities – 0.1% – continued
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	$100	$113
		1,539
Total Asset-Backed Securities
(Cost $48,839)		54,103

CORPORATE BONDS – 16.2%

Advertising – 0.0%
Omnicom Group, Inc., 4.45%, 8/15/20	300	323

Aerospace/Defense – 0.3%

Boeing (The) Co., 3.75%, 11/20/16	400	440

6.13%, 2/15/33	135	168

6.63%, 2/15/38	100	133

5.88%, 2/15/40	75	94

General Dynamics Corp., 4.25%, 5/15/13	235	245

5.38%, 8/15/15	150	172

2.25%, 7/15/16	150	155

3.88%, 7/15/21	250	270

Goodrich Corp., 3.60%, 2/1/21	250	261

L-3 Communications Corp., 3.95%, 11/15/16	150	158

5.20%, 10/15/19	250	267

4.95%, 2/15/21	40	42

Lockheed Martin Corp., 7.65%, 5/1/16	100	122

2.13%, 9/15/16	65	66

4.25%, 11/15/19	500	542

8.50%, 12/1/29	75	104

6.15%, 9/1/36	275	330

Northrop Grumman Corp., 1.85%, 11/15/15	200	202

5.05%, 8/1/19	170	189

5.05%, 11/15/40	250	262

Raytheon Co., 1.40%, 12/15/14	55	56

1.63%, 10/15/15	350	356

4.40%, 2/15/20	510	563

4.70%, 12/15/41	100	103

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Aerospace/Defense – 0.3% – continued

United Technologies Corp., 4.88%, 5/1/15	$275	$307

5.38%, 12/15/17	390	467

4.50%, 4/15/20	450	514

6.05%, 6/1/36	100	125

6.13%, 7/15/38	175	219
		6,932

Agriculture – 0.3%

Altria Group, Inc., 9.70%, 11/10/18	950	1,291

9.25%, 8/6/19	250	336

4.75%, 5/5/21	725	779

9.95%, 11/10/38	150	228

10.20%, 2/6/39	100	155

Archer-Daniels-Midland Co., 5.45%, 3/15/18	325	387

4.48%, 3/1/21	150	169

5.38%, 9/15/35	175	197

6.45%, 1/15/38	50	62

5.77%, 3/1/41	130	157

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	100	106

4.10%, 3/15/16	140	146

8.50%, 6/15/19	60	73

Philip Morris International, Inc., 4.88%, 5/16/13	90	94

2.50%, 5/16/16	100	104

1.63%, 3/20/17	500	498

5.65%, 5/16/18	625	745

4.50%, 3/26/20	250	280

4.13%, 5/17/21	250	271

2.90%, 11/15/21	300	296

6.38%, 5/16/38	280	348
Reynolds American, Inc., 7.63%, 6/1/16	150	180
		6,902

Airlines – 0.0%
Continental Airlines, Series 2009-2, Class A, Pass Through Trust, 7.25%, 11/10/19	348	389

Apparel – 0.0%
VF Corp., 3.50%, 9/1/21	150	154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Apparel – 0.0% – continued

6.00%, 10/15/33	$100	$115

6.45%, 11/1/37	30	37
		306

Auto Manufacturers – 0.1%

Daimler Finance N.A. LLC, 6.50%, 11/15/13	850	925

8.50%, 1/18/31	175	255
		1,180

Auto Parts & Equipment – 0.0%

Johnson Controls, Inc., 2.60%, 12/1/16	75	77

5.00%, 3/30/20	155	175

5.70%, 3/1/41	250	280
		532

Banks – 3.0%

American Express Bank FSB, 5.50%, 4/16/13	350	366

Bank of America Corp., 4.90%, 5/1/13	350	360

7.38%, 5/15/14	1,000	1,086

5.38%, 6/15/14	50	52

5.13%, 11/15/14	400	418

4.50%, 4/1/15	65	67

4.75%, 8/1/15	325	341

3.63%, 3/17/16	185	185

6.50%, 8/1/16	1,000	1,100

5.75%, 8/15/16	100	104

5.63%, 10/14/16	200	213

3.88%, 3/22/17	150	151

6.00%, 9/1/17	250	272

5.75%, 12/1/17	865	928

5.65%, 5/1/18	450	480

7.63%, 6/1/19	540	623

5.88%, 1/5/21	440	465

5.00%, 5/13/21	400	401

5.70%, 1/24/22	1,665	1,763

5.88%, 2/7/42	250	249

Bank of America N.A., 5.30%, 3/15/17	1,075	1,122

6.00%, 10/15/36	250	247

Bank of New York Mellon (The) Corp., 4.50%, 4/1/13	120	125

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Banks – 3.0% – continued

4.30%, 5/15/14	$200	$214

2.95%, 6/18/15	200	211

2.30%, 7/28/16	150	154

5.50%, 12/1/17	100	114

5.45%, 5/15/19	75	87

3.55%, 9/23/21	955	978

Bank One Corp., 7.75%, 7/15/25	54	64

BB&T Capital Trust II, 6.75%, 6/7/36	75	76

BB&T Corp., 2.05%, 4/28/14	250	255

5.20%, 12/23/15	600	666

3.95%, 4/29/16	250	271

2.15%, 3/22/17	250	249

Capital One Financial Corp., 7.38%, 5/23/14	775	858

2.15%, 3/23/15	180	180

5.50%, 6/1/15	250	273

3.15%, 7/15/16	195	200

Citigroup, Inc., 5.50%, 4/11/13	1,000	1,038

6.50%, 8/19/13	100	106

5.13%, 5/5/14	200	211

6.38%, 8/12/14	500	543

5.00%, 9/15/14	1,300	1,346

2.65%, 3/2/15	150	150

5.30%, 1/7/16	800	858

3.95%, 6/15/16	1,000	1,028

4.45%, 1/10/17	250	262

5.50%, 2/15/17	225	236

6.00%, 8/15/17	100	111

6.13%, 11/21/17	1,075	1,200

6.13%, 5/15/18	350	392

8.50%, 5/22/19	1,500	1,849

4.50%, 1/14/22	670	673

6.63%, 6/15/32	100	103

6.00%, 10/31/33	350	335

6.88%, 3/5/38	900	1,039

8.13%, 7/15/39	360	467

5.88%, 1/30/42	30	31

Fifth Third Bancorp, 6.25%, 5/1/13	100	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Banks – 3.0% – continued

5.45%, 1/15/17	$75	$83

3.50%, 3/15/22	200	195

8.25%, 3/1/38	275	365

Goldman Sachs Group (The), Inc., 4.75%, 7/15/13	350	362

5.25%, 10/15/13	150	157

6.00%, 5/1/14	650	697

5.50%, 11/15/14	150	161

5.13%, 1/15/15	500	532

5.35%, 1/15/16	1,100	1,167

3.63%, 2/7/16	220	220

5.75%, 10/1/16	250	271

5.63%, 1/15/17	300	315

6.25%, 9/1/17	1,300	1,425

5.95%, 1/18/18	835	899

6.15%, 4/1/18	815	879

5.38%, 3/15/20	1,295	1,316

5.25%, 7/27/21	540	535

5.75%, 1/24/22	750	772

5.95%, 1/15/27	150	150

6.75%, 10/1/37	1,165	1,138

6.25%, 2/1/41	300	296

HSBC Bank USA N.A., 4.63%, 4/1/14	425	447

4.88%, 8/24/20	300	307

7.00%, 1/15/39	350	409

HSBC USA, Inc., 2.38%, 2/13/15	150	151

JPMorgan Chase & Co., 4.75%, 5/1/13	275	286

5.13%, 9/15/14	1,100	1,179

5.25%, 5/1/15	350	380

5.15%, 10/1/15	1,050	1,142

3.15%, 7/5/16	685	706

6.13%, 6/27/17	100	114

6.00%, 1/15/18	1,610	1,862

6.30%, 4/23/19	500	578

4.95%, 3/25/20	375	404

4.40%, 7/22/20	300	311

4.63%, 5/10/21	250	261

4.35%, 8/15/21	615	628

4.50%, 1/24/22	750	780

6.40%, 5/15/38	554	659

5.60%, 7/15/41	300	328

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Banks – 3.0% – continued

5.40%, 1/6/42	$100	$106

JPMorgan Chase Bank N.A., 5.88%, 6/13/16	200	221

6.00%, 10/1/17	650	744

KeyBank N.A., 5.80%, 7/1/14	250	271

5.45%, 3/3/16	100	110

KeyCorp, 3.75%, 8/13/15	250	264

5.10%, 3/24/21	25	28

M&I Marshall & Ilsley Bank, 4.85%, 6/16/15	130	140

Manufacturers & Traders Trust Co., 6.63%, 12/4/17	250	287

Mellon Funding Corp., 5.00%, 12/1/14	100	109

Morgan Stanley, 4.75%, 4/1/14	1,300	1,321

4.20%, 11/20/14	280	282

4.10%, 1/26/15	500	502

6.00%, 4/28/15	2,025	2,120

5.38%, 10/15/15	200	207

3.80%, 4/29/16	350	341

5.45%, 1/9/17	325	332

4.75%, 3/22/17	250	250

6.25%, 8/28/17	350	369

5.95%, 12/28/17	175	180

6.63%, 4/1/18	850	895

7.30%, 5/13/19	645	694

5.63%, 9/23/19	475	470

5.50%, 7/28/21	565	552

6.25%, 8/9/26	100	99

National City Corp., 4.90%, 1/15/15	200	219

PNC Bank N.A., 4.88%, 9/21/17	100	109

PNC Funding Corp., 4.25%, 9/21/15	250	273

2.70%, 9/19/16	60	62

6.70%, 6/10/19	600	730

4.38%, 8/11/20	500	543

3.30%, 3/8/22	150	148

State Street Corp., 4.30%, 5/30/14	345	370

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Banks – 3.0% – continued

SunTrust Bank, 7.25%, 3/15/18	$125	$143

SunTrust Banks, Inc., 3.60%, 4/15/16	100	103

U.S. Bancorp, 2.00%, 6/14/13	200	203

1.38%, 9/13/13	300	303

1.13%, 10/30/13	70	70

3.15%, 3/4/15	215	227

2.45%, 7/27/15	70	72

2.20%, 11/15/16	75	76

4.13%, 5/24/21	200	215

3.00%, 3/15/22	115	113

U.S. Bank N.A., 6.30%, 2/4/14	300	328

4.95%, 10/30/14	250	274

4.80%, 4/15/15	100	110

Wachovia Bank N.A., 5.85%, 2/1/37	250	274

6.60%, 1/15/38	300	358

Wachovia Corp., 5.50%, 5/1/13	525	551

4.88%, 2/15/14	250	264

5.25%, 8/1/14	150	161

5.63%, 10/15/16	550	613

5.75%, 6/15/17	350	403

5.75%, 2/1/18	600	698

Wells Fargo & Co., 4.95%, 10/16/13	700	738

4.63%, 4/15/14	415	439

5.00%, 11/15/14	100	107

1.25%, 2/13/15	500	498

3.63%, 4/15/15	250	266

5.13%, 9/15/16	475	523

2.63%, 12/15/16	250	256

5.63%, 12/11/17	445	516

4.60%, 4/1/21	500	536

3.50%, 3/8/22	750	738

5.38%, 2/7/35	125	133

Wells Fargo Bank N.A., 4.75%, 2/9/15	250	268
Wells Fargo Capital X, 5.95%, 12/15/36	100	101
		74,944

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Beverages – 0.4%

Anheuser-Busch Cos., Inc., 4.95%, 1/15/14	$175	$187

5.50%, 1/15/18	375	441

5.95%, 1/15/33	100	121

6.45%, 9/1/37	50	66

Anheuser-Busch InBev Worldwide, Inc., 1.50%, 7/14/14	85	86

4.13%, 1/15/15	500	542

2.88%, 2/15/16	75	79

5.38%, 1/15/20	450	529

8.20%, 1/15/39	1,000	1,517

Beam, Inc., 5.38%, 1/15/16	86	95

Bottling Group LLC, 5.50%, 4/1/16	675	781

Coca-Cola (The) Co., 0.75%, 3/13/15	150	150

1.80%, 9/1/16	65	66

1.65%, 3/14/18	125	124

3.15%, 11/15/20	1,115	1,165

3.30%, 9/1/21	250	260

Coca-Cola Enterprises, Inc., 1.13%, 11/12/13	250	251

Coca-Cola Refreshments USA, Inc., 7.38%, 3/3/14	125	141

Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	135	140

2.60%, 1/15/19	80	80

PepsiAmericas, Inc., 4.88%, 1/15/15	50	55

PepsiCo, Inc., 0.80%, 8/25/14	585	588

3.10%, 1/15/15	450	479

0.75%, 3/5/15	60	60

2.50%, 5/10/16	200	209

5.00%, 6/1/18	650	759

4.50%, 1/15/20	300	340

2.75%, 3/5/22	135	131

4.88%, 11/1/40	165	181

4.00%, 3/5/42	50	47
		9,670

Biotechnology – 0.2%

Amgen, Inc., 4.85%, 11/18/14	175	191

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Biotechnology – 0.2% – continued

2.30%, 6/15/16	$100	$102

2.50%, 11/15/16	250	257

5.85%, 6/1/17	375	441

4.50%, 3/15/20	165	180

3.88%, 11/15/21	250	256

6.38%, 6/1/37	100	115

6.40%, 2/1/39	100	116

5.75%, 3/15/40	500	541

5.15%, 11/15/41	500	502

5.65%, 6/15/42	100	107

Genentech, Inc., 4.75%, 7/15/15	150	167

Gilead Sciences, Inc., 3.05%, 12/1/16	100	105

5.65%, 12/1/41	330	352
Life Technologies Corp., 3.50%, 1/15/16	250	260
		3,692

Building Materials – 0.0%

CRH America, Inc., 6.00%, 9/30/16	100	109
Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	109
		218

Chemicals – 0.3%

Air Products & Chemicals, Inc., 2.00%, 8/2/16	145	148

Dow Chemical (The) Co., 7.60%, 5/15/14	1,000	1,132

5.70%, 5/15/18	100	116

4.13%, 11/15/21	200	206

7.38%, 11/1/29	100	129

9.40%, 5/15/39	300	461

5.25%, 11/15/41	400	413

E.I. Du Pont de Nemours & Co., 1.75%, 3/25/14	200	205

3.25%, 1/15/15	350	374

5.25%, 12/15/16	400	467

6.00%, 7/15/18	615	760

6.50%, 1/15/28	100	124

Ecolab, Inc., 3.00%, 12/8/16	175	182

5.50%, 12/8/41	105	114

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Chemicals – 0.3% – continued

Lubrizol Corp., 6.50%, 10/1/34	$50	$63

Monsanto Co., 2.75%, 4/15/16	50	52

5.13%, 4/15/18	240	281

5.50%, 8/15/25	50	60

Mosaic (The) Co., 4.88%, 11/15/41	100	100

PPG Industries, Inc., 1.90%, 1/15/16	50	50

6.65%, 3/15/18	220	267

7.70%, 3/15/38	50	68

Praxair, Inc., 3.95%, 6/1/13	275	285

4.50%, 8/15/19	400	453

4.05%, 3/15/21	100	111

2.45%, 2/15/22	250	240

Rohm & Haas Co., 6.00%, 9/15/17	250	288
Sherwin-Williams (The) Co., 3.13%, 12/15/14	300	318
		7,467

Commercial Services – 0.1%

Board of Trustees of The Leland Stanford Junior University, 4.75%, 5/1/19	200	233

George Washington University (The), 3.49%, 9/15/22	50	51

Massachusetts Institute of Technology, 5.60%, 7/1/11 (2)	190	241

Princeton University, 4.95%, 3/1/19	100	116

SAIC, Inc., 5.95%, 12/1/40	200	212

Trustees of Dartmouth College, 4.75%, 6/1/19	170	196

University of Pennsylvania, 4.67%, 9/1/12	100	98

Vanderbilt University, 5.25%, 4/1/19	100	118

Western Union (The) Co., 5.93%, 10/1/16	355	409

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Commercial Services – 0.1% – continued

6.20%, 11/17/36	$50	$53

6.20%, 6/21/40	70	72
		1,799

Computers – 0.4%

Dell, Inc., 2.30%, 9/10/15	350	362

5.65%, 4/15/18	180	210

5.88%, 6/15/19	100	119

6.50%, 4/15/38	50	59

Hewlett-Packard Co., 6.13%, 3/1/14	1,000	1,088

1.55%, 5/30/14	125	126

4.75%, 6/2/14	700	749

2.13%, 9/13/15	200	202

2.20%, 12/1/15	250	253

2.65%, 6/1/16	250	253

3.00%, 9/15/16	500	514

3.30%, 12/9/16	300	312

2.60%, 9/15/17	200	200

6.00%, 9/15/41	500	547

International Business Machines Corp., 1.00%, 8/5/13	550	554

1.25%, 5/12/14	100	101

1.95%, 7/22/16	500	513

1.25%, 2/6/17	250	248

5.70%, 9/14/17	1,450	1,746

8.38%, 11/1/19	50	70

2.90%, 11/1/21	200	203

6.50%, 1/15/28	100	130

5.60%, 11/30/39	275	336
		8,895

Cosmetics/Personal Care – 0.1%

Colgate-Palmolive Co., 1.30%, 1/15/17	250	250

Estee Lauder (The) Cos., Inc., 6.00%, 5/15/37	100	124

Procter & Gamble (The) Co., 4.85%, 12/15/15	1,208	1,382

1.45%, 8/15/16	50	50

4.70%, 2/15/19	200	233

2.30%, 2/6/22	215	208

5.80%, 8/15/34	100	127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Cosmetics/Personal Care – 0.1% – continued
5.55%, 3/5/37	$50	$63
		2,437

Diversified Financial Services – 1.3%
American Express Co., 4.88%, 7/15/13	675	707

6.15%, 8/28/17	800	940

7.00%, 3/19/18	300	368

8.13%, 5/20/19	550	719

8.15%, 3/19/38	170	251

American Express Credit Corp., 5.88%, 5/2/13	100	105

2.80%, 9/19/16	1,250	1,284

2.38%, 3/24/17	250	250

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	91

5.30%, 3/15/20	95	104

Bear Stearns (The) Cos. LLC, 5.30%, 10/30/15	850	938

5.55%, 1/22/17	50	55

6.40%, 10/2/17	150	175

7.25%, 2/1/18	535	645

BlackRock, Inc., 3.50%, 12/10/14	275	294

5.00%, 12/10/19	130	149

4.25%, 5/24/21	150	161

Boeing Capital Corp., 2.13%, 8/15/16	125	129

Caterpillar Financial Services Corp., 6.13%, 2/17/14	100	110

4.75%, 2/17/15	275	304

2.65%, 4/1/16	150	157

2.05%, 8/1/16	150	154

1.75%, 3/24/17	100	101

5.85%, 9/1/17	592	709

5.45%, 4/15/18	300	356

Charles Schwab (The) Corp., 4.95%, 6/1/14	120	130

4.45%, 7/22/20	250	268

Credit Suisse USA, Inc., 5.50%, 8/15/13	450	473

4.88%, 1/15/15	375	405

5.38%, 3/2/16	75	83

7.13%, 7/15/32	250	301

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Diversified Financial Services – 1.3% – continued
General Electric Capital Corp., 2.10%, 1/7/14	$300	$306

5.90%, 5/13/14	370	407

3.75%, 11/14/14	750	798

4.88%, 3/4/15	350	385

5.00%, 1/8/16	100	111

2.95%, 5/9/16	200	209

2.90%, 1/9/17	750	778

5.63%, 9/15/17	1,175	1,368

5.63%, 5/1/18	2,575	2,985

5.50%, 1/8/20	200	227

4.63%, 1/7/21	1,400	1,494

4.65%, 10/17/21	1,750	1,863

6.75%, 3/15/32	150	179

6.15%, 8/7/37	150	170

5.88%, 1/14/38	600	660

6.88%, 1/10/39	550	679

HSBC Finance Corp., 4.75%, 7/15/13	325	337

5.50%, 1/19/16	650	704

Jefferies Group, Inc., 8.50%, 7/15/19	50	56

John Deere Capital Corp., 2.95%, 3/9/15	350	371

2.25%, 6/7/16	250	259

1.85%, 9/15/16	200	202

2.00%, 1/13/17	115	117

1.40%, 3/15/17	250	248

5.75%, 9/10/18	200	243

3.15%, 10/15/21	250	254

JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	420	426

Merrill Lynch & Co., Inc., 6.15%, 4/25/13	705	734

5.45%, 7/15/14	330	345

6.40%, 8/28/17	200	218

6.88%, 4/25/18	505	561

6.88%, 11/15/18	275	306

6.11%, 1/29/37	150	143

7.75%, 5/14/38	175	191

National Rural Utilities Cooperative Finance Corp., 5.50%, 7/1/13	300	318

1.90%, 11/1/15	250	256

5.45%, 2/1/18	300	351

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Diversified Financial Services – 1.3% – continued
3.05%, 2/15/22	$35	$35

8.00%, 3/1/32	50	69

PACCAR Financial Corp., 1.60%, 3/15/17	90	89

SLM Corp., 5.00%, 10/1/13	650	665

Toyota Motor Credit Corp., 1.38%, 8/12/13	500	506

1.25%, 11/17/14	150	152

1.00%, 2/17/15	500	500

2.80%, 1/11/16	300	315

2.00%, 9/15/16	165	168

2.05%, 1/12/17	250	254

4.50%, 6/17/20	300	330
		33,258

Electric – 1.4%

Alabama Power Co., 6.13%, 5/15/38	50	63

4.10%, 1/15/42	75	72

American Electric Power Co., Inc., 5.25%, 6/1/15	300	327

Appalachian Power Co., 4.60%, 3/30/21	250	273

7.00%, 4/1/38	75	98

Arizona Public Service Co., 4.50%, 4/1/42	230	225

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	278

Carolina Power & Light Co., 5.13%, 9/15/13	540	575

3.00%, 9/15/21	150	151

CenterPoint Energy Houston Electric LLC, 7.00%, 3/1/14	200	222

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	250	278

Commonwealth Edison Co., 5.95%, 8/15/16	125	147

1.95%, 9/1/16	100	102

6.15%, 9/15/17	225	271

5.80%, 3/15/18	300	359

4.00%, 8/1/20	410	443

6.45%, 1/15/38	200	259

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	282

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electric – 1.4% – continued
5.30%, 3/1/35	$150	$170

5.85%, 3/15/36	100	121

6.20%, 6/15/36	200	254

6.75%, 4/1/38	100	135

5.50%, 12/1/39	85	100

Constellation Energy Group, Inc., 4.55%, 6/15/15	100	108

7.60%, 4/1/32	100	130

Consumers Energy Co., 5.50%, 8/15/16	125	143

6.13%, 3/15/19	200	241

Detroit Edison (The) Co., 5.60%, 6/15/18	125	149

5.70%, 10/1/37	50	60

Dominion Resources, Inc., 5.15%, 7/15/15	50	56

1.95%, 8/15/16	100	101

6.00%, 11/30/17	100	120

6.40%, 6/15/18	20	24

5.25%, 8/1/33	250	278

5.95%, 6/15/35	250	298

7.00%, 6/15/38	20	27

4.90%, 8/1/41	35	37

DTE Energy Co., 6.38%, 4/15/33	50	61

Duke Energy Carolinas LLC, 5.30%, 10/1/15	100	114

1.75%, 12/15/16	70	71

5.25%, 1/15/18	200	235

5.10%, 4/15/18	65	76

3.90%, 6/15/21	50	54

6.45%, 10/15/32	106	132

6.10%, 6/1/37	150	185

6.00%, 1/15/38	35	44

6.05%, 4/15/38	175	221

5.30%, 2/15/40	400	465

Duke Energy Corp., 6.25%, 6/15/18	100	121

Duke Energy Indiana, Inc., 5.00%, 9/15/13	350	369

6.45%, 4/1/39	250	328

4.20%, 3/15/42	100	98

Duke Energy Ohio, Inc., 2.10%, 6/15/13	245	249

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electric – 1.4% – continued
Entergy Corp., 4.70%, 1/15/17	$125	$130

Entergy Louisiana LLC, 1.88%, 12/15/14	85	86

6.50%, 9/1/18	100	119

5.40%, 11/1/24	150	174

Entergy Texas, Inc., 7.13%, 2/1/19	250	298

Exelon Corp., 5.63%, 6/15/35	75	81

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	250

FirstEnergy Corp., 7.38%, 11/15/31	250	308

FirstEnergy Solutions Corp., 6.80%, 8/15/39	380	424

Florida Power & Light Co., 5.55%, 11/1/17	225	271

5.65%, 2/1/37	350	422

5.95%, 2/1/38	150	189

5.69%, 3/1/40	400	490

4.13%, 2/1/42	250	245

Florida Power Corp., 5.80%, 9/15/17	50	60

5.65%, 6/15/18	225	269

3.10%, 8/15/21	25	25

6.35%, 9/15/37	50	64

6.40%, 6/15/38	285	371

Georgia Power Co., 4.25%, 12/1/19	500	547

4.30%, 3/15/42	60	59

Kansas City Power & Light Co., 5.30%, 10/1/41	50	53

Metropolitan Edison Co., 4.88%, 4/1/14	200	212

MidAmerican Energy Co., 5.30%, 3/15/18	500	584

MidAmerican Energy Holdings Co., 6.13%, 4/1/36	600	713

6.50%, 9/15/37	200	250

Midamerican Funding LLC, 6.93%, 3/1/29	50	61

National Fuel Gas Co., 4.90%, 12/1/21	150	155
.

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electric – 1.4% – continued

Nevada Power Co., 6.65%, 4/1/36	$100	$128

5.45%, 5/15/41	35	40

NextEra Energy Capital Holdings, Inc., 5.35%, 6/15/13	75	79

6.65%, 6/15/67	25	26

Nisource Finance Corp., 5.25%, 9/15/17	450	500

5.45%, 9/15/20	200	221

4.45%, 12/1/21	165	172

5.95%, 6/15/41	100	109

Northern States Power Co., 5.25%, 3/1/18	125	147

6.25%, 6/1/36	100	131

5.35%, 11/1/39	65	77

NSTAR Electric Co., 4.88%, 4/15/14	200	216

Oglethorpe Power Corp., 5.38%, 11/1/40	150	169

Ohio Power Co., 6.60%, 2/15/33	100	122

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	272

7.25%, 1/15/33	200	247

7.50%, 9/1/38	145	190

Pacific Gas & Electric Co., 4.80%, 3/1/14	225	242

5.63%, 11/30/17	660	785

4.25%, 5/15/21	150	163

3.25%, 9/15/21	45	46

6.05%, 3/1/34	450	547

5.80%, 3/1/37	100	119

5.40%, 1/15/40	160	182

PacifiCorp, 3.85%, 6/15/21	600	640

2.95%, 2/1/22	100	99

6.25%, 10/15/37	275	350

6.00%, 1/15/39	60	74

Peco Energy Co., 5.35%, 3/1/18	25	29

Pennsylvania Electric Co., 6.05%, 9/1/17	300	342

PPL Electric Utilities Corp., 3.00%, 9/15/21	250	251

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electric – 1.4% – continued
6.25%, 5/15/39	$275	$358

5.20%, 7/15/41	35	40

PPL Energy Supply LLC, 5.40%, 8/15/14	250	270

6.50%, 5/1/18	100	116

Progress Energy, Inc., 3.15%, 4/1/22	160	156

7.75%, 3/1/31	50	68

6.00%, 12/1/39	450	537

PSEG Power LLC, 2.50%, 4/15/13	100	102

5.50%, 12/1/15	175	196

2.75%, 9/15/16	35	35

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,037

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	53

6.63%, 11/15/37	125	155

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	680

5.38%, 11/1/39	250	293

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	28

6.27%, 3/15/37	75	94

5.80%, 3/15/40	250	299

5.64%, 4/15/41	80	96

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	66

6.13%, 9/15/37	50	65

4.50%, 8/15/40	150	158

3.95%, 11/15/41	100	97

4.30%, 4/1/42	150	153

SCANA Corp., 4.75%, 5/15/21	75	79

4.13%, 2/1/22	135	135

Sierra Pacific Power Co., 5.45%, 9/1/13	275	292

6.00%, 5/15/16	250	290

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	135

6.05%, 1/15/38	265	323

4.35%, 2/1/42	65	63

Southern (The) Co., 2.38%, 9/15/15	250	259

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electric – 1.4% – continued
1.95%, 9/1/16	$200	$203

Southern California Edison Co., 5.00%, 1/15/14	150	162

5.50%, 8/15/18	100	120

3.88%, 6/1/21	150	163

6.65%, 4/1/29	300	383

6.00%, 1/15/34	100	125

5.55%, 1/15/37	125	150

5.95%, 2/1/38	100	126

6.05%, 3/15/39	50	64

5.50%, 3/15/40	150	179

Southern Power Co., 4.88%, 7/15/15	150	165

5.15%, 9/15/41	500	524

Southwestern Electric Power Co., 5.88%, 3/1/18	400	460

3.55%, 2/15/22	150	147

6.20%, 3/15/40	200	237

Southwestern Public Service Co., 6.00%, 10/1/36	100	113

Union Electric Co., 6.40%, 6/15/17	400	479

Virginia Electric and Power Co., 5.40%, 4/30/18	425	505

2.95%, 1/15/22	95	94

6.00%, 1/15/36	50	62

8.88%, 11/15/38	300	478

Westar Energy, Inc., 4.13%, 3/1/42	115	110

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	183

Xcel Energy, Inc., 4.70%, 5/15/20	100	112

6.50%, 7/1/36	100	127
		35,624

Electrical Components & Equipment – 0.0%
Emerson Electric Co., 4.75%, 10/15/15	100	112

5.38%, 10/15/17	100	117

5.25%, 10/15/18	325	378

6.00%, 8/15/32	25	31

6.13%, 4/15/39	50	65
		703

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Electronics – 0.1%
Agilent Technologies, Inc., 5.50%, 9/14/15	$700	$787

Honeywell International, Inc., 5.30%, 3/15/17	200	235

5.30%, 3/1/18	290	346

5.70%, 3/15/36	720	866

5.70%, 3/15/37	125	153

Thermo Fisher Scientific, Inc., 3.20%, 5/1/15	320	339

2.25%, 8/15/16	100	103

3.60%, 8/15/21	250	264
		3,093

Environmental Control – 0.1%
Republic Services, Inc., 3.80%, 5/15/18	165	177

5.50%, 9/15/19	120	139

5.00%, 3/1/20	400	448

5.25%, 11/15/21	500	570

Waste Management, Inc., 5.00%, 3/15/14	100	108

2.60%, 9/1/16	35	36

6.10%, 3/15/18	250	296

7.10%, 8/1/26	125	154

6.13%, 11/30/39	400	487
		2,415

Food – 0.4%
Campbell Soup Co., 4.25%, 4/15/21	150	165

ConAgra Foods, Inc., 7.00%, 4/15/19	300	353

7.00%, 10/1/28	100	120

General Mills, Inc., 1.55%, 5/16/14	100	102

5.20%, 3/17/15	500	556

3.15%, 12/15/21	500	500

5.40%, 6/15/40	70	78

H.J. Heinz Co., 5.35%, 7/15/13	200	212

1.50%, 3/1/17	310	308

H.J. Heinz Finance Co., 6.75%, 3/15/32	50	61

Hershey (The) Co., 1.50%, 11/1/16	250	252

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Food – 0.4% – continued
Kellogg Co., 1.88%, 11/17/16	$55	$56

3.25%, 5/21/18	130	137

4.15%, 11/15/19	335	361

7.45%, 4/1/31	100	131

Kraft Foods, Inc., 5.25%, 10/1/13	125	133

4.13%, 2/9/16	500	543

6.50%, 8/11/17	150	181

6.13%, 2/1/18	815	978

6.13%, 8/23/18	50	60

5.38%, 2/10/20	500	578

6.50%, 11/1/31	150	180

7.00%, 8/11/37	100	126

6.88%, 2/1/38	100	126

6.88%, 1/26/39	100	125

6.50%, 2/9/40	350	431

Kroger (The) Co., 3.90%, 10/1/15	80	87

2.20%, 1/15/17	190	193

6.15%, 1/15/20	25	30

7.50%, 4/1/31	200	255

6.90%, 4/15/38	100	125

Safeway, Inc., 3.40%, 12/1/16	165	171

6.35%, 8/15/17	275	320

5.00%, 8/15/19	385	409

3.95%, 8/15/20	350	347

Sara Lee Corp., 3.88%, 6/15/13	200	200

Sysco Corp., 6.63%, 3/17/39	200	274

Unilever Capital Corp., 4.25%, 2/10/21	250	282

5.90%, 11/15/32	125	158
		9,704

Forest Products & Paper – 0.1%
Georgia-Pacific LLC, 7.75%, 11/15/29	500	623

International Paper Co., 5.30%, 4/1/15	100	110

7.95%, 6/15/18	325	408

7.50%, 8/15/21	350	441

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Forest Products & Paper – 0.1% – continued

4.75%, 2/15/22	$125	$132

7.30%, 11/15/39	45	55

6.00%, 11/15/41	250	271
		2,040

Gas – 0.1%

AGL Capital Corp., 3.50%, 9/15/21	150	150

5.88%, 3/15/41	100	118

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	47

KeySpan Corp., 5.80%, 4/1/35	175	194

Sempra Energy, 2.00%, 3/15/14	200	204

2.30%, 4/1/17	80	81

6.15%, 6/15/18	400	477

Southern California Gas Co., 5.75%, 11/15/35	150	184
Southern Union Co., 8.25%, 11/15/29	25	30
		1,485

Hand/Machine Tools – 0.0%
Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	268

Healthcare – Products – 0.1%

Baxter International, Inc., 4.63%, 3/15/15	100	111

1.85%, 1/15/17	100	101

5.38%, 6/1/18	225	267

6.25%, 12/1/37	30	39

Becton, Dickinson and Co., 1.75%, 11/8/16	250	253

3.25%, 11/12/20	230	238

3.13%, 11/8/21	150	152

5.00%, 11/12/40	150	161

Medtronic, Inc., 3.00%, 3/15/15	250	265

4.75%, 9/15/15	200	224

4.13%, 3/15/21	500	547

3.13%, 3/15/22	150	151

6.50%, 3/15/39	100	129

4.50%, 3/15/42	100	102

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Healthcare – Products – 0.1% – continued

St. Jude Medical, Inc., 2.50%, 1/15/16	$150	$155

Stryker Corp., 2.00%, 9/30/16	125	128
Zimmer Holdings, Inc., 3.38%, 11/30/21	250	251
		3,274

Healthcare – Services – 0.2%

Aetna, Inc., 3.95%, 9/1/20	375	396

4.13%, 6/1/21	250	268

6.75%, 12/15/37	150	191

CIGNA Corp., 4.00%, 2/15/22	335	341

Quest Diagnostics, Inc., 6.40%, 7/1/17	100	118

4.75%, 1/30/20	340	371

5.75%, 1/30/40	85	89

UnitedHealth Group, Inc., 5.00%, 8/15/14	6	6

1.88%, 11/15/16	125	126

4.70%, 2/15/21	300	336

2.88%, 3/15/22	500	489

5.80%, 3/15/36	250	287

6.63%, 11/15/37	350	443

6.88%, 2/15/38	100	131

5.70%, 10/15/40	135	157

WellPoint, Inc., 5.25%, 1/15/16	150	168

2.38%, 2/15/17	200	201

5.88%, 6/15/17	350	409

5.85%, 1/15/36	600	694
		5,221

Home Furnishings – 0.0%
Whirlpool Corp., 4.85%, 6/15/21	100	102

Household Products/Wares – 0.0%

Clorox (The) Co., 5.00%, 1/15/15	75	81

5.95%, 10/15/17	25	29

Kimberly-Clark Corp., 5.00%, 8/15/13	100	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Household Products/Wares – 0.0% – continued

6.13%, 8/1/17	$50	$61

6.25%, 7/15/18	150	188

2.40%, 3/1/22	50	48

6.63%, 8/1/37	350	479
		992

Housewares – 0.0%
Newell Rubbermaid, Inc., 4.70%, 8/15/20	350	372

Insurance – 0.9%

ACE INA Holdings, Inc., 5.80%, 3/15/18	300	360

5.90%, 6/15/19	355	425

6.70%, 5/15/36	50	65

Aflac, Inc., 8.50%, 5/15/19	1,000	1,305

6.90%, 12/17/39	80	94

Allstate (The) Corp., 5.55%, 5/9/35	50	55

6.13%, 5/15/37	100	98

5.20%, 1/15/42	225	235

6.50%, 5/15/57	225	221

Allstate Life Global Funding Trusts, 5.38%, 4/30/13	1,000	1,050

American International Group, Inc., 4.25%, 9/15/14	250	258

5.05%, 10/1/15	100	107

3.80%, 3/22/17	285	289

5.85%, 1/16/18	225	245

8.25%, 8/15/18	150	180

6.25%, 5/1/36	100	108

8.18%, 5/15/58	440	466

Berkshire Hathaway Finance Corp., 4.63%, 10/15/13	250	265

4.85%, 1/15/15	575	637

5.40%, 5/15/18	300	354

5.75%, 1/15/40	255	298

Berkshire Hathaway, Inc., 3.20%, 2/11/15	500	533

1.90%, 1/31/17	125	126

Chubb (The) Corp., 5.75%, 5/15/18	325	393

6.00%, 5/11/37	50	61

6.50%, 5/15/38	85	110

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Insurance – 0.9% – continued

CNA Financial Corp., 5.85%, 12/15/14	$290	$313

Genworth Financial, Inc., 5.75%, 6/15/14	175	182

6.52%, 5/22/18	50	52

7.20%, 2/15/21	500	509

Hartford Financial Services Group, Inc., 4.63%, 7/15/13	75	78

5.38%, 3/15/17	150	160

5.50%, 3/30/20	250	267

5.95%, 10/15/36	75	72

Lincoln National Corp., 4.20%, 3/15/22	165	165

6.15%, 4/7/36	150	159

6.30%, 10/9/37	100	107

7.00%, 5/17/66	1,000	968

Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	236	265

MetLife, Inc., 2.38%, 2/6/14	450	461

5.00%, 6/15/15	825	912

6.75%, 6/1/16	170	202

6.38%, 6/15/34	150	185

5.70%, 6/15/35	700	814

6.40%, 12/15/36	150	147

Principal Life Income Funding Trusts, 5.30%, 4/24/13	150	157

5.10%, 4/15/14	231	246

Progressive (The) Corp., 3.75%, 8/23/21	330	351

Protective Life Corp., 7.38%, 10/15/19	300	332

8.45%, 10/15/39	200	232

Prudential Financial, Inc., 4.50%, 7/15/13	125	129

5.10%, 9/20/14	40	43

3.88%, 1/14/15	200	211

6.00%, 12/1/17	425	495

7.38%, 6/15/19	500	618

5.38%, 6/21/20	175	196

4.50%, 11/16/21	250	265

5.75%, 7/15/33	50	51

6.63%, 12/1/37	200	231

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Insurance – 0.9% – continued

8.88%, 6/15/38	$50	$59

6.20%, 11/15/40	75	84

Reinsurance Group of America, Inc., 6.45%, 11/15/19	1,000	1,123

Swiss Re Solutions Holding Corp., 6.45%, 3/1/19	575	637

Travelers (The) Cos., Inc., 5.50%, 12/1/15	150	170

5.80%, 5/15/18	375	453

6.25%, 6/15/37	375	461

5.35%, 11/1/40	25	28
Willis North America, Inc., 6.20%, 3/28/17	1,000	1,119
		22,047

Internet – 0.1%

eBay, Inc., 1.63%, 10/15/15	250	255

Google, Inc., 1.25%, 5/19/14	360	366

3.63%, 5/19/21	250	271
Symantec Corp., 4.20%, 9/15/20	200	204
		1,096

Iron/Steel – 0.0%

Allegheny Technologies, Inc., 5.95%, 1/15/21	25	27

Cliffs Natural Resources, Inc., 6.25%, 10/1/40	200	212

Nucor Corp., 5.85%, 6/1/18	200	240

6.40%, 12/1/37	150	191
		670

Lodging – 0.0%

Marriott International, Inc., 3.00%, 3/1/19	50	49

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	200	232
Wyndham Worldwide Corp., 2.95%, 3/1/17	185	184
		465

Machinery – Construction & Mining – 0.1%

Caterpillar, Inc., 1.38%, 5/27/14	400	407

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Machinery – Construction & Mining – 0.1% – continued

5.70%, 8/15/16	$50	$59

3.90%, 5/27/21	500	548

7.30%, 5/1/31	25	34

6.05%, 8/15/36	50	63

5.20%, 5/27/41	450	519
		1,630

Machinery – Diversified – 0.0%

Deere & Co., 6.95%, 4/25/14	175	198

8.10%, 5/15/30	100	145

IDEX Corp., 4.20%, 12/15/21	200	201
Rockwell Automation, Inc., 6.25%, 12/1/37	150	181
		725

Media – 1.0%

CBS Corp., 5.75%, 4/15/20	250	287

4.30%, 2/15/21	500	524

3.38%, 3/1/22	100	97

Comcast Corp., 5.85%, 11/15/15	450	519

4.95%, 6/15/16	250	281

6.50%, 1/15/17	1,500	1,795

5.70%, 5/15/18	400	472

6.45%, 3/15/37	520	622

6.95%, 8/15/37	200	253

6.40%, 5/15/38	600	715

COX Communications, Inc., 4.63%, 6/1/13	100	104

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15	400	422

3.50%, 3/1/16	200	210

2.40%, 3/15/17 (3)(4)	150	149

5.88%, 10/1/19	500	572

5.00%, 3/1/21	550	596

6.00%, 8/15/40	400	427

5.15%, 3/15/42 (3)(4)	120	117

Discovery Communications LLC, 3.70%, 6/1/15	250	268

4.38%, 6/15/21	500	537

6.35%, 6/1/40	125	151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Media – 1.0% – continued

McGraw-Hill (The) Cos., Inc., 5.90%, 11/15/17	$75	$88

NBCUniversal Media LLC, 3.65%, 4/30/15	115	123

2.88%, 4/1/16	500	520

5.15%, 4/30/20	300	340

4.38%, 4/1/21	650	696

6.40%, 4/30/40	115	138

News America, Inc., 5.30%, 12/15/14	450	498

6.90%, 3/1/19	300	365

4.50%, 2/15/21	450	480

6.40%, 12/15/35	125	142

6.65%, 11/15/37	550	641

7.85%, 3/1/39	100	122

6.90%, 8/15/39	310	367

Scripps Networks Interactive, Inc., 2.70%, 12/15/16	100	103

Time Warner Cable, Inc., 6.20%, 7/1/13	225	240

5.85%, 5/1/17	1,325	1,546

8.75%, 2/14/19	300	391

5.00%, 2/1/20	365	403

4.13%, 2/15/21	250	260

7.30%, 7/1/38	350	441

6.75%, 6/15/39	325	388

5.88%, 11/15/40	200	216

5.50%, 9/1/41	250	262

Time Warner Entertainment Co. L.P., 8.38%, 3/15/23	75	100

Time Warner, Inc., 5.88%, 11/15/16	1,150	1,347

4.88%, 3/15/20	160	177

4.75%, 3/29/21	350	384

6.50%, 11/15/36	600	696

6.20%, 3/15/40	55	62

6.10%, 7/15/40	200	224

5.38%, 10/15/41	500	525

Viacom, Inc., 1.25%, 2/27/15	40	40

2.50%, 12/15/16	225	230

3.50%, 4/1/17	125	134

6.88%, 4/30/36	500	629

4.50%, 2/27/42	300	284

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Media – 1.0% – continued

Walt Disney (The) Co., 0.88%, 12/1/14	$500	$502

1.35%, 8/16/16	150	151

1.13%, 2/15/17	250	247

5.88%, 12/15/17	300	365

5.50%, 3/15/19	400	477

3.75%, 6/1/21	300	322
		24,784

Mining – 0.2%

Alcoa, Inc., 5.55%, 2/1/17	475	522

6.75%, 7/15/18	80	91

5.40%, 4/15/21	75	78

5.90%, 2/1/27	75	75

5.95%, 2/1/37	600	584

Barrick N.A. Finance LLC, 6.80%, 9/15/18	175	214

4.40%, 5/30/21	500	527

7.50%, 9/15/38	100	125

Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	250	240

Newmont Mining Corp., 5.13%, 10/1/19	315	353

3.50%, 3/15/22	250	241

5.88%, 4/1/35	100	108

4.88%, 3/15/42	150	140

Southern Copper Corp., 7.50%, 7/27/35	300	352

6.75%, 4/16/40	90	97
		3,747

Miscellaneous Manufacturing – 0.1%

3M Co., 4.38%, 8/15/13	200	211

5.70%, 3/15/37	350	447

Danaher Corp., 5.63%, 1/15/18	200	237

3.90%, 6/23/21	250	274

Dover Corp., 4.30%, 3/1/21	60	67

General Electric Co., 5.25%, 12/6/17	750	867

Illinois Tool Works, Inc., 3.38%, 9/15/21 (3)(4)	250	255

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Miscellaneous Manufacturing – 0.1% – continued
Textron, Inc., 5.60%, 12/1/17	$125	$136
		2,494

Office/Business Equipment – 0.1%

Pitney Bowes, Inc., 6.25%, 3/15/19	500	527

Xerox Corp., 6.75%, 2/1/17	500	579

2.95%, 3/15/17	80	81

6.35%, 5/15/18	500	580

5.63%, 12/15/19	120	133

4.50%, 5/15/21	30	31

6.75%, 12/15/39	60	68
		1,999

Oil & Gas – 0.7%

Anadarko Petroleum Corp., 5.95%, 9/15/16	450	519

6.38%, 9/15/17	1,190	1,414

6.95%, 6/15/19	500	610

6.20%, 3/15/40	150	170

Apache Corp., 5.63%, 1/15/17	250	294

3.63%, 2/1/21	200	211

6.00%, 1/15/37	400	487

5.10%, 9/1/40	100	109

Chevron Corp., 3.95%, 3/3/14	500	533

4.95%, 3/3/19	200	236

ConocoPhillips, 4.60%, 1/15/15	420	463

6.65%, 7/15/18	100	123

5.75%, 2/1/19	1,150	1,399

5.90%, 5/15/38	100	124

6.50%, 2/1/39	525	697

ConocoPhillips Australia Funding Co., 5.50%, 4/15/13	325	341

ConocoPhillips Holding Co., 6.95%, 4/15/29	150	202

Devon Energy Corp., 2.40%, 7/15/16	80	82

6.30%, 1/15/19	500	610

4.00%, 7/15/21	200	213

7.95%, 4/15/32	100	141

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Oil & Gas – 0.7% – continued

EOG Resources, Inc., 2.95%, 6/1/15	$250	$264

5.63%, 6/1/19	215	254

4.10%, 2/1/21	500	541

EQT Corp., 4.88%, 11/15/21	375	379

Hess Corp., 7.13%, 3/15/33	75	95

6.00%, 1/15/40	150	172

5.60%, 2/15/41	500	544

Marathon Oil Corp., 6.00%, 10/1/17	185	216

5.90%, 3/15/18	150	175

6.60%, 10/1/37	75	90

Marathon Petroleum Corp., 3.50%, 3/1/16	200	208

5.13%, 3/1/21	75	82

6.50%, 3/1/41	160	173

Nabors Industries, Inc., 4.63%, 9/15/21	200	209

Noble Energy, Inc., 4.15%, 12/15/21	250	256

6.00%, 3/1/41	250	277

NuStar Logistics L.P., 4.75%, 2/1/22	200	197

Occidental Petroleum Corp., 1.75%, 2/15/17	250	253

4.10%, 2/1/21	750	820

3.13%, 2/15/22	100	101

Pemex Project Funding Master Trust, 5.75%, 3/1/18	925	1,041

6.63%, 6/15/35	200	228

Phillips 66, 2.95%, 5/1/17 (3)(4)	150	152

5.88%, 5/1/42 (3)(4)	85	87

Rowan Cos., Inc., 5.00%, 9/1/17	200	213

Southwestern Energy Co., 4.10%, 3/15/22 (3)(4)	100	99

Sunoco Logistics Partners Operations L.P., 4.65%, 2/15/22	165	173

Valero Energy Corp., 4.50%, 2/1/15	230	247

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Oil & Gas – 0.7% – continued

6.13%, 2/1/20	$100	$115

7.50%, 4/15/32	50	58

6.63%, 6/15/37	325	354
		17,051

Oil & Gas Services – 0.1%

Baker Hughes, Inc., 7.50%, 11/15/18	1,000	1,319

3.20%, 8/15/21 (3)(4)	100	101

5.13%, 9/15/40	375	427

Cameron International Corp., 4.50%, 6/1/21	125	134

Halliburton Co., 5.90%, 9/15/18	350	426

3.25%, 11/15/21	595	611

6.70%, 9/15/38	75	98

7.45%, 9/15/39	100	140
		3,256

Packaging & Containers – 0.0%

Bemis Co., Inc., 5.65%, 8/1/14	65	71

Sonoco Products Co., 4.38%, 11/1/21	25	26

5.75%, 11/1/40	150	159
		256

Pharmaceuticals – 0.7%

Abbott Laboratories, 5.88%, 5/15/16	225	265

5.60%, 11/30/17	600	726

6.15%, 11/30/37	50	64

5.30%, 5/27/40	500	578

Aristotle Holding, Inc., 2.65%, 2/15/17 (3)(4)	725	733

4.75%, 11/15/21 (3)(4)	500	535

Bristol-Myers Squibb Co., 5.25%, 8/15/13	200	213

5.45%, 5/1/18	340	408

5.88%, 11/15/36	23	28

6.13%, 5/1/38	5	6

Cardinal Health, Inc., 5.80%, 10/15/16	100	116

Eli Lilly & Co., 5.20%, 3/15/17	775	908

5.55%, 3/15/37	250	297

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Pharmaceuticals – 0.7% – continued

Express Scripts, Inc., 3.13%, 5/15/16	$100	$104

7.25%, 6/15/19	440	544

GlaxoSmithKline Capital, Inc., 4.38%, 4/15/14	100	108

5.65%, 5/15/18	800	966

5.38%, 4/15/34	150	170

6.38%, 5/15/38	380	502

Johnson & Johnson, 5.55%, 8/15/17	350	426

5.15%, 7/15/18	200	241

3.55%, 5/15/21	250	272

6.95%, 9/1/29	100	136

5.95%, 8/15/37	100	130

4.85%, 5/15/41	400	456

McKesson Corp., 5.70%, 3/1/17	275	320

6.00%, 3/1/41	250	311

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	280

5.90%, 11/1/39	50	58

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	359

Merck & Co., Inc., 5.30%, 12/1/13	100	108

4.75%, 3/1/15	375	417

6.00%, 9/15/17	350	432

5.00%, 6/30/19	725	852

5.75%, 11/15/36	50	62

5.85%, 6/30/39	350	449

Novartis Capital Corp., 1.90%, 4/24/13	210	213

4.40%, 4/24/20	185	210

Pfizer, Inc., 4.50%, 2/15/14	250	269

5.35%, 3/15/15	335	379

6.20%, 3/15/19	1,000	1,251

7.20%, 3/15/39	450	650

Pharmacia Corp., 6.60%, 12/1/28	125	160

Teva Pharmaceutical Finance Co. LLC, 5.55%, 2/1/16	100	113

6.15%, 2/1/36	45	54

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Pharmaceuticals – 0.7% – continued

Wyeth LLC, 5.50%, 2/1/14	$815	$886

5.50%, 2/15/16	425	491

5.95%, 4/1/37	225	285
		17,541

Pipelines – 0.5%

Buckeye Partners L.P., 6.05%, 1/15/18	85	96

CenterPoint Energy Resources Corp., 7.88%, 4/1/13	150	160

6.00%, 5/15/18	85	98

6.63%, 11/1/37	50	60

5.85%, 1/15/41	50	57

El Paso Natural Gas Co., 5.95%, 4/15/17	350	386

8.38%, 6/15/32	100	122

Enbridge Energy Partners L.P., 5.20%, 3/15/20	95	105

4.20%, 9/15/21	250	261

7.50%, 4/15/38	50	64

Energy Transfer Partners L.P., 6.13%, 2/15/17	350	391

9.00%, 4/15/19	187	232

7.50%, 7/1/38	50	57

6.50%, 2/1/42	500	527

Enterprise Products Operating LLC, 5.65%, 4/1/13	350	366

5.60%, 10/15/14	250	276

3.20%, 2/1/16	200	210

6.30%, 9/15/17	335	395

5.25%, 1/31/20	300	335

4.05%, 2/15/22	1,000	1,036

6.88%, 3/1/33	50	60

7.55%, 4/15/38	50	64

4.85%, 8/15/42	230	220

Kinder Morgan Energy Partners L.P., 5.13%, 11/15/14	250	273

5.95%, 2/15/18	495	578

6.85%, 2/15/20	70	83

5.80%, 3/1/21	300	340

4.15%, 3/1/22	75	76

3.95%, 9/1/22	100	99

7.40%, 3/15/31	250	292

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Pipelines – 0.5% – continued

7.30%, 8/15/33	$100	$115

6.95%, 1/15/38	150	171

6.55%, 9/15/40	100	112

6.38%, 3/1/41	135	148

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	207

ONEOK Partners L.P., 3.25%, 2/1/16	135	141

6.15%, 10/1/16	200	231

8.63%, 3/1/19	350	451

ONEOK, Inc., 5.20%, 6/15/15	200	218

4.25%, 2/1/22	250	253

Panhandle Eastern Pipeline Co. L.P., 6.20%, 11/1/17	100	114

Plains All American Pipeline L.P./PAA Finance Corp., 6.13%, 1/15/17	200	231

6.50%, 5/1/18	300	357

5.75%, 1/15/20	200	229

5.00%, 2/1/21	100	110

5.15%, 6/1/42	150	147

Spectra Energy Capital LLC, 5.90%, 9/15/13	125	133

6.20%, 4/15/18	100	117

7.50%, 9/15/38	50	63

Tennessee Gas Pipeline Co., 7.00%, 10/15/28	50	57

Williams (The) Cos., Inc., 8.75%, 3/15/32	58	77

Williams Partners L.P., 5.25%, 3/15/20	180	198

4.13%, 11/15/20	300	308

6.30%, 4/15/40	130	151
Williams Partners L.P./Williams Partners Finance Corp., 7.25%, 2/1/17	100	120
		11,778

Real Estate – 0.0%

ProLogis L.P., 4.50%, 8/15/17	85	88

6.63%, 5/15/18	350	398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Real Estate – 0.0% – continued
Regency Centers L.P., 5.88%, 6/15/17	$25	$28
		514

Real Estate Investment Trusts – 0.4%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	98

BioMed Realty L.P., 3.85%, 4/15/16	100	103

Boston Properties L.P., 3.70%, 11/15/18	50	52

5.88%, 10/15/19	500	573

Brandywine Operating Partnership L.P., 5.70%, 5/1/17	150	159

BRE Properties, Inc., 5.20%, 3/15/21	200	214

CommonWealth REIT, 6.25%, 6/15/17	75	80

6.65%, 1/15/18	50	54

Duke Realty L.P., 5.95%, 2/15/17	1,000	1,118

ERP Operating L.P., 4.75%, 7/15/20	335	358

4.63%, 12/15/21	85	90

HCP, Inc., 6.00%, 1/30/17	150	167

3.75%, 2/1/19	100	99

5.38%, 2/1/21	960	1,034

Health Care REIT, Inc., 3.63%, 3/15/16	500	507

4.13%, 4/1/19	150	149

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	200	205

Hospitality Properties Trust, 5.63%, 3/15/17	500	533

6.70%, 1/15/18	75	84

Liberty Property L.P., 5.13%, 3/2/15	100	107

6.63%, 10/1/17	50	58

Simon Property Group L.P., 4.20%, 2/1/15	85	91

5.10%, 6/15/15	250	275

5.25%, 12/1/16	400	452

2.15%, 9/15/17	225	222

6.13%, 5/30/18	870	1,024

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Real Estate Investment Trusts – 0.4% – continued

4.38%, 3/1/21	$250	$265

UDR, Inc., 4.63%, 1/10/22	165	169

Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	50	50

4.25%, 3/1/22	85	83
Vornado Realty L.P., 5.00%, 1/15/22	250	255
		8,728

Retail – 0.7%

AutoZone, Inc., 4.00%, 11/15/20	250	259

Costco Wholesale Corp., 5.50%, 3/15/17	250	297

CVS Caremark Corp., 5.75%, 6/1/17	700	826

4.75%, 5/18/20	250	280

4.13%, 5/15/21	100	107

6.25%, 6/1/27	250	299

6.13%, 9/15/39	175	204

Home Depot (The), Inc., 5.25%, 12/16/13	75	81

5.40%, 3/1/16	800	923

4.40%, 4/1/21	250	280

5.88%, 12/16/36	350	419

5.95%, 4/1/41	250	307

Kohl’s Corp., 4.00%, 11/1/21	85	88

6.88%, 12/15/37	150	181

Lowe’s Cos., Inc., 5.00%, 10/15/15	325	366

4.63%, 4/15/20	100	111

5.80%, 10/15/36	100	117

5.80%, 4/15/40	350	408

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	500	574

3.88%, 1/15/22	30	30

6.90%, 1/15/32	250	288

5.13%, 1/15/42	40	39

McDonald’s Corp., 5.80%, 10/15/17	750	911

5.35%, 3/1/18	100	120

3.63%, 5/20/21	100	108

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS –16.2% – continued

Retail – 0.7% – continued

6.30%, 10/15/37	$75	$100

3.70%, 2/15/42	100	92

Nordstrom, Inc., 6.25%, 1/15/18	325	397

4.00%, 10/15/21	150	160

7.00%, 1/15/38	50	67

Target Corp., 1.13%, 7/18/14	50	51

5.38%, 5/1/17	575	679

3.88%, 7/15/20	195	213

2.90%, 1/15/22	515	509

6.50%, 10/15/37	125	162

7.00%, 1/15/38	325	438

Walgreen Co., 5.25%, 1/15/19	525	605

Wal-Mart Stores, Inc., 4.25%, 4/15/13	375	389

4.55%, 5/1/13	1,050	1,096

7.25%, 6/1/13	175	188

2.88%, 4/1/15	225	239

3.63%, 7/8/20	200	215

4.25%, 4/15/21	1,600	1,787

5.88%, 4/5/27	250	303

5.25%, 9/1/35	175	199

6.20%, 4/15/38	275	351

5.63%, 4/1/40	155	186

4.88%, 7/8/40	90	98

5.00%, 10/25/40	350	387

5.63%, 4/15/41	775	938

Yum! Brands, Inc., 6.25%, 4/15/16	150	172

3.75%, 11/1/21	35	36

6.88%, 11/15/37	550	702
		18,382

Savings & Loans – 0.0%
Santander Holdings USA, Inc., 4.63%, 4/19/16	30	30

Semiconductors – 0.1%

Applied Materials, Inc., 2.65%, 6/15/16	230	239

5.85%, 6/15/41	100	115

Broadcom Corp., 2.70%, 11/1/18	250	254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Semiconductors – 0.1% – continued

Intel Corp., 1.95%, 10/1/16	$300	$309

3.30%, 10/1/21	450	465

4.80%, 10/1/41	250	266
Texas Instruments, Inc., 1.38%, 5/15/14	400	406
		2,054

Software – 0.2%

Adobe Systems, Inc., 3.25%, 2/1/15	350	370

BMC Software, Inc., 4.25%, 2/15/22	150	151

Fiserv, Inc., 3.13%, 10/1/15	250	258

3.13%, 6/15/16	170	174

4.63%, 10/1/20	250	261

Microsoft Corp., 0.88%, 9/27/13	400	403

4.20%, 6/1/19	250	285

3.00%, 10/1/20	330	348

5.20%, 6/1/39	200	238

4.50%, 10/1/40	210	225

Oracle Corp., 4.95%, 4/15/13	400	419

5.25%, 1/15/16	375	430

5.00%, 7/8/19	530	618

3.88%, 7/15/20	300	330

6.50%, 4/15/38	550	713

6.13%, 7/8/39	100	124
		5,347

Telecommunications – 1.0%

Alltel Corp., 7.88%, 7/1/32	100	143

AT&T Corp., 8.00%, 11/15/31	165	232

AT&T, Inc., 5.10%, 9/15/14	1,450	1,596

2.50%, 8/15/15	200	208

2.95%, 5/15/16	500	528

2.40%, 8/15/16	285	295

5.60%, 5/15/18	175	207

5.80%, 2/15/19	900	1,068

6.15%, 9/15/34	125	144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Telecommunications – 1.0% – continued

6.80%, 5/15/36	$50	$62

6.30%, 1/15/38	175	206

6.40%, 5/15/38	425	505

6.55%, 2/15/39	625	761

5.35%, 9/1/40	500	532

5.55%, 8/15/41	600	665

BellSouth Corp., 5.20%, 9/15/14	1,100	1,211

5.20%, 12/15/16	1,300	1,490

BellSouth Telecommunications, Inc., 6.38%, 6/1/28	175	198

Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	472	510

8.50%, 11/15/18	1,300	1,785

CenturyLink, Inc., 7.60%, 9/15/39	200	189

7.65%, 3/15/42	100	94

Cisco Systems, Inc., 5.50%, 2/22/16	925	1,073

3.15%, 3/14/17	100	108

4.45%, 1/15/20	335	380

5.90%, 2/15/39	500	607

5.50%, 1/15/40	195	227

Corning, Inc., 4.25%, 8/15/20	250	266

4.75%, 3/15/42	185	179

Embarq Corp., 7.08%, 6/1/16	750	845

8.00%, 6/1/36	400	404

GTE Corp., 6.94%, 4/15/28	150	182

Harris Corp., 6.38%, 6/15/19	50	58

Juniper Networks, Inc., 3.10%, 3/15/16	100	103

Motorola Solutions, Inc., 6.00%, 11/15/17	200	232

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	400	579

Qwest Corp., 8.38%, 5/1/16	880	1,052

6.88%, 9/15/33	125	124

7.25%, 10/15/35	150	153

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Telecommunications – 1.0% – continued

Verizon Communications, Inc., 5.55%, 2/15/16	$1,300	$1,493

3.00%, 4/1/16	100	106

5.50%, 2/15/18	535	627

6.10%, 4/15/18	175	211

6.35%, 4/1/19	650	792

3.50%, 11/1/21	1,290	1,320

7.35%, 4/1/39	650	872

6.00%, 4/1/41	180	213

Verizon Global Funding Corp., 7.75%, 12/1/30	500	677

Verizon New York, Inc., 7.38%, 4/1/32	150	178
		25,690

Toys, Games & Hobbies – 0.0%

Hasbro, Inc., 6.35%, 3/15/40	250	271

Mattel, Inc., 2.50%, 11/1/16	85	87
		358

Transportation – 0.3%

Burlington Northern Santa Fe LLC, 5.65%, 5/1/17	500	582

5.75%, 3/15/18	100	119

4.10%, 6/1/21	20	21

3.45%, 9/15/21	50	51

6.20%, 8/15/36	100	119

6.15%, 5/1/37	100	120

5.75%, 5/1/40	750	856

4.95%, 9/15/41	250	255

4.40%, 3/15/42	65	61

CSX Corp., 5.50%, 8/1/13	200	212

6.25%, 4/1/15	250	288

4.25%, 6/1/21	100	107

6.00%, 10/1/36	100	116

6.15%, 5/1/37	150	174

4.75%, 5/30/42	50	49

FedEx Corp., 8.00%, 1/15/19	290	375

Norfolk Southern Corp., 5.26%, 9/17/14	200	220

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.2% – continued

Transportation – 0.3% – continued

5.90%, 6/15/19	$320	$383

3.25%, 12/1/21	250	252

3.00%, 4/1/22	150	148

7.25%, 2/15/31	500	666

Ryder System, Inc., 3.60%, 3/1/16	85	88

2.50%, 3/1/17	200	201

3.50%, 6/1/17	45	47

Union Pacific Corp., 7.00%, 2/1/16	100	118

5.75%, 11/15/17	625	741

7.88%, 1/15/19	250	322

4.75%, 9/15/41	100	102

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	70

United Parcel Service, Inc., 5.50%, 1/15/18	775	932

3.13%, 1/15/21	250	262
6.20%, 1/15/38	150	195
		8,252

Water – 0.0%

American Water Capital Corp., 6.09%, 10/15/17	150	174
6.59%, 10/15/37	125	146
		320
Total Corporate Bonds
(Cost $367,922)		403,451

FOREIGN ISSUER BONDS – 7.5%

Advertising – 0.0%
WPP Finance UK, 5.88%, 6/15/14	200	218

Banks – 1.7%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	145	144

Bank of Montreal, 1.75%, 4/29/14	75	76

2.50%, 1/11/17	500	510

Bank of Nova Scotia, 2.38%, 12/17/13	300	309

3.40%, 1/22/15	500	529

2.05%, 10/7/15	100	103
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Banks – 1.7% – continued

2.55%, 1/12/17	$500	$513

4.38%, 1/13/21	250	271

Barclays Bank PLC, 2.38%, 1/13/14	70	70

5.20%, 7/10/14	500	530

2.75%, 2/23/15	250	252

6.75%, 5/22/19	1,300	1,495

5.13%, 1/8/20	190	199

BNP Paribas S.A., 5.00%, 1/15/21	1,000	1,009

Canadian Imperial Bank of Commerce, 1.45%, 9/13/13	250	252

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 4.50%, 1/11/21	1,000	1,030

3.88%, 2/8/22	750	725

Credit Suisse, 5.00%, 5/15/13	900	934

5.50%, 5/1/14	250	268

3.50%, 3/23/15	250	260

5.30%, 8/13/19	300	331

4.38%, 8/5/20	250	260

Deutsche Bank A.G., 4.88%, 5/20/13	400	415

3.45%, 3/30/15	500	519

3.25%, 1/11/16	150	154

6.00%, 9/1/17	1,225	1,391

Export-Import Bank of Korea, 8.13%, 1/21/14	1,000	1,104

4.00%, 1/11/17	200	208

4.00%, 1/29/21	1,000	984

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,189

4.88%, 1/14/22	250	265

4.00%, 3/30/22	500	496

6.50%, 9/15/37	300	337

6.80%, 6/1/38	150	172

Korea Development Bank (The), 4.38%, 8/10/15	245	258

3.50%, 8/22/17	600	610

Kreditanstalt fuer Wiederaufbau, 3.50%, 5/16/13	225	233

4.00%, 10/15/13	1,200	1,264

1.38%, 1/13/14	550	558

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Banks – 1.7% – continued

3.50%, 3/10/14	$250	$264

1.50%, 4/4/14	650	661

4.13%, 10/15/14	500	543

1.00%, 1/12/15	3,000	3,021

2.00%, 6/1/16	500	517

4.88%, 1/17/17	200	232

1.25%, 2/15/17	500	498

4.38%, 3/15/18	375	430

4.00%, 1/27/20	1,500	1,681

2.75%, 9/8/20	500	511

2.63%, 1/25/22	900	892

13.85%, 6/29/37 (5)	500	194

Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	525	560

2.13%, 7/15/16	250	257

5.13%, 2/1/17	900	1,049

1.88%, 9/17/18	200	198

Lloyds TSB Bank PLC, 4.88%, 1/21/16	250	259

4.20%, 3/28/17	135	136

6.38%, 1/21/21	250	268

National Australia Bank, 2.75%, 3/9/17	250	249

Oesterreichische Kontrollbank A.G., 3.63%, 6/17/13	170	176

4.50%, 3/9/15	650	709

5.00%, 4/25/17	100	114

Royal Bank of Canada, 1.45%, 10/30/14	165	167

1.15%, 3/13/15	500	500

2.63%, 12/15/15	180	188

2.88%, 4/19/16	200	209

2.30%, 7/20/16	250	257

Royal Bank of Scotland (The) PLC, 4.88%, 3/16/15	200	208

3.95%, 9/21/15	270	273

4.38%, 3/16/16	175	179

6.13%, 1/11/21	600	642

Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	200	210

Toronto-Dominion Bank (The), 2.50%, 7/14/16	150	155

2.38%, 10/19/16	565	579

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Banks – 1.7% – continued

UBS A.G., 2.25%, 1/28/14	$375	$376

5.88%, 7/15/16	450	474

5.88%, 12/20/17	640	710

5.75%, 4/25/18	125	137

4.88%, 8/4/20	400	416

UFJ Finance Aruba AEC, 6.75%, 7/15/13	200	212

Westpac Banking Corp., 3.00%, 8/4/15	250	259

3.00%, 12/9/15	200	207
4.88%, 11/19/19	1,000	1,080
		41,084

Beverages – 0.1%

Diageo Capital PLC, 5.50%, 9/30/16	150	176

5.75%, 10/23/17	850	1,022
Diageo Finance B.V., 5.50%, 4/1/13	225	236
		1,434

Chemicals – 0.0%

Agrium, Inc., 6.13%, 1/15/41	100	116

Potash Corp. of Saskatchewan, Inc., 3.75%, 9/30/15	300	321

6.50%, 5/15/19	135	166

5.88%, 12/1/36	50	60
5.63%, 12/1/40	250	300
		963

Diversified Financial Services – 0.0%
Nomura Holdings, Inc., 5.00%, 3/4/15	235	245

Electric – 0.0%

Hydro Quebec, 2.00%, 6/30/16	75	77

9.40%, 2/1/21	200	293

Scottish Power Ltd., 5.38%, 3/15/15	100	108
TransAlta Corp., 4.75%, 1/15/15	370	395
		873

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Electronics – 0.0%

Koninklijke Philips Electronics N.V., 6.88%, 3/11/38	$225	$278

5.00%, 3/15/42	100	100
		378

Food – 0.0%
Delhaize Group S.A., 5.70%, 10/1/40	1,000	924

Healthcare – Products – 0.0%

Covidien International Finance S.A., 6.00%, 10/15/17	800	960

6.55%, 10/15/37	25	32
		992

Holding Companies – Diversified – 0.0%
EnCana Holdings Finance Corp., 5.80%, 5/1/14	100	109

Insurance – 0.0%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	100	114

Aon Corp., 5.00%, 9/30/20	350	386

AXA S.A., 8.60%, 12/15/30	75	83

Willis Group Holdings PLC, 5.75%, 3/15/21	100	106
XLIT Ltd., 5.75%, 10/1/21	200	218
		907

Iron/Steel – 0.1%

ArcelorMittal, 5.38%, 6/1/13	50	52

4.50%, 2/25/17	500	502

6.13%, 6/1/18	500	525

9.85%, 6/1/19	250	301

6.25%, 2/25/22	130	131

7.00%, 10/15/39	150	143
		1,654

Media – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	470	531

Thomson Reuters Corp., 5.95%, 7/15/13	375	398

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Media – 0.0% – continued

5.85%, 4/15/40	$150	$166
		1,095

Mining – 0.4%

Barrick Gold Corp., 2.90%, 5/30/16	200	209

6.95%, 4/1/19	300	366

3.85%, 4/1/22 (3)	250	251

BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	300	313

5.50%, 4/1/14	300	328

5.25%, 12/15/15	250	287

1.88%, 11/21/16	100	101

1.63%, 2/24/17	600	597

5.40%, 3/29/17	100	117

6.50%, 4/1/19	200	248

3.25%, 11/21/21	250	252

4.13%, 2/24/42	600	564

Rio Tinto Alcan, Inc., 4.50%, 5/15/13	100	104

5.20%, 1/15/14	100	107

6.13%, 12/15/33	100	117

Rio Tinto Finance USA Ltd., 2.50%, 5/20/16	155	161

2.25%, 9/20/16	150	154

6.50%, 7/15/18	675	832

9.00%, 5/1/19	575	777

3.75%, 9/20/21	500	516

Rio Tinto Finance USA PLC, 2.00%, 3/22/17	150	150

4.75%, 3/22/42	150	150

Teck Resources Ltd., 10.25%, 5/15/16	1,000	1,145

3.85%, 8/15/17	35	37

3.00%, 3/1/19	85	84

6.00%, 8/15/40	45	47

6.25%, 7/15/41	350	380

5.20%, 3/1/42	125	119

Vale Overseas Ltd., 6.25%, 1/23/17	775	893

5.63%, 9/15/19	55	61

4.63%, 9/15/20	1,000	1,052

4.38%, 1/11/22	155	156

6.88%, 11/21/36	275	319

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Mining - 0.4% – continued

6.88%, 11/10/39	$125	$146
		11,140

Miscellaneous Manufacturing – 0.1%

Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	200	213

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	59

3.50%, 2/3/22	125	122

7.13%, 10/1/37	50	63

Tyco International Finance S.A., 4.13%, 10/15/14	55	59

3.38%, 10/15/15	100	106

8.50%, 1/15/19	50	65
Tyco International Ltd./Tyco International Finance S.A., 6.88%, 1/15/21	500	621
		1,308

Multi-National – 1.4%

African Development Bank, 2.50%, 3/15/16	500	529

1.25%, 9/2/16	40	40

1.13%, 3/15/17	500	498

Asian Development Bank, 1.63%, 7/15/13	500	508

2.75%, 5/21/14	500	524

2.50%, 3/15/16	500	531

5.50%, 6/27/16	600	710

1.13%, 3/15/17	355	354

5.59%, 7/16/18	50	61

1.88%, 10/23/18	1,000	1,013

1.75%, 3/21/19	500	501

Corp. Andina de Fomento, 5.20%, 5/21/13	100	104

5.75%, 1/12/17	100	111

Council of Europe Development Bank, 1.50%, 1/15/15	150	152

2.63%, 2/16/16	350	366

1.25%, 9/22/16	150	148

European Bank for Reconstruction & Development, 3.63%, 6/17/13	190	197

1.63%, 9/3/15	500	510

2.50%, 3/15/16	300	314

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Multi-National - 1.4% – continued

1.38%, 10/20/16	$150	$150

1.00%, 2/16/17	500	491

European Investment Bank, 3.25%, 5/15/13	1,025	1,056

3.38%, 6/12/13	750	774

4.25%, 7/15/13	1,800	1,883

1.25%, 9/17/13	400	404

2.38%, 3/14/14	2,500	2,579

4.63%, 5/15/14	750	810

1.13%, 8/15/14(1)	1,700	1,719

0.88%, 12/15/14	300	301

2.88%, 1/15/15	550	580

2.75%, 3/23/15	500	526

1.13%, 4/15/15	500	503

1.63%, 9/1/15	500	510

1.38%, 10/20/15	500	505

2.25%, 3/15/16	400	415

4.88%, 1/17/17	800	921

1.75%, 3/15/17	1,000	1,010

5.13%, 5/30/17	350	410

1.63%, 6/15/17	250	250

2.88%, 9/15/20	500	511

4.88%, 2/15/36	200	216

Inter-American Development Bank, 3.50%, 7/8/13	200	207

1.63%, 7/15/13	150	152

1.13%, 3/15/17	1,000	998

1.75%, 8/24/18	250	253

4.25%, 9/10/18	400	464

3.88%, 9/17/19	600	684

3.88%, 2/14/20	500	575

3.88%, 10/28/41	200	202

International Bank for Reconstruction & Development, 1.75%, 7/15/13	500	508

1.13%, 8/25/14	1,500	1,525

2.38%, 5/26/15	375	395

2.13%, 3/15/16	1,000	1,048

5.00%, 4/1/16	450	520

1.00%, 9/15/16	500	502

0.88%, 4/17/17	1,000	991

9.25%, 7/15/17	100	138

4.75%, 2/15/35	25	30

International Finance Corp., 3.50%, 5/15/13	300	310

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Multi-National – 1.4% – continued

3.00%, 4/22/14	$500	$526

1.13%, 11/23/16	500	500

Nordic Investment Bank, 2.50%, 7/15/15	900	949

5.00%, 2/1/17	100	118
		35,290

Oil & Gas – 1.0%

Alberta Energy Co. Ltd., 7.38%, 11/1/31	75	86

Anadarko Finance Co., 7.50%, 5/1/31	75	93

BP Capital Markets PLC, 3.13%, 10/1/15	200	211

4.75%, 3/10/19	1,200	1,359

4.50%, 10/1/20	200	220

4.74%, 3/11/21	400	448

3.56%, 11/1/21	50	51

Burlington Resources Finance Co., 7.20%, 8/15/31	200	265

Canadian Natural Resources Ltd., 1.45%, 11/14/14	125	127

5.70%, 5/15/17	225	266

5.90%, 2/1/18	250	297

6.25%, 3/15/38	150	183

6.75%, 2/1/39	50	64

Cenovus Energy, Inc., 4.50%, 9/15/14	50	54

6.75%, 11/15/39	65	84

ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	250	301

Devon Financing Corp. ULC, 7.88%, 9/30/31	200	276

Encana Corp., 5.90%, 12/1/17	725	845

6.50%, 5/15/19	75	89

3.90%, 11/15/21	250	243

6.63%, 8/15/37	75	82

6.50%, 2/1/38	100	107

Ensco PLC, 4.70%, 3/15/21	1,000	1,079

Husky Energy, Inc., 6.20%, 9/15/17	600	710

3.95%, 4/15/22	100	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Oil & Gas – 1.0% – continued

Nexen, Inc., 6.20%, 7/30/19	$60	$70

7.88%, 3/15/32	75	94

7.50%, 7/30/39	330	405

Noble Holding International Ltd., 3.45%, 8/1/15	200	211

6.05%, 3/1/41	70	75

5.25%, 3/15/42	100	99

Petrobras International Finance Co., 3.50%, 2/6/17	700	717

5.88%, 3/1/18	400	449

5.75%, 1/20/20	665	737

5.38%, 1/27/21	390	420

6.88%, 1/20/40	395	464

6.75%, 1/27/41	140	162

Petro-Canada, 4.00%, 7/15/13	200	207

6.05%, 5/15/18	50	60

5.95%, 5/15/35	100	115

6.80%, 5/15/38	50	64

Petroleos Mexicanos, 6.00%, 3/5/20	550	626

5.50%, 1/21/21	1,075	1,185

4.88%, 1/24/22 (3)(4)	2,000	2,100

Shell International Finance B.V., 3.10%, 6/28/15	400	428

4.30%, 9/22/19	1,450	1,644

6.38%, 12/15/38	600	794

Statoil ASA, 1.80%, 11/23/16	100	101

3.13%, 8/17/17	250	268

5.25%, 4/15/19	750	879

3.15%, 1/23/22	125	126

7.75%, 6/15/23	100	135

7.15%, 1/15/29	250	335

Suncor Energy, Inc., 6.10%, 6/1/18	275	330

7.15%, 2/1/32	100	127

5.95%, 12/1/34	50	57

6.50%, 6/15/38	100	124

Talisman Energy, Inc., 7.75%, 6/1/19	175	214

Total Capital Canada Ltd., 1.63%, 1/28/14	400	402

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Oil & Gas – 1.0% – continued

Total Capital International S.A., 1.50%, 2/17/17	$500	$487

Total Capital S.A., 3.00%, 6/24/15	250	260

2.30%, 3/15/16	500	506

Transocean, Inc., 4.95%, 11/15/15	500	535

5.05%, 12/15/16	165	177

6.00%, 3/15/18	225	249

6.50%, 11/15/20	100	112

6.80%, 3/15/38	200	224
		24,415

Oil & Gas Services – 0.1%

Weatherford International Ltd., 5.50%, 2/15/16	200	221

6.00%, 3/15/18	725	820

9.63%, 3/1/19	100	133

6.50%, 8/1/36	125	135

5.95%, 4/15/42	150	149
		1,458

Pharmaceuticals – 0.2%

AstraZeneca PLC, 5.90%, 9/15/17	800	959

6.45%, 9/15/37	300	391

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	996

Sanofi, 1.20%, 9/30/14	100	101

2.63%, 3/29/16	250	262

4.00%, 3/29/21	500	544

Teva Pharmaceutical Finance Co. B.V., 2.40%, 11/10/16	200	205

3.65%, 11/10/21	250	253

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	345	363
Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	250	253
		4,327

Pipelines – 0.1%

Enbridge, Inc., 5.80%, 6/15/14	75	82

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Pipelines – 0.1% – continued

TransCanada PipeLines Ltd., 0.88%, 3/2/15	$250	$250

6.50%, 8/15/18	465	574

5.85%, 3/15/36	275	325

6.20%, 10/15/37	50	62

7.63%, 1/15/39	295	417

6.10%, 6/1/40	150	186

6.35%, 5/15/67	100	103
		1,999

Regional – 0.4%

Province of British Columbia Canada, 4.30%, 5/30/13	100	105

2.85%, 6/15/15	200	213

2.10%, 5/18/16	185	193

2.65%, 9/22/21	150	153

7.25%, 9/1/36	175	267

Province of Manitoba Canada, 2.63%, 7/15/15	120	127

4.90%, 12/6/16	200	230

1.30%, 4/3/17	165	164

9.25%, 4/1/20	150	215

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	504

Province of Ontario Canada, 3.50%, 7/15/13	100	104

1.38%, 1/27/14	500	508

2.95%, 2/5/15	400	424

2.70%, 6/16/15	450	475

4.75%, 1/19/16	200	226

5.45%, 4/27/16	350	407

2.30%, 5/10/16	1,000	1,036

4.95%, 11/28/16	650	750

4.00%, 10/7/19	835	929

4.40%, 4/14/20	500	572

Province of Quebec Canada, 5.13%, 11/14/16	250	291

4.63%, 5/14/18	350	406

2.75%, 8/25/21	100	100

7.50%, 7/15/23	300	414

7.13%, 2/9/24	100	135

7.50%, 9/15/29	375	551
Province of Saskatchewan Canada, 8.50%, 7/15/22	200	293
		9,792

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Sovereign – 1.3%

Brazilian Government International Bond, 6.00%, 1/17/17	$1,250	$1,481

8.00%, 1/15/18	267	318

8.88%, 10/14/19	1,075	1,520

4.88%, 1/22/21	1,000	1,132

8.88%, 4/15/24	600	914

10.13%, 5/15/27	500	833

7.13%, 1/20/37	250	343

11.00%, 8/17/40	835	1,102

5.63%, 1/7/41	635	732

Canada Government International Bond, 2.38%, 9/10/14	240	251

0.88%, 2/14/17	545	538

Chile Government International Bond, 3.25%, 9/14/21	400	406

Colombia Government International Bond, 7.38%, 1/27/17	500	619

7.38%, 3/18/19	250	321

4.38%, 7/12/21	1,000	1,087

7.38%, 9/18/37	350	491

6.13%, 1/18/41	250	306

Export Development Canada, 3.50%, 5/16/13	670	694

Israel Government International Bond, 5.50%, 11/9/16	225	254

5.13%, 3/26/19	250	276

4.00%, 6/30/22	250	247

Japan Bank for International Cooperation, 4.25%, 6/18/13	200	208

2.88%, 2/2/15	500	527

1.88%, 9/24/15	250	256

2.50%, 5/18/16	300	312

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	554

Mexico Government International Bond, 6.63%, 3/3/15	500	572

5.63%, 1/15/17	770	891

5.95%, 3/19/19	500	599

5.13%, 1/15/20	1,360	1,561

7.50%, 4/8/33	100	139

6.75%, 9/27/34	750	964

6.05%, 1/11/40	820	988

4.75%, 3/8/44	250	245

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Sovereign – 1.3% – continued

Panama Government International Bond, 7.25%, 3/15/15	$1,250	$1,447

6.70%, 1/26/36	550	723

Peruvian Government International Bond, 8.38%, 5/3/16	350	435

7.35%, 7/21/25	250	341

6.55%, 3/14/37	500	637

5.63%, 11/18/50	350	392

Poland Government International Bond, 3.88%, 7/16/15	110	116

5.00%, 10/19/15	475	516

6.38%, 7/15/19	400	465

5.13%, 4/21/21	150	160

Republic of Italy, 5.25%, 9/20/16	1,000	1,027

5.38%, 6/12/17	1,675	1,718

5.38%, 6/15/33	175	165

Republic of Korea, 4.25%, 6/1/13	100	103

4.88%, 9/22/14	400	429

5.13%, 12/7/16	125	140

7.13%, 4/16/19	150	186

South Africa Government International Bond, 6.88%, 5/27/19	275	331
Svensk Exportkredit AB, 5.13%, 3/1/17	500	568
		31,580

Telecommunications – 0.6%

America Movil S.A.B. de C.V., 5.75%, 1/15/15	400	445

2.38%, 9/8/16	700	709

5.00%, 3/30/20	300	334

6.13%, 11/15/37	200	231

6.13%, 3/30/40	300	348

British Telecommunications PLC, 5.95%, 1/15/18	575	668

9.63%, 12/15/30	100	147

Deutsche Telekom International Finance B.V., 5.88%, 8/20/13	775	825

5.75%, 3/23/16	525	593

8.75%, 6/15/30	400	550

France Telecom S.A., 2.13%, 9/16/15	125	127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.5% – continued

Telecommunications – 0.6% – continued

5.38%, 7/8/19	$600	$677

8.50%, 3/1/31	425	603

5.38%, 1/13/42	250	264

Nokia OYJ, 5.38%, 5/15/19	475	470

Rogers Communications, Inc., 6.80%, 8/15/18	600	747

Telecom Italia Capital S.A., 5.25%, 11/15/13	475	488

5.25%, 10/1/15	675	697

6.38%, 11/15/33	50	45

7.72%, 6/4/38	450	439

Telefonica Emisiones S.A.U., 4.95%, 1/15/15	335	345

6.42%, 6/20/16	900	959

5.46%, 2/16/21	170	165

7.05%, 6/20/36	450	442

Telefonos de Mexico S.A.B. de C.V., 5.50%, 1/27/15	125	137

Vodafone Group PLC, 5.00%, 12/16/13	850	909

5.00%, 9/15/15	450	505

5.63%, 2/27/17	325	380

1.63%, 3/20/17	250	247

6.15%, 2/27/37	375	453
		13,949

Transportation – 0.0%

Canadian National Railway Co., 5.55%, 3/1/19	500	598

2.85%, 12/15/21	85	85

6.90%, 7/15/28	25	33

6.20%, 6/1/36	25	32

6.38%, 11/15/37	50	63

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	58

5.95%, 5/15/37	50	53
		922
Total Foreign Issuer Bonds
(Cost $175,558)		187,056

U.S. GOVERNMENT AGENCIES – 36.3% (6)

Fannie Mae – 16.3%

3.25%, 4/9/13	950	980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

3.88%, 7/12/13	$1,900	$1,988

1.00%, 9/23/13	3,000	3,028

4.63%, 10/15/13	3,200	3,410

2.75%, 3/13/14	4,000	4,191

3.00%, 9/16/14	1,000	1,062

1.00%, 12/5/14	2,000	2,001

0.75%, 12/19/14	6,000	6,026

0.38%, 3/16/15	2,000	1,985

1.63%, 10/26/15	1,000	1,030

2.25%, 3/15/16	2,500	2,616

2.38%, 4/11/16	3,000	3,168

1.25%, 9/28/16	3,700	3,721

1.38%, 11/15/16	2,000	2,024

1.25%, 1/30/17	2,000	2,005

5.00%, 5/11/17	1,000	1,183

5.38%, 6/12/17	3,000	3,612

6.63%, 11/15/30	200	284

6.00%, 4/18/36	2,000	2,323

5.63%, 7/15/37	1,000	1,322

Pool #255376, 6.00%, 8/1/19	107	116

Pool #255695, 2.85%, 3/1/35	40	42

Pool #256675, 5.00%, 4/1/27	159	173

Pool #256677, 6.00%, 4/1/27	141	155

Pool #256792, 6.50%, 6/1/22	132	146

Pool #256925, 6.00%, 10/1/37	324	357

Pool #256959, 6.00%, 11/1/37	1,439	1,587

Pool #256985, 7.00%, 11/1/37	338	387

Pool #257042, 6.50%, 1/1/38	2,437	2,737

Pool #257057, 5.00%, 1/1/28	598	651

Pool #257106, 4.50%, 1/1/28	81	86

Pool #257237, 4.50%, 6/1/28	276	294

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #257239, 5.50%, 6/1/28	$338	$368

Pool #257243, 7.00%, 6/1/38	928	1,063

Pool #257367, 5.50%, 9/1/28	672	733

Pool #357630, 5.00%, 10/1/19	129	140

Pool #707791, 5.00%, 6/1/33	994	1,076

Pool #709239, 5.00%, 7/1/18	735	797

Pool #720049, 5.50%, 7/1/33	244	268

Pool #722424, 2.43%, 7/1/33	68	71

Pool #725185, 5.00%, 2/1/19	162	176

Pool #725425, 5.50%, 4/1/34	326	358

Pool #730811, 4.50%, 8/1/33	533	568

Pool #735222, 5.00%, 2/1/35	187	203

Pool #735358, 5.50%, 2/1/35	809	888

Pool #735502, 6.00%, 4/1/35	101	112

Pool #737853, 5.00%, 9/1/33	1,640	1,776

Pool #745418, 5.50%, 4/1/36	368	403

Pool #745754, 5.00%, 9/1/34	1,645	1,781

Pool #745826, 6.00%, 7/1/36	1,869	2,065

Pool #746272, 4.00%, 10/1/18	559	597

Pool #747383, 5.50%, 10/1/33	666	732

Pool #753678, 2.41%, 12/1/33	251	267

Pool #755632, 5.00%, 4/1/34	845	914

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #766083, 2.76%, 2/1/34	$15	$16

Pool #772730, 5.00%, 4/1/34	815	882

Pool #773287, 2.42%, 3/1/35	283	301

Pool #790406, 6.00%, 9/1/34	383	428

Pool #793666, 5.50%, 9/1/34	353	387

Pool #796250, 5.50%, 11/1/34	152	166

Pool #800471, 5.50%, 10/1/34	1,517	1,664

Pool #807701, 4.50%, 12/1/19	118	127

Pool #811944, 4.50%, 1/1/20	157	169

Pool #815639, 2.47%, 6/1/35	51	53

Pool #817795, 6.00%, 8/1/36	352	389

Pool #820998, 2.50%, 4/1/35	133	134

Pool #821912, 2.10%, 6/1/35	506	533

Pool #822455, 2.69%, 4/1/35	117	122

Pool #826057, 5.00%, 7/1/35	402	445

Pool #826368, 5.07%, 7/1/35	236	251

Pool #826585, 5.00%, 8/1/35	1,062	1,148

Pool #828523, 5.00%, 7/1/35	343	371

Pool #831676, 6.50%, 8/1/36	141	159

Pool #832628, 5.50%, 9/1/20	136	149

Pool #833067, 5.50%, 9/1/35	1,652	1,808

Pool #833163, 5.00%, 9/1/35	906	980

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #835517, 4.94%, 8/1/35	$109	$116

Pool #840577, 5.00%, 10/1/20	105	114

Pool #844909, 4.50%, 10/1/20	81	87

Pool #845425, 6.00%, 2/1/36	1,570	1,734

Pool #846600, 2.77%, 1/1/36	515	554

Pool #847921, 5.50%, 11/1/20	413	453

Pool #850614, 5.54%, 1/1/36	117	125

Pool #863759, 4.00%, 12/1/20	121	130

Pool #864435, 4.50%, 12/1/20	348	374

Pool #866109, 2.52%, 12/1/35	47	50

Pool #868435, 6.00%, 4/1/36	916	1,017

Pool #869217, 2.69%, 2/1/36	200	214

Pool #869710, 6.00%, 4/1/36	585	647

Pool #871135, 6.00%, 1/1/37	274	304

Pool #880505, 6.00%, 8/1/21	70	76

Pool #881818, 6.50%, 8/1/36	1,049	1,182

Pool #882055, 2.01%, 6/1/36	155	161

Pool #884776, 2.37%, 10/1/36	248	261

Pool #885769, 6.00%, 6/1/36	114	126

Pool #885866, 6.00%, 6/1/36	321	356

Pool #887019, 2.48%, 6/1/36	254	270

Pool #887111, 5.50%, 5/1/20	86	94

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #888100, 5.50%, 9/1/36	$1,185	$1,300

Pool #888152, 5.00%, 5/1/21	270	293

Pool #888205, 6.50%, 2/1/37	281	317

Pool #888318, 2.54%, 2/1/37	133	142

Pool #888447, 4.00%, 5/1/21	167	178

Pool #889224, 5.50%, 1/1/37	1,664	1,821

Pool #889390, 6.00%, 3/1/23	244	265

Pool #889401, 6.00%, 3/1/38	1,140	1,259

Pool #889415, 6.00%, 5/1/37	3,470	3,852

Pool #889579, 6.00%, 5/1/38	2,442	2,702

Pool #889630, 6.50%, 3/1/38	274	308

Pool #889886, 7.00%, 12/1/37	346	396

Pool #889970, 5.00%, 12/1/36	1,218	1,317

Pool #890234, 6.00%, 10/1/38	796	882

Pool #890329, 4.00%, 4/1/26	8,381	9,056

Pool #892536, 6.50%, 9/1/36	169	192

Pool #892968, 6.50%, 8/1/21	31	34

Pool #893363, 5.00%, 6/1/36	289	313

Pool #893366, 5.00%, 4/1/35	430	465

Pool #894453, 5.97%, 9/1/36	468	503

Pool #898089, 5.50%, 7/1/26	315	346

Pool #898417, 6.00%, 10/1/36	299	330

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #899079, 5.00%, 3/1/37	$532	$576

Pool #902188, 2.54%, 11/1/36	19	21

Pool #902414, 5.50%, 11/1/36	1,037	1,133

Pool #905090, 5.50%, 10/1/21	170	185

Pool #905759, 2.59%, 12/1/36	59	63

Pool #906090, 5.50%, 1/1/37	1,254	1,378

Pool #906237, 2.72%, 1/1/37	137	147

Pool #907818, 2.84%, 1/1/37	30	32

Pool #910147, 5.00%, 3/1/22	311	337

Pool #910338, 5.21%, 3/1/37	51	54

Pool #912414, 4.50%, 1/1/22	250	269

Pool #914522, 4.87%, 3/1/37	22	23

Pool #915499, 5.00%, 3/1/37	720	794

Pool #915870, 7.00%, 4/1/37	88	100

Pool #918515, 5.00%, 6/1/37	584	631

Pool #919461, 5.82%, 4/1/37	47	50

Pool #920457, 3.93%, 8/1/36	17	18

Pool #920988, 2.12%, 11/1/36	13	13

Pool #923023, 2.13%, 1/1/37	378	397

Pool #923123, 5.00%, 4/1/36	149	162

Pool #923166, 7.50%, 1/1/37	92	111

Pool #928261, 4.50%, 3/1/36	295	314

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #928584, 6.50%, 8/1/37	$1,258	$1,418

Pool #928909, 6.00%, 12/1/37	14	16

Pool #928915, 6.00%, 11/1/37	126	139

Pool #930606, 4.00%, 2/1/39	3,290	3,452

Pool #931195, 4.50%, 5/1/24	1,091	1,169

Pool #931665, 4.50%, 7/1/24	2,852	3,055

Pool #932023, 5.00%, 1/1/38	868	938

Pool #932741, 4.50%, 4/1/40	1,499	1,617

Pool #934466, 5.50%, 9/1/23	845	921

Pool #940623, 5.50%, 8/1/37	413	450

Pool #943388, 6.00%, 6/1/37	1,260	1,389

Pool #943617, 6.00%, 8/1/37	1,037	1,151

Pool #945876, 5.50%, 8/1/37	229	250

Pool #946527, 7.00%, 9/1/37	211	242

Pool #947216, 6.00%, 10/1/37	325	360

Pool #949391, 5.50%, 8/1/22	49	53

Pool #953018, 6.50%, 10/1/37	956	1,073

Pool #953910, 6.00%, 11/1/37	612	675

Pool #955771, 6.50%, 10/1/37	942	1,058

Pool #959604, 6.50%, 11/1/37	149	167

Pool #959880, 5.50%, 11/1/37	470	512

Pool #962687, 5.00%, 4/1/38	1,245	1,346

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #963735, 4.50%, 6/1/23	$363	$389

Pool #965389, 6.00%, 10/1/23	469	508

Pool #966660, 6.00%, 12/1/37	33	36

Pool #968037, 6.00%, 1/1/38	927	1,022

Pool #969632, 6.50%, 1/1/38	282	316

Pool #970013, 4.50%, 6/1/38	674	717

Pool #971734, 4.50%, 4/1/37	328	349

Pool #972452, 5.50%, 3/1/38	1,685	1,838

Pool #975365, 5.00%, 6/1/23	279	301

Pool #976699, 5.00%, 4/1/28	179	194

Pool #976963, 5.50%, 2/1/38	8,244	9,024

Pool #981704, 5.00%, 6/1/23	937	1,013

Pool #981823, 4.98%, 6/1/38	299	321

Pool #981854, 5.50%, 7/1/38	1,620	1,767

Pool #984075, 4.50%, 6/1/23	368	394

Pool #986760, 5.50%, 7/1/38	3,210	3,525

Pool #987114, 5.50%, 9/1/23	104	114

Pool #987115, 5.50%, 9/1/23	235	256

Pool #992472, 6.00%, 10/1/38	375	414

Pool #992491, 4.50%, 10/1/23	226	242

Pool #993055, 5.50%, 12/1/38	524	571

Pool #995018, 5.50%, 6/1/38	821	897

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #995266, 5.00%, 12/1/23	$2,523	$2,729

Pool #995879, 6.00%, 4/1/39	1,111	1,226

Pool #AA0451, 6.00%, 12/1/23	94	102

Pool #AA2939, 4.50%, 4/1/39	1,893	2,059

Pool #AA4482, 4.00%, 4/1/39	2,737	2,892

Pool #AA4562, 4.50%, 9/1/39	1,484	1,614

Pool #AA8978, 4.50%, 7/1/39	397	428

Pool #AA9357, 4.50%, 8/1/39	2,994	3,185

Pool #AB1048, 4.50%, 5/1/40	2,974	3,187

Pool #AB2067, 3.50%, 1/1/41	2,375	2,446

Pool #AB2092, 4.00%, 1/1/41	967	1,020

Pool #AB2272, 4.50%, 2/1/41	1,756	1,910

Pool #AB2693, 4.50%, 4/1/41	1,173	1,264

Pool #AB2768, 4.50%, 4/1/41	1,798	1,937

Pool #AB3246, 5.00%, 7/1/41	1,267	1,382

Pool #AB4293, 3.50%, 1/1/42	2,977	3,060

Pool #AC2947, 5.50%, 9/1/39	2,786	3,052

Pool #AC2969, 5.00%, 9/1/39	7,287	8,000

Pool #AC3263, 4.50%, 9/1/29	813	866

Pool #AC3312, 4.50%, 10/1/39	3,858	4,105

Pool #AC4861, 4.50%, 11/1/24	1,517	1,642

Pool #AC5040, 4.00%, 10/1/24	1,190	1,262

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #AC6118, 4.50%, 11/1/39	$1,223	$1,302

Pool #AC6742, 4.50%, 1/1/40	3,434	3,704

Pool #AC9581, 5.50%, 1/1/40	3,735	4,105

Pool #AD0585, 4.50%, 12/1/39	1,590	1,736

Pool #AD0639, 6.00%, 12/1/38	1,295	1,428

Pool #AD5241, 4.50%, 7/1/40	1,838	1,958

Pool #AD5525, 5.00%, 6/1/40	1,637	1,784

Pool #AD5556, 4.00%, 6/1/25	1,179	1,250

Pool #AD7859, 5.00%, 6/1/40	1,203	1,310

Pool #AE0289, 3.60%, 5/1/40	751	790

Pool #AE0891, 3.71%, 1/1/41	853	898

Pool #AE0971, 4.00%, 5/1/25	769	815

Pool #AE1807, 4.00%, 10/1/40	6,407	6,721

Pool #AE3873, 4.50%, 10/1/40	786	838

Pool #AE5436, 4.50%, 10/1/40	1,094	1,174

Pool #AE5767, 3.30%, 5/1/41	540	567

Pool #AH0525, 4.00%, 12/1/40	3,674	3,854

Pool #AH1295, 3.50%, 1/1/26	1,340	1,417

Pool #AH2488, 3.29%, 2/1/41	759	795

Pool #AH3226, 5.00%, 2/1/41	537	582

Pool #AH4158, 4.00%, 1/1/41	845	886

Pool #AH5573, 4.00%, 2/1/41	2,353	2,488

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued

Pool #AH5614, 3.50%, 2/1/26	$1,362	$1,441

Pool #AH8854, 4.50%, 4/1/41	959	1,030

Pool #AI1247, 4.00%, 4/1/26	1,041	1,106

Pool #AI3470, 4.50%, 6/1/41	1,746	1,875

Pool #AI4361, 3.03%, 9/1/41	478	499

Pool #AI4380, 2.95%, 11/1/41	496	516

Pool #AI5539, 3.49%, 6/1/41	408	429

Pool #AI5603, 4.50%, 7/1/41	905	966

Pool #AI9555, 4.00%, 9/1/41	3,000	3,149

Pool #AI9828, 2.89%, 11/1/41	481	501

Pool #AJ2001, 3.16%, 10/1/41	493	516

Pool #AJ4093, 3.50%, 10/1/26	476	500

Pool #AJ4408, 4.50%, 10/1/41	1,061	1,132

Pool #AJ6086, 3.00%, 12/1/26	975	1,011

Pool #AJ9218, 4.00%, 2/1/42	2,479	2,602

Pool #AJ9355, 3.00%, 1/1/27	2,175	2,256

Pool #AK4945, 3.50%, 2/1/42	1,697	1,745

Pool #AL0354, 5.23%, 7/1/36	969	1,042

Pool #AL0442, 5.50%, 6/1/40	885	969

Pool #AL0766, 4.00%, 9/1/41	3,404	3,599

Pool #MA0361, 4.00%, 3/1/30	1,267	1,345

Pool #MA0667, 4.00%, 3/1/31	1,801	1,911

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Fannie Mae – 16.3% – continued
Pool #MA0706, 4.50%, 4/1/31	$2,612	$2,781

Pool #MA0711, 3.50%, 4/1/31	924	965

Pool #MA0720, 5.00%, 4/1/31	909	982

Pool #MA0804, 4.00%, 7/1/31	1,307	1,387

Pool #MA0976, 3.50%, 2/1/32	1,986	2,074

Pool TBA, 4.00%, 4/15/25 (1)	1,300	1,377

4.50%, 4/15/25 (1)	2,200	2,355

6.00%, 4/1/37 (1)	4,700	5,178

4.00%, 4/15/40 (1)	20,170	21,147

4.50%, 4/15/40 (1)	27,120	28,845

5.00%, 4/15/40 (1)	18,250	19,713

5.50%, 4/15/40 (1)	5,700	6,210

3.50%, 12/31/40 (1)	8,800	9,229

3.00%, 12/31/49 (1)	6,000	6,211

3.50%, 12/31/49 (1)	8,200	8,420

5.00%, 12/31/49 (1)	1,000	1,081
		405,776

Federal Farm Credit Bank – 0.1%
2.63%, 4/17/14	1,400	1,457

Federal Home Loan Bank – 1.3%
1.88%, 6/21/13	5,000	5,097

4.00%, 9/6/13	2,000	2,105

3.63%, 10/18/13	2,800	2,940

0.38%, 11/27/13	2,500	2,500

0.38%, 1/29/14	4,500	4,499

0.40%, 2/28/14	2,500	2,500

5.50%, 8/13/14	1,000	1,119

5.13%, 10/19/16	5,450	6,447

4.75%, 12/16/16	4,200	4,904
		32,111

Freddie Mac – 5.1%
0.50%, 10/15/13	3,000	3,000

0.38%, 10/30/13	5,000	5,011

0.38%, 11/27/13	5,000	5,001

4.50%, 1/15/14	7,000	7,534

3.00%, 7/28/14	1,000	1,062
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac – 5.1% – continued
0.75%, 11/25/14	$3,000	$3,015

4.38%, 7/17/15	900	1,007

5.25%, 4/18/16	500	585

2.50%, 5/27/16	4,000	4,249

2.00%, 8/25/16	5,000	5,198

5.00%, 2/16/17	500	590

5.13%, 11/17/17	2,500	3,000

4.88%, 6/13/18	1,000	1,193

3.75%, 3/27/19	1,000	1,122

6.75%, 3/15/31	200	288

2.00%, 2/27/17	2,500	2,516

0.50%, 4/17/15	2,000	1,992

1.00%, 3/8/17	2,500	2,465

2.38%, 1/13/22	2,000	1,963

Pool #1B2125, 2.59%, 3/1/35	435	464

Pool #1B2934, 2.66%, 3/1/36	667	712

Pool #1B3264, 6.02%, 2/1/37	161	175

Pool #1B7328, 5.11%, 4/1/37	65	70

Pool #1B7359, 5.84%, 5/1/37	92	94

Pool #1G0321, 2.48%, 9/1/35	136	145

Pool #1G0911, 2.49%, 4/1/36	285	299

Pool #1G1506, 5.53%, 1/1/37	72	77

Pool #1G1623, 5.70%, 4/1/37	100	108

Pool #1G1763, 2.54%, 11/1/35	52	55

Pool #1G1790, 3.03%, 11/1/35	75	79

Pool #1G2620, 2.54%, 11/1/36	30	32

Pool #1G2638, 3.04%, 9/1/36	25	26

Pool #1G2675, 5.77%, 2/1/38	426	460

Pool #1G3611, 3.24%, 4/1/37	51	54

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac – 5.1% – continued

Pool #1H1348, 5.82%, 10/1/36	$48	$51

Pool #1H2569, 2.56%, 9/1/35	608	642

Pool #1H2605, 5.62%, 4/1/36	301	322

Pool #1J0345, 2.75%, 3/1/37	29	31

Pool #1J0355, 4.54%, 3/1/37	23	25

Pool #1J0365, 5.50%, 4/1/37	139	146

Pool #1J1390, 5.91%, 12/1/36	39	42

Pool #1J1634, 2.47%, 12/1/36	257	276

Pool #1L0078, 5.15%, 6/1/35	41	43

Pool #1L1214, 2.38%, 12/1/35	1,702	1,791

Pool #1L1480, 2.13%, 12/1/33	82	83

Pool #1N0243, 2.93%, 8/1/36	25	27

Pool #1N1746, 5.68%, 9/1/37	232	249

Pool #781274, 2.38%, 2/1/34	25	27

Pool #782905, 4.92%, 12/1/34	31	33

Pool #847755, 4.00%, 5/1/37	108	114

Pool #848626, 3.38%, 6/1/41	415	433

Pool #848639, 3.23%, 9/1/41	479	501

Pool TBA, 4.50%, 4/15/25 (1)	1,000	1,067

6.00%, 4/15/34 (1)	2,500	2,756

5.50%, 3/1/37 (1)	10,650	11,574

4.00%, 4/15/39 (1)	19,800	20,700

4.50%, 4/15/40 (1)	15,578	16,518

5.00%, 4/15/40 (1)	2,900	3,122

3.50%, 4/15/41 (1)	3,400	3,483
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac – 5.1% – continued

3.00%, 12/31/49 (1)	$2,800	$2,895

3.50%, 12/31/49 (1)	6,400	6,692
		127,284

Freddie Mac Gold – 6.2%

Pool #A16753, 5.00%, 11/1/33	178	194

Pool #A17665, 5.00%, 1/1/34	497	537

Pool #A27950, 5.50%, 11/1/34	1,795	1,965

Pool #A31136, 5.50%, 1/1/35	359	394

Pool #A39306, 5.50%, 11/1/35	1,392	1,519

Pool #A46224, 5.00%, 7/1/35	167	183

Pool #A48104, 5.00%, 1/1/36	375	411

Pool #A51296, 6.00%, 8/1/36	254	283

Pool #A54897, 6.50%, 8/1/36	174	198

Pool #A56110, 5.50%, 12/1/36	415	453

Pool #A58690, 6.00%, 3/1/37	67	74

Pool #A58718, 5.50%, 3/1/37	129	141

Pool #A59081, 5.50%, 4/1/37	2,093	2,278

Pool #A60942, 5.00%, 5/1/37	390	420

Pool #A61560, 5.50%, 10/1/36	2,408	2,641

Pool #A61573, 5.00%, 9/1/34	1,900	2,068

Pool #A61597, 5.50%, 12/1/35	230	251

Pool #A64474, 5.50%, 9/1/37	171	186

Pool #A67116, 7.00%, 10/1/37	87	100

Pool #A68761, 5.50%, 9/1/37	797	867

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #A69169, 4.50%, 12/1/37	$668	$709

Pool #A69303, 6.00%, 11/1/37	299	331

Pool #A73778, 5.00%, 2/1/38	991	1,068

Pool #A74134, 7.00%, 2/1/38	134	153

Pool #A78507, 5.00%, 6/1/38	2,731	2,990

Pool #A81606, 6.00%, 9/1/38	393	434

Pool #A81856, 7.00%, 9/1/38	81	92

Pool #A83008, 5.50%, 11/1/38	2,692	2,953

Pool #A84432, 4.50%, 2/1/39	479	508

Pool #A88476, 4.50%, 9/1/39	4,599	4,942

Pool #A88566, 5.00%, 9/1/39	2,789	3,054

Pool #A89346, 4.50%, 10/1/39	4,185	4,440

Pool #A90749, 4.50%, 1/1/40	2,364	2,541

Pool #A91541, 5.00%, 3/1/40	800	876

Pool #A91626, 4.50%, 3/1/40	1,351	1,466

Pool #A91942, 4.50%, 4/1/40	1,262	1,356

Pool #A94672, 4.50%, 10/1/40	1,918	2,035

Pool #A96296, 4.00%, 1/1/41	1,414	1,492

Pool #A96310, 4.00%, 1/1/41	963	1,014

Pool #A96995, 4.00%, 2/1/41	3,193	3,344

Pool #A97443, 4.50%, 3/1/41	1,475	1,579

Pool #B10630, 4.50%, 11/1/18	386	414
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #B17658, 4.50%, 1/1/20	$17	$18

Pool #B18502, 5.50%, 6/1/20	70	75

Pool #B18931, 4.50%, 3/1/20	55	59

Pool #C91009, 5.00%, 11/1/26	86	94

Pool #C91020, 5.50%, 3/1/27	167	182

Pool #C91247, 5.00%, 4/1/29	668	720

Pool #C91354, 4.00%, 1/1/31	1,784	1,893

Pool #C91370, 4.50%, 5/1/31	1,072	1,138

Pool #C91388, 3.50%, 2/1/32	798	833

Pool #C91402, 4.00%, 10/1/31	1,457	1,545

Pool #C91408, 3.50%, 11/1/31	981	1,024

Pool #D97197, 5.00%, 2/1/27	143	156

Pool #D97498, 6.00%, 12/1/27	375	414

Pool #D97524, 5.50%, 1/1/28	610	665

Pool #D97564, 5.00%, 1/1/28	477	513

Pool #D98301, 4.50%, 7/1/29	786	834

Pool #E03033, 3.00%, 2/1/27	2,470	2,560

Pool #E99030, 4.50%, 9/1/18	684	734

Pool #G01907, 4.50%, 8/1/34	222	237

Pool #G01974, 5.00%, 12/1/35	2,503	2,700

Pool #G02064, 5.00%, 2/1/36	1,095	1,181

Pool #G02069, 5.50%, 3/1/36	214	234

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #G02386, 6.00%, 11/1/36	$2,474	$2,735

Pool #G02391, 6.00%, 11/1/36	69	76

Pool #G02540, 5.00%, 11/1/34	381	412

Pool #G02649, 6.00%, 1/1/37	117	130

Pool #G02702, 6.50%, 1/1/37	256	289

Pool #G02789, 6.00%, 4/1/37	5,993	6,617

Pool #G02911, 6.00%, 4/1/37	124	137

Pool #G02973, 6.00%, 6/1/37	285	315

Pool #G03121, 5.00%, 6/1/36	978	1,055

Pool #G03134, 5.50%, 8/1/36	396	432

Pool #G03176, 5.00%, 8/1/37	433	466

Pool #G03218, 6.00%, 9/1/37	340	375

Pool #G03351, 6.00%, 9/1/37	511	568

Pool #G03513, 6.00%, 11/1/37	791	873

Pool #G03600, 7.00%, 11/1/37	233	266

Pool #G03737, 6.50%, 11/1/37	4,268	4,808

Pool #G03992, 6.00%, 3/1/38	836	923

Pool #G04287, 5.00%, 5/1/38	1,081	1,165

Pool #G04459, 5.50%, 6/1/38	1,051	1,144

Pool #G04611, 6.00%, 7/1/38	1,847	2,049

Pool #G04650, 6.50%, 9/1/38	1,589	1,780

Pool #G04817, 5.00%, 9/1/38	734	791
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #G05082, 5.00%, 3/1/38	$1,386	$1,495

Pool #G05167, 4.50%, 2/1/39	1,844	1,956

Pool #G05725, 4.50%, 11/1/39	1,434	1,556

Pool #G05733, 5.00%, 11/1/39	1,432	1,568

Pool #G05870, 4.50%, 4/1/40	1,740	1,870

Pool #G05876, 4.50%, 4/1/40	3,800	4,140

Pool #G06767, 5.00%, 10/1/41	3,130	3,404

Pool #G08189, 7.00%, 3/1/37	92	105

Pool #G08192, 5.50%, 4/1/37	539	586

Pool #G08341, 5.00%, 4/1/39	7,065	7,609

Pool #G08477, 3.50%, 2/1/42	2,295	2,354

Pool #G11776, 4.50%, 9/1/20	128	137

Pool #G12571, 4.00%, 1/1/22	343	365

Pool #G12673, 5.00%, 9/1/21	269	290

Pool #G12837, 4.50%, 4/1/22	413	442

Pool #G12868, 5.00%, 11/1/22	562	605

Pool #G12869, 5.00%, 9/1/22	488	527

Pool #G13136, 4.50%, 5/1/23	622	665

Pool #G13151, 6.00%, 3/1/23	506	549

Pool #G13201, 4.50%, 7/1/23	380	406

Pool #G13433, 5.50%, 1/1/24	402	435

Pool #G14168, 5.50%, 12/1/24	868	942

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #G14239, 4.00%, 9/1/26	$8,222	$8,697

Pool #G18220, 6.00%, 11/1/22	53	57

Pool #G30327, 4.50%, 1/1/27	87	93

Pool #J00991, 4.00%, 1/1/21	117	125

Pool #J02541, 4.00%, 9/1/20	113	121

Pool #J03041, 6.00%, 7/1/21	173	188

Pool #J03736, 5.50%, 11/1/21	193	211

Pool #J05307, 4.50%, 8/1/22	102	108

Pool #J06175, 5.00%, 5/1/21	100	108

Pool #J06465, 6.00%, 11/1/22	53	58

Pool #J06476, 5.50%, 11/1/22	164	177

Pool #J08098, 5.50%, 6/1/23	96	104

Pool #J08202, 5.00%, 7/1/23	268	288

Pool #J08454, 5.00%, 8/1/23	523	562

Pool #J08913, 5.50%, 10/1/23	135	147

Pool #J09148, 5.00%, 12/1/23	396	426

Pool #J09305, 5.00%, 2/1/24	531	577

Pool #J09463, 5.00%, 3/1/24	459	497

Pool #J11136, 4.00%, 11/1/24	297	314

Pool #J12098, 4.50%, 4/1/25	3,191	3,407

Pool #J14808, 3.50%, 3/1/26	2,052	2,164

Pool #J17055, 3.00%, 11/1/26	1,361	1,410
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Freddie Mac Gold – 6.2% – continued

Pool #J17232, 3.00%, 11/1/26	$976	$1,014

Pool #Q02211, 4.50%, 7/1/41	1,586	1,695

Pool #Q03085, 4.00%, 9/1/41	1,389	1,456
Pool #Q04649, 3.50%, 11/1/41	975	1,000
		155,179

Government National Mortgage Association – 3.2%
Pool TBA, 5.50%, 4/23/33 (1)	1,000	1,118

5.50%, 4/15/39 (1)	1,000	1,111

4.00%, 4/1/40 (1)	10,500	11,268

4.50%, 4/15/40 (1)	7,200	7,833

4.50%, 4/15/40 (1)	21,800	23,711

5.00%, 4/15/40 (1)	15,800	17,400

5.00%, 4/15/40 (1)	3,100	3,424

3.50%, 4/15/41 (1)	2,000	2,084

4.00%, 4/15/41 (1)	10,100	10,835

3.50%, 12/31/49 (1)	1,000	1,042
		79,826

Government National Mortgage Association I – 2.3%
Pool #510835, 5.50%, 2/15/35	167	187

Pool #597889, 5.50%, 6/15/33	641	727

Pool #614169, 5.00%, 7/15/33	231	256

Pool #616879, 3.50%, 2/15/42	1,198	1,253

Pool #617739, 6.00%, 10/15/37	106	120

Pool #634431, 6.00%, 9/15/34	51	58

Pool #641416, 5.50%, 4/15/35	334	376

Pool #646341, 6.00%, 11/15/36	133	150

Pool #648538, 5.00%, 12/15/35	489	541

Pool #651753, 5.50%, 3/15/36	122	137

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Government National Mortgage Association I – 2.3% – continued

Pool #658560, 6.50%, 8/15/36	$508	$583

Pool #661917, 7.00%, 4/15/37	99	115

Pool #670114, 6.50%, 7/15/37	102	117

Pool #675211, 6.50%, 3/15/38	198	227

Pool #675484, 5.50%, 6/15/38	721	807

Pool #676360, 6.50%, 10/15/37	103	118

Pool #682899, 6.00%, 9/15/40	1,215	1,375

Pool #687824, 5.50%, 8/15/38	952	1,065

Pool #687900, 5.00%, 9/15/38	392	433

Pool #687901, 5.00%, 9/15/38	914	1,011

Pool #688461, 6.00%, 5/15/38	727	821

Pool #692309, 6.00%, 1/15/39	361	408

Pool #697645, 5.50%, 10/15/38	660	738

Pool #698336, 4.50%, 5/15/39	4,466	4,873

Pool #699277, 6.00%, 9/15/38	329	372

Pool #700972, 5.50%, 11/15/38	357	400

Pool #701196, 6.00%, 10/15/38	447	504

Pool #703677, 5.50%, 6/15/39	692	775

Pool #704185, 5.50%, 1/15/39	567	635

Pool #710130, 7.00%, 1/15/39	135	156

Pool #717175, 4.50%, 6/15/39	2,097	2,298

Pool #719262, 5.00%, 8/15/40	689	766
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Government National Mortgage Association I – 2.3% – continued

Pool #720202, 4.50%, 7/15/39	$1,227	$1,339

Pool #723231, 4.00%, 10/15/39	813	874

Pool #723339, 5.00%, 9/15/39	760	845

Pool #726085, 4.00%, 11/15/24	692	747

Pool #728629, 4.50%, 1/15/40	2,539	2,782

Pool #733663, 4.50%, 5/15/40	4,397	4,799

Pool #737286, 4.50%, 5/15/40	1,795	1,967

Pool #737416, 3.50%, 9/15/25	558	598

Pool #738134, 3.50%, 4/15/26	917	983

Pool #738247, 4.50%, 4/15/41	1,702	1,858

Pool #745215, 4.00%, 7/15/25	695	749

Pool #760874, 3.50%, 2/15/26	667	718

Pool #768800, 4.50%, 6/15/41	485	529

Pool #773939, 4.00%, 11/15/41	1,491	1,613

Pool #781939, 6.00%, 7/15/34	946	1,070

Pool #782131, 5.50%, 12/15/36	372	416

Pool #782150, 5.50%, 4/15/37	376	421

Pool #782259, 5.00%, 2/15/36	553	610

Pool #782272, 5.50%, 2/15/38	837	936

Pool #782498, 6.00%, 12/15/38	441	498

Pool #782565, 5.00%, 2/15/39	8,520	9,420

Pool #782584, 5.00%, 3/15/39	795	879

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Government National Mortgage Association I – 2.3% – continued

Pool #782675, 4.50%, 6/15/24	$586	$634
Pool #782831, 6.00%, 12/15/39	296	335
		58,022

Government National Mortgage Association II – 1.7%

Pool #3570, 6.00%, 6/20/34	200	226

Pool #3665, 5.50%, 1/20/35	621	694

Pool #3852, 6.00%, 5/20/36	134	151

Pool #3879, 6.00%, 7/20/36	465	525

Pool #3910, 6.00%, 10/20/36	238	269

Pool #3994, 5.00%, 6/20/37	210	232

Pool #4018, 6.50%, 8/20/37	480	550

Pool #4026, 5.00%, 9/20/37	252	278

Pool #4027, 5.50%, 9/20/37	143	159

Pool #4040, 6.50%, 10/20/37	104	119

Pool #4098, 5.50%, 3/20/38	797	887

Pool #4116, 6.50%, 4/20/38	215	246

Pool #4170, 6.00%, 6/20/38	574	647

Pool #4194, 5.50%, 7/20/38	1,781	1,981

Pool #4243, 5.00%, 9/20/38	490	541

Pool #4244, 5.50%, 9/20/38	469	522

Pool #4245, 6.00%, 9/20/38	275	310

Pool #4269, 6.50%, 10/20/38	271	310

Pool #4290, 5.50%, 11/20/38	352	391
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Government National Mortgage Association II – 1.7% – continued

Pool #4344, 6.00%, 1/20/39	$478	$539

Pool #4345, 6.50%, 1/20/39	291	333

Pool #4425, 5.50%, 4/20/39	738	821

Pool #4559, 5.00%, 10/20/39	1,650	1,819

Pool #4561, 6.00%, 10/20/39	900	1,016

Pool #4617, 4.50%, 1/20/40	408	445

Pool #4619, 5.50%, 1/20/40	1,349	1,500

Pool #4713, 4.50%, 6/20/40	1,278	1,393

Pool #4747, 5.00%, 7/20/40	1,186	1,308

Pool #4923, 4.50%, 1/20/41	876	956

Pool #5050, 4.00%, 5/20/26	1,047	1,129

Pool #5081, 4.00%, 6/20/41	1,669	1,795

Pool #5082, 4.50%, 6/20/41	1,795	1,959

Pool #5114, 4.00%, 7/20/41	1,230	1,323

Pool #5175, 4.50%, 9/20/41	947	1,033

Pool #5202, 3.50%, 10/20/41	1,778	1,856

Pool #5203, 4.00%, 10/20/41	1,466	1,575

Pool #5232, 3.50%, 11/20/41	992	1,035

Pool #5280, 4.00%, 1/20/42	1,591	1,710

Pool #5304, 3.50%, 2/20/42	1,198	1,250

Pool #654804, 6.00%, 5/20/36	202	228

Pool #737602, 4.00%, 11/20/40	937	1,011

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 36.3% (6) – continued

Government National Mortgage Association II – 1.7% – continued

Pool #752757, 4.50%, 11/20/40	$1,435	$1,574

Pool #755677, 4.00%, 12/20/40	950	1,024

Pool #782433, 6.00%, 10/20/38	930	1,049

Pool #82579, 3.50%, 7/20/40	829	877

Pool #82737, 3.00%, 2/20/41	920	966

Pool #82793, 2.50%, 4/20/41	963	999

Pool #82857, 3.00%, 6/20/41	477	499
Pool #82960, 3.50%, 10/20/41	488	517
		42,577

Tennessee Valley Authority – 0.1%

5.50%, 7/18/17	600	726

5.25%, 9/15/39	1,650	1,978
		2,704
Total U.S. Government Agencies
(Cost $875,013)		904,936

U.S. GOVERNMENT OBLIGATIONS – 34.9%

U.S. Treasury Bonds – 6.3%

8.75%, 8/15/20	450	692

7.88%, 2/15/21	1,550	2,301

8.00%, 11/15/21	1,125	1,709

7.13%, 2/15/23	2,000	2,931

6.25%, 8/15/23	11,550	15,997

7.63%, 2/15/25	165	257

6.00%, 2/15/26	11,750	16,211

6.13%, 11/15/27	7,000	9,892

6.25%, 5/15/30	6,000	8,784

5.38%, 2/15/31	5,000	6,725

4.50%, 2/15/36	475	580

4.75%, 2/15/37	6,335	8,018

5.00%, 5/15/37	4,575	5,997

4.38%, 2/15/38	8,890	10,675

4.50%, 5/15/38	1,700	2,081

3.50%, 2/15/39	6,000	6,233

4.25%, 5/15/39	11,250	13,254
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 34.9% – continued

U.S. Treasury Bonds – 6.3% – continued

4.50%, 8/15/39	$8,000	$9,800

4.38%, 11/15/39	7,000	8,411

4.63%, 2/15/40	7,250	9,055

4.38%, 5/15/40	1,000	1,202

3.88%, 8/15/40	9,000	9,955

3.75%, 8/15/41	4,000	4,324
		155,084

U.S. Treasury Notes – 28.6%

1.38%, 4/15/12	29,000	29,012

4.25%, 9/30/12	2,250	2,295

3.38%, 11/30/12	1,000	1,021

3.63%, 12/31/12	3,500	3,589

0.63%, 1/31/13	5,000	5,017

2.88%, 1/31/13	9,500	9,710

1.38%, 3/15/13	25,000	25,271

3.13%, 4/30/13	4,000	4,124

1.13%, 6/15/13	25,000	25,259

3.38%, 7/31/13	8,000	8,328

0.75%, 8/15/13	15,000	15,096

4.25%, 8/15/13	425	448

3.13%, 8/31/13	2,000	2,080

3.13%, 9/30/13	9,700	10,109

2.75%, 10/31/13	17,500	18,169

2.00%, 11/30/13	4,700	4,831

1.00%, 1/15/14	30,000	30,357

0.25%, 3/31/14	20,000	19,966

1.75%, 3/31/14	5,000	5,139

1.88%, 4/30/14	15,000	15,464

2.63%, 6/30/14	10,500	11,022

2.63%, 7/31/14	3,000	3,153

2.38%, 8/31/14	2,500	2,616

2.38%, 9/30/14	17,000	17,809

2.38%, 10/31/14	30,000	31,460

2.13%, 11/30/14	5,000	5,217

2.63%, 12/31/14	25,000	26,443

2.25%, 1/31/15	8,000	8,389

4.00%, 2/15/15	2,000	2,198

2.50%, 3/31/15	29,000	30,686

1.75%, 7/31/15	10,000	10,370

4.50%, 11/15/15	2,000	2,272

2.13%, 12/31/15	5,000	5,261

2.13%, 2/29/16	5,000	5,262

5.13%, 5/15/16	3,000	3,523

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 34.9% – continued

U.S. Treasury Notes – 28.6% – continued

3.25%, 6/30/16	$10,000	$10,991

1.50%, 7/31/16	5,000	5,130

1.00%, 8/31/16	10,000	10,043

1.00%, 9/30/16	25,000	25,084

1.00%, 10/31/16	5,000	5,013

4.63%, 11/15/16	2,600	3,029

0.88%, 11/30/16	30,000	29,873

0.88%, 1/31/17	20,000	19,877

4.63%, 2/15/17	500	585

1.00%, 3/31/17	5,000	4,989

3.13%, 4/30/17	7,000	7,709

4.50%, 5/15/17	1,850	2,164

4.75%, 8/15/17	2,400	2,850

4.25%, 11/15/17	2,950	3,434

3.50%, 2/15/18	6,250	7,023

3.88%, 5/15/18	3,300	3,789

4.00%, 8/15/18	20,750	24,049

3.75%, 11/15/18	2,300	2,630

2.75%, 2/15/19	13,000	14,004

3.63%, 8/15/19	3,000	3,405

3.38%, 11/15/19	18,000	20,095

3.50%, 5/15/20	5,000	5,624

2.63%, 8/15/20	8,000	8,434

2.63%, 11/15/20	28,000	29,446

3.63%, 2/15/21	10,000	11,320

2.13%, 8/15/21	51,000	50,964
		712,520
Total U.S. Government Obligations
(Cost $822,451)		867,604

MUNICIPAL BONDS – 0.9%

Arizona – 0.0%

Phoenix Taxable G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	110
Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	122
		232

California – 0.3%

Bay Area Toll Authority Bridge Revenue Bonds, Series F-2, Build America Bonds, 6.26%, 4/1/49	425	547

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

California – 0.3% – continued

Bay Area Toll Authority Bridge Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	$150	$200

Bay Area Toll Authority Bridge TRB, Series S-3, Build America Bonds, 6.91%, 10/1/50	150	197

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	159

7.30%, 10/1/39	920	1,152

7.60%, 11/1/40	400	517

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	50	60

California State Taxable G.O. Unlimited Bonds, Build America Bonds, 7.63%, 3/1/40	405	524

California State Taxable Various Purpose G.O. Unlimited Bonds, 6.20%, 3/1/19	200	233

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	752

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	377

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	195

Los Angeles Department of Airports TRB, Build America Bonds, 6.58%, 5/15/39	250	306

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds, 6.76%, 7/1/34	290	371

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	385

Metropolitan Water District of Southern California TRB, Series A, Build America Bonds, 6.95%, 7/1/40	100	119

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

California – 0.3% – continued

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	$100	$127

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	101

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds, 6.00%, 11/1/40	300	358

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	175
University of California Revenue Bonds, Build America Bonds, Regents University, 6.27%, 5/15/31	200	224
		7,079

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds, 5.65%, 8/1/30	250	279
Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	50	60
		339

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	195
Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	363
		558

District of Columbia – 0.0%
District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	36

Georgia – 0.0%

Municipal Electric Authority Plant Vogtle Units TRB, Build America Bonds, 6.64%, 4/1/57	70	79

6.66%, 4/1/57	100	112
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Georgia – 0.0% – continued
Municipal Electric Authority Plant Vogtle TRB, Build America Bonds, 7.06%, 4/1/57	$300	$311
		502

Illinois – 0.1%

Chicago Board of Education G.O. Unlimited Bonds, Qualified School Construction Bonds, 6.32%, 11/1/29	160	182

Chicago Taxable G.O. Unlimited Bonds, Project C1, 7.78%, 1/1/35	100	127

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding TRB, Series A, 6.90%, 12/1/40	300	360

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	158

Illinois State G.O. Unlimited Bonds, Build America Bonds, 6.63%, 2/1/35	750	820

Illinois State Taxable G.O. Unlimited Bonds, 4.42%, 1/1/15	100	105

5.67%, 3/1/18	300	328
Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	1,025	971
		3,051

Massachusetts – 0.0%
Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	267

Mississippi – 0.0%
Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	114

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	400
Clark County Airport System TRB, Series C, Build America Bonds, 6.82%, 7/1/45	200	263
		663

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

New Jersey – 0.1%

New Jersey EDA Lease Revenue Bonds, Series A (NATL-RE Insured), 7.43%, 2/15/29	$100	$125

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	258

New Jersey State Transportation Trust Fund Authority TRB, Series C, Build America Bonds, 6.10%, 12/15/28	300	336

New Jersey State Turnpike Authority TRB, Series A, Build America Bonds, 7.10%, 1/1/41	425	584

New Jersey State Turnpike Authority TRB, Series F, Build America Bonds, 7.41%, 1/1/40	125	178
Rutgers State University TRB, Series H, Build America Bonds (G.O. of University Insured), 5.67%, 5/1/40	145	171
		1,652

New York – 0.2%

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	75	105

Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 6.67%, 11/15/39	250	313

Metropolitan Transportation Authority TRB, Build America Bonds, 6.69%, 11/15/40	100	123

Metropolitan Transportation Authority TRB, Series E, Build America Bonds, 6.81%, 11/15/40	60	77

New York City G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	116

New York City G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.85%, 6/1/40	85	104

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	248

5.72%, 6/15/42	250	312

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

New York – 0.2% – continued

New York City Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	$225	$263

New York City Transitional Finance Authority TRB, Build America Bonds, Future Tax Secured, 5.77%, 8/1/36	300	355

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	294

New York State Dormitory Authority Personal Income TRB, Series F, Build America Bonds, 5.63%, 3/15/39	75	87

New York State Urban Development Corp. TRB, Build America Bonds, 5.77%, 3/15/39	100	117

Port Authority of New York & New Jersey Consolidated 164th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	350	408
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds (G.O. of Authority Insured), 4.93%, 10/1/51	250	266
		3,188

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Subseries B, Build America Bonds, 6.45%, 2/15/44	200	223

American Municipal Power-Ohio, Inc. TRB, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	416

Northeast Regional Sewer District Improvement TRB, Build America Bonds, 6.04%, 11/15/40	145	158

Ohio State University TRB, Series A, 4.80%, 6/1/11	200	202

Ohio State University TRB, Series C, Build America Bonds, 4.91%, 6/1/40	190	211

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued
Ohio – 0.1% – continued
Ohio State Water Quality Development Authority Pollution Control TRB, Series B-2, Loan Fund, 4.88%, 12/1/34	$90	$97
		1,307

Oregon – 0.0%
Oregon State Department of Transportation Highway User TRB, Series A, Sub Lien, Build America Bonds, 5.83%, 11/15/34	200	242

Pennsylvania – 0.0%
State Public School Building Authority TRB, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	224

Puerto Rico – 0.0%

Puerto Rico Commonwealth Government Development Bank TRB, Senior Notes, Series B, 3.67%, 5/1/14	150	153
4.70%, 5/1/16	100	103
		256
Tennessee – 0.0%
Metropolitan Government of Nashville & Davidson County Convention Center Authority TRB, Series B, Build America Bonds, 6.73%, 7/1/43	100	118

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	204

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF Gtd.), 6.45%, 2/15/35	200	242

Houston Taxable Refunding G.O. Limited Bonds, Series A, Pension Obligation, 6.29%, 3/1/32	300	356

North Texas Tollway Authority TRB, Series B, Build America Bonds, 6.72%, 1/1/49	125	161

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	252

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Texas – 0.1% – continued

Texas State Transportation Commission Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	$200	$247

Texas State Transportation Commission TRB, Series B, First Tier, 5.18%, 4/1/30	300	350

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	112
University of Texas Revenue Bonds, Series D, Build America Bonds, 5.13%, 8/15/42	190	221
		2,145

Utah – 0.0%
Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	101

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	97

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	118
Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	116
		331
Total Municipal Bonds
(Cost $19,430)		22,405

	NUMBER OF SHARES	VALUE (000s)

OTHER – 0.0%
Escrow Lehman (7)	50,000	$–
Total Other
(Cost $39)		–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 12.9%
Northern Institutional Funds - Diversified Assets Portfolio (8)(9)	321,455,000	$321,455
Total Investment Companies
(Cost $321,455)		321,455

Total Investments – 110.9%
(Cost $2,630,707)		2,761,010

Liabilities less Other Assets – (10.9)%		(270,662)
NET ASSETS – 100.0%		$2,490,348

(1)	When-Issued Security.
(2)	Century bond expiring in 2111.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $4,328,000 or 0.2% of net assets. Additional information on the restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Aristotle Holding, Inc., 2.65%, 2/15/17	2/6/12- 3/19/12	$725

Aristotle Holding, Inc., 4.75%, 11/15/21	11/14/11	496

Baker Hughes, Inc., 3.20%, 8/15/21	2/14/12	105

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	3/5/12	150

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	3/5/12	120

Illinois Tool Works, Inc., 3.38%, 9/15/21	1/19/12	262

Petroleos Mexicanos, 4.88%, 1/24/22	1/17/12	1,982

Phillips 66, 2.95%, 5/1/17	3/7/12	150

Phillips 66, 5.88%, 5/1/42	3/7/12	85
Southwestern Energy Co., 4.10%, 3/15/22	2/29/12	100

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(7)	Security listed as escrow is considered to be worthless.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(9)

At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $213,324,000 with net purchases of approximately $108,131,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution (unaudited) for the Bond Index Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
US Agency	29.0
US Treasury	35.1
Aaa	3.4
Aa	3.5
A	9.8
Baa	7.4
Not rated	0.1
Cash Equivalents	11.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Index Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$54,103	(1)	$–	$54,103

Corporate Bonds	–	403,451	(1)	–	403,451

Foreign Issuer Bonds	–	187,056	(1)	–	187,056

U.S. Government Agencies	–	904,936	(1)	–	904,936

U.S. Government Obligations	–	867,604	(1)	–	867,604

Municipal Bonds	–	22,405	(1)	–	22,405
Investment Companies	321,455	–		–	321,455

Total Investments	$321,455	$2,439,555		$–	$2,761,010

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.2%

Automobile – 0.3%
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, 5/16/16	$4,585	$4,581

Commercial Mortgage-Backed Securities – 2.9%

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	855	918

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.52%, 7/10/46	487	487

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	7,012	7,111

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	4,515	5,009

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	2,500	2,610

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	7,000	7,819

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	3,525	3,833

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A2, 4.74%, 9/11/42	1,169	1,196

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	4,479	4,536

LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4, 4.17%, 5/15/32	1,500	1,541

LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	10,530	11,063

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	1,583	1,597
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.2% – continued

Commercial Mortgage-Backed Securities – 2.9% – continued
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	$324	$324
		48,044
Total Asset-Backed Securities
(Cost $51,642)		52,625

CORPORATE BONDS – 31.1%

Aerospace/Defense – 0.4%

BE Aerospace, Inc., 8.50%, 7/1/18	3,525	3,895

5.25%, 4/1/22	1,970	1,990
		5,885

Agriculture – 0.9%

Altria Group, Inc., 10.20%, 2/6/39	3,095	4,798

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	2,721	2,840

8.50%, 6/15/19	1,535	1,875
Lorillard Tobacco Co., 8.13%, 6/23/19	4,760	5,910
		15,423

Auto Manufacturers – 0.2%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15(1) (2)	3,740	3,985

Auto Parts & Equipment – 0.2%
BorgWarner, Inc., 4.63%, 9/15/20	2,750	2,940

Banks – 4.4%

Bank of America Corp., 3.75%, 7/12/16	5,940	5,970

3.88%, 3/22/17	2,115	2,127

6.00%, 9/1/17	2,900	3,158

5.70%, 1/24/22	2,575	2,726

5.88%, 2/7/42	2,660	2,646

Capital One Capital V, 10.25%, 8/15/39	4,270	4,387

Capital One Financial Corp., 2.15%, 3/23/15	2,475	2,479

Citigroup, Inc., 2.65%, 3/2/15	2,300	2,299

4.45%, 1/10/17	3,225	3,378

4.50%, 1/14/22	4,600	4,618

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Banks – 4.4% – continued

Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	$2,500	$2,499

5.63%, 1/15/17	2,475	2,600

5.75%, 1/24/22	1,560	1,605

6.25%, 2/1/41	4,485	4,430

HSBC USA, Inc., 2.38%, 2/13/15	1,800	1,812

JPMorgan Chase & Co., 4.35%, 8/15/21	4,955	5,063

5.40%, 1/6/42	2,575	2,734

Morgan Stanley, 2.88%, 1/24/14	1,915	1,911

4.00%, 7/24/15	4,125	4,105

3.45%, 11/2/15	3,310	3,233

4.75%, 3/22/17	3,630	3,631

5.75%, 1/25/21	5,270	5,174
		72,585

Beverages – 0.1%

Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	1,240	1,234

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)(2)	950	963
		2,197

Biotechnology – 0.7%

Genzyme Corp., 3.63%, 6/15/15	3,500	3,783

Gilead Sciences, Inc., 4.50%, 4/1/21	3,370	3,570

Life Technologies Corp., 5.00%, 1/15/21	3,250	3,519
		10,872

Chemicals – 0.5%

CF Industries, Inc., 6.88%, 5/1/18	5,635	6,501

Lyondell Chemical Co., 8.00%, 11/1/17	1,207	1,355
		7,856

Coal – 0.4%

Arch Coal, Inc., 7.00%, 6/15/19 (2)	2,085	1,923
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Coal – 0.4% – continued

Peabody Energy Corp., 6.25%, 11/15/21 (1)(2)	$4,650	$4,557
		6,480

Commercial Services – 0.8%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	3,995	4,558

Hertz (The) Corp., 7.50%, 10/15/18	4,800	5,094

UR Financing Escrow Corp., 5.75%, 7/15/18 (1)(2)	4,340	4,443
		14,095

Computers – 0.5%

Hewlett-Packard Co., 2.63%, 12/9/14	330	341

2.60%, 9/15/17	2,415	2,413

3.75%, 12/1/20	2,100	2,091

4.05%, 9/15/22	3,285	3,272
		8,117

Diversified Financial Services – 3.9%

American Express Credit Corp., 2.80%, 9/19/16	2,640	2,712

2.38%, 3/24/17	2,350	2,354

Countrywide Financial Corp., 6.25%, 5/15/16	3,485	3,632

FMR LLC, 6.45%, 11/15/39 (1)(2)	7,515	8,007

Ford Motor Credit Co. LLC, 3.88%, 1/15/15	4,935	4,983

7.00%, 4/15/15	1,350	1,475

4.25%, 2/3/17	3,105	3,138

FUEL Trust, 4.21%, 4/15/16 (1)(2)	1,890	1,940

General Electric Capital Corp., 2.15%, 1/9/15	5,260	5,373

2.95%, 5/9/16	2,510	2,618

2.90%, 1/9/17	3,155	3,273

5.30%, 2/11/21	3,525	3,818

4.65%, 10/17/21	2,200	2,341

Hyundai Capital America, 4.00%, 6/8/17 (1)(2)	1,670	1,716

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	6,375	6,598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Diversified Financial Services – 3.9% – continued

International Lease Finance Corp., 6.25%, 5/15/19	$4,555	$4,496
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	5,375	5,447
		63,921

Electric – 1.2%

CMS Energy Corp., 2.75%, 5/15/14	4,100	4,101

6.55%, 7/17/17	1,750	1,981

5.05%, 2/15/18	3,600	3,782

Exelon Generation Co. LLC, 6.20%, 10/1/17	5,290	6,208
NV Energy, Inc., 6.25%, 11/15/20	2,815	3,055
		19,127

Electronics – 0.4%
Agilent Technologies, Inc., 6.50%, 11/1/17	6,030	7,253

Engineering & Construction – 0.2%
URS Corp., 5.00%, 4/1/22 (1)(2)	3,075	3,040

Food – 0.6%

Cargill, Inc., 1.90%, 3/1/17 (1)(2)	1,635	1,630

H.J. Heinz Co., 1.50%, 3/1/17	1,985	1,971

Kellogg Co., 1.88%, 11/17/16	1,500	1,513
SUPERVALU, Inc., 8.00%, 5/1/16	4,695	4,918
		10,032

Forest Products & Paper – 0.4%

Domtar Corp., 4.40%, 4/1/22	3,150	3,113
Westvaco Corp., 8.20%, 1/15/30	3,941	4,364
		7,477

Healthcare – Services – 0.4%

Cigna Corp., 2.75%, 11/15/16	275	279
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Healthcare – Services – 0.4% – continued

Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (2)	$5,975	$6,139
		6,418

Household Products/Wares – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.75%, 10/15/16 (2)	3,680	3,892

Insurance – 1.4%

Aflac, Inc., 2.65%, 2/15/17	1,575	1,593

American International Group, Inc., 3.80%, 3/22/17	2,635	2,668

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)	2,609	2,750

Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	2,500	2,575

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	2,490	2,688
Protective Life Corp., 8.45%, 10/15/39	9,780	11,323
		23,597

Iron/Steel – 0.6%

Cliffs Natural Resources, Inc., 4.88%, 4/1/21	2,690	2,787
Commercial Metals Co., 7.35%, 8/15/18	6,644	6,868
		9,655

Lodging – 0.3%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	4,580	5,280

Machinery – Diversified – 0.4%
Case New Holland, Inc., 7.75%, 9/1/13	6,800	7,242

Media – 2.1%

CBS Corp., 3.38%, 3/1/22	1,315	1,269

Comcast Corp., 4.95%, 6/15/16	1,910	2,145

6.40%, 5/15/38	5,400	6,439

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.63%, 5/15/16	3,000	3,143

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Media – 2.1% – continued

5.20%, 3/15/20	$2,590	$2,848

5.15%, 3/15/42 (1)(2)	3,070	2,991

NBCUniversal Media LLC, 2.10%, 4/1/14	2,250	2,298

News America, Inc., 6.90%, 8/15/39	1,604	1,901

Time Warner Cable, Inc., 8.75%, 2/14/19	3,695	4,817

5.50%, 9/1/41	3,665	3,839
Time Warner, Inc., 6.10%, 7/15/40	3,000	3,358
		35,048

Mining – 0.3%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	2,410	2,401
Newmont Mining Corp., 3.50%, 3/15/22	2,115	2,037
		4,438

Office/Business Equipment – 0.2%

Xerox Corp., 2.95%, 3/15/17	1,600	1,617

4.50%, 5/15/21	2,080	2,140
		3,757

Oil & Gas – 3.5%

Anadarko Petroleum Corp., 5.95%, 9/15/16	2,000	2,306

6.38%, 9/15/17	4,665	5,543

Atwood Oceanics, Inc., 6.50%, 2/1/20	1,600	1,680

Continental Resources, Inc., 5.00%, 9/15/22 (1)(2)	5,120	5,146

EQT Corp., 4.88%, 11/15/21	3,360	3,400

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (1)(2)	5,970	5,791

Newfield Exploration Co., 7.13%, 5/15/18	2,688	2,829

6.88%, 2/1/20	2,725	2,854

5.75%, 1/30/22	3,060	3,205

Phillips 66, 4.30%, 4/1/22 (1)(2)	3,030	3,082

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Oil & Gas – 3.5% – continued

Pioneer Natural Resources Co., 6.88%, 5/1/18	$3,240	$3,811

Plains Exploration & Production Co., 7.63%, 6/1/18	2,325	2,470

6.75%, 2/1/22	4,700	4,912

QEP Resources, Inc., 6.88%, 3/1/21	7,720	8,531
Range Resources Corp., 5.75%, 6/1/21	2,985	3,134
		58,694

Packaging & Containers – 0.1%
Rock-Tenn Co., 4.45%, 3/1/19 (1)(2)	2,385	2,396

Pharmaceuticals – 0.5%

Aristotle Holding, Inc., 3.90%, 2/15/22 (1)(2)	3,005	3,037

Express Scripts Holding Co., 3.13%, 5/15/16	3,405	3,546
Medco Health Solutions, Inc., 2.75%, 9/15/15	1,955	2,010
		8,593

Pipelines – 1.0%

Chesapeake Midstream Partners L.P./CHKM Finance Corp., 6.13%, 7/15/22 (2)	3,410	3,436

Enterprise Products Operating LLC, 6.45%, 9/1/40	4,385	5,162

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)	4,200	4,457
Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	2,955	3,132
		16,187

Real Estate Investment Trusts – 1.4%

American Tower Corp., 4.50%, 1/15/18	3,375	3,546

Boston Properties L.P., 3.70%, 11/15/18	2,370	2,451

ERP Operating L.P., 4.63%, 12/15/21	1,980	2,085

HCP, Inc., 5.63%, 5/1/17	4,000	4,397

3.75%, 2/1/19	1,045	1,039

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Real Estate Investment Trusts – 1.4% – continued

Health Care REIT, Inc., 4.13%, 4/1/19	$2,640	$2,619

Simon Property Group L.P., 3.38%, 3/15/22	2,680	2,585

Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	3,490	3,521

4.25%, 3/1/22	1,100	1,069
		23,312

Retail – 0.3%

CVS Caremark Corp., 5.75%, 5/15/41	2,095	2,362
Macy’s Retail Holdings, Inc., 5.13%, 1/15/42	2,685	2,637
		4,999

Software – 0.3%
Fidelity National Information Services, Inc., 5.00%, 3/15/22 (1)(2)	5,120	5,043

Telecommunications – 2.0%

AT&T, Inc., 5.55%, 8/15/41	1,755	1,945

CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	4,530	4,938

CenturyLink, Inc., 5.80%, 3/15/22	2,640	2,578

Frontier Communications Corp., 8.25%, 4/15/17	4,950	5,321

Qwest Communications International, Inc., 8.00%, 10/1/15	1,425	1,521

7.13%, 4/1/18	5,484	5,854

Qwest Corp., 7.63%, 6/15/15	5,775	6,694
Windstream Corp., 8.13%, 8/1/13	3,645	3,882
		32,733

Transportation – 0.3%

Burlington Northern Santa Fe LLC, 4.40%, 3/15/42	2,135	2,018
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 31.1% – continued

Transportation – 0.3% – continued
CSX Corp., 4.75%, 5/30/42	$2,250	$2,182
		4,200
Total Corporate Bonds
(Cost $499,219)		516,769

FOREIGN ISSUER BONDS – 8.5%

Banks – 0.9%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	2,700	2,679

HSBC Holdings PLC, 4.00%, 3/30/22	5,175	5,129

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	1,000	997

Lloyds TSB Bank PLC, 4.20%, 3/28/17	3,335	3,360

6.50%, 9/14/20 (1)(2)	3,515	3,477
		15,642

Beverages – 0.6%

Heineken N.V., 3.40%, 4/1/22 (1)(2)	3,150	3,127

Pernod-Ricard S.A., 4.45%, 1/15/22 (1)(2)	3,395	3,444

4.25%, 7/15/22 (1)(2)	695	697
SABMiller PLC, 6.50%, 7/1/16 (1)(2)	1,815	2,079
		9,347

Chemicals – 0.6%

Agrium, Inc., 6.13%, 1/15/41	2,515	2,909

LyondellBasell Industries N.V., 5.00%, 4/15/19 (1)(2)(3)	4,300	4,300

6.00%, 11/15/21 (1)(2)	2,600	2,730
		9,939

Computers – 0.2%
Seagate HDD Cayman, 6.88%, 5/1/20	3,915	4,165

Diversified Financial Services – 0.3%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	2,990	3,205

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.5% – continued

Diversified Financial Services – 0.3% – continued
Syngenta Finance N.V., 4.38%, 3/28/42	$1,140	$1,146
		4,351

Electric – 0.2%
PPL WEM Holdings PLC, 3.90%, 5/1/16 (1)(2)	3,475	3,615

Insurance – 1.1%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	5,915	6,775

5.50%, 11/15/20	1,675	1,711
XL Group PLC, 6.50%, 4/15/17	11,450	9,646
		18,132

Leisure Time – 0.4%
Royal Caribbean Cruises Ltd., 6.88%, 12/1/13	6,745	7,116

Media – 0.3%
Videotron Ltee, 5.00%, 7/15/22 (2)	4,320	4,277

Mining – 0.4%

Rio Tinto Finance USA PLC, 3.50%, 3/22/22	2,115	2,119

Teck Resources Ltd., 3.00%, 3/1/19	1,605	1,584
Vale Overseas Ltd., 4.38%, 1/11/22	2,640	2,652
		6,355

Miscellaneous Manufacturing – 0.4%
Bombardier, Inc., 5.75%, 3/15/22 (2)	7,125	6,929

Oil & Gas – 1.6%

Ensco PLC, 3.25%, 3/15/16	2,785	2,905

Husky Energy, Inc., 3.95%, 4/15/22	2,575	2,592

Nexen, Inc., 6.40%, 5/15/37	4,325	4,755

Petrobras International Finance Co., 3.88%, 1/27/16	1,095	1,153

3.50%, 2/6/17	3,670	3,762

5.38%, 1/27/21	2,330	2,509
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.5% – continued

Oil & Gas – 1.6% – continued

Petro-Canada, 6.05%, 5/15/18	$935	$1,115

Petroleos Mexicanos, 5.50%, 1/21/21	3,170	3,495
Transocean, Inc., 5.05%, 12/15/16	3,750	4,016
		26,302

Oil & Gas Services – 0.5%

Weatherford International Ltd., 5.13%, 9/15/20	4,020	4,277

4.50%, 4/15/22	1,640	1,638

5.95%, 4/15/42	1,655	1,643
		7,558

Pharmaceuticals – 0.3%
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	5,050	5,315

Telecommunications – 0.4%

Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1)(2)	3,740	3,737
Virgin Media Finance PLC, 5.25%, 2/15/22	3,850	3,816
		7,553

Transportation – 0.3%
Kansas City Southern de Mexico S.A.de C.V., 6.63%, 12/15/20	4,595	4,963
Total Foreign Issuer Bonds
(Cost $139,639)		141,559

U.S. GOVERNMENT AGENCIES – 33.0% (4)

Fannie Mae – 28.5%

Pool #255498, 5.50%, 12/1/34	1,116	1,225

Pool #535714, 7.50%, 1/1/31	76	91

Pool #545003, 8.00%, 5/1/31	4	5

Pool #545437, 7.00%, 2/1/32	172	202

Pool #545556, 7.00%, 4/1/32	122	142

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.0% (4) – continued

Fannie Mae – 28.5% – continued

Pool #555189, 7.00%, 12/1/32	$735	$852

Pool #581806, 7.00%, 7/1/31	277	322

Pool #735893, 5.00%, 10/1/35	9,973	10,784

Pool #796457, 6.00%, 9/1/34	4,048	4,503

Pool #831810, 6.00%, 9/1/36	7,101	7,882

Pool #845182, 5.50%, 11/1/35	6,764	7,417

Pool #888538, 5.50%, 1/1/37	1,693	1,853

Pool #890009, 5.50%, 9/1/36	6,801	7,474

Pool #893082, 2.68%, 9/1/36	2,633	2,826

Pool #919638, 5.50%, 9/1/37	5,719	6,237

Pool #929035, 6.50%, 1/1/38	4,449	4,998

Pool #932638, 5.00%, 3/1/40	13,533	14,858

Pool #946869, 6.00%, 9/1/37	1,473	1,624

Pool #955782, 6.50%, 10/1/37	859	968

Pool #966610, 6.00%, 12/1/37	2,756	3,040

Pool #990702, 6.50%, 9/1/38	3,531	3,968

Pool #991529, 6.00%, 11/1/38	5,213	5,777

Pool #993739, 6.00%, 9/1/38	3,803	4,193

Pool #AA7583, 4.50%, 6/1/39	5,351	5,765

Pool #AB1470, 4.50%, 9/1/40	6,941	7,394

Pool #AB2693, 4.50%, 4/1/41	12,699	13,681

Pool #AB3114, 5.00%, 6/1/41	7,400	8,064
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.0% (4) – continued

Fannie Mae – 28.5% – continued

Pool #AC6767, 4.50%, 1/1/40	$4,092	$4,408

Pool #AC9581, 5.50%, 1/1/40	6,637	7,296

Pool #AD0496, 6.00%, 10/1/39	12,630	13,952

Pool #AD0915, 5.50%, 12/1/38	436	479

Pool #AD1645, 5.00%, 3/1/40	16,117	17,576

Pool #AD6929, 5.00%, 6/1/40	6,793	7,408

Pool #AE6371, 4.00%, 12/1/40	13,565	14,232

Pool #AE6415, 4.00%, 10/1/40	7,659	8,128

Pool #AH1166, 4.50%, 12/1/40	15,469	16,607

Pool #AH1507, 4.50%, 12/1/40	11,830	12,745

Pool #AI4294, 4.50%, 6/1/41	4,720	5,036

Pool #AI5826, 4.00%, 9/1/41	10,468	10,988

Pool #AI9518, 4.00%, 9/1/41	15,107	15,856

Pool #AJ2166, 4.00%, 10/1/41	18,879	19,816

Pool #AJ4048, 4.00%, 10/1/41	9,349	9,871

Pool TBA, 6.50%, 4/1/29 (3)	5,125	5,740

6.00%, 4/15/34 (3)	42,400	46,713

4.00%, 4/1/39 (3)	63,300	66,366

4.50%, 12/31/49 (3)	8,452	8,990

5.00%, 12/31/49 (3)	11,309	12,196

5.50%, 12/31/49 (3)	38,225	41,582
		472,130

Freddie Mac – 0.9%

Pool #1B3575, 6.04%, 9/1/37	2,182	2,369

Pool #1G2296, 6.20%, 11/1/37	5,006	5,463

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.0% (4) – continued

Freddie Mac – 0.9% – continued

Pool #1J0365, 5.50%, 4/1/37	$1,790	$1,880

Pool #1J2840, 5.88%, 9/1/37	1,495	1,599
Pool #848076, 5.48%, 6/1/38	3,773	4,076
		15,387

Freddie Mac Gold – 2.8%

Pool #A62213, 6.00%, 6/1/37	5,107	5,711

Pool #A65182, 6.50%, 9/1/37	7,436	8,344

Pool #A92650, 5.50%, 6/1/40	630	685

Pool #C00910, 7.50%, 1/1/30	309	369

Pool #C02790, 6.50%, 4/1/37	3,795	4,278

Pool #C02838, 5.50%, 5/1/37	5,397	5,919

Pool #C03517, 4.50%, 9/1/40	8,335	8,843

Pool #G01954, 5.00%, 11/1/35	4,436	4,784
Pool TBA, 5.00%, 4/15/33 (3)	7,900	8,505
		47,438

Government National Mortgage Association – 0.5%

Series 2008, Class 8A, 3.61%, 8/16/27	838	842
Series 2012, Class 2A, 1.86%, 6/16/31	6,767	6,830
		7,672

Government National Mortgage Association II – 0.3%
Pool #82581, 4.00%, 7/20/40	4,093	4,357
Total U.S. Government Agencies
(Cost $533,625)		546,984

U.S. Treasury Bonds – 4.2%
3.13%, 11/15/41	$73,055	$70,076

U.S. Treasury Inflation Indexed Notes – 2.5%
0.63%, 4/15/13	37,905	41,697

U.S. Treasury Notes – 11.9%

0.38%, 3/15/15	31,455	31,335

0.88%, 2/28/17	2,045	2,031

1.00%, 3/31/17	132,705	132,425
2.00%, 2/15/22	31,300	30,698
		196,489
Total U.S. Government Obligations
(Cost $310,325)		308,262

MUNICIPAL BONDS – 0.4%

Ohio – 0.4%
American Municipal Power-Ohio, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	5,365	7,143
Total Municipal Bonds
(Cost $5,365)		7,143

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 20.5%
Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	339,297,439	$339,297
Total Investment Companies
(Cost $339,297)		339,297

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.04%, 6/21/12	$2,150	$2,150
Total Short-Term Investments
(Cost $2,150)		2,150

Total Investments – 115.4%
(Cost $1,881,262)		1,914,789
Liabilities less Other Assets – (15.4)%		(256,116)
NET ASSETS – 100.0%		$1,658,673

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

(1)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $ 116,421,000 or 7.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Aristotle Holding, Inc. 3.90%, 2/15/22	2/6/12	$2,940

Cargill, Inc. 1.90%, 3/1/17	2/21/12	1,632

CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, 5/1/17	1/4/10	4,841

Continental Resources, Inc. 5.00%, 9/15/22	3/5/12	5,120

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 5.15%, 3/15/42	3/5/12	3,064

ERAC USA Finance LLC 7.00%, 10/15/37	10/10/07-9/29/11	4,121

Fidelity National Information Services, Inc. 5.00%, 3/15/22	3/5/12	5,120

FMR LLC 6.45%, 11/15/39	1/6/10-11/16/11	7,435

FUEL Trust 4.21%, 4/15/16	8/15/11-9/29/11	1,883

Heineken N.V. 3.40%, 4/1/22	3/29/12	3,142

Hyatt Hotels Corp. 6.88%, 8/15/19	8/10/09	4,574

Hyundai Capital America 4.00%, 6/8/17	12/1/11	1,663

ING Bank N.V. 2.00%, 10/18/13	10/13/10	998

Kinder Morgan Finance Co. LLC 6.00%, 1/15/18	4/14/11-9/29/11	4,304

Liberty Mutual Group, Inc. 5.75%, 3/15/14	6/16/09-1/5/10	2,410

Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/1/19	2/28/12	5,969

Lloyds TSB Bank PLC 6.50%, 9/14/20	9/7/10	3,494

LyondellBasell Industries N.V. 5.00%, 4/15/19	3/26/12	4,300

LyondellBasell Industries N.V. 6.00%, 11/15/21	11/4/11-11/18/11	2,648

Macquarie Group Ltd. 7.30%, 8/1/14	12/14/10-12/15/10	3,264

Metropolitan Life Global Funding I 2.50%, 9/29/15	9/22/10	2,499
SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Nissan Motor Acceptance Corp. 4.50%, 1/30/15	1/20/10-11/16/11	$3,794

Peabody Energy Corp. 6.25%, 11/15/21	11/8/11	4,650

Pernod-Ricard S.A. 4.45%, 1/15/22	10/20/11-11/17/11	3,412

Pernod-Ricard S.A. 4.25%, 7/15/22	1/5/12	692

Phillips 66 4.30%, 4/1/22	3/7/12	3,023

PPL WEM Holdings PLC 3.90%, 5/1/16	4/18/11	3,471

Pricoa Global Funding I 5.45%, 6/11/14	6/4/09	2,485

Rock-Tenn Co. 4.45%, 3/1/19	2/14/12	2,383

SABMiller Holdings, Inc. 1.85%, 1/15/15	1/11/12	950

SABMiller PLC 6.50%, 7/1/16	10/28/10-9/29/11	2,168

Telefonica Moviles Chile S.A. 2.88%, 11/9/15	11/3/10	3,741

UR Financing Escrow Corp. 5.75%, 7/15/18	2/24/12-2/27/12	4,386
URS Corp. 5.00%, 4/1/22	3/8/12	3,072

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	When-Issued Security.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $165,391,000 with net purchases of approximately $173,906,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN IFUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
US Agency	28.1%
US Treasury	16.6
AAA	2.7
AA	1.7
A	6.2
BAA	15.2
BA	10.1
B	1.5
Cash Equivalents	17.9

Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –	$52,625 (1)	$ –	$52,625
Corporate Bonds	–	516,769 (1)	–	516,769
Foreign Issuer Bonds	–	141,559 (1)	–	141,559
U.S. Government Agencies	–	546,984 (1)	–	546,984
U.S. Government Obligations	–	308,262 (1)	–	308,262
Municipal Bonds	–	7,143	–	7,143
Investment Companies	339,297	–	–	339,297
Short-Term Investments	–	2,150	–	2,150
Total Investments	$339,297	$1,575,492	$ –	$1,914,789

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 96.9%

Australian Dollar – 1.7%

Government of Australia, 4.75%, 10/21/15	$161	$174

4.75%, 6/15/16	18	19

5.75%, 5/15/21	90	106

5.75%, 7/15/22	76	90

4.75%, 4/21/27	5	5
		394

British Pound Sterling – 8.8%

Treasury of Great Britain, 4.50%, 3/7/13	75	125

2.25%, 3/7/14	50	83

2.75%, 1/22/15	50	85

3.75%, 9/7/19	131	240

4.00%, 3/7/22	166	308

5.00%, 3/7/25	50	102

4.25%, 12/7/27	35	65

4.75%, 12/7/30	100	198

4.25%, 6/7/32	126	235

4.25%, 3/7/36	40	74

4.75%, 12/7/38	70	140

4.25%, 12/7/40	32	59

4.50%, 12/7/42	50	97

4.25%, 12/7/49	100	189
		2,000

Canadian Dollar – 3.5%
Government of Canada, 5.00%, 6/1/14	730	791

Danish Krone – 0.8%

Government of Denmark, 4.00%, 11/15/12	100	18

4.00%, 11/15/15	375	76

4.00%, 11/15/19	132	28

3.00%, 11/15/21	170	34

4.50%, 11/15/39	150	38
		194

Euro – 22.4%

Bundesobligation, 4.00%, 10/11/13	200	282

2.25%, 4/11/14	200	278

2.25%, 4/10/15	374	527

Bundesschatzanweisungen, 1.00%, 12/14/12	28	38

1.50%, 3/15/13	30	40

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 96.9% – continued

Euro – 22.4% – continued

Buoni Poliennali Del Tesoro, 4.25%, 8/1/13	$101	$138

5.00%, 3/1/25(2)	57	74

5.25%, 11/1/29	157	202

5.00%, 8/1/34	62	74

Deutschland Bundesrepublik, 3.75%, 1/4/17	200	304

3.00%, 7/4/20	83	124

2.50%, 1/4/21	56	80

3.25%, 7/4/21	27	41

2.25%, 9/4/21	23	32

6.25%, 1/4/24	37	71

4.75%, 7/4/28	57	99

6.25%, 1/4/30	35	71

4.75%, 7/4/34	33	60

4.75%, 7/4/40	78	153

3.25%, 7/4/42	13	21

Government of France O.A.T., 3.75%, 10/25/19	202	294

3.75%, 4/25/21	52	75

6.00%, 10/25/25	111	192

5.50%, 4/25/29	44	73

5.75%, 10/25/32	63	111

4.00%, 10/25/38	66	94

4.00%, 4/25/55	39	55

Government of Netherlands, 3.75%, 7/15/14	90	129

4.00%, 7/15/16	143	214

4.00%, 7/15/19	107	163

3.50%, 7/15/20	74	110

3.25%, 7/15/21	71	102

3.75%, 1/15/23	25	38

7.50%, 1/15/23	58	115

5.50%, 1/15/28	58	106

4.00%, 1/15/37	38	62

3.75%, 1/15/42	17	28

Government of Spain, 5.00%, 7/30/12	57	77

2.50%, 10/31/13	50	67

3.30%, 10/31/14	174	236

3.80%, 1/31/17	20	26
		5,076

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 96.9% – continued

Japanese Yen – 28.8%

European Investment Bank, 1.40%, 6/20/17	$40,000	$508

Government of Japan Five Year Bonds, 0.40%, 9/20/15	36,000	438

Government of Japan Forty Year Bonds, 2.40%, 3/20/48	6,150	81

Government of Japan Ten Year Bonds, 1.50%, 9/20/14	40,000	499

1.50%, 9/20/15	44,300	559

1.50%, 12/20/17	60,000	769

1.30%, 12/20/18	40,000	507

1.30%, 9/20/19	18,500	234

1.00%, 9/20/20	19,000	233

Government of Japan Thirty Year Bonds, 2.50%, 9/20/36	12,050	164

2.20%, 9/20/39	19,000	244

Government of Japan Twenty Year Bonds, 1.90%, 3/22/21	50,000	658

1.80%, 6/20/23	50,000	648

1.80%, 6/20/30	1,450	18
Landwirtschaftliche Rentenbank, 1.38%, 4/25/13	80,000	979
		6,539

United States Dollar – 30.9%

Freddie Mac, 5.13%, 7/15/12	750	761

U.S. Treasury Bonds, 8.75%, 5/15/17	300	415

7.13%, 2/15/23	141	207

6.00%, 2/15/26	120	166

6.50%, 11/15/26	158	229

6.38%, 8/15/27	100	145

6.13%, 8/15/29	99	141

5.38%, 2/15/31	75	101

4.50%, 2/15/36	151	185

3.50%, 2/15/39	223	231

4.25%, 5/15/39	350	412

4.75%, 2/15/41	236	301

U.S. Treasury Notes, 1.88%, 4/30/14	130	134

2.63%, 6/30/14	500	525

4.88%, 8/15/16	549	643

3.13%, 10/31/16	600	658

4.25%, 11/15/17	322	375

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 96.9% – continued

United States Dollar – 30.9% – continued

3.50%, 5/15/20	$380	$428

2.63%, 8/15/20	378	399

2.00%, 2/15/22	562	551
		7,007
Total Debt Obligations
(Cost $20,283)		22,001

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.5%
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	329,984	$330
Total Investment Companies
(Cost $330)		330

Total Investments – 98.4%
(Cost $20,613)		22,331
Other Assets less Liabilities – 1.6%		364
NET ASSETS – 100.0%		$22,695

(1)	Principal amounts stated in local currencies.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $681,000 with net sales of approximately $351,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Global Fixed Income Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Euro	160	United States Dollar	213	4/3/12	$(1)
Australian Dollar	124	United States Dollar	132	5/18/12	4
British Pound	65	United States Dollar	103	5/18/12	(1)
British Pound	222	United States Dollar	350	5/18/12	(5)
Canadian Dollar	250	United States Dollar	250	5/18/12	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND continued	March 31, 2012

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Euro	213	United States Dollar	280	5/18/12	$(4)
Euro	256	United States Dollar	340	5/18/12	(2)
Japanese Yen	116,204	United States Dollar	1,500	5/18/12	95
United States Dollar	390	Euro	294	5/18/12	3
United States Dollar	213	Euro	160	5/18/12	1
United States Dollar	458	Euro	345	5/18/12	2
United States Dollar	1,395	Japanese Yen	108,190	5/18/12	(88)
United States Dollar	1,092	Japanese Yen	90,105	5/18/12	(3)
United States Dollar	137	Swedish Krona	917	5/18/12	1

Total					$2

At March 31, 2012, the quality distribution (unaudited) for the Global Fixed Income Fund was:

QUALITY DISTRIBUTION *	% OF LONG-TERM INVESTMENTS
U.S. Government	28.5%
Agency	3.4
Aaa	40.0
Aa	22.6
A	4.0
Cash Equivalents	1.5

Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies, foreign government agencies, and their respective sponsored enterprises. Reserves consist of short-term cash and cash equivalent securities, including U.S. Treasury bills. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Fixed Income Fund’s investments and other financial instruments, which are carried at fair value of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Debt Obligations	$–	$22,001 (1)	–	$22,001
Investment Companies	330	–	–	330
Total Investments	$330	$22,001	$–	$22,331

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency Exchange Contracts	$–	$106	$–	$106
Liabilities
Foreign Currency Exchange Contracts	–	(104)	–	(104)
Total Other Financial Instruments	$–	$2	$–	$2

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period . At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1%

Auto Manufacturers – 1.0%

Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	$24,845	$24,969
Navistar International Corp., 8.25%, 11/1/21	28,244	30,786
		55,755

Auto Parts & Equipment – 2.5%

Allison Transmission, Inc., 7.13%, 5/15/19 (1)	25,690	26,589

Goodyear Tire & Rubber (The) Co., 8.25%, 8/15/20	25,808	27,421

Meritor, Inc., 10.63%, 3/15/18	25,100	26,983

Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (1)	27,850	27,711
UCI International, Inc., 8.63%, 2/15/19	22,850	23,478
		132,182

Banks – 0.5%
Capital One Capital V, 10.25%, 8/15/39	24,560	25,235

Chemicals – 1.2%

Hexion US Finance Corp., 6.63%, 4/15/20 (1)	20,975	21,447

Huntsman International LLC, 8.63%, 3/15/20	20,900	23,355
JM Huber Corp., 9.88%, 11/1/19 (1)	17,070	17,753
		62,555

Coal – 0.9%

Arch Coal, Inc., 7.00%, 6/15/19 (1)	29,273	27,004
SunCoke Energy, Inc., 7.63%, 8/1/19	22,450	23,068
		50,072

Commercial Services – 5.3%

Alliance Data Systems Corp., 6.38%, 4/1/20 (1)	26,800	27,269

Brickman Group Holdings, Inc., 9.13%, 11/1/18 (1)	21,752	20,991

Hertz (The) Corp., 7.50%, 10/15/18	12,875	13,664

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Commercial Services – 5.3% – continued

6.75%, 4/15/19 (1)	$14,375	$14,878

7.38%, 1/15/21	10,725	11,422

Iron Mountain, Inc., 7.75%, 10/1/19	9,110	9,953

8.38%, 8/15/21	12,200	13,267

Monitronics International, Inc., 9.13%, 4/1/20 (1)	21,075	21,338

Neff Rental LLC/Neff Finance Corp., 9.63%, 5/15/16 (1)	21,471	21,310

Production Resource Group, Inc., 8.88%, 5/1/19 (1)	25,700	21,781

RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.25%, 11/15/19	23,375	26,180

Service Corp. International, 7.50%, 4/1/27	28,729	29,088

ServiceMaster Co., 8.00%, 2/15/20 (1)	18,643	19,855

Sunstate Equipment Co. LLC/Sunstate Equipment Co., Inc., 12.00%, 6/15/16 (1)	10,575	10,760
TransUnion Holding Co., Inc., 9.63%, 6/15/18 (1)	19,050	20,050
		281,806

Cosmetics/Personal Care – 0.4%
Revlon Consumer Products Corp., 9.75%, 11/15/15	18,900	20,317

Distribution/Wholesale – 0.5%
American Tire Distributors, Inc., 9.75%, 6/1/17	24,700	26,614

Diversified Financial Services – 1.0%

ACE Cash Express, Inc., 11.00%, 2/1/19 (1)	10,550	9,653

Community Choice Financial, Inc., 10.75%, 5/1/19 (1)	26,775	26,139
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 8.00%, 1/15/18 (1)	19,200	19,968
		55,760

Electric – 4.0%

AES (The) Corp., 9.75%, 4/15/16	24,379	28,523

Calpine Corp., 7.50%, 2/15/21 (1)	17,050	18,201

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Electric – 4.0% – continued

7.88%, 1/15/23 (1)	$19,700	$21,276

Covanta Holding Corp., 6.38%, 10/1/22	16,885	17,155

Energy Future Holdings Corp., 10.00%, 1/15/20	42,689	46,317

North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16 (2)	21,348	23,536

NRG Energy, Inc., 7.38%, 1/15/17	21,365	22,220

8.25%, 9/1/20	12,820	12,628
Puget Energy, Inc., 6.50%, 12/15/20	20,240	22,194
		212,050

Electronics – 1.1%

Sanmina-SCI Corp., 7.00%, 5/15/19 (1)	27,175	27,719
Viasystems, Inc., 12.00%, 1/15/15 (1)	26,790	28,799
		56,518

Engineering & Construction – 0.2%
MasTec, Inc., 7.63%, 2/1/17	9,850	10,232

Entertainment – 1.5%

AMC Entertainment, Inc., 8.75%, 6/1/19	24,275	25,428

National CineMedia LLC, 7.88%, 7/15/21	23,040	24,538
Pinnacle Entertainment, Inc., 7.75%, 4/1/22	28,748	30,113
		80,079

Environmental Control – 0.4%
Casella Waste Systems, Inc., 7.75%, 2/15/19	24,490	24,245

Food – 1.5%

BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19 (1)	18,750	19,875

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.25%, 9/1/17 (1)	5,237	5,682

Post Holdings, Inc., 7.38%, 2/15/22 (1)	29,700	31,111

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Food – 1.5% – continued
U.S. Foodservice, 8.50%, 6/30/19 (1)	$26,175	$26,502
		83,170

Forest Products & Paper – 0.9%

P.H. Glatfelter Co., 7.13%, 5/1/16	19,920	20,368
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19(1)	28,000	28,840
		49,208

Gaming – 2.4%

Peninsula Gaming LLC/Peninsula Gaming Corp., 10.75%, 8/15/17	20,050	22,155

ROC Finance LLC/ROC Finance 1 Corp., 12.13%, 9/1/18 (1)	24,000	26,760

Scientific Games International, Inc., 9.25%, 6/15/19	22,252	24,644

Station Casinos LLC, 3.65%, 6/18/18 (1)	38,400	26,400
Yonkers Racing Corp., 11.38%, 7/15/16 (1)	28,822	30,912
		130,871

Gas Distribution – 0.3%
AmeriGas Partners L.P./AmeriGas Finance Corp., 6.25%, 8/20/19	16,625	16,604

Hand/Machine Tools – 0.4%

Thermadyne Holdings Corp., 9.00%, 12/15/17	16,300	16,708

9.00%, 12/15/17 (1)	7,200	7,380
		24,088

Healthcare – Products – 0.9%

Accellent, Inc., 10.00%, 11/1/17	26,947	21,995

Biomet, Inc., 11.63%, 10/15/17	15,739	17,018
DJO Finance LLC/DJO Finance Corp., 9.75%, 10/15/17	13,280	9,894
		48,907

Healthcare – Services – 4.5%

American Renal Associates Holdings, Inc., 9.75%, 3/1/16	19,951	21,048

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Healthcare – Services – 4.5% – continued

AMERIGROUP Corp., 7.50%, 11/15/19	$28,836	$31,576

CHS/Community Health Systems, Inc., 8.00%, 11/15/19 (1)	18,700	19,308

8.00%, 11/15/19 (1)	4,800	4,968

Emergency Medical Services Corp., 8.13%, 6/1/19 (1)	29,863	30,684

HCA Holdings, Inc., 7.75%, 5/15/21	25,075	25,921

HCA, Inc., 6.50%, 2/15/20	15,340	16,107

HealthSouth Corp., 8.13%, 2/15/20	25,357	27,766

Multiplan, Inc., 9.88%, 9/1/18 (1)	26,500	28,620

Tenet Healthcare Corp., 6.88%, 11/15/31	27,490	23,504
USPI Finance Corp., 9.00%, 4/1/20 (1)(3)	9,600	9,888
		239,390

Home Builders – 1.0%

Beazer Homes USA, Inc., 6.88%, 7/15/15	19,200	18,000

9.13%, 6/15/18	17,150	14,985
Meritage Homes Corp., 7.15%, 4/15/20	18,629	19,188
		52,173

Household Products/Wares – 1.0%

American Greetings Corp., 7.38%, 12/1/21	30,475	31,237
Prestige Brands, Inc., 8.25%, 4/1/18	21,810	23,827
		55,064

Insurance – 2.0%

CNO Financial Group, Inc., 9.00%, 1/15/18 (1)	29,509	31,870

Glen Meadow Pass-Through Trust, 6.51%, 2/12/67 (1)	30,975	23,773

Liberty Mutual Group, Inc., 10.75%, 6/15/58 (1)	25,859	34,586
Symetra Financial Corp., 8.30%, 10/15/37 (1)	16,505	16,175
		106,404

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Iron/Steel – 0.3%
AK Steel Corp., 8.38%, 4/1/22	$19,150	$18,576

Lodging – 1.5%

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	14,825	16,159

12.75%, 4/15/18	20,750	18,001

10.00%, 12/15/18	14,300	11,047

Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.50%, 2/15/20 (1)	6,725	6,843
MGM Resorts International, 8.63%, 2/1/19 (1)	25,950	27,831
		79,881

Media – 5.5%

Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 (1)	27,700	28,531

Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, 11/15/17 (1)	25,174	27,030

Clear Channel Communications, Inc., 10.75%, 8/1/16	21,375	16,138

9.00%, 3/1/21	21,125	19,012

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20 (1)	19,150	18,767

DISH DBS Corp., 6.75%, 6/1/21	19,300	20,796

Harron Communications L.P./Harron Finance Corp., 9.13%, 4/1/20 (1)	13,250	13,250

Hughes Satellite Systems Corp., 7.63%, 6/15/21	26,068	27,958

McClatchy (The) Co., 11.50%, 2/15/17	35,484	37,702

Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	9,054	9,326

Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22 (1)	21,475	21,690

Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/1/19 (1)	17,500	17,456
Univision Communications, Inc., 8.50%, 5/15/21 (1)	35,382	35,028
		292,684

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Miscellaneous Manufacturing – 0.6%
Park-Ohio Industries, Inc., 8.13%, 4/1/21	$30,000	$30,900

Oil & Gas – 5.0%

Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (1)	22,590	23,494

Bill Barrett Corp., 7.00%, 10/15/22	25,850	24,945

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	28,385	30,159

7.88%, 4/15/22 (1)	5,325	5,431

Clayton Williams Energy, Inc., 7.75%, 4/1/19	21,975	21,865

Laredo Petroleum, Inc., 9.50%, 2/15/19	26,550	29,537

Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20	33,832	36,454

Oasis Petroleum, Inc., 6.50%, 11/1/21	10,575	10,628

Swift Energy Co., 7.13%, 6/1/17	20,580	21,352

Unit Corp., 6.63%, 5/15/21	21,380	21,861

Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/1/20	11,975	11,960
WPX Energy, Inc., 6.00%, 1/15/22 (1)	30,725	30,725
		268,411

Oil & Gas Services – 1.8%

Basic Energy Services, Inc., 7.75%, 2/15/19	27,356	28,040

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (1)	25,825	25,631

Dresser-Rand Group, Inc., 6.50%, 5/1/21	21,195	22,149
Exterran Holdings, Inc., 7.25%, 12/1/18	22,725	21,816
		97,636

Oil Refining & Marketing – 1.2%

Citgo Petroleum Corp., 11.50%, 7/1/17 (1)	31,517	35,299

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Oil Refining & Marketing – 1.2% – continued
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 (1)	$28,300	$28,866
		64,165

Packaging & Containers – 2.7%

Berry Plastics Corp., 9.50%, 5/15/18	31,070	32,934

Exopack Holding Corp., 10.00%, 6/1/18	27,985	29,384

Plastipak Holdings, Inc., 10.63%, 8/15/19 (1)	20,700	23,598

Pretium Packaging LLC/Pretium Finance, Inc., 11.50%, 4/1/16	22,415	23,536

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.00%, 4/15/19 (1)	28,250	27,826

7.88%, 8/15/19 (1)	4,600	4,945
		142,223

Pharmaceuticals – 0.5%

Alvogen Pharma US, Inc., 10.50%, 3/15/19 (1)(2)	14,375	14,375

JPR Royalty Sub LLC, 14.00%, 12/1/20 (2)	8,000	8,000
QHP Royalty Sub LLC, 10.25%, 3/15/15 (1)(2)	2,277	2,292
		24,667

Pipelines – 2.8%

Chesapeake Midstream Partners L.P./CHKM Finance Corp., 6.13%, 7/15/22 (1)	19,025	19,168

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 7.75%, 4/1/19 (1)	13,725	14,051

Energy Transfer Equity L.P., 7.50%, 10/15/20	20,935	23,238

Genesis Energy L.P./Genesis Energy Finance Corp., 7.88%, 12/15/18	24,450	24,939

Holly Energy Partners L.P./Holly Energy Finance Corp., 8.25%, 3/15/18	21,850	23,161

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Pipelines – 2.8% – continued

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.88%, 4/1/18	$20,750	$21,373

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 7.88%, 10/15/18	16,950	18,136

6.88%, 2/1/21	6,733	7,002
		151,068

Real Estate Investment Trusts – 1.2%

Entertainment Properties Trust, 7.75%, 7/15/20	22,075	23,212

MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, 2/15/22	9,600	9,744

Omega Healthcare Investors, Inc., 5.88%, 3/15/24 (1)	18,875	18,497
Senior Housing Properties Trust, 6.75%, 12/15/21	11,550	12,253
		63,706

Retail – 5.6%

99 Cents Only Stores, 11.00%, 12/15/19 (1)	27,500	29,425

CKE Holdings, Inc., 10.50%, 3/14/16 (1)	5,070	5,222

CKE Restaurants, Inc., 11.38%, 7/15/18	29,290	33,464

Fiesta Restaurant Group, 8.88%, 8/15/16 (1)	21,640	22,830

Jo-Ann Stores, Inc., 8.13%, 3/15/19 (1)	30,906	31,061

Landry’s, Inc., 11.63%, 12/1/15	28,015	31,202

NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 1/15/20 (1)	25,325	27,604

Pantry (The), Inc., 7.75%, 2/15/14	28,506	28,470

Rite Aid Corp., 9.25%, 3/15/20 (1)	28,225	28,507

Sonic Automotive, Inc., 9.00%, 3/15/18	21,395	23,160
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	35,331	38,688
		299,633

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Semiconductors – 0.5%
Freescale Semiconductor, Inc., 9.25%, 4/15/18 (1)	$26,563	$29,086

Software – 1.9%

Epicor Software Corp., 8.63%, 5/1/19	25,950	26,534

First Data Corp., 7.38%, 6/15/19 (1)	24,875	25,342

Lawson Software, Inc., 11.50%, 7/15/18 (1)	18,080	19,978
Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (1)	28,091	29,987
		101,841

Telecommunications – 7.6%

Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	29,200	23,068

Avaya, Inc., 10.13%, 11/1/15 (4)	29,525	29,230

Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (1)	17,250	16,991

CPI International, Inc., 8.00%, 2/15/18	21,600	19,062

Earthlink, Inc., 8.88%, 5/15/19	28,825	27,888

Frontier Communications Corp., 8.50%, 4/15/20	19,450	20,471

8.75%, 4/15/22	6,925	7,306

9.00%, 8/15/31	13,215	12,819

GCI, Inc., 8.63%, 11/15/19	28,130	30,627

Level 3 Financing, Inc., 8.63%, 7/15/20 (1)	24,000	25,200

Nextel Communications, Inc., 6.88%, 10/31/13	14,865	14,865

NII Capital Corp., 8.88%, 12/15/19	21,545	22,568

PAETEC Holding Corp., 9.88%, 12/1/18	16,970	19,176

Qwest Capital Funding, Inc., 7.75%, 2/15/31	31,210	30,276

Sprint Nextel Corp., 9.13%, 3/1/17 (1)	13,875	13,806

9.00%, 11/15/18 (1)	16,375	17,972

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 77.1% – continued

Telecommunications – 7.6% – continued

Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.25%, 8/15/16 (1)	$31,890	$27,824

West Corp., 8.63%, 10/1/18	24,455	26,839
Windstream Corp., 8.13%, 9/1/18	19,505	20,870
		406,858

Transportation – 1.8%

ACL I Corp., 10.63%, 2/15/16 (1)	27,701	27,771

AMGH Merger Sub, Inc., 9.25%, 11/1/18 (1)	13,190	13,718

Florida East Coast Holdings Corp., 10.50%, 8/1/17	10,706	8,565

Florida East Coast Railway Corp., 8.13%, 2/1/17	17,510	17,860
Quality Distribution LLC/QD Capital Corp., 9.88%, 11/1/18	25,900	28,425
		96,339

Trucking & Leasing – 1.2%

Air Lease Corp., 5.63%, 4/1/17 (1)	11,475	11,432

7.38%, 1/30/19 (1)(2)	24,000	24,480
International Lease Finance Corp., 8.75%, 3/15/17	25,412	28,271
		64,183
Total Corporate Bonds
(Cost $4,027,811)		4,131,156

FOREIGN ISSUER BONDS – 17.6%

Aerospace/Defense – 0.5%
Bombardier, Inc., 7.45%, 5/1/34 (1)	26,906	27,579

Aluminum – 0.5%

Novelis, Inc., 8.38%, 12/15/17	11,087	12,029

8.75%, 12/15/20	15,384	16,846
		28,875

Computers – 0.6%

MMI International Ltd., 8.00%, 3/1/17 (1)	17,555	18,169

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.6% – continued

Computers – 0.6% – continued
Seagate HDD Cayman, 6.88%, 5/1/20	$14,470	$15,393
		33,562

Diversified Financial Services – 0.5%
National Money Mart Co., 10.38%, 12/15/16	25,505	28,183

Food – 0.6%
JBS Finance II Ltd., 8.25%, 1/29/18 (1)	30,000	30,555

Insurance – 1.9%

Catlin Insurance Co. Ltd., 7.25%, 1/19/17 (1)(2)	28,536	26,110

QBE Capital Funding III Ltd., 7.25%, 5/24/41 (1)	31,705	29,882

White Mountains Re Group Ltd., 7.51%, 6/30/17 (1)	20,290	19,489
XL Capital PLC, 6.50%, 4/15/17	29,165	24,571
		100,052

Iron/Steel – 0.5%
Ferrexpo Finance PLC, 7.88%, 4/7/16 (1)	28,825	26,663

Machinery – Construction & Mining – 0.4%
Boart Longyear Management Pty Ltd., 7.00%, 4/1/21 (1)	22,625	23,643

Media – 1.8%

Kabel BW GmbH, 7.50%, 3/15/19 (1)	26,320	28,426

Nara Cable Funding Ltd., 8.88%, 12/1/18 (1)	19,175	18,216

8.88%, 12/1/18 (1)	11,475	14,319

UPC Holding B.V., 9.88%, 4/15/18 (1)	24,042	26,566
UPCB Finance V Ltd., 7.25%, 11/15/21 (1)	5,775	6,107
		93,634

Mining – 0.6%

Midwest Vanadium Pty Ltd., 11.50%, 2/15/18 (1)	9,600	6,624

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.6% – continued

Mining – 0.6% – continued
Vedanta Resources PLC, 9.50%, 7/18/18 (1)	$25,975	$26,235
		32,859

Oil & Gas – 2.6%

Kodiak Oil & Gas Corp., 8.13%, 12/1/19 (1)	26,025	27,522

Lone Pine Resources Canada Ltd., 10.38%, 2/15/17 (1)	24,000	24,540

Lukoil International Finance B.V., 6.13%, 11/9/20 (1)	30,250	32,065

OGX Austria GmbH, 8.50%, 6/1/18 (1)	26,675	27,715
PetroBakken Energy Ltd., 8.63%, 2/1/20 (1)	25,350	26,427
		138,269

Oil & Gas Services – 0.5%
Offshore Group Investments Ltd., 11.50%, 8/1/15	24,355	26,791

Pharmaceuticals – 0.6%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	30,230	31,515

Telecommunications – 4.4%

Columbus International, Inc., 11.50%, 11/20/14 (1)	20,500	22,745

Digicel Group Ltd., 8.88%, 1/15/15 (1)	10,975	11,167

10.50%, 4/15/18 (1)	16,920	18,697

Digicel Ltd., 7.00%, 2/15/20 (1)	7,675	7,809

Eileme 1 AB, 14.25%, 8/15/20 (1)	14,400	13,464

Eileme 2 AB, 11.63%, 1/31/20 (1)	14,400	15,012

Intelsat Luxembourg S.A., 11.25%, 2/4/17	34,535	35,916

11.50%, 2/4/17 (4)	28,151	29,277

Sable International Finance Ltd., 8.75%, 2/1/20 (1)	18,330	19,430

Telemovil Finance Co. Ltd., 8.00%, 10/1/17 (1)	28,450	29,446

Wind Acquisition Finance S.A., 11.75%, 7/15/17 (1)	25,190	24,812

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.6% – continued

Telecommunications – 4.4% – continued
Wind Acquisition Holdings Finance S.A., 12.25%, 7/15/17 (1)(4)	$9,954	$8,809
		236,584

Transportation – 0.7%

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.63%, 11/1/17	20,155	18,139
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 9.25%, 4/15/19	20,305	17,767
		35,906

Trucking & Leasing – 0.9%

Aircastle Ltd., 6.75%, 4/15/17 (1)	14,350	14,350

7.63%, 4/15/20 (1)	6,700	6,700
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (1)	26,139	27,250
		48,300
Total Foreign Issuer Bonds
(Cost $924,798)		942,970

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.0%

Oil & Gas – 0.0%
Compton Petroleum Corp.	756,583	$3,003
Total Common Stocks
(Cost $7,486)		3,003

PREFERRED STOCKS – 0.8%

Banks – 0.4%
Santander Finance Preferred S.A.U.	905,000	24,155

Diversified Financial Services – 0.4%
GMAC Capital Trust I	905,850	20,934
Total Preferred Stocks
(Cost $46,812)		45,089

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Compton Petroleum Corp. Exp. 8/23/14, Strike $11.92 *	42,192	$93
Total Warrants
(Cost $ – )		93

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.8%
Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	202,798,433	$202,798
Total Investment Companies
(Cost $202,798)		202,798
Total Investments – 99.3%
(Cost $5,209,705)		5,325,109
Other Assets less Liabilities – 0.7%		35,159
NET ASSETS – 100.0%		$5,360,268

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $98,793,000 or 1.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Alvogen Pharma US, Inc., 10.50%, 3/15/19	3/31/12	$14,375

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	4/29/09- 3/07/12	22,360

JPR Royalty Sub LLC, 14.00%, 12/1/20	3/10/11	8,000

North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16	9/22/09- 1/31/12	22,741

QHP Royalty Sub LLC, 10.25%, 3/15/15	10/27/09	2,277
Air Lease Corp., 7.38%, 1/30/19	1/20/12	23,356

(3)	When-Issued Security.
(4)	Security is payment in-kind bond.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $116,293,000 with net purchases of approximately $86,505,000 during the fiscal year ended March 31, 2012.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution for High Yield Fixed Income Fund was:

QUALITY DISTRIBUTION *	% OF LONG TERM INVESTMENTS
BBB	2.4%
BB	21.9
B	42.7
CCC	24.3
CC to D	0.5
Not rated	4.5
Cash Equivalents	3.7

Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following techniques on Level 3 investments: The Fund valued certain securities using prices provided by a third party pricing provider.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds

Auto Manufacturers	$–		$55,755	$ –	$55,755

Auto Parts & Equipment	–		132,182	–	132,182

Banks	–		25,235	–	25,235

Chemicals	–		62,555	–	62,555

Coal	–		50,072	–	50,072

Commercial Services	–		281,806	–	281,806

Cosmetics/Personal Care	–		20,317	–	20,317

Distribution/Wholesale	–		26,614	–	26,614

Diversified Financial Services	–		55,760	–	55,760

Electric	–		212,050	–	212,050

Electronics	–		56,518	–	56,518

Engineering & Construction	–		10,232	–	10,232

Entertainment	–		80,079	–	80,079

Environmental Control	–		24,245	–	24,245

Food	–		83,170	–	83,170

Forest Products & Paper	–		49,208	–	49,208

Gaming	–		130,871	–	130,871

Gas Distribution	–		16,604	–	16,604

Hand/Machine Tools	–		24,088	–	24,088

Healthcare – Products	–		48,907	–	48,907

Healthcare – Services	–		239,390	–	239,390

Home Builders	–		52,173	–	52,173

Household

Products/Wares	–		55,064	–	55,064

Insurance	–		106,404	–	106,404

Iron/Steel	–		18,576	–	18,576

Lodging	–		79,881	–	79,881

Media	–		292,684	–	292,684

Miscellaneous Manufacturing	–		30,900	–	30,900

Oil & Gas	–		268,411	–	268,411

Oil & Gas Services	–		97,636	–	97,636

Oil Refining & Marketing	–		64,165	–	64,165

Packaging & Containers	–		142,223	–	142,223

Pharmaceuticals	–		2,292	22,375	24,667

Pipelines	–		151,068	–	151,068

Real Estate Investment Trust	–		63,706	–	63,706

Retail	–		299,633	–	299,633

Semiconductors	–		29,086	–	29,086
INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Software	$ –		$101,841	$ –	$101,841

Telecommunications	–		406,858	–	406,858

Transportation	–		96,339	–	96,339

Trucking & Leasing	–		39,703	24,480	64,183
Foreign Issuer Bonds Aerospace/Defense	–		27,579	–	27,579

Aluminum	–		28,875	–	28,875

Computers	–		33,562	–	33,562

Diversified Finan Services	–		28,183	–	28,183

Food	–		30,555	–	30,555

Insurance	–		100,052	–	100,052

Iron/Steel	–		26,663	–	26,663

Machinery – Construction & Mining	–		23,643	–	23,643

Media	–		79,315	14,319	93,634

Mining	–		32,859	–	32,859

Oil & Gas	–		138,269	–	138,269

Oil & Gas Services	–		26,791	–	26,791

Pharmaceuticals	–		31,515	–	31,515

Telecommunications	–		236,584	–	236,584

Transportation	–		35,906	–	35,906

Trucking & Leasing	–		48,300	–	48,300
Common Stocks	3,003	(1)	–	–	3,003
Preferred Stocks	45,089	(1)	–	–	45,089
Warrants	93	(1)	–	–	93
Investment Companies	202,798	(1)	–	–	202,798

Total Investments	$250,983		$5,012,952	$61,174	$5,325,109

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s) (1)	TRANSFERS OUT OF LEVEL 3 (000s) (1)(2)	BALANCE AS OF 3/31/12 (000s)

Corporate Bonds

Distribution/ Wholesale	$21,606	$1,982	$ –	$ –	$(2,465)	$8,759	$(29,882)	$–	$–	$–

Diversified Financial Services	–	–	–	1,124	–	23,356	–	–	–	24,480

Engineering & Construction	21,761	665	–	–	(334)	300	(12,160)	–	(10,232)	–

Pharmaceuticals	14,140	–	–	–	(101)	14,375	(3,747)	–	(2,292)	22,375

Pipelines	12,065	–	(215)	290	–	13,391	(11,480)	–	(14,051)	–

Foreign Issuer Bonds

Insurance	22,917	1,302	–	–	(452)	–	(23,767)	–	–	–

Iron/Steel	2,850	–	–	–	(2,030)	25,843	–	–	(26,663)	–

Media	–	–	–	–	(2,012)	16,331	–	–	–	14,319
Oil & Gas	5,177	–	–	(46)	–	–	(5,131)	–	–	–

Total	$100,516	$3,949	$(215)	$1,368	$(7,394)	$102,355	$(86,167)	$–	$(53,238)	$61,174

(1)	The value of Transfers Into and Out of Level 3 are measured using the fair value as of the end of the fiscal year ended, March 31, 2012.
(2)	Transferred out of Level 3 due to securities having evaluated prices based on observable inputs from multiple pricing vendors.

The amount of change in net unrealized appreciation/depreciation on investments in Level 3 securities still held at March 31, 2012 was approximately $908.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 38.6% (1)

Fannie Mae – 18.5%

Pool #555649, 7.50%, 10/1/32	$98	$117

Pool #745148, 5.00%, 1/1/36	5,373	5,810

Pool #893082, 2.68%, 9/1/36	1,047	1,124

Pool #AH1166, 4.50%, 12/1/40	3,378	3,626

Pool TBA, 6.00%, 4/1/37 (2)	5,520	6,082

5.00%, 5/15/39 (2)	10,545	11,372

5.50%, 5/15/39 (2)	11,000	11,966

4.00%, 4/15/40 (2)	15,325	16,067

Series 2007, Class 26C, 5.50%, 3/25/33	2,847	2,951
		59,115

Freddie Mac – 12.7%

1.00%, 3/8/17	7,050	6,952

1.25%, 5/12/17	18,955	18,930

Pool #1J0365, 5.50%, 4/1/37	637	669

Pool #1J2840, 5.88%, 9/1/37	1,409	1,508

Pool #1Q0323, 4.11%, 5/1/37	3,617	3,818

Pool #410092, 2.33%, 11/1/24	11	11

Series 3730, Class PL, 4.50%, 1/15/33	8,500	8,832
		40,720

Government National Mortgage Association – 4.1%

Series 2008, Class 8A, 3.61%, 8/16/27	479	481

Series 2011, Class 31A, 2.21%, 12/16/35	4,887	4,978

Series 2011, Class 49A, 2.45%, 7/16/38	3,924	4,021

Series 2011, Class 49AB, 2.80%, 1/16/34	3,355	3,443
		12,923

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 38.6% (1) – continued

Government National Mortgage Association II – 3.3%

Pool #82581, 4.00%, 7/20/40	$9,928	$10,568
Total U.S. Government Agencies
(Cost $122,582)		123,326

U.S. GOVERNMENT OBLIGATIONS – 61.5%

U.S. Treasury Inflation Indexed Notes – 1.7%

2.00%, 1/15/14	4,140	5,426

U.S. Treasury Notes – 59.8%

0.25%, 3/31/14	87,480	87,330

0.38%, 3/15/15	62,410	62,171

1.00%, 3/31/17	30,720	30,655

2.00%, 2/15/22	11,250	11,034
		191,190
Total U.S. Government Obligations
(Cost $196,542)		196,616

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 48.7%
Northern Institutional Funds - U.S. Government Portfolio (3)(4)	155,553,227	$155,553
Total Investment Companies
(Cost $155,553)		155,553

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.04%, 6/21/12	$1,000	$1,000
Total Short-Term Investments
(Cost $1,000)		1,000

Total Investments – 149.1%
(Cost $475,677)		476,495
Liabilities less Other Assets – (49.1)%		(156,880)
NET ASSETS – 100.0%		$319,615

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued

of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At March 31, 2011, the value of the Fund’s investments in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $253,889,000 with net sales of approximately $98,336,000 during the fiscal year ended March 31, 2012.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
U.S. Treasury	44.2%
U.S. Agency	23.2
Cash Equivalents	32.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL3 (000s)	TOTAL (000s)
U.S. Government Agencies	$–	$123,326	(1)	$–	$123,326
U.S. Government Obligations	–	196,616	(1)	–	196,616
Investment Companies	155,553	–		–	155,553
Short-Term Investments	–	1,000		–	1,000

Total Investments	$155,553	$320,942		$–	$476,495

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.3%

Agriculture – 0.2%
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	$2,000	$2,121

Auto Manufacturers – 0.7%

Daimler Finance N.A. LLC, 1.08%, 3/28/14 (1)	6,000	5,964
2.30%, 1/9/15 (1)(2)	3,000	3,075
		9,039

Auto Parts & Equipment – 0.2%
Johnson Controls, Inc., 4.88%, 9/15/13	2,670	2,815

Banks – 6.0%

Bank of America Corp., 1.97%, 1/30/14	6,100	5,989

2.13%, 7/11/14	5,000	4,897

Bank of New York Mellon (The) Corp., 4.30%, 5/15/14	9,000	9,638

Capital One Financial Corp., 2.13%, 7/15/14	2,000	2,011

2.15%, 3/23/15	4,100	4,106

Citigroup, Inc., 5.30%, 10/17/12	1,900	1,938

2.51%, 8/13/13	5,500	5,516

5.50%, 10/15/14	5,000	5,364

Goldman Sachs Group (The), Inc., 5.25%, 10/15/13	1,000	1,047

6.00%, 5/1/14	5,000	5,360

HSBC USA, Inc., 2.38%, 2/13/15	2,000	2,014

JPMorgan Chase & Co., 1.65%, 9/30/13	3,500	3,535

1.36%, 1/24/14	4,200	4,219

Morgan Stanley, 1.53%, 4/29/13	7,500	7,435

2.16%, 1/24/14	2,300	2,238

State Street Corp., 0.82%, 3/7/14	4,150	4,163

Wachovia Corp., 5.50%, 5/1/13	5,000	5,251
Wells Fargo & Co., 1.25%, 2/13/15	6,000	5,975
		80,696

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.3% – continued

Beverages – 1.4%

Anheuser-Busch InBev Worldwide, Inc., 1.50%, 7/14/14	$3,000	$3,044

Coca-Cola (The) Co., 0.75%, 3/13/15	14,000	13,961
SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)(2)	2,000	2,027
		19,032

Chemicals – 0.7%

Air Products & Chemicals, Inc., 4.15%, 2/1/13	3,295	3,394
Airgas, Inc., 2.85%, 10/1/13	6,000	6,143
		9,537

Commercial Services – 0.3%

ERAC USA Finance LLC, 5.80%, 10/15/12 (1)	2,509	2,570

2.75%, 7/1/13 (1)	2,000	2,024
		4,594

Computers – 0.5%

Hewlett-Packard Co., 2.02%, 9/19/14	5,000	5,037

2.63%, 12/9/14	1,000	1,032
		6,069

Cosmetics/Personal Care – 0.2%
Avon Products, Inc., 4.80%, 3/1/13	3,020	3,120

Diversified Financial Services – 2.3%

American Express Credit Corp., 5.88%, 5/2/13	2,068	2,175

1.32%, 6/24/14	4,495	4,481

General Electric Capital Corp., 1.10%, 4/7/14	5,000	5,007

2.15%, 1/9/15	10,000	10,215

TD Ameritrade Holding Corp., 2.95%, 12/1/12	4,000	4,058
Toyota Motor Credit Corp., 1.25%, 11/17/14	5,000	5,058
		30,994

Electric – 0.4%

Commonwealth Edison Co., 1.63%, 1/15/14	2,000	2,032

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.3% – continued

Electric – 0.4% – continued
NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	$3,000	$3,053
		5,085

Healthcare – Services – 0.5%

Quest Diagnostics, Inc., 1.32%, 3/24/14	1,000	1,008
UnitedHealth Group, Inc., 5.50%, 11/15/12	4,922	5,073
		6,081

Insurance – 1.0%

American International Group, Inc., 3.00%, 3/20/15	9,000	9,062

MetLife, Inc., 1.78%, 8/6/13	3,100	3,127
Prudential Financial, Inc., 5.15%, 1/15/13	1,000	1,034
		13,223

Media – 0.4%
Time Warner Cable, Inc., 6.20%, 7/1/13	5,000	5,333

Office/Business Equipment – 0.5%

Pitney Bowes, Inc., 3.88%, 6/15/13	2,500	2,581

Xerox Corp., 1.87%, 9/13/13	1,600	1,614

1.32%, 5/16/14	2,500	2,481
		6,676

Semiconductors – 0.1%
Broadcom Corp., 1.50%, 11/1/13	2,000	2,023

Telecommunications – 0.2%
AT&T, Inc., 0.88%, 2/13/15	3,000	2,982

Toys, Games & Hobbies – 0.4%
Mattel, Inc., 5.63%, 3/15/13	5,000	5,230

Transportation – 0.1%
Ryder System, Inc., 6.00%, 3/1/13	1,750	1,822

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 16.3% – continued

Trucking & Leasing – 0.2%
GATX Corp., 4.75%, 10/1/12	$2,660	$2,703
Total Corporate Bonds
(Cost $217,808)		219,175

FOREIGN ISSUER BONDS – 10.7%

Auto Manufacturers – 0.4%
Volkswagen International Finance N.V., 1.08%, 4/1/14(1)	6,000	5,981

Banks – 7.3%

Bank of Montreal, 1.75%, 4/29/14	5,000	5,088

Bank of Nova Scotia, 1.85%, 1/12/15	9,000	9,200

Barclays Bank PLC, 1.62%, 1/13/14	1,500	1,495

Commonwealth Bank of Australia, 1.22%, 6/14/13	5,000	5,000

1.20%, 3/17/14 (1)	7,000	6,991

1.95%, 3/16/15	3,000	3,020

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 0.92%, 4/14/14	2,500	2,483

4.20%, 5/13/14 (1)(2)	7,750	8,128

Credit Suisse, 5.00%, 5/15/13	5,000	5,192

1.53%, 1/14/14	6,500	6,470

National Australia Bank, 1.75%, 1/30/14	6,000	6,000

National Australia Bank Ltd., 1.30%, 4/11/14 (1)	5,000	4,982

Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (1)(2)	4,000	4,011

Royal Bank of Canada, 1.15%, 3/13/15	10,000	9,995

Toronto-Dominion Bank (The), 0.74%, 7/26/13	7,000	7,020

UBS A.G., 1.55%, 1/28/14	5,000	4,981

Westpac Banking Corp., 2.10%, 8/2/13	3,000	3,037

1.20%, 3/31/14 (1)	5,000	4,995
		98,088

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.7% – continued

Beverages – 0.2%
SABMiller PLC, 5.50%, 8/15/13 (1)(2)	$3,000	$3,169

Mining – 1.9%

BHP Billiton Finance USA Ltd., 0.74%, 2/18/14	4,000	4,005

1.13%, 11/21/14	5,000	5,035

Rio Tinto Alcan, Inc., 4.50%, 5/15/13	3,000	3,127

Rio Tinto Finance USA Ltd., 5.88%, 7/15/13	4,000	4,229

Rio Tinto Finance USA PLC, 1.13%, 3/20/15	5,500	5,504
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)(2)	3,000	3,054
		24,954

Oil & Gas – 0.1%
Petrobras International Finance Co., 2.88%, 2/6/15	2,000	2,052

Telecommunications – 0.8%
Telefonica Emisiones S.A.U., 5.86%, 2/4/13	9,880	10,215
Total Foreign Issuer Bonds
(Cost $143,925)		144,459

MUNICIPAL BONDS – 65.5%

Alabama – 0.3%

Alabama State Public School & College Authority Improvement Revenue Refunding Bonds, Series A, 5.00%, 5/1/13	1,000	1,051

Alabama State Special Care Facilities Financing Authority Birmingham Revenue Bonds, Series A-1, 5.00%, 6/1/12	1,350	1,361
Alabama State Water Pollution Control Authority Revenue Refunding Bonds, Series B, Revolving Fund Loan, 2.00%, 8/15/13	1,010	1,026
		3,438

Alaska – 0.4%

Alaska Housing Finance Corp. Mortgage Revenue Bonds, Series B-1 (G.O. of Corp. Insured), 0.80%, 12/1/13	2,235	2,242

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Alaska – 0.4% – continued

Anchorage Water Revenue Refunding Bonds, 5.00%, 5/1/12	$400	$401
Valdez Marine Terminal Revenue Refunding Bonds, Series B, Pipelines Project, 5.00%, 1/1/14	2,000	2,140
		4,783

Arizona – 0.4%

Arizona State University Energy Management LLC Revenue Refunding Bonds, Arizona University Project-Tempe, 5.00%, 7/1/14	1,500	1,631

Coconino County Pollution Control Corp. Revenue Bonds, Series A, Arizona Public Service Navajo Project (AMT), 3.63%, Mandatory Put 7/13/13	2,000	2,046

Phoenix G.O. Limited Refunding Bonds, Series C, 2.00%, 7/1/12	1,000	1,005
Salt River Project Agricultural Improvement & Power District Electirc Revenue Refunding Bonds, Series A, 3.00%, 12/1/13	1,000	1,045
		5,727

California – 8.9%

Burbank Redevelopment Agency Tax Allocation Golden Bonds (FGIC Insured), Prerefunded, 5.63%, 12/1/13	1,000	1,083

California Infrastructure & Economic Development Bank Revenue Bonds, Series A1, J Paul Getty Trust, 0.68%, Mandatory Put 4/1/14	10,000	10,000

California Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series B2, J Paul Getty Trust, 0.49%, Mandatory Put 4/1/15	10,000	10,000

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/14	1,000	1,094

California State Department of Water Resources Supply Revenue Bonds, Series N, 5.00%, 5/1/13	5,000	5,259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

California – 8.9% – continued

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 7/1/13	$10,000	$10,602

California State G.O. Unlimited Refunding Bonds, 3.00%, 9/1/13	10,000	10,373

5.00%, 2/1/15	5,000	5,555

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series E, Pacific Gas & Electric, 2.25%, 11/1/26	1,200	1,200

California State Pollution Control Financing Authority Solid Waste Disposal Various Revenue Refunding Bonds, Series B, Republic Services, 0.50%, Mandatory Put 5/1/12 (1)(2)	1,000	1,000

California State Public Works Board Lease Revenue Bonds, Series A, Capital Projects, 3.00%, 10/1/13	2,180	2,258

California State School Cash Reserve Program Authority Revenue Notes, Series V, 2.00%, 1/31/13	8,000	8,094

California Statewide Communities Development Authority Revenue Bonds, Prop 1A Receivables Program, 5.00%, 6/15/13	6,730	7,095

California Statewide Communities Development Authority Solid Waste Disposal Revenue Bonds, Series A, Republic Services (AMT), 4.95%, 12/1/12	2,000	2,054

Contra Costa Water District Revenue Bonds, Series A, 1.00%, 10/1/12	3,000	3,013

Golden State Tobacco Securitization Corp. Settlement Revenue Bonds, Series 2003-A-1 (Escrowed To Maturity), 5.00%, 6/1/12	1,330	1,341

Kern High School District Taxable G.O. Unlimited Refunding Bonds, 1.48%, 8/1/13	1,000	1,004

Los Angeles County G.O. Unlimited TRANS, Series C, 2.50%, 6/29/12	4,500	4,525

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 4.00%, 7/1/13	7,000	7,326

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

California – 8.9% – continued

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 3.00%, 9/1/13	$1,700	$1,764

Los Angeles Unified School District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 7/1/13	5,000	5,294

Los Angeles Unified School District G.O. Unlimited Bonds, Series H, Election of 2004 (AGM Insured), 4.50%, 7/1/12	3,500	3,538

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/14	3,000	3,304

Los Angeles Unified School District G.O. Unlimited TRANS, Series A, 2.00%, 8/1/12	6,500	6,539

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A-2, 0.33%, Mandatory Put 6/1/13	3,000	3,000

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series B, 3.00%, 7/1/13	1,000	1,035

Port of Oakland Revenue Refunding Bonds, Series O (AMT), 4.00%, 5/1/13	1,000	1,033
Southern California State Public Power Authority Revenue Bonds, Series A, Sub-Southern Transmission Project, 4.00%, 7/1/13	1,000	1,046
		119,429

Colorado – 1.5%

Colorado Springs Utilities System Revenue Bonds, Series A-1, 3.00%, 11/15/12	1,200	1,221

Colorado Springs Utilities System Revenue Refunding Bonds, Series A, 3.00%, 11/15/13	6,000	6,259

Denver City & County Airport Revenue Bonds, Series B (AMT), 4.00%, 11/15/13	5,165	5,447

Denver City & County G.O. Unlimited Bonds, Series D, Better Denver, 5.00%, 8/1/13	1,000	1,063

See Notes to the Financial Statements.

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Colorado – 1.5% – continued

Longmont Sales & Use Tax Revenue Refunding Bonds, Series A, Open Space, 2.00%, 11/15/13	$1,070	$1,090

Platte River Power Authority Revenue Bonds, Series II, 4.00%, 6/1/14	4,000	4,310
Regional Transportation District Sales Tax Revenue Refunding Bonds, 5.00%, 11/1/12	800	823
		20,213

Connecticut – 2.6%

Bristol G.O. Unlimited Bonds, 4.00%, 8/1/13	2,000	2,098

Connecticut State Development Authority PCR Bonds, Series A, Connecticut Light & Power Project (AMT), 1.25%, Mandatory Put 4/1/15	5,500	5,500

1.55%, 5/1/31	4,000	4,003

Connecticut State Development Authority PCR Refunding Bonds, Series B, Connecticut Light & Power Project, 1.25%, Mandatory Put 9/3/13	3,500	3,525

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/13	10,100	10,846

Connecticut State G.O. Unlimited Bonds, Series D, Economic Recovery, 5.00%, 1/1/13	1,800	1,865

Connecticut State G.O. Unlimited Refunding Bonds, Series E, 5.50%, 11/15/12	950	982

Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue Bonds, Series A, 0.50%, Mandatory Put 5/15/12	3,035	3,036
Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B, 5.00%, 12/1/14	2,760	3,090
		34,945

Delaware – 0.8%

Delaware State EDA Pollution Control Various Revenue Refunding Bonds, Series C, Delmarva Project, 0.75%, Mandatory Put 6/1/12	3,000	3,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Delaware – 0.8% – continued

Delaware State EDA Various Revenue Refunding Bonds, Series C, Exmit Facility, 1.80%, Mandatory Put 6/1/12	$1,400	$1,402

Delaware State Municipal Electric Corp. Revenue Bonds, 2.00%, 7/1/12	1,625	1,631

3.00%, 7/1/13	1,135	1,166
University of Delaware Revenue Bonds, Series A, 0.85%, Mandatory Put 6/4/13	3,600	3,626
		10,826

District of Columbia – 0.2%

District of Columbia Income Tax Secured Revenue Bonds, Series D, 5.00%, 12/1/12	1,230	1,269
Metropolitan Washington D.C. Airports Authority System Revenue Bonds, Series C, 3.00%, 10/1/13	1,500	1,545
		2,814

Florida – 3.6%

Citizens Property Insurance Corp. High Risk Revenue Bonds, Senior Secured Series A-1, 5.00%, 6/1/13	1,200	1,264

Escambia County PCR Refunding Bonds, 1.75%, Mandatory Put 6/15/12	6,440	6,458

Escambia County Solid Waste Disposal Revenue Bonds, First Series, Gulf Power Co. Project, 2.00%, 4/1/39	1,000	1,000

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C , Public Education (State Gtd.), 5.00%, 6/1/14	4,000	4,396

Florida State Board of Education Lottery Revenue Bonds, Series A, 5.00%, 7/1/12	1,470	1,488

Florida State Board of Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	7,000	7,707

Florida State Board of Governors University of Central Parking Facility Revenue Refunding Bonds, Series A, 5.00%, 7/1/13	1,175	1,238

5.00%, 7/1/14	1,235	1,346

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Florida – 3.6% – continued

Florida State Board of Public Education G.O. Unlimited Bonds, Series C Capital Outlay (AMBAC State Gtd.), 3.75%, 6/1/13	$1,000	$1,041

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series A, Capital Outlay, 5.00%, 6/1/14	5,000	5,495

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, Series A, Florida Forever, 4.00%, 7/1/13	6,400	6,680

5.00%, 7/1/14	3,000	3,287

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	1,250	1,319

Florida State Water Pollution Control Financing Corp. Revenue Bonds, Series A, 5.00%, 7/15/13	2,000	2,122

Jacksonville Sales Tax Revenue Refunding Bonds, Local Government (NATL-RE FGIC Insured), 5.50%, 10/1/12	1,000	1,026

Jacksonville Special Revenue Bonds, Series C-1, 4.00%, 10/1/12	750	764

Miami-Dade County Transit Sales Surtax Revenue Bonds, Series A, 3.00%, 7/1/13	1,000	1,027
Miami-Dade County Water & Sewer System Revenue Bonds, 2.00%, 10/1/12	935	942
		48,600

Georgia – 2.5%

Bartow County Sales Tax G.O. Unlimited Bonds (NATL-RE Insured), 5.00%, 8/1/12	2,000	2,032

Bibb County School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 4/1/12	1,620	1,620

Burke County Development Authority Revenue Bonds, Power Co. Plant Vogtle Project, 1.20%, Mandatory Put 4/1/14	2,000	2,011

Georgia State G.O. Unlimited Refunding Bonds, Series E1, 5.00%, 7/1/13	5,755	6,098

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Georgia – 2.5% – continued

Georgia State Municipal Gas Authority Revenue Refunding Bonds, Series K, Gas Portfolio lll (G.O. of Authority Insured), 2.00%, 5/23/12	$2,500	$2,506

Georgia State Municipal Gas Authority Revenue Refunding Bonds, Series O, Gas Portfolio lll Project (G.O. of Authority Insured), 2.00%, 11/13/12	3,000	3,034

Georgia State Road & Tollway Authority Revenue Refunding Bonds, Series A (State Gtd.), 4.00%, 3/1/13	1,700	1,759

Glynn County Schools Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 9/1/12	3,400	3,454

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/13	2,300	2,392

Gwinnett County School District Sales Tax G.O. Unlimited Bonds, Series A, 4.00%, 10/1/14	5,500	5,982

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 2.00%, 12/1/14	1,000	1,040
Municipal Electric Authority of Georgia Revenue Bonds, Series A, Combined Cycle Project, 4.00%, 11/1/14	1,000	1,083
		33,011

Hawaii – 1.2%

Hawaii County Improvement G.O. Unlimited Refunding Bonds, Series A (NATL-RE-FGIC Insured), 5.60%, 5/1/13	1,000	1,057

Hawaii State Airports System Revenue Refunding Bonds (AMT), 4.00%, 7/1/13	750	783

5.00%, 7/1/14	1,335	1,454

Hawaii State G.O. Unlimited Bonds, Series CZ (AGM Insured), Prerefunded, 5.25%, 7/1/12	1,580	1,600

Hawaii State G.O. Unlimited Refunding Bonds, Series EC, 5.00%, 12/1/13	3,000	3,235

See Notes to the Financial Statements.

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Hawaii – 1.2% – continued

Hawaii State Highway Revenue Bonds, Series B (AGM Insured), 5.00%, 7/1/12	$500	$506

Hawaii State Housing Finance & Development Corp. Multi Family Revenue Bonds, Series B, Kuhio Park Terrace (Freddie Mac Insured), 1.25%, 10/1/13	6,000	6,033

Honolulu City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.25%, 3/1/13	810	847
University of Hawaii Revenue Bonds, Series A, 2.00%, 10/1/12	1,000	1,009
		16,524

Idaho – 0.8%
Idaho Housing & Finance Association Unemployment Compensation Revenue Bonds, 4.00%, 8/15/14	10,000	10,776

Illinois – 1.9%

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, Series B-1, University of Chicago, 1.13%, Mandatory Put 2/14/13	1,450	1,460

Illinois State Educational Finance Authority Adjustable Revenue Bonds, Sub Series A, Northwestern University, 0.37%, Mandatory Put 3/3/14	2,600	2,593

Illinois State Educational Finance Authority Adjustable Revenue Bonds, Sub Series C, Northwestern University, 0.37%, Mandatory Put 3/3/14	3,800	3,789

Illinois State Finance Authority Adjustable Revenue Bonds, Sub Series B, Northwestern University, 1.75%, Mandatory Put 3/3/14	7,935	8,127

Illinois State Finance Authority Revenue Bonds, Series A-2, Advocate Health Care, 1.40%, Mandatory Put 2/1/13	8,000	8,078
Lake County Forest Preservation District G.O. Unlimited Refunding Bonds, Series A, 4.00%, 12/15/13	2,000	2,123
		26,170

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Indiana – 0.7%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, 2.00%, 10/1/12	$1,000	$1,008

Indiana State Finance Authority Revenue Bonds, Series A, State Revolving Fund Program, 4.00%, 2/1/13	1,000	1,032

Indiana State Health Facility Financing Authority Revenue Bonds, Series A1, Ascension Health Care Group, 1.50%, Mandatory Put 8/1/14	5,000	5,072
Indianapolis Thermal Energy System Revenue Refunding Bonds, 3.00%, 10/1/12	2,500	2,530
		9,642

Iowa – 0.1%
State University of Iowa Revenue Bonds, Academic Building Flood Anticipation Notes, 3.00%, 1/1/13	2,000	2,003

Kansas – 0.1%
Kansas State Development Finance Authority Revenue Bonds, Series B, Kansas Projects, 3.00%, 5/1/13	1,930	1,981

Kentucky – 0.9%

Jefferson County PCR Commercial Paper, 0.40%, 5/1/12	3,500	3,500

Kentucky State Economic Development Finance Authority Solid Waste Disposal Revenue Refunding Bonds, Series B, Republic Services, Inc., 0.45%, Mandatory Put 6/1/12	3,000	3,000

Louisville & Jefferson County Metropolitan Government PCR Bonds, Gas & Electric Project, 1.90%, 10/1/33	1,800	1,800
Pikeville Hospital Improvement Revenue Bonds, Anticipation Notes, 3.00%, 9/1/13	4,000	4,106
		12,406

Louisiana – 0.8%

Louisiana State G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/13	2,100	2,232

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Louisiana – 0.8% – continued

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/13	$1,275	$1,341

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Bonds, Series B-1A, Loop LLC Project, 1.60%, Mandatory Put 10/1/12	2,000	2,008

Louisiana State Offshore Terminal Authority Deepwater Port Various Revenue Bonds, Series B-1, Loop LLC Project, 1.88%, Mandatory Put 10/1/13	3,000	3,030
Louisiana State Public Facilities Authority Revenue Bonds, Series A, Ochsner Clinic Foundation Project (NATL-RE Insured), Escrowed to Maturity, 5.38%, 5/15/13	2,500	2,640
		11,251

Maryland – 1.5%

Harford County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 5.00%, 7/1/12	3,000	3,037

Montgomery County G.O. Unlimited Bonds, Series A, 3.00%, 7/1/13	6,000	6,208

Prince Georges County G.O. Limited Bonds, Series A, Consolidated Public Improvement, 5.00%, 9/15/14	2,935	3,264

Prince Georges County G.O. Limited Refunding Bonds, Series B, Consolidated Public Improvement, 5.00%, 9/15/14	2,800	3,114

University System of Maryland Auxilary Facility & Tuition Revenue Refunding Bonds, Series A, 3.00%, 4/1/14	3,400	3,581
Washington Suburban Sanitation District G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 4.00%, 6/1/12	1,000	1,006
		20,210

Massachusetts – 1.1%

Cambridge Muni Purpose Loan G.O. Limited Bonds, 2.00%, 2/15/15	3,175	3,312

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Massachusetts – 1.1% – continued

Massachusetts State Department of Transportation Metropolitan Highway System Revenue Bonds, Senior Series B, 5.00%, 1/1/13	$3,000	$3,102

Massachusetts State G.O. Limited Bonds, Series D, Consolidated Loan, 4.00%, 10/1/13	4,000	4,226

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series B, Caritas Christi Obligation, Prerefunded, 6.75%, 7/1/12	2,000	2,053

Massachusetts State Special Obligation Loan Revenue Refunding Bonds, Series A, Senior Federal Highway Grant Anticipation Notes, 4.00%, 6/15/12	1,000	1,008
Springfield State Qualified Muni Purpose Loan G.O. Limited Bonds, 5.75%, 8/1/14	1,025	1,147
		14,848

Michigan – 0.6%

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series F-1, Ascension Health, 1.50%, Mandatory Put 6/1/12	2,970	2,977

Michigan State Hospital Finance Authority Variable Revenue Bonds, Ascension Health Care Group, 0.90%, Mandatory Put 3/16/15	3,500	3,484
Michigan State Municipal Bond Authority Revenue Bonds, Series C, Local Government Loan Program (Q-SBLF Insured), 5.00%, 5/1/12	1,165	1,169
		7,630

Minnesota – 1.3%

Hennepin County Senior Sales Tax G.O. Unlimited Bonds, Series E, 4.00%, 12/15/13	3,045	3,238

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	5,350	5,730

Minnesota State G.O. Unlimited Refunding Bonds, Series E, State Trunk Highway, 3.00%, 8/1/12	3,450	3,483

Minnesota State G.O. Unlimited Refunding Bonds, Series I, Trunk Highway, 5.00%, 11/1/12	1,385	1,424

See Notes to the Financial Statements.

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Minnesota – 1.3% – continued
Ramsey County G.O. Unlimited Capital Improvement Refunding Bonds, Series B, 4.00%, 2/1/14	$3,000	$3,201
		17,076

Mississippi – 0.3%
Mississippi State Business Finance Corp. Various Revenue Bonds, Waste Management, Inc. Project, 2.25%, Mandatory Put 11/3/14	4,600	4,654

Nebraska – 0.2%
Nebraska State Public Power District General Revenue Bonds, Series B1 (NATL-RE FGIC Insured), 5.00%, 1/1/14	2,500	2,700

Nevada – 0.8%

Clark County Highway Improvement Motor Vehicle Fuel Tax Revenue Refunding Bonds, 5.00%, 7/1/14	3,000	3,291

Clark County School District Building Tax G.O. Limited Bonds, Series A, 5.00%, 6/15/13	1,000	1,056
Clark County School District Tax Refunding G.O. Limited Bonds, Series A, 5.00%, 6/15/13	6,000	6,334
		10,681

New Hampshire – 0.3%

Manchester Public Improvement G.O. Unlimited Bonds, Series A, 2.00%, 6/1/12	2,250	2,256
New Hampshire State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 6/1/14	1,500	1,617
		3,873

New Jersey – 3.3%

New Jersey State Building Authority Revenue Refunding Bonds, Series A, 3.50%, 6/15/13	10,970	11,356

New Jersey State EDA Solid Waste Facilities Disposal of Revenue Bonds, Series A, Waste Management Project, Inc. (AMT), 5.30%, Mandatory Put 6/1/14	3,500	3,758

New Jersey State Educational Facilities Authority Revenue Bonds, Series B, Princeton University, 3.00%, 7/1/13	3,000	3,106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

New Jersey – 3.3% – continued

5.00%, 7/1/14	$4,000	$4,420

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/13	4,880	5,188

New Jersey State G.O. Unlimited Refunding Bonds, Series S, 5.00%, 2/15/13	4,550	4,740

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, South Jersey Hospital, Prerefunded, 5.88%, 7/1/12	2,750	2,790

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.25%, 12/15/12	1,755	1,818

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C, Escrowed To Maturity, 5.00%, 6/15/12	2,000	2,020

New Jersey State Turnpike Authority Revenue Bonds, Series C (NATL-RE Insured), Escrowed To Maturity, 6.50%, 1/1/13	1,000	1,047

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/14	2,000	2,186

Ocean County G.O. Unlimited Refunding Bonds, 3.00%, 8/1/13	1,000	1,036
Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	1,000	1,075
		44,540

New Mexico – 0.1%
Albuquerque Municipal School District No. 12, G.O. Unlimited Bonds, Series A, School Building (State Aid Withholding), 2.00%, 8/1/12	1,000	1,006

New York – 6.5%

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Sub Series B-3B, 0.73%, Mandatory Put 11/1/13	4,000	4,000

Metropolitan Transportation Authority Revenue Bonds, Series A, Floating Rate Tender Notes, 0.33%, Mandatory Put 5/15/13	2,900	2,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

New York – 6.5% – continued

Metropolitan Transportation Authority Revenue Bonds, Series B-1, 5.00%, 11/15/14	$3,210	$3,550

Nassau County G.O. Unlimited Refunding Bonds, Series E, 4.00%, 6/1/12	1,250	1,258

Nassau County G.O. Unlimited TANS, Series A, 2.50%, 9/30/12	4,000	4,043

New York City G.O. Unlimited Bonds, Sub Series H-2, 4.00%, 6/1/12	2,010	2,023

New York City Transitional Finance Authority Revenue Bonds, Series D, Future Tax Secured-Fiscal 2011, 5.00%, 2/1/13	3,000	3,119

New York City Transitional Finance Authority Revenue Refunding Bonds, Series C, Future Tax Secured, 5.00%, 11/1/13	3,000	3,221

New York State G.O. Unlimited Bonds, Series A, 5.00%, 2/15/13	2,550	2,659

New York State G.O. Unlimited Bonds, Series E, 3.00%, 8/1/12	950	959

4.00%, 12/15/13	6,200	6,606

New York State Mortgage Agency Homeowner Revenue Bonds, Series 164, 1.00%, 4/1/14	2,000	2,006

New York State Thruway Authority Revenue BANS, Series A, 2.00%, 7/12/12	6,900	6,935

New York State Thruway Authority Revenue Bonds, Series A, Local Highway & Bridge, 4.00%, 4/1/14	2,500	2,674

New York State Urban Development Corp. Revenue Refunding Bonds, Series B, 5.00%, 1/1/13	2,000	2,072

Onondaga County G.O. Unlimited Bonds, Series A, 4.00%, 6/15/12	825	832

Port Authority of New York & New Jersey Revenue Bonds, Consolidated Series 167 (G.O. of Authority Insured), 5.00%, 9/15/14	4,000	4,389
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

New York – 6.5% – continued

Port Authority of New York & New Jersey Revenue Bonds, Consolidated Series 169 (G.O. of Authority Insured), 5.00%, 10/15/14	$10,000	$11,002

Suffolk County G.O. Unlimited Public Improvement Bonds, Series A, 3.00%, 5/15/13	2,930	2,992

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B, 5.00%, 6/1/12	1,100	1,109

4.00%, 6/1/13	7,000	7,294

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A-1 (G.O. of Authority Insured), 4.00%, Mandatory Put 11/15/12	3,150	3,224
Triborough Bridge & Tunnel Authority General Revenue Bonds, Sub Series B-1, (G.O. of Authority Insured), 5.00%, Mandatory Put 11/15/13	7,715	8,241
		87,108

North Carolina – 2.5%

Charlotte COPS, Series A, 5.00%, 12/1/14	3,000	3,345

Mecklenburg County G.O. Public Improvement Unlimited Bonds, Series A, 5.00%, 10/1/13	7,700	8,249

5.00%, 10/1/14	3,500	3,899

North Carolina State Capital Improvement Obligation Revenue Bonds, Series C, 5.00%, 5/1/14	5,000	5,479

North Carolina State G.O. Public Improvement Unlimited Bonds, Series A, 5.25%, 3/1/13	4,000	4,185

North Carolina State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 4/1/12	1,500	1,500

North Carolina State Turnkpike Authority State Monroe Connector System Appropriation Revenue Bonds, 3.00%, 7/1/13	1,000	1,034

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series B, 3.00%, 11/1/12	3,075	3,123

Wake County G.O. Public Improvement Limited Bonds,, 4.00%, 3/1/14	1,000	1,070

See Notes to the Financial Statements.

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

North Carolina – 2.5% – continued
Winston-Salem Limited Revenue Bonds, Series A (County Gtd.), 4.00%, 3/1/15	$1,500	$1,649
		33,533

North Dakota – 0.1%
North Dakota State Water Finance Corp. Public Projects Construction Revenue Notes, Series A-5, 1.00%, 8/1/12	1,800	1,805

Ohio – 2.2%

Columbus City School District School Facilities Construction & Improvement G.O. Unlimited Bonds (FGIC Insured), Prerefunded, 5.00%, 6/1/13	3,000	3,165

Columbus G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/15/12	390	392

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 9/1/12	1,000	1,020

Franklin County Hospital Facilities Revenue Refunding Bonds, Series C, Ohio Health Corp., 0.63%, Mandatory Put 6/3/13	7,000	7,000

Miami University Revenue Bonds, Series B, 5.00%, 9/1/13	1,000	1,064

Ohio State Air Quality Development Authority Various PCR Refunding Bonds, First Energy Projects, 2.25%, Mandatory Put 6/3/13	7,000	7,038

Ohio State Fresh Water Development Authority Revenue Bonds, Series A-1, 4.00%, 12/1/12	1,670	1,714

Ohio State G.O. Unlimited Bonds, Series F, Infrastructure Improvement, Prerefunded, 5.00%, 2/1/13	2,000	2,079

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/14	2,500	2,765
Ohio State Water Quality Development Authority PCR Bonds, Loan Fund Project, 5.00%, 12/1/12	3,000	3,098
		29,335

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Oklahoma – 0.6%

Oklahoma City G.O. Unlimited Refunding Bonds, 3.00%, 3/1/13	$1,750	$1,794

4.00%, 3/1/14	3,000	3,207
Oklahoma County Independent School Building District No. 12 Edmond G.O. Unlimited Bonds, 1.00%, 7/1/12	3,030	3,036
		8,037

Oregon – 0.1%
Portland G.O. Limited Tax Improvement Bonds, Series A, 2.00%, 6/1/12	1,345	1,349

Pennsylvania – 1.9%

Delaware County IDA PCR Refunding Bonds, Series A, Peco Energy Co. Project, 4.00%, 12/1/12	3,000	3,062

Mount Lebanon School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 11/15/12	1,780	1,812

Pennsylvania State Economic Development Financing Authority Various Revenue Bonds, Waste Management, Inc. Project (AMT), 2.63%, Mandatory Put 7/1/14	2,970	3,021

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.50%, 1/1/13	1,540	1,602

5.00%, 2/15/13	1,000	1,042

Pennsylvania State G.O. Unlimited Bonds, Second Series A, 5.00%, 5/1/13	1,500	1,578

Pennsylvania State G.O. Unlimited Bonds, Third Series (AGM Insured), 5.00%, 9/1/14	10,000	11,108

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, First Series A, Temple University, 4.00%, 4/1/12	500	500

Pennsylvania State Intergovernmental Cooperation Authority Special Tax Refunding Bonds, Philadelphia Funding Program, 5.00%, 6/15/12	1,000	1,010

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Pennsylvania – 1.9% – continued
State Public School Building Authority Revenue Bonds, Lease Philadelphia School District Project (AGM Insured State Aid Withholding), Prerefunded, 5.25%, 6/1/13	$1,305	$1,380
		26,115

Puerto Rico – 0.2%
Puerto Rico Highway & Transportation Authority Revenue Bonds, Series D Prerefunded, 5.38%, 7/1/12	2,000	2,026

Rhode Island – 0.2%

Rhode Island State Depositors Economic Protection Corp. Special Obligation Revenue Refunding Bonds, Series B (NATL-RE Insured), Escrowed to Maturity, 5.80%, 8/1/12	1,000	1,018
Rhode Island State Health & Educational Building Corp. Higher Education Facility Revenue Refunding Bonds, Series A, Brown University, 5.00%, 9/1/13	1,000	1,067
		2,085

South Carolina – 0.2%

South Carolina State Public Service Authority Revenue Refunding Bonds, Series B, Santee Cooper, 5.00%, 1/1/13	1,000	1,036
York County School District No. 3 G.O. Limited Bonds, Series A (SCSDE Insured), 4.00%, 3/1/13	1,000	1,034
		2,070

South Dakota – 0.2%

Huron School District No. 02-2 G.O. Unlimited Refunding Bonds (AGM Insured), 2.00%, 12/15/12	435	439

2.00%, 6/15/13	440	447
Sioux Falls Sales Tax Revenue Refunding Bonds, Series A, 3.00%, 11/15/12	2,000	2,034
		2,920

Tennessee – 0.9%

Knox County G.O. Unlimited Bonds, 4.00%, 4/1/14	5,500	5,893
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Tennessee – 0.9% – continued

Knox County G.O. Unlimited Bonds, Series C, 2.50%, 4/1/12	$1,885	$1,885

Rutherford County G.O. Unlimited Bonds, 3.00%, 4/1/14	2,315	2,429
Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,000	2,142
		12,349

Texas – 5.7%

Austin G.O. Limited Public Improvement Bonds, Series A, 2.00%, 9/1/13	2,000	2,047

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/13	6,000	6,422

Gulf Coast Waste Disposal Authority Revenue Bonds, BP Products N.A. Project, 2.30%, Mandatory Put 9/3/13	3,625	3,709

Gulf Coast Waste Disposal Authority Revenue Refunding Bonds, BP Products N.A. Project, 2.30%, Mandatory Put 9/3/13	7,900	8,083

Harris County G.O. Limited Refunding Bonds, Series A, 4.00%, 10/1/14	4,500	4,902

Harris County G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/13	1,000	1,041

Harris County G.O. Unlimited Refunding Bonds, Toll Road Sub Lien (NATL-RE FGIC Insured), 6.00%, 8/1/12	2,000	2,039

Harris County Metropolitan Transit Authority Sales & Use TRB, Series B, Contractual Obligations, 4.00%, 11/1/13	2,195	2,322

Harris County Taxable G.O. Limited Refunding Bonds, Series B, Sub Lien (AGM Insured), 5.00%, Mandatory Put 8/15/12	3,215	3,270

Houston Airport System Revenue Refunding Bonds, Series A (AMT), Sub Lien, 3.00%, 7/1/12	10,000	10,069

Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Series A, 5.00%, 9/1/13	1,500	1,592

See Notes to the Financial Statements.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Texas – 5.7% – continued

Houston Utility System Revenue Refunding Bonds, Series E, Combined First Lien, 5.00%, 11/15/13	$2,000	$2,152

Lower Colorado River Authority Refunding TRB, Unrefunded Balance, 5.00%, 5/15/12	1,000	1,006

Midlothian Independent School District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 2.25%, Mandatory Put 8/1/14	3,300	3,407

Mission Economic Development Corp. Solid Waste Disposable Various Revenue Bonds, Series A, Republic Services, Inc., 0.45%, Mandatory Put 7/2/12	3,600	3,600

San Antonio Electric & Gas System Revenue Bonds, Junior Lien, 1.15%, Mandatory Put 12/3/12	3,775	3,790

San Antonio G.O. Limited Tax Notes, Series A, 2.50%, 8/1/12	2,000	2,016

Temple G.O. Limited Refunding Bonds, 2.00%, 8/1/12	1,000	1,005

Texas City Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 4.00%, 8/15/12	1,000	1,015

Texas State G.O. Unlimited Refunding Bonds, Series B (AMT), College Student Loan, 5.00%, 8/1/13	1,000	1,062

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/12	1,000	1,024

Tyler Health Facilities Development Corp. Revenue Bonds, Mother Frances Hospital Regional Health, Prerefunded, 6.00%, 7/1/12	5,225	5,302

University of North Texas Financing System Revenue Bonds, Series A, 5.00%, 4/15/13	1,250	1,312
University of Texas Financing System Revenue Refunding Bonds, Series A, 4.00%, 8/15/14	4,500	4,870
		77,057

Utah – 0.4%

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Sub Series B, 4.00%, 7/1/12	1,000	1,010
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Utah – 0.4% – continued

Utah State G.O. Unlimited Bonds, Series A, 4.00%, 7/1/13	$2,000	$2,094

Utah State G.O. Unlimited Bonds, Series C, 3.00%, 7/1/12	1,000	1,007
Utah State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/14	1,000	1,104
		5,215

Virginia – 1.7%

Charles City & County IDA Solid Waste Disposal Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.88%, Mandatory Put 4/1/15	750	750

Loudoun County G.O. Unlimited Public Improvement Bonds, Series A, 4.00%, 12/1/13	2,590	2,752

Louisa IDA PCR Bonds, Series C, Electric & Power Co. Project, 1.50%, Mandatory Put 12/1/14	2,000	2,007

Louisa IDA Solid Waste & Sewage Disposal Various Revenue Bonds, Series A, Electric & Power Co. Project (AMT), 2.50%, Mandatory Put 3/1/13	2,000	2,029

Prince William County G.O. Unlimited Public Improvement Refunding Bonds, Series A, 4.00%, 8/1/12	1,480	1,499

Richmond G.O. Unlimited Public Improvement Refunding Bonds, Series C (State Aid Withholding), 2.00%, 7/15/12	1,200	1,207

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series A, Richmond University Project, 3.00%, 3/1/13	1,545	1,585

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program, 5.00%, 9/1/13	3,000	3,202

Virginia State Commonwealth Transportation Board Federal Grant Anticipatory Revenue Bonds, Series A, 2.00%, 9/15/13	2,765	2,835

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Virginia – 1.7% – continued

Virginia State Commonwealth Transportation Board Revenue Bonds, Federal Highway Reimbursement Notes, 5.00%, 9/27/12	$1,330	$1,362

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, 2.50%, 5/15/13	2,500	2,564
Virginia State Housing Development Authority Home Ownership Mortgage Revenue Bonds, Series B (G.O. of Authority Insured), 0.95%, 9/1/12	1,500	1,504
		23,296

Washington – 2.1%

Chelan County School District No. 246 Wenatchee G.O. Unlimited Bonds (AGM School Board Guaranty Insured), Prerefunded, 5.50%, 6/1/12	3,000	3,027

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project 1 (NATL-RE Insured), 5.25%, 7/1/13	3,000	3,187

Grant County Public Utility District No. 2 Electric Revenue Refunding Bonds, Series I, 5.00%, 1/1/14	1,500	1,618

Port of Seattle Intermediate Revenue Refunding Bonds, Series B (AMT), 3.00%, 8/1/14	1,000	1,043

Snohomish County G.O. Limited Refunding Bonds, Series A, 5.00%, 12/1/13	2,000	2,155

Snohomish County School District No. 6 Mukilteo G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.70%, 12/1/12	4,140	4,287

University of Washington General Revenue Refunding Bonds, Series A, 4.00%, 10/1/13	1,000	1,057

Washington State G.O. Unlimited Refunding Bonds, Series R-2012A, 4.00%, 7/1/13	7,695	8,055
Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series B-2, 4.00%, 8/1/13	3,200	3,359
		27,788
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

West Virginia – 0.2%

West Virginia State Housing Finance Development Fund Revenue Bonds, Series A (AMT) (G.O. of Corp. Insured), 1.60%, 11/1/12	$1,825	$1,828
West Virginia State University Projects Revenue Bonds, Series B, 4.00%, 10/1/13	1,000	1,052
		2,880

Wisconsin – 2.6%

Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds, Prerefunded, 6.38%, 6/1/12	3,840	3,880

Madison G.O. Unlimited Capital Improvement Refunding Promissory Notes, Series A, 3.00%, 10/1/12	1,000	1,014

Madison G.O. Unlimited Promissory Notes, Series A, 5.00%, 10/1/14	4,000	4,454

Madison G.O. Unlimited Promissory Notes, Series E, 4.00%, 10/1/13	1,350	1,426

Milwaukee G.O. Unlimited Promissory Notes, Series N1, 4.00%, 2/1/13	1,000	1,032

Milwaukee G.O. Unlimited Promissory Notes, Series N3, 5.00%, 5/15/13	2,000	2,107

Platteville Water & Sewer System Revenue BANS, 2.00%, 6/1/12	1,600	1,600

Wisconsin State COP, Series B, Master Lease, 4.00%, 9/1/12	2,020	2,052

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/13	4,000	4,207

Wisconsin State G.O. Unlimited Bonds, Series C, 3.00%, 5/1/12	75	75

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 3.00%, 5/1/14	10,000	10,543

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series A, Aurora Health Care, 2.50%, 7/15/13	325	331

See Notes to the Financial Statements.

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.5% – continued

Wisconsin – 2.6% – continued
Wisconsin State Transportation Revenue Bonds, Series A, 5.00%, 7/1/12	$1,600	$1,620
		34,341
Total Municipal Bonds
(Cost $879,873)		881,066

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.4%
Northern Institutional Funds – Tax-Exempt Portfolio (3)(4)	18,970,574	$18,971
Total Investment Companies
(Cost $18,971)		18,971

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 6.6%

Alexandria IDA Headquarters Facilities TRB, Series A (Sun Trust Bank LOC), 0.87%, 4/5/12	$5,200	$5,200

BB&T Municipal Trust VRDB, Series B, Sifma Floater Certificates (Rabobank Nederland LOC), 1.06%, 4/5/12 (1)(2)	7,000	6,998

Citizens Property Insurance Corp. Revenue VRDB, Floating Senior Secured Coastal Notes, Series A-3 (AGM Insured), 1.84%, 4/5/12	5,000	5,066

Citizens Property Insurance Corp. Revenue VRDB, Series A-3, High Risk Floating Notes, 1.94%, 4/5/12	5,400	5,432

Connecticut State G.O. Unlimited VRDB, Series A, Sifma Index, 0.49%, 4/5/12	4,000	4,000

District of Columbia Income Tax Adjustable Revenue Refunding VRDB, Secured Series E, 0.54%, 4/5/12	4,000	4,000

District of Columbia Income Tax Secured Revenue Refunding Bonds, Secured Series B, 0.49%, 4/5/12	1,960	1,960

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 6.6% – continued

Illinois State Finance Authority Revenue VRDB, Series A, McKinley Foundation Project (Keybank N.A. LOC), 0.35%, 4/5/12	$3,175	$3,175

JP Morgan Chase Putters/Drivers Trust Various States COP, Series 4078 (JP Morgan Chase Bank N.A. LOC), 0.25%, 4/2/12 (1)	10,000	10,000

Lakeland Energy System Revenue Refunding VRDB, 0.94%, 4/5/12	5,200	5,208

Lowell Limited Obligation Industrial Revenue VRDB, Litehouse, Inc. Project (Fifth Third Bank LOC) (AMT), 0.60%, 4/5/12	1,180	1,180

Massachusetts State G.O. Unlimited VRDB, Series A, 0.57%, 4/5/12	8,900	8,911

Massachusetts State Industrial Finance Agency Revenue VRDB, Development Tamasi Family Issue (RBS Citizens N.A. LOC), 1.00%, 4/5/12	400	400

New Jersey State EDA Revenue Bonds, Build America Bonds, 1.47%, 6/15/12	5,000	5,019

New York G.O. Unlimited Bonds, Series F2, 4.00%, 4/6/12	10,000	10,568

Savannah EDA Revenue VRDB, Calvary Day School Project (Sun Trust Bank LOC), 0.37%, 4/4/12	1,000	1,000
Suffolk County Water Authority Revenue VRDB, Series B, Anticipation Notes, 0.59%, 4/5/12	11,000	10,990
Total Short-Term Investments
(Cost $88,982)		89,107

Total Investments – 100.5%
(Cost $1,349,559)		1,352,778
Liabilities less Other Assets – (0.5)%		(7,363)
NET ASSETS – 100.0%		$1,345,415

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

(2)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of the restricted illiquid security amounted to approximately $31,462,000 or 2.3% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
BB&T Municipal Trust VRDB, Series B, Sifma Floater Certificates (Rabobank Nederland LOC), 1.06%, 1/5/12	7/29/11	$7,000
California State Pollution Control Financing Authority Solid Waste Disposal Various Revenue Refunding Bonds, Series B, Republic Services, 0.50%, 5/1/12	1/27/12	1,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 4.20%, 5/13/14	2/9/12	8,155
Daimler Finance N.A. LLC, 2.30%, 1/9/15	1/5/12	2,996
Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15	3/6/12	3,992
SABMiller Holdings Inc., 1.85%, 1/15/15	1/11/12	2,000
SABMiller PLC 5.50%, 8/15/13	1/13/12	3,186
Xstrata Finance Canada Ltd., 2.85%, 11/10/14	11/3/11	2,997

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	The Fund had net purchases in the Tax-Exempt Portfolio of the Northern Institutional Funds of approximately $18,971,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution (unaudited) for the Tax-Advantaged Ultra-Short Fixed Income Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
AAA	14.6%
AA+	12.7
AA	14.8
AA-	14.4
A+	9.6
A	6.8
A-	9.8
BBB+	4.7
BBB	4.1
BBB-	0.7
A1+ (Short Term)	3.5
A2 (Short Term)	1.0
Not rated	1.9
Cash Equivalents	1.4

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). Treasury securities are obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Advantaged Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds	$–	$219,175 (1)	$–	$219,175
Foreign Issuer Bonds	–	144,459 (1)	–	144,459
Municipal Bonds	–	881,066 (1)	–	881,066
Investment Companies	18,971	–	–	18,971
Short-Term Investments	–	89,107	–	89,107

Total Investments	$18,971	$1,333,807	$–	$1,352,778

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.8%

Automobile – 2.9%

Ally Auto Receivables Trust, Series 2011-4, Class A2, 0.65%, 3/17/14	$2,399	$2,400

Americredit Prime Automobile Receivable, Series 2009-1, Class A3, 2.21%, 1/15/14	93	93

Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (1)	38	38

BMW Vehicle Owner Trust, Series 2010-A, Class A3, 1.39%, 4/25/14	1,168	1,173

CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.74%, 4/15/14	601	603

CarMax Auto Owner Trust, Series 2012-1, Class A2, 0.59%, 3/16/15	2,000	2,001

Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	90	90

Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A2, 0.69%, 1/8/13	104	104

Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, 1/15/14	171	172

Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3, 2.62%, 3/15/14	41	41

Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, 1.74%, 9/15/13	161	161

Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	58	58

Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.03%, 8/15/13	225	225

Hyundai Auto Receivables Trust, Series 2010-A, Class A3, 1.50%, 10/15/14	747	751

Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, 1/15/14	366	368

Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, 8/15/14	621	625

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.8% – continued

Automobile – 2.9% – continued

Nissan Auto Lease Trust, Series 2012-A, Class A2A, 0.68%, 7/15/14	$1,000	$999

Nissan Auto Receivables Owner Trust, Series 2010-A, Class A2, 0.55%, 3/15/13	78	78

Porsche Financial Auto Securitization Trust, Series 2011-1, Class A2, 0.56%, 12/16/13 (1)	741	742

Toyota Auto Receivables Owner Trust, Series 2010-A, Class A3, 1.27%, 12/16/13	966	969

Toyota Auto Receivables Owner Trust, Series 2010-B, Class A3, 1.04%, 2/18/14	665	666

USAA Auto Owner Trust, Series 2009-2, Class A3, 1.54%, 2/18/14	165	166

Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A3, 1.31%, 1/20/14	542	543
World Omni Auto Receivables Trust, Series 2010-A, Class A3, 1.34%, 12/16/13	490	490
		13,556

Credit Card – 2.4%

BA Credit Card Trust, Series 2010-A1, Class A1, 0.54%, 9/15/15	2,500	2,506

Discover Card Master Trust, Series 2009-A2, Class A, 1.54%, 2/17/15	600	603

GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.69%, 7/15/15	600	606

GE Capital Credit Card Master Note Trust, Series 2011-1, Class A, 0.79%, 1/15/17	1,500	1,512

Gracechurch Card Funding PLC, Series 2010-1A, Class A, 0.84%, 11/15/14 (1)	3,000	2,998
Turquoise Card Backed Securities PLC, Series 2011-1A, Class A, 1.00%, 9/15/16 (1)(2)	3,000	3,000
		11,225

See Notes to the Financial Statements.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 5.8% – continued

Equipment – 0.5%

GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.84%, 7/20/16	$2,000	$2,009
John Deere Owner Trust, Series 2009-B, Class A3, 1.57%, 10/15/13	152	153
		2,162
Total Asset-Backed Securities
(Cost $26,881)		26,943

CORPORATE BONDS – 62.0%

Aerospace/Defense – 0.3%
Boeing (The) Co., 1.88%, 11/20/12	1,500	1,514

Agriculture – 0.9%
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	4,010	4,253

Apparel – 0.7%
VF Corp., 1.24%, 8/23/13	3,100	3,100

Auto Manufacturers – 0.7%
Daimler Finance N.A. LLC, 1.08%, 3/28/14 (1)	3,500	3,479

Auto Parts & Equipment – 0.6%
Johnson Controls, Inc., 4.88%, 9/15/13	2,600	2,741

Banks – 9.2%

Bank of America Corp., 1.97%, 1/30/14	4,000	3,927

2.13%, 7/11/14	2,100	2,057

Bank of New York Mellon (The) Corp., 0.82%, 7/28/14	2,200	2,203

Capital One Financial Corp., 2.13%, 7/15/14	2,000	2,011

2.15%, 3/23/15	1,000	1,001

Citigroup, Inc., 5.30%, 10/17/12	500	510

2.51%, 8/13/13	3,000	3,009

5.50%, 10/15/14	1,000	1,073

Goldman Sachs Group (The), Inc., 4.75%, 7/15/13	2,000	2,070

1.53%, 2/7/14	4,500	4,419

5.13%, 1/15/15	2,000	2,129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Banks – 9.2% – continued

HSBC USA, Inc., 2.38%, 2/13/15	$5,000	$5,034

JPMorgan Chase & Co., 1.65%, 9/30/13	2,000	2,020

1.36%, 1/24/14	2,000	2,009

Morgan Stanley, 3.01%, 5/14/13	2,000	2,015

2.16%, 1/24/14	2,000	1,946

2.88%, 1/24/14	2,500	2,495
U.S. Bancorp, 1.13%, 10/30/13	3,000	3,015
		42,943

Beverages – 3.1%

Anheuser-Busch InBev Worldwide, Inc., 0.93%, 7/14/14	1,900	1,903

1.50%, 7/14/14	2,000	2,029

Coca-Cola (The) Co., 0.75%, 11/15/13	2,000	2,009

Coca-Cola Enterprises, Inc., 1.13%, 11/12/13	2,500	2,510

PepsiCo, Inc., 0.75%, 3/5/15	4,000	3,984
SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)(2)	2,000	2,027
		14,462

Biotechnology – 1.4%

Amgen, Inc., 1.88%, 11/15/14	3,500	3,581
Gilead Sciences, Inc., 2.40%, 12/1/14	3,000	3,103
		6,684

Chemicals – 1.8%

Air Products & Chemicals, Inc., 4.15%, 2/1/13	3,000	3,090

Airgas, Inc., 2.85%, 10/1/13	3,500	3,584
Praxair, Inc., 1.75%, 11/15/12	1,500	1,512
		8,186

Commercial Services – 0.8%

ERAC USA Finance LLC, 5.80%, 10/15/12 (1)	1,000	1,024

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	119	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Commercial Services – 0.8% – continued

2.75%, 7/1/13 (1)	$1,000	$1,012

2.25%, 1/10/14 (1)	1,500	1,510
		3,546

Computers – 2.9%

Dell, Inc., 1.07%, 4/1/14	3,400	3,418

Hewlett-Packard Co., 6.13%, 3/1/14	3,387	3,686

2.02%, 9/19/14	2,000	2,015

International Business Machines Corp., 0.88%, 10/31/14	3,000	3,009

0.55%, 2/6/15	1,500	1,492
		13,620

Diversified Financial Services – 10.8%

American Express Credit Corp., 1.32%, 6/24/14	2,500	2,492

American Honda Finance Corp., 2.38%, 3/18/13 (1)	1,300	1,322

1.63%, 9/20/13 (1)	1,800	1,823

1.45%, 2/27/15 (1)(2)	2,000	2,009

Caterpillar Financial Services Corp., 1.13%, 12/15/14	3,400	3,428

1.05%, 3/26/15	2,000	2,007

Charles Schwab (The) Corp., 4.95%, 6/1/14	4,000	4,338

General Electric Capital Corp., 1.88%, 9/16/13	2,000	2,032

1.43%, 1/7/14	2,500	2,516

1.10%, 4/7/14	2,000	2,003

2.15%, 1/9/15	2,000	2,043

Harley-Davidson Funding Corp., 5.75%, 12/15/14 (1)(2)	2,786	3,038

John Deere Capital Corp., 0.70%, 3/3/14	2,750	2,757

0.68%, 6/16/14	3,000	3,005

MassMutual Global Funding II, 0.97%, 9/27/13 (1)	3,000	2,998

PACCAR Financial Corp., 1.55%, 9/29/14	3,200	3,256

TD Ameritrade Holding Corp., 2.95%, 12/1/12	2,800	2,841
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Diversified Financial Services – 10.8% – continued
Toyota Motor Credit Corp., 1.25%, 11/17/14	$6,000	$6,070
		49,978

Electric – 1.7%

Commonwealth Edison Co., 1.63%, 1/15/14	2,000	2,032

Dominion Resources, Inc., 1.80%, 3/15/14	1,000	1,022

MidAmerican Energy Holdings Co., 3.15%, 7/15/12	2,000	2,014
NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	3,000	3,053
		8,121

Electronics – 0.3%
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	1,600	1,613

Food – 1.3%

Kellogg Co., 4.25%, 3/6/13	3,450	3,567
Kroger (The) Co., 5.00%, 4/15/13	2,200	2,293
		5,860

Healthcare - Products – 0.7%
DENTSPLY International, Inc., 2.00%, 8/15/13	3,400	3,423

Healthcare - Services – 1.0%

Quest Diagnostics, Inc., 1.32%, 3/24/14	2,000	2,016
Roche Holdings, Inc., 5.00%, 3/1/14 (1)	2,427	2,616
		4,632

Insurance – 2.3%

American International Group, Inc., 3.00%, 3/20/15	3,000	3,021

Berkshire Hathaway, Inc., 1.20%, 8/15/14	2,000	2,027

MetLife, Inc., 1.78%, 8/6/13	2,500	2,521

Metropolitan Life Global Funding I, 1.33%, 1/10/14 (1)	1,500	1,501

See Notes to the Financial Statements.

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Insurance – 2.3% – continued
Prudential Financial, Inc., 5.15%, 1/15/13	$1,500	$1,551
		10,621

Internet – 1.0%

eBay, Inc., 0.88%, 10/15/13	1,700	1,710
Google, Inc., 1.25%, 5/19/14	3,000	3,050
		4,760

Media – 3.5%

NBCUniversal Media LLC, 2.10%, 4/1/14	3,475	3,549

Time Warner Cable, Inc., 5.40%, 7/2/12	2,000	2,023

6.20%, 7/1/13	2,000	2,133

Viacom, Inc., 1.25%, 2/27/15	3,000	2,997
Walt Disney (The) Co., 0.88%, 12/1/14	5,400	5,424
		16,126

Mining – 0.5%
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	2,500	2,491

Miscellaneous Manufacturing – 1.0%

Danaher Corp., 1.30%, 6/23/14	2,000	2,032
Eaton Corp., 4.90%, 5/15/13	2,500	2,620
		4,652

Office/Business Equipment – 1.2%

Pitney Bowes, Inc., 3.88%, 6/15/13	1,500	1,549

Xerox Corp., 1.87%, 9/13/13	2,000	2,018

1.32%, 5/16/14	2,000	1,984
		5,551

Oil & Gas – 0.9%
Phillips 66, 1.95%, 3/5/15 (1)(2)	4,000	4,028

Pharmaceuticals – 1.8%

Aristotle Holding, Inc., 2.10%, 2/12/15 (1)(2)	3,000	3,037

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Pharmaceuticals – 1.8% – continued

McKesson Corp., 5.25%, 3/1/13	$3,041	$3,169
Novartis Capital Corp., 1.90%, 4/24/13	2,100	2,132
		8,338

Real Estate Investment Trusts – 0.4%
HCP, Inc., 2.70%, 2/1/14	2,000	2,028

Retail – 4.2%

AutoZone, Inc., 5.88%, 10/15/12	2,100	2,155

Darden Restaurants, Inc., 5.63%, 10/15/12	2,800	2,867

Home Depot (The), Inc., 5.25%, 12/16/13	3,000	3,239

Nordstrom, Inc., 6.75%, 6/1/14	3,500	3,943

Target Corp., 4.00%, 6/15/13	2,000	2,078

Walgreen Co., 4.88%, 8/1/13	2,000	2,117
Wal-Mart Stores, Inc., 0.75%, 10/25/13	3,000	3,009
		19,408

Semiconductors – 0.4%
Broadcom Corp., 1.50%, 11/1/13	2,000	2,023

Software – 1.0%

Microsoft Corp., 0.88%, 9/27/13	2,325	2,342

2.95%, 6/1/14	2,000	2,108
		4,450

Telecommunications – 1.7%

Cisco Systems, Inc., 1.63%, 3/14/14	1,700	1,734

Verizon Communications, Inc., 1.08%, 3/28/14	3,500	3,529

1.25%, 11/3/14	2,500	2,527
		7,790

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 62.0% – continued

Toys, Games & Hobbies – 0.7%
Mattel, Inc., 5.63%, 3/15/13	$3,000	$3,138

Transportation – 2.5%

CSX Corp., 5.75%, 3/15/13	3,300	3,450

FedEx Corp., 7.38%, 1/15/14	3,094	3,417

Ryder System, Inc., 6.00%, 3/1/13	3,000	3,123
United Parcel Service, Inc., 4.50%, 1/15/13	1,539	1,588
		11,578

Trucking & Leasing – 0.7%
GATX Corp., 4.75%, 10/1/12	3,000	3,048
Total Corporate Bonds
(Cost $286,439)		288,185

COVERED BONDS – 3.0%

Banks – 3.0%

Bank of Nova Scotia, 1.45%, 7/26/13 (1)(2)	1,300	1,315

0.92%, 2/27/14	3,500	3,500

Canadian Imperial Bank of Commerce, 2.00%, 2/4/13 (1)(2)	1,400	1,417

1.50%, 12/12/14 (1)(2)	2,000	2,037

Cie de Financement Foncier, 2.13%, 4/22/13 (1)(2)	1,000	1,005

National Bank of Canada, 1.65%, 1/30/14 (1)(2)	1,500	1,526
Swedbank Hypotek AB, 0.92%, 3/28/14 (1)(2)	3,000	2,993
		13,793
Total Covered Bonds
(Cost $13,733)		13,793

FOREIGN ISSUER BONDS – 24.9%

Auto Manufacturers – 0.7%
Volkswagen International Finance N.V., 1.08%, 4/1/14 (1)	3,500	3,489

Banks – 13.0%

Abbey National Treasury Services PLC, 2.14%, 4/25/14	2,000	1,941
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.9% – continued

Banks – 13.0% – continued

Australia & New Zealand Banking Group Ltd., 1.32%, 1/10/14 (1)	$2,000	$2,001

Bank of Montreal, 2.13%, 6/28/13	2,500	2,542

1.75%, 4/29/14	2,500	2,544

Barclays Bank PLC, 1.62%, 1/13/14	2,500	2,492

Commonwealth Bank of Australia, 1.20%, 3/17/14 (1)	3,000	2,996

1.95%, 3/16/15	3,000	3,020

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 0.76%, 7/25/13	1,500	1,496

Credit Suisse, 5.00%, 5/15/13	2,000	2,077

1.53%, 1/14/14	4,000	3,982

HSBC Bank PLC, 1.16%, 8/12/13 (1)	2,000	2,003

1.37%, 1/17/14 (1)	2,000	2,005

Kreditanstalt fuer Wiederaufbau, 0.49%, 2/22/13	1,500	1,498

National Australia Bank, 1.75%, 1/30/14	3,200	3,200

National Australia Bank Ltd., 1.30%, 4/11/14 (1)	2,500	2,491

2.25%, 4/11/14 (1)	3,000	3,040

Royal Bank of Canada, 1.45%, 10/30/14	2,000	2,026

1.15%, 3/13/15	4,000	3,998

Toronto-Dominion Bank (The), 0.74%, 7/26/13	3,200	3,209

1.38%, 7/14/14	2,500	2,544

UBS A.G., 1.55%, 1/28/14	4,500	4,483

Westpac Banking Corp., 2.25%, 11/19/12	1,500	1,516

2.10%, 8/2/13	1,200	1,215

1.20%, 12/9/13	2,000	2,001
		60,320

Chemicals – 0.8%
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	3,300	3,596

See Notes to the Financial Statements.

FIXED INCOME FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.9% – continued

Food – 0.9%
TESCO PLC, 2.00%, 12/5/14 (1)(2)	$4,000	$4,067

Healthcare – Products – 0.4%
Covidien International Finance S.A., 1.88%, 6/15/13	2,000	2,021

Mining – 3.1%

Barrick Gold Corp., 1.75%, 5/30/14	3,000	3,037

BHP Billiton Finance USA Ltd., 1.13%, 11/21/14	3,200	3,222

1.00%, 2/24/15	1,000	999

Rio Tinto Alcan, Inc., 4.50%, 5/15/13	3,000	3,127

Rio Tinto Finance USA Ltd., 5.88%, 7/15/13	2,000	2,115
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)(2)	2,000	2,036
		14,536

Miscellaneous Manufacturing – 1.5%

Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	3,400	3,631

Tyco Electronics Group S.A., 6.00%, 10/1/12	2,000	2,052

1.60%, 2/3/15	1,500	1,503
		7,186

Oil & Gas – 2.0%

BP Capital Markets PLC, 1.07%, 3/11/14	3,000	3,020

Canadian Natural Resources Ltd., 1.45%, 11/14/14	3,500	3,547
Petrobras International Finance Co., 2.88%, 2/6/15	2,500	2,565
		9,132

Oil & Gas Services – 0.7%
Schlumberger Investment S.A., 1.02%, 9/12/14 (1)	3,100	3,103

Pharmaceuticals – 1.0%

AstraZeneca PLC, 5.40%, 9/15/12	1,500	1,533

Sanofi, 1.20%, 9/30/14	1,700	1,719

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.9% – continued

Pharmaceuticals – 1.0% – continued
Teva Pharmaceutical Finance III B.V., 0.97%, 3/21/14	$1,350	$1,353
		4,605

Telecommunications – 0.8%
Telefonica Emisiones S.A.U., 5.86%, 2/4/13	3,500	3,619
Total Foreign Issuer Bonds
(Cost $115,083)		115,674

U.S. GOVERNMENT AGENCIES – 1.2% (3)

Fannie Mae – 0.7%

0.63%, 11/25/13	3,000	3,001

Federal Home Loan Bank – 0.5%

1.00%, 4/16/15 (4)	2,500	2,502
Total U.S. Government Agencies
(Cost $5,500)		5,503

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.0%
Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	4,809,008	$4,809
Total Investment Companies
(Cost $4,809)		4,809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.3%

Alexandria IDA Headquarters Facilities Taxable VRDB, Series A, (Suntrust Bank LOC), 0.87%, 4/5/12	$3,000	$3,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.3% – continued
Citizens Property Insurance Corp. Revenue Bonds, Series A3, High Risk Floating Notes, 1.94%, 4/5/12	$3,000	$3,018
Total Short-Term Investments
(Cost $6,008)		6,018

Total Investments – 99.2%
(Cost $458,453)		460,925

Other Assets less Liabilities – 0.8%		3,752
NET ASSETS – 100.0%		$464,677

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $33,535,000 or 7.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
American Honda Finance Corp., 1.45%, 2/27/15	2/21/12	$1,999
Aristotle Holding, Inc., 2.10%, 2/12/15	2/7/12	2,985
Bank of Nova Scotia, 1.45%, 7/26/13	7/16/10	1,298
Canadian Imperial Bank of Commerce, 2.00%, 2/4/13	1/28/10	1,400
Canadian Imperial Bank of Commerce, 1.50%, 12/12/14	2/23/12	2,036
Cie de Financement Foncier, 2.13%, 4/22/13	4/19/10	998
Harley-Davidson Funding Corp., 5.75%, 12/15/14	1/26/12	3,030
National Bank of Canada, 1.65%, 1/30/14	1/24/11	1,500
Phillips 66, 1.95%, 3/5/15	3/7/12	3,998
SABMiller Holdings, Inc., 1.85%, 1/15/15	1/11/12	2,000
Swedbank Hypotek AB, 0.92%, 3/28/14	3/21/11	3,000

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
TESCO PLC, 2.00%, 12/5/14	11/28/11	$3,996
Turquoise Card Backed Securities PLC, Series 2011-1A, Class A, 1.00%, 9/15/16	10/6/11	3,000
Xstrata Finance Canada Ltd., 2.85%, 11/10/14	11/3/11	1,998

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(6)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $11,373,000 with net sales of approximately $6,564,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution (unaudited) for the Ultra-Short Fixed Income Fund was:

QUALITY DISTRIBUTION*	% OF LONG-TERM INVESTMENTS
AAA	9.7%
AA+	0.7
AA	6.5
AA-	12.8
A+	9.5
A	14.8
A-	15.4
BBB+	14.8
BBB	12.2
BBB-	0.8
A2 (Short Term)	0.6
Agency	1.2
Cash Equivalents	1.0

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed

See Notes to the Financial Statements.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Agency securities are obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. Treasury securities are obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Ultra-Short Fixed Income Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$26,943	(1)	$–	$26,943
Corporate Bonds	–	288,185	(1)	–	288,185
Covered Bonds	–	13,793		–	13,793
Foreign Issuer Bonds	–	115,674	(1)	–	115,674
U.S. Government Agencies	–	5,503	(1)	–	5,503
Investment Companies	4,809	–		–	4,809
Short-Term Investments	–	6,018		–	6,018

Total Investments	$4,809	$456,116		$–	$460,925

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	125	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.0% (1)

Fannie Mae – 18.0%

Pool #555649, 7.50%, 10/1/32	$160	$191

Pool #745148, 5.00%, 1/1/36	1,041	1,126

Pool #893082, 2.68%, 9/1/36	377	405

Pool #AH1166, 4.50%, 12/1/40	361	387

Pool TBA, 6.00%, 4/1/37 (2)	1,065	1,173

5.00%, 5/15/39 (2)	1,755	1,893

5.50%, 5/15/39 (2)	2,125	2,312

4.00%, 4/15/40 (2)	2,950	3,093
Series 2007, Class 26C, 5.50%, 3/25/33	463	480
		11,060

Freddie Mac – 10.7%

1.00%, 3/8/17	1,295	1,277

1.25%, 5/12/17	3,595	3,590

Pool #1J0365, 5.72%, 4/1/37	491	516

Pool #1J2840, 5.88%, 9/1/37	760	813

Pool #410092, 2.33%, 11/1/24	45	46
Series 3730, Class PL, 4.50%, 1/15/33	350	364
		6,606

Government National Mortgage Association – 3.0%

Series 2008, Class 8A, 3.61%, 8/16/27	160	160

Series 2010, CLass 141A, 1.86%, 8/16/31	382	386

Series 2011, Class 31A, 2.21%, 12/16/35	561	571

Series 2011, Class 49A, 2.45%, 7/16/38	491	503
Series 2011, Class 49AB, 2.80%, 1/16/34	244	250
		1,870

Government National Mortgage Association I – 0.1%

Pool #268360, 10.00%, 4/15/19	17	20

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.0% (1) – continued

Government National Mortgage Association I – 0.1% – continued
Pool #270288, 10.00%, 6/15/19	$18	$21
		41

Government National Mortgage Association II – 1.2%
Pool #82581, 4.00%, 7/20/40	669	713
Total U.S. Government Agencies
(Cost $20,110)		20,290

U.S. GOVERNMENT OBLIGATIONS – 66.9%

U.S. Treasury Inflation Indexed Notes – 1.0%

2.00%, 1/15/14	450	590

U.S. Treasury Notes – 65.9%

0.25%, 3/31/14	7,895	7,881

0.38%, 3/15/15	12,090	12,044

1.00%, 3/31/17	7,390	7,374

1.50%, 3/31/19	5,350	5,310

2.00%, 2/15/22	8,075	7,920
		40,529
Total U.S. Government Obligations
(Cost $41,072)		41,119

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 43.7%
Northern Institutional Funds – U.S. Government Portfolio (3)(4)	26,908,772	$26,909
Total Investment Companies
(Cost $26,909)		26,909

See Notes to the Financial Statements.

FIXED INCOME FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.04%, 6/21/12	$250	$250
Total Short-Term Investments
(Cost $250)		250

Total Investments – 144.0%
(Cost $88,341)		88,568
Liabilities less Other Assets – (44.0)%		(27,063)
NET ASSETS – 100.0%		$61,505

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At March 31, 2011, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $13,132,000 with net purchases of approximately $13,777,000 during the fiscal year ended March 31, 2012.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the quality distribution (unaudited) for the U.S. Government Fund was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
U.S. Treasury	48.8%
U.S. Agency	20.8
Cash Equivalents	30.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies	$–	$20,290	(1)	$–	$20,290
U.S. Government Obligations	–	41,119	(1)	–	41,119
Investment Companies	26,909	–		–	26,909
Short-Term Investments	–	250		–	250

Total Investments	$26,909	$61,659		$–	$88,568

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	127	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Corporation
FSA	Financial Security Assurance
FSB	Federal Savings Bank
G.O.	General Obligation
GTD	Guaranteed
LOC	Line of Credit
NATL-RE	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
TRANS	Tax and Revenue Anticipation Notes
TRB	Tax Revenue Bonds
VRDB	Variable Rate Demand Bond

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2012

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.
Northern Trust Investments, Inc. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI and NTGIL, as authorized by the Board of Trustees, have determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When

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used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ Financial Statements can be found in Note 9.

At March 31, 2012, no Funds had entered into exchange-traded long futures contracts. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statement of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions to the Funds’ Financial Statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2012, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts

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MARCH 31, 2012

with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charge a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees for the fiscal years ended March 31, 2012 and 2011 were approximately $20,000 and $58,000, respectively for the High Yield Fixed Income Fund. The Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds did not have any redemption fees for the fiscal year ended March 31, 2012. This amount is included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
Fixed Income	Daily	Monthly
Global Fixed Income	Annually	Annually
High Yield Fixed Income	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (PFICs) gains and losses, expired capital loss carryforwards and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$2,177	$(2,177)
Fixed Income	2,403	(2,403)
Global Fixed Income	847	(847)
High Yield Fixed Income	79	(79)
Short-Intermediate U.S. Government	777	(777)
U.S. Government	99	(99)

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NOTES TO THE FINANCIAL STATEMENTS continued

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period from October 31, 2011 through the fiscal year ended March 31, 2012, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as occurring in the following fiscal year:

Amounts in thousands
Global Fixed Income	$66
Tax-Advantaged Ultra-Short Fixed Income	707

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017	MARCH 31, 2018
High Yield Fixed Income	$91,440	$31,249

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN (LOSSES)
Bond Index	$ —	$3,977	$820	$130,263
Fixed Income	—	11,938	1,843	31,740
Global Fixed Income	—	—	84	1,132
High Yield Fixed Income	—	4,894	—	107,650
Short-Intermediate U.S. Government	—	3,548	898	298
Tax-Advantaged Ultra-Short Fixed Income	109	317	1	3,219
Ultra-Short Fixed Income	—	179	165	2,472
U.S. Government	—	682	31	(33)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$74,729	$4,483
Fixed Income	—	52,090	5,637
Global Fixed Income	—	588	604
High Yield Fixed Income	—	334,562	—
Short-Intermediate U.S. Government	—	17,199	1,323
Tax-Advantaged Ultra-Short Fixed Income	6,296	3,545	1,000
Ultra-Short Fixed Income	—	5,080	457
U.S. Government	—	1,565	707

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$73,572	$2,640
Fixed Income	—	60,199	4,261
Global Fixed Income	—	1,689	947
High Yield Fixed Income	—	267,987	—
Short-Intermediate U.S. Government	—	28,271	239
Tax-Advantaged Ultra-Short Fixed Income	3,010	2,533	98
Ultra-Short Fixed Income	—	3,161	—
U.S. Government	—	4,546	74

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the Global Fixed Income Fund’s borrowings was $222,000 and the weighted average interest rate on these borrowings was 1.32 percent for the fiscal year ended March 31, 2012. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2012, the investment advisers contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATION
Bond Index	0.15%	0.25%

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NOTES TO THE FINANCIAL STATEMENTS continued

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATION
Fixed Income	0.70%	0.66%	0.63%	0.90%
Global Fixed Income	0.85%	0.80%	0.77%	1.15%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.90%
Short-Intermediate U.S. Government	0.70%	0.66%	0.63%	0.90%
Tax-Advantaged Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
U.S. Government	0.70%	0.66%	0.63%	0.90%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to certain of the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements are expected to continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. The following chart illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the tables above:

	CONTRACTUAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2012
Bond Index	0.15%	*
Fixed Income	0.45%	*
Global Fixed Income	0.80%
High Yield Fixed Income	0.80%	*
Short-Intermediate U.S. Government	0.40%	*
Tax-Advantaged Ultra-Short Fixed Income	0.25%
Ultra-Short Fixed Income	0.25%
U.S. Government	0.40%	*

*	Excludes acquired fund fees or advisory fee breakpoints.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio (the “Portfolios”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). The Bond Index, Fixed

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Income, Global Fixed Income, High Yield Fixed Income, and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio, the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the U.S. Government Portfolio, and the Tax-Advantaged Ultra-Short Fixed Income Fund currently invests uninvested cash in the Tax Exempt Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Diversified Assets Portfolio, U.S. Government Portfolio or the Tax Exempt Portfolio is 0.35 percent. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less Expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,921,055	$213,575	$2,605,759	$78,967
Fixed Income	8,138,354	708,106	7,949,812	472,018
Global Fixed Income	5,119	8,577	8,664	16,152
High Yield Fixed Income	—	5,076,709	—	3,817,808
Short-Intermediate U.S. Government	8,891,429	—	9,545,437	—
Tax-Advantaged Ultra-Short Fixed Income	8,980	1,451,810	8,980	862,377
Ultra-Short Fixed Income	15,500	201,368	17,221	105,796
U.S. Government	986,488	—	998,263	—

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond Index	$138,382	$(8,119)	$130,263	$2,630,747
Fixed Income	39,429	(7,689)	31,740	1,883,049
Global Fixed Income	1,874	(154)	1,720	20,611
High Yield Fixed Income	171,360	(63,719)	107,641	5,217,468
Short-Intermediate U.S. Government	1,041	(743)	298	476,197
Tax-Advantaged Ultra-Short Fixed Income	5,426	(2,207)	3,219	1,349,559
Ultra-Short Fixed Income	2,970	(498)	2,472	458,453
U.S. Government	207	(240)	(33)	88,601

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Bond Index	88,675	$964,014	2,277	$24,738	(48,961)	$(529,970)	41,991	$458,782
Fixed Income	82,615	865,018	2,055	21,439	(35,915)	(374,960)	48,755	511,497
Global Fixed Income	339	3,955	70	792	(1,419)	(16,321)	(1,010)	(11,574)
High Yield Fixed Income	310,392	2,213,506	4,680	33,706	(135,154)	(970,475)	179,918	1,276,737
Short-Intermediate U.S. Government	20,598	215,003	1,433	14,536	(92,640)	(973,659)	(70,609)	(744,120)
Tax-Advantaged Ultra-Short Fixed Income	113,458	1,148,144	292	2,950	(49,789)	(503,954)	63,961	647,140
Ultra-Short Fixed Income	32,983	334,934	209	2,119	(24,143)	(244,945)	9,049	92,108
U.S. Government	714	7,203	181	1,813	(2,301)	(23,038)	(1,406)	(14,022)

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	69,435	$736,875	2,125	$22,446	(59,691)	$(633,887)	11,869	$125,434
Fixed Income	29,232	303,198	2,910	29,486	(27,819)	(288,333)	4,323	44,351
Global Fixed Income	515	5,971	137	1,496	(2,480)	(28,817)	(1,828)	(21,350)
High Yield Fixed Income	201,427	1,452,239	4,332	31,210	(70,526)	(507,528)	135,233	975,921
Short-Intermediate U.S. Government	50,160	527,428	1,941	20,015	(26,562)	(278,333)	25,539	269,111
Tax-Advantaged Ultra-Short Fixed Income	62,111	628,724	121	1,223	(25,921)	(262,325)	36,311	367,622
Ultra-Short Fixed Income	38,122	386,454	87	879	(18,729)	(189,986)	19,480	197,347
U.S. Government	1,665	16,771	360	3,545	(4,259)	(43,289)	(2,234)	(22,973)

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2012:

Amounts in thousands		ASSETS		LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	COUNTERPARTY
Global Fixed Income	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	$106	Unrealized loss on foreign currency exchange contracts	$(104)	Citigroup, Morgan Stanley, UBS

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FIXED INCOME FUNDS

MARCH 31, 2012

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2012:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Fixed Income	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	$(177)
Short-Intermediate U.S. Government	Equity contracts	Net realized gains (losses) on futures contracts	(385)
U.S. Government	Equity contracts	Net realized gains (losses) on futures contracts	24
Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Global Fixed Income	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	$78

Volume of derivative activity for the fiscal year ended March 31, 2012*:

	FOREIGN EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Global Fixed Income	93	$541	—	$ —
Short-Intermediate U.S. Government	—	—	1	20,365
U.S. Government	—	—	3	5,467

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign exchange and futures equity contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011- 03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the Funds’ financial statement amounts or disclosures, if any.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2012

value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

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FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2011, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Bond Index	$0.021283
Fixed Income	0.036360
Global Fixed Income	0.189231
Short-Intermediate U.S. Government	0.035545
Tax-Advantaged Ultra-Short Fixed Income	0.008256
Ultra-Short Fixed Income	0.010230
U.S. Government	0.106801

During the year ended March 31, 2012, the percentage of dividends derived from net investment income paid by the Tax-Advantaged Ultra-Short Fixed Income Fund as "exempt-interest dividends", excludable from gross income for Federal income tax purposes was 65.47%.

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FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2012 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11-3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 131), if any, in the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 133), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.20%	$1,000.00	$1,013.60	$1.01
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.66%	$1,000.00	$1,026.90	$3.34
Hypothetical**	0.66%	$1,000.00	$1,021.70	$3.34

GLOBAL FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.00%	$1,000.00	$979.00	$4.95
Hypothetical**	1.00%	$1,000.00	$1,020.00	$5.05

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.80%	$1,000.00	$1,120.20	$4.24
Hypothetical**	0.80%	$1,000.00	$1,021.00	$4.04

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2012 (UNAUDITED)

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.67%	$1,000.00	$1,002.90	$3.35
Hypothetical**	0.67%	$1,000.00	$1,021.65	$3.39

TAX ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.25%	$1,000.00	$1,008.40	$1.26
Hypothetical**	0.25%	$1,000.00	$1,023.75	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.25%	$1,000.00	$1,014.30	$1.26
Hypothetical**	0.25%	$1,000.00	$1,023.75	$1.26

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.66%	$1,000.00	$1,004.30	$3.31
Hypothetical**	0.66%	$1,000.00	$1,021.70	$3.34

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2012 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•Director of Big Shoulders Fund since 1997;

•Director of Children’s Memorial Hospital since 1998;

•Trustee of DePaul University from 1998 to 2009;

•Director of Andrew Corporation (a communications product company) from 2006 to 2008.

•Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•Member of the Board of Governors of The Metropolitan Club since 2003;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

•None

Sharon Gist Gilliam Age: 68 Trustee since 2001

•Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•CEO of Chicago Housing Authority from 2006 to 2007;

•Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

•None

Sandra Polk Guthman Age: 68 Trustee since 2000

•Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•Trustee of Rush University Medical Center since 2007;

•Trustee of Wellesley College since 2010.

•None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

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MARCH 31, 2012 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

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MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	147	FIXED INCOME FUNDS

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

BOND INDEX FUND1,3,5

FIXED INCOME FUND1,5

GLOBAL FIXED INCOME FUND1,4,6

HIGH YIELD FIXED INCOME FUND1,2

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5,7

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1

ULTRA-SHORT FIXED INCOME FUND1

U.S. GOVERNMENT FUND1,6,7

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

4 International Risk: International investing involves increased risk and volatility.

5 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

6 Non-Diversified Risk: The Fund invests in a smaller number of stocks than a diversified mutual fund. As a result, the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other diversified funds.

7 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

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FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	151	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	152	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

34	CALIFORNIA TAX-EXEMPT FUND

38	HIGH YIELD MUNICIPAL FUND

45	INTERMEDIATE TAX-EXEMPT FUND

59	SHORT-INTERMEDIATE TAX-EXEMPT FUND

80	TAX-EXEMPT FUND

89	ABBREVIATIONS AND OTHER INFORMATION

90	NOTES TO THE FINANCIAL STATEMENTS

97	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

98	TAX INFORMATION

99	FUND EXPENSES

101	TRUSTEES AND OFFICERS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Funds.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. bond markets rallied significantly during the 12-month reporting period ended March 31, 2012. Sovereign debt concerns spread from Greece to weaker credits on the broader European continent, sparking flight-to-quality investor activity. In addition, the Federal Reserve commenced “Operation Twist,” another accommodative move by Chairman Ben Bernanke to jumpstart the anemic economic recovery. As a result, interest rates plummeted, particularly among longer-maturity instruments. Although they lagged Treasury yield declines, municipal yields also fell dramatically as bond prices rose. The tax-exempt market, including Arizona, largely avoided any serious credit problems, as municipalities addressed difficult fiscal imbalances. Demand for municipal bonds increased during the period, as mutual funds experienced steady cash inflows. Supply also picked up from the previous 12-month period, although refundings of outstanding debt made up the majority of issuance. These technical factors helped to reduce market volatility.

The Arizona Tax-Exempt Fund, with an average maturity of 10.7 years as of period end, returned a strong 12.30% during the reporting period. The Fund outperformed its benchmark, the Barclays Capital Arizona Municipal Bond Index — which returned 11.69% — but slightly underperformed its Lipper peer group average, the Arizona Muni Debt category, which returned 13.19% for the period. Shareholders benefited from our active trading strategy as we capitalized on market knowledge and inefficiencies. During the period, we marginally increased Fund duration, which also added to returns. As the yield curve flattened, the Fund’s “barbelled” maturity structure contributed to returns, based on longer-term holdings that outperformed. However, our preference for high quality Arizona municipal securities hurt performance, as credit spreads continued to tighten. At period end, the Fund had only 3.0% exposure to BBB-rated bonds and no holdings in below-investment-grade credits.

Going forward, we will continue to closely monitor any proposed changes in tax policy at the federal level that could impact tax-exempt bonds. Additionally, we will keep watch on the economy and fiscal situation at the state and local level in Arizona. And as always, we will track any changes in the pattern of issuance and the volume of demand for Arizona tax-exempt municipals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	12.30%	5.23%	4.87%	5.24%

BARCLAYS CAPITAL ARIZONA MUNICIPAL BOND INDEX	11.69	5.58	5.35	5.57

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
NET ASSETS	$117 MILLION
NET ASSET VALUE	$10.91
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.94%
NET EXPENSE RATIO	0.67%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Bond markets in the United States rallied significantly during the 12-month reporting period ended March 31, 2012. Sovereign debt concerns spread from Greece to weaker credits on the broader European continent, sparking flight-to-quality investor activity. In addition, the Federal Reserve commenced “Operation Twist,” another accommodative move by Chairman Ben Bernanke to jumpstart the anemic economic recovery. As a result, interest rates plummeted, particularly among longer-maturity instruments. Although they lagged Treasury yield declines, municipal yields also fell dramatically as bond prices rose. The tax-exempt market, including California, largely avoided any serious credit problems, as municipalities addressed difficult fiscal imbalances. Demand for municipal bonds increased during the period, as mutual funds experienced steady cash inflows. Supply also picked up from the previous 12-month period, although refundings of outstanding debt made up the majority of issuance. These technical factors helped to reduce market volatility.

The California Intermediate Tax-Exempt Fund, with an average maturity of 9.8 years as of period end, posted a strong 10.56% return for the reporting period. The Fund performed in line with its benchmark, the Barclays Capital California Intermediate Municipal Bond Index — which gained 10.72% — but easily outperformed its Lipper peer group average, the California Intermediate Muni Debt category, which returned 9.46% for the period. Shareholders benefited from our active trading strategy as we capitalized on market knowledge and inefficiencies. During the period, we marginally increased Fund duration, which also added to returns. As the yield curve flattened, the Fund’s “barbelled” maturity structure contributed to returns, based on longer-term holdings that outperformed. However, our preference for high quality California municipal securities hurt performance, as credit spreads continued to tighten. At period end, the Fund had just over 1.0% exposure to BBB-rated bonds and no holdings in below-investment-grade credits.

In the coming months, we will closely monitor any proposed changes in tax policy at the federal level that could impact tax-exempt bonds. Additionally, we will keep watch on the economy and fiscal situation at the state and local level in California. And as always, we will track any changes in the pattern of issuance and the volume of demand for California tax-exempt municipals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	10.56%	4.53%	4.38%	4.63%

BARCLAYS CAPITAL CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	10.72	6.20	5.51	5.56

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
NET ASSETS	$345 MILLION
NET ASSET VALUE	$10.74
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.67%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The domestic bond market rallied significantly during the 12-month reporting period ended March 31, 2012. Sovereign debt concerns spread from Greece to weaker credits on the broader European continent, sparking flight-to-quality investor activity. In addition, the Federal Reserve commenced “Operation Twist,” another accommodative move by Chairman Ben Bernanke to jumpstart the anemic economic recovery. As a result, interest rates plummeted, particularly among longer-maturity instruments. Although they lagged Treasury yield declines, municipal yields also fell dramatically as bond prices rose. The tax-exempt market, including California, largely avoided any serious credit problems, as municipalities addressed difficult fiscal imbalances. Demand for municipal bonds increased during the period, as mutual funds experienced steady cash inflows. Supply also picked up from the previous 12-month period, although refundings of outstanding debt made up the majority of issuance. These technical factors helped to reduce market volatility.

The California Tax-Exempt Fund, with an average maturity of 14.1 years at period end, returned a strong 16.38% during the reporting period. The Fund easily outperformed its benchmark, the Barclays Capital California Municipal Bond Index — which gained 13.95% — and performed in line with its Lipper peer group average, the California Muni Debt category, which returned 16.37%. Shareholders benefited from our active trading strategy as we capitalized on market knowledge and inefficiencies. During the period, we marginally increased Fund duration, which also added to returns. As the yield curve flattened, the Fund’s “barbelled” maturity structure contributed to returns, based on longer-term holdings that outperformed. However, our preference for high quality California municipal securities hurt performance, as credit spreads continued to tighten. At period end, the Fund had less than 1.0% exposure to BBB-rated bonds and no holdings in below-investment-grade credits.

Going forward, we will closely monitor any proposed changes in tax policy at the federal level that could impact tax-exempt bonds. Additionally, we will keep watch on the economy and fiscal situation at the state and local level in California. And as always, we will track any changes in the pattern of issuance and the volume of demand for California tax-exempt municipals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	16.38%	5.82%	5.60%	5.79%

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX	13.95	5.31	5.53	5.79

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
NET ASSETS	$149 MILLION
NET ASSET VALUE	$11.57
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.97%
NET EXPENSE RATIO	0.66%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial market volatility persisted during the 12-month reporting period ended March 31, 2012, as macroeconomic events dominated both the global and domestic front. The sovereign debt crisis in the Eurozone, U.S. debt limit negotiations and the Federal Reserve’s monetary policy all contributed to volatile conditions for the credit markets. The municipal market made a strong recovery during the period as a highly publicized warning regarding massive municipal defaults failed to materialize. Although there continues to be concern over state and local financial distress given large unfunded pension liabilities, we have seen signs of improvement at the state fiscal level along with the overall economy. High-yield municipals, while lagging in the first half of the period, recovered during the second half and outperformed investment-grade municipals for the full 12 months. During the second half of the period, cash flowed into the municipal market as demand for risk assets increased given the continuing low interest rate environment. New-issue municipal supply was generally lower than in the prior 12 months, further supporting prices.

For the reporting period, the High Yield Municipal Fund’s return of 16.57% outperformed that of its benchmark, the Barclays Capital Municipal 65-35 Investment Grade/High Yield Index, which posted a return of 13.26%. At the start of the reporting period, the Fund’s position in higher-quality investment-grade municipals served the Fund well as investment-grade securities outperformed lower-quality bonds. We then increased the Fund’s exposure to securities rated BBB and below in the second half of the period as we believed that credit spreads would tighten. The top-performing sectors in the portfolio were healthcare, tobacco, transportation and higher education. Our limited exposure to the airline sector contributed to performance in the second half of the period given the bankruptcy filing by American Airlines. Although the Fund’s tobacco-related holdings performed well, our lower exposure to the sector compared with the benchmark detracted from performance.

Given the positive technical factors of low new-issue supply and increased demand for risk assets, we are looking to maintain our exposure to securities rated BBB and below. Going forward, we will continue to focus on relative value and strong covenant protection for the Fund’s shareholders.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	16.57%	1.92%	4.05%	3.61%

BARCLAYS CAPITAL MUNICIPAL 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	13.26	4.65	5.65	5.30

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index with a 65% weighting in the Barclays Capital Municipal Bond Index and a 35% allocation to the Barclays Capital Municipal Non-Investment Grade Bond Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
NET ASSETS	$399 MILLION
NET ASSET VALUE	$8.66
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.94%
NET EXPENSE RATIO	0.84%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2012, the Intermediate Tax-Exempt Fund returned a strong 10.26%. Tax-free yields declined across all maturities as global economic conditions remained under stress. In addition, the Federal Reserve continued its accommodative monetary policies, including a very low federal funds target rate, and longer-term bond purchases for the Federal Reserve’s balance sheet.

The Fund benefited during the reporting period by maintaining duration, or interest rate sensitivity, 5% to 10% longer than normal, which contributed to returns as yields declined. Bond maturity selection was also a top performance attribute. The Fund employed a broad maturity structure, which rewarded shareholders as the municipal yield curve flattened, with longer-term rates falling more than shorter-term rates. However, while duration and yield curve decisions contributed to performance, the Fund’s relatively high level of credit quality detracted. The Fund’s benchmark, the Barclays Capital Intermediate Municipal Bond Index, returned 10.10% during the reporting period, led by the lowest quality investment-grade sectors. For fundamental reasons, the Fund continued its overweight of the highest investment-grade ratings and sectors — a relative negative as the yield spread between credits of higher and lower quality tightened. In addition, the Fund invested in a geographically diverse portfolio of tax-free municipal bonds, and focused on unlimited-tax general obligation issues and dedicated essential-service revenue bonds.

Dedicated revenue preferences included sales-, income- and transportation-related bonds. Longer-maturity instruments with shorter call features were emphasized, as we sought the benefits of income from a steep yield curve and limited modified duration via the call feature. The Fund seeks to maximize tax-free income through duration, maturity, sector and structure decisions, while maintaining a high level of credit quality.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	10.26%	4.74%	4.60%	4.69%

BARCLAYS CAPITAL INTERMEDIATE MUNICIPAL BOND INDEX	10.10	6.20	5.53	5.76

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
NET ASSETS	$2.3 BILLION
NET ASSET VALUE	$10.69
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.64%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve maintained its accommodative interest rate policy during the 12-month reporting period ended March 31, 2012, citing subdued inflation expectations and improved — though still fragile — economic conditions. The Federal Reserve’s accommodation, coupled with European debt concerns, played a prominent role in helping to drive Treasury yields sharply lower during the period.

Within tax-exempts, yields declined sharply and the municipal yield curve flattened dramatically for the period. Issuance, while insufficient to meet growing demand, was boosted by heavy refinancing volume as issuers looked to reduce debt service costs by refinancing older and more expensive debt. Although the recent demise of bond insurors and isolated default/bankruptcy headlines have made the municipal market a more credit-sensitive area, investors continued to reach for yield in lower-rated investment-grade tax-exempt securities. In addition to seeing a rebound in tax revenues, states continued to be aggressive in improving their financial positions through staff reductions, spending cuts and tax increases.

For the reporting period, the Short-Intermediate Tax-Exempt Fund returned 3.18%, compared with the 4.11% return of its benchmark, the Barclays Capital Municipal 1-5 Year Blend Municipal Bond Index. The Fund’s underweight to A and BBB-rated securities represented the primary detractor from relative performance given that these lower-tier securities outperformed AA and AAA issues. The Fund held no BBB issues and just 6.8% in A-rated securities as of March 31. In addition, we maintained an underweight in the two- to four-year range, as we felt that we would not be adequately compensated for the added level of interest rate sensitivity in that area of the yield curve. Instead, we favored six- to 12-month issues. We also added to our overweight in six- to 10-year maturities as we felt that the steepness in that portion of the maturity spectrum continued to provide attractive return prospects. Additionally, shareholders benefited from the Fund’s broad maturity profile due to the overall reduction in municipal yields. Lastly, we took advantage of favorable entry points during the period to add a modest amount of duration, or interest rate sensitivity, which contributed to performance given declines in rates.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	3.18%	2.56%	3.39%

BARCLAYS CAPITAL 1-5 YEAR BLEND MUNICIPAL BOND INDEX	4.11	3.55	4.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.65
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.80%
NET EXPENSE RATIO	0.64%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2012, the Tax-Exempt Fund returned a strong 13.55%. The Fund’s return exceeded the 12.07% return of its benchmark, the Barclays Capital Municipal Bond Index, by 148 basis points (1.48%). Portfolio duration decisions, yield curve positioning and security selection all were factors that contributed to the healthy outperformance.

While economic conditions remained subdued or stressed and the Federal Reserve continued its easy monetary policy, the Fund kept its duration extended by 10% to 15% during the period. The longer than normal duration helped performance as interest rates fell. Secondary to the duration decision, the maturity positioning of the Fund was rewarded. The Fund used a broad maturity structure that performed well as the yield curve flattened over the course of the reporting period. Although the Fund maintained a duration longer than that of its benchmark through most of the period, actual modified duration declined in line with the market. As interest rates have fallen sharply, many bonds are now priced to shorter-dated call features. The result for the Fund is a modified duration of five years that is roughly two years shorter than 12 months ago. Additionally, the Fund has invested exclusively in tax-exempt municipal bonds. Sectors of emphasis include unlimited, voter approved, general obligation bonds and dedicated essential-service revenue bonds. In particular, these include state general obligation bonds and dedicated revenue bonds backed by sales taxes, income taxes or transportation revenue.

The Fund has a much higher quality profile than that of its benchmark, which represented a drag on performance as the lowest-rated investment-grade bonds outperformed the highest rated municipals. Fundamentally, we continued to favor the highest quality bonds while seeking total return opportunities and tax-free income through maturity positioning, security selection, portfolio structure decisions and duration exposure.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	13.55%	5.22%	5.23%	5.48%

BARCLAYS CAPITAL MUNICIPAL BOND INDEX	12.07	5.42	5.46	5.94

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
NET ASSETS	$1.2 BILLION
NET ASSET VALUE	$10.92
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.66%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at cost	$108,857	(1)	$327,152	(2)
Investments, at value	$116,232	(3)	$347,098	(4)
Dividend income receivable	–		–
Interest income receivable	1,147		3,826
Receivable for securities sold	–		1,839
Receivable for fund shares sold	477		43
Receivable from investment adviser	11		27
Prepaid and other assets	1		1
Total Assets	117,868		352,834
LIABILITIES:
Payable for securities purchased	–		5,993
Payable for when-issued securities	1,145		971
Payable for fund shares redeemed	–		251
Distributions to shareholders	53		153
Payable to affiliates:
Investment advisory fees	12		36
Administration fees	4		10
Custody and accounting fees	3		3
Shareholder servicing fees	3		1
Transfer agent fees	2		6
Trustee fees	4		4
Accrued other liabilities	26		15
Total Liabilities	1,252		7,443
Net Assets	$116,616		$345,391
ANALYSIS OF NET ASSETS:
Capital stock	$108,367		$325,026
Accumulated undistributed net investment income (loss)	–		–
Accumulated undistributed net realized gain (loss)	874		419
Net unrealized appreciation	7,375		19,946
Net Assets	$116,616		$345,391
Shares Outstanding ($.0001 par value, unlimited authorization)	10,689		32,173
Net Asset Value, Redemption and Offering Price Per Share	$10.91		$10.74

(1)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $4,660, $2,994, $378,735, $45,177 and $157,745, respectively.
(2)	Amounts include cost from the California Municipal Money Market Fund of the Northern Funds of $3,307 and $14,186, respectively.
(3)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $4,660, $2,994, $378,735, $45,177 and $157,745, respectively.
(4)	Amounts include value from the California Municipal Money Market Fund of the Northern Funds of $3,307 and $14,186, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$140,586	(2)	$361,319	(1)	$2,226,178	(1)	$1,062,055	(1)	$1,111,318	(1)
$151,048	(4)	$390,487	(3)	$2,306,435	(3)	$1,105,286	(3)	$1,171,279	(3)
–		–		3		–		1
1,512		6,344		21,990		12,865		12,494
2,463		2,531		–		–		–
53		–		2,709		1,011		1,203
18		9		168		48		98
1		1		3		3		2
155,095		399,372		2,331,308		1,119,213		1,185,077

2,093		–		–		2,580		–
3,582		–		33,802		1,949		29,400
28		169		1,600		1,198		578
57		248		702		277		472

16		50		237		107		122
4		11		66		32		33
2		3		11		6		7
19		6		153		5		37
3		8		44		21		22
4		4		10		5		8
35		17		50		45		33
5,843		516		36,675		6,225		30,712
$149,252		$398,856		$2,294,633		$1,112,988		$1,154,365

$136,818		$416,247		$2,195,241		$1,069,646		$1,086,441
–		–		77		–		(67)
1,972		(46,559)		19,058		111		8,030
10,462		29,168		80,257		43,231		59,961
$149,252		$398,856		$2,294,633		$1,112,988		$1,154,365
12,900		46,073		214,576		104,470		105,699
$11.57		$8.66		$10.69		$10.65		$10.92

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$4,414	$12,299
Dividend income	–	1	(1)
Total Investment Income	4,414	12,300
EXPENSES:
Investment advisory fees	605	1,746
Administration fees	165	476
Custody fees	23	45
Accounting fees	31	52
Transfer agent fees	110	317
Registration fees	14	12
Printing fees	35	12
Professional fees	17	17
Shareholder servicing fees	10	5
Trustee fees	8	8
Interest expense	–	–
Other	12	12
Total Expenses	1,030	2,702
Less expenses reimbursed by investment adviser	(293)	(580)
Net Expenses	737	2,122
Net Investment Income	3,677	10,178
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	1,706	2,256
Net change in unrealized appreciation on:
Investments	7,113	18,705
Net Gains	8,819	20,961
Net Increase in Net Assets Resulting from Operations	$12,496	$31,139

(1)	Amounts include dividend income from the California Municipal Money Market Fund of the Northern Funds of $1 and $2, respectively.
(2)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $3, $44, $19 and $12, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2012

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$5,227		$36,149		$59,141		$27,156		$40,943
2	(1)	3	(2)	44	(2)	19	(2)	12	(2)
5,229		36,152		59,185		27,175		40,955

738		4,412		10,579		6,363		5,557
201		1,018		2,921		1,909		1,516
27		81		213		142		118
34		88		215		148		121
134		679		1,948		1,273		1,010
11		22		30		38		28
56		16		46		35		29
17		17		52		52		35
87		29		589		24		176
8		8		24		24		16
–		15		–		–		–
12		13		32		31		22
1,325		6,398		16,649		10,039		8,628
(436)		(689)		(4,103)		(1,935)		(1,958)
889		5,709		12,546		8,104		6,670
4,340		30,443		46,639		19,071		34,285

4,817		12,640		36,089		407		22,100

10,391		64,373		98,479		23,231		68,544
15,208		77,013		134,568		23,638		90,644
$19,548		$107,456		$181,207		$42,709		$124,929

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2012	2011	2012	2011
OPERATIONS :
Net investment income	$3,677	$3,802	$10,178	$8,888
Net realized gains (losses)	1,706	43	2,256	365
Net change in unrealized appreciation (depreciation)	7,113	(3,003)	18,705	(3,537)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,496	842	31,139	5,716
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	6,883	2,528	33,615	29,431
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,883	2,528	33,615	29,431
DISTRIBUTIONS PAID:
From net investment income	(3,677)	(3,802)	(10,178)	(8,888)
From net realized gains	(404)	(309)	–	(1,228)
Total Distributions Paid	(4,081)	(4,111)	(10,178)	(10,116)
Total Increase (Decrease) in Net Assets	15,298	(741)	54,576	25,031
NET ASSETS:
Beginning of year	101,318	102,059	290,815	265,784
End of year	$116,616	$101,318	$345,391	$290,815
Accumulated Undistributed Net Investment Income (Loss)	$–	$–	$–	$–

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

$4,340	$5,658	$30,443	$37,394	$46,639	$48,674	$19,071	$17,996	$34,285	$39,400
4,817	551	12,640	(14,455)	36,089	7,131	407	(296)	22,100	190
10,391	(4,106)	64,373	(25,927)	98,479	(42,771)	23,231	(1,947)	68,544	(44,594)
19,548	2,103	107,456	(2,988)	181,207	13,034	42,709	15,753	124,929	(5,004)

20,761	(36,023)	(504,575)	67,021	472,459	111,369	(324,220)	96,750	130,901	(73,564)
20,761	(36,023)	(504,575)	67,021	472,459	111,369	(324,220)	96,750	130,901	(73,564)

(4,340)	(5,658)	(30,443)	(37,394)	(46,639)	(48,673)	(19,071)	(17,996)	(34,285)	(39,400)
(1,106)	(2,255)	—	—	(4,008)	(30,221)	—	(267)	—	(18,999)
(5,446)	(7,913)	(30,443)	(37,394)	(50,647)	(78,894)	(19,071)	(18,263)	(34,285)	(58,399)
34,863	(41,833)	(427,562)	26,639	603,019	45,509	(300,582)	94,240	221,545	(136,967)

114,389	156,222	826,418	799,779	1,691,614	1,646,105	1,413,570	1,319,330	932,820	1,069,787
$149,252	$114,389	$398,856	$826,418	$2,294,633	$1,691,614	$1,112,988	$1,413,570	$1,154,365	$932,820
$—	$—	$—	$—	$77	$77	$—	$—	$(67)	$(67)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.08		$10.34		$9.92	$10.01	$10.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.36		0.38	0.40	0.40
Net realized and unrealized gains (losses)	0.87		(0.23)		0.42	(0.09)	(0.22)
Total from Investment Operations	1.23		0.13		0.80	0.31	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)		(0.36)		(0.38)	(0.40)	(0.40)
From net realized gains	(0.04)		(0.03)		—	—	(0.05)
Total Distributions Paid	(0.40)		(0.39)		(0.38)	(0.40)	(0.45)
Net Asset Value, End of Year	$10.91		$10.08		$10.34	$9.92	$10.01
Total Return(1)	12.30%		1.23%		8.11%	3.17%	1.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$116,616		$101,318		$102,059	$84,461	$70,089
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.67	%(2)	0.74	%(2)	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.94%		0.94%		0.93%	0.95%	0.99%
Net investment income, net of reimbursements and credits	3.34	%(2)	3.49	%(2)	3.66%	4.03%	3.93%
Net investment income, before reimbursements and credits	3.07%		3.29%		3.48%	3.83%	3.69%
Portfolio Turnover Rate	50.48%		48.37%		31.71%	47.59%	62.06%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000 and $7,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX -EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.04		$10.15		$9.79	$9.94	$10.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.32		0.32	0.33	0.36
Net realized and unrealized gains (losses)	0.70		(0.07)		0.36	(0.15)	(0.25)
Total from Investment Operations	1.04		0.25		0.68	0.18	0.11
LESS DISTRIBUTIONS PAID :
From net investment income	(0.34)		(0.32)		(0.32)	(0.33)	(0.36)
From net realized gains	–		(0.04)		–	–	–	(1)
Total Distributions Paid	(0.34)		(0.36)		(0.32)	(0.33)	(0.36)
Net Asset Value, End of Year	$10.74		$10.04		$10.15	$9.79	$9.94
Total Return(2)	10.56%		2.36%		7.01%	1.88%	1.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$345,391		$290,815		$265,784	$187,964	$141,270
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.67	%(3)	0.74	%(3)(4)	0.75%	0.75%	0.75	%(5)
Expenses, before reimbursements and credits	0.85%		0.86%		0.86%	0.88%	0.90%
Net investment income, net of reimbursements and credits	3.20	%(3)	3.11	%(3)	3.17%	3.39%	3.62%
Net investment income, before reimbursements and credits	3.02%		2.99%		3.06%	3.26%	3.47%
Portfolio Turnover Rate	53.21%		54.12%		33.12%	30.72%	64.84%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 and $16,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $7,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2008. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX -EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX -EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.35		$10.80		$10.19	$10.51	$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.43		0.43	0.43	0.43
Net realized and unrealized gains (losses)	1.31		(0.27)		0.61	(0.32)	(0.35)
Total from Investment Operations	1.68		0.16		1.04	0.11	0.08
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.43)		(0.43)	(0.43)	(0.43)
From net realized gains	(0.09)		(0.18)		– (1)	–	(0.06)
Total Distributions Paid	(0.46)		(0.61)		(0.43)	(0.43)	(0.49)
Net Asset Value, End of Year	$11.57		$10.35		$10.80	$10.19	$10.51
Total Return(2)	16.38%		1.44%		10.38%	1.07%	0.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$149,252		$114,389		$156,222	$135,296	$131,867
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.66	%(3)	0.74	%(3)(4)	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.99%		0.97%		0.93%	0.90%	0.90%
Net investment income, net of reimbursements and credits	3.25	%(3)	3.94	%(3)	4.06%	4.16%	4.01%
Net investment income, before reimbursements and credits	2.92%		3.71%		3.88%	4.01%	3.86%
Portfolio Turnover Rate	201.67%		144.16%		91.62%	53.88%	48.69%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 and $8,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$7.77		$8.10		$7.23	$8.89	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.35		0.34	0.42	0.42
Net realized and unrealized gains (losses)	0.89		(0.33)		0.87	(1.66)	(1.00)
Total from Investment Operations	1.26		0.02		1.21	(1.24)	(0.58)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.35)		(0.34)	(0.42)	(0.42)
Total Distributions Paid	(0.37)		(0.35)		(0.34)	(0.42)	(0.42)
Net Asset Value, End of Year	$8.66		$7.77		$8.10	$7.23	$8.89
Total Return(1)	16.57%		0.10%		16.90%	(14.29)%	(5.95)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$398,856		$826,418		$799,779	$330,393	$378,832
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.84	%(2)	0.84	%(2)	0.85%	0.85%	0.85%
Expenses, before reimbursements and credits	0.94%		0.94%		0.95%	0.96%	0.97%
Net investment income, net of reimbursements and credits	4.50	%(2)	4.25	%(2)	4.24%	5.12%	4.53%
Net investment income, before reimbursements and credits	4.40%		4.15%		4.14%	5.01%	4.41%
Portfolio Turnover Rate	9.19%		25.00%		12.45%	33.97%	25.81%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000 and $102,000, which represents less than 0.005 and 0.01 percent of average net assets for fiscal years ended March 31, 2012, and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$9.95		$10.30		$10.01	$10.05	$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.28		0.31	0.35	0.36
Net realized and unrealized gains (losses)	0.76		(0.18)		0.37	(0.04)	(0.09)
Total from Investment Operations	1.01		0.10		0.68	0.31	0.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.28)		(0.31)	(0.35)	(0.36)
From net realized gains	(0.02)		(0.17)		(0.08)	–	(0.02)
Total Distributions Paid	(0.27)		(0.45)		(0.39)	(0.35)	(0.38)
Net Asset Value, End of Year	$10.69		$9.95		$10.30	$10.01	$10.05
Total Return(1)	10.26%		0.98%		6.94%	3.02%	2.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,294,633		$1,691,614		$1,646,105	$1,200,669	$752,080
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.64	%(2)	0.72	%(2)	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.85%		0.86%		0.86%	0.84%	0.85%
Net investment income, net of reimbursements and credits	2.40	%(2)	2.70	%(2)	2.98%	3.49%	3.58%
Net investment income, before reimbursements and credits	2.19%		2.56%		2.87%	3.40%	3.48%
Portfolio Turnover Rate	135.53%		105.88%		111.53%	135.72%	266.10%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $242,000 and $522,000, which represents 0.01 and 0.03 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

SHORT - INTERMEDIATE TAX - EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$10.48		$10.49		$10.33	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.14		0.18	0.27	0.19
Net realized and unrealized gains (losses)	0.17		(0.01)		0.16	0.16	0.17
Total from Investment Operations	0.33		0.13		0.34	0.43	0.36
LESS DISTRIBUTIONS PAID :
From net investment income	(0.16)		(0.14)		(0.18)	(0.27)	(0.19)
From net realized gains	–		–	(2)	– (2)	–	–
Total Distributions Paid	(0.16)		(0.14)		(0.18)	(0.27)	(0.19)
Net Asset Value, End of Period	$10.65		$10.48		$10.49	$10.33	$10.17
Total Return(3)	3.18%		1.21%		3.29%	4.31%	3.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,112,988		$1,413,570		$1,319,330	$736,270	$173,186
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.64	%(5)	0.66	%(5)	0.70%	0.70%	0.70%
Expenses, before reimbursements and credits	0.79%		0.79%		0.79%	0.80%	0.89%
Net investment income, net of reimbursements and credits	1.50	%(5)	1.28	%(5)	1.63%	2.63%	3.07%
Net investment income, before reimbursements and credits	1.35%		1.15%		1.54%	2.53%	2.88%
Portfolio Turnover Rate	16.47%		17.72%		10.07%	25.93%	10.58%

(1)	Commenced investment operations on August 22, 2007.
(2)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $117,000 and $547,000, which represents 0.01 and 0.04 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$9.95		$ 10.55		$10.03	$10.16	$10.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.39		0.40	0.40	0.40
Net realized and unrealized gains (losses)	0.97		(0.41)		0.53	(0.13)	(0.26)
Total from Investment Operations	1.33		(0.02)		0.93	0.27	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)		(0.39)		(0.40)	(0.40)	(0.40)
From net realized gains	–		(0.19)		(0.01)	–	(0.03)
Total Distributions Paid	(0.36)		(0.58)		(0.41)	(0.40)	(0.43)
Net Asset Value, End of Year	$10.92		$9.95		$10.55	$10.03	$10.16
Total Return(1)	13.55%		(0.26)%		9.38%	2.73%	1.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,154,365		$932,820		$1,069,787	$891,908	$708,359
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.66	%(2)	0.74	%(2)	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.85%		0.86%		0.85%	0.85%	0.85%
Net investment income, net of reimbursements and credits	3.40	%(2)	3.70	%(2)	3.83%	4.00%	3.87%
Net investment income, before reimbursements and credits	3.21%		3.58%		3.73%	3.90%	3.77%
Portfolio Turnover Rate	174.06%		116.83%		122.57%	166.83%	278.36%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $67,000 and $115,000, which represents 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7%

Arizona – 92.8%

Arizona State Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	$500	$588

Arizona State School Facilities Board COP, 5.25%, 9/1/23	2,000	2,235

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/30	1,000	1,102

Arizona State Transportation Board Highway Revenue Refunding Bonds Series A, 5.00%, 7/1/18	3,000	3,609

Arizona State University COP, Research Infrastructure Projects (AMBAC Insured), 5.00%, 9/1/30	2,000	2,138

Arizona State University System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	1,450	1,585

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), 5.00%, 7/1/23	1,000	1,058

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,551

Coconino County Community College District G.O. Unlimited Refunding Bonds, 5.00%, 7/1/18	650	768

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,118

Gilbert Public Facilities Municipal Property Corp. Revenue Refunding Bonds, 4.00%, 7/1/19	1,915	2,150

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured), 5.00%, 7/1/25	2,000	2,216

Glendale Water & Sewer Revenue Bonds, Sub Lien (AMBAC Insured) Prerefunded, 5.00%, 7/1/13	2,000	2,116

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, 6.00%, 7/1/31	1,000	1,118

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/22	2,000	2,156
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 92.8% – continued

Goodyear Public Improvement Corp. Municipal Facilities Revenue Refunding Bonds, Series B, 3.00%, 7/1/18	$1,165	$1,209

Goodyear Water & Sewer Revenue Bonds, Sub Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,095

Greater Arizona Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	2,078

5.25%, 8/1/31	1,005	1,048

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,202

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 3.00%, 7/1/22	2,000	2,073

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 4.50%, 7/1/21	1,190	1,336

Maricopa County Elementary School District No. 8 Osborn G.O. Limited Refunding Bonds (NATL-RE FGIC Insured), 4.70%, 7/1/14	1,000	1,073

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	680	762

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	272

5.25%, 7/1/20	1,000	1,226

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/17	1,000	1,132

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,126

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 92.8% – continued

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series A, 3.50%, 7/1/31	$1,500	$1,442

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,147

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	201

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2002 (AGM Insured), 5.25%, 7/1/15	1,000	1,095

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	537

Maricopa County Unified School District No. 97-Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 2.50%, 7/1/20	1,350	1,352

Mesa G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	150	179

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,157

Mesa Utility System Revenue Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	3,015	3,579

5.00%, 7/1/19	1,510	1,810

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	1,000	1,218

5.00%, 7/1/23	1,000	1,155

Northern Arizona University COP, University Research Projects (AMBAC Insured), 5.00%, 9/1/26	400	412

Northern Arizona University Revenue Bonds (AGM Insured), 3.00%, 6/1/25	620	600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 92.8% – continued

3.13%, 6/1/26	$490	$474

3.25%, 6/1/27	320	309

3.38%, 6/1/28	385	373

3.50%, 6/1/29	415	405

3.63%, 6/1/30	640	627

3.75%, 6/1/31	540	532

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 3.50%, 7/1/20	500	529

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B (AMT), Senior Lien, 5.25%, 7/1/16	1,000	1,133

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/29	1,010	1,082

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	2,069

5.50%, 7/1/21	1,080	1,314

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE FGIC Insured) Prerefunded, 5.50%, 7/1/12	3,500	3,547

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	530	592

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Junior Lien, 3.00%, 7/1/20	2,000	2,153

Phoenix G.O. Unlimited Bonds, 4.50%, 7/1/21	2,000	2,149

Phoenix Variable G.O. Unlimited Bonds, Unrefunded Balance, 5.38%, 7/1/20	580	587

Phoenix Various Purpose G.O. Unlimited Bonds, Series B, Prerefunded, 5.38%, 7/1/12	420	426

Pima County Sewer Revenue Bonds, Series B, 5.00%, 7/1/25	2,250	2,551

Pima County Sewer System Revenue Bonds (AGM Insured), 5.00%, 7/1/23	1,350	1,570

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 92.8% – continued

Pima County Street & Highway Revenue Bonds, 4.00%, 7/1/22	$1,970	$2,126

Pima County Unified School District No. 1 Tucson G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	1,000	1,200

Pima County Unified School District No. 6 Marana G.O. Unlimited Bonds, Series B, School Improvement Project 2010 (AGM Insured), 5.25%, 7/1/25(1)	1,000	1,142

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,208

Prescott Valley Municipal Property Corp. Municipal Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,073

Rio Nuevo Multi-purpose Facilities District Excise TRB, Sub Lien, (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,141

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/37	1,000	1,053

Scottsdale G.O. Unlimited Bonds, Project 2004 Preserve Acquisition, 3.50%, 7/1/26	2,000	2,062

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,197

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/21	795	911

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,202

Tucson COP (Assured Guaranty Insured), 5.00%, 7/1/26	1,000	1,102

5.00%, 7/1/29	1,000	1,086

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,112

Tucson Water System Revenue Bonds, Series 2005-B (AGM Insured), 5.00%, 7/1/25	1,590	1,741

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 92.8% – continued

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	$1,000	$1,094

5.00%, 7/1/28	1,945	2,068
Yuma Municipal Facilities Property Corp. Revenue Bonds, Series D, (XLCA Insured), 5.00%, 7/1/17	1,100	1,246
		108,210

Puerto Rico – 2.9%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	1,500	1,560
Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriated (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	1,350	1,802
		3,362
Total Municipal Bonds
(Cost $104,197)		111,572

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds - Tax-Exempt Portfolio (2)(3)	4,659,599	$4,660
Total Investment Companies
(Cost $4,660)		4,660
Total Investments – 99.7%
(Cost $108,857)		116,232

Other Assets less Liabilities – 0.3%		384
NET ASSETS – 100.0%		$116,616

(1)	When-Issued Security.
(2)	At March 31, 2011, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $1,053,000 with net purchases of approximately $3,607,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2012

At March 31, 2012, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	7.4%
General	23.0
General Obligation	10.6
School District	17.4
Utilities	6.9
Water	18.5
All other sectors less than 5%	16.2

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	18.7%
AA	65.1
A	8.9
BBB	2.9
Not Rated	0.4
Cash and Equivalents	4.0

Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Arizona Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$111,572	(1)	$–	$111,572

Investment Companies	4,660	–		–	4,660

Total Investments	$4,660	$111,572		$–	$116,232

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5%

California – 98.5%

Bay Area Infrastructure Financing Authority Revenue Bonds, State Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	$3,500	$3,543

5.00%, 8/1/17	2,630	2,843

Brentwood Union School District G.O. Unlimited Refunding Bonds, 3.38%, 8/1/25(1)	1,000	976

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/27	1,500	1,615

California State Department of Water Resources Supply Revenue Bonds, Series A (AMBAC Insured), Prerefunded, 5.50%, 5/1/12	1,000	1,015

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	6,105

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/19	5,000	6,034

5.25%, 7/1/21	3,475	4,138

California State G.O. Unlimited Bonds, 5.00%, 2/1/24	2,000	2,095

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (FGIC Insured), 5.38%, 6/1/26	2,255	2,271

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL-RE FGIC Insured), 4.75%, 2/1/19	85	85

California State G.O. Unlimited Refunding Bonds, 5.25%, 9/1/22	5,500	6,599

4.50%, 10/1/29	2,000	2,069

California State Health Facilities Financing Authority Revenue Bonds, Series A, Scripps Health, 5.00%, 11/15/27	400	448

5.00%, 11/15/28	375	421

5.00%, 11/15/29	400	446

California State Health Facilities Financing Authority Revenue Bonds, Series B, Lucile Packard Childrens Hospital, 5.00%, 8/15/26	1,000	1,138

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

5.00%, 8/15/27	$360	$409

California State Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.50%, 10/1/17	1,100	1,321

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/13	1,000	1,066

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Broad Museum Project, 5.00%, 6/1/21	9,610	11,743

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,002

California State Public Works Board Lease Revenue Bonds, Series A, Department of Mental Health-Coalinga, 5.25%, 6/1/13	4,835	5,044

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	1,000	1,003

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,078

5.00%, 12/1/20	2,000	2,279

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Department of Corrections State Prisons (AMBAC Insured), 5.25%, 12/1/13	1,195	1,235

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University, 5.25%, 10/1/14	3,545	3,557

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	2,168

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), 5.00%, 1/1/19	1,300	1,430

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

California State University Systemwide Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 11/1/28	$1,175	$1,270

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	2,980	3,532

5.00%, 10/1/18	500	594

5.50%, 4/1/19	1,000	1,219

5.00%, 9/1/19	4,720	5,632

5.00%, 10/1/19	2,990	3,572

5.00%, 9/1/20	1,990	2,362

5.00%, 10/1/20	6,000	7,126

4.75%, 6/1/22	2,500	2,697

5.25%, 3/1/30	1,500	1,639

5.00%, 8/1/33	1,100	1,159

5.00%, 8/1/35	3,225	3,385

California Statewide Communities Development Authority COP, John Muir/Mount Diablo Health System (NATL-RE Insured), 5.50%, 8/15/12	895	908

California Statewide Communities Development Authority Student Housing Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured), Escrowed to Maturity, 5.00%, 8/1/12	1,775	1,797

Carlsbad Unified School District G.O. Unlimited Capital Appreciation Bonds, 6.10%, 5/1/19 (2)	1,250	1,005

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity, 7.50%, 5/1/14	1,000	1,146

Eastern Municipal District Water & Sewer COP, Series H, 5.00%, 7/1/33	2,000	2,153

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 4.00%, 8/1/18	1,215	1,353

6.25%, 8/1/29	3,500	3,825

Escondido Revenue COP (AMBAC Insured), 4.00%, 9/1/17	500	542

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

Foothill/Eastern Transportation Corridor Agency Toll Road Capital Appreciation Revenue Bonds, Series A, Senior Lien, Escrowed to Maturity, 4.92%, 1/1/20 (2)	$2,150	$1,840

Fremont Unified School District Alameda County G.O. Unlimited Refunding Bonds, 4.25%, 8/1/25	2,000	2,246

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	1,500	1,690

Gilroy Unified School District G.O. Unlimited BANS, Escrowed to Maturity, 5.00%, 4/1/13	285	298

Gilroy Unified School District G.O. Unlimited BANS, Unrefunded Balance, 5.00%, 4/1/13	1,715	1,794

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series A (AMBAC Insured), 5.00%, 6/1/21	3,000	3,002

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series B (AMBAC Insured), Prerefunded, 5.00%, 6/1/13	2,500	2,636

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 8/1/20	1,075	1,294

Los Altos School District G.O. Unlimited Refunding Bonds (AMBAC Insured), 5.00%, 8/1/19	2,000	2,274

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.25%, 5/15/29	5,000	5,652

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series B, 5.00%, 7/1/17	1,215	1,445

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 7/1/29	1,000	1,071

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 9/1/21	5,000	5,481

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/19	$5,000	$6,088

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,759

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, Election of 1997 (FGIC Insured), Prerefunded, 5.00%, 7/1/13	545	577

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 6.00%, 6/1/21	1,185	1,554

Marin County California COP, 3.00%, 8/1/21	1,595	1,675
4.00%, 8/1/23	1,140	1,239

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A, 5.00%, 10/1/24	2,000	2,433

Metropolitan Water District of Southern California State Authorization Revenue Bonds, Series B-2 (NATL-RE FGIC Insured), Prerefunded, 5.00%, 10/1/13	2,000	2,141

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	2,000	2,149

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,368
4.00%, 7/1/20	885	980

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured), 5.25%, 11/1/18	1,000	1,144

Mojave Water Agency COP, Series A, 5.00%, 6/1/20	355	417
5.00%, 6/1/23	665	752

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,781

Orange County Water District COP, Series B (NATL-RE Insured), Prerefunded, 5.38%, 8/15/13	1,000	1,070

Pasadena Refunding COP, Series C, 4.75%, 2/1/38	2,000	2,096
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 11/1/18	$2,500	$2,906
5.00%, 11/1/19	2,275	2,637

Poway Unified School District Improvement G.O. Unlimited Bonds, Election of 2008, District No. 2007-1-A, 6.83%, 8/1/20(2)	3,280	2,473

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	164
5.00%, 7/1/29	1,000	1,093

Rescue Union School District COP (Assured Guaranty Insured), Escrowed to Maturity, 4.38%, 10/1/13	2,775	2,944

Ross Elementary School District G.O. Unlimited Bonds, Election of 2006 (NATL-RE Insured), 5.25%, 8/1/27	455	500

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,642

Sacramento County Airport System Senior Revenue Bonds, Series B, 5.00%, 7/1/18	200	232

Sacramento County COP, Animal Care/Youth Detention (AMBAC Insured), 5.00%, 10/1/26	1,490	1,548

Sacramento Municipal Utility District Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,200
5.00%, 8/15/25	2,000	2,247

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,353

San Diego Public Facilities Financing Authority Revenue Bonds, Senior Series A, 4.00%, 5/15/20	1,495	1,702

San Diego Public Facilities Financing Authority Revenue Refunding Bonds, Senior Series B, 5.00%, 5/15/20	5,000	6,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

San Diego Public Facilities Financing Authority Revenue Refunding Bonds, Series A, Master Project, 3.25%, 3/1/16	$2,195	$2,299

4.00%, 3/1/19	1,150	1,222

4.25%, 3/1/20	1,130	1,215

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex, 4.00%, 2/1/19	3,615	4,032

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,893

San Francisco City & County Airport Commission Revenue Refunding Bonds, Second Series C (FSA Insured), 4.00%, 5/1/18	1,875	2,115

San Francisco City & County COP, Series A, Multiple Capital Improvement Projects, 5.00%, 4/1/15	2,740	3,032

San Francisco City & County G.O. Unlimited Bonds, Series C, Road Repaving & Street Safety, 2.00%, 6/15/21	1,560	1,506

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1, 5.00%, 6/15/19	3,000	3,667

5.00%, 6/15/20	3,000	3,695

San Francisco City & County Public Utilities Commission Revenue Bonds, Sub Series A, 5.00%, 11/1/20	2,000	2,460

San Francisco City & County Public Utilities Commission Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 11/1/12	4,000	4,112

5.00%, 11/1/12	1,335	1,373

San Francisco City & County Public Utilities Commission Revenue Bonds, Series A, Unrefunded Balance (NATL-RE Insured), 5.00%, 11/1/25	1,415	1,449

San Francisco City & County Public Utilities Commission Revenue Bonds, Sub Series A, 5.00%, 11/1/28	1,500	1,733

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	$2,615	$3,096

San Francisco City & County Unified School District G.O. Unlimited Refunding Bonds, 3.00%, 6/15/20	3,300	3,537

4.00%, 6/15/23	1,650	1,796

San Francisco State Building Authority Revenue Refunding Bonds, Series A, California State & San Francisco Civic Center (NATL-RE FGIC Insured), 5.00%, 12/1/15	2,000	2,251

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/18	180	183

San Joaquin County Transportation Authority TRB, Series A, Limited Tax Measure K, 5.75%, 3/1/28	2,000	2,351

San Joaquin Hills Transportation Corridor Agency Capital Appreciation Revenue Bonds, Senior Lien, Escrowed to Maturity, 5.99%, 1/1/23 (2)	5,000	3,787

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,201

San Mateo County Community College District G.O. Unlimited Bonds, Series A, Election of 2001 (NATL-RE FGIC Insured), 5.00%, 9/1/21	1,000	1,019

San Mateo County Transit District Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	4,126

San Mateo Union High School District G.O. Unlimited Capital Appreciation Bonds, BANS, 1.35%, 2/15/15 (2)	3,000	2,903

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,194

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2004 (AGM Insured), 4.38%, 7/1/30	3,385	3,440

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, 3.00%, 7/1/20	$1,750	$1,894
4.50%, 7/1/32	2,000	2,114

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, 5.00%, 7/1/29	1,500	1,694
5.00%, 7/1/30	4,040	4,532
5.00%, 7/1/34	1,000	1,089

Santa Rosa Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	1,255	1,388

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,000	2,387

Sequoia Union High School District G.O. Unlimited Refunding Bonds, 3.00%, 7/1/19	1,000	1,089

South Orange County Public Financing Authority Special Tax Refunding Bonds, Series A, Foothill Area (NATL-RE FGIC Insured), 5.25%, 8/15/14	1,295	1,406
5.25%, 8/15/18	2,500	2,679

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase, 5.25%, 7/1/23	3,075	3,709

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project 1, 5.00%, 7/1/24	1,240	1,424

Southern California Public Power Authority Revenue Bonds, Series A, 5.00%, 7/1/29	1,765	1,963

Southern California Public Power Authority Revenue Bonds, Series A, Linden Wind Energy, 5.00%, 7/1/30	2,025	2,243

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project 1, 5.00%, 7/1/30	2,500	2,769

Southern California Public Power Authority Revenue Refunding Bonds, Series A, Magnolia Power Project, 5.00%, 7/1/18	1,350	1,612

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued

Southern California State Public Power Authority Capital Appreciation Subordinate Revenue Refunding Bonds, Southern Transmission Project, 7.86%, 7/1/14 (2)	$1,000	$977

Southern California State Public Power Authority Revenue Bonds, 6.75%, 7/1/12	1,700	1,727

University of California Revenue Bonds, Series A, Limited Project (NATL-RE Insured), 4.75%, 5/15/26	1,580	1,603

University of California Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 4.75%, 5/15/13	2,850	3,022
4.75%, 5/15/13	5,000	5,301

University of California Revenue Bonds, Series E, Limited Project, 4.00%, 5/15/18	3,165	3,609

University of California Revenue Bonds, Series F (AGM Insured), 4.75%, 5/15/24	200	210

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,318

Ventura County Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election of 2002, 6.76%, 8/1/17 (2)	1,615	1,417
7.34%, 8/1/18 (2)	1,635	1,364

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	1,000	1,148

West Valley-Mission Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, 4.56%, 8/1/16 (2)	1,115	1,026

West Valley-Mission Community College District G.O. Unlimited Bonds, Series B, Election of 2004, 5.00%, 8/1/19	1,005	1,227

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.5% – continued

California – 98.5% – continued
Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water Distribution Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	$1,645	$1,790
		340,162

Puerto Rico – 1.0%

Puerto Rico Commonwealth Highway & Transportation Authority Subordinate Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	1,500	1,560
Puerto Rico Public Finance Corp. Revenue Bonds, Series E, Commonwealth Appropriation (AMBAC Insured), Escrowed to Maturity, 5.50%, 8/1/27	1,550	2,069
		3,629
Total Municipal Bonds
(Cost $323,845)		343,791

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.0%
Northern Funds – California Municipal Money Market Fund (3)(4)	3,307,017	$3,307
Total Investment Companies
(Cost $3,307)		3,307

Total Investments – 100.5%
(Cost $327,152)		347,098
Liabilities less Other Assets – (0.5)%		(1,707)
NET ASSETS – 100.0%		$345,391

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund.
(4)	At March 31, 2011, the value of the Fund’s investment in the California Municipal Money Market Fund of the Northern Funds was approximately $15,191,000 with net sales of approximately $11,884,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.5%
General	13.2
General Obligation	24.5
Higher Education	5.2
Power	9.7
School District	17.2
Water	9.1
All other sectors less than 5%	14.6

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	4.4%
AA	64.8
A	26.8
BBB	1.0
Not rated	0.6
Cash and Equivalents	1.0
SP1+/MIG1	1.4

Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$–	$343,791 (1)	$–	$343,791

Investment Companies	3,307	–	–	3,307
Total Investments	$3,307	$343,791	$–	$347,098

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3%

California – 87.6%

Alameda County Water District Financing Authority Water System Revenue Refunding Bonds, 3.25%, 6/1/33	$1,050	$985

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election 2008 (Assured Guaranty Insured), 5.50%, 8/1/33	1,000	1,123

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	3,595	3,975

Brentwood Union School District G.O. Unlimited Refunding Bonds, 3.50%, 8/1/26 (1)	1,205	1,168
3.63%, 8/1/27 (1)	1,485	1,440

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/27	1,500	1,616

California State Economic Recovery G.O. Unlimited Unrefunded Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/12	1,035	1,047

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,935

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.13%, 6/1/24	25	25

California State G.O. Unlimited Refunding Bonds, 5.25%, 9/1/22	500	600
4.50%, 10/1/29	2,000	2,069

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	250

California State Infrastructure & Economic Development Bank Revenue Bonds Series A, Broad Museum Project, 5.00%, 6/1/21	5,000	6,110

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,635

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.6% – continued

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Project (AMBAC Insured), 5.63%, 3/1/16	$960	$963

California State University Revenue Bonds, Series A, Sacramento Auxiliary (NATL-RE Insured), Prerefunded, 5.50%, 10/1/12	500	513
5.50%, 10/1/12	500	513

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,938
5.25%, 3/1/30	3,500	3,824
5.00%, 8/1/35	1,000	1,050

Carmichael Water District Revenue Refunding COP, 5.00%, 11/1/25	810	919
5.00%, 11/1/26	320	363

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election 2004 (AMBAC Insured), 5.00%, 8/1/30	850	907

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election 2006 (AGM Insured), 5.50%, 8/1/39	500	556

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 6.25%, 8/1/29	1,500	1,639

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election 2008, 5.38%, 8/1/44	3,500	3,944

Golden State Tobacco Securitization Corp. Enhanced Asset Backed Tobacco Settlement Revenue Bonds, Series A (AMBAC Insured), 5.00%, 6/1/21	2,000	2,001

Huntington Beach Union High School District G.O. Unlimited Bonds, Election 2004 (AGM Insured), 5.00%, 8/1/27	750	807

Los Angeles G.O. Unlimited TRANS, 2.50%, 8/12/12	5,000	5,043

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	30	36

Marin County COP, 4.25%, 8/1/34	1,575	1,597

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.6% – continued

Midpeninsula Regional Open Space District Financing Authority Revenue Bonds, 5.25%, 9/1/34	$600	$645
5.50%, 9/1/41	2,500	2,720

Modesto Irrigation District Capital Improvements COP, Series A, 5.75%, 10/1/29	1,500	1,672
6.00%, 10/1/39	2,000	2,227

New Haven Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.75%, 8/1/20	320	325

Newport Mesa Unified School District G.O. Unlimited CABS, Election 2005, 8.13%, 8/1/33(2)	10,000	3,582

Northern California Power Agency Refunding Revenue Bonds, Series A Hydroelectric Project No. 1, 5.00%, 7/1/26	1,500	1,698

Palomar Pomerado Health Convertible Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured), 3.52%, 8/1/38(2)	5,000	3,891

Pasadena Refunding COP, Series C, 4.75%, 2/1/38	1,000	1,048

Placentia-Yorba Linda Unified School District G.O. Unlimited Bonds, Series B, 2002 Election (NATL-RE FGIC Insured), 5.50%, 8/1/27	1,500	1,633

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election 2009, 5.50%, 8/1/30	1,605	1,822

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	850	934

San Diego County Water Authority COP, Series 2008 A (AGM Insured), 5.00%, 5/1/38	2,000	2,138

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 5.00%, 5/15/28	1,500	1,693

San Diego Unified School District G.O. Unlimited TRANS, 2.00%, 8/7/12	5,000	5,031

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.6% – continued

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, 5.00%, 11/1/28	$5,000	$5,778

San Francisco City & County G.O. Unlimited Bonds, Clean & Safe Neighborhood Park, 2.00%, 6/15/21	1,790	1,728

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1, 5.00%, 6/15/19	2,000	2,445
5.00%, 6/15/24	1,740	2,074

San Francisco City & County Unified School District G.O. Unlimited Refunding Bonds, 3.00%, 6/15/20	2,500	2,680

San Francisco State Building Authority Lease Revenue Bonds, Series A, Department of General Services, 5.00%, 10/1/13	1,825	1,873

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/19	200	203
5.38%, 8/1/20	225	228

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	1,275	1,431

San Mateo County Transit District Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	1,090

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,376

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 9/1/16	35	38

Sequoia Union High School District G.O. Unlimited Bonds , Series C-1, Election 2008, 6.00%, 7/1/43	2,025	2,417

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	2,520	3,027

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX -EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.3% – continued

California – 87.6% – continued

Sunnyvale Elementary School District G.O. Unlimited Bonds, Series D, Election 2004, 4.00%, 9/1/42	$2,790	$2,650

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	504

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election, 5.25%, 8/1/27	2,500	2,727

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	4,065	4,667

Ventura Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/34 (1)	1,000	975

Vista Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (AGM Insured), 5.38%, 8/1/16	100	102
5.38%, 8/1/17	190	193

Walnut Valley Unified School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 7.20%, 2/1/16	630	657
Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Municipal Water Distribution Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	2,000	2,177
		130,690

Puerto Rico – 0.7%
Puerto Rico Sales Tax Financing Corp. Revenue CABS, Series C, 11.75%, 8/1/39 (2)	5,000	1,105
Total Municipal Bonds
(Cost $121,335)		131,795

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.5%
Northern Funds – California Municipal Money Market Fund (3)(4)	14,185,995	$14,186
Total Investment Companies
(Cost $14,186)		14,186
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.4%

Sonoma County G.O. Unlimited TRANS, 2.50%, 10/25/12	$5,000	$5,067
Total Short-Term Investments
(Cost $5,065)		5,067

Total Investments – 101.2%
(Cost $140,586)		151,048
Liabilities less Other Assets – (1.2)%		(1,796)
NET ASSETS – 100.0%		$149,252

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	At March 31, 2011, the value of the Fund’s investment in the California Municipal Money Market Fund of the Northern Funds was approximately $7,587,000 with the net purchases of approximately $6,599,000 during the fiscal year ended March 31, 2012.
(4)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	9.4%
General	9.2
General Obligation	32.9
School District	22.1
Water	9.1
All other sectors less than 5%	17.3

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

At March 31, 2012, the credit quality distribution for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	1.3%
AA	54.7
A	23.9
BBB	0.7
Cash and Equivalents	9.4
SP1+/MIG1	10.0

Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Bonds	$–	$131,795 (1)	$–	$131,795
Investment Companies	14,186	–	–	14,186
Short-Term Investments	–	5,067	–	5,067

Total Investments	$14,186	$136,862	$–	$151,048

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2%

Alabama – 2.0%

Alabama State Port Authority Docks Facilities Revenue Bonds, 6.00%, 10/1/40	$5,000	$5,451

Camden Industrial Development Board Exempt Facilities Revenue Refunding Bonds, Series A, Weyerhaeuser Company, Prerefunded, 6.13%, 12/1/13	1,000	1,096
Selma Industrial Development Board Gulf Opportunity Zone Revenue Bonds, International Paper Co. Project, 5.80%, 5/1/34	1,350	1,443
		7,990

Arizona – 5.2%

Flagstaff IDA Revenue Refunding Bonds, Northern Arizona Senior Living Community Project, 5.70%, 7/1/42	3,000	2,673

Maricopa County Pollution Control Corp. Various Revenue Refunding Bonds, Series A, Public Service Company of New Mexico, Palo Verde Project, 6.25%, 1/1/38	4,000	4,393

Navajo County Pollution Control Corp. Revenue Bonds, Series B, Arizona Public Service Co., 5.50%, Mandatory Put 6/1/14	3,550	3,842

Peoria IDA Revenue Refunding Bonds, Series A, Sierra Winds Life, 6.25%, 8/15/20	500	500

Phoenix Airport Civic Improvement Corp. Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/40	5,000	5,265

Pima County IDA Revenue Bonds, Series A, Tucson Electric Power Co., 5.25%, 10/1/40	1,000	1,033
Pima County IDA Revenue Bonds, Tucson Electric Power Co., 5.75%, 9/1/29	3,000	3,176
		20,882

California – 8.7%

California State Educational Facilities Authority Revenue Bonds, Dominican University, 5.00%, 12/1/25	890	911
5.00%, 12/1/36	2,000	1,950

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

California – 8.7% – continued

California State Municipal Finance Authority COP Revenue Bonds, Community Hospitals of Central California, 5.50%, 2/1/39	$4,000	$4,072

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	3,300	3,618
6.25%, 6/1/40	1,000	1,088

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,248

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	1,927

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.75%, 6/1/47	4,000	3,054

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Series A-5, Prerefunded, 7.88%, 6/1/13	500	544

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,637

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, 5.00%, 11/1/39	5,000	5,433
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A1, 5.00%, 6/1/37	5,500	4,144
		34,626

Colorado – 3.4%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	5,000	5,424

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Primary G.O. Limited Bonds, Series A, 5.40%, 12/15/31	4,000	3,737

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Colorado – 3.4% – continued
Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	$4,000	$4,316
		13,477

Connecticut – 0.7%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,323
5.38%, 7/1/31	1,250	1,328
		2,651

Delaware – 1.1%
Delaware State EDA Revenue Refunding Bonds, Gas Facilities Delmarva Power, 5.40%, 2/1/31	4,000	4,319

District of Columbia – 1.4%
District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	5,754

Florida – 5.2%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, 7.50%, 11/1/20	5,430	5,792

Capital Trust Agency Revenue Refunding Bonds, Series A, Air Cargo Aero Miami FX, 5.35%, 7/1/29	5,000	5,043

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.75%, 10/1/27	3,290	3,735

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Florida Proton Therapy Institution Project, 6.00%, 9/1/17	2,145	2,343

Lee County IDA Revenue Bonds, Series A, Lee Charter Foundation, 5.25%, 6/15/27	2,250	2,156
5.38%, 6/15/37	2,000	1,768
Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (1)	160	35
		20,872

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Georgia – 1.4%
Atlanta Water & Wastewater Revenue Bonds, Series A, 6.25%, 11/1/39	$5,000	$5,736

Illinois – 8.7%

Illinois State Development Finance Authority PCR Refunding Bonds, Series C-1, Central Illinois Power, 5.95%, 8/15/26	3,000	3,005

Illinois State Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.25%, 5/1/12	750	761

Illinois State Finance Authority Revenue Bonds, Navistar International- Recovery Zone, 6.50%, 10/15/40	4,000	4,297

Illinois State Finance Authority Revenue Bonds, Series A, Elmhurst Memorial Healthcare, 5.63%, 1/1/37	6,000	6,163

Illinois State Finance Authority Revenue Bonds, Series A, Landing at Plymouth Place Project, 6.00%, 5/15/37	1,250	1,051

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, 7.75%, 8/15/34	3,500	4,290

Illinois State Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza Project, 5.88%, 2/15/38	4,000	3,919

Illinois State Finance Authority Revenue Bonds, Silver Cross Hospital & Medical Centers, 6.88%, 8/15/38	3,000	3,349

7.00%, 8/15/44	2,000	2,235

Illinois State Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded, 6.00%, 11/15/12	1,000	1,035

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	1,000	1,124
6.00%, 6/1/28	3,000	3,373
		34,602

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Indiana – 4.6%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	$3,000	$3,191
6.38%, 9/15/41	2,000	2,069

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Project, 6.00%, 8/1/39	2,000	2,224

Indiana State Municipal Power Agency Revenue Bonds, Series B, 6.00%, 1/1/39	2,000	2,246

North Manchester Revenue Bonds, Series A, Peabody Retirement Community Project, 7.25%, 7/1/33(1)	750	240

Rockport PCR Refunding Bonds, Series B, Indiana Michigan Power Co. Project, 6.25%, Mandatory Put 6/2/14	3,265	3,574
Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37(2) 8.00%, 9/1/41	2,000 2,500	1,937 2,954
		18,435

Louisiana – 6.3%

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	5,000	5,403

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp. Project, 6.50%, 8/1/29	2,000	2,260

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	4,000	4,329

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp. Project, 6.50%, 11/1/35	2,000	2,228

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,344

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Louisiana – 6.3% – continued

New Orleans Aviation Board Passenger Facility Charge Gulf Opportunity Zone Revenue Bonds, Series A, 5.25%, 1/1/41	$5,000	$5,279
St. John The Baptist Parish Revenue Bonds, Series A, Marathon Oil Corp., 5.13%, 6/1/37	4,000	4,088
		24,931

Maine – 1.4%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, MaineGeneral Medical Center, 7.50%, 7/1/32	2,000	2,323
6.75%, 7/1/41	3,000	3,275
		5,598

Maryland – 5.3%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	4,335	4,462

Maryland State Economic Development Corp. Student Housing Revenue Bonds, University of Maryland College Park Project, Prerefunded, 5.63%, 6/1/13	1,000	1,062

Maryland State G.O. Unlimited Refunding Bonds, Series C, State & Local Facilities Loan, 5.00%, 11/1/18	6,000	7,365

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Doctors Community Hospital, 5.75%, 7/1/38	4,000	4,154

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,718
6.13%, 1/1/36	2,000	2,222
		20,983

Massachusetts – 1.5%
Massachusetts Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,055

Michigan – 1.1%

Royal Oak Hospital Finance Authority Revenue Bonds, William Beaumont Hospital, 8.25%, 9/1/39	2,000	2,545

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Michigan – 1.1% – continued
Royal Oak Hospital Finance Authority Revenue Refunding Bonds, Series W, William Beaumont Hospital, 6.00%, 8/1/39	$1,500	$1,662
		4,207

Minnesota – 1.1%

Duluth EDA Health Care Facilities Revenue Bonds, St. Luke’s Hospital, 7.25%, 6/15/32	750	759
Rochester Healthcare & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany Project, 7.38%, 12/1/41	3,500	3,785
		4,544

Mississippi – 1.1%

Mississippi State Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series A, Southern Mississippi Electric Power Association, 5.00%, 5/1/37	1,500	1,550
Warren Country Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co. Project, 5.80%, 5/1/34	2,530	2,705
		4,255

Missouri – 1.9%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,694
6.75%, 9/1/34	1,750	1,841
St. Louis County IDA Senior Living Facilities Revenue Bonds, Series A, St. Andrews Resources for Seniors, 6.38%, 12/1/41	3,005	3,031
		7,566

Montana – 1.1%
Forsyth PCR Refunding Bonds, Series A, Portland General Electric Co., 5.00%, 5/1/33	4,000	4,377

New Jersey – 3.8%

New Jersey EDA Revenue Bonds, MSU Student Housing Project – Provident Group – Montclair LLC, 5.88%, 6/1/42	4,000	4,318

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

New Jersey – 3.8% – continued

New Jersey EDA Revenue Bonds, Cigarette Tax, Prerefunded, 5.75%, 6/15/14	$5,500	$6,057

New Jersey Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Healthcare System, 6.63%, 7/1/38	4,000	4,347
Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	500	537
		15,259

New Mexico – 1.8%
New Mexico State G.O. Unlimited Bonds, Capital Projects, 5.00%, 3/1/18	6,000	7,262

New York – 2.6%

New York Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19 (1)	2,200	–

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Orange Regional Medical Center, 6.13%, 12/1/29	3,235	3,416
6.25%, 12/1/37	2,000	2,090
New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series A, 5.25%, 6/15/27	4,000	4,796
		10,302

North Carolina – 2.0%

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,607

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, Series A, Escrowed to Maturity, 5.50%, 1/1/13	320	332
North Carolina State Medical Care Commission Health Care Facilities Revenue Bonds, Series A, First Mortgage, Deerfield Episcopal Retirement Community, 6.13%, 11/1/38	2,000	2,112
		8,051

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Ohio – 6.3%

American Municipal Power-Ohio, Inc. Revenue Bonds, Series A, Prairie State Energy Campus Project, 5.25%, 2/15/25	$4,000	$4,487

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, 7.00%, 11/1/45	5,000	5,259

Ohio State Air Quality Development Authority Revenue Bonds, Series E, Ohio Valley Electric Corp., 5.63%, 10/1/19	4,000	4,542

Ohio State Air Quality Development Authority Revenue Refunding Bonds, Series B, Columbus Southern Power Co., 5.80%, 12/1/38	4,000	4,468
Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	5,075	6,208
		24,964

Pennsylvania – 4.3%

Allegheny County Hospital Development Authority Revenue Bonds, Series A, West Penn Health System, 5.00%, 11/15/28	4,000	3,310

Allegheny County Redevelopment Authority Tax Allocation Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	1,910

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, 7.13%, 7/1/29	3,000	3,611

Lancaster County Hospital Authority Revenue Bonds, Series A, Brethren Village Project, 6.50%, 7/1/40	1,450	1,504

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, 5.88%, 7/1/38	1,400	1,460
6.00%, 7/1/43	2,500	2,648

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,142

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Pennsylvania – 4.3% – continued
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, 6.75%, 9/1/32	$490	$493
		17,078

Rhode Island – 0.8%
Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series A, 6.25%, 6/1/42	3,000	3,027

Tennessee – 0.0%
Sumner County Health Educational & Housing Facilities Board Revenue Refunding & Improvement Bonds, Series A, Sumner Regional Health Systems, Inc., 5.50%, 11/1/37(1)	375	32

Texas – 9.0%

Comal County Health Facilities Development Corp. Revenue Bonds, Series A, McKenna Memorial Project, Prerefunded, 6.13%, 2/1/13	3,000	3,146

Dallas County Flood Control District No 1 G.O. Unlimited Refunding Bonds, 7.25%, 4/1/32	1,000	1,021

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy at Willow Bend Project, 5.75%, 11/1/36	3,000	2,709

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds, Series A (AMT), Allied Waste N.A., Inc. Project, 5.20%, 4/1/18	3,500	3,510

Texas Private Activity Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	5,000	5,763

Texas Private Activity Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	4,000	4,550

Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series A, Cosmos Foundation, Inc., 6.20%, 2/15/40	5,000	5,509

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.2% – continued

Texas – 9.0% – continued

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	$1,000	$1,120

7.13%, 11/1/40	2,000	2,211
University of Texas Permanent Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,408
		35,947

Washington – 3.4%

Pend Oreille County Public Utility District No. 1 Box Canyon Revenue Bonds, 5.25%, 1/1/41	5,000	5,180

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, 7.00%, 7/1/39	4,000	4,434
Washington State Health Care Facilities Authority Revenue Bonds, Kadlec Regional Medical Center, 5.50%, 12/1/39	4,000	4,097
		13,711
Total Municipal Bonds
(Cost $358,325)		387,493
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.7%
Northern Institutional Funds - Tax-Exempt Portfolio (3)(4)	2,994,018	$2,994
Total Investment Companies
(Cost $2,994)		2,994

Total Investments – 97.9%
(Cost $361,319)		390,487
Other Assets less Liabilities – 2.1%		8,369
NET ASSETS – 100.0%		$398,856

(1)	Issuer has defaulted on terms of debt obligation.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2011, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $27,845,000 with net sales of approximately $24,851,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	7.0%
Development	12.2
General	8.6
Higher Education	10.1
Medical	19.2
Nursing Homes	6.4
Pollution	7.8
Transportation	5.1
All other sectors less than 5%	23.6

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	7.7%
AA	6.5
A	20.1
BBB	44.8
BB	8.2
B	0.8
Not rated	11.1
Cash and Equivalents	0.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the High Yield Municipal Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$–	$387,493	(1)	$–	$387,493

Investment Companies	2,994	–		–	2,994

Total Investments	$2,994	$387,493		$–	$390,487

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5%

Arizona – 3.8%

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	$10,000	$11,173
Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road Project, 5.00%, 7/1/15	9,170	10,446

5.25%, 7/1/20	10,000	12,305

Arizona State Water Infrastructure Finance Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/21	3,000	3,730
5.00%, 10/1/22	6,750	8,474

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 5.00%, 7/1/22	4,150	4,856

Mesa Utility System Revenue Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/19	6,500	7,793

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,406

Phoenix Civic Improvement Corp. Excise TRB, Sub Series A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,180

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Junior Lien, 5.00%, 7/1/25	5,000	5,902

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	5,000	6,042
Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	5,990	7,036
		86,343

California – 8.2%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured), 5.90%, 8/1/30	2,450	3,311

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/27	5,000	5,385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

California – 8.2% – continued

California State Department of Veterans Affairs Home Purchase Revenue Bonds, Series A, 3.15%, 12/1/22	$5,000	$5,053

California State Department of Veterans Affairs Home Purchase Revenue Bonds, Sub Series A-3, 4.50%, 12/1/23	3,140	3,172

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/18	300	363

California State Department of Water Resources Supply Revenue Bonds, Series N, 5.00%, 5/1/20	10,000	12,311

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,187
5.00%, 9/1/21	2,955	3,480
5.00%, 2/1/22	5,645	6,614
6.25%, 11/1/34	5,000	5,924

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (AMBAC Insured), 5.00%, 10/1/18	75	75

California State G.O. Unlimited Various Purpose Bonds, 5.00%, 9/1/19	10,000	11,932
5.00%, 10/1/20	10,975	13,034
5.25%, 10/1/22	5,000	6,003
5.25%, 3/1/30	10,000	10,926

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 4/1/38	5,000	5,189

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 5.00%, 12/1/19	2,000	2,296
5.00%, 12/1/20	3,000	3,419

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	135	135

Carlsbad Unified School District Convertible Capital Appreciation G.O. Unlimited Bonds, Series C, Electric Project, 6.92%, 8/1/35(1)	11,850	6,282

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

California – 8.2% – continued

Colton Joint Unified School District G.O. Unlimited Bonds, Series A (NATL-RE FGIC Insured), 5.38%, 8/1/26	$2,500	$2,586

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	5,000	5,360

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,064

Long Beach Unified School District G.O. Unlimited Bonds, Series F, Election 1999 (NATL-RE Insured), Prerefunded, 5.00%, 8/1/12	2,230	2,288

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (AGM Insured), Partially Prerefunded, 5.00%, 10/1/21	4,000	4,250

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,888

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 9/1/22	6,205	6,802

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/12	5,000	5,101

Los Angeles G.O. Unlimited TRANS, 2.50%, 8/12/12	12,150	12,254

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/20	3,000	3,541

Menlo Park G.O. Unlimited Bonds, Prerefunded, 5.25%, 8/1/12	1,000	1,027

Metropolitan Water District of Southern California Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,520

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series B, 2.00%, 7/1/12	5,000	5,024

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,707

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

California - 8.2% continued

San Mateo Union High School District G.O. Unlimited Capital Appreciation Bonds, BANS, 1.35%, 2/15/15 (1)	$3,250	$3,145

Sequoia Union High School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,100	1,218

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	5,000	6,006

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,886
University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,943
		188,701

Colorado – 1.5%

Adams & Arapahoe Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/1/23	7,000	8,561

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/23	5,550	6,688

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,472

Douglas County School District No. Re-1 G.O. Unlimited Capital Appreciation Refunding Bonds, Douglas & Elbert Counties (State Aid Withholding), 3.77%, 12/15/22 (1)	1,660	1,197
4.06%, 12/15/23 (1)	2,105	1,435

Mesa County Valley School District No. 51 G.O. Unlimited Refunding Bonds, Grand Junction (State Aid Withholding), 5.00%, 12/1/23	5,000	6,048
Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/21	2,500	3,107
		33,508

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Connecticut – 1.4%

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	$7,500	$9,058
5.00%, 11/1/25	10,000	11,857

Connecticut State G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured), 5.00%, 6/1/15	5,000	5,458
Connecticut State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 12/1/21	5,000	5,986
		32,359

Delaware – 0.3%
Delaware State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,530	6,660

District of Columbia – 1.1%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.25%, 10/1/29	1,000	1,148
6.00%, 10/1/35	5,000	6,114
5.50%, 10/1/39	10,500	11,725

Metropolitan Washington DC Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,487
5.00%, 10/1/26	1,500	1,636
		24,110

Florida – 4.3%

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	5,000	5,570
5.00%, 9/1/25	1,000	1,102

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,660

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, 5.25%, 6/1/28	11,135	12,608

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/24	5,000	5,943

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Florida – 4.3% – continued

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series A, Capital Outlay, 2.50%, 6/1/22	$375	$376
3.00%, 6/1/23	10,000	10,256

Florida State Department of Transportation Righ of Way G.O. Unlimited Refunding Bonds, Series B, 3.00%, 7/1/27	500	488

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	12,475	13,979

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/15	1,000	1,115

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.25%, 10/1/19	5,000	5,923

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.00%, 6/1/18	2,765	3,154
5.38%, 10/1/29	3,395	3,741

Gainesville Utilities System Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/13	1,065	1,143
5.25%, 10/1/13	1,120	1,203

Hillsborough County School Board Refunding COP, Series A, Master Lease Program, 5.00%, 7/1/29 (2)	2,500	2,748

Jacksonville Transit Revenue Refunding Bonds, Series A, 5.00%, 10/1/26	2,300	2,548

Marco Island Utility System Revenue Bonds (NATL-RE Insured), Prerefunded, 5.25%, 10/1/13	2,520	2,704

Miami-Dade County Aviation Revenue Bonds (AMT), Miami International Airport (NATL-RE FGIC Insured), 5.75%, 10/1/20	1,950	1,980

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.25%, 7/1/25	2,525	2,728

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,637
5.25%, 10/1/22	2,500	3,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Florida – 4.3% – continued

Osceola County Infrastructure Sales Surtax Revenue Bonds (AMBAC Insured), Prerefunded, 5.38%, 10/1/12	$1,000	$1,026

Palm Coast Utility System Revenue Bonds (NATL-RE Insured), 5.25%, 10/1/21	1,000	1,052

South Florida State Water Management District Special Obligation Revenue Refunding Bonds (AMBAC Insured), 5.25%, 10/1/13	1,250	1,330
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	5,840	6,315
		98,394
Georgia – 2.1%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	10,000	11,104

De Kalb County Water & Sewer Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/32	2,810	3,275

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/19	5,000	6,191
5.00%, 7/1/20	10,000	12,487
5.00%, 7/1/21	1,100	1,383
Georgia State Road & Tollway Authority Revenue Refunding Bonds, Series B (State Gtd.), 5.00%, 10/1/22	10,000	12,683
		47,123

Hawaii – 0.1%
Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	2,000	2,205

Illinois – 5.2%

Chicago Midway Airport Revenue Bonds, Series B (AGM Insured), 5.38%, 1/1/18	2,625	2,633
5.38%, 1/1/19	2,765	2,773
5.25%, 1/1/20	2,915	2,924

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	2,000	2,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Illinois – 5.2% – continued

Chicago O’Hare International Airport Revenue Bonds, Series A, General Third Lien (NATL-RE Insured), 5.25%, 1/1/26	$5,000	$5,318

Chicago O’Hare International Airport Revenue Refunding Bonds (AMT), General Second Lien (AMBAC Insured), 5.50%, 1/1/18	10,000	10,028

Chicago Sales TRB, Series A, 5.25%, 1/1/38	6,100	6,731

Cook Kane Lake & McHenry Counties Community College District No. 512 G.O. Unlimited Bonds, Series A, William Rainey Harper, 5.00%, 12/1/24	2,725	3,151

Illinois State Build Sales TRB, 5.00%, 6/15/19	5,000	5,947

Illinois State Educational Facilities Authority Adjustable Medium Term Revenue Bonds, Field Museum, 4.60%, Mandatory Put 11/1/15	4,250	4,651

Illinois State Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	761

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,705

Illinois State Municipal Electric Agency Power Supply Revenue Bonds (NATL-RE FGIC Insured), 5.00%, 2/1/25	2,000	2,125

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE-IBC-FGIC Insured), 5.25%, 2/1/27	1,830	2,012

Illinois State Sales TRB, 5.25%, 6/15/23	9,735	10,259

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A, 4.13%, 1/1/20	5,000	5,291

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/18	10,000	11,178

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Illinois – 5.2% – continued

Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series A, 5.00%, 2/1/29	$11,770	$12,849
4.50%, 2/1/30	1,150	1,169

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), 5.13%, 11/1/24	1,000	1,127

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series A, McCormick Place Expansion (NATL-RE FGIC Insured), 5.50%, 6/15/29	2,000	2,322

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC G.O. of Authority Insured), 6.00%, 7/1/33	10,000	12,727
Regional Transportation Authority Revenue Bonds, Series A (NATL-RE Insured), 6.00%, 7/1/32	6,095	7,766
		118,448

Indiana – 1.2%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,429
5.25%, 10/1/38	3,500	3,843

Indiana State Municipal Power Agency Revenue Bonds, Series A, Power Supply System (AMBAC Insured), 5.00%, 1/1/24	13,060	14,091

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 5.25%, 7/15/26	1,000	1,090

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,000	1,183
5.50%, 1/10/24	1,135	1,345
		27,981

Iowa – 0.3%

Ankeny G.O. Unlimited BANS, Series B, Anticipatory Project Notes, 1.50%, 6/1/13	4,250	4,257

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Iowa – 0.3% – continued
Cedar Rapids Community School District Infrastructure Sales Revenue Bonds, 4.50%, 7/1/24	$3,200	$3,472
		7,729

Kansas – 0.8%

Wichita G.O. Unlimited Bonds, Series 248, Renewal & Improvement Project, 0.30%, 8/15/13	11,500	11,501

Wichita G.O. Unlimited Refunding Bonds, Series B, 3.00%, 9/1/12	3,195	3,233
Wichita Water & Sewer Utility Revenue Bonds (NATL-RE FGIC Insured), Prerefunded, 5.25%, 10/1/13	4,000	4,296
		19,030
Kentucky – 0.2%
Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series D-2011-1, 1.25%, 11/1/12	5,000	5,025

Louisiana – 0.3%

Louisiana State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 11/15/18	2,000	2,430
Louisiana State Gas & Fuels TRB, Series A (AGM Insured), 5.00%, 5/1/31	5,000	5,466
		7,896
Maryland – 3.1%

Baltimore County Metropolitan District 74th Issue G.O. Unlimited Bonds, 5.00%, 2/1/19	2,900	3,565

Frederick County Public Facilities G.O. Unlimited Bonds, Series A, 5.00%, 8/1/20	2,300	2,851

Maryland State G.O. Unlimited Bonds, First Series B, 4.50%, 3/15/24	10,000	11,392

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/19 5.00%, 8/1/21	10,000 10,000	12,397 12,156

Maryland State Local Facilities G.O. Unlimited Bonds, First Series B, 4.00%, 3/15/22	5,000	5,693

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Maryland – 3.1% – continued

Maryland State Local Facilities G.O. Unlimited Bonds, First Series C, 5.00%, 3/1/20	$2,585	$3,140

Montgomery County G.O. Unlimited Consolidated Public Improvement Bonds, Series A, 4.00%, 8/1/21	2,105	2,419
4.00%, 7/1/28	10,000	10,614

University System of Maryland Auxilary Facility and Tuition Revenue Bonds, Series A, 4.00%, 4/1/25	1,050	1,156
Washington Suburban Sanitary District G.O. Unlimited Consolidated Public Improvement Bonds, 5.00%, 6/1/19	5,000	6,178
		71,561

Massachusetts – 3.9%

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, 5.25%, 7/1/34	500	564

Massachusetts Bay Transportation Authority Sales TRB, Senior Series A, 5.25%, 7/1/28	1,500	1,866

Massachusetts State Development Finance Agency Revenue Bonds, Series B-1, Harvard University, 5.00%, 10/15/28	10,000	11,678

Massachusetts State G.O. Limited Bonds, Consolidated Loan, Build America Bonds, 5.31%, 1/1/30	500	582

Massachusetts State G.O. Limited Bonds, Series B, Consolidated Loan, 3.00%, 8/1/12	5,750	5,805
5.00%, 8/1/20	3,370	4,159

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,155

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/25	500	628

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare System, 5.25%, 7/1/29	5,000	5,536
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Massachusetts – 3.9% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series M, TUFTS University, 5.25%, 2/15/26	$1,250	$1,555

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), 5.00%, 8/15/22	10,000	11,306
5.00%, 8/15/30	10,025	11,105

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), 5.00%, 8/15/37	5,000	5,384

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/18	500	618
5.50%, 6/1/21	500	639

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, 5.00%, 8/1/17	1,470	1,770

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Sub Series A, New Bedford Program (NATL-RE FGIC Insured), 4.75%, 2/1/26	1,555	1,560

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 8/1/27	5,750	7,088
5.25%, 8/1/30	1,500	1,867
5.25%, 8/1/31	5,000	6,270
5.25%, 8/1/32	1,000	1,260
Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.00%, 8/1/26	5,000	5,834
		90,229

Michigan – 1.6%

Caledonia Community Schools G.O. Unlimited Refunding Bonds (NATL-RE Q-SBLF Insured), 5.00%, 5/1/20	1,140	1,237

Detroit City School District G.O. Unlimited Refunding Bonds, Series A, School Building & Site, 5.00%, 5/1/22	6,755	7,733

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Michigan – 1.6% – continued

Michigan State Building Authority Revenue Refunding Bonds, Series II-A, Facilities Program, 5.00%, 10/15/27	$10,000	$11,083

Michigan State Finance Authority Revenue Refunding Bonds, State Revolving Fund Clean Water Project, 5.00%, 10/1/18	5,000	6,098

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program, 1.00%, 12/1/25	5,000	3,472

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water State Revolving Fund, 4.75%, 10/1/23	4,785	5,203
Michigan State Trunk Line Fund Revenue Refunding Bonds (AGM Insured), 5.25%, 11/1/16	1,150	1,367
		36,193

Minnesota – 1.3%

Minneapolis-St. Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,775

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/20	5,000	6,238

Minnesota State G.O. Unlimited Bonds, Series B, State Trunk Highway, 5.00%, 10/1/19	5,000	6,199
5.00%, 10/1/23	10,000	12,245

Minnesota State G.O. Unlimited Bonds, Unrefunded Balance, Prerefunded, 5.25%, 11/1/12	470	484

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	285	297
Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series D, 3.00%, 8/1/12	2,625	2,650
		30,888

Mississippi – 0.2%

Mississippi State G.O. Unlimited Bonds, Series A, Capital Improvement Projects, 5.00%, 10/1/36	4,250	4,736
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Mississippi – 0.2% – continued
Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	$35	$36
		4,772

Missouri – 0.3%
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds, 5.00%, 1/1/22	5,060	6,081

Nebraska – 0.5%

Lincoln Electric System Revenue Bonds, 5.00%, 9/1/31	5,500	6,096
Omaha Public Power District Revenue Bonds, Series B, 5.00%, 2/1/29	5,325	6,124
		12,220

Nevada – 0.6%

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C, 5.00%, 6/1/38	1,000	1,083

Nevada State G.O. Limited Bonds, Series C, Capital Improvement & Cultural Affairs, 5.00%, 6/1/21	8,000	9,163
Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,824
		14,070
New Hampshire – 0.2%
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	5,000	5,618

New Jersey – 1.9%

New Jersey State G.O. Unlimited Refunding Bonds, Series Q, 5.00%, 8/15/19	10,000	12,183
5.00%, 8/15/20	10,000	12,262

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	452

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

New Jersey – 1.9% – continued

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 5.75%, 6/15/20	$5,000	$5,988

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/21	3,275	3,859
5.25%, 6/15/26	5,000	5,748
New Jersey Transportation Trust Fund Authority, Series A, Capital Appreciation Transportation System, 11.12%, 12/15/35 (1)	10,000	2,857
		43,349

New Mexico – 0.2%
New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,359

New York – 14.4%

Long Island Power Authority Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,900

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE-IBC Insured), 5.00%, 11/15/30	10,000	10,244

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,684

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2005, 5.00%, 6/15/39	10,000	10,665

New York City Transitional Finance Authority Building Aid Revenue Bonds, Sub Series S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,554

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series D, Fiscal 2011, 5.00%, 2/1/23	5,000	5,943

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub Series A, 5.00%, 11/1/21	1,000	1,227

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub Series B, 5.00%, 11/1/21	5,000	6,008
	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 78.5% – continued

New York – 14.4% – continued

5.00%, 2/1/22	$2,000	$2,413

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,177

New York G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/22	10,000	11,981

New York G.O. Unlimited Bonds, Series D, Prerefunded, 5.25%, 10/15/13	5,000	5,376

New York G.O. Unlimited Bonds, Series E, 5.00%, 11/1/25	10,000	10,978

New York G.O. Unlimited Bonds, Sub Series C-1, Fiscal 2008, 5.00%, 10/1/22	10,000	11,668

New York G.O. Unlimited Bonds, Sub Series D-1, 5.00%, 10/1/18	5,000	6,003
5.00%, 10/1/29	11,385	12,893

New York G.O. Unlimited Bonds, Sub Series G-1, 5.00%, 4/1/19 (2)	3,460	4,156

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/23	10,000	11,941

New York State Dormitory Authority General Purpose Personal Income TRB, Series A, 5.00%, 3/15/20	10,000	12,202

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,753

New York State Dormitory Authority Personal Education Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/24	10,170	13,061
5.50%, 3/15/30	3,000	4,016

New York State Dormitory Authority Personal Education Income TRB, Series B, 5.75%, 3/15/36	16,000	18,549

New York State Dormitory Authority Personal Income TRB, Series E, 5.00%, 8/15/20	10,000	12,282

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

New York – 14.4% – continued

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series E, Third Gen Resolution (G.O. of Authority Insured), 4.00%, 5/15/28	$3,000	$3,122

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Revolving Funds Municipal Water Project, 5.00%, 6/15/36	5,000	5,524

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series C, Revolving Funds Municipal Water Finance, 5.00%, 6/15/25	5,000	5,585

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.25%, 12/15/26	10,000	11,833

New York State Environmental Facilities Corp. Revenue Bonds, Series B, Revolving Funds Municipal Water Project, 5.25%, 6/15/15	1,000	1,010

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR G.O. of Corp. Insured), 5.00%, 4/1/21	5,000	6,070

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC G.O. of Corp. Insured), 5.50%, 4/1/17	4,425	5,215

New York State Thruway Authority Transportation Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	6,000
5.00%, 3/15/22	10,000	11,915
5.00%, 3/15/25	10,000	11,646

New York State Urban Development Corp. Personal Income TRB, Series A, 5.00%, 3/15/18	5,000	5,979

New York State Urban Development Corp. Purpose Revenue Bonds, Subordinate Lien (HUD 236 G.O. of Corp. Insured), 5.50%, 7/1/16	775	778

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.38%, 1/1/22	1,850	2,156
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

New York – 14.4% – continued

Port Authority of New York & New Jersey Consolidated 106’th Revenue Bonds, Series N (AMT) (G.O. of Authority Insured), 5.00%, 10/15/19	$7,080	$8,378

Port Authority of New York & New Jersey Consolidated 167’th Revenue Bonds (AMT) (G.O. of Authority Insured), 5.00%, 9/15/24	5,000	5,625

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured), 5.25%, 10/15/27	3,995	4,392

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,100	5,677
5.00%, 10/15/24	2,000	2,189

Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed Series B-1C, 5.50%, 6/1/19	2,500	2,640

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series A (G.O. of Authority Insured), 5.00%, 1/1/21	3,000	3,649
5.00%, 1/1/23	1,000	1,201
5.00%, 1/1/25	10,000	11,782
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (NATL-RE Insured), 5.50%, 11/15/21	5,000	6,308
		330,348

North Carolina – 2.0%

Charlotte G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/21 (2)	4,410	5,546

Mecklenburg County G.O. Unlimited Refunding Bonds, 5.00%, 2/1/19	10,000	12,293

North Carolina State Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series A, Prerefunded, 4.50%, 1/1/22	3,215	3,883

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 5/1/20	2,935	3,658
5.00%, 5/1/21	5,000	6,275

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

North Carolina – 2.0% – continued

North Carolina State Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	$2,000	$2,320

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	6,267
Wake County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/23	5,000	6,323
		46,565

Ohio - 2.2%

Akron Income TRB, Series A, Community Learning Centers (NATL-RE FGIC Insured), 5.00%, 12/1/33	3,000	3,148

Monroe Local School District Improvement G.O. Unlimited Refunding Bonds (AMBAC Insured), 5.50%, 12/1/24	1,000	1,169

Ohio State Common Schools G.O. Unlimited Bonds, Series A, 5.00%, 9/15/18	3,200	3,856

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 9/15/25	10,000	11,757

Ohio State Common Schools G.O. Unlimited Bonds, Series C, 5.00%, 9/15/13	1,310	1,400

Ohio State Facilities Administrative Building Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/23	4,180	4,811

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/20 5.00%, 8/1/22 (2)	5,000 2,500	6,102 3,067

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20 (2)	7,185	8,775

Ohio State Water Development Authority PCR Refunding Bonds, Series B, Loan Fund, Prerefunded, 5.00%, 6/1/15	1,000	1,137
University of Cincinnati General Receipts Revenue Bonds, Series F, 5.00%, 6/1/25	5,000	5,735
		50,957
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Oregon – 1.9%

Oregon State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	$4,480	$5,315

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	11,760

Oregon State G.O. Unlimited Refunding Bonds, Series N, 5.00%, 12/1/23	3,000	3,631

Portland Sewer System Revenue Bonds, Series A, Second Lien, 5.00%, 3/1/19	9,000	10,930
Washington Multnomah & Yamhill Counties School District No. 1J G.O. Unlimited Bonds, HillsBoro (NATL-RE Insured), 5.00%, 6/15/21	10,000	11,473
		43,109

Pennsylvania - 0.8%

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 11/15/21	10,000	12,478

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 100A (AMT), 5.10%, 10/1/22	675	704
Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,831
		19,013

Puerto Rico - 0.4%

Puerto Rico Financing Corp. Sales TRB, First Sub Series A, 6.38%, 8/1/39	5,000	5,779
Puerto Rico Financing Corp. Sales TRB, Series C, 5.00%, 8/1/22	2,000	2,352
		8,131

Rhode Island - 0.3%
Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series A, Consolidated Capital Development Loan, 5.50%, 8/1/25	5,000	6,049

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

South Carolina – 1.7%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	$5,000	$6,032

Richland County School District No. 1 G.O. Unlimited Bonds (AGM SCSDE Insured), Prerefunded, 4.75%, 3/1/13	2,000	2,102

Richland County School District No. 1 G.O. Unlimited Bonds, Series 1-A (SCSDE Insured), 5.00%, 3/1/20	5,000	6,136

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	12,000	13,432
South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured), 5.00%, 10/1/22	10,000	11,329
		39,031

Tennessee – 1.0%

Memphis G.O. Unlimited BANS, 4.00%, 5/1/12	500	502

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, 5.00%, 7/1/24	10,275	12,121

Shelby County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/24	5,290	6,551

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program (G.O. of Agency Insured), 3.75%, 1/1/19	500	509

4.05%, 7/1/20	500	516

4.13%, 7/1/21	1,750	1,798
		21,997

Texas – 5.0%

Dallas Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	1,000	1,060

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/26	10,000	11,769

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Texas – 5.0% – continued

Denton County G.O. Limited Refunding Bonds, Permanent Improvement, 5.00%, 7/15/22 (2)	$2,000	$2,393

Frisco Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 6.50%, 8/15/12	1,535	1,571

Harris County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	5,000	5,956

Houston Airport System Revenue Refunding Bonds, Series A (AMT), Subordinate Lien, 5.00%, 7/1/23 (2)	5,000	5,621

Houston Independent School House District G.O. Limited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	11,523

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), 5.00%, 3/1/17	1,600	1,838

Humble Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/29	10,000	11,322

Lamar Consolidated Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.00%, 2/15/22	7,110	8,852

Leander Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/32	5,000	5,070

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.50%, 5/15/37	10,000	11,227

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19	80	101

Lower Colorado River Authority Unrefunded Revenue Bonds, Series 2012, 5.50%, 5/15/33	1,915	2,124

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Texas – 5.0% – continued

Lubbock Waterworks Certificate Obligation, G.O. Limited Bonds, 5.00%, 2/15/21	$1,250	$1,518

Panhandle Regional Housing Finance Agency Revenue Bonds, Series A (Collateralized by GNMA Securities), 6.50%, 7/20/21	451	476

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	1,019

6.00%, 10/1/21	1,250	1,268

Spring Independent School House District G.O. Unlimited Bonds (FGIC Insured), 5.00%, 8/15/25	4,680	5,069

Texas State Public Finance Authority G.O. Unlimited Refunding Bonds, 5.00%, 10/1/20	17,280	21,345
University of Texas Financing System Revenue Refunding Bonds, Series B, 5.00%, 8/15/24	3,820	4,662
		115,790

Utah – 1.4%

Alpine School District G.O. Unlimited Bonds, Utah School Building Guaranty Program (School Building Guaranty Insured), Prerefunded, 5.00%, 3/15/13	2,000	2,136

Jordan Valley Water Conservancy District Water Revenue Bonds, Series B, 5.00%, 10/1/35	2,500	2,786

Nebo School Building District G.O. Unlimited Bonds (School Building Guaranty Insured), 4.00%, 7/1/22	1,320	1,513
Utah State G.O. Unlimited Bonds, Series A, 3.00%, 7/1/12	13,760	13,859
5.00%, 7/1/20	10,000	12,487
		32,781

Virginia – 1.0%

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholdig), 3.00%, 4/1/24	2,780	2,861

Norfolk Water Revenue Refunding Bonds, 5.00%, 11/1/21 (2)	1,500	1,865

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.5% – continued

Virginia – 1.0% – continued

Virginia State Commonwealth Transportation Board Federal Highway Revenue Bonds, Reimbursement Notes, 5.00%, 9/27/12	$5,550	$5,682

Virginia State G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 6/1/12	2,630	2,643

Virginia State Housing Development Authority Homeownership Mortgage Revenue Bonds, Series A, 3.65%, 3/1/18	2,200	2,363

3.70%, 9/1/18	4,280	4,632
Virginia State Public School Authority Special Obligation Montgomery Revenue Bonds (State Aid Withholding), 5.00%, 1/15/22	3,175	3,827
		23,873

Washington – 1.8%

King County School District No. 405 Bellevue G.O. Unlimited Bonds (AGM Insured), 4.20%, 12/1/23	5,000	5,271

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,143

Washington State G.O. Unlimited Refunding Bonds, Series R-2012A, 5.00%, 7/1/20	10,295	12,625

Washington State Motor Vehicle Fuel G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/22	10,855	12,955

Washington State Motor Vehicle G.O. Unlimited Refunding Bonds, Series R-2012D, 3.00%, 7/1/29	2,420	2,267
Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2012C, 3.00%, 7/1/29	7,000	6,558
		40,819
Total Municipal Bonds
(Cost $1,722,100)		1,802,315

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 16.5%
Northern Institutional Funds – Tax-Exempt Portfolio(3)(4)	378,734,596	$378,735
Total Investment Companies
(Cost $378,735)		378,735

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT - TERM INVESTMENTS – 5.5%

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, Series Y, Harvard University Issue, 0.15%, 4/2/12	$10,000	$10,000

Michigan State Finance Authority Revenue Notes, Series C-2, State Aid Revenue Notes (J.P. Morgan Chase Bank N.A. LOC), 2.00%, 8/20/12	41,000	41,286

Oregon State G.O. Limited TANS, 2.00%, 6/29/12	30,000	30,136

Sonoma County G.O. Unlimited TRANS, 2.50%, 10/25/12	11,350	11,502

Texas State TRANS, Series A, 2.50%, 8/30/12	32,150	32,461
Total Short – Term Investments
(Cost $125,343)		125,385
Total Investments – 100.5%

(Cost $2,226,178)		2,306,435
Liabilities less Other Assets – (0.5)%		(11,802)
NET ASSETS – 100.0%		$2,294,633

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.
(3)	At March 31, 2011, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $249,292,000 with net purchases of approximately $129,443,000 during the fiscal year ended March 31, 2012.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Intermediate Tax- Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	16.4%
General	15.2
General Obligation	29.6
School District	8.0
Transportation	7.7
Water	7.7
All other sectors less than 5%	15.4

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	26.6%
AA	41.2
A	8.9
BBB	0.1
SP1+/MIG1	6.2
SP1/MIG1	0.4
Not Rated	0.2
Cash and Equivalents	16.4
Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2012

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 — Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000S)		LEVEL 3 (000s)	TOTAL (000s)

Municipal Bonds	$—	$1,802,315	(1)	$—	$1,802,315

Investment Companies	378,735	—		—	378,735

Short-Term Investments	—	125,385		—	125,385

Total Investments	$378,735	$1,927,700		$—	$2,306,435

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6%

Alaska – 0.5%

Alaska State International Airports Revenue Bonds, Series B (AMBAC Insured), Prerefunded, 5.25%, 10/1/12	$100	$102

Anchorage G.O. Unlimited Bonds, Series B (NATL-RE FGIC Insured), 4.00%, 9/1/12	350	356

Anchorage School G.O. Unlimited Bonds, Series C, 3.00%, 8/1/12	400	404
Matanuska-Susitna Boro Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured), 5.00%, 9/1/14	4,285	4,740
		5,602

Arizona – 4.4%

Arizona State School Facilities Board Revenue Bonds, State School Improvement, Prerefunded, 5.25%, 7/1/12	1,125	1,139

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road Fund, 5.00%, 7/1/12	300	304
5.00%, 7/1/15	5,000	5,701

Arizona State Water Infrastructure Finance Authority Water Quality Revenue Bonds, Series A, 4.00%, 10/1/14	755	822

Chandler Water & Sewer Revenue Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/12	100	101

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 4.00%, 7/1/13	1,845	1,924
4.00%, 7/1/14	1,910	2,047

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15	1,000	1,108
4.00%, 7/1/16	1,000	1,129

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project (NATL-RE Insured), 5.00%, 7/1/12	385	390

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Arizona – 4.4% – continued

Maricopa County Unified School District No 80 Chandler G.O. Unlimited Bonds, School Improvement Project (NATL-RE Insured), 3.75%, 7/1/12	$105	$106

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project, 5.00%, 7/1/16	4,250	4,887

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series B, School Improvement Project of 2005 (NATL-RE FGIC Insured), 4.00%, 7/1/12	200	202

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/14	3,505	3,776

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Refunding Bonds (AGM Insured) Prerefunded, 4.50%, 7/1/12	125	126

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A, School Improvement Project 2008 (AGM Insured), 2.50%, 7/1/14	225	234
4.25%, 7/1/14	5,000	5,394

Mesa G.O. Limited Refunding Bonds (NATL-RE FGIC Insured), 5.25%, 7/1/12	100	101

Mesa Utility Systems Revenue Refunding Bonds (AGM-CR FGIC Insured) Partially Escrowed to Maturity, 5.25%, 7/1/12	530	537

Phoenix City G.O. Unlimited Bonds, Series B, 5.00%, 7/1/16	5,000	5,669

Phoenix Civic Improvement Corp. Transportation Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/13	135	143

Phoenix Civic Improvement Corp. Waste Water Systems Revenue Refunding Bonds, Series B, Senior Lien (NATL-RE Insured), 5.00%, 7/1/12	115	116

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Arizona – 4.4% – continued

Phoenix Civic Improvement Corp. Water Systems Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/19	$8,500	$9,524

Pinal County Obligation Revenue Refunding Bonds, 3.00%, 8/1/15	1,820	1,923
Tucson Water Systems Revenue Bonds, 5.00%, 7/1/16	1,275	1,487
		48,890

Arkansas–- 0.0%
Arkansas State Federal Highway Grant Anticipation & Tax G.O. Unlimited Refunding Bonds, 4.00%, 8/1/12	250	253

California – 4.8%

California State Department of Water Resources Supply Revenue Bonds, Series A, Department of Water Works (AMBAC Insured), Prerefunded, 5.50%, 5/1/12	235	238

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/15	10,000	11,336

California State Department of Water Resources Supply Revenue Bonds, Series M, 3.00%, 5/1/12	325	326

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 7/1/12	390	395

California State Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.00%, 10/1/14	500	551

California State Public Works Board Lease Revenue Bonds, Series C, University of California Institute Project, 5.00%, 4/1/13	150	156

California Statewide Communities Development Authority Revenue Bonds, Series 1A, Receivables Program, 5.00%, 6/15/13	10,000	10,542

City of Los Angeles G.O. Unlimited Bonds, Series A, (NATL-RE Insured), Prerefunded, 5.00%, 9/1/12	150	153

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

California – 4.8% – continued

Los Angeles Department of Water & Power Revenue Bonds, Series A, 5.00%, 7/1/19	$5,000	$6,093

Los Angeles Unified School District G.O. Bonds, Election 2004, (AGM Insured), 4.50%, 7/1/12	100	101

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,680

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, (NATL-RE Insured), 5.50%, 7/1/12	150	152

Los Angeles Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 6/1/16	5,000	5,829

Pasadena Electric Revenue Bonds (NATL-RE Insured), Prerefunded, 5.00%, 6/1/12	500	504

San Bernardino County Transportation Authority Revenue Bonds, Series A, 5.00%, 5/1/12	5,250	5,272

San Diego County Water Authority Refunding COP, Series A (NATL-RE FGIC Insured), 5.00%, 5/1/12	250	251
University of California Revenue Bonds, Series P, Regents University of California, 5.00%, 5/15/13	5,085	5,356
		52,935

Colorado – 0.9%

Colorado State Department of Transportation Revenue Anticipation Notes, Series A (NATL-RE Insured), 5.50%, 6/15/12	1,250	1,264

Denver City & County Excise Taxable Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/21	5,000	6,150

Jefferson County School District No. R-1 G.O. Unlimited Refunding Bonds (AMBAC Insured State Aid Withholding), 5.00%, 12/15/12	150	155

Jefferson County School District No. R-1 G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 12/15/13	585	632

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Colorado - 0.9% – continued

Regional Transportation District COP, Series A, Transit Vehicles (AMBAC Insured), 5.00%, 12/1/16	$1,590	$1,825
Regional Transportation District Sales TRB, Series B (AMBAC Insured), Prerefunded, 5.50%, 11/1/12	200	206
		10,232

Connecticut –2.6%

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series A, 5.00%, 1/1/13	625	648

Connecticut State Economic Recovery G.O. Unlimited Bonds, Series D, 5.00%, 1/1/14	10,000	10,801

Connecticut State FSA G.O. Unlimited Bonds, Series F (AGM-CR Insured), Prerefunded, 5.00%, 10/15/12	100	103

Connecticut State G.O Unlimited Bonds, Series D (NATL-RE Insured), 5.00%, 12/1/12	125	129

Connecticut State G.O. Unlimited Bonds, Series C, 4.50%, 11/1/12	100	102

Connecticut State G.O. Unlimited Bonds, Series C (NATL-RE FGIC Insured), 5.00%, 5/1/12	100	100

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/1/17	5,520	6,570

Connecticut State General Revenue Bonds, Series A, Revolving Fund, 5.00%, 10/1/12	175	179

Connecticut State New Money G.O. Unlimited Bonds, Series D, 5.25%, 11/15/12	125	129

Connecticut State Special Tax Obligation Revenue Bonds, Series B, Transportation Infrastructure, 6.13%, 9/1/12	145	149

Connecticut State Special Tax Obligation Revenue Bonds, Series B, Transportation Infrastructure (AMBAC Insured), Prerefunded, 5.00%, 12/1/12	500	516

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Connecticut – 2.6% – continued

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series 1, 2nd Lien, Transportation Infrastructure, 5.00%, 2/1/17	$2,500	$2,955
Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series C, Transportation Infrastructure, 5.00%, 11/1/18	5,230	6,350
		28,731

Delaware – 1.8%

Delaware State G.O. Unlimited Bonds, Series 2009C, 5.00%, 10/1/15	15,000	17,290

Delaware Transportation Authority System Senior Revenue Bonds (NATL-RE Insured), 5.00%, 7/1/12	160	162

University of Delaware Revenue Refunding Bonds, Series B, 4.00%, 11/1/14	1,250	1,363
5.00%, 11/1/15	1,000	1,153
		19,968

District of Columbia – 0.0%
District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 12/1/13	200	215

Florida – 6.4%

Brevard County School Board COP (AMBAC Insured), Prerefunded, 5.50%, 7/1/12	705	714

City of Cape Coral Water & Sewer Revenue Refunding Bonds, Series A, (AGM Insured), 3.00%, 10/1/13	250	259

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	4,600	5,264

Florida State Board of Education Lottery Revenue Refunding Bonds, Series E, 4.00%, 7/1/12	265	268

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,430	6,177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Florida – 6.4% – continued

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/12	$300	$303

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Guaranteed NATL-RE Insured), 5.00%, 6/1/15	5,750	6,102

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, 5.00%, 6/1/12	1,575	1,588

Florida State Board of Public Education G.O. Unlimited Bonds, Series F, Capital Outlay 2007, 3.00%, 6/1/12	180	181

Florida State Board of Public Education G.O. Unlimited Bonds, Series G (NATL-RE FGIC Insured), 5.25%, 6/1/12	1,000	1,009

Florida State Board of Public Education G.O. Unlimited Bonds, Series I (State Gtd.), 5.00%, 6/1/12	110	111

Florida State Board of Public Education G.O. Unlimited, Series H, (AGM Insured), 5.25%, 6/1/12	100	101

Florida State Department of Environmental Protection Preservation Revenue Bonds, Series A (AMBAC Insured), 5.00%, 7/1/12	200	202

Florida State Department of Transportation Right of Way G.O. Unlimited Refunding Bonds, Series B, 6.38%, 7/1/14	1,500	1,697

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.25%, 7/1/12	300	304

5.00%, 7/1/13	5,000	5,278

5.00%, 7/1/15	10,000	11,154

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,562

Florida State Turnpike Authority Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 7/1/12	250	253
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS –89.6% – continued

Florida – 6.4% – continued

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation (AGM Insured), 5.00%, 7/1/12	$120	$121

5.00%, 7/1/13	210	222

Jacksonville Excise TRB, Series B (AMBAC Insured), 5.38%, 10/1/18	2,350	2,400

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Program, 5.00%, 7/1/15	5,000	5,626

Miami-Dade County Water & Sewer Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 10/1/13	3,500	3,718

Orange County Tourist Development TRB, Senior Lien (AMBAC Insured), Prerefunded, 5.50%, 4/1/12	150	150

Palm Beach County Revenue Refunding Bonds, Public Improvement Recreational Facilties, 3.38%, 7/1/12	540	544

Palm Beach County School Board COP, Series A (AGM Insured), Prerefunded, 5.38%, 8/1/12	150	153

Palm Beach County School Board Refunding COP, Series E (AMBAC Insured), 5.38%, 8/1/15	5,000	5,670

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,717

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B, 5.00%, 10/1/12	1,440	1,473

5.00%, 10/1/14	2,535	2,775
Tallahassee Blueprint 2000 Intergovernmental Agency Sales TRB (NATL-RE Insured), 5.00%, 10/1/14	500	545
		70,641

Georgia – 3.9%

Bulloch County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 5/1/12	2,845	2,857

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Georgia – 3.9% – continued

Cobb County Water & Sewer Improvement Revenue Bonds, 4.00%, 7/1/12	$250	$252

Columbia County Sales Tax G.O. Unlimited Bonds, 4.00%, 4/1/13	100	104

Fulton County Facilities Corp. COP, Public Purpose Project, 5.00%, 11/1/15	2,250	2,536

5.00%, 11/1/16	2,280	2,605

Fulton County Library G.O. Unlimited Bonds, Series A, 2.50%, 7/1/12	100	101

Georgia State G.O. Unlimited Bonds, Series B, 5.50%, 7/1/12	100	101

Georgia State G.O. Unlimited Bonds, Series B, Unrefunded Balance, Prerefunded, 5.00%, 5/1/12	145	146

Georgia State G.O. Unlimited Bonds, Series F, 5.00%, 11/1/14	5,000	5,587

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	6,003

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A (AGM Insured), 5.00%, 6/1/13	3,000	3,164

Gordon County School District Sales Tax G.O. Unlimited Bonds, (State Aid withholding), 3.00%, 9/1/13 (1)	1,000	1,037

Gwinnett County Water & Sewerage Authority Revenue Bonds (County Gtd.), Prerefunded, 5.00%, 8/1/12	1,000	1,016

Gwinnett County Water & Sewerage Authority Revenue Refunding Bonds, (County Gtd.), 4.00%, 8/1/13	425	446

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	6,434
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Georgia – 3.9% – continued

Houston County School District Sales Tax G.O. Unlimited Bonds, (State Aid Withholding), 2.00%, 9/1/13	$600	$614

Metropolitan Atlanta Rapid Transit Authority Revenue Refunding Bonds, Series A, Second Indenture (AGM Insured), 5.00%, 7/1/12	450	455

Metropolitan Atlanta Rapid Transit Authority Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL-RE FGIC Insured), 5.00%, 7/1/15	4,000	4,549

Municipal Electric Authority Revenue Bonds, Subseries A, Project One, 5.00%, 1/1/13	2,000	2,068

Municipal Electric Authority Revenue Bonds, Subseries D, Project One, 5.00%, 1/1/13	1,710	1,768

5.00%, 1/1/14	1,045	1,123
Private Colleges & Universities Authority Revenue Bonds, Series A, 5.00%, 9/1/13	200	213
		43,179

Hawaii - 0.7%

Hawaii State G.O. Unlimited Bonds, Series DA (NATL-RE Insured), Prerefunded, 5.25%, 9/1/13	5,000	5,350

Hawaii State G.O. Unlimited Refunding Bonds, Series DV, 5.00%, 11/1/12	105	108

Honolulu City & County G.O. Unlimited Bonds, Series C, 3.00%, 4/1/12	250	250

Honolulu City & County G.O. Unlimited Bonds, Series F, 5.00%, 9/1/15	2,000	2,295

Honolulu City & County G.O. Unlimited Prerefunded Bonds, Series B, Escrowed to Maturity, 5.00%, 10/1/13	140	150
Honolulu City & County Wastewater System Revenue Bonds, Senior Series C, First Board Resolution, (NATL-RE Insured), 4.00%, 7/1/13	100	105
		8,258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Idaho – 0.1%
Idaho Housing & Finance Association Unemployment Compensation Revenue Bonds, 2.00%, 8/15/13	$675	$689

Illinois – 1.0%

Du Page Cook & Will Counties Community College District No. 502, G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 6/1/12	90	91

Du Page Cook & Will Counties Community College District No. 502, G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 6/1/12	910	917

Du Page County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,122

Evanston G.O. Unlimited Refunding Bonds, Series D, 3.50%, 12/1/12	100	102

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,297

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.00%, 3/1/15	4,000	4,443

Illinois State Sales TRB, 5.38%, 6/15/16	2,010	2,017
Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series B (FGIC Insured), Prerefunded, 5.25%, 10/1/12	1,000	1,026
		11,015

Indiana – 1.1%

Indiana State Facilities Finance Authority Revenue Refunding Bonds, 5.00%, 7/1/14	3,485	3,795

Indiana State Transportation Finance Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.13%, 6/1/14	3,350	3,691

Indianapolis Local Public Improvement Bank Multipurpose Revenue Bonds, Series D, 5.25%, 1/10/15	2,430	2,571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Indiana – 1.1% – continued

Indianapolis-Marion County Public Library G.O. Unlimited Refunding Bonds, 3.00%, 7/1/12	$270	$272

Mount Vernon of Posey County Multi-School Building Corp. Revenue Bonds, First Mortgage (AMBAC Insured- State Aid Withholding), 4.00%, 1/15/13	500	514
Pike Township Multi-School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding), 4.00%, 1/15/14	1,805	1,911
		12,754

Iowa – 0.1%

Council Bluffs G.O. Unlimited Bonds, Series A (NATL-RE Insured), 4.00%, 6/1/12	300	302

Iowa State Finance Authority Revenue Bonds, State Revolving Fund, Prerefunded, 5.00%, 2/1/13	115	120

Iowa State University of Science & Technology Dormitory Revenue Refunding Bonds, Series I.S.U. A, 2.00%, 7/1/12	560	562
Iowa State University Utility System Revenue Bonds, Series S.U.I. A (NATL-RE Insured), 4.00%, 11/1/12	100	102
		1,086

Kansas – 0.5%

Johnson County Public Building Commission Lease Purchase Revenue Bonds, Series A, 2.00%, 9/1/12	100	101

Johnson County Unified School District No. 229 G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 10/1/12	1,000	1,024

Kansas State Development Finance Authority Revolving Water PCR Bonds, 5.00%, 11/1/12	100	103

Wichita City G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,700

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Kansas – 0.5% – continued
Wichita Water and Sewer Utility Revenue Bonds (NATL-RE FGIC Insured), Prerefunded, 5.00%, 10/1/13	$2,000	$2,141
		6,069

Kentucky – 1.4%

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 88 (NATL-RE FGIC Insured), 5.00%, 11/1/12	1,000	1,028

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95, 5.00%, 8/1/15	5,805	6,575

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, 5.00%, 11/1/12	4,475	4,600

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, Project No. 93 (Assured Guaranty Insured), 5.25%, 2/1/17	3,000	3,483
Kentucky State Turnpike Authority Economic Development Road Revenue Refunding Bonds, Series A, Revitalization Project (AMBAC Insured), 5.50%, 7/1/12	250	254
		15,940

Louisiana – 0.1%
Louisiana State G.O. Unlimited Bonds, Series A (FGIC Insured), Prerefunded, 5.00%, 4/1/12	1,000	1,000

Maine – 0.1%

Maine State G.O. Unlimited Bonds (AGM Insured), 4.00%, 6/15/12	100	101
Maine State Turnpike Authority Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 7/1/13	500	529
		630

Maryland – 2.8%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 3/1/15	380	429

5.00%, 4/1/18	2,915	3,541

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Maryland – 2.8% – continued

Frederick County G.O. Unlimited Refunding Bonds, Series C, 4.00%, 12/1/15	$6,375	$7,133

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series, 5.00%, 8/1/12	150	153

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/16	15,000	17,681

Maryland State Transportation Authority Facilities Project Revenue Bonds (AGM Insured), 5.25%, 7/1/13	350	372

Montgomery County G.O. Unlimited Bonds, Series A, Consolidated Public Improvement, 5.00%, 5/1/12	1,000	1,004
Prince Georges County G.O. Limited Bonds, Consolidated Public Improvement, 5.00%, 9/15/13	350	374
		30,687

Massachusetts – 0.9%

Boston G.O. Unlimited Bonds, Series D, 4.00%, 4/1/13	250	259

Boston Water & Sewer Commission General Revenue Refunding Bonds, Senior Series B, 4.00%, 11/1/12	200	205

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, 5.00%, 7/1/12	700	709

Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds, Senior Series A, Prerefunded, 5.25%, 7/1/12	150	152

Massachusetts School Building Authority Sales TRB, Senior Series B, 5.00%, 10/15/15	1,000	1,152

Massachusetts State Department of Transportation Metropolitan Highway System Revenue Bonds, Senior Series B, 5.00%, 1/1/15	3,500	3,873

Massachusetts State Development Finance Agency Boston College Revenue Bonds, Series R-1, 5.00%, 7/1/12	330	334

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Massachusetts – 0.9% – continued

Massachusetts State Development Finance Agency Boston College Revenue Bonds, Series R-2, 5.00%, 7/1/12	$400	$405

Massachusetts State G.O. Limited Bonds, Series A, Consolidated Loan (AMBAC Insured), Prerefunded, 5.25%, 1/1/13	660	684

Massachusetts State G.O. Limited Bonds, Series C, Consolidated Loan (NATL-RE FGIC Insured G.O. of Commonwealth), 5.50%, 11/1/14	425	480

Massachusetts State G.O. Limited Refunding Bonds, 5.00%, 7/1/12	110	111

Massachusetts State G.O.Unlimited Bonds, Series A, Consolidated Loan, 5.00%, 8/1/12	290	295

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series FF, Harvard University, 5.00%, 7/15/12	100	101

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series K, Massachusetts Institute of Technology (G.O. of Institution), 5.25%, 7/1/12	100	101

Massachusetts State School Building Authority Sales TRB, Series A, 4.00%, 5/15/12	425	427

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan, 5.50%, 6/1/12	100	101
Massachusetts State Special Obligation Revenue Refunding Bonds, Senior Federal Highway Grant Anticipatory Notes, 5.00%, 6/15/13	150	159
		9,548

Michigan – 0.9%

Detroit Water Supply Systems Revenue Bonds, Series A, Senior Lien (NATL-RE Insured), Prerefunded, 5.25%, 7/1/13	1,000	1,061

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,665

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Michigan – 0.9% – continued

Lake Fenton Community Schools G.O. Unlimited Bonds (Q-SBLF Insured), Prerefunded, 5.50%, 5/1/12	$500	$502

Michigan State Building Authority Revenue Refunding Bonds, Series II, Facilities Program (NATL-RE Insured), Prerefunded, 5.00%, 10/15/13	5,000	5,356

Michigan State Municipal Bond Authority Revenue Bonds, State Revolving Fund, Drinking Water Project, 5.25%, 10/1/12	450	462
Utica Community Schools Building & Site G.O. Unlimited Refunding Bonds (Q-SBLF Insured), Prerefunded, 4.55%, 5/1/12	100	100
		10,146

Minnesota – 2.3%

Buffalo-Hanover-Montrose Independent School District No 877 G.O. Unlimited Refunding Bonds, Series A (School District Credit Programme), 3.00%, 2/1/17	825	896

Edina Independent School District No. 273 School Building G.O. Unlimited Refunding Bonds, Series B (School District Credit Programme), 5.00%, 2/1/18	4,310	5,176

Minneapolis Health Care Systems Revenue Bonds, Series A, Allina Health Systems, Prerefunded, 5.75%, 11/15/12	420	435

Minnesota State G.O. Unlimited Bonds, Prerefunded, 5.25%, 11/1/12	100	103

Minnesota State G.O. Unlimited Bonds, Series C, 5.00%, 8/1/13	5,000	5,316

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/15	10,000	11,125
Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/14	2,320	2,493
		25,544

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Mississippi – 0.3%

De Soto County School District G.O. Unlimited Bonds, Series A (NATL-RE FGIC Insured), 4.00%, 5/1/12	$200	$201
Mississippi State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,620	2,806
		3,007

Missouri – 0.1%

Curators of the University System Facilities Revenue Bonds, Series A, 4.25%, 11/1/12	100	102

Missouri State Highways & Transit Commission Road Revenue Bonds, Second Lien, 4.25%, 5/1/12	100	100
St. Louis Airport Revenue Bonds, Series A, Capital Improvement Program (NATL-RE Insured), Prerefunded, 5.38%, 7/1/12	570	578
		780

Nebraska – 0.5%

Douglas County School District No. 17 G.O. Unlimited Refunding Bonds, 6.00%, 6/15/12	3,490	3,532

Nebraska Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/14	1,730	1,868

Nebraska Public Power District General Revenue Bonds, Series B (AGM Insured), 5.00%, 1/1/13	350	362
Omaha Sanitary & Sewer Revenue Refunding Bonds, Series A, 2.00%, 12/1/12	250	253
		6,015

Nevada – 1.5%

Clark County School Building District G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,263

Clark County School Building District G.O. Limited Bonds, Series C (NATL- RE Insured), 5.00%, 6/15/12	2,350	2,373

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), 5.00%, 6/15/18	2,000	2,240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Nevada – 1.5% – continued

Clark County School District G.O. Limited Refunding Bonds (AGM Insured), 5.50%, 6/15/12	$720	$728

Clark County School District G.O. Limited Refunding Bonds, Series B (NATL-RE FGIC Insured), 5.00%, 6/15/12	200	202

Clark County Transportation G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/15	3,000	3,330

Clark County Water Reclamation District G.O. Limited Bonds, Series B, 4.00%, 7/1/13	1,225	1,279

Las Vegas G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 6/1/13	1,600	1,679

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Limited Tax, Series D, 5.00%, 6/1/15	770	868

Washoe County School District G.O. Limited Refunding Bonds, Series A, School Building, Refunded (NATL-RE Insured), 5.00%, 6/1/13	195	205
Washoe County School District G.O. Limited Tax Refunded Bonds, Series A, 4.00%, 6/1/19	1,825	2,046
		17,213

New Hampshire – 0.7%

Cheshire County G.O. Unlimited Bonds (NATL-RE Insured), 4.25%, 10/1/12	800	816

Manchester School Facilities Revenue Bonds (NATL-RE Insured), Prerefunded, 5.50%, 6/1/13	1,400	1,485

New Hampshire Health & Education Facilities Authority Revenue Bonds, Series A, University Systems, 5.00%, 7/1/14	3,000	3,290
New Hampshire State Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 5/1/12	2,500	2,511
		8,102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New Jersey – 4.2%

Essex County Improvement G.O. Unlimited Bonds, Series A, 4.00%, 8/1/12	$230	$233

Mercer County College G.O. Unlimited Bonds, 4.00%, 6/1/12	275	277

Middlesex County Improvement Authority Revenue Bonds, Capital Equipment (County Gtd.), 4.50%, 9/15/12	100	102

New Jersey Economic Development Authority Revenue Refunding Bonds, Small Project Loan Program, 5.00%, 8/15/12	275	280

New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series F, Escrowed to Maturity, 5.00%, 6/15/12	100	101

New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series T-3 (AGM Insured), 5.00%, Mandatory Put 9/1/14	2,500	2,742

New Jersey Economic Development Authority School Facilities Construction Revenue Refunding Bonds, Series EE, 5.00%, 9/1/18	10,000	11,810

New Jersey State Educational Facilities Authority Princeton Theological Revenue Bonds, Series A, 3.00%, 7/1/12	200	201

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/15	3,200	3,654

New Jersey State G.O. Unlimited Refunding Bonds, Series H, 5.25%, 7/1/13	250	266

New Jersey State G.O. Unlimited Refunding Bonds, Series Q, 5.00%, 8/15/17	10,000	11,893

New Jersey State Transit Corp. COP, Series A (AMBAC Insured), 5.25%, 9/15/14	2,000	2,194

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series D, Unrefunded Balance (AMBAC Insured), 5.00%, 6/15/18	4,000	4,385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New Jersey – 4.2% – continued

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 12/15/12	$395	$409

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/19	2,250	2,639

Ocean County General Improvement G.O. Unlimited Bonds (XLCA Insured), 4.00%, 8/1/12	190	192

Union County G.O. Unlimited Bonds, 3.00%, 3/1/19	4,315	4,668

Union County G.O. Unlimited Bonds, Vocational Technology School (School Board Resource Fund Insured), 3.00%, 3/1/18	460	500
Wayne Township G.O. Unlimited Bonds (AGM Insured), 3.75%, 11/1/12	345	352
		46,898

New Mexico – 1.9%

Albuquerque City G.O. Unlimited Bonds, Series A, 3.00%, 7/1/15	1,590	1,712

Albuquerque City General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,773

Las Cruces School District No 2 G.O. Unlimited Bonds, Series A (State Aid Withholding), 4.00%, 8/1/13	775	812

Los Alamos County Gross Receipts Tax Improvement Revenue Bonds, 4.00%, 6/1/13	1,000	1,042

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	11,940
Santa Fe Public School District G.O. Unlimited Bonds (AGM Insured State Aid Withholding), 4.00%, 8/1/12	100	101
		21,380

New York – 8.9%

Hempstead Town G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 4.50%, 8/1/12	100	101

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	$4,015	$4,321

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (AGM Insured), 3.90%, 11/15/12	150	154

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,626

Metropolitan Transportation Authority Revenue Refunding Bonds, Series E (NATL-RE Insured), 5.50%, 11/15/12	335	346

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F (NATL-RE Insured), 5.00%, 11/15/12	4,000	4,119

New York City G.O. Unlimited Bonds, Series 2008-A-1, 5.00%, 8/1/12	325	330

New York City G.O. Unlimited Bonds, Series A, 3.75%, 8/1/12	100	101
2.50%, 8/1/13	100	103

New York City G.O. Unlimited Bonds, Series C, 5.00%, 8/1/12	245	249
5.50%, 8/1/12	295	300

New York City G.O. Unlimited Bonds, Series E-1, 4.25%, 10/15/13	100	106

New York City G.O. Unlimited Bonds, Series H, 5.00%, 8/1/13	150	159

New York City G.O. Unlimited Bonds, Series I, 4.50%, 8/1/12	100	101

New York City G.O. Unlimited Bonds, Series M, Escrowed to Maturity, 5.00%, 4/1/12	150	150

New York City G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,757

New York City Health & Hospital Corp. Revenue Bonds, Series A, Health Systems (G.O. of Corp. Insured), 5.00%, 2/15/13	5,000	5,190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

New York City Municipal Water Finance Authority Fiscal 2008 Water & Sewer System Revenue Bonds, Series C, 5.00%, 6/15/13	$200	$212

New York City Municipal Water Finance Authority Revenue Bonds, Series A (AMBAC Insured), Escrowed to Maturity, 5.88%, 6/15/12	100	101

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Prerefunded, 5.25%, 8/1/13	5,035	5,368

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series E (NATL-RE Insured), Prerefunded, 5.25%, 2/1/13	110	115

New York City Transitional Finance Authority Future TRB, Unrefunded Balance, 3.50%, 8/1/12	175	177

New York City Transitional Finance Authority Revenue Bonds, Series A, Future Tax Secured, 5.00%, 11/1/15	5,000	5,749

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, 5.25%, 8/1/12	250	254

New York City Transitional Finance Authority Revenue Bonds, Subseries A-3, Future Tax Secured, 3.00%, 8/1/12	230	232

New York City Transitional Finance Authority Revenue Bonds, Sub-Series E, Future Tax Secured, 4.00%, 11/1/12	195	199

New York City Transitional Finance Authority Revenue Recovery Bonds, Subseries 3B-1, 5.00%, 11/1/12	160	165

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B, Future Tax Secured, 5.00%, 11/1/15	8,400	9,678

New York Power Authority Power Authority Revenue Bonds, Series A, 5.00%, 11/15/12	200	206

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

New York State Dormitory Authority Educational Facilities Revenue Bonds, Series A (FGIC Insured), Prerefunded, 4.88%, 5/15/12	$150	$152

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, School Districts Financing Program (AGM Insured), 4.00%, 10/1/12	100	102

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, Cornell University, 3.00%, 7/1/12	200	201

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.00%, 10/1/16	1,905	2,192

5.00%, 10/1/17	2,880	3,346

New York State Dormitory Authority Personal Education Income TRB, Series A, 5.00%, 3/15/16	1,265	1,467

New York State Dormitory Authority Personal Income TRB, Series A, Economic Development & Housing, 5.00%, 12/15/12	170	176

New York State Dormitory Authority State Lease Supported Debt Revenue Bonds, Series A, University Dormitory Facilities, 3.25%, 7/1/12	100	101

New York State Dormitory Authority State Supported Debt Revenue Bonds, Mental Health Services Facilities Improvement (State Appropriation Insured), 5.00%, 2/15/13	5,000	5,201

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series A, City University System Consolidated 5th General (NATL-RE FGIC Insured), 5.00%, 7/1/13	240	254

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, City University System Consolidated Fifth General Resolution, 5.00%, 7/1/14	1,370	1,507
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement (State Appropriation Insured), 5.00%, 2/15/14	$2,810	$3,042

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Upstate Community Colleges, 5.25%, 7/1/13	100	106

New York State Dormitory Authority State Supported Debt Revenue Refunding Bonds, Series A, Consolidated Service Contract, 3.00%, 7/1/13	200	206

New York State Dormitory Authority State Supported Debt Revenue Refunding Bonds, Series A, Consolidated Service Contract, 3.00%, 7/1/12	475	478

New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series A, Municipal Water Finance Authority Project, 3.25%, 6/15/12	100	101

New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series K, New York City Municipal Water Project, 5.25%, 6/15/21	6,510	6,574

New York State Environmental Facilities Corp. Clean Water & Drinking Water Revolving Funds Revenue Bonds, 5.00%, 6/15/12	100	101

New York State Environmental Facilities Corp. State Clean Water & Drinking Revolving Funds Revenue Bonds, Series A, 5.00%, 6/15/12	100	101

New York State G.O. Unlimited Bonds, Series A, 4.00%, 3/1/13	250	259

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien (G.O. of Corp. Insured), 5.00%, 4/1/12	100	100

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A-1, Sub Lien (AGM G.O.of Corp. Insured), 5.00%, 4/1/13	$165	$173

New York State Local Government Assistance Corp. Revenue Refunding Senior Lien Bonds, Series A (G.O. of Corp. Insured), 5.00%, 4/1/13	110	115

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, 5.50%, 4/1/12	200	200

5.00%, 4/1/15	4,500	5,056

New York State Thruway Authority Revenue Bonds, Second General Series B (AGM Insured), 5.00%, 4/1/13	120	126

New York State Thruway Authority Revenue Bonds, Second General, Series B (AGM Insured), 5.00%, 4/1/12	100	100

New York State Thruway Authority Revenue Bonds, Second Series B (NATL-RE FGIC Insured), 5.00%, 4/1/13	150	157

New York State Thruway Authority Revenue Bonds, Series B (AMBAC Insured) Prerefunded, 5.00%, 4/1/12	125	125

New York State Thruway Authority Revenue Refunding Bonds, Series C (NATL-RE Insured), 5.50%, 4/1/12	200	200

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A, 5.00%, 4/1/14	1,000	1,089

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A (NATL-RE Insured), 2.88%, 4/1/12	100	100

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A-1, 4.00%, 4/1/13	205	213

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B, 5.00%, 4/1/14	3,000	3,268
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

New York – 8.9% – continued

New York State Thruway Authority Services Contract Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/13	$3,000	$3,143

New York State Urban Development Corp. Personal Income Tax Revenue Bonds, Series A-1, 4.00%, 12/15/12	100	103

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 12/15/12	175	181

New York State Urban Development Corp. Personal Income TRB, Series B-1, 5.00%, 3/15/16	2,075	2,402

New York State Urban Development Corp. Personal Income TRB, Series C, 4.50%, 3/15/13	150	156

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,427

Orange County G.O. Unlimited Refunding Bonds, Series B, 3.38%, 7/15/12	250	252

Orange County Various Purpose G.O. Unlimited Bonds (NATL-RE FGIC Insured), 4.25%, 7/1/12	150	152

Suffolk County Public Improvement G.O. Unlimited Bonds, Series A (NATL-RE Insured) Partial Economic Defeased to Maturity, 5.00%, 5/1/12	350	351

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.25%, 11/15/18	5,000	5,152
Westchester County G.O. Unlimited Bonds, Series B, 3.00%, 6/1/13	175	181
		98,858

North Carolina –1.1%

Charlotte City G.O. Unlimited Refunding Bonds, Series 2005, 5.00%, 6/1/12	110	111

Charlotte City Water & Sewer System Revenue Bonds, Series B, 4.00%, 7/1/12	200	202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

North Carolina – 1.1% – continued

High Point Water & Sewer G.O. Unlimited Bonds, 4.00%, 6/1/12	$100	$101

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/16	10,000	11,627

North Carolina State Highway G.O. Unlimited Bonds, Prerefunded, 4.63%, 5/1/13	330	346

North Carolina State University General Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/1/12	100	102

Wake County G.O. Unlimited Bonds, Series A, Public Improvement, 5.00%, 4/1/13	100	105
Wilmington City G.O. Unlimited Bonds, Series A, 3.50%, 9/1/12	100	101
		12,695
Ohio – 4.2%

Cincinnati City School District G.O. Unlimited Bonds, Classroom Facilities Constructions & Improvement (AGM Insured), 5.00%, 12/1/12	3,000	3,095

Columbus G.O. Unlimited Bonds, Series A, 5.00%, 6/1/15	2,500	2,847

Dublin City School District G.O. Unlimited Bonds, School Facilities Construction & Improvement, Prerefunded, 5.38%, 12/1/12	110	114

Lorain County Justice Center G.O. Limited Bonds (NATL-RE FGIC Insured), Prerefunded, 5.50%, 12/1/12	195	202

Montgomery County Various Purpose G.O. Limited Refunding Bonds, 1.50%, 12/1/12	2,550	2,569

Ohio State Common School G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,890

Ohio State Common School G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/14	2,500	2,778

Ohio State G.O. Unlimited Bonds, Series A, 4.00%, 9/1/12	100	101
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Ohio – 4.2% – continued

Ohio State Higher Education G.O. Unlimited Bonds, Series B, Prerefunded, 5.25%, 11/1/12	$360	$371

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	7,500	8,295

Ohio State Infrastructure Improvement G.O. Unlimited Bonds, Series A, 3.75%, 9/1/12	100	101

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2010-1, 3.00%, 6/15/13	800	825

Ohio State New Infrastructure Major Project Revenue Bonds, Series 2007-1 (AGM Insured), 5.00%, 6/15/13	210	222

Ohio State University General Receipts Revenue Bonds, Series A, 5.25%, 12/1/12	175	181

Ohio State University General Receipts Revenue Bonds, Series A, Prerefunded, 5.00%, 12/1/12	2,035	2,100

Ohio State University Revenue Refunding Bonds, Series A, 5.00%, 12/1/14	5,000	5,592

Ohio State Water Development Authority Revenue Bonds, Series A, Fresh Water, 5.00%, 6/1/12	220	222

Ohio State Water Quality Development Authority PCR Refunding Bonds, 5.00%, 12/1/14	2,250	2,526

Olentangy Local School District G.O. Unlimited Bonds, Series A, School Facilities Construction & Improvement, Prerefunded, 5.25%, 12/1/12	200	207

University of Akron Receipts Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/15	2,500	2,783

University of Cincinnati Receipts Revenue Bonds, Series C (Assured Guaranty Insured), 5.00%, 6/1/13	2,110	2,222

5.00%, 6/1/14	1,795	1,963
		46,206

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Oklahoma – 0.3%

Oklahoma Department of Transportation Revenue Bonds Grant Anticipation Notes, Series A, 5.00%, 9/1/12	$100	$102

Oklahoma State Capital Improvement Authority State Facilities Revenue Bonds, Series F, Higher Education Project (AMBAC Insured), 5.00%, 7/1/13	150	159

Oklahoma State Municipal Power Authority Revenue Bonds, Series A, 5.00%, 1/1/15	1,575	1,745

Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Master Trust, 5.00%, 4/1/12	165	165

Tulsa County Independent School District No. 1 Combined Purpose G.O. Unlimited Bonds, Series A, 2.00%, 6/1/12	1,000	1,003

2.00%, 6/1/14	270	278
Tulsa County Independent School District No. 1 Combined Purpose G.O. Unlimited Bonds, Series B, 4.00%, 8/1/12	225	228
		3,680

Oregon – 1.6%

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,854

Oregon State Department of Administrative Services COP, Series C, 5.00%, 11/1/14	2,895	3,222

Oregon State Department of Administrative Services Lottery Revenue Bonds, Series A, 4.00%, 4/1/13	100	104

Oregon State Department of Administrative Services Refunding COP, Series D, 5.00%, 11/1/14	5,670	6,310

Portland Community College District G.O. Unlimited Bonds, 3.00%, 6/15/12	100	100

Portland G.O. Limited Refunding Bonds, Series B, Arena, 5.00%, 6/1/13	100	105
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Oregon – 1.6% – continued

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	$2,435	$2,716

Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds, Series A (AGM Insured), 5.00%, 6/1/12	1,800	1,815
Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds, Series B (AGM Insured), 5.00%, 6/1/12	225	227
		17,453

Pennsylvania – 2.9%

Delaware County G.O. Unlimited Bonds, Series A, 3.00%, 10/1/13	115	120

Delaware River Joint Toll Bridge Commission Revenue Bonds, 5.25%, 7/1/12	250	253

Lehigh County General Purpose Authority Revenue Bonds, Saint Luke’s Hospital, Prerefunded, 5.38%, 8/15/13	1,000	1,069

Pennsylvania State G.O. Unlimited Bonds, First Series (NATL-RE Insured), 5.00%, 1/1/13	220	228

Pennsylvania State G.O. Unlimited Bonds, First Series A, 5.00%, 11/1/12	150	154

Pennsylvania State G.O. Unlimited Bonds, Second Series (AGM Insured), Prerefunded, 5.50%, 5/1/12	250	251

Pennsylvania State G.O. Unlimited Bonds, Second Series A, 5.00%, 5/1/12	135	136

Pennsylvania State G.O. Unlimited Bonds, Third Series, 5.00%, 9/1/13	100	107

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 7/1/15	15,000	17,138

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, 5.00%, 9/1/17	5,000	5,979

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Pennsylvania – 2.9% – continued

Pennsylvania State Turnpike Commission Registration Fee Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 7/15/12	$300	$304
University of Pittsburgh Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University), 5.00%, 9/15/14	6,000	6,681
		32,420

Rhode Island – 0.0%

Rhode Island Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/14	150	167
Rhode Island Clean Water Finance Agency Water PCR Bonds, 5.00%, 10/1/12	100	103
		270

South Carolina – 1.8%

Greenville County School District Installment Purchase Revenue Refunding Bonds, Building Equity Sooner Tomorrow, Prerefunded, 5.50%, 12/1/12	1,140	1,192

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	5,705	6,848

South Carolina Capital Improvements G.O. Unlimited Bonds, 5.00%, 3/1/15	10,000	11,298

South Carolina State Public Service Authority Revenue Bonds, Series E, Santee Cooper, 5.00%, 1/1/13	100	103

South Carolina State Public Service Authority Revenue Refunding Bonds, Series D (AGM Insured), 5.25%, 1/1/13	220	228
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/1/12	500	512
		20,181

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Tennessee – 2.4%

Knox County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/12	$150	$150

Metropolitan Government Nashville & Davidson County G.O. Unlimited Bonds, Escrowed to Maturity, 5.00%, 4/1/12	200	200

Metropolitan Government Nashville & Davidson County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 7/1/12	5,000	5,048

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O.of University), 5.25%, 10/1/15	5,000	5,778

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding Bonds, Series B, Vanderbilt University (G.O. of University), 5.00%, 10/1/12	1,600	1,639

Metropolitan Government Nashville & Davidson County Water & Sewer Revenue Refunding Bonds, Subordinated Lien, 5.00%, 7/1/20	1,500	1,816

Shelby County G.O. Unlimited Refunding Bonds, Series A, Escrowed to Maturity, 5.00%, 4/1/15	995	1,126

Shelby County G.O. Unlimited Unrefunding Bonds, Series A, 5.00%, 4/1/15	4,005	4,532

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/15	5,000	5,682
Tennessee State School Board Authority Revenue Bonds, Series B, Higher Educational Facilities 2nd Program, 4.00%, 5/1/14	1,030	1,109
		27,080

Texas – 5.7%

Alamo Community College District G.O. Limited Maintenance Tax Notes, 3.00%, 2/15/13	300	307

Austin Community College District G.O. Limited Bonds (AMBAC Insured), Prerefunded, 5.00%, 8/1/13	100	106

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000S)
MUNICIPAL BONDS – 89.6% – continued

Texas – 5.7% – continued

Austin Public Property Financial Contractual G.O. Limited Bonds, 4.25%, 5/1/13	$100	$104

Austin Water & Wastewater System Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 11/15/13	100	108

Bell County G.O. Limited Tax Notes, Unrefunded Balance (AMBAC Insured), 5.00%, 2/15/13	170	177

Carrollton Improvement G.O. Limited Refunding Bonds, 2.00%, 8/15/12	250	252

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF Gtd.), 3.13%, 2/15/17	7,140	7,822

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 3.25%, 2/15/17	7,000	7,710

Dallas City G.O. Limited Bonds, Equipment Acquisition Contractual Obligation, 4.00%, 8/15/12	500	507

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF Gtd.), 5.50%, 2/15/17	10,000	12,079

Dallas Waterworks & Sewer Systems Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/12	250	256

Fort Worth G.O. Limited Certificates (AGM Insured), Prerefunded, 4.38%, 3/1/13	1,000	1,038

Harris County G.O. Limited Refunding Bonds, Series A, Permanent Improvement, 4.00%, 10/1/12	100	102

Harris County Toll Road G.O. Unlimited Refunding Bonds, Sub Lien (NATL-RE FGIC Insured), 6.00%, 8/1/12	150	153

Harris County Toll Road G.O. Unlimited Refunding Bonds, Sub Series (AGM Insured), Prerefunded, 5.25%, 8/15/12	500	509

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Texas – 5.7% – continued

Harris County Toll Road Revenue Refunding Bonds, Senior Lien (AGM Insured), Prerefunded, 5.38%, 8/15/12	$150	$153

Highland Park Independent School District G.O. Unlimited Bonds, School Building Project, 4.00%, 2/15/13	100	103

Houston Public Improvement G.O. Limited Bonds, Series E (AMBAC Insured), 5.00%, 3/1/19	3,000	3,345

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	5,000	5,915

Houston Utility System Revenue Refunding Bonds, Comb-First Lien Series C, 5.00%, 11/15/13	300	323

Killeen Waterworks & Sewer System Revenue Bonds (NATL-RE Insured), 3.75%, 8/15/12	100	101

La Joya Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds (PSF Gtd.), 1.00%, 8/1/13 (2)	125	124

Lower Colorado River Authority Revenue Refunding Bonds, Escrowed to Maturity, 5.00%, 5/15/13	5	5

5.00%, 5/15/13	5	5

5.00%, 5/15/15	5	6

5.00%, 5/15/15	65	74

Lower Colorado River Authority Revenue Refunding Bonds, Series B, Unrefunded Balance (FSA Insured), 6.00%, 5/15/12	1,075	1,080

Lower Colorado River Authority Revenue Refunding Bonds, Unrefunded, 5.00%, 5/15/13	490	515

5.00%, 5/15/15	1,510	1,701

Lower Colorado River Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 5/15/13	1,000	1,052

Lower Colorado River Authority Transmission Revenue Bonds (AGM Insured), Prerefunded, 5.38%, 5/15/12	1,235	1,243

Lower Colorado River Tax Authority Revenue Refunding Bonds, Unrefunded, 5.00%, 5/15/12	145	146

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Texas – 5.7% – continued

Lubbock County G.O. Limited Bonds (NATL-RE FGIC Insured), 4.00%, 2/15/13	$350	$361

Mansfield Independent School District G.O. Unlimited Refunding Bonds, 4.00%, 2/15/13	150	155

Mesquite Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF Gtd.), 5.00%, 8/15/12	350	356

North Texas Municipal Water District Water System Revenue Bonds, 5.00%, 9/1/13	400	427

Richardson G.O. Limited Bonds, Series B, 2.00%, 2/15/13 (1)	900	913

Round Rock G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 8/15/13	190	202

San Antonio Electric & Gas Revenue Refunding Bonds, Unrefunded Balance, 5.25%, 2/1/13	190	198

San Antonio General Improvement G.O. Limited Refunding Bonds, 4.00%, 8/1/12	1,585	1,606

San Marcos G.O. Limited Certificates (AMBAC Insured), Prerefunded, 4.00%, 8/15/12	250	254

San Marcos Waterworks & Wastewater System Revenue Bonds (AGM Insured), Prerefunded, 4.45%, 8/15/12	175	177

Tarrant County G.O. Limited Tax Notes, 4.00%, 7/15/12	150	152

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/15	7,000	8,053

Texas State PFA G.O. Unlimited Refunding Bonds, 5.50%, 10/1/12	2,260	2,320

Texas State Transportation Commission First Tier Revenue Bonds, 5.00%, 4/1/12	125	125

Texas University Financing System Revenue Refunding Bonds, Series A, 5.25%, 8/15/12	500	509

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Texas – 5.7% – continued
Texas University Financing System Revenue Refunding Bonds, Series C, 5.00%, 8/15/12	$100	$102
		63,031

Utah – 3.4%

Davis County School District G.O. Unlimited Bonds (School Board Guaranty Program), 3.25%, 6/1/13	330	342

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty), 5.00%, 6/1/18	7,540	9,097

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Series A, 5.00%, 7/1/12	10,000	10,121
5.50%, 7/1/14	3,500	3,709

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Sub Series A (AMBAC Insured), 5.00%, 7/1/13	125	132

Uintah County Municipal Building Authority Lease Revenue Bonds, 4.50%, 6/1/14	650	698

Utah State G.O. Unlimited Bonds, Series C, 3.00%, 7/1/12	1,000	1,007

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/15	10,160	11,616
Utah State G.O. Unlimited Refunding Bonds, Series B, 5.38%, 7/1/12	1,000	1,013
		37,735

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, Series A, Middlebury College Project, 5.25%, 11/1/12	225	232

Virginia – 4.6%

Arlington County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 8/1/15	3,235	3,604

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 10/1/15	10,235	11,805

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Virginia – 4.6% – continued

Henrico County Public Improvement G.O. Unlimited Bonds, Series A, 2.00%, 8/1/12	$1,790	$1,801

Leesburg G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured State Aid Withholding), 4.00%, 9/15/12	125	127

Loudoun County G.O. Unlimited Bonds, Series B, 5.00%, 11/1/17	10,000	12,087

Loudoun County G.O. Unlimited Bonds, Series B, Public Improvement Project (State Aid Withholding), 5.00%, 12/1/13	1,000	1,079

Norfolk Capital Improvement G.O. Unlimited Bonds, Series A, 2.25%, 11/1/13	675	696

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series A, Public Higher Education Financing Programme, 5.00%, 9/1/12	200	204

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B, 5.00%, 8/1/12	1,355	1,377

Virginia State Public School Authority School Educational Technology Notes, Series VIII, 5.00%, 4/15/12	150	150

Virginia State Public School Authority School Financing 1997 Revenue Bonds, Series B-1 (State Aid Witholding), 5.00%, 8/1/16	1,000	1,176

Virginia State Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	12,262

Virginia State Resources Non Ace Authority Infrastructure Revenue Bonds, Senior Series A, Pooled Financing Program, 5.00%, 11/1/15	4,025	4,646
Virginia State Resources Senior Authority Infrastructure Revenue Bonds, Unrefunded Balance, 3.00%, 11/1/13	130	136
		51,150

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Washington – 3.9%

Central Puget Sound Regional Transportation Authority Sales & Use Tax Revenue Bonds, Series A (AMBAC Insured), 3.63%, 11/1/13	$100	$105

Energy Northwest Electric Revenue Bonds, Series A, Unrefunded Balance, 5.50%, 7/1/12	200	203

Energy Northwest Electric Revenue Bonds, Series F, Columbia Generating Station (NATL-RE Insured), 5.00%, 7/1/12	125	127

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 1, 5.00%, 7/1/12	1,270	1,285
5.00%, 7/1/14	3,500	3,860
5.50%, 7/1/14	1,200	1,337

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3, 5.00%, 7/1/15	5,000	5,690
5.00%, 7/1/18	10,000	12,015

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3 (AMBAC Insured), 5.00%, 7/1/13	150	159

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project 3, 5.00%, 7/1/12	150	152

Energy Northwest Electric Revenue Refunding Bonds, Series D, Project 1, 5.00%, 7/1/12	5,615	5,684

Energy Northwest Electric Revenue Refunding Bonds, Series D, Columbia Generating, 5.00%, 7/1/12	1,495	1,513

Franklin County Public Utility District No. 1 Revenue Refunding Bonds (NATL-RE Insured), Prerefunded, 5.63%, 9/1/12	1,000	1,023

Pierce County School District No. 320 Sumner G.O. Unlimited Refunding Bonds (AGM School Board Guaranty Insured), 4.00%, 12/1/12	100	103

Port Seattle Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 7/1/12	200	202

Seattle Municipal Light & Power Improvement Revenue Refunding Bonds, 5.00%, 4/1/13	200	210

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Washington – 3.9% – continued

Snohomish County Public Utility District No. 1 Electric Revenue Refunding Bonds (AGM Insured), 5.00%, 12/1/17	$3,000	$3,390

Snohomish County Public Utility System District No. 1 Electric Revenue Refunding Bonds, 2.00%, 12/1/13	100	102

Washington State G.O. Unlimited Bonds, Series B, Motor Vehicle Fuel Tax, 5.00%, 7/1/13	100	106

Washington State G.O. Unlimited Bonds, Series D, 4.25%, 1/1/13	145	149
Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	6,215
		43,630

Wisconsin – 2.0%

Dane County G.O. Unlimited Refunding Bonds, Series E, 2.00%, 6/1/12	1,795	1,800

Milwaukee City G.O. Unlimited Promissory Notes, Series N1, 3.00%, 2/15/13	150	154
5.00%, 2/15/16	4,300	4,974

Milwaukee County G.O. Unlimited Refunding Bonds, Series A, 3.40%, 8/1/14	5,000	5,347

Racine Water Works System Mortgage Revenue Bonds (NATL-RE Insured), 4.00%, 9/1/12	100	102

Waukesha County G.O. Unlimited Promissory Notes, 1.25%, 4/1/12	3,660	3,660

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/12	100	100

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	4,625	5,250

Wisconsin State G.O. Unlimited Bonds, Series F (AGM Insured), Prerefunded, 5.50%, 5/1/12	1,000	1,005
Wisconsin State Transportation Revenue Refunding Bonds (AGM Insured), 5.25%, 7/1/12	225	228
		22,620

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.6% – continued

Wyoming – 0.3%
Campbell County Recreation Project Power Board Lease Revenue Bonds, 5.00%, 6/15/12	$3,000	$3,028
Total Municipal Bonds
(Cost $954,471)		997,676
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.1%

AIM Tax-Free Cash Reserve Portfolio	95,938	$96

Northern Institutional Funds - Tax-Exempt Portfolio (3)(4)	45,177,247	45,177
Total Investment Companies
(Cost $45,273)		45,273
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 5.6%

California State Revenue Anticipation Notes, Series A1, 2.00%, 5/24/12	$14,000	$14,035

Citizens Property Insurance Corp. Coastal Revenue Notes, Senior Secured, Series A-2, 2.00%, 6/1/12	10,000	10,027

Michigan State Finance Authority State Aid Revenue Notes, Series C1, 2.00%, 8/20/12	7,500	7,549

San Francisco City & County Unified School District G.O. Unlimited TRANS, 2.00%, 6/29/12	8,000	8,035

Santa Barbara County Schools Financing Authority TRANS (G.O. of District), 2.00%, 6/29/12	5,000	5,022

Texas State Transportation TRANS, Series A, 2.50%, 8/30/12	17,500	17,669
Total Short-Term Investments
(Cost $62,311)		62,337

Total Investments – 99.3%
(Cost $1,062,055)		1,105,286
Other Assets less Liabilities –0.7%		7,702
NET ASSETS – 100.0%		$1,112,988

(1)	When-Issued Security.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2011, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $185,149,000 with net sales of approximately $139,972,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	19.8%
General Obligations	32.2
Higher Education	5.1
Power	7.6
School District	14.3
Transportation	5.9
All other sectors less than 5%	15.1

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the Short- Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	26.7%
AA	56.1
A	6.8
Not Rated	0.1
Cash and Equivalents	4.1
SP1+/MIG1	5.7
SP1/MIG1	0.5

Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 — Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The Inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short-Intermediate Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$—	$997,676(1)	$—	$997,676
Investment Companies	45,273	—	—	45,273
Short-Term Investments	—	62,337	—	62,337

Total Investments	$45,273	$1,060,013	$—	$1,105,286

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0%
Alaska – 0.3%
Alaska State General Housing Finance Corp. Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured), 5.25%, 12/1/25	$3,000	$3,150

Arizona – 1.9%

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/24	5,000	5,720

Arizona State Water Infrastructure Finance Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/21	3,000	3,730

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subordinated Series A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,180
Salt River Project Agricultural Improvement & Power District Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	6,000	7,251
		21,881
California – 10.4%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM-CR NATL-RE Insured), 5.90%, 8/1/30	10,000	13,515

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,500	1,659

California State Department of Veterans Affairs Home Purchase Revenue Bonds, Series A, 3.88%, 12/1/28	1,000	980

California State Department of Veterans Affairs Home Purchase Revenue Bonds, Subseries A-3, 4.50%, 12/1/23	3,105	3,136

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	130	130

California State G.O. Unlimited Refunding Bonds, 5.00%, 2/1/22	5,000	5,858

6.25%, 11/1/34	2,830	3,353

California State Health Facilities Financing Authority Revenue Bonds, Series A, Lucile Packard Childrens Hospital, 5.00%, 8/15/51	5,000	5,273

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

California – 10.4% – continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series D, Sutter Health, 5.00%, 8/15/35	$10,000	$10,670

California State Public Works Board Lease Revenue Bonds, Series A, Various Capital Project, 5.00%, 4/1/37 (1)	2,000	2,030

California State Various Purpose G.O. Unlimited Bonds, 5.25%, 10/1/22	5,000	6,003

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 4/1/38	10,000	10,378

Carlsbad Unified School District Election G.O. Unlimited Convertible Bonds, Series B, 3.19%, 5/1/34 (2)	2,500	1,825

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/32	6,450	7,260

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	5,000	5,360

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,064

Los Angeles County Sanitation Districts Financing Authority Capital Project Revenue Bonds, Series A, Partially Prerefunded (AGM Insured), 5.00%, 10/1/21	1,000	1,063

Menlo Park G.O. Unlimited Bonds, Prerefunded, 5.25%, 8/1/12	1,000	1,027

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,740

Modesto Irrigation District Capital Improvements COP,Series A, 5.75%, 10/1/29	7,020	7,823

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,401

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,414

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

California – 10.4% – continued

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	$5,000	$5,612

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1 Election 2008, 6.00%, 7/1/43	1,100	1,313

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,886
Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	7,000	8,037
		119,810

Colorado – 1.5%

Colorado State Board of Governors University Enterprise System Revenue Bonds, Series A (State Higher Education Intercept Program Insured), 5.00%, 3/1/38	5,000	5,509

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,328

Denver City & County Special Facilities Airport Revenue Bonds, Series A (AMT), Rental Car Project (NATL-RE Insured), 6.00%, 1/1/14	2,275	2,284
Mesa County Valley School District No. 51 Grand Junction G.O. Unlimited Refunding Bonds (State Aid Withholding Insured), 5.00%, 12/1/23	5,000	6,048
		17,169

Connecticut – 0.3%

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	2,500	3,019
Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured), 4.75%, 11/15/18	735	783
		3,802

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Delaware – 0.2%
Delaware State Housing Authority Revenue Bonds, Series A (AMT), Senior SFM (AGM Insured), 5.80%, 7/1/35	$1,980	$2,070

District of Columbia – 2.0%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), 5.50%, 4/1/36	1,010	1,112
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.50%, 10/1/39	20,000	22,333
		23,445

Florida – 5.3%

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	5,235	5,832
5.00%, 9/1/25	1,000	1,102

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,660

Florida State Board of Education G.O. Unlimited Bonds, Unrefunded Balance, 9.13%, 6/1/14	810	867

Florida State Board of Education G.O. Unlimited Refunding Bonds, Prerefunded, Escrowed to Maturity, 9.13%, 6/1/14	325	380

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A, Capital Outlay, 2.50%, 6/1/22	2,000	2,003

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity, 10.00%, 7/1/14	9,535	10,622

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	10,000	11,205

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.25%, 10/1/19	2,000	2,369
6.25%, 10/1/31	3,000	3,522

Hillsborough County School Board Refunding COP, Series A, Master Lease Program, 5.00%, 7/1/29 (1)	2,500	2,748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS –82.0% – continued

Florida – 5.3% – continued

Jacksonville Transit Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	$2,000	$2,203

Miami-Dade County Aviation International Airport Revenue Bonds, Series A, 5.50%, 10/1/29	2,500	2,772

Orlando Utility Commission Revenue Refunding Bonds, Subseries D, Escrowed to Maturity, 6.75%, 10/1/17	6,805	7,920
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	4,855	5,250
		61,455

Georgia – 1.0%

Athens-Clarke County Unified Government Water & Sewer Revenue Bonds, 5.50%, 1/1/38	7,500	8,328

Georgia State Municipal Electric Authority Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,629
Private Colleges & Universities Authority Student Housing Revenue Bonds, Series A, Mercer Housing Corp. Project, 6.00%, 6/1/21	900	902
		11,859

Hawaii – 2.5%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	5,000	5,513

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	1,000	1,126

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A (NATL-RE FGIC Insured), 5.00%, 7/1/35	15,000	16,301
University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,583
		28,523

Illinois – 9.6%

Bolingbrook Capital Appreciation G.O. Unlimited Bonds, Series B, Unrefunded Balance (NATL-RE Insured), 13.34%, 1/1/33 (2)	505	157

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Illinois – 9.6% – continued

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	$2,000	$2,001

Chicago O’Hare International Airport Second Lien General Revenue Refunding Bonds (AMT) (AMBAC Insured), 5.50%, 1/1/18	5,000	5,014

Chicago Sales TRB, Series A, 5.00%, 1/1/41	7,350	7,926

Illinois State Educational Facilities Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/38	5,505	5,809

Illinois State Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	761

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	4,850	5,379

5.25%, 3/1/40	2,500	2,705

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, 6.13%, 10/1/40	5,000	5,707

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 2/1/27	5,000	5,497

Illinois State Sales TRB, 5.25%, 6/15/24	5,000	5,237

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B, 5.50%, 1/1/33	10,500	11,346

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B (BHAC-CR Insured), 5.50%, 1/1/33	5,000	5,430

Metropolitan Pier & Exposition Authority Dedicated State Refunding TRB, Series B, McCormick Place (AGM Insured), 5.00%, 6/15/50	12,500	12,816

Metropolitan Pier & Exposition Authority Dedicated State Refunding TRB, Series B-2, McCormick Expansion Project, 5.00%, 6/15/50	5,000	5,125

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Illinois – 9.6% – continued

Metropolitan Pier & Exposition Authority Dedicated State TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 5.25%, 6/15/42	$5,000	$5,087

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured), 5.75%, 6/1/34	2,900	3,587

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC G.O. of Authority Insured), 6.00%, 7/1/33	15,000	19,091
Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,543
		111,218

Indiana – 2.0%

Hamilton County Public Building Corp. First Mortgage Revenue Bonds, 7.25%, 8/1/13	4,200	4,418

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien –CWA, 5.25%, 10/1/38	2,500	2,745

Indiana State Office Building Commission Revenue Bonds, Series B (NATL-RE Insured), 7.40%, 7/1/15	5,620	6,359

Indiana University Revenue Bonds, Series A, 5.00%, 6/1/37	5,765	6,447
Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL-RE FGIC Insured), 3.50%, 6/1/18	3,280	3,564
		23,533

Kansas – 0.9%
Wichita G.O. Unlimited Renewal & Improvement Temporary Notes, Series 248, 0.30%, 8/15/13	10,800	10,801

Louisiana – 0.5%
East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, 5.25%, 2/1/39	5,000	5,461

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Maryland – 1.8%

Maryland State First Series G.O. Unlimited Bonds, Series B, State & Local Facilities Loan, 4.00%, 3/15/22	$5,000	$5,693

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/21	5,610	6,820

Montgomery County Housing Development Opportunities Commission Multifamily Revenue Bonds, Series A, 6.10%, 7/1/30	1,500	1,502
Prince Georges County G.O. Limited Bonds, Series A, Consolidated Public Improvement, 5.00%, 9/15/21	5,000	6,302
		20,317

Massachusetts – 4.4%

Massachusetts State Development Finance Agency Revenue Bonds, Series L, Partners Healthcare, 5.00%, 7/1/41	3,350	3,620

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,155

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Massachusetts Institute of Technology (G.O. of University Insured), 5.00%, 7/1/19	5,000	5,887

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, 5.25%, 7/1/29	5,000	5,536

Massachusetts State School Building Authority Sales TRB, Senior Series B, 5.00%, 10/15/41	5,000	5,531

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), 5.00%, 8/15/30	5,000	5,539

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, 5.00%, 8/1/27	10,000	11,848

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,892

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Massachusetts – 4.4% – continued
Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, (AGM Insured), 5.25%, 8/1/31	$5,000	$6,270
		51,278

Michigan – 1.7%

Detroit City School District Improvement G.O. Unlimited Refunding Bonds, Series A, School Building & Site (Q-SBLF Insured), 5.00%, 5/1/22	6,750	7,728

Michigan State Building Authority Revenue Refunding Bonds, Series I-A, Facilities Program, 5.50%, 10/15/45	2,565	2,844

Michigan State Building Authority Revenue Refunding Bonds, Series II-A, Facilities Program, 5.38%, 10/15/36	5,000	5,549

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program, 1.00%, 12/1/25	3,050	2,118

Wayne Charter County Airport Revenue Refunding Bonds, Series C (NATL-RE FGIC Insured), Prerefunded, 5.38%, 12/1/12	905	934
Wayne Charter County Airport Revenue Refunding Bonds, Series C, Unrefunded Balance (NATL-RE FGIC Insured), 5.38%, 12/1/15	95	98
		19,271

Minnesota – 1.1%

Farmington Independent School District Building No. 192 G.O. Unlimited Bonds, Series B (AGM School District Credit Program Insured), 5.00%, 2/1/26	5,000	5,474

Minnesota State G.O. Unlimited Bonds, Series B, State Trunk Highway Project, 5.00%, 10/1/23	5,215	6,386

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	270	282
Minnesota State Housing Finance Agency SFM Revenue Bonds, Series F, 5.70%, 1/1/17	305	308
		12,450

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Mississippi – 1.9%

Mississippi State G.O. Unlimited Bonds, Series A, Capital Improvement Project, 5.00%, 10/1/36	$20,000	$22,288
Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	35	36
		22,324

Nebraska – 0.8%

Omaha Public Power District Revenue Bonds, Series B, 5.00%, 2/1/28	5,355	6,194
Omaha Public Power System District Revenue Bonds, Series A, 5.50%, 2/1/39	2,500	2,776
		8,970

Nevada – 0.4%

Clark County Airport System Revenue Bonds, Series C, Sub Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,813
Clark County Passenger Facility Charge Revenue Bonds, Series A-1, (AMT), Las Vegas-McCarran (AMBAC Insured), 5.00%, 7/1/26	2,820	2,903
		4,716

New Hampshire – 1.0%
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, 5.25%, 6/1/39	10,000	11,236

New Jersey – 1.0%

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	452

New Jersey State Transportation Trust Fund Authority Capital Appreciation System Revenue Bonds, Series C (AMBAC Insured), 9.49%, 12/15/28 (2)	1,000	435

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/21	5,000	5,892

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New Jersey – 1.0% – continued
New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 2.21%, 1/1/35 (2)	$5,000	$4,492
		11,271

New Mexico – 0.3%
New Mexico State Mortgage Finance Authority SFM Revenue Bonds, Series 1-C-2 (Collateralized by GNMA/ FNMA/FHLMC Securities), 5.00%, 9/1/26	3,110	3,345

New York –14.5%

Long Island Power Authority General Revenue Bonds, Series A, 6.00%, 5/1/33	5,000	5,802

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, 5.50%, 11/15/39	10,000	11,049

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 11/15/21	5,000	5,770

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE-IBC Insured), 5.00%, 11/15/30	15,000	15,366

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,684

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, 5.75%, 6/15/40	10,000	11,631

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series CC, 5.00%, 6/15/45	10,000	10,839

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series D, Fiscal 2011, 5.00%, 2/1/23	3,905	4,642

New York City Transitional Finance Authority Future TRB (NATL-RE FGIC Insured), Prerefunded, 5.25%, 2/1/13	4,880	5,085

New York City Transitional Finance Authority Future TRB, Unrefunded Balance (NATL-RE FGIC Insured), 5.25%, 2/1/17	120	125

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New York – 14.5% – continued

New York G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/19(1)	$2,500	$3,003

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/23	5,405	6,454

New York State Dormitory Authority Non-State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty State Aid Withholding), 5.25%, 10/1/23	5,000	5,753

New York State Dormitory Authority Personal Education Income Refunding TRB, Series B (AMBAC Insured), 5.50%, 3/15/30	5,000	6,692

New York State Dormitory Authority Personal Education Income TRB, Series B, 5.75%, 3/15/36	11,980	13,888

New York State Dormitory Authority Revenue Bonds, Series A, Court Facilities Lease (AMBAC Insured), 5.50%, 5/15/28	5,000	6,058

New York State Dormitory Authority Supported Debt Third General Resolution Revenue Bonds, State University Educational Facilities Issue (G.O. of Authority Insured), 4.00%, 5/15/28	3,000	3,122

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series B, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	10,982

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series B, Revolving Funds Pool Financing Program, 5.50%, 4/15/35	5,000	6,658

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	6,000

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,000	5,566

5.00%, 10/15/24	10,000	10,946

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Series B-1C, 5.50%, 6/1/19	2,500	2,640

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

New York – 14.5% continued
Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series A(G.O. of Authority Insured), 5.00%, 1/1/21	$3,000	$3,649
		167,404

North Carolina – 1.7%

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,423

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	6,015	7,606

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 5/1/21	2,100	2,636
Wake County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 2/1/20	5,000	6,212
		19,877

Ohio – 1.6%

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 9/15/29	2,000	2,282

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/18	3,000	3,615

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/22 (1)	2,500	3,066
Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/21 (1)	7,555	9,261
		18,224

Oklahoma – 0.1%

McGee Creek Authority Water Revenue Bonds (NATL-RE Insured), 6.00%, 1/1/13	1,155	1,197

Oregon – 0.3%

Oregon State G.O. Unlimited Refunding Bonds, Series N, 5.00%, 12/1/23	2,845	3,444

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 82.0% – continued

Pennsylvania – 0.5%

Pennsylvania State First Series G.O. Unlimited Bonds, 5.00%, 11/15/21	$3,735	$4,661
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, 6.75%, 9/1/32	1,475	1,483
		6,144

Puerto Rico – 0.5%
Puerto Rico Sales Tax Financing Corp. TRB, First Subordinate Series A, 6.38%, 8/1/39	5,000	5,779

South Carolina – 1.9%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 04, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,995	7,232
South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper, 5.50%, 1/1/38	13,000	14,551
		21,783

Tennessee – 1.8%

Metropolitan Government of Nashville & Davidson County Electric Revenue Refunding Bonds, Series B, 5.00%, 5/15/25	2,380	2,797

Shelby County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/21	10,000	12,342
5.00%, 3/1/24	5,000	6,192
		21,331

Texas – 5.0%

Dallas Independent School District School Building G.O. Unlimited Bonds (PSF Gtd.), 6.38%, 2/15/34	5,000	6,207

Dallas-Fort Worth International Airport Joint Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	835	885

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/22 (1)	1,780	2,130

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 82.0% – continued

Texas – 5.0% – continued

Frisco Independent School District School Building G.O. Unlimited Bonds, Series A (PSF Gtd.), 6.00%, 8/15/38	$5,000	$6,098

Frisco Independent School District School Building G.O. Unlimited Bonds, Series B (PSF Gtd.), 5.00%, 8/15/35	10,695	11,207

Grand Prairie Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds, 14.33%, 8/15/29(2)	12,505	4,732

Houston Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT), Subordinate Lien, 5.00%, 7/1/23(1)	5,000	5,621

Leander Independent School District G.O. Unlimited Refunding Bonds (PSF Gtd.), 5.00%, 8/15/32	—	5,070

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.25%, 5/15/31	10,000	11,584

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	1,019

6.00%, 10/1/21	1,250	1,268
Texas State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/18	1,455	1,767
		57,588

Utah – 0.3%
Utah Transit Authority Sales Tax Revenue Refunding Bonds, Series C (AGM Insured), 5.25%, 6/15/29	2,520	3,169

Virginia – 0.2%
Norfolk Water Revenue Refunding Bonds, 5.00%, 11/1/21(1)	1,500	1,865

Washington – 0.8%

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	5,200	6,163

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 82.0% – continued

Washington – 0.8% – continued
Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2012C, 3.00%, 7/1/29	$3,675	$3,443
		9,606
Total Municipal Bonds
(Cost $886,828)		946,766

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 13.7%
Northern Institutional Funds - Tax-Exempt Portfolio (3) (4)	157,745,389	$157,745
Total Investment Companies
(Cost $157,745)		157,745

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 5.8%

Colorado State General Fund TRANS, 2.00%, 6/27/12	$1,200	$1,205

Michigan State Finance Authority Revenue Notes, Series C-2, State Aid Revenue Notes (J.P. Morgan Chase Bank N.A. LOC), 2.00%, 8/20/12	10,000	10,070

Oregon State G.O. Limited TANS, 2.00%, 6/29/12	15,000	15,068

Sonoma County G.O. Unlimited TRANS, 2.50%, 10/25/12	10,000	10,135
Texas State TRANS, Series A, 2.50%, 8/30/12	30,000	30,290
Total Short-Term Investments
(Cost $66,745)		66,768

Total Investments – 101.5%
(Cost $1,111,318)	1,171,279
Liabilities less Other Assets – (1.5)%	(16,914)
NET ASSETS – 100.0%	$1,154,365

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

(4)	At March 31, 2011, the value of the Fund’s investment in the Tax Exempt Port-folio of the Northern Institutional Funds was approximately $50,363,000 with net purchases of approximately $107,382,000 during the fiscal year ended March 31, 2012.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	13.5%
General	19.5
General Obligation	19.4
Power	5.7
School District	6.5
Transportation	5.4
Water	12.2
All other sectors less than 5%	17.8

Total	100.0%

At March 31, 2012, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	22.6%
AA	44.3
A	11.8
BBB	1.2
Cash and Equivalents	13.5
SP1+/MIG1	6.6

Total	100.0%

*	Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 — Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Fund’s investments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$ –	$946,766	(1)	$–	$946,766
Investment Companies	157,745	–		–	157,745
Short-Term Investments	–	66,768		–	66,768

Total Investments	$157,745	$1,013,534		$–	$1,171,279

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA	American Capital Access	HUD	Housing and Urban Development
AGM	Assured Guaranty Municipal Corporation	IBC	Insured Bond Certificates
AMBAC	American Municipal Bond Assurance Corporation	IDA	Industrial Development Authority
AMT	Alternative Minimum Tax	LOC	Line of Credit
BANS	Bond Anticipation Notes	NATL-RE	National Public Finance Guarantee Corporation
BHAC	Berkshire Hathaway Assurance Corporation	MBIA	Municipal Bond Insurance Association
COP	Certificate of Participation	MWRA	Massachusetts Water Resources Authority
COPS	Certificates of Participation	PCR	Pollution Control Revenue
CR	Custody Receipt	PFA	Public Finance Authority
EDA	Economic Development Agency	PSF	Permanent School Fund
FGIC	Financial Guaranty Insurance Corporation	Q-SBLF	Qualified School Bond Loan Fund
FHLMC	Federal Home Loan Mortgage Corporation	SCSDE	South Carolina School District Enhancement
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FSA	Financial Security Assurance	TCRS	Transferable Custodial Receipts
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TRB	Tax Revenue Bonds
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bonds
HFDC	Health Facilities Development Corp.	XLCA	XL Capital Assurance

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes/zero coupon bonds, for floating rate securities, the current reset rate or, for interest-only or principal only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees, has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2012

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets having a fair value at least equal to the amount of the commitment. When-issued securities at March 31, 2012, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2012. Cost of investments includes amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the NAVs of the Funds. As of March 31, 2012, the Funds did not have any reclassifications.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2011, through the fiscal year ended March 31, 2012, the following Fund incurred net capital losses which the Fund intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
Short Intermediate Tax-Exempt	$6

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MAR 31, 2017	MAR 31, 2018	MAR 31, 2019
High Yield Municipal	$9,862	$24,430	$12,268

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$57	$190	$697	$7,363
California Intermediate Tax-Exempt	156	292	149	19,924
California Tax-Exempt	61	1,672	301	10,462
High Yield Municipal	250	2	—	29,168
Intermediate Tax-Exempt	788	8,242	10,884	80,189
Short Intermediate Tax-Exempt	282	—	117	43,231
Tax-Exempt	413	4,653	3,377	59,961

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,685	$8	$404
California Intermediate Tax-Exempt	10,164	41	—
California Tax-Exempt	4,322	972	187
High Yield Municipal	30,657	268	—
Intermediate Tax-Exempt	46,846	429	3,616
Short Intermediate Tax-Exempt	19,125	—	—
Tax-Exempt	34,530	29	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,793	$133	$187
California Intermediate Tax-Exempt	8,845	22	1,228
California Tax-Exempt	5,624	1,945	367
High Yield Municipal	37,042	261	—
Intermediate Tax-Exempt	48,525	22,843	7,434
Short-Intermediate Tax-Exempt	18,014	42	225
Tax-Exempt	39,360	12,050	7,000

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2012

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the High Yield Municipal Fund’s borrowings was $30,392,000 and the weighted average interest rate on these borrowings was 1.36 percent for the fiscal year ended March 31, 2012. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2012, the investment adviser contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATION
Short-Intermediate Tax-Exempt	0.50%	0.70%

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Tax-Exempt	0.55%	0.52%	0.50%	0.75%
High Yield Municipal	0.65%	0.61%	0.59%	0.85%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
Tax-Exempt	0.55%	0.52%	0.50%	0.75%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements are expected to continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

best interest of the Fund and its shareholders. The following chart illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the tables above:

	CONTRACTUAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2012
Arizona Tax-Exempt	0.45%
California Intermediate Tax-Exempt	0.45%
California Tax-Exempt	0.45%
High Yield Municipal	0.80%
Intermediate Tax-Exempt	0.45%	*
Short-Intermediate Tax-Exempt	0.45%	*
Tax-Exempt	0.45%

*	Excludes acquired fund fees or advisory fee break-points.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Tax-Exempt Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, or in the California Municipal Money Market Fund (the “California Fund”), another investment portfolio of the Trust which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). The Arizona Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds currently invest uninvested cash in the Portfolio and the California Intermediate Tax-Exempt and California Tax-Exempt Funds currently invest uninvested cash in the California Fund. Each Fund bears indirectly a proportionate share of the Portfolio’s or California Fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio or California Fund pays to NTI and/or its affiliates. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Portfolio or California Fund is 0.35 and 0.45 percent, respectively. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. The reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2012

uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$57,581	$ —	$53,828
California Intermediate Tax-Exempt	—	222,004	—	161,282
California Tax-Exempt	—	234,150	—	234,366
High Yield Municipal	—	59,162	—	533,801
Intermediate Tax-Exempt	—	2,348,712	—	2,087,903
Short-Intermediate Tax-Exempt	—	178,814	—	160,422
Tax-Exempt	—	1,534,580	—	1,547,865

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$7,623	$(260)	$7,363	$108,869
California Intermediate Tax-Exempt	20,289	(365)	19,924	327,174
California Tax-Exempt	10,659	(197)	10,462	140,586
High Yield Municipal	33,484	(4,316)	29,168	361,319
Intermediate Tax-Exempt	85,029	(4,840)	80,189	2,226,246
Short-Intermediate Tax-Exempt	43,712	(481)	43,231	1,062,055
Tax-Exempt	61,792	(1,831)	59,961	1,111,318

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,851	$30,548	79	$847	(2,288)	$(24,512)	642	$6,883
California Intermediate Tax-Exempt	9,842	103,589	62	647	(6,711)	(70,621)	3,193	33,615
California Tax-Exempt	5,539	62,163	213	2,389	(3,901)	(43,791)	1,851	20,761
High Yield Municipal	13,490	109,457	225	1,869	(74,026)	(615,901)	(60,311)	(504,575)
Intermediate Tax-Exempt	81,878	860,815	1,062	11,180	(38,312)	(399,536)	44,628	472,459
Short-Intermediate Tax-Exempt	40,251	427,799	99	1,058	(70,801)	(753,077)	(30,451)	(324,220)
Tax-Exempt	32,369	346,680	504	5,340	(20,967)	(221,119)	11,906	130,901

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2012

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,396	$35,743	84	$868	(3,301)	$(34,083)	179	$2,528
California Intermediate Tax-Exempt	9,980	102,622	83	846	(7,261)	(74,037)	2,802	29,431
California Tax-Exempt	3,260	35,315	283	3,015	(6,961)	(74,353)	(3,418)	(36,023)
High Yield Municipal	45,877	372,742	269	2,184	(38,484)	(307,905)	7,662	67,021
Intermediate Tax-Exempt	62,915	649,291	3,372	33,918	(56,119)	(571,840)	10,168	111,369
Short-Intermediate Tax-Exempt	74,020	780,008	114	1,202	(65,027)	(684,460)	9,107	96,750
Tax-Exempt	26,250	274,170	2,219	22,485	(36,085)	(370,219)	(7,616)	(73,564)

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2012, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.79%, California Intermediate Tax-Exempt Fund – 99.60%, California Tax-Exempt Fund – 98.79%, High Yield Municipal Fund – 99.13%, Intermediate Tax-Exempt Fund – 99.92%, Short-Intermediate Tax-Exempt Fund – 100% and Tax-Exempt Fund – 99.92%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2011, and hereby designated these long-term capital gain distributions as follows (per share):

Fund	LONG-TERM CAPITAL GAIN 15%
Arizona Tax-Exempt	$0.0387
California Tax-Exempt	0.0147
Intermediate Tax-Exempt	0.0179

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2012 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011, through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 94 and 95), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.60%	$1,000.00	$1,036.40	$3.05
Hypothetical**	0.60%	$1,000.00	$1,022.00	$3.03

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.59%	$1,000.00	$1,035.40	$3.00
Hypothetical**	0.59%	$1,000.00	$1,022.05	$2.98

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.59%	$1,000.00	$1,049.90	$3.02
Hypothetical**	0.59%	$1,000.00	$1,022.05	$2.98

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.83%	$1,000.00	$1,064.70	$4.28
Hypothetical**	0.83%	$1,000.00	$1,020.85	$4.19

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.58%	$1,000.00	$1,030.60	$2.94
Hypothetical**	0.58%	$1,000.00	$1,022.10	$2.93

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2012 (UNAUDITED)

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.58%	$1,000.00	$1,008.60	$2.91
Hypothetical**	0.58%	$1,000.00	$1,022.10	$2.93

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.59%	$1,000.00	$1,037.80	$3.01
Hypothetical**	0.59%	$1,000.00	$1,022.05	$2.98

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2012 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2000

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•  Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

•  Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

TAX-EXEMPT FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2012 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	105	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

TAX-EXEMPT FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4,5

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5

CA TAX-EXEMPT FUND1,3,4,5

HIGH YIELD MUNICIPAL FUND1,2,5

INTERMEDIATE TAX-EXEMPT FUND1,5

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,5

TAX-EXEMPT FUND1,5

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

3 Non-Diversified Risk: The Fund invests in a smaller number of securities than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than other funds.

4 Regional Investment Risk: The geographical concentration of portfolio holdings in this Fund may involve increased risk.

5 Tax-Free/AMT Risk: Tax-exempt funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

NORTHERN FUNDS ANNUAL REPORT	107	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

19	MONEY MARKET FUND

24	MUNICIPAL MONEY MARKET FUND

50	U.S. GOVERNMENT MONEY MARKET FUND

53	U.S. GOVERNMENT SELECT MONEY MARKET FUND

56	ABBREVIATIONS AND OTHER INFORMATION

57	NOTES TO THE FINANCIAL STATEMENTS

63	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

64	TAX AND DISTRIBUTION INFORMATION

65	FUND EXPENSES

66	TRUSTEES AND OFFICERS

73	INVESTMENT CONSIDERATIONS

74	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund seeks to offer investors liquidity, a stable share price and returns that are tax exempt at the federal and state of California levels. During the 12-month reporting period ended March 31, 2012, we managed the Fund defensively by purchasing strong municipal credits and maintaining an average duration — or interest rate sensitivity — less than that of the Fund’s benchmark, the iMoney Net Fund Average™ — California State-Specific Retail category. Our investment of choice remained daily and weekly municipal Variable Rate Demand Notes, or VRDNs, which provided both liquidity and a strong credit profile. Approximately 90% of Fund assets were invested in VRDNs throughout the period. This strong liquidity position ensured that we were able to deal with cash flow fluctuations and have cash available to make opportunistic purchases in the secondary market.

The Fund successfully achieved its goals of maintaining a top-tier credit profile and providing liquidity and federal and California tax-exempt returns despite the difficult credit and interest rate environment. For the reporting period, the Fund returned 0.01%, compared with a return of 0.02% for the benchmark. As of March 31, 2012, the Fund’s 7-day current yield was 0.01%.

During the reporting period, we continued to see positive developments that worked in the favor of California municipalities. Both the state as well as select city, county and local municipalities took bold steps to address budget deficits. Elected officials began to focus on bringing spending in line with the realities of tax and revenue receipts. Investors took note of the positive scenario, which translated into broad outperformance for California municipal credits. Throughout the period, we purchased select general obligation, essential-service revenue notes and VRDNs backed by strong financial guarantors. All of the municipal credits that we added to the Fund’s portfolio were reviewed by our seasoned fixed-income research team and subjected to a rigorous committee-based security approval process.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	0.01%	0.80%	1.17%	0.01%
IMONEYNET CA STATE-SPECIFIC RETAIL	0.02	0.78	1.11

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Without the voluntary fee waivers, the 7-Day Current yield would have been -0.18% as of March 31, 2012. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2012, the maturity distribution for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 73.

OVERNIGHT (ONE BUSINESS DAY)	8.5%
2 - 15 DAYS	85.9
31 - 60 DAYS	0.6
61 - 97 DAYS	4.0
271 + DAYS	1.0

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
NET ASSETS	$427 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2012, the Money Market Fund posted a 0.02% return, compared with the 0.01% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Retail category. As of March 31, 2012, the Portfolio’s 7-day current yield was 0.01%. Over the reporting period, money market investors witnessed financial market volatility, with alternating periods of investor optimism and unease. In Europe, the sovereign debt crisis continued to intensify, forcing peripheral countries to implement aggressive austerity measures in order to receive international support packages. Most notably, Greece received two bailout packages backed by the European Union and the International Monetary Fund (IMF) after fulfilling austerity requirements and finalizing better terms in a bond-swap agreement with private creditors. However, sovereign debt yields remained elevated in Spain, Italy and other heavily indebted Eurozone countries as investors focused on global growth levels and severe budget deficits. The volatility in Europe prompted the European Central Bank to offer three-year loans with generous terms in its unlimited longer term refinancing operations (LTRO), boosting market confidence meaningfully.

During the reporting period, the Federal Open Market Committee upgraded its assessment of the economy with a more optimistic outlook in its policy statements. However, the Federal Reserve extended its commitment to keep the federal funds rate within the current 0.00% to 0.25% range until late 2014. The central bank believes that an ultra-accommodative stance is necessary to support a fragile economic recovery. The U.S. economic backdrop continues to strengthen, but headwinds from higher gas and commodity prices, continued housing deterioration and uncertainty surrounding tax legislation are expected to weigh on growth. Employment trends are improving, but unemployment remains elevated and sensitive to policymaker decisions. Inflation expectations have also moderated, affording flexibility to monetary policy.

We continue to position the Fund conservatively and have maintained a strong liquidity profile. We remain very selective in our purchases and focus on maintaining a high credit quality portfolio. We have also targeted a long duration stance relative to the benchmark to opportunistically take advantage of any increases in yields by overweighting term purchases in U.S. Treasury and U.S. agency debt.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.02%	1.12%	1.68%	0.01%
IMONEYNET FIRST TIER RETAIL	0.01	1.16	1.59

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Without the voluntary fee waivers, the 7-Day Current yield would have been -0.13% as of March 31, 2012. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2012, the maturity distribution for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 73.

OVERNIGHT (ONE BUSINESS DAY)	37.0%
2 - 15 DAYS	4.1
16 - 30 DAYS	16.7
31 - 60 DAYS	10.0
61 - 97 DAYS	12.2
98 - 180 DAYS	14.7
181 - 270 DAYS	2.4
271 + DAYS	2.9

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
NET ASSETS	$7.3 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.18%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2012, European policy makers endeavored to stay ahead of the debt crisis emanating from the Continent’s periphery in order to stave off broader Eurozone contagion. The European Central Bank eventually provided liquidity in the form of a three-year refinancing operation, which helped to stabilize the European banking system. During the period, the municipal fixed-income markets enjoyed strong demand as investors came to realize that previous predictions that a significant number of municipalities would default on their debt obligations had failed to come to fruition. In reality, the majority of state and local governments saw year-over-year increases in revenue while continuing to make progress in their cost-cutting efforts.

For the reporting period, the Municipal Money Market Fund provided investors with tax-exempt returns, as well as a stable share price and liquidity. By period end, the Fund’s assets under management had grown by nearly $400 million to reach approximately $7.0 billion. The period proved volatile as investors struggled to gauge the strength of the slowly improving U.S. recovery, while keeping a watchful eye on the Eurozone debt crisis. These factors created a challenging investing environment.

During the reporting period, we worked closely with our municipal credit team to identify and purchase only the strongest municipal credits. Many are backed by general obligations, universities or essential services. At times during the period, we defensively purchased Treasuries when suitable top-tier municipal securities were not available. In addition, we were careful to review all bank financial guarantors that provide credit enhancement backing the Fund’s daily and weekly Variable Rate Demand Notes, or VRDNs. We eliminated VRDN positions that we felt were at risk for a potential ratings downgrade, choosing to reinvest proceeds into credits that we believe are well positioned. For the reporting period, the Fund returned 0.01%, compared with the 0.02% return of its benchmark, the iMoney Net Fund Average™ — Tax-Free Retail category. As of March 31, 2012, the Fund’s 7-day current yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.01%	0.86%	1.21%	0.01%
IMONEYNET TAX-FREE RETAIL	0.02	0.83	1.15

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Without the voluntary fee waivers, the 7-Day Current yield would have been -0.16% as of March 31, 2012. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2012, the maturity distribution for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 73.

OVERNIGHT (ONE BUSINESS DAY)	10.7%
2 - 15 DAYS	77.0
16 - 30 DAYS	0.3
31 - 60 DAYS	0.2
61 - 97 DAYS	5.5
98 - 180 DAYS	5.1
181 - 270 DAYS	0.9
271 - 366 DAYS	0.2
367 - 397 DAYS	0.1

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
NET ASSETS	$7.0 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2012, global markets experienced several shifts in sentiment, prompting periods of significant risk aversion, largely in response to the sovereign debt crisis in the eurozone. European leaders enacted several rounds of rescue measures, culminating in an agreement with private bondholders to restructure Greek debt, and the launch of the European Central Bank’s longer term refinancing operation, or LTRO. The LTRO provided over one trillion euros to eurozone banks, stemming the immediacy of the crisis, improving market sentiment and buying time to implement austerity measures aimed at further stabilization. In the United States, the Federal Open Market Committee (FOMC) reiterated its commitment to an ultra-accommodative stance regarding monetary policy through at least 2014, and extended the average maturity of the Federal Reserve’s balance sheet following weak economic reports during the summer months. Later in the period, the economy began to exhibit signs of moderate growth, although the FOMC stated that economic expansion and labor market conditions remained far from normal, with the unemployment rate still at 8.3%. While growth prospects appear brighter than they did last summer, the recovery remains fragile in the eyes of policymakers, who state that they are committed to accommodative policies for as long as labor market conditions remain weak and inflation expectations are tame.

During the reporting period, the U.S. Government Money Market Fund posted a 0.01% return, compared with the 0.01% return of its benchmark, the iMoneyNet Fund Average™ — Government & Agencies Retail category. As of March 31, 2012, the Fund’s 7-day current yield was 0.01%.

The risk aversion seen across global markets during much of the period, combined with a federal funds rate target of 0.00% to 0.25%, pressured yields on U.S. government securities and repurchase agreements backed by such securities to near and even below zero at times. With expectations for an ultra-accommodative interest rate environment to persist well into 2014, we positioned the Fund’s portfolio to be neutral to long versus its benchmark. Duration was added selectively to take advantage of any steepness in the money market curve, while maintaining a strong liquidity profile.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.01%	1.06%	1.62%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	1.04	1.51

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Without the voluntary fee waivers, the 7-Day Current yield would have been -0.21% as of March 31, 2012. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2012, the maturity distribution for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 73.

OVERNIGHT (ONE BUSINESS DAY)	40.5%
2 - 15 DAYS	13.8
16 - 30 DAYS	10.6
31 - 60 DAYS	7.6
61 - 97 DAYS	4.1
98 - 180 DAYS	14.2
181 - 270 DAYS	3.9
271 + DAYS	5.3

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.12%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Economic conditions in the United States deteriorated in the summer of 2011, prompting the Federal Open Market Committee (FOMC) to extend its commitment to a 0.00% to 0.25% federal funds rate into late 2014, and to extend the average maturity of the Federal Reserve’s balance sheet by selling shorter-dated holdings and purchasing Treasuries further out on the yield curve. Later in 2011, the economy began to exhibit signs of modest growth along with improving employment conditions. Despite brighter prospects for growth, the FOMC appears wary regarding the strength of the recovery given potential headwinds from shaky global growth and uncertainty surrounding the future of fiscal stimulus measures. Throughout the 12-month reporting period ended March 31, 2012, much of the market’s attention was also focused on the sovereign debt crisis in the Eurozone. Fears of a disorderly default by Greece and possible financial contagion out of Europe led to significant risk aversion by many investors. Ultimately, the European Central Bank (ECB) and European leaders were able to restore confidence by successfully restructuring Greek debt and lending more than one trillion euros through the ECB’s longer term refinancing operation (LTRO). While a liquidity crisis has been avoided for the time being, the implementation of austerity measures remains a severe test for European growth going forward.

Government money market funds remain challenged by supply constraints, along with the ultra-low rate environment. Diminished funding needs by the Federal Home Loan Banks and other U.S. government security issuers — combined with risk-averse investors pouring into the safest assets — pressured yields to near- and even below-zero during the reporting period. With expectations for supply to remain tight and interest rates to stay exceptionally low, we positioned the U.S. Government Select Money Market Fund’s portfolio to be neutral-to-long to its benchmark, the iMoneyNet Fund Average™ — Government & Agencies Retail category, taking advantage of any increases in yields while maintaining a strong liquidity profile to accommodate any unexpected redemptions.

During the reporting period, the Fund posted a 0.01% total return, compared with the 0.01% return of the benchmark. As of March 31, 2012, the Fund’s 7-day current yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	1.02%	1.58%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	1.04	1.51

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Without the voluntary fee waivers, the 7-Day Current yield would have been -0.23% as of March 31, 2012. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY DISTRIBUTION

At March 31, 2012, the maturity distribution for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 73.

OVERNIGHT (ONE BUSINESS DAY)	24.3%
2 - 15 DAYS	22.1
16 - 30 DAYS	12.4
31 - 60 DAYS	13.3
61 - 97 DAYS	9.4
98 - 180 DAYS	11.5
181 - 270 DAYS	2.7
271 + DAYS	4.3

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
NET ASSETS	$3.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.09%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2012

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$424,019	$6,366,840	$7,084,544	$901,773	$3,009,008
Repurchase agreements, at cost which approximates fair value	–	961,594	–	448,795	415,515
Cash	2,272	50,778	11,839	16,726	58
Interest income receivable	362	5,425	9,797	965	2,233
Receivable for securities sold	150	–	8,120	–	10,000
Receivable for fund shares sold	–	–	–	–	50
Receivable from affiliates for expense reimbursements	28	383	402	95	252
Prepaid and other assets	1	9	8	3	4
Total Assets	426,832	7,385,029	7,114,710	1,368,357	3,437,120
LIABILITIES:
Payable for securities purchased	–	55,065	97,932	–	–
Payable for fund shares redeemed	58	52,618	116	17,020	–
Distributions to shareholders	4	62	60	12	29
Payable to affiliates:
Investment advisory fees	21	351	337	66	165
Administration fees	8	140	135	26	66
Custody and accounting fees	4	39	29	9	20
Shareholder servicing fees	–	–	–	1	–
Transfer agent fees	8	140	135	26	66
Trustee fees	12	98	64	12	20
Accrued other liabilities	19	170	138	45	76
Total Liabilities	134	108,683	98,946	17,217	442
Net Assets	$426,698	$7,276,346	$7,015,764	$1,351,140	$3,436,678
ANALYSIS OF NET ASSETS:
Capital stock	$426,706	$7,285,161	$7,015,718	$1,351,150	$3,436,689
Accumulated undistributed net investment income (loss)	(8)	(24)	46	(10)	(11)
Accumulated undistributed net realized loss	–	(8,791)	–	–	–
Net Assets	$426,698	$7,276,346	$7,015,764	$1,351,140	$3,436,678
Shares Outstanding ($.0001 par value, unlimited authorization)	426,739	7,285,179	7,015,743	1,351,183	3,436,727
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2012

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$796	$14,876	$12,116	$1,866	$3,334
Total Investment Income	796	14,876	12,116	1,866	3,334
EXPENSES:
Investment advisory fees	1,144	18,888	17,260	3,478	8,549
Administration fees	458	7,555	6,904	1,391	3,420
Custody fees	59	852	713	178	399
Accounting fees	66	776	710	159	362
Transfer agent fees	458	7,555	6,904	1,391	3,420
Registration fees	10	58	47	33	35
Printing fees	18	151	87	29	49
Professional fees	16	176	156	53	87
Shareholder servicing fees	–	–	–	4	–
Trustee fees	8	89	78	24	40
Other	14	104	85	28	49
Total Expenses	2,251	36,204	32,944	6,768	16,410
Less expenses voluntarily reimbursed by investment adviser	(1,202)	(18,474)	(17,991)	(4,170)	(11,490)
Less expenses contractually reimbursed by investment adviser	(298)	(4,049)	(3,632)	(864)	(1,907)
Less custodian credits	(2)	(7)	(8)	(7)	(7)
Net Expenses	749	13,674	11,313	1,727	3,006
Net Investment Income	47	1,202	803	139	328
NET REALIZED GAINS:
Net realized gains on:
Investments	–	15	46	1	6
Net Gains	–	15	46	1	6
Net Increase in Net Assets Resulting from Operations	$47	$1,217	$849	$140	$334

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income	$47	$22	$1,202	$1,787	$803	$1,457	$139	$226	$328	$353
Net realized gains on:
Investments	–	5	15	293	46	–	1	–	6	16
Net Increase in Net Assets Resulting from Operations	47	27	1,217	2,080	849	1,457	140	226	334	369
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(42,928)	(501,193)	(143,569)	(262,409)	326,977	283,745	(275,461)	181,072	313,780	(288,707)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(42,928)	(501,193)	(143,569)	(262,409)	326,977	283,745	(275,461)	181,072	313,780	(288,707)
DISTRIBUTIONS PAID:
From net investment income	(49)	(233)	(1,198)	(1,815)	(803)	(1,457)	(140)	(236)	(342)	(374)
Total Distributions Paid	(49)	(233)	(1,198)	(1,815)	(803)	(1,457)	(140)	(236)	(342)	(374)
Total Increase (Decrease) in Net Assets	(42,930)	(501,399)	(143,550)	(262,144)	327,023	283,745	(275,461)	181,062	313,772	(288,712)
NET ASSETS:
Beginning of year	469,628	971,027	7,419,896	7,682,040	6,688,741	6,404,996	1,626,601	1,445,539	3,122,906	3,411,618
End of year	$426,698	$469,628	$7,276,346	$7,419,896	$7,015,764	$6,688,741	$1,351,140	$1,626,601	$3,436,678	$3,122,906
Accumulated Undistributed Net Investment Income (Loss)	$(8)	$(6)	$(24)	$(28)	$46	$ –	$(10)	$(10)	$(11)	$(3)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

Selected per share data	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	–	(1)	0.01		0.03
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–		–
Total from Investment Operations	–	–	–		0.01		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	–	(3)	(0.01)		(0.03)
Total Distributions Paid	–	–	–		(0.01)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.01%	0.03%	0.03%		1.11%		2.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$426,698	$469,628	$971,027		$1,620,993		$1,604,086
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.16%	0.27%	0.34	%(6)	0.57	%(7)	0.55%
Expenses, before reimbursements and credits(5)	0.49%	0.57%	0.72%		0.71%		0.69%
Net investment income (loss), net of reimbursements and credits(5)	0.01%	0.00%	(0.01)%		1.08%		2.75%
Net investment income (loss), before reimbursements and credits(5)	(0.32)%	(0.30)%	(0.39)%		0.94%		2.61%

(1)	Per share amount from net investment income (loss) was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $306,000 which represents 0.03% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $360,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND

Selected per share data	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	–	(1)	0.01		0.04
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–	(2)	– (2)
Total from Investment Operations	–	–	–		0.01		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	–	(3)	(0.01)		(0.04)
Total Distributions Paid	–	–	–		(0.01)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.02%	0.03%	0.05	%(5)	1.16	%(5)	4.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,276,346	$7,419,896	$7,682,040		$9,744,761		$11,309,359
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.18%	0.30%	0.47	%(7)	0.57	%(8)	0.55%
Expenses, before reimbursements and credits(6)	0.48%	0.55%	0.70%		0.70%		0.68%
Net investment income, net of reimbursements and credits(6)	0.02%	0.02%	0.05%		1.18%		4.32%
Net investment income (loss), before reimbursements and credits(6)	(0.28)%	(0.23)%	(0.18)%		1.05%		4.19%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 0.23% and 0.97% for the fiscal years ended March 31, 2010 and 2009, respectively.
(6)	The impact on Net Assets due to any custody credits is less than 0.001%.
(7)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,976,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(8)	The net expense ratio includes the Participation Fee of approximately $2,325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND

Selected per share data	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	–	(1)	0.01		0.03
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–		–
Total from Investment Operations	–	–	–		0.01		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	–	(3)	(0.01)		(0.03)
Total Distributions Paid	–	–	–		(0.01)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.01%	0.02%	0.08%		1.26%		2.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,015,764	$6,688,741	$6,404,996		$10,170,902		$7,326,636
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.16%	0.29%	0.45	%(6)	0.57	%(7)	0.55%
Expenses, before reimbursements and credits(5)	0.48%	0.54%	0.70%		0.70%		0.68%
Net investment income, net of reimbursements and credits(5)	0.02%	0.03%	0.09%		1.17%		2.84%
Net investment income (loss), before reimbursements and credits(5)	(0.30)%	(0.22)%	(0.16)%		1.04%		2.71%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,450,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $1,707,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND

Selected per share data	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	–	(1)	0.01		0.04
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–		–
Total from Investment Operations	–	–	–		0.01		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	–	(3)	(0.01)		(0.04)
Total Distributions Paid	–	–	–		(0.01)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.01%	0.02%	0.01%		1.10%		4.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,351,140	$1,626,601	$1,445,539		$2,347,454		$1,833,602
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.12%	0.23%	0.32	%(6)	0.56	%(7)(8)	0.55	%(7)
Expenses, before reimbursements and credits(5)	0.49%	0.54%	0.71%		0.71%		0.70%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%		1.03%		3.94%
Net investment income (loss), before reimbursements and credits(5)	(0.36)%	(0.30)%	(0.38)%		0.88%		3.79%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes custodian credits of approximately $125,000 and $98,000 which represents 0.01% of average net assets for the fiscal years ended March 31, 2009 and 2008, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(8)	The net expense ratio includes the Participation Fee of approximately $383,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND

Selected per share data	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	–	(1)	0.01		0.04
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–		–
Total from Investment Operations	–	–	–		0.01		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	–	(3)	(0.01)		(0.04)
Total Distributions Paid	–	–	–		(0.01)		(0.04)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.01%	0.01%	0.01%		0.99%		4.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,436,678	$3,122,906	$3,411,618		$5,010,970		$2,374,557
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.09%	0.20%	0.31	%(6)	0.55	%(7)	0.55%
Expenses, before reimbursements and credits(5)	0.48%	0.55%	0.69%		0.70%		0.69%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%		0.73%		3.85%
Net investment income (loss), before reimbursements and credits(5)	(0.38)%	(0.34)%	(0.37)%		0.58%		3.71%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $539,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(7)	The net expense ratio includes the Participation Fee of approximately $635,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4%

California – 97.0%

ABAG Finance Authority For Nonprofit Corp. California COPS VRDB, Episcopal Homes Foundation, (Wells Fargo Bank N.A. LOC), 0.11%, 4/10/12	$10,800	$10,800

ABAG Finance Authority For Nonprofit Corp. California Multifamily Revenue Refunding VRDB, Housing Amber Court Apartments, Series A, (FNMA Gtd.), 0.17%, 4/10/12	6,600	6,600

Alameda County California IDA Revenue VRDB, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12	3,180	3,180

California Health Facilities Financing Authority Revenue VRDB, (Bank of Montreal LOC), 0.14%, 4/10/12	6,500	6,500

0.17%, 4/10/12	6,725	6,725

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Citibank N.A. LOC), 0.24%, 4/10/12	500	500

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica LOC), 0.20%, 4/10/12	11,800	11,800

California Infrastructure & Economic Development Bank Revenue VRDB, Southern California Public Radio Project, (JPMorgan Chase Bank N.A. LOC), 0.21%, 4/2/12	2,600	2,600

California Infrastructure & Economic Development Bank Revenue VRDB, SRI International, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12	8,215	8,215

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.17%, 4/10/12	3,625	3,625

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Mission Trail Waste, Series A, (Comerica LOC), 0.26%, 4/10/12	2,940	2,940

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

California Schools Cash Reserve Program Authority Revenue Notes, Series B, 2.00%, 6/1/12	$4,000	$4,010

Series E, 2.00%, 6/1/12	4,000	4,011

Series F, 2.00%, 6/1/12	4,000	4,011

California State G.O. VRDB, Series A-3, (Bank of Montreal LOC), 0.17%, 4/2/12	10,000	10,000

California State G.O. VRDB, Series C-4, (Citibank N.A. LOC), 0.19%, 4/10/12	9,100	9,100

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.18%, 4/10/12	7,000	7,000

California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series C-2, (JPMorgan Chase Bank N.A. LOC), 0.27%, 4/10/12 (1)	10,000	10,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, (FHLB of San Francisco LOC), 0.16%, 4/10/12	8,500	8,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC), 0.16%, 4/10/12	8,800	8,800

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC), 0.16%, 4/10/12	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.16%, 4/10/12	5,900	5,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC), 0.17%, 4/10/12	$8,785	$8,785

California Statewide Communities Development Authority Revenue VRDB, Series L, 0.18%, 4/10/12	9,300	9,300

California Statewide Communities Development Authority Revenue VRDB, Development at Robert Louis Stevenson, (U.S. Bancorp LOC), 0.15%, 4/10/12	6,500	6,500

California Statewide Communities Development Authority Revenue VRDB, Rady Children’s Hospital, Series D, (Wachovia Bank N.A. LOC), 0.16%, 4/2/12	20,100	20,100

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (BNP Paribas LOC), 0.16%, 4/10/12	3,500	3,500

California Statewide Communities Development Authority Revenue VRDB, Sweep Loan Program, Series A, (Citibank N.A. LOC), 0.15%, 4/10/12	4,500	4,500

California Statewide Communities Development Corp. COPS VRDB, Covenant Retirement Communities, (Bank of America N.A. LOC), 0.15%, 4/10/12	12,600	12,600

Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC Insured), 0.21%, 4/10/12	15,920	15,920

Castaic Lake Water Agency California Revenue COPS VRDB, 1994 Refunding Project, Series A, (Wells Fargo Bank N.A. LOC), 0.17%, 4/10/12	4,600	4,600

County of Riverside California Public Facilities COPS, Series A, (State Street Bank and Trust Co. LOC), 0.16%, 4/10/12	200	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

Daly City California Housing Financing Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA Gtd.), 0.16%, 4/10/12	$6,500	$6,500

Deutsche Bank Spears/Lifers Trust, Goldman Sachs G.O., Series DB-461, (Deutsche Bank A.G. Gtd.), 0.25%, 4/10/12 (1)	7,010	7,010

Fremont California COPS VRDB, Capital Improvements Financing Project, (Bank of Nova Scotia LOC), 0.17%, 4/10/12	8,600	8,600

Livermore California COPS VRDB, (U.S. Bank N.A. LOC), 0.17%, 4/10/12	2,360	2,360

Livermore California Multifamily Revenue Refunding VRDB, Diablo Vista Apartments, (FNMA LOC), 0.20%, 4/10/12	550	550

Los Angeles California Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC Gtd.), 0.16%, 4/10/12	21,650	21,650

Los Angeles California COPS VRDB, Kadima Hebrew Academy, Series A, (U.S. Bank N.A. LOC), 0.16%, 4/10/12	500	500

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Subseries A-2, 0.17%, 4/10/12	4,100	4,100

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Subseries A-8, 0.17%, 4/10/12	2,000	2,000

Los Angeles California Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.15%, 4/10/12	4,925	4,925

Los Angeles California G.O. TRANS, 2.50%, 4/30/12	2,500	2,504

Los Angeles California Multifamily Revenue Refunding VRDB, Mountainback, Series B, (FHLMC LOC), 0.17%, 4/10/12	8,240	8,240

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

Los Angeles County California G.O. TRANS, Series C, 2.50%, 6/29/12	$4,000	$4,020

Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Property A 1st Tier Senior, Series A1, 0.20%, 4/10/12	8,000	8,000

Nuveen California Dividend Advantage Municipal Fund VRDP, 0.39%, 4/10/12 (1)	10,000	10,000

Nuveen Insured California Dividend Advantage Municipal Fund VRDP, 0.39%, 4/10/12 (1)	10,000	10,000

Orange County California Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Series I, (FNMA Gtd.), 0.16%, 4/10/12	6,400	6,400

Riverside County California COPS VRDB, Aces-Riverside County Public Facilities, Series B, (State Street Bank and Trust Co. LOC), 0.15%, 4/10/12	5,350	5,350

Series C, (State Street Bank and Trust Co. LOC), 0.15%, 4/10/12	1,300	1,300

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Seasons of Winter, Series C-2, (FHLMC Gtd.), 0.16%, 4/10/12	7,000	7,000

Sacramento County Sanitation Districts Financing Authority Revenue Refunding VRDB, Series E, (U.S. Bank N.A. LOC), 0.16%, 4/10/12	7,900	7,900

San Bernardino County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Alta Loma Heritage, Series A, (FHLB of San Francisco LOC), 0.15%, 4/10/12	7,264	7,264

San Bernardino County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Montclair Heritage, Series A, (FHLB of San Francisco LOC), 0.15%, 4/10/12	3,720	3,720

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

San Bernardino County California Multifamily Revenue Refunding VRDB, Housing Mortgage Mountain View, Series A, (FNMA LOC), 0.17%, 4/10/12	$7,110	$7,110

San Francisco California City & County Finance Corp. Revenue Refunding VRDB, Moscone Center, Series 2008-1, (Bank of America N.A. LOC), 0.20%, 4/10/12	1,365	1,365

San Francisco California City & County Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC Insured), 0.16%, 4/10/12	4,200	4,200

San Francisco City & County Airports Commission International Airport Revenue Refunding VRDB, Series 37C, (Union Bank N.A. LOC), 0.16%, 4/10/12	10,000	10,000

Santa Clara County California Housing Authority Multifamily Housing Revenue VRDB, Fountains Project, Series A, (Citibank N.A. LOC), 0.20%, 4/10/12	2,100	2,100

Santa Clara County-El Camino California Hospital District Facilities Authority Revenue VRDB, Series B, Valley Medical Center Project, (State Street Bank and Trust Co. LOC), 0.16%, 4/10/12	500	500

Sonoma Marine Area Rail Transportation District Measure Q Sales and Use Tax Revenue VRDB, Series A, (U.S. Treasury Credit Agreement), 1.00%, 1/10/13	4,000	4,009

Southern California Public Power Authority Revenue VRDB, Natural Gas Project, (Citibank N.A. LOC), 0.22%, 4/10/12	6,000	6,000

Sunnyvale California COPS Refunding VRDB, Government Center Site, Series A, (Union Bank N.A. LOC), 0.20%, 4/10/12	2,800	2,800

Tahoe Forest California Hospital District Revenue VRDB, Health Facilities, (U.S. Bank N.A. LOC), 0.20%, 4/2/12	1,620	1,620

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.4% – continued

California – 97.0% – continued

Torrance California Revenue VRDB, Torrance Memorial Medical Center, Series B, (Citibank N.A. LOC), 0.21%, 4/10/12	$8,600	$8,600
		414,019

Florida – 2.4%

Orange County Florida Multifamily Housing Finance Authority Revenue Refunding VRDB, Heather Glen, Series E, (FNMA Insured), 0.17%, 4/10/12	10,000	10,000
Total Municipal Investments
(Cost $424,019)		424,019

Total Investments – 99.4%
(Cost $424,019) (2)		424,019
Other Assets less Liabilities – 0.6%		2,679
NET ASSETS – 100.0%		$426,698

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	The cost for federal income tax purposes was $424,019.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	12.3%
Educational Services	7.9
Executive, Legislative and General Government	11.0
Health Services and Residential Care	8.9
General Medical and Surgical Hospitals	11.9
Urban and Community Development, Housing Programs and Social Services	32.5
All other sectors less than 5%	15.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the California Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by California Municipal Money Market Fund	$ –	$424,019 (1)	$ –	$424,019

(1) Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.0%

Non-U.S. Depository Institutions – 23.9%

Australia and New Zealand Bank, 0.50%, 5/16/12, FRCD	$32,445	$32,445

0.19%, 6/22/12	22,000	22,000

Bank of Montreal, 0.19%, 4/18/12	34,775	34,775

Bank of Montreal, Chicago Branch, 0.18%, 5/1/12	59,615	59,615

Bank of Nova Scotia, Houston, 0.18%, 4/18/12	78,090	78,090

0.55%, 4/27/12, FRCD	45,000	45,000

Bank Tokyo - Mitsubishi UFJ Financial Group, Inc., 0.17%, 4/2/12	51,400	51,400

0.18%, 4/10/12	26,900	26,900

Canadian Imperial Bank of Commerce, New York, 0.16%, 4/20/12	34,655	34,655

Commonwealth Bank of Australia, 0.18%, 5/8/12	31,185	31,185

Commonwealth Bank of Australia, London, 0.20%, 4/17/12	29,840	29,840

0.19%, 4/27/12	75,000	75,000

0.20%, 5/10/12	54,620	54,620

Credit Suisse, New York, 0.32%, 6/22/12	107,700	107,700

Den Norske Bank ASA, New York, 0.28%, 6/22/12	38,805	38,805

Den Norske Bank PLC, London Branch, 0.28%, 6/27/12	39,285	39,285

Deutsche Bank A.G., 0.43%, 7/2/12	41,850	41,850

Deutsche Bank A.G., New York Branch, 0.42%, 6/25/12	75,535	75,535

HSBC Holdings PLC, Paris Branch, 0.25%, 4/2/12	158,115	158,115

National Australia Bank, 0.40%, 8/21/12	30,600	30,600

0.39%, 9/4/12	45,725	45,726

0.38%, 9/17/12	77,015	77,015

National Australia Bank, London, 0.19%, 4/23/12	31,180	31,180

National Australia Bank, New York, 0.59%, 4/16/12, FRCD	37,590	37,590

Rabobank Nederland N.V., 0.31%, 6/22/12	45,000	45,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.0% – continued

Non-U.S. Depository Institutions – 23.9% – continued

0.28%, 6/27/12	$92,780	$92,780

Rabobank Nederland N.V., New York, 0.34%, 4/2/12, FRCD	15,000	15,000

0.32%, 4/20/12, FRCD	45,000	45,000

Rabobank Nederland N.V., New York Branch, 0.28%, 7/2/12	55,065	55,065

Royal Bank of Canada, New York, 0.59%, 4/9/12, FRCD	31,155	31,155

Skandinaviska Enskildabanken AB, New York, 0.52%, 6/28/12	39,285	39,285

0.52%, 6/29/12	39,485	39,485

Westpac Banking Corp., New York, 0.32%, 4/13/12, FRCD	15,000	15,000

0.26%, 4/23/12, FRCD	70,000	70,000

0.33%, 4/30/12, FRCD	35,000	35,000
		1,741,696

U.S. Depository Institutions – 1.1%

Chase Bank USA N.A., 0.18%, 6/26/12	76,035	76,035
Total Certificates of Deposit
(Cost $1,817,731)		1,817,731

COMMERCIAL PAPER – 8.9%

Foreign Agency and Regional Governments – 3.2%

Caisse Damortissement De La Dette, 0.54%, 5/3/12	25,000	25,000

0.49%, 6/4/12	25,000	25,000

Caisse Des Depots Et Consignations, 0.22%, 4/27/12	47,040	47,032

KFW, 0.26%, 4/16/12	47,170	47,165

0.27%, 4/26/12	30,940	30,934

0.25%, 5/3/12	7,735	7,733

0.26%, 5/3/12	37,260	37,251

0.23%, 6/18/12	12,955	12,949
		233,064

Multi-Seller Conduits – 3.1%

Alpine Securitization, 0.19%, 5/2/12	21,460	21,456

Gotham Funding, 0.20%, 4/30/12	11,910	11,908

0.20%, 5/1/12	22,835	22,831

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 8.9% – continued

Multi-Seller Conduits – 3.1% – continued

Kells Funding LLC, 0.47%, 4/20/12	$28,445	$28,438

0.47%, 4/26/12	16,255	16,250

0.54%, 5/9/12	16,170	16,161

0.55%, 5/9/12	16,170	16,161

0.46%, 6/18/12	7,810	7,802

Regency Markets Number 1 LLC, 0.21%, 4/25/12	20,735	20,732

0.21%, 5/2/12	10,415	10,413

Victory Receivables Corp.,

0.20%, 4/26/12	29,350	29,346

0.20%, 5/1/12	15,965	15,962

0.20%, 5/4/12	7,885	7,884
		225,344

Non-Depository Personal Credit – 0.5%

General Electric Capital Corp., 0.19%, 5/15/12	38,560	38,551

Non-U.S. Depository Institutions – 1.4%

Australia and New Zealand Bank, 0.20%, 5/2/12	22,690	22,686

0.34%, 9/4/12	22,805	22,772

Commonwealth Bank of Australia, 0.55%, 4/30/12	2,000	2,000

0.50%, 5/25/12	25,000	25,000

0.34%, 9/6/12	11,400	11,383

Oversea-Chinese Banking Corp., 0.31%, 6/14/12	15,280	15,270
		99,111

Supranational – 0.7%

European Investment Bank, 0.61%, 5/11/12	10,000	9,993

0.40%, 10/1/12	39,530	39,450

		49,443
Total Commercial Paper
(Cost $645,513)		645,513

CORPORATE NOTES / BONDS – 4.4%

Foreign Agency and Regional Governments – 1.9%

Bank of Nederlandse Gemeenten, 0.64%, 5/25/12, FRN (1) (2)	50,000	50,000

Eksportfinans A.S., 0.30%, 4/24/12, FRN (3)	7,800	7,800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES / BONDS – 4.4% – continued

Foreign Agency and Regional Governments – 1.9% – continued

Export Development Canada, 0.42%, 2/5/13 (1)	$47,235	$47,235

Network Rail Infrastructure Finance PLC, Government Gtd., 0.60%, 5/8/12, FRN (1) (2)	12,250	12,250

0.52%, 10/12/12 (1) (2)	20,000	20,000
		137,285

Non-U.S. Bank - Non-U.S. Government – 0.1%

Lloyds TSB Bank PLC, Government Gtd.,

1.58%, 4/2/12, FRN (1)	10,000	10,000

Non-U.S. Depository Institutions – 0.4%

Australia and New Zealand Bank, 0.78%, 4/10/12, FRN	6,360	6,366

Royal Bank of Scotland PLC, Government Gtd., 2.63%, 5/11/12 (1)	24,445	24,505
		30,871

Supranational – 1.2%

International Bank for Reconstruction & Development, 0.28%, 4/1/12, FRN	85,000	85,000

U.S. Depository Institutions – 0.8%

Bank of America Corp., FDIC Gtd.,

2.10%, 4/30/12 (4)	57,000	57,078
Total Corporate Notes/Bonds
(Cost $320,234)		320,234

EURODOLLAR TIME DEPOSITS –16.7%

Non-U.S. Depository Institutions –12.0%

Bank of Nederlandse Gemeenten, 0.29%, 4/23/12	43,430	43,430

Bank of Nova Scotia, Toronto Branch, 0.09%, 4/2/12	72,730	72,730

Barclays Bank PLC, London Branch, 0.10%, 4/2/12	350,000	350,000

Den Norske Bank PLC, Oslo Branch, 0.12%, 4/2/12	152,740	152,740

Svenska Handelsbanken, Cayman Islands, 0.09%, 4/2/12	250,000	250,000
		868,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 16.7% – continued

U.S. Depository Institutions – 4.7%

Citibank N.A., Bahamas Branch, 0.12%, 4/2/12	$345,000	$345,000
Total Eurodollar Time Deposits
(Cost $1,213,900)		1,213,900

U.S. GOVERNMENT AGENCIES - 15.9% (5)

Federal Farm Credit Bank – 2.0%
FFCB FRN, 0.35%, 4/1/12	10,000	9,998
0.26%, 4/12/12	31,500	31,531
0.23%, 4/19/12	15,000	15,010
0.18%, 4/20/12	35,000	34,984
0.27%, 4/20/12	32,000	31,997
0.10%, 4/27/12	25,000	24,998
		148,518

Federal Home Loan Bank – 6.4%
FHLB Bonds, 0.30%, 4/4/12	75,000	75,000
0.35%, 4/30/12	1,875	1,875
0.15%, 5/1/12	20,000	19,999
0.16%, 8/17/12	33,200	33,204
0.35%, 10/3/12	5,250	5,250
0.35%, 11/13/12	13,250	13,250
0.35%, 11/16/12	10,000	10,000
0.30%, 12/11/12	20,000	20,000
0.17%, 2/11/13	19,055	19,051
0.25%, 2/28/13	25,000	25,000
FHLB FRN, 0.29%, 4/1/12	45,000	44,992
0.30%, 4/1/12	40,000	40,000
0.31%, 4/1/12	90,000	89,995
0.32%, 4/1/12	15,000	14,999
0.19%, 4/26/12	15,000	15,009
0.20%, 4/27/12	35,000	35,000
		462,624

Federal Home Loan Mortgage Corporation – 5.4%
FHLMC Discount Note, 0.09%, 9/12/12	35,000	34,986
FHLMC FRN, 0.30%, 4/1/12	20,000	19,993
0.18%, 4/2/12	20,000	20,007
0.19%, 4/3/12	10,000	9,997

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 15.9% (5) – continued

Federal Home Loan Mortgage Corporation – 5.4% – continued
0.19%, 4/4/12	$65,000	$64,972
0.19%, 4/6/12	25,000	25,004
0.19%, 4/17/12	192,000	191,958
0.20%, 4/21/12	25,000	24,989
		391,906

Federal National Mortgage Association – 2.1%
FNMA Discount Note, 0.06%, 6/25/12	30,000	29,996
FNMA FRN, 0.37%, 4/1/12	15,000	14,995
0.23%, 4/12/12	15,000	14,994
0.26%, 4/23/12	95,000	95,018
		155,003
Total U.S. Government Agencies
(Cost $1,158,051)		1,158,051

U.S. GOVERNMENT OBLIGATIONS – 16.6%

U.S. Treasury Bills – 5.9%
0.06%, 7/12/12	30,000	29,995
0.08%, 8/2/12	75,000	74,980
0.10%, 8/9/12	100,000	99,964
0.14%, 8/16/12	96,525	96,475
0.09%, 8/23/12	65,000	64,977
0.15%, 9/20/12	25,000	24,982
0.11%, 12/13/12	20,000	19,985
0.20%, 3/7/13	20,000	19,963
		431,321

U.S. Treasury Notes – 10.7%
1.00%, 4/30/12	25,000	25,014
1.38%, 5/15/12	40,000	40,063
1.88%, 6/15/12	83,000	83,301
0.63%, 6/30/12	45,000	45,061
1.50%, 7/15/12	33,000	33,131
0.63%, 7/31/12	50,000	50,080
4.63%, 7/31/12	157,035	159,363
1.75%, 8/15/12	84,600	85,100
4.13%, 8/31/12	72,500	73,696
1.38%, 9/15/12	30,000	30,173
3.88%, 10/31/12	50,000	51,079

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 16.6% – continued

U.S. Treasury Notes – 10.7% – continued

1.38%, 1/15/13	$60,375	$60,945

0.63%, 2/28/13	42,910	43,084
		780,090
Total U.S. Government Obligations
(Cost $1,211,411)		1,211,411

Investments, at Amortized Cost
($6,366,840)		6,366,840

REPURCHASE AGREEMENTS – 13.2%

Joint Repurchase Agreements – 0.8% (6)
Bank of America Securities LLC, dated 3/30/12, repurchase price $13,687 0.12%, 4/2/12	13,687	13,687
Morgan Stanley & Co., Inc., dated 3/30/12, repurchase price $13,688 0.08%, 4/2/12	13,688	13,688
Societe Generale, New York Branch, dated 3/30/12, repurchase price $13,688 0.10%, 4/2/12	13,688	13,688
UBS Securities LLC, dated 3/30/12, repurchase price $20,531 0.05%, 4/2/12	20,531	20,531
		61,594

Repurchase Agreements – 12.4% (7)
Bank of America N.A., dated 3/30/12, repurchase price $390,005 0.15%, 4/2/12	390,000	390,000
Citigroup Global Markets, dated 3/30/12, repurchase price $310,004 0.15%, 4/2/12	310,000	310,000
Deutsche Bank Securities, dated 3/26/12, repurchase price $100,003 0.16%, 4/2/12	100,000	100,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 13.2% – continued

Repurchase Agreements – 12.4%(7) – continued
JPMorgan Securities LLC, dated 3/30/12, repurchase price $100,000 0.05%, 4/2/12	$100,000	$100,000
		900,000
Total Repurchase Agreements
(Cost $961,594)		961,594

Total Investments – 100.7%
(Cost $7,328,434) (8)		7,328,434
Liabilities less Other Assets – (0.7)%		(52,088)
NET ASSETS – 100.0%		$7,276,346

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $82,250,000 or 1.1% of net assets. Additional information on these restricted illiquid securities are as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	AQUISITION COST (000s)
Bank of Nederlandse Gemeenten, 0.64%, 5/25/12	8/18/11	$50,000
Network Rail Infrastructure Finance PLC, 0.60%, 5/8/12	2/2/12	12,250
Network Rail Infrastructure Finance PLC, 0.52%, 10/12/12	10/4/11	20,000

(3)	The security is not an Eligible Security (as defined in Rule 2a-7 under the Investment Company Act of 1940) since it was downgraded by Moody’s on November 22, 2011. The Fund’s Board of Trustees determined that it was not in the best interest of the Fund to dispose of the security.
(4)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.
(5)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$14,511	3.63% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$48,179	0.38% – 4.25%	8/31/12 – 11/15/20

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$ 81,294	2.72% – 5.00%	4/1/22 – 3/1/42
FNMA	$260,059	3.00% – 7.00%	12/1/20 – 1/1/42
GNMA	$483,034	4.00% – 5.50%	9/20/33 – 3/20/42
U.S. Treasury Notes	$102,002	2.50% – 2.63%	12/31/14 – 3/31/15

(8)	The cost for federal income tax purposes was $7,328,434.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2012.

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund	$–	$7,328,434 (1)	$–	$7,328,434

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0%

Alabama – 1.1%

Chatom Alabama IDB Gulf Opportunity Zone VRDB, Powersouth Energy Cooperative, (National Rural Utilities Cooperative Finance Corp. LOC), 0.34%, 4/10/12	$20,000	$20,000

Dothan Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (Wells Fargo Bank N.A. LOC), 0.20%, 4/10/12	12,000	12,000

Eclipse Funding Trust Revenue VRDB, Solar Eclipse Mobile, Series 2006-0109 (U.S. Bank N.A. LOC), 0.19%, 4/2/12	14,980	14,980

Washington County Alabama IDA Revenue VRDB, Bay Gas Storage Co. Ltd., Project, (UBS A.G. LOC), 0.20%, 4/10/12	9,165	9,165

West Jefferson County Alabama IDB PCR Refunding Bonds, Alabama Power Co. Project, 0.19%, 4/10/12	24,000	24,000
		80,145

Alaska – 0.5%

Alaska State Housing Finance Corp. Revenue VRDB, Series C, Capital Project, 0.15%, 4/10/12	25,000	25,000

Eclipse Funding Trust VRDB, Solar Eclipse, Alaska, 2007-0028, (U.S. Bank N.A. LOC), 0.19%, 4/2/12 (1)	7,790	7,790
		32,790

Arizona – 1.9%

Apache County Arizona IDA PCR Refunding VRDB, Tucson Electric Power, Series A (U.S. Bancorp LOC), 0.16%, 4/10/12	25,425	25,425

Arizona Health Facilities Authority Revenue VRDB, Royal Oaks Life Care Community Senior Living, (Bank of America N.A. LOC), 0.20%, 4/10/12	8,275	8,275

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project, (Bank of America N.A. LOC), 0.20%, 4/10/12	15,415	15,415

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Arizona – 1.9% – continued

Phoenix Arizona IDA Multifamily Housing Revenue Refunding VRDB, Southwest Village Apartments Project, (FNMA Gtd.), 0.17%, 4/10/12	$9,900	$9,900

Phoenix Arizona IDA Student Housing Revenue VRDB, (Wells Fargo & Co. Gtd.), 0.19%, 4/10/12 (1)	16,450	16,450

Pima County Arizona IDA Multifamily Housing Revenue Refunding VRDB, Eastside Place Apartments Project, (FNMA LOC), 0.17%, 4/10/12	6,790	6,790

Salt River Project Arizona Agriculture Improvement & Power District Electrical Systems Revenue VRDB, Salt River Project, 0.19%, 4/10/12 (1)	8,700	8,700

Tucson Arizona IDA VRDB, Family Housing Resource Projects, Series A (FNMA LOC), 0.18%, 4/10/12	16,720	16,720

Yuma Arizona IDA Hospital Revenue VRDB, Yuma Regional Medical Center, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12 (1)	23,400	23,400
		131,075

California – 5.9%

ABAG Finance Authority for Non Profit Corps of California Revenue VRDB, Sharp Healthcare, (Citibank N.A. LOC), 0.22%, 4/10/12	11,000	11,000

ABAG Finance Authority for Non Profit Corps Revenue VRDB, Eskaton Village Placerville, (Bank of America N.A. LOC), 0.32%, 4/10/12	11,550	11,550

California Infrastructure & Economic Development Bank Revenue VRDB, SRI International, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12	290	290

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.17%, 4/10/12	12,480	12,480

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

California – 5.9% – continued

California State G.O. VRDB, Series D (Bank of America N.A. LOC), 0.20%, 4/10/12	$25,000	$25,000

California State G.O. VRDB, Series C-4, (Citibank N.A. LOC), 0.19%, 4/10/12	1,650	1,650

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.18%, 4/10/12	57,700	57,700

California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series C-2 (JPMorgan Chase Bank N.A. LOC), 0.27%, 4/10/12 (1)	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A (FHLB of San Francisco LOC), 0.16%, 4/10/12	6,000	6,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A (FHLB of San Francisco LOC), 0.16%, 4/10/12	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, (FHLB of San Francisco LOC), 0.16%, 4/10/12	7,000	7,000

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (BNP Paribas LOC), 0.16%, 4/10/12	6,100	6,100

California Statewide Communities Development Corp. COPS VRDB, Covenant Retirement Communities, (Bank of America N.A. LOC), 0.15%, 4/10/12	3,500	3,500

City of Irvine California, District 85-71, Improvement Bond Act 1915 Special Assessment, Limited Obligation, Series A, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.16%, 4/2/12	11,455	11,455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

California – 5.9% – continued

Corona California Multifamily Housing Revenue Refunding VRDB, Country Hills Project, (FHLMC Gtd.), 0.16%, 4/10/12	$6,955	$6,955

County of Santa Clara California Multifamily Housing Revenue Refunding VRDB, Briarwood Apartments, (FNMA LOC), 0.17%, 4/10/12	4,200	4,200

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-458, (Deutsche Bank A.G. Gtd.), 0.25%, 4/10/12 (1)	11,510	11,510

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-461, (Deutsche Bank A.G. Gtd.), 0.25%, 4/10/12 (1)	5,000	5,000

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Series 637 (Deutsche Bank A.G. LOC), 0.26%, 4/10/12 (1)	13,988	13,988

Eclipse Funding Trust, Tax Allocation, Series 2006-0044, Solar Eclipse, San Marcos, (U.S. Bank N.A. LOC), 0.14%, 4/2/12 (1)	3,890	3,890

Foothill De Anza California Community College District G.O., (Wells Fargo & Co. Gtd.), 0.19%, 4/10/12 (1)	21,240	21,240

Fresno California Multifamily Housing Revenue Refunding VRDB, Series A (FNMA LOC), 0.16%, 4/10/12	18,400	18,400

Loma Linda California Hospital Revenue VRDB, Series B-1, Loma Linda University Medical, (Union Bank N.A. LOC), 0.15%, 4/10/12	10,000	10,000

Los Angeles California Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC Gtd.), 0.16%, 4/10/12	3,000	3,000

Los Angeles California COPS VRDB, Kadima Hebrew Academy, Series A (U.S. Bank N.A. LOC), 0.16%, 4/10/12	1,300	1,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

California – 5.9% – continued

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-2 0.17%, 4/10/12	$19,600	$19,600

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8 0.17%, 4/10/12	9,930	9,930

Los Angeles California G.O. TRANS, 2.50%, 4/30/12	3,200	3,206

Los Angeles California Multifamily Housing Revenue VRDB, Masselin Manor, (Bank of America N.A. LOC), 0.31%, 4/10/12	2,000	2,000

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series A-2, 0.17%, 4/10/12	53,400	53,400

Metropolitan Water District Southern California Waterworks Revenue VRDB, Series C-1 0.18%, 4/10/12	25,225	25,225

Orange County California Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Series I (FNMA Gtd.), 0.16%, 4/10/12	8,160	8,160

Sacramento County California Multifamily Housing Authority Revenue Refunding VRDB, Ashford, Series D, (FNMA Insured), 0.16%, 4/10/12	6,000	6,000

Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon Corp. LOC), 0.19%, 4/10/12	18,270	18,270

Sonoma Marine Area Rail Transportation District Measure Q Sales Tax Revenue VRDB, Sales and Use Tax, (U.S. Treasury Credit Agreement), 1.00%, 1/10/13	6,000	6,013
		415,012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Colorado – 2.3%

Arapahoe County Colorado Multifamily Housing Revenue Refunding VRDB, Hunters Run, (FHLMC LOC), 0.18%, 4/10/12	$9,330	$9,330

Colorado Educational & Cultural Facilities Authority Revenue Refunding VRDB, Nampa Christian Schools, (U.S. Bank N.A. LOC), 0.18%, 4/10/12	4,495	4,495

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.15%, 4/10/12	660	660

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bethany Lutheran School Project, Series A-2 (U.S. Bank N.A. LOC), 0.15%, 4/10/12	3,435	3,435

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Cole Valley Christian Schools, (U.S. Bank N.A. LOC), 0.15%, 4/10/12	4,675	4,675

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Immanuel Lutheran School Project, (Bank of America N.A. LOC), 0.19%, 4/2/12	340	340

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	11,700	11,700

Colorado Health Facilities Authority Revenue VRDB, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	12,075	12,075

Colorado Health Facilities Authority Revenue VRDB, Senior Living Facilities Eaton Terrace, Series A (U.S. Bank N.A. LOC), 0.15%, 4/10/12	3,185	3,185

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series A3 0.18%, 4/10/12	10,810	10,810

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Colorado – 2.3% – continued

Colorado Springs Colorado Utilities Revenue VRDB, Systems Improvement, Series A 0.18%, 4/10/12	$19,670	$19,670

Colorado State Education Loan Program TRANS, Series A, 2.00%, 6/29/12	71,000	71,328

Fitzsimons Redevelopment Authority Colorado Revenue VRDB, University Physicians, Inc., (U.S. Bancorp LOC), 0.19%, 4/10/12	12,725	12,725
		164,428

Connecticut – 0.6%

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Pierce Memorial Baptist Home, Series A (Bank of America N.A. LOC), 0.18%, 4/10/12	5,890	5,890

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Kent School, Series E (Bank of America N.A. LOC), 0.25%, 4/10/12	5,655	5,655

Connecticut State Health & Educational Facility Authority, Variable Rate Obligation, 0.10%, 5/11/12	13,600	13,599

Wells Fargo Stage Trust G.O., Floaters Certificates Series 89-C, 0.19%, 4/10/12 (1)	20,985	20,985
		46,129

District of Columbia – 0.2%

District of Columbia Revenue Bond, Henry J. Kaiser Foundation, 0.22%, 4/10/12	10,100	10,100

District of Columbia Revenue VRDB, D.C. Preparatory Academy, (M&T Bank Corp. LOC), 0.24%, 4/10/12	4,980	4,980
		15,080

Florida – 7.2%

Alachua County Florida Health Facilities Authority Continuing Care Revenue VRDB, Oak Hammock University Florida Project, Series A (Bank of Scotland PLC LOC), 0.21%, 4/2/12	2,900	2,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Florida – 7.2% – continued

Atlantic Beach Florida Health Care Facilities Revenue VRDB, Fleet Landing Project, (Wachovia Bank N.A. LOC), 0.30%, 4/10/12	$7,600	$7,600

Broward County Florida Revenue VRDB, Maimonides Shalom Academy, (Comerica LOC), 0.20%, 4/10/12	9,285	9,285

Capital Trust Agency Florida Housing Revenue VRDB, Atlantic Housing Foundation, Series A (FNMA LOC), 0.19%, 4/10/12	10,700	10,700

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue VRDB, Series DB-487 (Deutsche Bank A.G. LOC), 0.25%, 4/10/12 (1)	14,040	14,040

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue VRDB, Series DBE-538, (Deutsche Bank A.G. Gtd.), 0.25%, 4/10/12 (1)	15,315	15,315

Eclipse Funding Trust Revenue Bonds, 2007-0045 Solar Eclipse Miami, (U.S. Bank N.A. LOC), 0.19%, 4/2/12 (1)	10,000	10,000

Eclipse Funding Trust, COPS, Series 2007-0035, Solar Eclipse, South, (U.S. Bank N.A. LOC), 0.14%, 4/10/12 (1)	35,000	35,000

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc., Series B (Bank of America N.A. LOC), 0.14%, 4/2/12	15,280	15,280

Florida Housing Finance Agency Revenue Bonds, Multi-Lakes of Northdale, (FNMA Gtd.), 0.19%, 4/10/12	9,610	9,610

Florida Housing Finance Agency Revenue VRDB, (FNMA Insured), 0.18%, 4/10/12	8,500	8,500

Florida Housing Finance Corp. Multifamily Housing Revenue Refunding VRDB, Island Club Apartments, Series J-A (FHLMC Gtd.), 0.19%, 4/10/12	5,940	5,940

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Florida – 7.2% – continued

Florida Housing Finance Corp. Multifamily Revenue VRDB, Mortgage Monterey Lake, Series C (FHLMC LOC), 0.19%, 4/10/12	$5,815	$5,815

Florida State Board of Education Public Education G.O. Refunding Bonds, Capital Outlay, Series A 0.19%, 4/10/12 (1)	7,000	7,000

Highlands County Florida Health Facilities Authority Revenue VRDB, Series E-1-A (U.S. Bank N.A. LOC), 0.15%, 4/10/12	10,550	10,550

Highlands County Florida Health Facilities Authority Revenue VRDB, Hospital Adventist Health Systems, Series B (Harris Bankcorp, Inc. LOC), 0.16%, 4/10/12	18,945	18,945

Series I 0.15%, 4/10/12	10,000	10,000

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health (Bank of America N.A. LOC), 0.17%, 4/10/12	46,625	46,625

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding VRDB, Methodist, (TD Banknorth, Inc. LOC), 0.18%, 4/2/12	5,840	5,840

Jacksonville Electric Authority Electric System Revenue Bonds, Series D 0.19%, 4/2/12	500	500

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2 0.18%, 4/10/12	11,400	11,400

Jacksonville Florida Transportation Revenue VRDB, Series B (Wachovia Bank N.A. LOC), 0.20%, 4/10/12	47,200	47,200

JEA Florida Water & Sewer Systems Revenue VRDB, Sub-Series B-1 0.18%, 4/10/12	9,300	9,300

JEA Revenue Bonds, Series F-1, 0.19%, 4/26/12	18,750	18,750

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Florida – 7.2% – continued

JEA Water & Sewer System Revenue VRDB, Sub Series A-1, 0.19%, 4/2/12	$13,400	$13,400

Miami-Dade County Florida Educational Facilities Authority Revenue Bonds, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12 (1)	15,115	15,115

Orange County Florida Health Facilities Authority Revenue VRDB, Adventist Health Systems, (Adventist Health System/Sunbelt LOC), 0.14%, 4/10/12	9,600	9,600

Orange County Florida Health Facilities Authority Revenue VRDB, Adventist Long Term Care, (PNC Bancorp, Inc. LOC), 0.17%, 4/10/12	4,075	4,075

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, Series E (Branch Banking and Trust Co. LOC), 0.17%, 4/10/12	4,500	4,500

Orange County Florida Housing Financial Authority Multifamily Housing Revenue Refunding Bonds, Post Lake Apartments Project, (FNMA Insured), 0.18%, 4/10/12	28,000	28,000

Orlando & Orange County Florida Expressway Authority Revenue VRDB, Series D (Barclays PLC LOC), 0.20%, 4/10/12	3,000	3,000

Sunshine State Governmental Financing Commission Florida Revenue VRDB, Miami Dade County Program, (JPMorgan Chase Bank N.A. LOC), 0.20%, 4/10/12	62,000	62,000

Sunshine State Governmental Financing Community Florida Revenue VRDB, Miami-Dade County Program, (JPMorgan Chase Bank N.A. LOC), 0.20%, 4/10/12	6,525	6,525

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Florida – 7.2% – continued

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep NV LOC), 0.15%, 4/10/12	$22,790	$22,790
		505,100

Georgia – 2.2%

Clayton County Georgia Multifamily Housing Authority Revenue VRDB, Rivers Edge Development, (FHLMC Gtd.), 0.19%, 4/10/12	3,960	3,960

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Brook Project, (FNMA Gtd.), 0.18%, 4/10/12	4,300	4,300

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Walk Project, (FNMA Collateralized) 0.18%, 4/10/12	14,900	14,900

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.19%, 4/10/12	4,200	4,200

Fulton County Georgia Residential Care Facilities for the Elderly Authority Revenue VRDB, First Mortgage, Lenbrook Project, (Bank of Scotland PLC LOC), 0.21%, 4/10/12	2,845	2,845

Gainesville & Hall County Development Authority Revenue VRDB, Senior Living Facilities, Lanier Village, Series B (TD Banknorth, Inc. LOC), 0.14%, 4/2/12	29,400	29,400

Gwinnett County Development Authority Revenue VRDB, NIHAN Hospitality LLC Series E (U.S. Bank N.A. LOC), 0.16%, 4/10/12	4,800	4,800

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Post Corners Project, (FNMA Gtd.), 0.18%, 4/10/12	7,360	7,360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Georgia – 2.2% – continued

Main Street National Gas, Inc. Georgia Gas Project Revenue VRDB, Series A 0.19%, 4/10/12	$54,900	$54,900

Marietta Georgia Multifamily Housing Authority Revenue Refunding Bonds, Wood Glen, (FHLMC Insured), 0.19%, 4/10/12	6,000	6,000

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Azalea Park Apartments, (FNMA Insured), 0.20%, 4/10/12	5,400	5,400

Smyrna Georgia Multifamily Housing Authority Revenue VRDB, Gardens Post Village Project, (FNMA Gtd.), 0.16%, 4/10/12	11,200	11,200

Smyrna Georgia Multifamily Housing Authority Revenue VRDB, Hills of Post Village Project, Series B (FNMA Gtd.), 0.16%, 4/10/12	4,400	4,400
		153,665

Idaho – 0.3%

Idaho Health Facilities Authority Revenue VRDB, St. Lukes Health Systems Project, Series B (Harris Bankcorp, Inc. LOC), 0.18%, 4/10/12	12,400	12,400

Idaho Health Facilities Authority Revenue VRDB, St. Lukes Health Systems Project, Series A, (Wells Fargo Bank N.A. LOC), 0.20%, 4/10/12	8,100	8,100
		20,500

Illinois – 5.3%

BB&T Municipal Trust G.O. Revenue VRDB, (Branch Banking and Trust Co. LOC), 0.20%, 4/10/12 (1)	16,670	16,670

Chicago Illinois G.O. Refunding VRDB, Series D-1 (Bank of Montreal LOC), 0.17%, 4/2/12	5,300	5,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Illinois – 5.3% – continued

Chicago Illinois G.O. VRDB, Neighborhoods Alive 21, Series 21-B-3 (Bank of America N.A. LOC), 0.26%, 4/2/12	$39,500	$39,500

Series 21-B-4 (Bank of New York Mellon Corp. LOC), 0.19%, 4/2/12	24,740	24,740

Chicago Illinois Water Revenue VRDB, Subseries 04-3 (State Street Bank and Trust Co. LOC), 0.18%, 4/10/12	3,160	3,160

County of DuPage Illinois Educational Facilities Revenue VRDB, Benedictine University, Series B (U.S. Bank N.A. LOC), 0.15%, 4/10/12	2,607	2,607

County of DuPage Illinois Educational Facilities Revenue VRDB, Benedictine University, Series A (U.S. Bank N.A. LOC), 0.15%, 4/10/12	3,838	3,838

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears G.O., (Deutsche Bank A.G. Gtd.), 0.19%, 4/10/12 (1)	7,049	7,049

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears Revenue Bonds, Series DBE-660 (Deutsche Bank A.G. Gtd.), 0.26%, 4/10/12 (1)	9,136	9,136

Illinois Development Finance Authority IDR VRDB, Institution Gas Technology Project, (Harris Bankcorp, Inc. LOC), 0.20%, 4/10/12	1,200	1,200

Illinois Development Finance Authority IDR VRDB, United Methodist Homes, Series A (Harris Bankcorp, Inc. LOC), 0.20%, 4/10/12	1,335	1,335

Illinois Development Finance Authority Revenue VRDB, Carmel High School Project, (Bank of America N.A. LOC), 0.33%, 4/10/12	6,500	6,500

Illinois Development Finance Authority Revenue VRDB, Jewish Council Youth Services, Series B (Harris Bankcorp, Inc. LOC), 0.20%, 4/10/12	2,640	2,640

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Illinois – 5.3% – continued

Illinois Development Finance Authority Revenue VRDB, Little City Foundation, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	$3,420	$3,420

Illinois Development Finance Authority Revenue VRDB, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	7,000	7,000

Illinois Development Finance Authority Revenue VRDB, Wheaton Academy Project, (Harris Bankcorp, Inc. LOC), 0.21%, 4/10/12	9,000	9,000

Illinois Educational Facilities Authority Revenue VRDB, Aurora University, (Harris Bankcorp, Inc. LOC), 0.19%, 4/10/12	13,200	13,200

Illinois Educational Facilities Authority Revenue VRDB, Benedictine University Project, Series A (U.S. Bank N.A. LOC), 0.15%, 4/10/12	10,150	10,150

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (FHLB of Boston LOC), 0.17%, 4/10/12	6,000	6,000

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (Harris Bankcorp, Inc. LOC), 0.21%, 4/10/12	19,195	19,195

Illinois Finance Authority Revenue VRDB, All Saints Catholic, Series A (Harris Bankcorp, Inc. LOC), 0.20%, 4/10/12	9,400	9,400

Illinois Finance Authority Revenue VRDB, Benedictine University Project, (U.S. Bank N.A. LOC), 0.15%, 4/10/12	5,460	5,460

Illinois Finance Authority Revenue VRDB, Community Action Partnership, (Citibank N.A. LOC), 0.21%, 4/10/12	5,230	5,230

Illinois Finance Authority Revenue VRDB, IIT Research Institute, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	1,900	1,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Illinois – 5.3% – continued

Illinois Finance Authority Revenue VRDB, Joan W. & Irving B. Dance Project, (Bank of America N.A. LOC), 0.33%, 4/10/12	$5,450	$5,450

Illinois Finance Authority Revenue VRDB, Landing at Plymouth Place, Series C (Bank of America N.A. LOC), 0.20%, 4/10/12	11,610	11,610

Illinois Finance Authority Revenue VRDB, Mercy Alliance Project, (U.S. Bank N.A. LOC), 0.15%, 4/10/12	7,265	7,265

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, (Harris Bankcorp, Inc. LOC), 0.18%, 4/10/12	5,000	5,000

Illinois Finance Authority Revenue VRDB, Robert Morris College, (JPMorgan Chase Bank N.A. LOC), 0.20%, 4/10/12	8,645	8,645

Illinois Finance Authority Revenue VRDB, Series B, Evanston Northwestern, 0.19%, 4/2/12	38,885	38,885

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (Harris Bankcorp, Inc. LOC), 0.20%, 4/10/12	6,805	6,805

Illinois State Toll Highway Authority Revenue VRDB, Senior Priority, Series A-1A (Citibank N.A. LOC), 0.18%, 4/10/12	5,300	5,300

Kane County Illinois Revenue Bonds, Glenwood School For Boys, (Harris Bankcorp, Inc. LOC), 0.19%, 4/10/12	5,700	5,700

Lisle Illinois Multifamily Housing Revenue Bonds, Ashley of Lisle Project, (FHLMC LOC), 0.17%, 4/10/12	26,525	26,525

Quad Cities Regional Economic Development Authority Illinois Revenue Bonds, Augustana College, (Harris Bankcorp, Inc. LOC), 0.19%, 4/10/12	14,400	14,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Illinois – 5.3% – continued

University of Illinois Revenue Refunding VRDB, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	$9,400	$9,400

University of Illinois Revenue VRDB, Auxiliary Facilities Systems, 0.17%, 4/10/12	7,715	7,715

Wells Fargo Stage Trust Revenue Bonds, Floater Certificates Series 2C, 0.20%, 4/10/12 (1)	8,375	8,375
		374,705

Indiana – 1.6%

County of Tippecanoe Indiana Revenue VRDB, Faith Property, Inc. Project, 0.17%, 4/10/12	5,560	5,560

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Spears Revenue Bonds, (Deutsche Bank A.G. Gtd.), 0.25%, 4/10/12 (1)	9,250	9,250

Series DBE-549 0.25%, 4/10/12 (1)	5,690	5,690

Eclipse Funding Trust Revenue Bonds, (U.S. Bank N.A. LOC), 0.17%, 4/10/12 (1)	9,430	9,430

Indiana Finance Authority Environmental Revenue Refunding VRDB, Series A3, Duke Energy Industry Project, (Mizuho Corporate Bank Ltd. LOC), 0.16%, 4/10/12	15,425	15,425

Indiana Finance Authority Hospital Revenue VRDB, Community Foundation Northwest Indiana, (Harris Bankcorp, Inc. LOC), 0.15%, 4/10/12	6,100	6,100

Indiana Health & Educational Facilities Financing Authority Revenue Refunding VRDB, Community Village Hartsfield, Series A (Harris Bankcorp, Inc. LOC), 0.15%, 4/10/12	6,630	6,630

Indiana Health & Educational Facilities Financing Authority Revenue VRDB, Howard Regional Health System Project, (Comerica LOC), 0.22%, 4/2/12	9,770	9,770

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Indiana – 1.6% – continued

Indiana Health Facilities Financing Authority Revenue VRDB, Senior Living Greencroft Obligation Project, (Bank of America N.A. LOC), 0.20%, 4/10/12	$10,034	$10,034

Indiana Municipal Power Agency Power Supply Systems Revenue Bonds, Series A (Berkshire Hathaway, Inc. Insured), 0.23%, 4/10/12 (1)	15,285	15,285

Indiana Municipal Power Agency Revenue VRDB, ROCS-RR-II-R-592PB, 0.21%, 4/10/12 (1)	15,500	15,500

Indianapolis Indiana Economic Development Revenue VRDB, Brookhaven County Line Project, (FNMA Gtd.), 0.19%, 4/10/12	2,400	2,400
		111,074

Iowa – 0.6%

Hills Iowa Health Facilities Revenue VRDB, Mercy Hospital Project, Series A (U.S. Bancorp LOC), 0.21%, 4/2/12	2,575	2,575

Iowa Finance Authority Economic Development Revenue VRDB, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.19%, 4/10/12	2,645	2,645

Iowa Finance Authority Private College Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC), 0.22%, 4/2/12	6,490	6,490

Iowa Finance Authority Private College Revenue VRDB, Morningside College Project, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	3,100	3,100

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College, Des Moines Project, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	1,280	1,280

Iowa Higher Education Loan Authority Revenue VRDB, Private College Facility Loras College Project, (Bank of America N.A. LOC), 0.19%, 4/2/12	20,450	20,450

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Iowa – 0.6% – continued

Urbandale Iowa IDR VRDB, Aurora Bus Park, 0.21%, 4/10/12	$8,800	$8,800
		45,340

Kansas – 0.5%

City of Olathe Kansas Health Facilities Revenue VRDB, Olathe Medical Center, (Bank of America N.A. LOC), 0.26%, 4/2/12	17,000	17,000

City of Prairie Village Kansas, Revenue Refunding VRDB, Claridge Court, (Bank of America N.A. LOC), 0.20%, 4/10/12	6,845	6,845

University of Kansas Hospital Authority Facilities Revenue VRDB, Health System, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	10,835	10,835
		34,680

Kentucky – 1.3%

Boyle County Kentucky Hospital Revenue VRDB, Ephraim McDowell Health Project, (Branch Banking and Trust Co. LOC), 0.17%, 4/10/12	13,600	13,600

Fort Mitchell Kentucky League of Cities Funding Trust Lease Program VRDB, Series A (U.S. Bank N.A. LOC), 0.18%, 4/10/12	11,300	11,300

Henderson County Kentucky Revenue Refunding VRDB, Murray-Calloway County Hospital, (Branch Banking and Trust Co. LOC), 0.23%, 4/10/12	1,115	1,115

Kentucky Economic Development Financial Authority Hospital Facilities Revenue VRDB, Baptist Healthcare Systems, Series B-4 (Branch Banking and Trust Co. LOC), 0.16%, 4/10/12	31,000	31,000

Kentucky Economic Development Financial Authority Medical Center Revenue VRDB, Ashland Hospital Corp., Series A (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	5,700	5,700

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Kentucky – 1.3% – continued

Kentucky Economic Development Financial Authority Revenue Refunding VRDB, Retirement Housing Foundation, Series A-1A (KBC Groep NV LOC), 0.15%, 4/10/12	$8,030	$8,030

Kentucky State Rural Water Finance Corp. Public Project Revenue Construction Notes, 1.25%, 11/1/12	14,750	14,810

Morehead Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, (U.S. Bank N.A. LOC), 0.18%, 4/10/12	7,637	7,637
		93,192

Louisiana – 0.1%

Eclipse Funding Trust Revenue VRDB, Solar Eclipse, 2007-0059 (U.S. Bank N.A. LOC), 0.19%, 4/2/12 (1)	3,400	3,400

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding VRDB, Series B (JPMorgan Chase Bank N.A. LOC), 0.20%, 4/10/12	5,700	5,700
		9,100

Maine – 0.2%

Maine State Finance Authority VRDB, Jackson Lab, (Bank of America N.A. LOC), 0.33%, 4/10/12	14,290	14,290

Maryland – 2.9%

Anne Arundel County Maryland Revenue VRDB, Key School Facility, Series A (M&T Bank Corp. LOC), 0.24%, 4/10/12 (1)	8,870	8,870

Baltimore County Maryland Revenue VRDB, Maryvale Prep School Facility, Series A (M&T Bank Corp. LOC), 0.24%, 4/10/12	3,795	3,795

Baltimore County Maryland Revenue VRDB, Notre Dame Preparatory School, (M&T Bank Corp. LOC), 0.24%, 4/10/12	4,130	4,130

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Maryland – 2.9% – continued

Eclipse Funding Trust Revenue Bonds, 2006-0154, Solar Eclipse, Maryland, (U.S. Bank N.A. LOC), 0.14%, 4/10/12 (1)	$28,045	$28,045

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, University of Maryland Medical Systems, Series D (TD Banknorth, Inc. LOC), 0.19%, 4/2/12	3,700	3,700

Maryland State Economic Development Corp. Revenue Refunding Bonds, Jenkins Memorial, Inc., (M&T Bank Corp. LOC), 0.16%, 4/10/12	2,420	2,420

Maryland State Economic Development Corp. Revenue VRDB, Opportunity Builders Facility, (M&T Bank Corp. LOC), 0.24%, 4/10/12	5,680	5,680

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Pickersgill, Series A (Branch Banking and Trust Co. LOC), 0.17%, 4/10/12	3,015	3,015

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare, Series A (Bank of America N.A. LOC), 0.17%, 4/10/12	19,650	19,650

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Frederick Memorial Hospital, (Branch Banking and Trust Co. LOC), 0.17%, 4/10/12	61,860	61,860

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Pickersgill, Series B (Branch Banking and Trust Co. LOC), 0.17%, 4/10/12	3,640	3,640

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project, (M&T Bank Corp. LOC), 0.19%, 4/10/12	30,595	30,595

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Maryland – 2.9% – continued
Prince Georges County Maryland Revenue Refunding VRDB, Collington Episcopal, Series A (Bank of America N.A. LOC), 0.20%, 4/10/12	$26,350	$26,350
		201,750

Massachusetts – 3.1%

BB&T Municipal Trust Revenue Bonds, Series A (Branch Banking and Trust Co. LOC), 0.19%, 4/10/12 (1)	16,385	16,385

Commonwealth of Massachusetts G.O. VRDB, 0.26%, 4/2/12	28,500	28,500

Massachusetts Health & Educational Facilities Authority Revenue VRDB, Children’s Hospital, (JPMorgan Chase & Co. LOC), 0.21%, 4/2/12	22,510	22,510

Massachusetts State Development Finance Agency Revenue VRDB, Abby Kelley Foster Public School, (TD Banknorth, Inc. LOC), 0.18%, 4/10/12	4,500	4,500

Massachusetts State Development Finance Agency Revenue VRDB, Credit-Wilber School Apartments, Series A (FHLB of Atlanta LOC), 0.18%, 4/10/12	5,350	5,350

Massachusetts State Development Finance Agency Revenue VRDB, Groton School, 0.16%, 4/10/12	9,500	9,500

Massachusetts State Development Finance Agency Revenue VRDB, Northfield, Mount Hermon, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	63,855	63,855

Massachusetts State Development Finance Agency Revenue VRDB, Phillips Academy, 0.15%, 4/10/12	4,600	4,600

Massachusetts State Development Finance Agency Revenue VRDB, Seven Hills Foundation, Series A (TD Banknorth, Inc. LOC), 0.16%, 4/10/12	3,900	3,900

Massachusetts State G.O. VRDB, Series A, Central Artery, 0.26%, 4/2/12	40,655	40,655

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Massachusetts – 3.1% – continued

RBC Municipal Products, Inc. Trust G.O. Floater Certificates, Series E-32, (Royal Bank of Canada LOC), 0.18%, 4/10/12 (1)(2)	$20,000	$20,000
		219,755

Michigan – 4.9%

Ann Arbor Michigan Economic Development Corp. Limited Obligation Revenue VRDB, Glacier Hills, Inc. Project, Series A (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	11,785	11,785

Ann Arbor Michigan Economic Development Corp. Limited Obligations Revenue Refunding Bonds, Glacier Hills, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	4,120	4,120

Eastern Michigan University Revenue Refunding VRDB, Series A Series B (JPMorgan Chase Bank N.A. LOC), 0.21%, 4/2/12	1,000	1,000

Jackson County Economic Development Corp. Refunding VRDB, Vista Grande Villa, (Bank of America N.A. LOC), 0.21%, 4/2/12	2,345	2,345

Michigan Finance Higher Education Facilities Authority Limited Obligation Revenue VRDB, University, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	8,000	8,000

Michigan State Finance Authority Revenue VRDB, Unemployment Obligation Assignment, (Citibank N.A. LOC), 0.21%, 4/10/12	237,600	237,600

Michigan State Higher Educational Facilities Authority Revenue Refunding VRDB, Calvin, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	20,000	20,000

Michigan State Hospital Finance Authority Revenue Refunding VRDB, McLaren Health Care, Series B (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	7,500	7,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Michigan – 4.9% – continued

Michigan State Strategic Fund Limited Obligation Revenue VRDB, YMCA Metropolitan Detroit Project, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	$4,325	$4,325

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Lansing St. Vincent Home Project, (Comerica Insured), 0.19%, 4/10/12	3,195	3,195

Michigan State Strategic Fund Ltd. Obligation Revenue Refunding VRDB, Consumers Energy Co., (Wells Fargo Bank N.A. LOC), 0.16%, 4/10/12	16,000	16,000

University of Michigan Revenue VRDB, Series A, Medical Service Plan 0.13%, 4/10/12	17,300	17,300

University of Michigan, Municipal Interest CP, 0.14%, 4/2/12	8,675	8,675
		341,845

Minnesota – 2.0%

Austin Minnesota Multifamily Housing Authority & Redevelopment Revenue Refunding VRDB, Cedars Austin Project, Series A (Bank of America N.A. LOC), 0.40%, 4/10/12	3,000	3,000

Burnsville Minnesota Housing Revenue VRDB, Provence LLC Project, Series A (Bank of America N.A. LOC), 0.30%, 4/10/12	15,650	15,650

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, (U.S. Bank N.A. LOC), 0.20%, 4/10/12	6,800	6,800

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, Series 2002, (U.S. Bancorp LOC), 0.20%, 4/10/12	4,100	4,100

City of Edina Minnesota Multifamily Housing Revenue Refunding VRDB, Vernon Terrace Apartments Project, (FHLMC LOC), 0.18%, 4/10/12	5,705	5,705

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Minnesota – 2.0% – continued

City of Richfield Minnesota Multifamily Housing Revenue VRDB, Woodlake Richfield Apartments, (Wells Fargo & Co. LOC), 0.22%, 4/2/12	$5,000	$5,000

Fridley Minnesota Senior Housing Refunding VRDB, Banfill Crossing, Series A (FNMA Insured), 0.20%, 4/10/12	8,300	8,300

Maple Grove Minnesota Economic Development Revenue VRDB, Heritage Christian Academy, (U.S. Bank N.A. LOC), 0.17%, 4/10/12	8,030	8,030

Minneapolis Minnesota Revenue VRDB, People Serving People Project, Series B (U.S. Bank N.A. LOC), 0.21%, 4/2/12	1,665	1,665

Minneapolis Minnesota Student Residence Revenue VRDB, Riverton Community Housing Project, (Bank of America N.A. LOC), 0.20%, 4/10/12	6,655	6,655

Minnesota Higher Education Facilities Authority Revenue VRDB, University of St. Thomas, (U.S. Bank N.A. LOC), 0.18%, 4/10/12	3,090	3,090

Series 5-Z (U.S. Bank N.A. LOC), 0.19%, 4/10/12	1,150	1,150

Minnesota Rural Water Finance Authority, Inc. Revenue Notes, Public Projects Construction Notes, 1.25%, 3/1/13	7,000	7,054

Minnesota State G.O. Refunding VRDB, 0.22%, 4/10/12 (1)	25,900	25,900

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-19 (Royal Bank of Canada LOC), 0.26%, 4/10/12 (1)	15,000	15,000

St. Paul Minnesota Housing & Redevelopment Authority Revenue Bonds, Science Museum of Minnesota, Series A (U.S. Bank N.A. LOC), 0.15%, 4/10/12	14,300	14,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Minnesota – 2.0% – continued

St. Paul Minnesota Housing & Redevelopment Authority Revenue VRDB, Minnesota Public Radio Project, Series B (JPMorgan Chase Bank N.A. LOC), 0.21%, 4/2/12	$6,730	$6,730
		138,129

Mississippi – 1.3%

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series A, (Chevron Corp. Gtd.), 0.13%, 4/10/12	45,600	45,600

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series B 0.08%, 4/10/12	25,000	25,000

Mississippi Business Finance Corp. Health Care Facilities Corp. VRDB, Rush Medical Foundation Project, (U.S. Bank N.A. LOC), 0.16%, 4/10/12	12,900	12,900

Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone VRDB, Chevron USA, Inc. Project, Series D 0.19%, 4/2/12	7,200	7,200
		90,700

Missouri – 1.7%

Florissant Missouri IDA Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep NV LOC), 0.15%, 4/10/12	5,645	5,645

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Woodlands Partners Project, (FNMA LOC), 0.19%, 4/10/12	4,045	4,045

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Lutheran Church Missouri, Series A (Bank of America N.A. LOC), 0.19%, 4/2/12	11,700	11,700

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, SSM Health Care, Series C5 0.17%, 4/10/12	8,600	8,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Missouri – 1.7% – continued

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services, (U.S. Bank N.A. LOC), 0.19%, 4/10/12	$600	$600

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital Freeman Health Systems, Series B, (U.S. Bank N.A. LOC), 0.17%, 4/10/12	5,905	5,905

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital Freeman Health Systems, Series C, (KBC Groep NV LOC), 0.17%, 4/10/12	6,335	6,335

Missouri State Health & Educational Facilities Authority Revenue VRDB, Saint Louis Priory School Project, (U.S. Bank N.A. LOC), 0.24%, 4/10/12	1,100	1,100

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series C, SSM Health Care, 0.24%, 4/2/12	19,200	19,200

Missouri State Health & Educational Facilities Multifamily Housing Authority Revenue VRDB, Southwest Baptist University Project, (Bank of America N.A. LOC), 0.26%, 4/2/12	1,125	1,125

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series C-2, Ascension Health, (Citibank N.A. LOC) 0.17%, 4/10/12	8,300	8,300

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Wexford Place Project, (FHLMC Gtd.), 0.17%, 4/10/12 (1)	7,145	7,145

St. Charles County Missouri IDA Revenue Refunding VRDB, Casalon Apartments Project, (FNMA Gtd.), 0.19%, 4/10/12	6,170	6,170

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Missouri – 1.7% – continued

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.19%, 4/10/12	$19,000	$19,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Remington Apartments Project, (FNMA Gtd.), 0.19%, 4/10/12	10,700	10,700

St. Louis County Industrial Development Authority Revenue VRDB, Friendship Village, Series B (Bank of America N.A. LOC), 0.18%, 4/10/12	2,415	2,415

St. Louis County Missouri IDA Revenue Refunding VRDB, Friendship Village, Series B (Bank of America N.A. LOC), 0.18%, 4/10/12	3,170	3,170
		121,155

Nebraska – 0.9%

Central Plains Energy Project Nebraska Gas Project VRDB, Project No. 2, 0.19%, 4/10/12	24,600	24,600

Douglas County Nebraska Hospital Authority Revenue Refunding VRDB, Children’s Health Facilities, Series A (U.S. Bank N.A. LOC), 0.21%, 4/2/12	5,120	5,120

Lancaster County Nebraska Hospital Authority Revenue Refunding VRDB, Bryan LGH Medical Center, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	8,000	8,000

Omaha Public Power District Nebraska Separate Electrical Revenue Bonds, Series 2-A (Berkshire Hathaway, Inc. Insured), 0.20%, 4/10/12 (1)	27,760	27,760
		65,480

Nevada – 0.3%

Carson City Nevada Hospital Revenue VRDB, Carson Tahoe Hospital Project, Series B (U.S. Bank N.A. LOC), 0.15%, 4/10/12	3,600	3,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Nevada – 0.3% – continued

Carson City Nevada Hospital Revenue VRDB, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.15%, 4/10/12	$8,615	$8,615

Clark County Nevada Economic Development Revenue Refunding VRDB, Bishop Gorman, (Bank of America N.A. LOC), 0.20%, 4/10/12	8,500	8,500
		20,715

New Hampshire – 1.4%

New Hampshire Business Finance Authority Revenue VRDB, Taylor Home, Series E (TD Banknorth, Inc. LOC), 0.18%, 4/10/12	7,475	7,475

New Hampshire Health & Education Facilities Authority Hospital Revenue VRDB, Catholic Medical Center, Series B (FHLB of Boston LOC), 0.19%, 4/10/12	15,100	15,100

New Hampshire Health & Education Facilities Authority Revenue VRDB, Easter Seals New Hampshire, Series A (FHLB of Boston LOC), 0.19%, 4/10/12	10,425	10,425

New Hampshire Health & Education Facilities Authority Revenue VRDB, Kendal At Hanover, (FHLB of Boston LOC), 0.19%, 4/10/12	3,130	3,130

New Hampshire Health & Education Facilities Authority Revenue VRDB, Phillips Exeter Academy, 0.18%, 4/10/12	25,000	25,000

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Southern New Hampshire University, Series C (TD Banknorth, Inc. LOC), 0.17%, 4/10/12	17,300	17,300

New Hampshire Higher Educational & Health Facilities Authority Revenue Bonds, Riverwoods at Exeter, Series B (Bank of America N.A. LOC), 0.19%, 4/10/12	7,400	7,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

New Hampshire – 1.4% – continued

New Hampshire State Business Finance Authority Revenue VRDB, Monadnock Community Hospital, Series E-14 (TD Banknorth, Inc. LOC), 0.23%, 4/2/12	$12,365	$12,365
		98,195

New Jersey – 2.8%

New Jersey EDA Revenue Refunding VRDB, Series B, Cranes Mill Project, Series B (TD Banknorth, Inc. LOC), 0.18%, 4/10/12	285	285

New Jersey EDA Revenue VRDB, Cranes Mill Project, Series B (TD Banknorth, Inc. LOC), 0.18%, 4/10/12	1,405	1,405

New Jersey Health Care Facilities Financing Authority Revenue VRDB, Wiley Mission Project, (TD Banknorth, Inc. LOC), 0.16%, 4/10/12	2,155	2,155

New Jersey State Revenue Notes, Series C, 2.00%, 6/21/12	190,000	190,740
		194,585

New Mexico – 1.6%

New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue VRDB, Series B 0.19%, 4/10/12	74,900	74,900

New Mexico State Hospital Equipment Loan Council Revenue VRDB, Presbyterian Healthcare, Series B 0.20%, 4/10/12	17,500	17,500

Series C 0.19%, 4/10/12	20,700	20,700
		113,100

New York – 8.1%

BB&T Municipal Trust Revenue VRDB, (Branch Banking and Trust Co. LOC), 0.21%, 4/10/12 (1)	12,440	12,440

Chemung County New York Industrial Development Agency Civic Facilities Revenue VRDB, Elmira College Project, Series A (JPMorgan Chase Bank N.A. LOC), 0.16%, 4/10/12	14,700	14,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

New York – 8.1% – continued

Cohoes New York IDA VRDB, Eddy Village Green, (Bank of America N.A. LOC), 0.18%, 4/10/12	$4,600	$4,600

Eclipse Funding Trust G.O. VRDB, 2007-0085 Solar Eclipse, New York, (U.S. Bancorp LOC), 0.19%, 4/2/12 (1)	10,980	10,980

Eclipse Funding Trust Revenue Bonds, (U.S. Bank N.A. LOC), 0.17%, 4/10/12 (1)	19,865	19,865

Metropolitan Transportation Authority New York Dedicated Tax Fund Revenue Refunding VRDB, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.16%, 4/10/12	54,275	54,275

Metropolitan Transportation Authority New York Revenue Refunding Bonds, Series A (Berkshire Hathaway, Inc. Insured), 0.20%, 4/10/12 (1)	31,680	31,680

Metropolitan Transportation Authority Revenue VRDB, Dedicated Tax Fund, Sub Series B-1, (State Street Bank and Trust Co. LOC), 0.16%, 4/10/12 (1)	16,000	16,000

Metropolitan Transportation Authority Revenue VRDB, Series G1, (Bank of Nova Scotia LOC), 0.16%, 4/10/12	35,000	35,000

Monroe County New York Industrial Development Agency Civic Facilities Revenue VRDB, Harley School Project, (M&T Bank Corp. LOC), 0.24%, 4/10/12	2,000	2,000

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home, (HSBC Bank USA N.A. LOC), 0.19%, 4/10/12	4,100	4,100

Monroe Security & Safety Systems Local Development New York Revenue VRDB, (M&T Bank Corp. LOC), 0.19%, 4/10/12	43,500	43,500

Nassau Health Care Corp. Revenue VRDB, Series B-1, (TD Banknorth, Inc. LOC), 0.15%, 4/10/12	5,900	5,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

New York – 8.1% – continued

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (M&T Bank Corp. LOC), 0.24%, 4/10/12	$2,000	$2,000

New York City Transitional Finance Authority Revenue Refunding VRDB, Series A2A, Future Tax, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.19%, 4/2/12	12,000	12,000

New York Municipal Water Finance Authority, Water & Sewer System Revenue VRDB, Series CC-1, Second Resolution 0.16%, 4/2/12	6,910	6,910

New York State Dormitory Authority Revenue Non-State Supported Debt VRDB, Samaritan Medical Center, Series B (HSBC Bank USA N.A. LOC), 0.16%, 4/10/12	9,510	9,510

New York State Housing Finance Agency Revenue VRDB, 100 Maiden Lane, Series A, (FNMA Insured), 0.20%, 4/10/12	5,000	5,000

New York State Housing Finance Agency Revenue VRDB, Affordable Housing, Clinton Park Phase II, Series E-31 (Wells Fargo Bank N.A. LOC), 0.15%, 4/10/12	5,000	5,000

New York State Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center, (U.S. Treasury Escrowed) 0.27%, 11/8/12	200,495	200,495

New York State Thruway Authority Revenue BANS, Series A, 2.00%, 7/12/12	21,000	21,097

New York, New York City Housing Development Corp. Multifamily Mortgage Revenue VRDB, Elliott Chelsea Development, Series A (Citibank N.A. LOC), 0.18%, 4/10/12	3,020	3,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

New York – 8.1% – continued

Onondaga County New York Industrial Development Agency Civic Facilities Revenue VRDB, Syracuse Research Corp. Project, (M&T Bank Corp. LOC), 0.24%, 4/10/12	$6,620	$6,620

Town of Niagara New York Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.16%, 4/10/12	7,310	7,310

Triborough Bridge & Tunnel Authority New York Revenue VRDB, Series C (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	23,900	23,900

Westchester County New York Industrial Development Agency Continuing Care Retirement Refunding VRDB, Hebrew Hospital Senior Housing, Inc., Series B (M&T Bank Corp. LOC), 0.24%, 4/10/12	11,225	11,225
		569,127

North Carolina – 2.6%

BB&T Municipal Trust Revenue Bonds (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	16,795	16,795

BB&T Municipal Trust, (Branch Banking and Trust Co. LOC), 0.33%, 4/10/12 (1)	5,090	5,090

0.35%, 4/10/12 (1)	8,565	8,565

Forsyth County North Carolina Industrial Facilities Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	1,425	1,425

Guilford County North Carolina G.O. VRDB, Series A 0.16%, 4/10/12	18,055	18,055

Series B 0.18%, 4/10/12	4,300	4,300

Mecklenburg County North Carolina COPS VRDB, Series J 0.18%, 4/10/12	15,720	15,720

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

North Carolina – 2.6% – continued

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Campbell University, (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	$5,600	$5,600

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Rocky Mountain Preparatory School, Series H (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	5,900	5,900

North Carolina Capital Facilities Financial Agency Recreational Facilities Revenue VRDB, YMCA Greater Charlotte Project, Series K (Wachovia Bank N.A. LOC), 0.18%, 4/10/12	9,600	9,600

North Carolina Capital Facilities Financing Agency Revenue VRDB, Duke University Project, Series A 0.19%, 4/10/12 (1)	12,000	12,000

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, University Health Systems Eastern, Series B1 (Branch Banking and Trust Co. LOC), 0.19%, 4/10/12	4,600	4,600

North Carolina Medical Care Commission Health Care Facilities Revenue Refunding VRDB, Wakemed, Series C (Wachovia Bank N.A. LOC), 0.20%, 4/10/12	14,945	14,945

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Novant Health Group, Series A 0.23%, 4/10/12	24,350	24,350

North Carolina Medical Care Commission Health Facilities Revenue Refunding VRDB, Wake Forest University, Series A (Branch Banking and Trust Co. LOC), 0.15%, 4/10/12	7,500	7,500

Raleigh North Carolina Enterprise System Revenue VRDB, Series A 0.17%, 4/10/12 (1)	10,895	10,895

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

North Carolina – 2.6% – continued

University of North Carolina Chapel Hill Revenue Refunding VRDB, Series A 0.19%, 4/10/12 (1)	$5,800	$5,800

Winston-Salem North Carolina Water & Sewer Systems Revenue Refunding VRDB, Series C 0.16%, 4/10/12	11,105	11,105
		182,245

Ohio – 2.0%

Akron Bath Copley Ohio Joint Township Hospital District Revenue VRDB, Hospital Facilities-Summa Health Systems, Series B (JPMorgan Chase Bank N.A. LOC), 0.16%, 4/10/12	13,345	13,345

Athens County Ohio Port Authority Housing Revenue VRDB, University Housing For Ohio, Inc. Project, (Wachovia Bank N.A. LOC), 0.17%, 4/10/12	27,490	27,490

Cleveland-Cuyahoga County Ohio Port Authority Revenue VRDB, Euclid Avenue Housing Corp. Project, (U.S. Bank N.A. LOC), 0.17%, 4/10/12	5,000	5,000

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Playhouse Square Foundation Project, (U.S. Bank N.A. LOC), 0.16%, 4/10/12	9,175	9,175

County of Allen Ohio Hospital Facilities Revenue VRDB, Catholic Healthcare, (JPMorgan Chase & Co. LOC), 0.19%, 4/10/12	5,000	5,000

Cuyahoga County Ohio Hospital Revenue VRDB, Improvement, Metrohealth Systems Project, (PNC Bancorp, Inc. LOC), 0.16%, 4/10/12	22,410	22,410

Franklin County Ohio Health Care Facilities Revenue VRDB, Friendship Village Dublin, (PNC Bancorp, Inc. LOC), 0.17%, 4/10/12	4,500	4,500

Lancaster Port Authority Ohio Gas Revenue VRDB, 0.19%, 4/10/12	5,760	5,760

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Ohio – 2.0% – continued

Montgomery County Ohio Economic Development Revenue VRDB, The Dayton Art Institute, (U.S. Bank N.A. LOC), 0.18%, 4/10/12	$5,000	$5,000

Ohio Air Quality Development Authority Ohio Revenue Refunding VRDB, Series B, Pollution, First Energy, (UBS A.G. LOC), 0.18%, 4/10/12	20,000	20,000

Ohio Multifamily Housing Finance Agency Revenue VRDB, Chambrel at Montrose, Series F (FNMA LOC), 0.19%, 4/10/12	12,051	12,051

Richland County Ohio Health Care Facilities Revenue Refunding Bonds, Wesleyan Senior Living, Series A (JPMorgan Chase Bank N.A. LOC), 0.18%, 4/10/12	3,360	3,360

Warren County Ohio Health Care Facilities Revenue VRDB, Otterbein Homes Project, (U.S. Bank N.A. LOC), 0.17%, 4/10/12	6,600	6,600

Washington County Ohio Hospital Revenue VRDB, Facilities Marietta Area Health Project, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	2,155	2,155
		141,846

Oklahoma – 1.4%

Oklahoma Turnpike Authority Revenue Refunding VRDB, Series B 0.17%, 4/10/12	96,160	96,160

Oregon – 1.2%

Oregon State Facilities Authority Revenue VRDB, Hazelden Springbrook Project, Series A (U.S. Bancorp LOC), 0.20%, 4/10/12	3,700	3,700

Oregon State Facilities Authority Revenue VRDB, Quatama Crossing Housing, Series O (FNMA LOC), 0.17%, 4/10/12	28,330	28,330

Oregon State G.O. TANS, 2.00%, 6/29/12	40,000	40,171

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Oregon – 1.2% – continued

Oregon State Health Housing Educational & Cultural Facilities Authority Revenue VRDB, The Evangelical Lutheran, Series A (U.S. Bank N.A. LOC), 0.20%, 4/10/12	$2,000	$2,000

Yamhill County Oregon Hospital Authority Revenue Refunding VRDB, Friendsview Community, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	8,210	8,210
		82,411

Pennsylvania – 3.7%

BB&T Municipal Trust Revenue Bonds, Series 228 (Branch Banking and Trust Co. LOC), 0.21%, 4/10/12 (1)	24,850	24,850

Beaver County Pennsylvania IDA PCR VRDB, FirstEnergy Nuclear, (Citibank N.A. LOC), 0.21%, 4/10/12	11,700	11,700

Bucks County IDA Revenue VRDB, Grand View Hospital, Series A (TD Banknorth, Inc. LOC), 0.16%, 4/10/12	7,200	7,200

Butler County Pennsylvania IDA Revenue VRDB, Concordia Lutheran, Series A (Bank of America N.A. LOC), 0.17%, 4/10/12	10,000	10,000

City of Philadelphia Pennsylvania Gas Works Revenue Refunding VRDB, (PNC Bancorp, Inc. LOC), 0.15%, 4/10/12	10,100	10,100

County of Montgomery Pennsylvania G.O., Series A, 0.17%, 4/2/12	17,150	17,150

Haverford Township Pennsylvania G.O., School District, (TD Banknorth, Inc. LOC), 0.19%, 4/10/12	7,900	7,900

Horizon Hospital System Authority Pennsylvania Health & Housing Facilities Revenue VRDB, Senior, St. Paul Homes Project, (M&T Bank Corp. LOC), 0.24%, 4/10/12	7,465	7,465

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Pennsylvania – 3.7% – continued

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (M&T Bank Corp. LOC), 0.24%, 4/10/12	$10,300	$10,300

Lehigh County Pennsylvania General Purpose Authority Revenue Refunding VRDB, Series B, Phoebe Devitt Homes, (RBS Citizens N.A. LOC), 0.19%, 4/10/12	2,660	2,660

Lower Merion Pennsylvania School District G.O. VRDB, Capital Project, Series A (State Street Bank and Trust Co. LOC), 0.14%, 4/10/12	2,785	2,785

Series B (U.S. Bank N.A. LOC), 0.14%, 4/10/12	11,000	11,000

Montgomery County Pennsylvania IDA Revenue VRDB, Acts Retirement Life Community, (TD Banknorth, Inc. LOC), 0.14%, 4/2/12	13,650	13,650

Pennsylvania Higher Educational Facilities Authority Revenue VRDB, Holy Family University, (TD Banknorth, Inc. LOC), 0.18%, 4/10/12	9,910	9,910

Pennsylvania Multifamily Housing Finance Agency Revenue VRDB, Special Limited Obligation, Foxwood, (Bank of America N.A. LOC), 0.19%, 4/10/12	3,200	3,200

Pennsylvania State Turnpike Commission Multi-Model Revenue Refunding VRDB, 0.19%, 4/10/12	28,000	28,000

Pennsylvania State Turnpike Commission Revenue Refunding VRDB, Series A-1 0.22%, 4/10/12	17,820	17,820

Philadelphia School District G.O. Revenue Refunding VRDB, Series G (Wells Fargo Bank N.A. LOC), 0.18%, 4/10/12	25,000	25,000

Philadelphia School District Pennsylvania Revenue Refunding G.O. VRDB, Series C, (TD Banknorth, Inc. LOC), 0.16%, 4/10/12	5,800	5,800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Pennsylvania – 3.7% – continued

RBC Municipal Products, Inc. Trust Floater Certificates G.O., (Royal Bank of Canada LOC), 0.19%, 4/10/12 (1)	$6,000	$6,000

RBC Municipal Products, Inc. Trust Floater Certificates Revenue Bonds, Series B (Royal Bank of Canada LOC), 0.19%, 4/10/12 (1)	6,000	6,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Floater Certificates, Series B (Royal Bank of Canada LOC), 0.19%, 4/10/12 (1)	10,000	10,000

Southcentral Pennsylvania General Authority Revenue VRDB, Hanover Lutheran Village Project, (M&T Bank Corp. LOC), 0.24%, 4/10/12 (1)	8,120	8,120
		256,610

Puerto Rico – 0.5%

BB&T Municipal Trust Special Tax Bonds, Series 22 (Branch Banking and Trust Co. LOC), 0.20%, 4/10/12 (1)	12,405	12,405

Puerto Rico Electrical Power Authority Power Revenue Refunding Bonds, Series V (Branch Banking and Trust Co. LOC), 0.20%, 4/10/12 (1)	20,710	20,710
		33,115

Rhode Island – 0.2%

Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue Refunding VRDB, Bryant University, Series C-15 (TD Banknorth, Inc. LOC), 0.17%, 4/10/12	12,085	12,085

South Carolina – 0.9%

Eclipse Funding Trust, G.O., Series 2006-0152, Solar Eclipse, Spartan, (U.S. Bank N.A. LOC), 0.14%, 4/10/12 (1)	10,430	10,430

Greenville South Carolina Hospital System Board Revenue Refunding VRDB, (U.S. Bank N.A. LOC), 0.16%, 4/10/12	14,000	14,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

South Carolina – 0.9% – continued

South Carolina Jobs Economic Development Authority Health Facilities Revenue Refunding VRDB, Episcopal, (Wachovia Bank N.A. LOC), 0.17%, 4/10/12	$14,000	$14,000

South Carolina Jobs Economic Development Authority Hospital Revenue VRDB, Oconee Memorial Hospital, Inc., Series B (Wachovia Bank N.A. LOC), 0.19%, 4/10/12	9,000	9,000

South Carolina State Housing Finance & Development Authority Multifamily Revenue VRDB, Rental Franklin Square, (FHLMC LOC), 0.19%, 4/10/12	9,800	9,800

South Carolina State Housing Financial & Development Authority Multifamily Revenue VRDB, Rental Housing Brookside Apartments, Series D (FHLMC Gtd.), 0.19%, 4/10/12	4,700	4,700
		61,930

South Dakota – 0.2%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Regional Health, (U.S. Bank N.A. LOC), 0.21%, 4/2/12	12,345	12,345

Tennessee – 1.4%

Blount County Tennessee Public Building Authority Revenue VRDB, Local Government Public Improvement, Series E-5-B, (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	4,885	4,885

Blount County Tennessee Public Building Authority VRDB, Local Government Public Improvement, (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	11,000	11,000

Clarksville Public Building Authority Revenue VRDB, Pooled Financing, Tennessee Municipal Bond Fund, (Bank of America N.A. LOC), 0.30%, 4/2/12	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Tennessee – 1.4% – continued

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily, Timberlake Project, (FNMA Insured), 0.18%, 4/10/12	$1,150	$1,150

Metropolitan Government Nashville & Davidson County Tennessee Industrial Development Board Multifamily Housing Refunding VRDB, Ridgelake Apartments Project, Series G (FHLMC Gtd.), 0.19%, 4/10/12	5,525	5,525

Metropolitan Government Nashville & Davidson County Tennessee Industrial Development Board Revenue Refunding Bonds, Multifamily Housing Spinnaker, Series A (FNMA Gtd.), 0.18%, 4/10/12	13,655	13,655

Metropolitan Government Nashville & Davidson County Tennessee Industrial Development Board Revenue VRDB, Multifamily Housing, Arbor Knoll, Series A (FNMA LOC), 0.10%, 4/10/12	13,400	13,400

Sevier County Tennessee Public Building Authority Revenue Notes, Series C-1, Public Project Construction Notes, 1.25%, 4/1/13	4,100	4,132

Sevier County Tennessee Public Building Authority VRDB, Local Government Public Improvement, Series B-1 (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	8,450	8,450

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue VRDB, Gateway Projects, Series A-1 (FNMA Gtd.), 0.18%, 4/10/12	5,575	5,575

Shelby County Tennessee Health Educational & Housing Facilities Board Revenue VRDB, Hutchison School Project, (Bank of America N.A. LOC), 0.34%, 4/10/12	9,200	9,200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Tennessee – 1.4% – continued

Tennessee State Energy Acquisition Corp. Gas Revenue Floaters, (Branch Banking and Trust Co. LOC), 0.19%, 4/10/12 (1)	$15,000	$15,000
		100,972

Texas – 14.1%

Bexar County Texas Revenue Bonds Project, 0.22%, 4/10/12 (1)	13,291	13,291

Capital Area Cultural Education Facilities Finance Corp. Revenue VRDB, John Cooper School District, (Bank of America N.A. LOC), 0.30%, 4/10/12	12,690	12,690

Capital Area Housing Finance Corp. Texas Revenue VRDB, Encino Pointe Apartments, (Bank of America N.A. LOC), 0.19%, 4/10/12	15,700	15,700

Carroll Texas Independent School District G.O. Bonds, School Building, (Texas PSF Gtd.), 0.17%, 4/10/12	13,500	13,500

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian School, (Wachovia Bank N.A. LOC), 0.17%, 4/10/12	4,410	4,410

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian, (Wachovia Bank N.A. LOC), 0.17%, 4/10/12	5,290	5,290

Dallas Texas Waterworks & Sewer Systems Revenue Refunding VRDB, 0.24%, 4/10/12 (1)	20,000	20,000

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Series 526 (Deutsche Bank A.G. LOC), 0.26%, 4/10/12 (1)	9,230	9,230

Harris County Texas Hospital District Revenue Refunding VRDB, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	21,500	21,500

Harris County Texas Refunding Bonds, Toll Road, Sub Lien, 2.00%, 8/15/12	10,665	10,839

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Texas – 14.1% – continued

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse, (Texas PSF Gtd.), 0.38%, 4/10/12	$30,000	$30,000

Houston Texas Airport Systems Revenue Refunding VRDB, (Barclays PLC LOC), 0.18%, 4/10/12	11,300	11,300

Houston Texas G.O. TRANS, 1.75%, 6/29/12	40,000	40,152

Houston Texas Water & Sewer Systems Revenue Refunding Bonds, Series B (Branch Banking and Trust Co. LOC), 0.21%, 4/10/12 (1)	1,310	1,310

Katy Texas Independent School District G.O. VRDB, Cash Building, Series C, 0.29%, 4/10/12	88,600	88,600

Kendall County Texas Health Facilities Development Corp. Health Care Revenue VRDB, Morningside Ministries, Series A (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	10,200	10,200

Klein Independent School District G.O. Floaters, Series 39TP, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12 (1)	13,005	13,005

Lower Neches Valley Texas Authority PCR Bonds, Chevron USA, Inc. Project, (Chevron Corp. Gtd.), 0.18%, 8/15/12	19,100	19,100

Lubbock Texas Independent School District G.O. VRDB, School Building, Series A (Texas PSF Gtd.), 0.22%, 4/10/12	7,750	7,750

North Texas Higher Education Authority, Student Loan Revenue VRDB, Series E (Lloyds Banking Group PLC LOC), 0.24%, 4/10/12	29,900	29,900

Northwest Texas Independent School District G.O. VRDB, (Texas PSF Insured), 0.16%, 4/10/12	1,225	1,225

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Texas – 14.1% – continued

Nueces County Health Facilities Development Authority Revenue VRDB, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	$9,800	$9,800

Port Arthur Texas Navigation District Environmental Facilities Revenue Refunding VRDB, Motiva Enterprises, Series C 0.18%, 4/2/12	2,300	2,300

Port Arthur Texas Navigation District Environmental Facilities Revenue VRDB, Motiva Enterprises, 0.18%, 4/2/12	17,400	17,400

Series C (Motiva Gtd.), 0.18%, 4/2/12	16,800	16,800

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, 0.19%, 4/10/12	9,900	9,900

Port of Port Arthur Texas Navigation District Industrial Development Corp., Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A 0.19%, 4/10/12	40,183	40,183

Port of Port Arthur Texas Navigation District Revenue VRDB, Motiva Enterprises, Series B, (Motiva Gtd.), 0.18%, 4/2/12	24,700	24,700

RBC Municipal Products, Inc. Trust Floater Certificates G.O., (Royal Bank of Canada LOC), 0.19%, 4/10/12 (1)	25,000	25,000

RBC Municipal Products, Inc. Trust Revenue Bonds, Floaters Certificates, Series E-27 (Royal Bank of Canada LOC), 0.19%, 4/10/12 (1)	10,000	10,000

State of Texas G.O. VRDB, Veterans, 0.17%, 4/10/12	34,000	34,000

Tarrant County Texas Cultural Educational Facilities Financial Corp. Revenue VRDB, Texas Health Resources, Series A 0.16%, 4/10/12	6,500	6,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Texas – 14.1% – continued

Tarrant County Texas Cultural Educational Finance Corp. Retirement Facilities Revenue VRDB, Northwest Edgemere Project, (Bank of America N.A. LOC), 0.20%, 4/10/12	$18,465	$18,465

Tarrant County Texas Housing Finance Corp. Revenue Refunding VRDB, Multifamily Housing Apartments Project, (Wachovia Bank N.A. LOC), 0.18%, 4/10/12	7,050	7,050

Tarrant County Texas Housing Finance Corp. Revenue VRDB, Multifamily Housing, Gateway Apartments, (FNMA Gtd.), 0.20%, 4/10/12	8,045	8,045

Texas State G.O. Bonds, Transportation Community Mobility Fund, Series B 0.19%, 4/10/12 (1)	60,990	60,990

Texas State G.O. Refunding Bonds, Vets Housing Assistance, Fund I, Series A 0.16%, 4/10/12	3,900	3,900

Texas State TRANS, 2.50%, 8/30/12	309,500	312,345
		986,370

Utah – 0.4%

Emery County Utah PCR VRDB, PacifiCorp, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12	10,000	10,000

Park City Utah Revenue VRDB, U.S. Ski & Snowboard Association, (Wells Fargo Bank N.A. LOC), 0.20%, 4/10/12	3,380	3,380

Utah Housing Corp. SFM Revenue Refunding VRDB, Series A-Class I 0.18%, 4/10/12	14,700	14,700
		28,080

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Vermont – 0.1%

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Porter Hospital Project, Series A (TD Banknorth, Inc. LOC), 0.17%, 4/10/12	$4,890	$4,890

Virginia – 1.0%

Alexandria Virginia IDA Revenue Refunding VRDB, Goodwin House, (Wachovia Bank N.A. LOC), 0.14%, 4/2/12	5,000	5,000

Fredericksburg Virginia Economic Development Authority Student Housing Facilities Revenue Refunding VRDB, UMW Apartments Project, (Bank of America N.A. LOC), 0.29%, 4/10/12	9,210	9,210

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC Insured), 0.19%, 4/10/12	13,310	13,310

Lewistown Community Center Development Authority Revenue Floaters, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12 (1)	13,035	13,035

Lynchburg Virginia IDA Revenue Refunding VRDB, Hospital Centra Health, Series D (FHLB of Atlanta LOC), 0.16%, 4/10/12	7,200	7,200

Series E (FHLB of Atlanta LOC), 0.16%, 4/10/12	6,600	6,600

Virginia Commonwealth University Health Systems Authority Revenue VRDB, Series C, (Branch Banking and Trust Co. LOC), 0.20%, 4/2/12	7,850	7,850

Virginia Small Business Financing Authority Healthcare Facilities Revenue VRDB, Bon Secours Health, (JPMorgan Chase Bank N.A. LOC), 0.18%, 4/10/12	9,000	9,000
		71,205

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Washington – 1.8%

Vancouver Washington Housing Authority Revenue Refunding VRDB, Pooled Housing, (FHLMC Gtd.), 0.25%, 4/10/12	$4,500	$4,500

Washington Health Care Facilities Authority Revenue VRDB, Catholic Health, 0.20%, 4/10/12	21,400	21,400

Washington Higher Education Facilities Authority Revenue Refunding VRDB, University of Puget Sound Project, Series A (Bank of America N.A. LOC), 0.19%, 4/10/12	10,495	10,495

Washington State G.O. Refunding VRDB, Series A 0.24%, 4/10/12 (1)	14,740	14,740

Washington State Health Care Facilities Authority Revenue VRDB, Multicare Health Systems, Series A (Wells Fargo Bank N.A. LOC), 0.18%, 4/10/12	2,400	2,400

Washington State Health Care Facilities Authority Revenue VRDB, Series B, Swedish Health Services, (Citibank N.A. LOC), 0.25%, 4/10/12	2,500	2,500

Washington State Housing Finance Commission Non Profit Housing Revenue VRDB, Living Care Centers Project, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12	7,240	7,240

Washington State Housing Finance Commission Non Profit Revenue VRDB, District Council No. 5, (Wells Fargo Bank N.A. LOC), 0.30%, 4/10/12	2,875	2,875

Washington State Housing Finance Commission Non Profit Revenue VRDB, Skyline At First Hill Project, Series C (Bank of America N.A. LOC), 0.20%, 4/10/12	24,425	24,425

Washington State Housing Finance Commission Non Profit Revenue VRDB, University Prep Academy Project, (Bank of America N.A. LOC), 0.47%, 4/10/12	2,950	2,950

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Washington – 1.8% – continued

Washington State Housing Finance Commission Revenue Refunding VRDB, Antioch University Project, (Mitsubishi UFJ Financial Group, Inc. LOC), 0.17%, 4/10/12	$5,105	$5,105
Washington State Housing Finance Commission Revenue Refunding VRDB, Emerald Heights Project, (Bank of America N.A. LOC), 0.25%, 4/2/12	25,065	25,065
		123,695

West Virginia – 0.3%

Cabell County West Virginia County Commission Revenue VRDB, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC), 0.30%, 4/10/12	2,735	2,735
West Virginia State Hospital Finance Authority Hospital Revenue Refunding VRDB, West Virginia United Health, Series A (Branch Banking and Trust Co. LOC), 0.18%, 4/10/12	19,790	19,790
		22,525

Wisconsin – 4.3%

City of Milwaukee Wisconsin IDR VRDB, Goodwill Industries, (U.S. Bank N.A. LOC), 0.14%, 4/10/12	400	400

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, University of Wisconsin, Kenilworth Project, (U.S. Bank N.A. LOC), 0.19%, 4/10/12	12,420	12,420

Public Finance Authority Revenue VRDB, Glenridge Continuing Care Retirement Community, Glenridge Palmer Ranch, Series B (Bank of Scotland PLC LOC), 0.21%, 4/2/12	5,000	5,000

Public Finance Authority Wisconsin Multifamily Housing Revenue Refunding VRDB, Lindsey Terrace Apartments, (FNMA LOC), 0.25%, 4/10/12	3,275	3,275

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Wisconsin – 4.3% – continued

Wisconsin Department of Transportation Revenue VRDB, Floater Series 52TP, (Wells Fargo Bank N.A. LOC), 0.19%, 4/10/12 (1)	$8,085	$8,085

Wisconsin Health & Educational Facilities Authority Revenue VRDB, St. Norbert College, Inc., (JPMorgan Chase Bank N.A. LOC), 0.19%, 4/10/12	9,925	9,925

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Series B, Oakwood, (Bank of Montreal LOC), 0.15%, 4/10/12	2,920	2,920

Wisconsin Rural Water Construction Loan Program Revenue BANS, Series B 1.25%, 10/15/12	38,000	38,163

Wisconsin Sate Health & Educational Facilities Authority Revenue VRDB, Oakwood Village, (Bank of Montreal LOC), 0.15%, 4/10/12	31,685	31,685

Wisconsin State G.O. Refunding VRDB, Series 1 0.24%, 4/10/12 (1)	25,000	25,000

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.21%, 4/10/12	4,850	4,850

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.19%, 4/2/12	6,650	6,650

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Bay Area Medical Center, Inc., (Bank of Montreal LOC), 0.21%, 4/2/12	4,900	4,900

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Capital Lakes, Inc., Series B (U.S. Bank N.A. LOC), 0.20%, 4/10/12	6,265	6,265

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Wisconsin – 4.3% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Mercy Alliance, Inc., (U.S. Bank N.A. LOC), 0.15%, 4/10/12	$8,000	$8,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Meriter Hospital, Inc., Series B (U.S. Bank N.A. LOC), 0.21%, 4/2/12	3,700	3,700

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Newcastle, Place Inc., Series B (Bank of America N.A. LOC), 0.20%, 4/10/12	8,790	8,790

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series C, Aurora Healthcare, (Bank of Montreal LOC), 0.19%, 4/2/12	15,000	15,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, United Lutheran Program Aging, (Wells Fargo Bank N.A. LOC), 0.17%, 4/10/12	5,205	5,205

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.17%, 4/10/12	15,000	15,000

Wisconsin State Revenue Notes, 2.00%, 6/15/12	50,000	50,182

Wisconsin State School Districts Cash Flow Administration Program Participation Notes, Temporary Borrowing Program, 1.00%, 10/15/12	13,350	13,394

Wisconsin State Transportation Revenue Refunding VRDB, Series I 0.24%, 4/10/12 (1)	21,745	21,745
		300,554

Wyoming – 0.5%

County of Sweetwater Wyoming Variable Obligation, (Barclays PLC LOC), 0.20%, 4/12/12	8,000	8,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 101.0% – continued

Wyoming – 0.5% – continued

Platte County Wyoming PCR Tri-State Generation & Transmission, Series A (National Rural Utilities Cooperative Finance Corp. Gtd.), 0.25%, 4/2/12	$24,400	$24,400
		32,400

Municipal States Pooled Securities – 1.6%

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking and Trust Co. LOC), 0.19%, 4/10/12 (1)	1,695	1,695

BB&T Municipal Trust Various States Revenue VRDB, Series 5001 (Rabobank Nederland N.V. LOC), 0.28%, 4/10/12 (1)	23,600	23,600

BB&T Municipal Trust Various States, Series 1007 (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	4,585	4,585

Series 1015 (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	5,265	5,265

Series 1017 (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	30,545	30,545

Series 1019 (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	18,380	18,380

Series 1035 (Branch Banking and Trust Co. LOC), 0.28%, 4/10/12 (1)	10,760	10,760

Series 5002 (Rabobank Nederland NV LOC), 0.43%, 4/10/12 (1)	19,435	19,435
		114,265
Total Municipal Investments
(Cost $7,084,544)		7,084,544

Total Investments – 101.0%
(Cost $7,084,544) (3)		7,084,544
Liabilities less Other Assets – (1.0)%		(68,780)
NET ASSETS – 100.0%		$7,015,764

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	Restricted security has been deemed illiquid. At March 31, 2012, the value of this restricted illiquid security amounted to approximately $20,000,000 or 0.3% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
RBC Municipal Products, Inc. Trust G.O. Floater Certificates, Series E-32, 0.18%, 4/10/12	2/9/12	$20,000

(3)	The cost for federal income tax purposes was $7,084,544.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	14.5%
Educational Services	11.6
Electric Services, Gas and Combined Utilities	5.6
Executive, Legislative and General Government	26.0
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	12.5
Health Services and Residential Care	10.0
Urban and Community Development, Housing Programs and Social Services	8.5
All other sectors less than 5%	11.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund	$ –	$7,084,544	(1)	$ –	$7,084,544

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.8% (1)

Federal Farm Credit Bank – 4.8%
FFCB Discount Notes,
0.06%, 4/6/12	$5,300	$5,300
0.09%, 6/25/12	2,700	2,699
0.06%, 7/26/12	5,000	4,999
0.09%, 8/6/12	1,800	1,799
0.07%, 8/21/12	2,500	2,499
0.17%, 1/9/13	1,000	999
0.15%, 1/22/13	2,800	2,796
0.14%, 1/28/13	1,800	1,798
0.22%, 3/19/13	1,900	1,896
FFCB FRN,
0.13%, 4/1/12	10,000	10,000
0.15%, 4/1/12	5,000	5,000
0.27%, 4/1/12	10,000	10,001
0.23%, 4/8/12	5,000	5,000
0.17%, 4/10/12	5,000	5,000
0.24%, 4/15/12	2,700	2,702
0.10%, 4/27/12	2,000	2,000
		64,488

Federal Home Loan Bank – 19.5%
FHLB Bonds,
0.30%, 12/7/12	2,000	2,000
0.30%, 12/11/12	2,000	2,000
0.32%, 12/14/12	2,000	2,000
0.18%, 1/9/13	2,500	2,499
0.17%, 2/6/13	4,300	4,300
0.17%, 2/11/13	1,800	1,800
0.19%, 2/15/13	2,100	2,100
0.25%, 2/28/13	3,000	3,000
0.13%, 3/5/13	1,300	1,299
0.25%, 3/19/13	2,700	2,700
0.30%, 3/27/13	2,000	2,000
FHLB Discount Notes,
0.07%, 4/4/12	33,000	33,000
0.09%, 4/4/12	2,100	2,100
0.11%, 4/5/12	5,000	5,000
0.03%, 4/9/12	4,000	4,000
0.07%, 4/9/12	2,810	2,810
0.09%, 4/11/12	2,200	2,200
0.03%, 4/13/12	3,800	3,800
0.04%, 4/13/12	3,800	3,800
0.06%, 4/13/12	5,100	5,100
0.07%, 4/13/12	7,000	7,000
0.10%, 4/13/12	6,900	6,900

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.8% (1) – continued

Federal Home Loan Bank – 19.5% – continued
0.09%, 4/18/12	$5,000	$5,000
0.05%, 4/20/12	3,600	3,600
0.06%, 4/20/12	4,100	4,100
0.08%, 4/20/12	20,000	19,999
0.05%, 4/25/12	1,800	1,800
0.10%, 5/2/12	5,000	4,999
0.10%, 5/4/12	4,200	4,200
0.07%, 5/17/12	8,400	8,399
0.13%, 5/23/12	6,700	6,699
0.10%, 6/1/12	4,400	4,399
0.14%, 6/20/12	1,500	1,499
0.08%, 7/20/12	1,800	1,799
0.10%, 8/1/12	6,000	5,998
0.12%, 8/3/12	7,900	7,897
0.18%, 8/15/12	2,100	2,098
0.12%, 12/5/12	4,800	4,796
0.14%, 1/28/13	1,800	1,798
0.19%, 2/1/13	3,000	2,995
0.18%, 2/4/13	1,900	1,897
FHLB FRN,
0.19%, 4/1/12	10,000	10,000
0.23%, 4/1/12	10,000	9,998
0.26%, 4/1/12	6,645	6,645
0.29%, 4/1/12	26,490	26,490
0.31%, 4/1/12	5,000	4,999
0.19%, 4/13/12	5,000	4,999
0.17%, 4/27/12	5,000	4,999
		263,510

Federal Home Loan Mortgage Corporation – 8.0%
FHLMC Discount Notes,
0.10%, 4/3/12	8,000	8,000
0.10%, 4/10/12	9,000	9,000
0.06%, 4/16/12	5,100	5,100
0.02%, 4/19/12	5,000	5,000
0.06%, 4/27/12	6,700	6,700
0.10%, 7/9/12	1,800	1,799
0.12%, 7/17/12	5,000	4,998
0.12%, 8/22/12	4,900	4,898
0.10%, 10/3/12	2,700	2,698
0.10%, 10/10/12	2,700	2,698
0.10%, 11/1/12	7,000	6,996

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 43.8% (1) – continued
Federal Home Loan Mortgage Corporation – 8.0% – continued
FHLMC FRN,
0.27%, 4/1/12	$10,000	$10,003
0.19%, 4/3/12	30,000	29,987
0.19%, 4/17/12	10,000	9,994
		107,871
Federal National Mortgage Association – 11.5%
FNMA Bond,
1.13%, 7/30/12	15,000	15,051
FNMA Discount Notes,
0.07%, 4/16/12	2,500	2,500
0.03%, 4/26/12	5,500	5,500
0.04%, 4/27/12	4,400	4,400
0.11%, 5/14/12	11,260	11,258
0.10%, 7/2/12	1,835	1,834
0.09%, 7/11/12	1,800	1,800
0.10%, 7/11/12	3,500	3,499
0.06%, 7/12/12	5,500	5,499
0.06%, 7/19/12	10,000	9,998
0.09%, 7/25/12	9,100	9,098
0.07%, 8/16/12	5,400	5,399
0.15%, 10/1/12	3,994	3,991
0.10%, 10/15/12	4,400	4,398
0.11%, 11/1/12	3,000	2,998
0.14%, 1/3/13	3,600	3,596
0.14%, 1/4/13	6,200	6,193
0.14%, 1/8/13	3,500	3,496
FNMA FRN,
0.37%, 4/1/12	15,000	15,011
0.23%, 4/12/12	10,000	9,996
0.27%, 4/18/12	15,000	15,005
0.27%, 4/20/12	5,000	5,006
0.26%, 4/23/12	10,000	10,008
		155,534
Total U.S. Government Agencies
(Cost $591,403)		591,403

U.S. GOVERNMENT OBLIGATIONS – 23.0%
U.S. Treasury Bills – 8.0%
0.07%, 4/5/12	4,600	4,600
0.08%, 4/12/12	19,200	19,200
0.09%, 4/19/12	9,600	9,600
0.09%, 5/17/12	14,100	14,098
0.08%, 5/24/12	10,000	9,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 23.0% – continued
U.S. Treasury Bills – 8.0% – continued
0.09%, 5/24/12	$10,000	$9,999
0.05%, 7/5/12	3,100	3,099
0.06%, 7/5/12	3,000	2,999
0.09%, 7/5/12	2,900	2,899
0.07%, 7/12/12	1,800	1,800
0.10%, 7/26/12	3,000	2,999
0.08%, 8/2/12	3,600	3,599
0.14%, 8/30/12	3,700	3,698
0.13%, 9/6/12	6,900	6,896
0.08%, 9/20/12	2,000	1,999
0.14%, 9/20/12	3,800	3,798
0.11%, 12/13/12	2,000	1,999
0.13%, 1/10/13	2,900	2,897
0.20%, 3/7/13	2,000	1,996
		108,174
U.S. Treasury Notes – 15.0%
1.38%, 4/15/12	20,000	20,010
1.00%, 4/30/12	21,985	22,001
1.38%, 5/15/12	10,345	10,361
0.75%, 5/31/12	7,015	7,023
4.75%, 5/31/12	8,020	8,081
1.88%, 6/15/12	16,625	16,686
0.63%, 6/30/12	3,720	3,724
0.63%, 7/31/12	26,270	26,314
4.63%, 7/31/12	3,000	3,044
1.75%, 8/15/12	24,500	24,650
0.38%, 8/31/12	15,800	15,818
4.13%, 8/31/12	8,020	8,153
1.38%, 10/15/12	2,300	2,316
0.38%, 10/31/12	3,700	3,706
3.88%, 10/31/12	5,000	5,110
0.50%, 11/30/12	1,500	1,504
3.38%, 11/30/12	4,100	4,188
1.38%, 1/15/13	10,400	10,499
0.63%, 1/31/13	2,700	2,711
2.75%, 2/28/13	3,500	3,583
0.75%, 3/31/13	2,700	2,714
		202,196
Total U.S. Government Obligations
(Cost $310,370)		310,370

Investments, at Amortized Cost
($901,773)		901,773

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 33.2%

Joint Repurchase Agreements – 3.6% (2)

Bank of America Securities LLC, dated 3/30/12, repurchase price $10,756 0.12%, 4/2/12	$10,756	$10,756

Morgan Stanley & Co., Inc., dated 3/30/12, repurchase price $10,756 0.08%, 4/2/12	10,756	10,756

Societe Generale, New York Branch, dated 3/30/12, repurchase price $10,757 0.10%, 4/2/12	10,757	10,757

UBS Securities LLC, dated 3/30/12,repurchase price $16,135 0.05%, 4/2/12	16,135	16,135
		48,404

Repurchase Agreements – 29.6% (3)

Credit Suisse Securities, dated 3/30/12, repurchase price $175,392 0.08%, 4/2/12	175,391	175,391

Deutsche Bank Securities, dated 3/26/12, repurchase price $15,001 0.16%, 4/2/12	15,000	15,000

RBS Securities, Inc., dated 2/13/12, repurchase price $10,004 0.23%, 4/12/12	10,000	10,000

UBS Securities LLC, dated 3/30/12, repurchase price $200,002 0.15%, 4/2/12	200,000	200,000
		400,391
Total Repurchase Agreements
(Cost $448,795)		448,795

Total Investments – 100.0%
(Cost $1,350,568) (4)		1,350,568
Other Assets less Liabilities – 0.0%		572
NET ASSETS – 100.0%		$1,351,140

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$11,403	3.63% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$37,861	0.38% – 4.25%	8/31/12 – 11/15/20

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
FNMA	$230,589	3.23% – 4.50%	5/1/41 – 3/1/42
FHLMC	$ 1,220	4.50%	10/1/40
GNMA	$180,656	3.67% – 6.00%	9/15/35 – 7/15/52

(4)	The cost for federal income tax purposes was $1,350,568.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund	$ –	$1,350,568 (1)	$ –	$1,350,568

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 65.4% (1)

Federal Farm Credit Bank – 17.5%
FFCB Bonds,
2.25%, 4/24/12	$8,000	$8,010
0.27%, 4/25/12	5,000	5,000
0.63%, 8/10/12	5,000	5,010
FFCB Discount Notes,
0.01%, 4/2/12	55,400	55,400
0.05%, 4/2/12	10,000	10,000
0.08%, 4/4/12	6,800	6,800
0.03%, 4/5/12	10,000	10,000
0.06%, 4/5/12	29,400	29,400
0.06%, 4/6/12	13,100	13,100
0.07%, 4/6/12	3,700	3,700
0.03%, 4/9/12	5,000	5,000
0.08%, 4/10/12	5,100	5,100
0.08%, 4/16/12	24,800	24,799
0.04%, 5/14/12	25,000	24,999
0.04%, 5/17/12	25,000	24,999
0.09%, 6/25/12	6,400	6,399
0.09%, 7/6/12	9,500	9,498
0.06%, 7/9/12	5,000	4,999
0.12%, 8/3/12	4,800	4,798
0.09%, 8/6/12	4,500	4,498
0.14%, 8/22/12	3,900	3,898
0.07%, 8/28/12	9,000	8,997
0.12%, 9/5/12	9,200	9,195
0.08%, 9/18/12	5,000	4,998
0.10%, 10/2/12	9,500	9,495
0.16%, 11/8/12	2,000	1,998
0.12%, 11/16/12	4,000	3,997
0.15%, 1/3/13	2,700	2,697
0.13%, 1/8/13	5,000	4,995
0.17%, 1/9/13	2,300	2,297
0.14%, 1/11/13	3,000	2,997
0.13%, 1/14/13	3,750	3,746
0.14%, 1/28/13	4,500	4,495
0.18%, 1/31/13	4,800	4,793
0.19%, 3/1/13	4,700	4,692
0.22%, 3/19/13	7,500	7,484
FFCB FRN,
0.13%, 4/1/12	15,000	15,000
0.15%, 4/1/12	5,000	5,000
0.17%, 4/1/12	20,000	19,999
0.21%, 4/1/12	51,020	51,012

0.22%, 4/1/12	5,000	4,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 65.4% (1) – continued

Federal Farm Credit Bank – 17.5% – continued
0.23%, 4/1/12	$20,000	$20,000
0.26%, 4/1/12	15,380	15,382
0.27%, 4/1/12	15,000	15,001
0.29%, 4/1/12	12,000	11,998
0.35%, 4/1/12	15,700	15,698
0.23%, 4/8/12	5,000	5,000
0.17%, 4/10/12	10,000	10,000
0.22%, 4/11/12	4,000	4,000
0.26%, 4/12/12	10,000	10,005
0.24%, 4/15/12	6,900	6,906
0.23%, 4/22/12	9,500	9,501
0.27%, 4/22/12	14,040	14,053
0.30%, 4/26/12	10,000	10,007
0.10%, 4/27/12	10,000	9,999
0.24%, 4/27/12	5,000	5,002
		600,845

Federal Home Loan Bank – 47.6%
FHLB Bonds,
0.07%, 5/18/12	5,000	5,000
0.25%, 7/16/12	10,000	10,003
0.23%, 8/28/12	10,000	10,005
0.19%, 11/21/12	8,000	8,002
0.30%, 12/7/12	5,000	5,000
0.30%, 12/11/12	5,000	5,000
0.32%, 12/14/12	5,000	5,000
0.18%, 1/9/13	6,000	5,999
0.17%, 2/1/13	5,000	4,999
0.17%, 2/6/13	10,700	10,699
0.17%, 2/11/13	4,600	4,599
0.19%, 2/15/13	5,200	5,199
0.25%, 2/28/13	6,700	6,700
0.30%, 3/27/13	4,500	4,500
FHLB Discount Notes,
0.03%, 4/4/12	18,000	18,000
0.07%, 4/4/12	106,700	106,699
0.09%, 4/4/12	62,200	62,200
0.10%, 4/4/12	22,700	22,700
0.03%, 4/9/12	66,600	66,599
0.07%, 4/9/12	26,080	26,079
0.08%, 4/9/12	102,550	102,549
0.04%, 4/11/12	29,000	29,000
0.03%, 4/13/12	9,400	9,400
0.04%, 4/13/12	24,700	24,699
0.06%, 4/13/12	11,500	11,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 65.4% (1) – continued

Federal Home Loan Bank – 47.6% – continued
0.10%, 4/13/12	$65,300	$65,298
0.06%, 4/16/12	3,100	3,100
0.04%, 4/18/12	75,000	74,998
0.09%, 4/18/12	15,000	15,000
0.10%, 4/18/12	5,500	5,500
0.05%, 4/20/12	26,100	26,099
0.06%, 4/20/12	10,200	10,200
0.08%, 4/20/12	100,000	99,996
0.05%, 4/25/12	4,600	4,600
0.10%, 5/2/12	12,100	12,099
0.10%, 5/4/12	9,100	9,099
0.09%, 5/11/12	50,000	49,995
0.10%, 5/16/12	9,900	9,899
0.07%, 5/17/12	21,100	21,098
0.09%, 5/18/12	5,000	4,999
0.10%, 5/18/12	15,000	14,998
0.09%, 5/21/12	9,300	9,299
0.11%, 5/21/12	9,600	9,599
0.11%, 5/23/12	35,000	34,994
0.13%, 5/23/12	16,400	16,397
0.07%, 5/24/12	22,700	22,698
0.10%, 5/25/12	14,400	14,398
0.07%, 6/1/12	25,000	24,997
0.08%, 6/1/12	19,800	19,797
0.09%, 6/6/12	19,000	18,997
0.10%, 6/8/12	25,000	24,995
0.07%, 6/13/12	15,000	14,997
0.11%, 6/13/12	70,000	69,986
0.11%, 6/15/12	19,900	19,895
0.14%, 6/20/12	3,600	3,599
0.10%, 6/22/12	19,000	18,996
0.08%, 7/11/12	5,676	5,675
0.08%, 7/18/12	40,000	39,990
0.08%, 7/20/12	4,600	4,599
0.12%, 8/3/12	6,300	6,297
0.16%, 8/8/12	10,000	9,994
0.15%, 9/5/12	7,600	7,595
0.12%, 12/5/12	5,000	4,996
0.14%, 1/28/13	4,500	4,495
0.19%, 2/1/13	6,700	6,689
0.18%, 2/4/13	4,700	4,693
FHLB FRN,
0.19%, 4/1/12	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 65.4% (1) – continued

Federal Home Loan Bank – 47.6% – continued
0.23%, 4/1/12	$25,000	$24,994
0.26%, 4/1/12	14,775	14,775
0.29%, 4/1/12	58,045	58,045
0.31%, 4/1/12	25,000	24,996
0.32%, 4/1/12	19,000	18,998
0.33%, 4/1/12	17,000	17,000
0.19%, 4/13/12	25,000	24,997
0.19%, 4/25/12	10,000	10,005
0.19%, 4/26/12	5,000	5,000
0.17%, 4/27/12	10,000	9,997
		1,634,582

Tennessee Valley Authority – 0.3%

Tennessee Valley Authority Bond, 6.79%, 5/23/12	12,000	12,115
Total U.S. Government Agencies
(Cost $2,247,542)		2,247,542

U.S. GOVERNMENT OBLIGATIONS – 22.1%

U.S. Treasury Bills – 10.0%
0.06%, 4/5/12	29,300	29,300
0.07%, 4/5/12	23,500	23,500
0.04%, 4/12/12	10,000	10,000
0.07%, 4/12/12	19,900	19,899
0.10%, 4/12/12	5,000	5,000
0.09%, 4/19/12	44,400	44,398
0.10%, 4/19/12	25,000	24,999
0.07%, 5/3/12	15,000	14,999
0.09%, 5/10/12	9,000	8,999
0.09%, 5/17/12	9,100	9,099
0.10%, 5/17/12	18,300	18,298
0.08%, 5/24/12	25,000	24,997
0.09%, 5/24/12	25,000	24,997
0.05%, 7/5/12	7,700	7,698
0.06%, 7/5/12	7,500	7,499
0.09%, 7/5/12	7,100	7,099
0.10%, 7/26/12	3,000	2,999
0.08%, 8/2/12	8,900	8,897
0.10%, 8/9/12	5,000	4,998
0.08%, 9/20/12	5,000	4,997
0.10%, 9/20/12	5,000	4,997
0.14%, 9/20/12	19,600	19,588
0.11%, 12/13/12	5,000	4,996

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 22.1% – continued

U.S. Treasury Bills – 10.0% – continued
0.13%, 1/10/13	$6,300	$6,294
0.20%, 3/7/13	4,800	4,791
		343,338

U.S. Treasury Notes – 12.1%
1.00%, 4/30/12	32,015	32,039
1.38%, 5/15/12	27,010	27,052
0.75%, 5/31/12	18,950	18,970
4.75%, 5/31/12	19,375	19,522
1.88%, 6/15/12	39,270	39,414
0.63%, 7/31/12	70,450	70,569
4.63%, 7/31/12	10,000	10,148
1.75%, 8/15/12	53,500	53,827
0.38%, 8/31/12	41,400	41,446
4.13%, 8/31/12	22,200	22,568
1.38%, 10/15/12	7,800	7,852
0.38%, 10/31/12	9,200	9,214
3.88%, 10/31/12	12,700	12,977
0.50%, 11/30/12	3,700	3,710
3.38%, 11/30/12	10,100	10,317
1.38%, 1/15/13	26,800	27,057
0.63%, 1/31/13	6,900	6,928
0.63%, 2/28/13	4,500	4,518
		418,128
Total U.S. Government Obligations
(Cost $761,466)		761,466

Investments, at Amortized Cost
($3,009,008)		3,009,008

REPURCHASE AGREEMENTS – 12.1%

(Collateralized at a minimum of 102%)

Repurchase Agreements – 12.1% (2)

Credit Suisse, dated 3/30/12, repurchase price $415,518 0.08%, 4/2/12	415,515	415,515
Total Repurchase Agreements
(Cost $415,515)		415,515

		VALUE (000s)
Total Investments – 99.6%
(Cost $3,424,523) (3)		3,424,523
Other Assets less Liabilities – 0.4%		12,155
NET ASSETS – 100.0%		$3,436,678

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES

GNMA	$427,982	3.00% – 4.50%	3/20/27 – 2/20/42

(3)	The cost for federal income tax purposes was $3,424,523.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Select Money Market Fund’s investments, which are carried at amortized cost, which approximates fair value, as of March 31, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund	$ –	$3,424,523 (1)	$ –	$3,424,523

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	Gtd.	Guaranteed
BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
FDIC	Federal Deposit Insurance Corporation	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	ROCS	Reset Option Certificates
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRCD	Floating Rate Certificates of Deposit	TANS	Tax Anticipation Notes
FRN	Floating Rate Notes	TRANS	Tax and Revenue Anticipation Notes
GNMA	Government National Mortgage Association	VRDB	Variable Rate Demand Bonds
G.O.	General Obligation	VRDP	Variable Rate Dividend Preferred

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2012

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Fund and other Funds of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2012, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds may receive dividend income from

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market Fund’s and Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset values (“NAV”) of the Funds.

At March 31, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Municipal Money Market	$46	$(46)
U.S. Government Money Market	1	(1)
U.S. Government Select Money Market	6	(6)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2012, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$8,791

The Fund in the above table may offset future capital gains with this capital loss carryforward.

At March 31, 2012, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$8	$ —
Money Market	—	135
Municipal Money Market	129	41
U.S. Government Money Market	—	14
U.S. Government Select Money Market	—	38

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MONEY MARKET FUNDS

MARCH 31, 2012

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$45	$5
Money Market	—	1,329
Municipal Money Market	851	9
U.S. Government Money Market	—	141
U.S. Government Select Money Market	—	340

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$343	$ –
Money Market	—	1,688
Municipal Money Market	1,370	27
U.S. Government Money Market	—	235
U.S. Government Select Money Market	—	376

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Oper ations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans. The Funds did not incur any interest expense for the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2012, the investment adviser contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses contractually reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEE	CONTRACTUAL EXPENSE LIMITATION
California Municipal Money Market	0.25%	0.45%
Money Market	0.25%	0.45%
Municipal Money Market	0.25%	0.45%
U.S. Government Money Market	0.25%	0.45%
U.S. Government Select Money Market	0.25%	0.45%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements are expected to continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. The following chart illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the table above:

CONTRACTUAL EXPENSE LIMITATION
EFFECTIVE 1/1/2012
California Municipal Money Market	0.35%
Money Market	0.35%
Municipal Money Market	0.35%
U.S. Government Money Market	0.35%
U.S. Government Select Money Market	0.35%

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2012, NTI voluntarily reimbursed fees to avoid a negative yield for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2012, are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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MONEY MARKET FUNDS

MARCH 31, 2012

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,731,534	$15	$(1,774,477)	$(42,928)
Money Market	24,670,908	545	(24,815,022)	(143,569)
Municipal Money Market	24,936,657	135	(24,609,815)	326,977
U.S. Government Money Market	7,087,770	46	(7,363,277)	(275,461)
U.S. Government Select Money Market	11,422,412	86	(11,108,718)	313,780

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,073,304	$70	$(1,574,567)	$(501,193)
Money Market	7,573,983	711	(7,837,058)	(262,364)
Municipal Money Market	5,018,617	248	(4,735,121)	283,744
U.S. Government Money Market	4,640,738	75	(4,459,740)	181,073
U.S. Government Select Money Market	4,364,877	105	(4,653,690)	(288,708)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Money Market Fund (the “Fund”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation did not receive any consideration from the Fund. Under the CSA, the Corporation committed to provide capital to the Fund in the event that the Fund realized a loss on the Whistlejacket Capital LLC Security (the “Security”), in an amount sufficient for the Fund to maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Fund to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, was insufficient to maintain the minimum permissible NAV of $0.9990.

On June 25, 2009, the Fund sold the remaining position in the Security held in the Fund, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Fund representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.999, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to

NORTHERN FUNDS ANNUAL REPORT	61	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2012

improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reason for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MONEY MARKET FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds

We have audited the accompanying statements of assets and liabilities of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

NORTHERN FUNDS ANNUAL REPORT	63	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2012 (UNAUDITED)

During the fiscal year ended March 31, 2012, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 89.51% and Municipal Money Market 98.97%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Trust has designated the following percentages of income of the respective Funds as Qualified Interest Income (QII) for the fiscal year ended March 31, 2012:

Money Market	100%
U.S. Government Money Market	100%
U.S. Government Select Money Market	100%

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2012 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.14%	$1,000.00	$1,000.10	$0.70
Hypothetical**	0.14%	$1,000.00	$1,024.30	$0.71

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.14%	$1,000.00	$1,000.10	$0.70
Hypothetical**	0.14%	$1,000.00	$1,024.30	$0.71

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.11%	$1,000.00	$1,000.10	$0.55
Hypothetical**	0.11%	$1,000.00	$1,024.45	$0.56

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.08%	$1,000.00	$1,000.10	$0.40
Hypothetical**	0.08%	$1,000.00	$1,024.60	$0.40

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period, then multiplying the result by the number of days in the most recent fiscal half year (183), and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2000

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND2

U.S. GOVERNMENT MONEY

    MARKET FUND3

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND3

INVESTMENT CONSIDERATIONS

ALL FUNDS: An investment in the Funds is not insured or guaranteed by the FDIC or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

1 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund involve increased risk.

2 Tax-Free/AMT Risk: Municipal funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a fund’s portfolio and not the fund’s shares.

NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

32	MULTI-MANAGER GLOBAL REAL ESTATE FUND

36	MULTI-MANAGER INTERNATIONAL EQUITY FUND

44	MULTI-MANAGER LARGE CAP FUND

48	MULTI-MANAGER MID CAP FUND

54	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUND

60	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

82	NOTES TO THE FINANCIAL STATEMENTS

94	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

95	TAX INFORMATION

96	FUND EXPENSES

98	TRUSTEES AND OFFICERS

103	APPROVAL OF SUB-ADVISORY AGREEMENTS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets declined over the 12-month reporting period ended March 31, 2012, largely due to significant risk aversion during the middle portion of 2011. Despite a strong snapback in the first quarter of 2012, the MSCI Emerging Markets Index, the Multi-Manager Emerging Markets Equity Fund’s benchmark, ended the reporting period with a return of -8.80%. Performance diverged significantly across both regions and sectors. Emerging Europe was the worst performer, down over 18% during the period. Asia performed better, declining only 8.8% overall. Within Asia, both China and India underperformed, while strength from Indonesia, Malaysia and Thailand helped to boost the region.

During the reporting period, the Fund returned -5.86%, outperforming the benchmark. Stock selection was the primary driver of the Fund’s relative results during the period and was particularly helpful in South Korea, Taiwan and China. The Fund’s underweight to China and India added relative value as well. From a sector perspective, the Fund’s overweight allocation to technology and consumer stocks and underweight to materials added value.

We made one change to the Fund’s sub-advisers during the reporting period, adding Pzena Investment Management as a fifth sub-adviser in the Fund during June 2011. Pzena’s focus on stocks that trade at significant discounts adds a new dimension to the Fund. Since being added, Pzena has outperformed by over 80 basis points (0.80%). All sub-advisers in the Fund continue to perform within expectations given market conditions. Stock selection has been the driver of favorable relative results, with contributions coming from all of the sub-advisers. The long-term performance of the Fund versus both its benchmark and its Lipper peer group average, the Emerging Markets category, is strong, with the Fund outperforming the benchmark since inception by approximately 2.7% on an annualized basis. As we look ahead, we expect the Fund’s risk-managed approach and focus on stock selection to continue to allow it to differentiate itself versus its benchmark and peers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	–5.86%	26.92%	30.69%

MSCI EMERGING MARKETS INDEX	–8.80	25.07	27.99

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$18.67
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.52%
NET EXPENSE RATIO	1.44%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2012, global public real estate securities delivered modest gains, with the FTSE® EPRA®/NAREIT® Global Index, the Multi-Manager Global Real Estate Fund’s benchmark, returning 1.49%. Regional dispersion of returns was very high, with North America driving the benchmark’s positive return. North American real estate investment trust (REITs), with a 50% allocation in the benchmark, gained nearly 12% during the reporting period. European securities, however, declined nearly 12% during the period.

During the reporting period, the Fund outperformed the benchmark, with a return of 2.66%, compared with the benchmark return of 1.49%. The Fund’s overweight allocation to U.S. REITs added value, as did underweight allocations to Europe and the emerging markets. Security selection within North America and the emerging markets also added value. Among the Fund’s sub-advisers, European Investors (EII) delivered the best return, driven by positive results in the United States. CBRE Clarion another sub-adviser, also added value, benefiting from an overweight to the U.S. and an underweight to emerging markets. Cohen & Steers was the only sub-adviser to lag during the period, largely due to security selection.

We did not make any sub-adviser changes during the period. All three sub-advisers performed within expectations, and the Fund’s long-term results continue to be attractive versus the benchmark and its Lipper peer group average, the Global Real Estate Funds category. Since inception, the Fund has outperformed the benchmark by 39 basis points (0.39%) on an annualized basis. As we look ahead, we expect the Fund’s focus on risk-adjusted return and stock selection to allow it to differentiate itself versus its benchmark and peers. We continue to have conviction in this approach and are constantly reviewing the Fund’s sub-advisers and structure for any areas of improvement.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	2.66%	29.28%	25.60%

FTSE®EPRA®/NAREIT® GLOBAL INDEX	1.49	29.95	25.21

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 47 countries worldwide.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
NET ASSETS	$764 MILLION
NET ASSET VALUE	$17.29
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.47%
NET EXPENSE RATIO	1.27%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Despite strong gains during the first quarter of 2012, non-U.S. equity markets finished lower for the 12-month reporting period ended March 31, 2012. The MSCI ACWI® Ex-U.S. Index, the Multi-Manager International Equity Fund’s benchmark, returned -7.18 during the period. Continental Europe was the area of greatest weakness, down over 11%. Emerging markets underperformed developed markets, with the MSCI Emerging Markets IndexSM returning -8.80% compared with the developed market MSCI EAFE® Index return of -5.77%. From a sector perspective, materials, financials and energy all endured double-digit declines. The traditionally defensive consumer staples and healthcare sectors were able to post gains during the period.

During the reporting period, the Fund finished in line with its benchmark, with a return of -7.24% compared with -7.18% for the benchmark. The Fund’s underweight allocation to Europe and overweight to Japan added value during the period. In addition, stock selection within the U.K. and Continental Europe was strong. Stock selection in Japan detracted from results, however. From a sector perspective, the Fund benefited from an underweight to financials and an overweight to consumer staples.

We made one change to the Fund’s sub-advisers during the reporting period, removing UBS and adding Northern Cross Investments, LLC during February 2012. Northern Cross provides the Fund with a portfolio of high-quality companies with strong franchises that it believes will grow via margin expansion over time. Northern Cross’ long-term investment horizon — combined with its focus on sustainable long-term growth — gives the firm a unique profile relative to other sub-advisers in the Fund. The Fund has experienced several changes in sub-advisers over the last few years. We have seen performance improve and are pleased with the changes we have made. We continue to be vigilant in order to ensure that we have a strong combination of sub-advisers that we believe can deliver for the Fund’s investors over the long-term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	–7.24%	15.03%	–2.64%	0.72%

MSCI ACWI® EX-US INDEX	–7.18	19.12	–1.56	2.57

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-U.S. Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
NET ASSETS	$2.2 BILLION
NET ASSET VALUE	$9.25
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.42%
NET EXPENSE RATIO	1.37%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. large-cap equities outperformed their mid- and small-cap counterparts during the 12-month reporting period ended March 31, 2012, as the market rewarded safety and stability. The Russell 1000® Index, the Multi-Manager Large Cap Fund’s benchmark, gained 7.86% during the period, with wide performance divergence across sectors. Technology was the strongest performing market sector during the period, gaining over 18%. Consumer staples and consumer discretionary stocks came in close behind. Energy and materials were the only negative sectors over the period, declining 7.4% and 2.4%, respectively. From a style perspective, growth significantly outperformed value during the period, with the Russell 1000® Growth Index gaining 11.02% compared to only 4.79% for the Russell 1000® Value Index.

During the reporting period the Fund trailed the Russell 1000® Index, with a return of 6.96%, compared with the benchmark return of 7.86%. The Fund’s sector positioning contributed to performance during the period. In particular, the Fund’s overweight allocation to consumer discretionary stocks added value, as did strong stock selection in that sector. Stock selection in the energy and financial sectors, however, represented a drag on results.

We did not make any sub-adviser changes to the Fund during the reporting period, with all four sub-advisers delivering performance within expectations given market conditions. Sub-adviser Jennison Associates delivered the strongest returns over the period, returning nearly 15%. Jennison’s significant overweight to consumer stocks and underweight to energy added value. Delaware Investments also performed well, particularly during down market periods in 2011. Delaware’s more defensive portfolio delivered the downside protection that we expected during those periods. Sub-advisers Marsico Capital and NWQ underperformed over the period. Despite underperformance during the most recent 12 months, the longer-term results for the Fund remain attractive compared with both the benchmark and the Fund’s Lipper peer group average, the Large Cap Core category. Since inception, the Fund has outperformed the benchmark by 59 basis points (0.59%) on an annualized basis. As we see improved markets for active management, we believe the Fund’s focus on stock selection should allow it to deliver for investors going forward.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	6.96%	22.16%	1.08%

RUSSELL 1000® INDEX	7.86	24.03	0.49

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000 Index. Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$9.85
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12-month reporting period ended March 31, 2012, markets have delivered significant challenges, including a high level of volatility and widely differing environments quarter to quarter. For the reporting period, the Russell Midcap® Index, the Multi-Manager Mid Cap Fund’s benchmark, posted a return of 3.31%, with significant gains during the fourth quarter of 2011 and first quarter of 2012 following losses in the third quarter of 2011. As of the close of the period, consumer stocks fared best, with the consumer discretionary sector up over 15% and consumer staples up more than 14%. The defensive utility sector was also a strong performer, gaining over 12% during the period. Energy and telecom were the weakest sectors during the period, as both registered double-digit declines. From a style perspective, growth outperformed value, with the Russell Midcap® Growth Index gaining 4.4%, compared with the Russell Midcap® Value Index return of 2.3% for the period.

During the reporting period, the Fund trailed the benchmark, returning 1.93%. The Fund’s underperformance during the period was driven by results in the third quarter of 2011, when the Fund underperformed by 133 basis points (1.33%). Sub-advisers TCW and Systematic in particular struggled during the quarter, due largely to momentum exposure in their portfolios that was punished as the market sold off aggressively. For the period, stock selection for the Fund was strong, but sector allocation represented a drag on results. The Fund’s underweight to consumer staples and overweight to energy were both material headwinds during the period. Although the Fund underperformed for the reporting period, long-term results remain attractive relative to the benchmark and its Lipper peer group average, the Mid Cap Core category. For the five-year period ended March 31, 2012 the Fund is ahead of the benchmark by 75 basis points (0.75%).

We did not make any sub-adviser changes in the Fund during the period. All four sub-advisers delivered performance within expectations for their respective strategies given market conditions. As we look ahead, we are encouraged by the improved environment for actively managed strategies and expect the Fund to be well positioned to benefit.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	1.93%	27.17%	3.78%	5.42%

RUSSELL MIDCAP® INDEX	3.31	29.13	3.03	5.63

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index. Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$12.40
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.17%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2012 has been anything but dull, with significant swings in equity markets, largely driven by macroeconomic events. For the reporting period, the Russell 2000® Index, the Multi-Manager Small Cap Fund’s benchmark, was virtually flat, returning -0.18%, and masking the extreme market moves that we saw during the period. During the third quarter of 2011, the Russell 2000® Index declined more than 20%. Equity markets then rebounded in the fourth quarter of 2011 and first quarter of 2012, which registered increases of 15.4% and 12.4%, respectively. Over the course of this wild ride, the more defensive areas of the market performed best. Consumer staples stocks delivered the highest returns, gaining over 11% during the reporting period. Energy and materials saw the weakest results. From a style perspective, growth outperformed value, with the Russell 2000® Growth Index gaining 0.7% for the period, compared with the Russell 2000® Value Index’s decline of 1.1%.

For the reporting period, the Fund returned -1.53%, underperforming the return of the benchmark. The Fund outperformed during the down market period in 2011, but was unable to keep pace as markets quickly snapped back during the fourth quarter. For the most recent quarter, results were slightly behind the benchmark. Sector positioning was the largest detractor from results, in particular the Fund’s underweight to consumer staples. In addition, stock selection in the consumer sectors detracted from returns. Performance was stronger in the technology sector, where the Fund outperformed the benchmark.

During the reporting period, we did not make any changes to the sub-advisers as all five sub-advisers performed within expectations given market conditions. Within the Fund we have a strong balance of sub-advisers with different perspectives on the world and offering different types of return profiles. The reporting period has been very challenging for active managers. However, we are confident that these sub-advisers are poised to execute their strategies and add value to the Fund going forward.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	–1.53%	25.57%	0.50%	2.94%

RUSSELL 2000® INDEX	–0.18	26.90	2.13	4.73

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
NET ASSETS	$486 MILLION
NET ASSET VALUE	$9.82
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.41%
NET EXPENSE RATIO	1.37%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market advanced during the 12-month reporting period ended March 31, 2012, with the BofA Merrill Lynch High Yield Master II Constrained Index, the Multi-Manager High Yield Opportunity Fund’s benchmark, gaining 5.64%. Higher-quality securities outperformed lower-quality issues during the period. From a sector perspective, consumer cyclical, auto and health care were the strongest areas, while financials lagged. High-yield convertible bonds declined over the reporting period, down nearly 2%.

During the reporting period, the Fund underperformed the benchmark, with a return of 4.05%. During the period, the Fund’s overweight to convertible bonds represented a headwind to results as these more equity-sensitive securities underperformed during the market downturn in mid-2011. These securities are largely tied to sub-adviser Loomis Sayles, which manages a more eclectic portfolio with significant off-benchmark exposure. As equity markets rallied during the first quarter of 2012, the Fund derived the benefit of these securities as the Fund outperformed by 1.4% for the most recent quarter.

We made one change to the Fund’s sub-advisers during the reporting period, adding Neuberger Berman as a third manger in the Fund during July 2011. Neuberger Berman manages a traditional high-yield portfolio, complementing the higher-risk profile of Loomis Sayles. In adding this sub-adviser, the allocation to Stone Harbor was reduced in order to better balance the manager-specific risk in the Fund. Overall, sub-adviser performance was within expectations. The higher-risk portfolio of Loomis Sayles suffered during the market weakness in 2011, but came back strong at the start of 2012. Stone Harbor has also provided some improved results as we have entered into a new year. The reporting period has proven to be a difficult market environment for the Fund’s long-term, active risk strategy. We will continue to evaluate the Fund in order to ensure that the positions that we are taking are prudent and have the potential to add value over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY	4.05%	9.75%

BofA MERRILL LYNCH HY MASTER II CONSTRAINED INDEX	5.64	12.42

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch High Yield Master II Constrained Index is an unmanaged, market value-weighted index that limits exposure to any given issuer and tracks the public high yield debt market.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA, CIO, NTCC With Northern Trust since 2004

FUND FACTS (as of 3/31/12)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
NET ASSETS	$646 MILLION
NET ASSET VALUE	$10.44
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.18%
NET EXPENSE RATIO	1.07%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	MULTI-MANAGER INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at cost(1)	$1,604,717	$592,146	$2,134,501
Investments, at value(2)	$1,812,107	$757,008	$2,232,313
Cash	–	–	–
Cash held at broker	–	–	342
Foreign currencies, at value (cost $3,499, $282, $632, respectively)	3,553	282	633
Dividend income receivable	4,183	2,306	9,759
Interest income receivable	–	–	–
Receivable for foreign tax reclaimable	18	180	3,258
Receivable for securities sold	1,113	9,546	13,309
Receivable for variation margin on futures contracts	–	–	290
Receivable for fund shares sold	1,370	1,295	1,071
Receivable from investment adviser	69	42	53
Unrealized gain on foreign currency exchange contracts	–	2	72
Prepaid and other assets	3	2	4
Total Assets	1,822,416	770,663	2,261,104
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	1	12	63
Payable for securities purchased	1,254	5,890	14,282
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	–	6
Payable for fund shares redeemed	1,942	361	3,855
Payable to affiliates:
Investment advisory fees	407	160	455
Administration fees	52	22	65
Custody and accounting fees	38	18	47
Shareholder servicing fees	6	2	4
Transfer agent fees	35	15	43
Trustee fees	–	–	4
Accrued other liabilities	60	29	76
Total Liabilities	3,795	6,509	18,900
Net Assets	$1,818,621	$764,154	$2,242,204
ANALYSIS OF NET ASSETS:
Capital stock	$1,677,650	$597,737	$2,436,196
Accumulated undistributed net investment income (loss)	1,611	(261)	9,602
Accumulated undistributed net realized gain (loss)	(68,044)	1,823	(301,699)
Net unrealized appreciation	207,404	164,855	98,105
Net Assets	$1,818,621	$764,154	$2,242,204
Shares Outstanding ($.0001 par value, unlimited authorization)	97,406	44,190	242,481
Net Asset Value, Redemption and Offering Price Per Share	$18.67	$17.29	$9.25

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $33,932, $16,417, $79,254, $30,790, $25,021, $21,078 and $14,708, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $33,932, $16,417, $79,254, $30,790, $25,021, $21,078 and $14,708, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$927,466	$860,004	$428,089	$630,433
$1,126,783	$1,061,569	$484,137	$640,651
–	–	8	–
–	–	–	–
–	–	–	–
1,371	1,267	458	58
–	–	–	12,688
–	–	–	–
2,735	1,471	5,192	5,405
35	–	–	–
837	506	378	309
27	17	19	25
–	–	–	16
2	2	1	1
1,131,790	1,064,832	490,193	659,153

–	–	–	224
3,182	2,838	3,236	6,767
–	–	–	5,533
–	10	40	–
2,604	1,784	784	738

193	183	103	99
32	30	14	19
10	9	13	16
2	32	2	–
22	20	10	12
1	5	1	–
29	41	15	15
6,075	4,952	4,218	13,423
$1,125,715	$1,059,880	$485,975	$645,730
	-	-
$914,133	$846,086	$431,409	$639,505
233	1,292	(1)	808
11,791	10,777	(1,513)	(4,593)
199,558	201,725	56,080	10,010
$1,125,715	$1,059,880	$485,975	$645,730
114,299	85,489	49,480	61,840
$9.85	$12.40	$9.82	$10.44

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
INVESTMENT INCOME:
Dividend income(1)	$52,064 (2)	$19,527 (2)
Interest income	32	–
Total Investment Income	52,096	19,527
EXPENSES:
Investment advisory fees	24,626	8,685
Administration fees	3,189	1,184
Custody fees	1,955	746
Accounting fees	232	99
Transfer agent fees	2,126	790
Registration fees	32	27
Printing fees	75	29
Professional fees	69	36
Shareholder servicing fees	24	7
Trustee fees	29	14
Interest expense	4	–
Other	52	19
Total Expenses	32,413	11,636
Less expenses reimbursed by investment adviser	(1,889)	(1,578)
Net Expenses	30,524	10,058
Net Investment Income (Loss)	21,572	9,469
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	38,441	30,570
Futures contracts	–	–
Foreign currency transactions	(2,790)	(3)
Net change in unrealized appreciation (depreciation) on:
Investments	(275,718)	(32,059)
Futures contracts	–	–
Foreign currency exchange contracts	(5)	(11)
Translation of other assets and liabilities denominated in foreign currencies	(72)	(2)
Net Gains (Losses)	(240,144)	(1,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(218,572)	$7,964

(1)	Amount includes dividend income from Diversified Assets Portfolio of the Northern Institutional Funds of $12, $5, $20, $9, $6, $4 and $6, respectively.
(2)	Net of $5,428, $1,096, $8,613, $202 and $5, respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2012

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$80,985 (2)	$18,537 (2)	$15,213	$6,968	$791
136	2	1	1	49,731 (2)
81,121	18,539	15,214	6,969	50,522

30,142	9,547	9,619	5,812	5,321
4,339	1,597	1,609	793	998
2,639	158	171	159	634
309	127	127	73	86
2,893	1,064	1,073	529	665
35	29	28	24	25
63	37	63	40	24
86	35	36	17	17
20	6	166	6	1
36	14	14	7	7
2	–	–	–	–
56	21	22	12	13
40,620	12,635	12,928	7,472	7,791
(997)	(297)	(376)	(221)	(663)
39,623	12,338	12,552	7,251	7,128
41,498	6,201	2,662	(282)	43,394

(109,914)	31,846	44,999	7,260	4,332
264	2,674	1,296	(107)	–
761	–	–	–	752

(278,744)	35,550	(40,771)	(27,873)	(23,961)
(1,891)	(201)	(685)	(325)	–
1,951	–	–	–	(165)
(410)	–	–	–	(12)
(387,983)	69,869	4,839	(21,045)	(19,054)
$(346,485)	$76,070	$7,501	$(21,327)	$24,340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND
Amounts in thousands	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$21,572	$9,405	$9,469	$6,769
Net realized gains (losses)	35,651	239,044	30,567	60,733
Net change in unrealized appreciation (depreciation)	(275,795)	169,072	(32,072)	43,940
Net Increase (Decrease) in Net Assets Resulting from Operations	(218,572)	417,521	7,964	111,442
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(183,063)	367,197	(10,483)	138,966
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(183,063)	367,197	(10,483)	138,966
DISTRIBUTIONS PAID:
From net investment income	(19,999)	(16,700)	(11,975)	(8,914)
From net realized gains	(230,104)	(194,080)	(41,824)	(54,822)
Total Distributions Paid	(250,103)	(210,780)	(53,799)	(63,736)
Total Increase (Decrease) in Net Assets	(651,738)	573,938	(56,318)	186,672
NET ASSETS:
Beginning of year	2,470,359	1,896,421	820,472	633,800
End of year	$1,818,621	$2,470,359	$764,154	$820,472
Accumulated Undistributed Net Investment Income (Loss)	$1,611	$(3,410)	$(261)	$1,675

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

$41,498	$22,260	$6,201	$3,971	$2,662	$(68)	$(282)	$(2,466)	$43,394	$34,664
(108,889)	187,536	34,520	78,600	46,295	81,917	7,153	106,024	5,084	11,446
(279,094)	118,020	35,349	48,017	(41,456)	114,647	(28,198)	25,091	(24,138)	22,483
(346,485)	327,816	76,070	130,588	7,501	196,496	(21,327)	128,649	24,340	68,593

(820,116)	244,616	38,698	211,763	(53,580)	355,131	(35,929)	20,488	31,611	200,857
(820,116)	244,616	38,698	211,763	(53,580)	355,131	(35,929)	20,488	31,611	200,857

(43,000)	(23,400)	(6,068)	(4,163)	(1,319)	(893)	–	–	(45,094)	(34,349)
–	–	(31,795)	–	(31,120)	–	(48,516)	–	(14,276)	(5,813)
(43,000)	(23,400)	(37,863)	(4,163)	(32,439)	(893)	(48,516)	–	(59,370)	(40,162)
(1,209,601)	549,032	76,905	338,188	(78,518)	550,734	(105,772)	149,137	(3,419)	229,288

3,451,805	2,902,773	1,048,810	710,622	1,138,398	587,664	591,747	442,610	649,149	419,861
$2,242,204	$3,451,805	$1,125,715	$1,048,810	$1,059,880	$1,138,398	$485,975	$591,747	$645,730	$649,149
$9,602	$6,855	$233	$100	$1,292	$(5)	$(1)	$(1)	$808	$1,074

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$23.13		$20.85		$12.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.10		0.05	0.01
Net realized and unrealized gains (losses)	(2.07)		4.20		9.49	2.02
Total from Investment Operations	(1.85)		4.30		9.54	2.03
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.21)		(0.16)		(0.09)	–
From net realized gains	(2.40)		(1.86)		(0.63)	–
Total Distributions Paid	(2.61)		(2.02)		(0.72)	–
Net Asset Value, End of Period	$18.67		$23.13		$20.85	$12.03
Total Return(3)	(5.86)%		20.88%		79.65%	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,818,621		$2,470,359		$1,896,421	$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.44	%(5)	1.45	%(5)	1.48%	1.50%
Expenses, before reimbursements and credits	1.52%		1.52%		1.55%	1.68%
Net investment income, net of reimbursements and credits	1.01	%(5)	0.42	%(5)	0.25%	0.54	%(6)
Net investment income, before reimbursements and credits	0.93%		0.35%		0.18%	0.36	%(6)
Portfolio Turnover Rate	46.58%		76.35%		115.05%	23.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $48,000 and $149,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2012		2011		2010	2009(1)
Net Asset Value, Beginning of Period	$18.20		$17.08		$9.87	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.17		0.23	0.15
Net realized and unrealized gains (losses)	0.09		2.56		7.66	(0.17)
Total from Investment Operations	0.30		2.73		7.89	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.26)		(0.23)		(0.22)	(0.09)
From net realized gains	(0.95)		(1.38)		(0.46)	(0.02)
Total Distributions Paid	(1.21)		(1.61)		(0.68)	(0.11)
Net Asset Value, End of Period	$17.29		$18.20		$17.08	$9.87
Total Return(3)	2.66%		16.59%		80.53%	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$764,154		$820,472		$633,800	$185,425
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.27	%(5)	1.29	%(5)	1.30%	1.30%
Expenses, before reimbursements and credits	1.47%		1.47%		1.48%	1.55%
Net investment income, net of reimbursements and credits	1.20	%(5)	0.95	%(5)	1.53%	3.68	%(6)
Net investment income, before reimbursements and credits	1.00%		0.77%		1.35%	3.43	%(6)
Portfolio Turnover Rate	64.16%		54.79%		71.54%	55.99%

(1)	Commenced investment operations on November 19, 2008.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000 and $77,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$10.17		$9.19		$6.28	$11.15	$11.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.07		0.03	0.11	0.11
Net realized and unrealized gains (losses)	(0.92)		0.98		2.93	(4.79)	(0.16)
Total from Investment Operations	(0.76)		1.05		2.96	(4.68)	(0.05)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.16)		(0.07)		(0.05)	(0.09)	(0.10)
From net realized gains	–		–		–	(0.10)	(0.59)
Total Distributions Paid	(0.16)		(0.07)		(0.05)	(0.19)	(0.69)
Net Asset Value, End of Year	$9.25		$10.17		$9.19	$6.28	$11.15
Total Return(2)	(7.24)%		11.49%		47.16%	(42.04)%	(0.84)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,242,204		$3,451,805		$2,902,773	$1,048,341	$1,504,189
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.37	%(3)	1.38	%(3)	1.41%	1.44%	1.45%
Expenses, before reimbursements and credits	1.40%		1.41%		1.42%	1.47%	1.47%
Net investment income, net of reimbursements and credits	1.44	%(3)	0.74	%(3)	0.71%	1.27%	0.96%
Net investment income, before reimbursements and credits	1.41%		0.71%		0.70%	1.24%	0.94%
Portfolio Turnover Rate	70.80%		123.93%		59.84%	69.98%	77.15%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $92,000 and $374,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2012		2011		2010	2009	2008(1)
Net Asset Value, Beginning of Period	$9.56		$8.19		$5.68	$8.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.04		0.06	0.07	0.03
Net realized and unrealized gains (losses)	0.56		1.38		2.50	(3.08)	(1.24)
Total from Investment Operations	0.61		1.42		2.56	(3.01)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.05)		(0.05)	(0.07)	(0.03)
From net realized gains	(0.27)		–		–	–	–
Total Distributions Paid	(0.32)		(0.05)		(0.05)	(0.07)	(0.03)
Net Asset Value, End of Period	$9.85		$9.56		$8.19	$5.68	$8.76
Total Return(2)	6.96%		17.36%		45.25%	(34.53)%	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,125,715		$1,048,810		$710,622	$329,025	$262,216
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.16	%(4)	1.19	%(4)	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.19%		1.20%		1.20%	1.23%	1.36%
Net investment income, net of reimbursements and credits	0.59	%(4)	0.52	%(4)	0.81%	1.01%	1.11	%(5)
Net investment income, before reimbursements and credits	0.56%		0.51%		0.81%	0.98%	0.95	%(5)
Portfolio Turnover Rate	39.43%		69.02%		48.85%	57.53%	15.71%

(1)	Commenced investment operations on October 17, 2007.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $43,000 and $99,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(5)	As the Fund commenced investment operations on October 17, 2007, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER MID CAP FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$12.59		$10.14		$6.26	$9.99	$11.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		—	(1)	0.02	0.05	0.03
Net realized and unrealized gains (losses)	0.14		2.46		3.88	(3.68)	(0.88)
Total from Investment Operations	0.17		2.46		3.90	(3.63)	(0.85)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.01)		(0.02)	(0.05)	(0.02)
From net realized gains	(0.35)		–		–	(0.05)	(0.39)
Total Distributions Paid	(0.36)		(0.01)		(0.02)	(0.10)	(0.41)
Net Asset Value, End of Year	$12.40		$12.59		$10.14	$6.26	$9.99
Total Return(2)	1.93%		24.28%		62.34%	(36.44)%	(7.91)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,059,880		$1,138,398		$587,664	$376,217	$450,531
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.17	%(3)	1.19	%(3)	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.20%		1.20%		1.20%	1.21%	1.21%
Net investment income (loss), net of reimbursements and credits	0.25	%(3)	(0.01	)%(3)	0.22%	0.59%	0.29%
Net investment income (loss), before reimbursements and credits	0.22%		(0.02)%		0.22%	0.58%	0.28%
Portfolio Turnover Rate	54.53%		62.29%		103.02%	123.45%	35.17%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000 and $68,000, which represents less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2012		2011		2010	2009	2008
Net Asset Value, Beginning of Year	$11.12		$8.85		$5.53	$8.90	$11.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	—	(1)	(0.05)		(0.03)	(0.02)	(0.04)
Net realized and unrealized gains (losses)	(0.33)		2.32		3.35	(3.34)	(1.80)
Total from Investment Operations	(0.33)		2.27		3.32	(3.36)	(1.84)
LESS DISTRIBUTIONS PAID:
From net realized gains	(0.97)		–		–	(0.01)	(0.73)
Total Distributions Paid	(0.97)		–		–	(0.01)	(0.73)
Net Asset Value, End of Year	$9.82		$11.12		$8.85	$5.53	$8.90
Total Return(2)	(1.53)%		25.79%		59.86%	(37.76)%	(16.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$485,975		$591,747		$442,610	$230,043	$292,068
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.37	%(3)	1.39	%(3)	1.40%	1.40%	1.40%
Expenses, before reimbursements and credits	1.41%		1.41%		1.41%	1.44%	1.44%
Net investment loss, net of reimbursements and credits	(0.05	)%(3)	(0.47	)%(3)	(0.44)%	(0.31)%	(0.46)%
Net investment loss, before reimbursements and credits	(0.09)%		(0.49)%		(0.45)%	(0.35)%	(0.50)%
Portfolio Turnover Rate	56.47%		192.09%		187.71%	185.25%	185.20%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment loss ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000 and $58,000, which represents 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment loss and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2012		2011		2010(1)
Net Asset Value, Beginning of Period	$10.98		$10.41		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.68		0.68		0.29
Net realized and unrealized gain (losses)	(0.29)		0.68		0.40
Total from Investment Operations	0.39		1.36		0.69
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.71)		(0.68)		(0.27)
From net realized gains	(0.22)		(0.11)		(0.01)
Total Distributions Paid	(0.93)		(0.79)		(0.28)
Net Asset Value, End of Period	$10.44		$10.98		$10.41
Total Return(3)	4.05%		13.58%		6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$645,730		$649,149		$419,861
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.07	%(5)	1.08	%(5)	1.10%
Expenses, before reimbursements and credits	1.17%		1.18%		1.21%
Net investment income, net of reimbursements and credits	6.53	%(5)	6.46	%(5)	6.04	%(6)
Net investment income, before reimbursements and credits	6.43%		6.36%		5.93	%(6)
Portfolio Turnover Rate	80.61%		43.11%		20.46%

(1)	Commenced investment operations on September 23, 2009.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000 and $88,000, which represents less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1%

Argentina – 0.2%
Arcos Dorados Holdings, Inc., Class A	213,900	$3,869

Brazil – 9.3%

Amil Participacoes S.A.	243,935	2,530

Banco Bradesco S.A. ADR	756,294	13,235

Banco do Brasil S.A.	733,659	10,421

Banco Santander Brasil S.A.	322,800	2,971

Banco Santander Brasil S.A. ADR	514,640	4,719

BM&FBovespa S.A.	228,147	1,398

BR Malls Participacoes S.A.	257,393	3,328

BRF - Brasil Foods S.A. ADR	234,000	4,682

CCR S.A.	349,269	2,826

CETIP S.A. - Mercados Organizados	521,032	8,620

Cia de Saneamento de Minas Gerais-COPASA	52,775	1,242

Cosan S.A. Industria e Comercio	38,373	713

Diagnosticos da America S.A.	184,315	1,417

EcoRodovias Infraestrutura e Logistica S.A.	611,700	5,371

Equatorial Energia S.A.	25,541	189

Ez Tec Empreendimentos e Participacoes S.A.	42,856	529

Fibria Celulose S.A.	1,653,600	13,597

Gafisa S.A. ADR	291,084	1,374

Gerdau S.A. ADR	630,070	6,067

Localiza Rent a Car S.A.	513,865	9,458

MRV Engenharia e Participacoes S.A.	431,585	3,057

Natura Cosmeticos S.A.	120,806	2,611

Obrascon Huarte Lain Brasil S.A.	7,904	333

OGX Petroleo e Gas Participacoes S.A. *	587,601	4,867

PDG Realty S.A. Empreendimentose Participacoes	610,500	2,104

Petroleo Brasileiro S.A.	95,386	1,264

Petroleo Brasileiro S.A. ADR	982,340	26,091

Petroleo Brasileiro SPON ADR	410,040	10,481

Sao Martinho S.A.	16,437	210

Sul America S.A.	94,745	878

Tim Participacoes S.A. ADR	217,100	7,004

Vale S.A.	59,903	1,399
Vale S.A. ADR	633,251	14,774
		169,760

Canada – 0.7%

Methanex Corp.	138,200	4,500
Pacific Rubiales Energy Corp.	306,209	8,945
		13,445

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Chile – 0.3%

Banco de Chile	2,806,893	$443

Banco Santander Chile ADR	28,366	2,442

Cencosud S.A.	82,747	548

Cia Cervecerias Unidas S.A.	61,656	969

Enersis S.A. ADR	21,393	432

ENTEL Chile S.A.	34,667	700

Lan Airlines S.A. ADR	21,993	640
Ripley Corp. S.A.	105,109	124
		6,298

China – 9.0%

Anhui Conch Cement Co. Ltd., Class H	963,613	3,053

Anta Sports Products Ltd.	2,993,977	3,122

Baidu, Inc. ADR*	73,090	10,654

Bank of China Ltd., Class H	5,273,106	2,130

China Communications Services Corp. Ltd., Class H	286,742	139

China Construction Bank Corp., Class H	28,693,121	22,156

China Dongxiang Group Co.	17,013,000	2,803

China Life Insurance Co. Ltd., Class H	842,785	2,186

China Merchants Bank Co. Ltd., Class H	2,894,500	5,914

China Petroleum & Chemical Corp., Class H	1,596,363	1,737

China Shanshui Cement Group Ltd.	775,530	612

China Shenhua Energy Co. Ltd., Class H	1,896,300	7,993

China Zhongwang Holdings Ltd.	275,600	99

CNOOC Ltd.	6,263,971	12,805

CNOOC Ltd. ADR	24,210	4,946

CSR Corp. Ltd., Class H	4,008,000	2,734

Ctrip.com International Ltd. ADR *	187,200	4,051

Dongfeng Motor Group Co. Ltd., Class H	3,398,217	6,182

Evergrande Real Estate Group Ltd.	3,832,000	2,061

Giant Interactive Group, Inc. ADR	103,141	505

Great Wall Motor Co. Ltd., Class H *	233,788	454

Guangzhou Automobile Group Co. Ltd., Class H	17,119,421	16,965

Guangzhou R&F Properties Co. Ltd., Class H	202,827	242

Haitian International Holdings Ltd.	40,006	45

Harbin Electric Co. Ltd., Class H	5,136,978	5,381

Huadian Power International Co., Class H *	12,768,000	3,041

Industrial & Commercial Bank of China, Class H	9,261,533	5,989

Inner Mongolia Yitai Coal Co., Class B	197,734	1,053

Jiangxi Copper Co. Ltd., Class H	2,082,000	4,782

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 9.0% – continued

Lenovo Group Ltd.	5,468,546	$4,906

Lianhua Supermarket Holdings Co. Ltd., Class H	332,644	378

Mindray Medical International Ltd. ADR	66,861	2,204

Parkson Retail Group Ltd.	4,030,731	4,587

PetroChina Co. Ltd. ADR	48,702	6,844

PetroChina Co. Ltd., Class H	1,592,024	2,238

Renhe Commercial Holdings Co. Ltd.	4,795,242	334

Soho China Ltd.	1,026,442	742

Tencent Holdings Ltd.	204,200	5,692

Yangzijiang Shipbuilding Holdings Ltd.	700,118	740
Yanzhou Coal Mining Co. Ltd., Class H	783,302	1,688
		164,187

Colombia – 0.3%

BanColombia S.A. ADR	29,543	1,910

Ecopetrol S.A.	274,017	833
Ecopetrol S.A. ADR	45,784	2,797
		5,540

Czech Republic – 1.1%

CEZ A.S.	10,103	434
Komercni Banka A.S.	93,382	18,604
		19,038

Egypt – 0.5%

Commercial International Bank Egypt S.A.E.	2,235,026	9,240

Hong Kong – 5.5%

Beijing Enterprises Holdings Ltd.	752,000	4,585

Belle International Holdings Ltd.	4,834,000	8,715

Central China Real Estate Ltd.	1,313,883	313

Chaoda Modern Agriculture Holdings Ltd. (1)*	5,742,000	–

China Mobile Ltd.	4,786,585	52,720

China Pharmaceutical Group Ltd.	1,150,448	264

China Power International Development Ltd.	12,169,400	2,663

China Resources Enterprise Ltd.	204,265	713

China Unicom Hong Kong Ltd.	430,942	725

Cosco International Holdings Ltd.	713,998	308

Galaxy Entertainment Group Ltd. *	2,240,000	6,181

GOME Electrical Appliances Holding Ltd.	2,621,632	543

Haier Electronics Group Co. Ltd. *	3,798,000	4,304

Huabao International Holdings Ltd.	4,770,891	3,122

Kingboard Laminates Holdings Ltd.	5,948,500	2,810

Pacific Basin Shipping Ltd.	8,911,600	4,796

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Hong Kong – 5.5% – continued

Shenzhen Investment Ltd.	567,332	$123

Shougang Fushan Resources Group Ltd.	4,967,595	1,682

Skyworth Digital Holdings Ltd.	994,000	464

Stella International Holdings Ltd.	682,000	1,655

Texwinca Holdings Ltd.	2,744,000	3,342
Yuexiu Real Estate Investment Trust	380,514	198
		100,226

Hungary – 0.3%

EGIS Pharmaceuticals PLC	2,006	133

Magyar Telekom Telecommunications PLC	1,292,400	3,379
OTP Bank PLC	158,475	2,754
		6,266

India – 5.5%

Allahabad Bank	25,714	94

Andhra Bank	274,706	643

Bajaj Holdings and Investment Ltd.	22,621	361

Bank of Baroda	143,086	2,231

Canara Bank	61,329	571

Central Bank of India	460,775	912

Chambal Fertilizers & Chemicals Ltd.	57,149	86

Corporation Bank	122,338	1,018

Dr. Reddy’s Laboratories Ltd. ADR	158,900	5,492

GAIL India Ltd.	475,314	3,511

Gitanjali Gems Ltd.	63,364	402

Grasim Industries Ltd.	17,474	899

Gujarat Mineral Development Corp. Ltd.	44,806	160

HCL Technologies Ltd.	465,563	4,403

HDFC Bank Ltd. ADR	293,920	10,023

Housing Development Finance Corp.	261,511	3,449

Indiabulls Financial Services Ltd.	196,556	797

Indian Bank	358,842	1,715

Infosys Ltd. ADR	102,934	5,870

Mangalore Refinery & Petrochemicals Ltd.	206,141	275

McLeod Russel India Ltd.	25,269	134

Oil & Natural Gas Corp. Ltd.	188,328	992

Patni Computer Systems Ltd. *	55,405	536

Power Finance Corp. Ltd.	372,861	1,348

State Bank of India GDR	44,790	3,690

Syndicate Bank	153,560	334

Tata Chemicals Ltd.	64,482	438

Tata Consultancy Services Ltd.	988,320	22,623

Tata Motors Ltd. ADR	70,727	1,908

UCO Bank	469,124	727

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

India – 5.5% – continued

United Phosphorus Ltd.	195,908	$499

Vijaya Bank	506,837	582
Wipro Ltd.	2,782,101	23,981
		100,704

Indonesia – 1.8%

Adaro Energy Tbk PT	24,609,345	5,190

Aneka Tambang Tbk PT	2,512,825	494

Astra Agro Lestari Tbk PT	308,320	787

Astra International Tbk PT	113,699	919

Bank Bukopin Tbk PT	3,167,276	228

Bank Mandiri Persero Tbk PT	4,470,577	3,346

Bank Rakyat Indonesia Persero Tbk PT	5,577,500	4,236

Charoen Pokphand Indonesia Tbk PT	1,491,552	451

Indo Tambangraya Megah Tbk PT	147,222	699

Indofood Sukses Makmur Tbk PT	337,693	179

Japfa Comfeed Indonesia Tbk PT	607,000	274

Kalbe Farma Tbk PT	1,549,099	601

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,911,060	600

Sampoerna Agro PT	633,000	247

Semen Gresik Persero Tbk PT	5,369,000	7,193

Tambang Batubara Bukit Asam Persero

Tbk PT	987,688	2,213
United Tractors Tbk PT	1,237,000	4,461
		32,118

Israel – 0.2%
Israel Chemicals Ltd.	281,357	3,231

Malaysia – 1.3%

Axiata Group Bhd.	3,304,800	5,595

Berjaya Sports Toto Bhd.	164,604	235

British American Tobacco Malaysia Bhd.	24,392	451

DiGi.Com Bhd.	806,698	1,066

DRB-Hicom Bhd.	678,262	558

Genting Malaysia Bhd.	3,306,122	4,229

Hong Leong Financial Group Bhd.	155,540	623

KLCC Property Holdings Bhd.	138,522	154

Kulim Malaysia Bhd.	141,200	193

Lafarge Malayan Cement Bhd.	157,548	370

Malayan Banking Bhd.	350,558	1,015

Malaysia Building Society	715,444	509

Media Prima Bhd.	107,350	94

Multi-Purpose Holdings Bhd.	155,845	140

Parkson Holdings Bhd.	233,081	409

Petronas Chemicals Group Bhd.	947,900	2,084

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Malaysia – 1.3% – continued

Petronas Dagangan Bhd.	75,516	$466

Sime Darby Bhd.	1,678,200	5,333

Telekom Malaysia Bhd.	121,787	211
Tradewinds Malaysia Bhd.	29,838	93
		23,828

Mexico – 6.5%

Alfa S.A.B. de C.V., Class A	98,557	1,419

America Movil S.A.B. de C.V., Series L ADR	1,542,751	38,307

America Movil S.A.B. de C.V., Series L	1,675,743	2,085

Arca Continental S.A.B. de C.V.	1,890,472	9,035

Corporacion GEO S.A.B. de C.V., Series B *	1,446,348	2,257

Desarrolladora Homex S.A.B. de C.V. ADR *	117,464	2,204

Fomento Economico Mexicano S.A.B. de C.V. ADR	84,164	6,924

Gruma S.A.B. de C.V., Class B *	248,549	662

Grupo Bimbo S.A.B. de C.V., Series A	3,026,000	7,062

Grupo Financiero Banorte S.A.B. de C.V., Class O	2,666,242	11,850

Grupo Herdez S.A.B. de C.V.	36,359	75

Grupo Mexico S.A.B. de C.V., Series B	2,040,381	6,442

Grupo Televisa S.A.B. ADR	1,196,483	25,222
Industrias C.H. S.A.B. de C.V., Series B *	982,444	4,707
		118,251

Netherlands – 0.2%
Yandex N.V., Class A *	100,800	2,709

Norway – 0.0%
STX OSV Holdings Ltd. *	210,000	295

Panama – 0.6%
Copa Holdings S.A., Class A	126,400	10,011

Peru – 0.5%

BBVA Banco Continental S.A.	115,255	294

Credicorp Ltd.	61,100	8,054

Intergroup Financial Services Corp. *	9,652	318
Sociedad Minera Cerro Verde SAA *	4,291	181
		8,847

Philippines – 0.5%

Metropolitan Bank & Trust	4,210,757	8,567
Universal Robina Corp.	78,289	115
		8,682

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Poland – 0.5%

Bank Pekao S.A.	72,111	$3,597

Cyfrowy Polsat S.A. *	770,346	3,465

KGHM Polska Miedz S.A.	26,320	1,212

Polski Koncern Naftowy Orlen S.A. *	81,176	975
Polskie Gornictwo Naftowe i Gazownictwo S.A.	229,702	299
		9,548

Portugal – 0.2%
Jeronimo Martins SGPS S.A. *	207,395	4,227

Qatar – 0.2%
Industries Qatar QSC	78,475	3,030

Russia – 5.0%

Federal Grid Co. Unified Energy System JSC	144,387,627	1,542

Gazprom OAO ADR	1,369,748	16,751

Lukoil OAO ADR	219,647	13,249

Magnit OJSC GDR (Registered)	283,303	8,262

Magnitogorsk Iron & Steel Works GDR (Registered) *	240,387	1,426

Mail.ru Group Ltd. GDR (Registered) *	85,264	3,367

MMC Norilsk Nickel OJSC ADR	66,545	1,219

Mobile Telesystems OJSC ADR	191,845	3,518

NovaTek OAO GDR (Registered)	38,909	5,284

Novolipetsk Steel OJSC GDR (Registered)	153,836	3,198

Rosneft Oil Co. GDR (Registered)	446,050	3,164

Sberbank of Russia	6,095,071	19,715

Sberbank of Russia ADR *	249,831	3,239

Severstal OAO GDR (Registered)	45,309	605

Surgutneftegas OJSC ADR	61,423	602

Tatneft ADR	6,587	269
TMK OAO GDR (Registered)	440,976	5,915
		91,325

Singapore – 0.0%
China Yuchai International Ltd.	36,629	581

South Africa – 8.6%

ABSA Group Ltd.	152,184	3,097

African Bank Investments Ltd.	472,919	2,459

Aspen Pharmacare Holdings Ltd. *	268,620	4,153

Aveng Ltd.	372,300	1,899

Barloworld Ltd.	2,216,452	28,902

Bidvest Group Ltd.	132,069	3,098

Clicks Group Ltd.	987,410	5,765

Emira Property Fund	102,646	166

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Africa – 8.6% – continued

Exxaro Resources Ltd.	221,591	$5,734

FirstRand Ltd.	3,128,161	9,670

Fountainhead Property Trust	362,657	345

Gold Fields Ltd.	84,519	1,166

Imperial Holdings Ltd.	275,063	5,567

Investec Ltd.	152,772	940

Kumba Iron Ore Ltd.	14,596	1,003

Liberty Holdings Ltd.	84,881	1,002

Life Healthcare Group Holdings Ltd.	217,494	709

Massmart Holdings Ltd.	429,568	9,078

MTN Group Ltd.	275,932	4,860

Naspers Ltd., Class N	182,313	10,244

Reunert Ltd.	50,960	465

RMB Holdings Ltd.	157,148	642

Sanlam Ltd.	16,978	74

Sasol Ltd.	124,038	6,009

Standard Bank Group Ltd.	1,064,421	15,458
Truworths International Ltd.	3,149,730	33,155
		155,660

South Korea – 15.3%

BS Financial Group, Inc.	659,899	7,716

CJ CheilJedang Corp.	2,243	665

CJ Corp.	9,372	704

Daelim Industrial Co. Ltd.	6,642	719

Daesang Corp.	32,357	448

Daishin Securities Co. Ltd. *	17,022	167

Daou Technology, Inc.	44,581	517

Dongbu Insurance Co. Ltd. *	104,362	4,511

Doosan Corp.	6,855	914

E-Mart Co. Ltd.	31,479	6,926

Grand Korea Leisure Co. Ltd.	194,870	3,784

GS Holdings	82,331	4,722

Halla Climate Control Corp.	49,022	955

Hana Financial Group, Inc.	142,785	5,385

Hankook Tire Co. Ltd.	470,461	17,504

Hynix Semiconductor, Inc. *	46,150	1,193

Hyundai Department Store Co. Ltd.	20,448	3,142

Hyundai Hysco Co. Ltd.	17,198	606

Hyundai Mipo Dockyard	36,200	4,356

Hyundai Motor Co.	115,127	23,900

Industrial Bank of Korea	384,160	4,667

KB Financial Group, Inc. ADR *	235,428	8,640

Kia Motors Corp.	13,980	915

Kolon Industries, Inc.	2,995	198

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 15.3% – continued

Korea Gas Corp.	22,860	$870

KP Chemical Corp.	7,293	100

KT Corp.	14,053	388

KT&G Corp.	17,707	1,254

LG Chem Ltd.	26,461	8,653

LG Electronics, Inc.	119,801	8,764

Neowiz Games Corp. *	5,334	165

NHN Corp.	67,377	15,468

NongShim Co. Ltd.	986	198

POSCO	137	46

POSCO ADR	40,900	3,423

Samsung Electronics Co. Ltd.	78,366	88,253

Samsung Engineering Co. Ltd.	26,821	5,734

Samsung Heavy Industries Co. Ltd.	196,477	6,559

Shinhan Financial Group Co. Ltd.	599,993	23,194

SK Chemicals Co. Ltd.	7,248	410

SK Holdings Co. Ltd.	8,040	1,048

SK Innovation Co. Ltd.	4,401	644

SK Telecom Co. Ltd.	31,077	3,846

SK Telecom Co. Ltd. ADR	63,300	880

Taekwang Industrial Co. Ltd.	155	160
Woongjin Coway Co. Ltd.	129,341	4,293
		277,604

Sweden – 0.1%
Oriflame Cosmetics S.A. SDR	50,275	1,940

Taiwan – 8.7%

Advanced Semiconductor Engineering, Inc. ADR	152,930	784

Advanced Semiconductor Engineering, Inc.	2,533,000	2,538

Asustek Computer, Inc.	144,923	1,369

Catcher Technology Co. Ltd.	315,000	2,226

Chicony Electronics Co. Ltd.	192,945	379

Chunghwa Telecom Co. Ltd.	239,693	738

Compal Electronics, Inc.	2,467,000	2,775

E Ink Holdings, Inc.	673,046	878

Farglory Land Development Co. Ltd.	351,870	708

Feng Hsin Iron & Steel Co.	117,000	207

Formosa Chemicals & Fibre Corp.	49,041	143

Highwealth Construction Corp.	195,206	339

Hon Hai Precision Industry Co. Ltd.	10,429,752	40,470

Hon Hai Precision Industry Co. Ltd., GDR (Registered)	115,775	904

Inventec Corp.	920,287	403

Largan Precision Co. Ltd.	46,000	916

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Taiwan – 8.7% – continued

Lite-On Technology Corp.	880,491	$1,065

Pegatron Corp.	933,383	1,455

Phison Electronics Corp.	140,698	1,204

Pou Chen Corp.	1,103,147	959

President Chain Store Corp.	3,466,721	19,266

Radiant Opto-Electronics Corp.	315,120	1,414

Silitech Technology Corp.	142,441	327

Soft-World International Corp.	230,654	518

Standard Foods Corp.	278,000	947

Synnex Technology International Corp.	1,825,242	4,556

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,408,036	21,515

Taiwan Semiconductor Manufacturing Co. Ltd.	12,012,542	34,558

Teco Electric and Machinery Co. Ltd.	1,447,497	998

TSRC Corp.	354,867	908

U-Ming Marine Transport Corp.	87,804	151

Unimicron Technology Corp.	2,554,815	3,166

Uni-President Enterprises Corp.	823,125	1,139

United Microelectronics Corp.	1,589,074	776

Wistron Corp.	1,026,084	1,546
Yageo Corp.	17,836,903	5,396
		157,641

Thailand – 2.6%

Bangkok Bank PCL (Registered)	638,263	4,008

Bangkok Bank PCL NVDR	767,992	4,598

Banpu PCL (Registered)	156,327	3,090

Banpu PCL NVDR	312,900	6,162

Big C Supercenter PCL NVDR *	60,200	320

CP ALL PCL NVDR	404,936	859

Kasikornbank PCL (Registered)	858,855	4,351

Kasikornbank PCL NVDR	1,487,500	7,418

Kiatnakin Bank PCL (Registered)	187,100	224

Krung Thai Bank PCL (Registered)	829,734	471

Land and Houses PCL (Registered)	683,300	155

Land and Houses PCL NVDR	29,490,021	6,584

PTT PCL NVDR	593,300	6,797

Siam Commercial Bank PCL NVDR	222,313	1,036

Siam Makro PCL (Registered)	17,800	206

Thai Beverage PCL	455,694	118
Total Access Communication PCL NVDR	162,192	431
		46,828

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Turkey – 2.8%

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	96,010	$1,342

Asya Katilim Bankasi A.S. *	1,634,100	1,798

Ford Otomotiv Sanayi A.S.	357,352	3,368

Haci Omer Sabanci Holding A.S.	946,441	4,070

Koza Altin Isletmeleri A.S.	391,300	7,425

Tofas Turk Otomobil Fabrikasi A.S.	223,510	956

Tupras Turkiye Petrol Rafinerileri A.S.	810,909	20,730

Turkiye Garanti Bankasi A.S.	987,468	3,914

Turkiye Sinai Kalkinma Bankasi A.S.	3,335,116	4,193

Turkiye Sise ve Cam Fabrikalari A.S.	574,152	1,093

Turkiye Vakiflar Bankasi Tao, Class D	1,380,475	2,620
Ulker Biskuvi Sanayi A.S.	51,738	164
		51,673

United Arab Emirates – 0.0%
Aldar Properties PJSC	2,484,175	825

United Kingdom – 2.0%

Afren PLC *	2,900,240	6,196

African Minerals Ltd. *	427,917	3,793

Anglo American PLC	479,237	17,849

BHP Billiton PLC	128,113	3,907
SABMiller PLC	92,819	3,720
		35,465

United States – 1.8%

Central European Media Enterprises Ltd., Class A *	371,176	2,635

Cognizant Technology Solutions Corp., Class A *	105,900	8,149

First Cash Financial Services, Inc. *	83,000	3,560
Tenaris S.A. ADR	472,744	18,073
		32,417
Total Common Stocks (2)
(Cost $1,474,754)		1,675,309

PREFERRED STOCKS – 4.3%

Brazil – 4.3%

Banco Bradesco S.A.	31,006	540

Banco do Estado do Rio Grande do Sul	81,506	880

Bradespar S.A.	31,450	598

Cia de Bebidas das Americas ADR	212,945	8,799

Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	46,279	972

Itau Unibanco Holding S.A.	59,894	1,145

Itau Unibanco Holding S.A. ADR	1,675,695	32,157

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.3% – continued

Brazil – 4.3% – continued

Klabin S.A.	264,249	$1,223

Lojas Americanas S.A.	1,112,400	10,469

Marcopolo S.A.	1,052,100	5,349

Metalurgica Gerdau S.A.	92,084	1,126

Petroleo Brasileiro S.A.	522,756	6,658

TAM S.A.	16,297	404

Tele Norte Leste Participacoes S.A. ADR	43,216	490

Usinas Siderurgicas de Minas Gerais S.A., Class A	790,600	5,202
Vale S.A.	133,538	3,021
		79,033
Total Preferred Stocks (2)
(Cost $72,452)		79,033

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 1.3%

India – 0.3%

Maruti Suzuki India Ltd., Exp. 2/9/15 *	197,850	$5,251

Taiwan – 1.0%

Catcher Technology Co. Ltd., Exp. 1/20/15 *	81,800	576

Chinatrust Financial Holding Co. Ltd., Exp. 3/9/16, $ 0.01 *	10,561,951	6,612

Hon Hai Precision Industry Co. Ltd., Exp. 1/17/17(3) (4) *	2,013,000	7,786

Largan Precision Co. Ltd., Exp. 7/8/13 *	47,500	934
TPK Holding Co. Ltd., Exp. 1/17/17 *	165,700	2,674
Total Warrants (2)
(Cost $23,579)		23,833

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.9%
Northern Institutional Funds - Diversified Assets Portfolio (5)(6)	33,932,405	$33,932
Total Investment Companies
(Cost $33,932)		33,932

Total Investments – 99.6%
(Cost $1,604,717)		1,812,107
Other Assets less Liabilities – 0.4%		6,514
NET ASSETS – 100.0%		$1,818,621

(1)	Security has been deemed worthless.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately $7,786,000 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Hon Hai Precision Industry Co. Ltd., Exp. 1/17/17	11/11/11-3/28/12	$5,688

(5)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $67,513,000 with net sales of approximately $33,581,000 during the fiscal year ended March 31, 2012.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.2%
Consumer Staples	6.4
Energy	12.9
Financials	22.4
Health Care	1.0
Industrials	7.0
Information Technology	19.4
Materials	8.7
Telecommunication Services	7.2
Utilities	0.8

Total	100.0%

At March 31, 2012, the Multi-Manager Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	26.8%
Korean Won	14.9
Hong Kong Dollar	13.1
South African Rand	10.2
Taiwan Dollar	7.6
Brazilian Real	6.7
All other currencies less than 5%	20.7

Total	100.0%

At March 31, 2012, the Multi-Manager Emerging Markets Equity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Hong Kong Dollar	7,159	United States Dollar	922	4/2/12	$– *
United States Dollar	432	Korean Won	489,313	4/2/12	(1)

Total					$(1)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$41,263	$196,297	$–	$237,560
Consumer Staples	11,607	93,344	–	104,951
Energy	79,009	144,339	–	223,348
Financials	53,722	303,016	–	356,738
Health Care	7,696	9,806	–	17,502
Industrials	11,232	106,990	–	118,222
Information Technology	50,187	282,424	–	332,611
Materials	28,945	114,915	–	143,860
Telecommunication Services	49,709	76,884	–	126,593
Utilities	432	13,492	–	13,924
Preferred Stocks
Consumer Discretionary	–	10,469	–	10,469
Consumer Staples	8,799	–	–	8,799
Energy	–	6,658	–	6,658
Financials	32,157	2,565	–	34,722
Industrials	–	5,753	–	5,753
Materials	–	11,170	–	11,170
Telecommunication Services	490	–	–	490
Utilities	–	972	–	972
Warrants
Consumer Discretionary	5,251	–	–	5,251
Financials	6,612	–	–	6,612
Information Technology	11,970	–	–	11,970
Investment Companies	33,932	–	–	33,932

Total Investments	$433,013	$1,379,094	$–	$1,812,107

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency Exchange Contracts	$–	$– *	$–	$– *
Liabilities
Foreign Currency Exchange Contracts	–	(1)	–	(1)

Total Other Financial Investments	$–	$(1)	$–	$(1)

*	Amount rounds to less than one thousand.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/12 (000s)
Common Stock Industrials	$5,518	$–	$(276)	$140	$–	$–	$(5,382)	$–	$–	$–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9%

Australia – 5.1%

BGP Holdings PLC - (Fractional Shares) *	3,277,404	$–

Centro Retail Australia *	818,540	1,560

Commonwealth Property Office Fund	2,121,882	2,165

Dexus Property Group	2,182,057	1,966

Goodman Group	3,751,442	2,686

GPT Group	2,354,244	7,610

Investa Office Fund	1,663,800	1,094

Mirvac Group	427,848	519

Stockland	2,613,477	7,971

Westfield Group	1,233,066	11,342
Westfield Retail Trust	859,251	2,296
		39,209

Austria – 0.1%
Atrium European Real Estate Ltd.	230,302	1,131

Brazil – 0.5%

Aliansce Shopping Centers S.A.	148,090	1,405

BR Properties S.A.	87,908	1,123

MRV Engenharia e Participacoes S.A.	142,300	1,008
Sonae Sierra Brasil S.A.	31,900	509
		4,045

Canada – 3.5%

Boardwalk Real Estate Investment Trust	148,700	8,512

Calloway Real Estate Investment Trust	49,200	1,337

Canadian Real Estate Investment Trust	23,800	881

Cominar Real Estate Investment Trust	20,500	481

Dundee Real Estate	15,648	552

Dundee Real Estate Investment Trust	31,294	1,104

Primaris Retail Real Estate Investment Trust	148,004	3,211
RioCan Real Estate Investment Trust	382,625	10,368
		26,446

China – 1.7%

Agile Property Holdings Ltd.	2,253,000	2,609

Country Garden Holdings Co. Ltd.	16,408,801	6,292

Evergrande Real Estate Group Ltd.	4,129,000	2,221
Longfor Properties Co. Ltd.	1,210,500	1,700
		12,822

France – 4.0%

Fonciere Des Regions	12,432	998

Gecina S.A.	18,390	1,920

ICADE	72,490	6,463

Klepierre	72,578	2,523

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

France – 4.0% continued

Societe Immobiliere de Location pour I’Industrie et le Commerce	6,220	$686
Unibail-Rodamco S.E.	91,665	18,338
		30,928

Germany – 0.7%

Deutsche Wohnen A.G. (Bearer)	210,000	3,105

GAGFAH S.A. *	142,194	1,204
GSW Immobilien A.G. *	31,888	1,103
		5,412

Hong Kong – 15.3%

Cheung Kong Holdings Ltd.	104,100	1,344

China Overseas Land & Investment Ltd.	6,914,440	13,130

China Resources Land Ltd.	2,415,000	4,149

Great Eagle Holdings Ltd.	142,900	405

Hang Lung Properties Ltd.	3,013,696	11,059

Hongkong Land Holdings Ltd.	2,693,670	15,711

Hysan Development Co. Ltd.	2,006,770	8,034

Kerry Properties Ltd.	2,351,600	10,541

KWG Property Holding Ltd.	1,931,500	1,118

Lifestyle International Holdings Ltd.	3,294,400	8,366

Link REIT (The)	602,300	2,241

Shangri-La Asia Ltd.	3,472,333	7,576

Sino Land Co. Ltd.	2,879,773	4,623

Sun Hung Kai Properties Ltd.	1,627,042	20,338

Swire Pacific Ltd., Class A	247,500	2,773
Wharf Holdings Ltd.	984,090	5,357
		116,765

Japan – 7.6%

Advance Residence Investment Corp.	516	981

Aeon Mall Co. Ltd.	275,000	6,415

Daiwa House Industry Co. Ltd.	420,000	5,594

Japan Real Estate Investment Corp.	230	2,032

Japan Retail Fund Investment Corp.	694	1,032

Kenedix Realty Investment Corp.	196	721

Mitsubishi Estate Co. Ltd.	779,680	14,062

Mitsui Fudosan Co. Ltd.	1,000,596	19,382

Nippon Accommodations Fund, Inc.	84	542

Nippon Building Fund, Inc.	115	1,096

Nomura Real Estate Holdings, Inc.	52,000	927

Sumitomo Realty & Development Co. Ltd.	45,000	1,098

Tokyo Tatemono Co. Ltd. *	360,000	1,475
United Urban Investment Corp.	2,098	2,396
		57,753

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Mexico – 0.1%
Fibra Uno Administracion S.A. de C.V.	586,751	$1,155

Netherlands – 0.6%

Corio N.V.	49,039	2,585
Eurocommercial Properties N.V. - CVA	58,500	2,220
		4,805

Norway – 0.1%
Norwegian Property ASA	414,097	646

Philippines – 0.4%

Ayala Land, Inc.	2,332,600	1,127
SM Prime Holdings, Inc.	4,234,834	1,668
		2,795

Singapore – 4.3%

CapitaCommercial Trust	1,665,000	1,615

CapitaLand Ltd.	3,454,200	8,568

CapitaMall Trust	1,910,100	2,742

CapitaMalls Asia Ltd.	913,000	1,187

CDL Hospitality Trusts	830,000	1,147

City Developments Ltd.	720,000	6,498

Global Logistic Properties Ltd. *	4,016,100	7,025
Keppel Land Ltd.	1,496,000	4,154
		32,936

Spain – 0.6%
Melia Hotels International S.A.	692,900	4,713

Sweden – 0.9%

Castellum AB	378,912	4,779

Fabege AB	182,815	1,575
Hufvudstaden AB, Class A	50,180	530
		6,884

Thailand – 0.7%
Central Pattana PCL (Registered)	3,460,000	5,158

United Kingdom – 5.5%

British Land Co. PLC	627,833	4,820

Derwent London PLC	374,194	10,458

Great Portland Estates PLC	751,580	4,334

Hammerson PLC	1,084,301	7,211

Land Securities Group PLC	792,141	9,157

Safestore Holdings PLC	268,600	507

Segro PLC	715,391	2,688
Shaftesbury PLC	340,000	2,677
		41,852

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 45.2%

Alexandria Real Estate Equities, Inc.	54,100	$3,957

American Campus Communities, Inc.	88,200	3,944

Apartment Investment & Management Co., Class A	128,538	3,395

AvalonBay Communities, Inc.	43,742	6,183

BioMed Realty Trust, Inc.	94,304	1,790

Boston Properties, Inc.	156,300	16,410

BRE Properties, Inc.	59,800	3,023

Brookdale Senior Living, Inc. *	60,071	1,124

Brookfield Office Properties, Inc. *	524,465	9,152

Colonial Properties Trust	76,938	1,672

CubeSmart	188,968	2,249

DDR Corp. *	479,800	7,005

Douglas Emmett, Inc. *	169,700	3,871

DuPont Fabros Technology, Inc.	112,293	2,746

Education Realty Trust, Inc.	206,887	2,243

Equity Residential	343,489	21,509

Essex Property Trust, Inc.	93,200	14,121

Federal Realty Investment Trust	63,500	6,146

First Industrial Realty Trust, Inc. *	204,591	2,527

General Growth Properties, Inc.	490,585	8,335

HCP, Inc.	239,831	9,464

Health Care REIT, Inc.	202,400	11,124

Hersha Hospitality Trust	395,723	2,161

Highwoods Properties, Inc.	34,700	1,156

Host Hotels & Resorts, Inc.	694,978	11,412

Hyatt Hotels Corp., Class A *	113,344	4,842

Kilroy Realty Corp.	64,810	3,021

Kimco Realty Corp.	122,600	2,361

Liberty Property Trust	135,378	4,836

Macerich (The) Co.	84,121	4,858

Mack-Cali Realty Corp.	98,085	2,827

Orient-Express Hotels Ltd., Class A *	169,253	1,726

Pebblebrook Hotel Trust	33,700	761

Post Properties, Inc.	46,900	2,198

ProLogis, Inc.	648,041	23,342

Public Storage	96,397	13,319

Regency Centers Corp.	66,611	2,963

Simon Property Group, Inc.	308,278	44,910

SL Green Realty Corp.	158,304	12,276

Sovran Self Storage, Inc.	60,515	3,015

Starwood Hotels & Resorts Worldwide, Inc.	140,658	7,934

Tanger Factory Outlet Centers	93,610	2,783

Taubman Centers, Inc.	86,100	6,281

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 45.2% continued
UDR, Inc.	343,122	$9,165
Ventas, Inc.	276,124	15,767
Vornado Realty Trust	193,340	16,279
Weingarten Realty Investors	111,749	2,953
		345,136
Total Common Stocks (1)
(Cost $575,729) (1)		740,591
INVESTMENT COMPANIES – 2.2%
Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	16,417,101	16,417
Total Investment Companies
(Cost $16,417)		16,417

Total Investments – 99.1%
(Cost $592,146)		757,008
Other Assets less Liabilities – 0.9%		7,146
NET ASSETS – 100.0%		$764,154

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $32,987,000 with net sales of approximately $16,570,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager Global Real Estate Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Department Stores	1.1%
Diversified Real Estate Activities	14.9
Diversified REITs	9.6
Home Care Facilities	0.1
Homebuilding	0.1
Hotels, Resorts & Cruise Lines	3.6
Industrial REITs	4.2

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Office REITs	9.9%
Real Estate Development	5.6
Real Estate Operating
Companies	9.6
Residential REITs	10.5
Retail REITs	21.3
Specialized REITs	9.5

Total	100.0%

At March 31, 2012, the Multi-Manager Global Real Estate Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.7%
Hong Kong Dollar	15.4
Japanese Yen	7.8
Euro	6.3
British Pound	5.7
Australian Dollar	5.3
All other currencies less than 5%	10.8

Total	100.0%

At March 31, 2012, the Multi-Manager Global Real Estate Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSSES) (000s)
Australian Dollar	248	United States Dollar	258	4/2/12	$1
British Pound	100	United States Dollar	159	4/2/12	(1)
Canadian Dollar	4	United States Dollar	4	4/2/12	–*
Japanese Yen	63,327	United States Dollar	762	4/2/12	(4)
Japanese Yen	38,335	United States Dollar	461	4/2/12	(2)
Japanese Yen	49,120	United States Dollar	591	4/2/12	(3)
United States Dollar	537	Japanese Yen	44,408	4/2/12	– *
United States Dollar	93	Norwegian Krone	531	4/2/12	1
Australian Dollar	344	United States Dollar	355	4/3/12	(1)
Hong Kong Dollar	30,100	United States Dollar	3,876	4/3/12	– *
United States Dollar	142	Japanese Yen	11,709	4/3/12	(1)
United States Dollar	28	Norwegian Krone	160	4/3/12	– *
Australian Dollar	32	United States Dollar	33	4/4/12	– *

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	839	Japanese Yen	69,492	4/4/12	$ – *
United States Dollar	12	Norwegian Krone	70	4/4/12	– *

Total					$(10)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Global Real Estate Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$14,503	$21,663	$–	$36,166
Financials	355,954	347,346	–	703,300
Health Care	1,125	–	–	1,125
Investment Companies	16,417	–	–	16,417
Total Investments	$387,999	$369,009	$–	$757,008

OTHER FINANCIAL INSTRUMENTS
Assets
Foreign Currency Exchange Contracts	$–	$2	$–	$2
Liabilities
Foreign Currency Exchange Contracts	–	(12)	–	(12)
Total Other Financial Investments	$–	$(10)	$–	$(10)

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7%

Australia – 1.6%

Alumina Ltd.	2,751,473	$3,521

Australia & New Zealand Banking Group Ltd.	410,545	9,892

Iluka Resources Ltd.	151,485	2,793

Incitec Pivot Ltd.	1,398,222	4,563

Newcrest Mining Ltd.	267,685	8,234

Oil Search Ltd.	278,583	2,012
Telstra Corp. Ltd.	1,513,000	5,155
		36,170

Austria – 0.2%

Andritz A.G.	20,879	2,042
Erste Group Bank A.G.	146,340	3,369
		5,411

Belgium – 1.2%

Anheuser-Busch InBev N.V.	136,530	9,949

Belgacom S.A.	230,358	7,404
Delhaize Group S.A.	168,400	8,853
		26,206

Brazil – 2.9%

Arezzo Industria e Comercio S.A.	10,000	172

Banco Bradesco S.A. ADR	573,100	10,029

BR Malls Participacoes S.A.	143,000	1,849

BR Properties S.A.	92,300	1,179

CCR S.A.	273,000	2,209

Centrais Eletricas Brasileiras S.A.	531,568	4,939

CETIP S.A. – Mercados Organizados	71,900	1,190

Cia de Saneamento Basico do Estado de

Sao Paulo ADR	268,900	20,603

Cia Hering	90,276	2,332

Cielo S.A.	30,200	1,019

Fibria Celulose S.A. ADR	89,060	747

Iochpe-Maxion S.A.	56,200	1,108

Odontoprev S.A.	43,400	730

OGX Petroleo e Gas Participacoes S.A. *	187,900	1,556

Petroleo Brasileiro S.A.	215,500	2,856

Petroleo Brasileiro S.A. ADR	179,900	4,778

T4F Entretenimento S.A. *	85,700	793

Tractebel Energia S.A.	76,300	1,358
Vale S.A. ADR	215,600	5,030
		64,477

Canada – 6.5%

Agrium, Inc.	190,804	16,480

Alimentation Couche Tard, Inc., Class B	94,260	3,095

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Canada – 6.5% – continued

Barrick Gold Corp.	273,209	$11,879

Brookfield Asset Management, Inc., Class A	199,588	6,301

Cameco Corp.	390,136	8,384

Canadian Natural Resources Ltd.	52,100	1,727

Celtic Exploration Ltd. *	19,334	282

Cenovus Energy, Inc.	57,149	2,057

CI Financial Corp.	93,902	2,141

Crescent Point Energy Corp.	35,931	1,547

Dollarama, Inc.	40,679	1,897

Encana Corp.	184,479	3,623

Home Capital Group, Inc.	3,949	199

Intact Financial Corp.	10,330	621

Intact Financial Corp. (Toronto Exchange)	19,725	1,187

Kinross Gold Corp.	853,717	8,358

Kinross Gold Corp. (Toronto Exchange)	397,160	3,882

Lundin Mining Corp. *	871,420	3,905

Magna International, Inc.	105,500	5,036

Manulife Financial Corp.	731,300	9,909

Metro, Inc.	24,636	1,313

Nexen, Inc.	689,761	12,657

Niko Resources Ltd.	108,593	3,820

Peyto Exploration & Development Corp.	99,187	1,629

Precision Drilling Corp. *	197,639	1,985

Talisman Energy, Inc.	241,830	3,040

Talisman Energy, Inc. (New

York Exchange)	345,933	4,359

Tim Hortons, Inc.	59,311	3,173

Toronto-Dominion Bank (The)	123,800	10,517
Yamana Gold, Inc.	712,600	11,131
		146,134

Chile – 0.4%

Banco Santander Chile ADR	26,097	2,247

CFR Pharmaceuticals S.A.	3,684,778	920

ENTEL Chile S.A.	70,218	1,419

Parque Arauco S.A.	790,156	1,601

Sociedad Quimica y Minera de

Chile S.A. ADR	33,750	1,980
Sonda S.A.	234,704	699
		8,866

China – 1.6%

China BlueChemical Ltd., Class H	1,430,000	1,082

China Life Insurance Co. Ltd., Class H	1,225,000	3,177

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

China – 1.6% – continued

China Pacific Insurance Group Co. Ltd.,

Class H	516,000	$1,609

China Petroleum & Chemical Corp.,

Class H	4,773,700	5,193

CNOOC Ltd.	2,271,000	4,643

Dongfeng Motor Group Co. Ltd., Class H	790,000	1,437

Dongyue Group	1,395,000	1,282

Hollysys Automation Technologies Ltd. *	30,728	326

Lenovo Group Ltd.	4,414,000	3,960

PetroChina Co. Ltd., Class H	4,574,000	6,429

Spreadtrum Communications, Inc. ADR	27,094	447

Sun Art Retail Group Ltd. *	778,500	1,057

WuXi PharmaTech Cayman, Inc. ADR*	35,893	517
Yanzhou Coal Mining Co. Ltd. ADR	202,200	4,370
		35,529

Colombia – 0.1%
Ecopetrol S.A.	680,232	2,067

Denmark – 0.9%

Coloplast A/S, Class B	17,461	3,029

Novo Nordisk A/S, Class B	100,590	13,951

SimCorp A/S	4,126	721
William Demant Holding A/S *	29,465	2,749
		20,450

Finland – 0.7%

Nokia OYJ	848,141	4,641

Nokia OYJ ADR	1,354,830	7,438
Nokian Renkaat OYJ	67,734	3,299
		15,378

France – 7.9%

Accor S.A.	98,130	3,510

Alstom S.A.	186,263	7,263

Areva S.A. *	138,936	3,064

Arkema S.A.	26,425	2,467

AXA S.A.	868,499	14,412

BNP Paribas S.A.	171,979	8,169

Cap Gemini S.A.	114,900	5,140

Carrefour S.A.	566,725	13,578

Christian Dior S.A.	32,655	5,009

Cie de St-Gobain	85,660	3,828

Cie Generale d’Optique Essilor

International S.A.	97,242	8,668

Danone	115,610	8,062

EDF S.A.	222,632	5,077

France – 7.9% – continued

France Telecom S.A.	909,903	$13,498

JCDecaux S.A. *	113,330	3,467

L’Oreal S.A.	84,288	10,395

Pernod-Ricard S.A.	77,780	8,132

Sanofi	333,694	25,871

Schneider Electric S.A.	133,900	8,743

Thales S.A.	151,071	5,651

Total S.A.	75,746	3,861

Unibail-Rodamco S.E.	38,210	7,644
Vivendi S.A.	104,037	1,912
		177,421

Germany – 5.7%

Adidas A.G.	50,970	3,979

Allianz S.E. (Registered)	191,007	22,827

BASF S.E.	64,556	5,653

Bayer A.G. (Registered)	108,117	7,611

Bayerische Motoren Werke A.G.	79,712	7,168

Brenntag A.G.	12,650	1,550

Daimler A.G. (Registered)	136,750	8,245

Deutsche Bank A.G. (Registered)	116,812	5,811

Deutsche Boerse A.G.	75,900	5,111

E.ON A.G.	219,830	5,265

Gerry Weber International A.G.	32,333	1,241

Linde A.G.	63,080	11,319

MTU Aero Engines Holding A.G.	30,313	2,443

SAP A.G.	301,056	21,024

Siemens A.G. (Registered)	126,861	12,805
Symrise A.G.	179,295	5,187
		127,239

Hong Kong – 1.8%

AIA Group Ltd.	1,783,800	6,532

Cathay Pacific Airways Ltd.	2,280,400	4,220

Cheung Kong Holdings Ltd.	742,417	9,584

China High Precision Automation

Group Ltd.	392,000	76

China Mobile Ltd.	693,000	7,633

Hang Lung Properties Ltd.	624,000	2,290

Hang Seng Bank Ltd.	398,100	5,296

Hutchison Telecommunications Hong Kong

Holdings Ltd.	2,969,000	1,257

SA SA International Holdings Ltd.	1,174,000	682

SmarTone Telecommunications

Holding Ltd.	618,500	1,269

Value Partners Group Ltd.	1,236,000	745

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Hong Kong – 1.8% – continued
Yingde Gases	754,000	$856
		40,440

India – 0.8%

HDFC Bank Ltd. ADR	132,560	4,520

Infosys Ltd. ADR	110,018	6,275
Tata Motors Ltd. ADR	280,500	7,565
		18,360

Indonesia – 0.6%

Bank Rakyat Indonesia Persero Tbk PT	4,087,274	3,104

Kalbe Farma Tbk PT	3,153,000	1,223

Media Nusantara Citra Tbk PT	3,260,000	671

Telekomunikasi Indonesia Tbk PT ADR	123,664	3,754
United Tractors Tbk PT	1,056,166	3,809
		12,561

Ireland – 1.3%

Covidien PLC	174,290	9,530

CRH PLC	288,910	5,929

CRH PLC (Dublin Exchange)	73,521	1,504

Experian PLC	247,920	3,863

Paddy Power PLC	22,848	1,440

Shire PLC	99,795	3,177
WPP PLC	226,372	3,094
		28,537

Israel – 0.6%

Check Point Software Technologies Ltd. *	56,282	3,593
Teva Pharmaceutical Industries Ltd. ADR	198,398	8,940
		12,533

Italy – 0.5%

Salvatore Ferragamo Italia S.p.A. *	49,978	1,036
Telecom Italia S.p.A. (RSP)	9,350,064	9,186
		10,222

Japan – 17.0%

Aeon Co. Ltd.	242,800	3,193

Ain Pharmaciez, Inc.	10,400	561

Amada Co. Ltd.	588,483	3,984

Asahi Glass Co. Ltd.	576,500	4,942

Bank of Yokohama (The) Ltd.	1,673,059	8,420

Canon, Inc.	260,183	12,407

Coca-Cola West Co. Ltd.	544,600	9,566

CyberAgent, Inc.	522	1,362

Dai Nippon Printing Co. Ltd.	1,062,000	10,932

Daiichi Sankyo Co. Ltd.	207,200	3,803

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Japan – 17.0% – continued

Daito Trust Construction Co. Ltd.	28,600	$2,580

Dr Ci:Labo Co. Ltd.	38	176

Exedy Corp.	32,900	946

FamilyMart Co. Ltd.	42,100	1,784

FANUC Corp.	99,854	17,947

Fast Retailing Co. Ltd.	17,600	4,037

FCC Co. Ltd.	31,300	705

Fuji Heavy Industries Ltd.	1,320,400	10,726

FUJIFILM Holdings Corp.	296,000	7,017

Gree, Inc.	86,900	2,194

Hitachi Ltd.	1,741,100	11,256

Inpex Corp.	980	6,655

Japan Steel Works (The) Ltd.	487,000	3,375

Japan Tobacco, Inc.	1,610	9,126

Kaken Pharmaceutical Co. Ltd.	61,000	771

KDDI Corp.	1,635	10,639

Komatsu Ltd.	336,100	9,627

K’s Holdings Corp.	32,000	1,032

Lawson, Inc.	25,000	1,576

Mabuchi Motor Co. Ltd.	161,000	7,359

Miraca Holdings, Inc.	29,000	1,138

Mitsubishi Corp.	366,567	8,546

Mitsui & Co. Ltd.	618,700	10,183

Mizuho Financial Group, Inc.	6,207,000	10,199

MS&AD Insurance Group Holdings	677,481	14,049

Nikon Corp.	153,700	4,692

Nintendo Co. Ltd.	74,960	11,355

Nippon Telegraph & Telephone Corp. ADR	450,366	10,187

Nitori Holdings Co. Ltd.	38,300	3,468

Nitto Denko Corp.	242,900	9,881

NKSJ Holdings, Inc.	256,731	5,804

ORIX Corp.	71,690	6,923

Panasonic Corp.	394,100	3,643

Rohm Co. Ltd.	112,600	5,563

Sankyo Co. Ltd.	116,700	5,729

Secom Co. Ltd.	107,777	5,303

Sega Sammy Holdings, Inc.	156,600	3,298

Sekisui House Ltd.	565,000	5,577

Seven & I Holdings Co. Ltd.	195,600	5,837

Ship Healthcare Holdings, Inc.	30,400	623

Shiseido Co. Ltd.	422,800	7,334

SMC Corp.	44,351	7,129

Start Today Co. Ltd.	58,400	1,081

Sugi Holdings Co. Ltd.	91,838	2,816

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Japan – 17.0% – continued

Sumitomo Metal Mining Co. Ltd.	342,480	$4,862

Sumitomo Mitsui Financial Group, Inc.	306,300	10,171

Sumitomo Mitsui Trust Holdings, Inc.	3,625,209	11,690

Suzuki Motor Corp.	424,685	10,245

THK Co. Ltd.	172,438	3,547

Toyota Motor Corp.	211,100	9,192

Toyota Motor Corp. ADR	65,053	5,648

United Arrows Ltd.	23,300	489
Wacoal Holdings Corp.	464,000	5,528
		380,428

Malaysia – 0.7%

Genting Bhd.	1,671,700	5,912

Kuala Lumpur Kepong Bhd.	205,200	1,647
Sime Darby Bhd.	2,341,995	7,443
		15,002

Mexico – 0.0%
Genomma Lab Internacional S.A.B. de C.V., Class B *	366,410	670

Netherlands – 3.4%

ASML Holding N.V.	217,432	10,848

Heineken N.V.	289,424	16,082

Reed Elsevier N.V.	863,700	11,026

Royal Dutch Shell PLC, Class A	609,970	21,373

Royal Dutch Shell PLC, Class A (London Exchange)	1,971	69

Royal Dutch Shell PLC, Class B	201,387	7,095

Unilever N.V. – CVA	147,695	5,026
Wolters Kluwer N.V.	287,273	5,438
		76,957

Norway – 1.7%

Marine Harvest ASA	6,757,797	3,487

Norsk Hydro ASA	1,260,308	6,865

Norwegian Air Shuttle AS *	42,460	805

Opera Software ASA	120,785	813

Schibsted ASA	36,406	1,348

Seadrill Ltd.	142,900	5,362

Statoil ASA	568,760	15,419
Telenor ASA	281,182	5,213
		39,312

Peru – 0.1%
Credicorp Ltd.	25,602	3,375

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Philippines – 0.1%

Alliance Global Group, Inc.	5,044,700	$1,480
SM Prime Holdings, Inc.	2,091,700	824
		2,304

Russia – 0.2%
Gazprom OAO ADR	432,970	5,295

Singapore – 1.7%

Biosensors International Group Ltd. *	831,000	995

CapitaMalls Asia Ltd.	1,407,000	1,829

DBS Group Holdings Ltd.	883,677	9,963

First Resources Ltd. *	284,000	431

Global Logistic Properties Ltd. *	1,629,000	2,850

Golden Agri-Resources Ltd.	3,160,397	1,973

Keppel Corp. Ltd.	543,700	4,751
United Overseas Bank Ltd.	1,059,800	15,495
		38,287

South Africa – 2.4%

AngloGold Ashanti Ltd. ADR	218,019	8,049

Foschini Group (The) Ltd.	120,742	1,947

Gold Fields Ltd.	483,819	6,675

Impala Platinum Holdings Ltd.	93,540	1,846

Life Healthcare Group Holdings Ltd.	447,588	1,459

MTN Group Ltd.	393,980	6,939

Naspers Ltd., Class N	47,793	2,685

Sasol Ltd.	91,717	4,443

Sasol Ltd. ADR	298,500	14,519

Shoprite Holdings Ltd.	177,292	3,173
Tiger Brands Ltd.	47,993	1,687
		53,422

South Korea – 3.1%

Celltrion, Inc.	45,619	1,489

Daum Communications Corp.	6,195	651

Hyundai Motor Co.	27,729	5,757

Korea Electric Power Corp. ADR *	570,374	5,550

POSCO ADR	117,900	9,868

Samsung Electronics Co. Ltd.	8,348	9,401

Samsung Engineering Co. Ltd.	18,261	3,904

Samsung Fire & Marine Insurance Co. Ltd. *	17,195	3,257

Samsung Heavy Industries Co. Ltd.	60,700	2,026

SK Telecom Co. Ltd. ADR	1,473,350	20,494
Woori Finance Holdings Co. Ltd. ADR *	204,600	7,059
		69,456

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Spain - 0.5%

Banco Santander S.A.	420,507	$3,233

Inditex S.A.	62,229	5,959
Viscofan S.A.	30,229	1,354
		10,546

Sweden – 2.6%

Atlas Copco AB, Class A	498,720	12,062

Axis Communications AB	26,261	709

Getinge AB, Class B	154,451	4,396

Investor AB, Class B	269,940	5,987

JM AB	40,700	754

Mekonomen AB	16,690	536

Millicom International Cellular S.A. SDR	33,562	3,806

Nibe Industrier AB, Class B	45,245	723

Sandvik AB	476,200	6,870

Svenska Cellulosa AB, Class B	302,800	5,244

Telefonaktiebolaget LM Ericsson ADR	382,918	3,948

Telefonaktiebolaget LM Ericsson, Class B	629,361	6,509
Volvo AB, Class B	405,340	5,902
		57,446

Switzerland – 7.5%

ABB Ltd. (Registered) *	328,880	6,756

Cie Financiere Richemont S.A., Class A (Bearer)	119,190	7,484

Foster Wheeler A.G. *	243,825	5,550

Geberit A.G. (Registered) *	9,440	1,976

Glencore International PLC *	934,888	5,832

Holcim Ltd. (Registered) *	95,410	6,229

Meyer Burger Technology A.G. *	12,665	207

Nestle S.A. (Registered)	496,936	31,275

Noble Corp. *	152,330	5,708

Novartis A.G. (Registered)	293,816	16,273

Orascom Development Holding A.G. *	12,113	235

Partners Group Holding A.G.	12,101	2,361

Roche Holding A.G. (Genusschein)	125,410	21,835

SGS S.A. (Registered)	1,335	2,599

Sika A.G. (Bearer)	592	1,283

Syngenta A.G. (Registered) *	22,080	7,604

UBS A.G. (Registered) *	655,130	9,187

UBS A.G. (Registered) (New York Exchange) *	510,297	7,154

Xstrata PLC	805,165	13,789
Zurich Financial Services A.G. *	58,500	15,729
		169,066

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	822,990	$12,575

Thailand – 0.3%

Advanced Info Service PCL (Registered)	489,000	2,916

BEC World PCL (Registered)	179,400	296

CP ALL PCL (Registered)	854,900	1,815
Kasikornbank PCL (Registered)	472,700	2,395
		7,422

Turkey – 0.5%

BIM Birlesik Magazalar A.S.	49,792	1,885

KOC Holding A.S. ADR	76,000	1,547

Turkiye Garanti Bankasi A.S.	1,332,940	5,284
Turkiye Halk Bankasi A.S.	211,889	1,517
		10,233

United Kingdom – 14.4%

Abcam PLC	293,572	1,638

Aggreko PLC	33,250	1,196

AMEC PLC	177,077	3,136

Amlin PLC	287,111	1,515

Anglo American PLC	348,272	13,007

ARM Holdings PLC	196,329	1,853

Ashmore Group PLC	279,006	1,640

AstraZeneca PLC	496,114	22,062

Babcock International Group PLC	285,381	3,634

BAE Systems PLC	2,050,000	9,827

Berkeley Group Holdings PLC *	132,423	2,799

BG Group PLC	345,760	8,021

BHP Billiton PLC	216,710	6,636

BP PLC ADR	129,834	5,843

British American Tobacco PLC	253,660	12,810

Burberry Group PLC	111,989	2,680

Croda International PLC	48,621	1,639

Derwent London PLC	26,833	750

Diageo PLC	1,585,874	38,185

Dunelm Group PLC	155,912	1,294

GlaxoSmithKline PLC	888,056	19,830

Halma PLC	205,936	1,255

Hiscox Ltd.	141,666	898

Home Retail Group PLC	1,997,547	3,639

IG Group Holdings PLC	194,011	1,398

Imperial Tobacco Group PLC	477,680	19,366

John Wood Group PLC	176,395	2,026

Johnson Matthey PLC	140,661	5,309

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.7% – continued

United Kingdom – 14.4% – continued

Jupiter Fund Management PLC	263,356	$1,050

Kingfisher PLC	434,203	2,129

Lancashire Holdings Ltd.	162,834	2,045

Marks & Spencer Group PLC	965,600	5,850

Meggitt PLC	288,061	1,860

Moneysupermarket.com Group PLC	263,771	535

Next PLC	44,134	2,104

Ocado Group PLC *	508,840	931

Petrofac Ltd.	209,871	5,851

Polyus Gold International Ltd. GDR *	1,121,436	3,420

Prudential PLC	231,841	2,773

Restaurant Group PLC	89,390	423

Rightmove PLC	34,019	791

Rio Tinto PLC	271,187	15,032

Rolls-Royce Holdings PLC *	854,671	11,095

Rotork PLC	25,375	832

RPS Group PLC	157,652	598

Sage Group (The) PLC	1,091,600	5,223

Spirax-Sarco Engineering PLC	30,163	1,007

Sports Direct International PLC *	101,699	471

SSE PLC	299,168	6,357

St. James’s Place PLC	137,051	774

Standard Chartered PLC	582,005	14,513

Telecity Group PLC *	152,377	1,798

Tullow Oil PLC	124,453	3,038

Unilever PLC	291,900	9,636

Victrex PLC	57,003	1,230

Vodafone Group PLC	2,766,789	7,639

Vodafone Group PLC ADR	320,506	8,868

Weir Group (The) PLC	106,953	3,016
Willis Group Holdings PLC	264,465	9,251
		324,026

United States – 1.6%

Axis Capital Holdings Ltd.	480,790	15,948

Bunge Ltd.	83,640	5,724

Copa Holdings S.A., Class A	11,892	942

Philip Morris International, Inc.	73,296	6,495

RenaissanceRe Holdings Ltd.	67,600	5,119
Schlumberger Ltd.	36,980	2,586
		36,814
Total Common Stocks (1)
(Cost $2,002,728)		2,100,637

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 2.2%

Brazil – 1.9%

Banco Bradesco S.A.	442,200	$7,703

Cia Paranaense de Energia, Class B ADR	635,100	14,931

Itau Unibanco Holding S.A. ADR	311,720	5,982

Petroleo Brasileiro S.A.	549,500	6,999

Suzano Papel e Celulose S.A., Class A	124,200	531

Tele Norte Leste Participacoes ADR	521,800	5,922
Vale S.A. ADR	67,800	1,534
		43,602

Germany – 0.3%
Henkel A.G. & Co. KGaA	81,548	5,975
Total Preferred Stocks (1)
(Cost $49,674)		49,577

INVESTMENT COMPANIES – 3.6%
Northern Institutional Funds - Diversified Assets Portfolio (2)(3)	79,254,000	79,254
Total Investment Companies
(Cost $79,254)		79,254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bill, 0.04%, 5/3/12 (4)	$2,845	$2,845
Total Short-Term Investments
(Cost $2,845)		2,845

Total Investments – 99.6%
(Cost $2,134,501)		2,232,313
Other Assets less Liabilities – 0.4%		9,891
NET ASSETS – 100.0%		$2,242,204

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $150,589,000 with net sales of approximately $71,335,000 during the fiscal year ended March 31, 2012.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Multi-Manager International Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Mini MSCI EAFE Index	389	$29,984	Long	6/12	$11

At March 31, 2012, the Multi-Manager International Equity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
British Pound	954	United States Dollar	1,515	4/2/12	$(11)
British Pound	575	United States Dollar	914	4/2/12	(6)
British Pound	586	United States Dollar	936	4/3/12	(1)
British Pound	48	United States Dollar	77	4/4/12	– *
British Pound	137	United States Dollar	219	4/4/12	– *
Canadian Dollar	79	United States Dollar	79	4/2/12	– *
Canadian Dollar	74	United States Dollar	74	4/2/12	– *
Canadian Dollar	94	United States Dollar	94	4/3/12	– *
Canadian Dollar	171	United States Dollar	171	4/3/12	– *
Euro	34	United States Dollar	46	4/2/12	– *
Euro	319	United States Dollar	425	4/3/12	– *
Euro	429	United States Dollar	571	4/4/12	– *
Euro	11,596	United States Dollar	15,533	6/19/12	61
Euro	2,048	United States Dollar	2,704	6/19/12	(29)
Hong Kong Dollar	1,603	United States Dollar	206	4/2/12	– *
Hong Kong Dollar	974	United States Dollar	125	4/2/12	– *
Hong Kong Dollar	10,031	United States Dollar	1,292	4/2/12	– *
Hong Kong Dollar	4,109	United States Dollar	529	4/2/12	– *
Hong Kong Dollar	1,233	United States Dollar	159	4/3/12	– *
Hong Kong Dollar	633	United States Dollar	82	4/3/12	– *
Hong Kong Dollar	805	United States Dollar	104	4/3/12	– *
Hong Kong Dollar	756	United States Dollar	97	4/3/12	– *
Hong Kong Dollar	8,478	United States Dollar	1,092	4/3/12	– *

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT (DATE	UNREALIZED GAINS LOSSES) (000s)
Hong Kong Dollar	5,295	United States Dollar	682	4/3/12	$– *
Japanese Yen	755	United States Dollar	9	4/3/12	– *
Japanese Yen	3,040	United States Dollar	37	4/4/12	– *
Mexican Peso	1,691	United States Dollar	132	4/3/12	– *
United States Dollar	58	British Pound	36	4/2/12	1
United States Dollar	67	British Pound	42	4/3/12	– *
United States Dollar	1,306	British Pound	818	4/3/12	4
United States Dollar	72	British Pound	45	4/4/12	– *
United States Dollar	51	Canadian Dollar	51	4/2/12	– *
United States Dollar	272	Canadian Dollar	272	4/3/12	1
United States Dollar	1,061	Euro	800	4/2/12	5
United States Dollar	47	Indonesian Rupiah	427,149	4/2/12	– *
United States Dollar	284	Japanese Yen	23,516	4/2/12	– *
United States Dollar	1,811	Japanese Yen	149,853	4/2/12	– *
United States Dollar	411	Japanese Yen	33,814	4/2/12	(2)
United States Dollar	1,939	Japanese Yen	159,610	4/3/12	(10)
United States Dollar	98	Japanese Yen	8,065	4/3/12	(1)
United States Dollar	312	Japanese Yen	25,738	4/4/12	(2)
United States Dollar	1,288	Japanese Yen	106,575	4/4/12	(1)
United States Dollar	1,056	Japanese Yen	87,409	4/4/12	– *
United States Dollar	11	Singapore Dollar	13	4/2/12	– *
United States Dollar	167	Thai Baht	5,155	4/2/12	– *

Total					$9

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.0%
Consumer Staples	12.8
Energy	9.6
Financials	18.7
Health Care	8.5
Industrials	11.8
Information Technology	7.5
Materials	11.8
Telecommunication Services	6.3
Utilities	3.0

Total	100.0%

At March 31, 2012, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	20.6%
United States Dollar	19.8
Japanese Yen	17.0
British Pound	15.8
Swiss Franc	6.1
All other currencies less than 5%	20.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2012 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager International Equity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$23,320	$191,812	$–	$215,132
Consumer Staples	16,627	251,828	–	268,455
Energy	84,980	114,334	–	199,314
Financials	95,578	292,493	–	388,071
Health Care	18,987	164,913	–	183,900
Industrials	8,038	246,042	–	254,080
Information Technology	34,677	126,591	–	161,268
Materials	84,730	167,349	–	252,079
Telecommunication Services	43,304	85,885	–	129,189
Utilities	26,153	22,996	–	49,149
Preferred Stocks
Consumer Staples	–	5,975	–	5,975
Energy	–	6,999	–	6,999
Financials	5,982	7,703	–	13,685
Materials	–	2,065	–	2,065
Telecommunication Services	5,922	–	–	5,922
Utilities	14,931	–	–	14,931
Investment Companies	79,254	–	–	79,254
Short-Term Investments	–	2,845	–	2,845

Total Investments	$542,483	$1,689,830	$–	$2,232,313

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$11	$–	$–	$11
Foreign Currency Exchange Contracts	–	72	–	72
Liabilities
Foreign Currency Exchange Contracts	–	(63)	–	(63)

Total Other Financial Instruments	$11	$9	$–	$20

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Advertising – 0.4%
Interpublic Group of (The) Cos., Inc.	415,000	$4,735

Aerospace/Defense – 2.7%

Boeing (The) Co.	41,799	3,109

Northrop Grumman Corp.	150,000	9,162

Raytheon Co.	276,600	14,599
United Technologies Corp.	38,233	3,171
		30,041

Agriculture – 1.2%

Archer-Daniels-Midland Co.	293,000	9,276
Philip Morris International, Inc.	48,900	4,333
		13,609

Apparel – 2.6%

Burberry Group PLC ADR	47,536	2,279

Coach, Inc.	94,696	7,318

Deckers Outdoor Corp. *	21,945	1,384

NIKE, Inc., Class B	128,325	13,915
Ralph Lauren Corp.	22,237	3,877
		28,773

Auto Manufacturers – 1.2%

Bayerische Motoren Werke A.G. ADR	57,868	1,731

General Motors Co. *	252,000	6,464
PACCAR, Inc.	112,000	5,245
		13,440

Auto Parts & Equipment – 0.2%
BorgWarner, Inc. *	31,552	2,661

Banks – 5.9%

Bank of New York Mellon (The) Corp.	420,900	10,156

Capital One Financial Corp.	19,600	1,093

Citigroup, Inc.	295,390	10,796

Goldman Sachs Group (The), Inc.	88,017	10,947

JPMorgan Chase & Co.	167,200	7,688

Morgan Stanley	121,093	2,378

U.S. Bancorp	226,335	7,170
Wells Fargo & Co.	472,017	16,115
		66,343

Biotechnology – 1.4%

Alexion Pharmaceuticals, Inc. *	27,935	2,594

Biogen Idec, Inc. *	58,764	7,403

Celgene Corp. *	45,203	3,504

Illumina, Inc. *	7,403	389

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Biotechnology – 1.4% – continued
Vertex Pharmaceuticals, Inc. *	45,427	$1,863
		15,753

Chemicals – 3.1%

Dow Chemical (The) Co.	100,539	3,483

E.I. du Pont de Nemours & Co.	173,600	9,183

Monsanto Co.	150,419	11,997

Mosaic (The) Co.	57,000	3,152
Praxair, Inc.	61,235	7,020
		34,835

Commercial Services – 1.5%

Mastercard, Inc., Class A	13,726	5,772
Visa, Inc., Class A	91,356	10,780
		16,552

Computers – 5.5%

Accenture PLC, Class A	107,299	6,921

Apple, Inc. *	55,874	33,495

Cognizant Technology Solutions Corp., Class A *	20,965	1,613

EMC Corp. *	182,577	5,456

Hewlett-Packard Co.	322,000	7,673

International Business Machines Corp.	23,412	4,885
NetApp, Inc. *	50,772	2,273
		62,316

Cosmetics/Personal Care – 0.6%
Estee Lauder (The) Cos., Inc., Class A	114,586	7,097

Distribution/Wholesale – 0.3%

Fossil, Inc. *	13,954	1,841
Li & Fung Ltd. ADR	406,490	1,858
		3,699

Diversified Financial Services – 0.3%
American Express Co.	57,125	3,305

Electric – 1.1%

Edison International	214,900	9,135
NRG Energy, Inc. *	194,100	3,042
		12,177

Electronics – 0.3%
Agilent Technologies, Inc.	84,043	3,741

Environmental Control – 0.8%
Waste Management, Inc.	265,700	9,289

Food – 1.8%

Kraft Foods, Inc., Class A	224,700	8,541

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Food – 1.8% – continued

Safeway, Inc.	390,462	$7,891
Whole Foods Market, Inc.	43,687	3,635
		20,067

Healthcare – Products – 0.8%
Baxter International, Inc.	156,300	9,344

Healthcare – Services – 1.1%

Quest Diagnostics, Inc.	152,900	9,350
UnitedHealth Group, Inc.	57,588	3,394
		12,744

Household Products/Wares – 0.8%
Kimberly-Clark Corp.	117,600	8,690

Insurance – 6.9%

Allstate (The) Corp.	283,800	9,343

Aon Corp. *	122,300	6,000

Genworth Financial, Inc., Class A *	698,000	5,807

Hartford Financial Services Group, Inc.	472,900	9,969

Lincoln National Corp.	111,000	2,926

Loews Corp.	175,000	6,977

Marsh & McLennan Cos., Inc.	278,200	9,122

MetLife, Inc.	256,400	9,577

Travelers (The) Cos., Inc.	154,700	9,158
Unum Group	361,000	8,837
		77,716

Internet – 4.8%

Amazon.com, Inc. *	38,606	7,818

Baidu, Inc. ADR *	89,554	13,054

Google, Inc., Class A *	20,079	12,875

LinkedIn Corp., Class A *	42,407	4,325

priceline.com, Inc. *	17,438	12,512

Tencent Holdings Ltd. ADR	77,896	2,170
Youku, Inc. ADR *	65,873	1,449
		54,203

Leisure Time – 0.2%
Harley-Davidson, Inc.	54,666	2,683

Lodging – 0.7%

Marriott International, Inc., Class A – (Fractional Shares) *	9,000	–
Wynn Resorts Ltd.	63,065	7,875
		7,875

Machinery – Diversified – 1.0%

Cummins, Inc.	54,739	6,571

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Machinery – Diversified – 1.0% – continued

Rockwell Automation, Inc.	36,064	$2,874
Roper Industries, Inc.	14,415	1,430
		10,875

Media – 2.7%

British Sky Broadcasting Group PLC ADR	39,052	1,690

Comcast Corp., Class A	307,400	9,225

Time Warner, Inc.	175,000	6,606

Viacom, Inc., Class B	221,000	10,489
Walt Disney (The) Co.	62,199	2,723
		30,733

Metal Fabrication/Hardware – 1.0%
Precision Castparts Corp.	63,156	10,920

Mining – 1.6%

AngloGold Ashanti Ltd. ADR	277,000	10,227
Barrick Gold Corp.	173,500	7,544
		17,771

Miscellaneous Manufacturing – 0.9%

Danaher Corp.	98,180	5,498
Ingersoll-Rand PLC	114,000	4,714
		10,212

Office/Business Equipment – 1.0%

Pitney Bowes, Inc.	129,100	2,270
Xerox Corp.	1,034,300	8,357
		10,627

Oil & Gas – 7.8%

Anadarko Petroleum Corp.	43,584	3,414

Apache Corp.	115,000	11,551

Canadian Natural Resources Ltd.	233,100	7,734

Chevron Corp.	80,700	8,654

Concho Resources, Inc. *	22,460	2,293

ConocoPhillips	121,300	9,220

Continental Resources, Inc. *	15,262	1,310

EOG Resources, Inc.	21,198	2,355

Marathon Oil Corp.	302,500	9,589

Noble Energy, Inc.	60,000	5,867

Occidental Petroleum Corp.	145,023	13,810

Talisman Energy, Inc.	850,600	10,718
WPX Energy, Inc. *	88,233	1,589
		88,104

Oil & Gas Services – 2.0%

Halliburton Co.	331,452	11,001

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Oil & Gas Services – 2.0% – continued

National Oilwell Varco, Inc.	113,810	$9,044
Schlumberger Ltd.	29,853	2,088
		22,133

Pharmaceuticals – 9.8%

Allergan, Inc.	83,673	7,985

Bristol-Myers Squibb Co.	176,585	5,960

Cardinal Health, Inc.	224,200	9,665

Express Scripts, Inc. *	66,563	3,606

Johnson & Johnson	140,900	9,294

Mead Johnson Nutrition Co.	118,414	9,767

Merck & Co., Inc.	367,400	14,108

Novo-Nordisk A/S ADR	26,416	3,664

Pfizer, Inc.	1,018,765	23,085

Sanofi ADR	300,000	11,625

Shire PLC ADR	36,944	3,500
Teva Pharmaceutical Industries Ltd. ADR	175,000	7,886
		110,145

Pipelines – 0.7%
Williams (The) Cos., Inc.	264,700	8,155

Real Estate Investment Trusts – 0.3%
American Tower Corp.	57,939	3,651

Retail – 10.0%

AutoZone, Inc. *	3,062	1,138

Chipotle Mexican Grill, Inc. *	15,230	6,366

Cie Financiere Richemont S.A. ADR	978,711	6,088

Costco Wholesale Corp.	46,097	4,186

CVS Caremark Corp.	344,700	15,443

Dollar Tree, Inc. *	15,229	1,439

Dunkin’ Brands Group, Inc.	52,069	1,568

Home Depot (The), Inc.	97,797	4,920

Inditex S.A. ADR	71,302	1,359

Limited Brands, Inc.	58,616	2,814

Lowe’s Cos., Inc.	395,544	12,412

Lululemon Athletica, Inc. *	52,939	3,953

McDonald’s Corp.	116,017	11,381

O’Reilly Automotive, Inc. *	54,834	5,009

Panera Bread Co., Class A *	6,046	973

Starbucks Corp.	263,674	14,737

TJX Cos., Inc.	342,805	13,613
Yum! Brands, Inc.	63,494	4,519
		111,918

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Semiconductors – 1.9%

ARM Holdings PLC ADR	40,638	$1,150

Avago Technologies Ltd.	53,712	2,093

Intel Corp.	329,800	9,271
QUALCOMM, Inc.	128,185	8,719
		21,233

Software – 4.2%

CA, Inc.	730,000	20,119

Check Point Software Technologies Ltd. *	59,594	3,805

Microsoft Corp.	230,300	7,427

Oracle Corp.	114,209	3,330

Red Hat, Inc. *	56,003	3,354

Salesforce.com, Inc. *	23,454	3,624
VMware, Inc., Class A *	47,844	5,376
		47,035

Telecommunications – 4.7%

AT&T, Inc.	287,000	8,963

Cisco Systems, Inc.	961,100	20,327

Crown Castle International Corp. *	24,549	1,309

Juniper Networks, Inc. *	74,301	1,700

Motorola Solutions, Inc.	238,814	12,139
Verizon Communications, Inc.	224,500	8,583
		53,021

Transportation – 1.2%
Union Pacific Corp.	129,602	13,930
Total Common Stocks
(Cost $893,266)		1,092,151

PREFERRED STOCKS – 0.1%

Banks – 0.1%
Wells Fargo & Co. *	34,675	1,007
Total Preferred Stocks
(Cost $575)		1,007

INVESTMENT COMPANIES – 2.7%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	30,789,966	30,790
Total Investment Companies
(Cost $30,790)		30,790

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.01%, 5/3/12(3)	$2,835	$2,835
Total Short-Term Investments
(Cost $2,835)		2,835

Total Investments – 100.1%
(Cost $927,466)		1,126,783
Liabilities less Other Assets – (0.1)%		(1,068)
NET ASSETS – 100.0%		$1,125,715

(1)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $60,191,000 with net sales of approximately $29,401,000 during the fiscal year ended March 31, 2012.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Multi-Manager Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
S&P 500	28	$9,822	Long	6/12	$241

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager Large Cap Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	18.5%
Consumer Staples	7.2
Energy	10.8
Financials	13.9
Health Care	13.0
Industrials	8.5
Information Technology	20.5
Materials	4.8
Telecommunication Services	1.7
Utilities	1.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Large Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$1,092,151(1)	$–	$–	$1,092,151
Preferred Stocks	1,007	–	–	1,007
Investment Companies	30,790	–	–	30,790
Short-Term Investments	–	2,835	–	2,835
Total Investments	$1,123,948	$2,835	$–	$1,126,783

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$241	$–	$–	$241

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7%

Aerospace/Defense – 1.5%

Aerovironment, Inc. *	66,680	$1,788

Exelis, Inc.	41,100	514

L-3 Communications Holdings, Inc.	63,800	4,515

M/A-COM Technology Solutions Holdings, Inc. *	4,900	102

Northrop Grumman Corp.	51,100	3,121

Raytheon Co.	50,700	2,676
Triumph Group, Inc.	43,650	2,735
		15,451

Agriculture – 0.5%

Archer-Daniels-Midland Co.	118,700	3,758
Lorillard, Inc.	15,550	2,013
		5,771

Airlines – 0.1%
SkyWest, Inc.	68,200	754

Apparel – 1.0%

Coach, Inc.	64,830	5,010

Deckers Outdoor Corp. *	20,570	1,297

Gildan Activewear, Inc.	140,600	3,873
Jones Group (The), Inc.	42,900	539
		10,719

Auto Manufacturers – 0.3%

Navistar International Corp. *	38,800	1,569
Oshkosh Corp. *	70,900	1,643
		3,212

Auto Parts & Equipment – 1.4%

Autoliv, Inc.	48,000	3,218

BorgWarner, Inc. *	56,700	4,782

Cooper Tire & Rubber Co.	91,000	1,385

Dana Holding Corp.	97,750	1,515
TRW Automotive Holdings Corp. *	79,200	3,679
		14,579

Banks – 4.6%

Banco Latinoamericano de Comercio Exterior S.A., Class E	57,900	1,222

Capital One Financial Corp.	36,000	2,007

Cathay General Bancorp	92,500	1,637

Comerica, Inc.	201,000	6,504

East West Bancorp, Inc.	116,040	2,680

Fifth Third Bancorp	724,850	10,184

Huntington Bancshares, Inc.	592,500	3,822

KeyCorp	1,325,900	11,270

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banks – 4.6% – continued

Regions Financial Corp.	403,750	$2,661

Signature Bank *	53,110	3,348
State Street Corp.	69,500	3,162
		48,497

Beverages – 0.9%

Coca-Cola Enterprises, Inc.	71,700	2,050

Constellation Brands, Inc., Class A *	189,900	4,480
Green Mountain Coffee Roasters, Inc. *	71,200	3,335
		9,865

Biotechnology – 0.7%

Dendreon Corp.*	180,600	1,924

Human Genome Sciences, Inc.*	462,992	3,815
Vertex Pharmaceuticals, Inc.*	50,400	2,067
		7,806

Building Materials – 0.2%
Owens Corning, Inc.*	65,150	2,347

Chemicals – 2.4%

A. Schulman, Inc.	81,600	2,205

Agrium, Inc.	19,575	1,691

Ashland, Inc.	87,400	5,336

CF Industries Holdings, Inc.	21,300	3,890

Cytec Industries, Inc.	39,575	2,406

NewMarket Corp.	6,500	1,218

PolyOne Corp.	112,700	1,623

Sigma-Aldrich Corp.	45,425	3,319

Stepan Co.	18,790	1,650
Valspar Corp.	34,350	1,659
		24,997

Commercial Services – 1.9%

Advance America Cash Advance

Centers, Inc.	116,100	1,218

Convergys Corp.*	203,200	2,713

Green Dot Corp., Class A*	143,400	3,803

Hertz Global Holdings, Inc.*	316,275	4,757

R.R. Donnelley & Sons Co.	94,600	1,172

Robert Half International, Inc.	169,900	5,148

SAIC, Inc.*	50,900	672
TeleTech Holdings, Inc.*	69,400	1,117
		20,600

Computers – 4.5%
Cadence Design Systems, Inc.*	376,050	4,453

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Computers – 4.5% continued

Cognizant Technology Solutions Corp., Class A *	70,355	$5,414

Computer Sciences Corp.	60,000	1,796

Diebold, Inc.	60,225	2,320

Fusion-io, Inc. *	96,662	2,746

IHS, Inc., Class A *	98,420	9,217

Lexmark International, Inc., Class A	52,200	1,735

MICROS Systems, Inc. *	87,474	4,837

Riverbed Technology, Inc. *	89,400	2,510

Seagate Technology PLC	252,325	6,800

SYKES Enterprises, Inc. *	69,800	1,103

Teradata Corp. *	49,635	3,383
Western Digital Corp. *	45,600	1,887
		48,201

Distribution/Wholesale – 1.7%

Fastenal Co.	135,238	7,316

Fossil, Inc. *	38,200	5,042

Ingram Micro, Inc., Class A *	55,300	1,026
LKQ Corp. *	147,696	4,604
		17,988

Diversified Financial Services – 4.8%

Affiliated Managers Group, Inc. *	29,145	3,259

Aircastle Ltd.	138,300	1,693

Ameriprise Financial, Inc.	89,900	5,136

Discover Financial Services	307,025	10,236

GFI Group, Inc. *	158,800	597

IntercontinentalExchange, Inc. *	25,570	3,514

Invesco Ltd.	292,450	7,800

Raymond James Financial, Inc.	168,375	6,151

SLM Corp.	452,800	7,136
T. Rowe Price Group, Inc.	75,400	4,923
		50,445

Electric – 4.1%

Ameren Corp.	89,000	2,900

American Electric Power Co., Inc.	123,200	4,753

Cleco Corp.	61,275	2,430

CMS Energy Corp.	376,075	8,274

DTE Energy Co.	37,400	2,058

Entergy Corp.	71,900	4,832

FirstEnergy Corp.	45,700	2,083

Portland General Electric Co.	151,700	3,789

PPL Corp.	366,100	10,346

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Electric – 4.1% – continued
Public Service Enterprise Group, Inc.	67,800	$2,075
		43,540

Electrical Components & Equipment – 0.4%

AMETEK, Inc.	74,505	3,614
Universal Display Corp. *	27,000	987
		4,601

Electronics – 2.6%

Agilent Technologies, Inc.	66,850	2,975

Amphenol Corp., Class A	75,985	4,542

Gentex Corp.	133,825	3,279

Jabil Circuit, Inc. *	99,075	2,489

PerkinElmer, Inc.	74,100	2,050

Pulse Electronics Corp.	33,600	84

TE Connectivity Ltd.	85,400	3,138

Tech Data Corp. *	65,300	3,543

Trimble Navigation Ltd. *	82,645	4,497
Vishay Intertechnology, Inc. *	76,700	933
		27,530

Engineering & Construction – 0.9%

KBR, Inc.	153,400	5,453

Tutor Perini Corp. *	98,100	1,529
URS Corp.	54,000	2,296
		9,278

Environmental Control – 0.4%
Stericycle, Inc. *	55,055	4,605

Food – 2.1%

Chiquita Brands International, Inc. *	65,800	578

Fresh Del Monte Produce, Inc.	42,800	978

Hain Celestial Group (The), Inc. *	49,850	2,184

JM Smucker (The) Co.	37,325	3,037

Kroger (The) Co.	107,900	2,614

Safeway, Inc.	239,500	4,840

Smithfield Foods, Inc. *	240,725	5,303

SUPERVALU, Inc.	67,800	387
Tyson Foods, Inc., Class A	114,400	2,191
		22,112

Forest Products & Paper – 0.9%

Boise, Inc.	241,400	1,982

International Paper Co.	82,500	2,896
MeadWestvaco Corp.	142,550	4,503
		9,381

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Gas – 1.1%

Atmos Energy Corp.	37,100	$1,167

NiSource, Inc.	318,525	7,756
UGI Corp.	82,300	2,243
		11,166

Hand/Machine Tools – 0.5%

Lincoln Electric Holdings, Inc.	74,330	3,369
Stanley Black & Decker, Inc.	20,375	1,568
		4,937

Healthcare – Products – 3.2%

Boston Scientific Corp. *	311,700	1,864

C.R. Bard, Inc.	23,075	2,278

DENTSPLY International, Inc.	52,325	2,100

Edwards Lifesciences Corp. *	28,140	2,047

IDEXX Laboratories, Inc. *	52,310	4,574

Intuitive Surgical, Inc. *	13,188	7,144

Sirona Dental Systems, Inc. *	49,025	2,527

Varian Medical Systems, Inc. *	52,010	3,587

Volcano Corp. *	85,789	2,432
Zimmer Holdings, Inc.	82,400	5,297
		33,850

Healthcare – Services – 1.5%

Aetna, Inc.	98,900	4,961

CIGNA Corp.	66,800	3,290

Coventry Health Care, Inc.	68,100	2,422

Health Net, Inc. *	93,475	3,713
LifePoint Hospitals, Inc. *	41,100	1,621
		16,007

Home Furnishings – 0.9%

Harman International Industries, Inc.	117,154	5,484
Whirlpool Corp.	58,300	4,481
		9,965

Household Products/Wares – 0.6%

American Greetings Corp., Class A	31,900	490

Central Garden and Pet Co., Class A *	99,100	954
Church & Dwight Co., Inc.	94,761	4,661
		6,105

Housewares – 0.1%
Newell Rubbermaid, Inc.	67,100	1,195

Insurance – 5.4%

ACE Ltd.	75,100	5,497

Aflac, Inc.	13,700	630

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Insurance – 5.4% – continued

Allstate (The) Corp.	220,650	$7,264

American Financial Group, Inc.	49,800	1,921

Aspen Insurance Holdings Ltd.	30,700	858

Assurant, Inc.	83,000	3,362

Chubb (The) Corp.	21,800	1,507

Endurance Specialty Holdings Ltd.	53,153	2,161

Everest Re Group Ltd.	23,100	2,137

Genworth Financial, Inc., Class A *	35,900	299

Hartford Financial Services Group, Inc.	138,560	2,921

Lincoln National Corp.	398,025	10,492

Marsh & McLennan Cos., Inc.	126,775	4,157

Meadowbrook Insurance Group, Inc.	173,800	1,622

Montpelier Re Holdings Ltd.	33,200	641

PartnerRe Ltd.	10,700	726

Presidential Life Corp.	44,400	507

Principal Financial Group, Inc.	123,800	3,653

Tower Group, Inc.	139,500	3,129

Unum Group	100,500	2,460
Validus Holdings Ltd.	32,200	997
		56,941

Internet – 3.2%

Baidu, Inc. ADR *	30,300	4,417

Ctrip.com International Ltd. ADR *	168,653	3,650

ExactTarget, Inc. *	1,500	39

F5 Networks, Inc. *	55,725	7,521

LinkedIn Corp., Class A *	28,100	2,866

Sina Corp. *	31,700	2,060

Symantec Corp. *	77,675	1,452

TripAdvisor, Inc. *	93,450	3,333

ValueClick, Inc. *	278,225	5,492
Youku, Inc. ADR *	144,780	3,184
		34,014

Iron/Steel – 1.3%

Allegheny Technologies, Inc.	102,700	4,228

Cliffs Natural Resources, Inc.	69,100	4,786
Nucor Corp.	100,725	4,326
		13,340

Leisure Time – 0.5%

Harley-Davidson, Inc.	31,950	1,568
Polaris Industries, Inc.	45,910	3,312
		4,880

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Lodging – 0.2%

Marriott International, Inc., Class A - (Fractional Shares) *	34,801	$ –
Wyndham Worldwide Corp.	45,825	2,131
		2,131

Machinery – Diversified – 2.0%

AGCO Corp. *	126,600	5,977

Albany International Corp., Class A	63,400	1,455

IDEX Corp.	74,855	3,154

NACCO Industries, Inc., Class A	7,929	923

Rockwell Automation, Inc.	52,100	4,152
Roper Industries, Inc.	54,206	5,375
		21,036

Media – 1.1%

CBS Corp., Class B (Non Voting)	87,075	2,953

DISH Network Corp., Class A	47,700	1,571

FactSet Research Systems, Inc.	37,485	3,712

Gannett Co., Inc.	130,900	2,006
Scripps Networks Interactive, Inc., Class A	33,225	1,618
		11,860

Metal Fabrication/Hardware – 0.9%
Timken (The) Co.	189,300	9,605

Mining – 0.0%
USEC, Inc. *	172,000	182

Miscellaneous Manufacturing – 0.4%
Eaton Corp.	85,800	4,275

Office/Business Equipment – 0.2%
Xerox Corp.	226,400	1,829

Oil & Gas – 4.0%

Concho Resources, Inc. *	44,285	4,520

Energen Corp.	128,775	6,329

Hess Corp.	47,200	2,782

HollyFrontier Corp.	162,250	5,216

Murphy Oil Corp.	70,600	3,973

Oasis Petroleum, Inc. *	67,035	2,067

Range Resources Corp.	40,965	2,382

Tesoro Corp. *	111,600	2,995

Valero Energy Corp.	172,400	4,443

W&T Offshore, Inc.	121,900	2,570

Western Refining, Inc.	129,000	2,428
Whiting Petroleum Corp. *	51,670	2,806
		42,511

Oil & Gas Services – 4.1%

Core Laboratories N.V.	62,600	$8,236

FMC Technologies, Inc. *	188,775	9,518

Lufkin Industries, Inc.	73,773	5,950

Oceaneering International, Inc.	115,400	6,219

Oil States International, Inc. *	103,875	8,108
Superior Energy Services, Inc. *	226,502	5,971
		44,002

Packaging & Containers – 0.1%
Owens-Illinois, Inc. *	64,600	1,508

Pharmaceuticals – 2.8%

Cardinal Health, Inc.	136,300	5,876

Herbalife Ltd.	70,700	4,866

Ironwood Pharmaceuticals, Inc. *	87,200	1,161

McKesson Corp.	21,800	1,913

Mylan, Inc. *	204,238	4,789

Par Pharmaceutical Cos., Inc. *	91,000	3,525

Perrigo Co.	29,275	3,024
SXC Health Solutions Corp. *	54,295	4,070
		29,224

Pipelines – 0.2%
Spectra Energy Corp.	71,625	2,260

Real Estate Investment Trusts – 4.5%

Annaly Capital Management, Inc.	115,900	1,834

BioMed Realty Trust, Inc.	273,850	5,198

Brandywine Realty Trust	671,925	7,714

Capstead Mortgage Corp.	111,100	1,457

CBL & Associates Properties, Inc.	538,475	10,188

CommonWealth REIT	100,500	1,871

DuPont Fabros Technology, Inc.	62,875	1,537

Home Properties, Inc.	76,525	4,669

Hospitality Properties Trust	159,100	4,211

Kilroy Realty Corp.	51,350	2,393

Lexington Realty Trust	349,100	3,138

MFA Financial, Inc.	394,700	2,948
Parkway Properties, Inc. *	53,600	562
		47,720

Retail – 10.0%

American Eagle Outfitters, Inc.	132,500	2,278

Arcos Dorados Holdings, Inc., Class A	209,300	3,786

Big Lots, Inc. *	110,975	4,774

Bob Evans Farms, Inc.	22,700	856

Brinker International, Inc.	199,100	5,485

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Retail – 10.0% – continued

CarMax, Inc. *	145,100	$5,028

Chipotle Mexican Grill, Inc. *	10,710	4,477

Copart, Inc. *	115,850	3,020

Dick’s Sporting Goods, Inc.	213,155	10,248

Dillard’s, Inc., Class A	53,900	3,397

Express, Inc. *	106,700	2,665

Foot Locker, Inc.	211,775	6,576

GameStop Corp., Class A	161,900	3,536

Gap (The), Inc.	188,400	4,925

Kohl’s Corp.	68,300	3,417

Macy’s, Inc.	282,050	11,206

Michael Kors Holdings Ltd. *	9,200	429

O’Reilly Automotive, Inc. *	62,655	5,724

Panera Bread Co., Class A *	34,745	5,591

Pier 1 Imports, Inc. *	212,975	3,872

Pricesmart, Inc.	11,061	805

PVH Corp.	27,900	2,492

RadioShack Corp.	109,800	683

Ruby Tuesday, Inc. *	71,600	654

Rue21, Inc. *	110,991	3,256

Signet Jewelers Ltd.	32,075	1,516
Tractor Supply Co.	63,800	5,778
		106,474

Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	132,000	965

Semiconductors – 2.4%

ARM Holdings PLC ADR	161,840	4,578

Avago Technologies Ltd.	61,800	2,408

Cavium, Inc. *	133,305	4,124

Cirrus Logic, Inc. *	101,375	2,413

Fairchild Semiconductor International, Inc. *	125,700	1,848

KLA-Tencor Corp.	30,600	1,665

Lam Research Corp. *	67,200	2,999

Linear Technology Corp.	65,600	2,211
Skyworks Solutions, Inc. *	113,075	3,127
		25,373

Shipbuilding – 0.0%
Huntington Ingalls Industries, Inc. *	8,516	343

Software – 4.5%

ANSYS, Inc. *	76,195	4,954

athenahealth, Inc. *	70,935	5,258

Cerner Corp. *	67,433	5,136

Software – 4.5% – continued

Citrix Systems, Inc. *	54,605	$4,309

Fiserv, Inc. *	37,670	2,614

Intuit, Inc.	86,930	5,227

QLIK Technologies, Inc. *	166,481	5,327

Red Hat, Inc. *	48,040	2,877

Salesforce.com, Inc. *	48,800	7,540
VMware, Inc., Class A *	37,902	4,259
		47,501

Telecommunications – 1.0%

Aruba Networks, Inc. *	159,300	3,549

Comtech Telecommunications Corp.	31,600	1,030

Harris Corp.	90,600	4,084

Telephone & Data Systems, Inc.	67,502	1,563
USA Mobility, Inc.	41,200	574
		10,800

Textiles – 0.3%
Cintas Corp.	71,950	2,815

Transportation – 2.1%

C.H. Robinson Worldwide, Inc.	97,205	6,366

Expeditors International of Washington, Inc.	158,970	7,394

Genesee & Wyoming, Inc., Class A *	45,720	2,495
Ryder System, Inc.	114,000	6,019
		22,274

Trucking & Leasing – 0.2%
AMERCO	22,800	2,406

Water – 0.4%
American Water Works Co., Inc.	115,475	3,930
Total Common Stocks
(Cost $834,138)		1,035,703

INVESTMENT COMPANIES – 2.4%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	25,021,169	25,021
Total Investment Companies
(Cost $25,021)		25,021

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.05%, 5/3/12 (3)	$845	$845
Total Short-Term Investments
(Cost $845)		845

Total Investments – 100.2%
(Cost $860,004)		1,061,569
Liabilities less Other Assets – (0.2)%		(1,689)
NET ASSETS – 100.0%		$1,059,880

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $39,522,000 with net sales of approximately $14,501,000 during the fiscal year ended March 31, 2012.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	85	$8,435	Long	6/12	$160

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were :

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	16.9%
Consumer Staples	4.7
Energy	8.6
Financials	20.1
Health Care	9.4
Industrials	13.5
Information Technology	16.2
Materials	4.7
Telecommunication Services	0.2
Utilities	5.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$1,035,703 (1)	$ –	$–	$1,035,703
Investment Companies	25,021	–	–	25,021
Short-Term Investments	–	845	–	845
Total Investments	$1,060,724	$845	$–	$1,061,569

OTHER FINANCIAL INTRUMENTS
Assets
Futures Contracts	$160	$–	$–	$160

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9%

Advertising – 0.5%

Interpublic Group of (The) Cos., Inc.	71,700	$818
MDC Partners, Inc., Class A	154,245	1,715
		2,533

Aerospace/Defense – 2.7%

Alliant Techsystems, Inc.	72,500	3,634

Cubic Corp.	19,800	936

Curtiss-Wright Corp.	25,000	925

Embraer S.A. ADR	11,500	368

Kaman Corp.	95,985	3,258
Teledyne Technologies, Inc. *	61,283	3,864
		12,985

Airlines – 0.6%

Allegiant Travel Co. *	17,625	961
Copa Holdings S.A., Class A	22,740	1,801
		2,762

Apparel – 1.2%

CROCS, Inc. *	49,975	1,046

Jones Group (The), Inc.	136,600	1,716
Quiksilver, Inc. *	745,900	3,013
		5,775

Auto Manufacturers – 0.6%

Tesla Motors, Inc. *	27,000	1,005
Wabash National Corp. *	194,558	2,014
		3,019

Auto Parts & Equipment – 1.0%

Cooper Tire & Rubber Co.	82,864	1,261

Meritor, Inc. *	76,800	620
Miller Industries, Inc.	180,792	3,059
		4,940

Banks – 4.0%

Associated Banc-Corp.	65,800	919

Bank of the Ozarks, Inc.	38,000	1,188

CapitalSource, Inc.	293,200	1,934

Cass Information Systems, Inc.	34,221	1,367

Community Bank System, Inc.	43,750	1,259

First Horizon National Corp.	173,885	1,805

First Horizon National Corp. – (Fractional Shares) *	63,966	–

First Interstate Bancsystem, Inc.	85,237	1,246

Fulton Financial Corp.	172,875	1,815

Synovus Financial Corp.	355,700	729

TCF Financial Corp.	43,100	512

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Banks – 4.0% – continued

Trustmark Corp.	51,800	$1,294

Webster Financial Corp.	70,800	1,605

Westamerica Bancorporation	39,432	1,893
Wintrust Financial Corp.	46,710	1,672
		19,238

Biotechnology – 1.3%

Amarin Corp. PLC ADR *	94,550	1,070

Ariad Pharmaceuticals, Inc. *	97,650	1,558

Cubist Pharmaceuticals, Inc. *	19,725	853

Emergent Biosolutions, Inc. *	97,635	1,562
Myriad Genetics, Inc. *	56,900	1,346
		6,389

Building Materials – 0.3%
Fortune Brands Home & Security, Inc. *	67,100	1,481

Chemicals – 1.3%

Cabot Corp.	39,611	1,690

Innophos Holdings, Inc.	20,668	1,036

Sensient Technologies Corp.	45,200	1,718
W.R. Grace & Co. *	30,500	1,763
		6,207

Commercial Services – 12.1%

Acacia Research Corp. *	47,690	1,991

American Public Education, Inc. *	78,187	2,971

Avis Budget Group, Inc. *	47,400	671

Brink’s (The) Co.	60,734	1,450

Capella Education Co. *	17,397	625

CBIZ, Inc. *	277,337	1,753

Chemed Corp.	48,045	3,011

Convergys Corp. *	178,900	2,388

Corrections Corp. of America *	20,100	549

CoStar Group, Inc. *	20,005	1,381

Forrester Research, Inc.	22,575	731

Geo Group (The), Inc. *	87,400	1,661

Global Cash Access Holdings, Inc. *	204,012	1,591

Global Payments, Inc.	37,300	1,771

Grand Canyon Education, Inc. *	90,922	1,615

Heidrick & Struggles International, Inc.	61,400	1,353

Hudson Highland Group, Inc. *	497,055	2,674

KAR Auction Services, Inc. *	149,900	2,430

Lender Processing Services, Inc.	93,500	2,431

Manpower, Inc.	18,500	876

MAXIMUS, Inc.	95,515	3,885

PARAXEL International Corp. *	30,775	830

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued
Commercial Services – 12.1% – continued

PHH Corp. *	159,200	$2,463

Rent-A-Center, Inc.	51,100	1,929

Resources Connection, Inc.	86,370	1,214

Ritchie Bros. Auctioneers, Inc.	101,432	2,410

Rollins, Inc.	169,315	3,603

ServiceSource International, Inc. *	51,150	792

United Rentals, Inc. *	31,055	1,332

Valassis Communications, Inc. *	206,200	4,743
VistaPrint N.V.*	43,322	1,674
		58,798
Computers – 1.7%

3D Systems Corp. *	17,381	409

CIBER, Inc. *	90,800	385

Echelon Corp. *	60,962	270

j2 Global, Inc.	103,800	2,977

Lexmark International, Inc., Class A	23,800	791

Maxwell Technologies, Inc. *	72,770	1,334

Mitek Systems, Inc. *	85,530	992
Stratasys, Inc. *	33,209	1,213
		8,371
Distribution/Wholesale – 1.7%

Beacon Roofing Supply, Inc. *	87,775	2,261

LKQ Corp. *	94,405	2,943

Owens & Minor, Inc.	61,476	1,869
Titan Machinery, Inc. *	49,275	1,390
		8,463
Diversified Financial Services – 3.0%

Affiliated Managers Group, Inc. *	17,300	1,934

Encore Capital Group, Inc. *	65,063	1,467

Financial Engines, Inc. *	128,475	2,873

FXCM, Inc., Class A	35,900	466

Nelnet, Inc., Class A	122,918	3,185

Portfolio Recovery Associates, Inc. *	29,783	2,136
WisdomTree Investments, Inc. *	276,417	2,314
		14,375
Electric – 1.9%

Great Plains Energy, Inc.	154,900	3,140

Portland General Electric Co.	143,100	3,574

UIL Holdings Corp.	42,060	1,462
Westar Energy, Inc.	29,500	824
		9,000

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued
Electrical Components & Equipment – 0.3%
Belden, Inc.	34,931	$1,324
Electronics – 2.1%

CTS Corp.	82,847	871

FARO Technologies, Inc. *	45,990	2,683

Gentex Corp.	79,573	1,949

National Instruments Corp.	114,580	3,268
Park Electrochemical Corp.	40,455	1,223
		9,994
Engineering & Construction – 0.1%
EMCOR Group, Inc.	15,900	441
Entertainment – 1.3%

Lakes Entertainment, Inc. *	53,400	96

Marriott Vacations Worldwide Corp. *	39,400	1,123

Pinnacle Entertainment, Inc. *	66,900	770

Shuffle Master, Inc. *	58,925	1,037
Six Flags Entertainment Corp.	74,356	3,478
		6,504
Food – 1.5%

Calavo Growers, Inc.	43,400	1,162

Fresh Market (The), Inc. *	35,795	1,716

Overhill Farms, Inc. *	390,452	1,757
United Natural Foods, Inc. *	59,229	2,764
		7,399
Forest Products & Paper – 0.9%

Buckeye Technologies, Inc.	57,300	1,946
Schweitzer-Mauduit International, Inc.	32,000	2,210
		4,156
Hand/Machine Tools – 0.2%
Franklin Electric Co., Inc.	22,620	1,110
Healthcare – Products – 4.3%

Abaxis, Inc. *	51,475	1,499

ABIOMED, Inc. *	70,550	1,566

Align Technology, Inc. *	54,995	1,515

AngioDynamics, Inc. *	101,375	1,242

Cepheid, Inc. *	87,327	3,653

Endologix, Inc. *	55,245	809

Insulet Corp. *	35,500	680

Luminex Corp. *	12,433	290

Medtox Scientific, Inc. *	28,620	483

Meridian Bioscience, Inc.	65,706	1,273

OraSure Technologies, Inc. *	96,721	1,111

STERIS Corp.	32,754	1,036

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Healthcare – Products – 4.3% – continued

Techne Corp.	23,040	$1,615

Teleflex, Inc.	30,800	1,883
West Pharmaceutical Services, Inc.	51,400	2,186
		20,841

Healthcare – Services – 1.7%

Bio-Reference Labs, Inc.*	80,810	1,900

IPC The Hospitalist Co., Inc.*	70,010	2,584

LifePoint Hospitals, Inc.*	31,100	1,227
Mednax, Inc.*	35,570	2,645
		8,356

Home Furnishings – 0.2%

Furniture Brands International, Inc.*	160,700	270
Skullcandy, Inc.*	49,850	789
		1,059

Household Products/Wares – 0.4%

Ennis, Inc.	38,687	612
Helen of Troy Ltd.*	36,800	1,252
		1,864

Housewares – 0.2%
Toro (The) Co.	14,419	1,025

Insurance – 5.3%

Alterra Capital Holdings Ltd.	81,324	1,869

American Equity Investment Life Holding Co.	142,277	1,817

Aspen Insurance Holdings Ltd.	51,400	1,436

CNO Financial Group, Inc. *	293,300	2,282

Employers Holdings, Inc.	52,900	937

Endurance Specialty Holdings Ltd.	57,300	2,330

Global Indemnity PLC *	152,748	2,977

Horace Mann Educators Corp.	139,200	2,453

Kemper Corp.	31,100	942

MGIC Investment Corp.*	440,475	2,185

National Western Life Insurance Co., Class A	1,400	191

Protective Life Corp.	64,900	1,922

StanCorp Financial Group, Inc.	35,396	1,449
Symetra Financial Corp.	255,410	2,945
		25,735

Internet – 3.6%

Ancestry.com, Inc.*	45,025	1,024

Boingo Wireless, Inc.*	62,200	753

BroadSoft, Inc.*	68,122	2,606

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Internet – 3.6% – continued

Constant Contact, Inc. *	93,196	$2,776

DealerTrack Holdings, Inc. *	60,805	1,840

ExactTarget, Inc. *	29,350	763

IAC/InterActiveCorp	62,500	3,068

Pandora Media, Inc. *	67,400	688

Shutterfly, Inc. *	32,965	1,033

SPS Commerce, Inc. *	54,733	1,471
ValueClick, Inc. *	71,100	1,403
		17,425

Investment Companies – 0.4%
Hercules Technology Growth Capital, Inc.	174,437	1,933

Iron/Steel – 0.2%
Schnitzer Steel Industries, Inc., Class A	21,915	874

Leisure Time – 0.2%
Life Time Fitness, Inc. *	20,405	1,032

Machinery – Construction & Mining – 0.2%
Terex Corp. *	44,000	990

Media – 0.5%

Digital Generation, Inc. *	47,000	480
Dolan (The) Co. *	193,036	1,758
		2,238

Metal Fabrication/Hardware – 0.9%

CIRCOR International, Inc.	41,000	1,364

Dynamic Materials Corp.	62,389	1,317

Haynes International, Inc.	20,350	1,289
Mueller Water Products, Inc., Class A	140,400	468
		4,438

Mining – 1.6%

Globe Specialty Metals, Inc.	151,440	2,252

Horsehead Holding Corp. *	206,272	2,349

Noranda Aluminum Holding Corp.	192,800	1,922
US Antimony Corp. *	331,600	1,224
		7,747

Miscellaneous Manufacturing – 0.9%

Actuant Corp., Class A	33,900	983

LSB Industries, Inc. *	36,619	1,425
Polypore International, Inc. *	56,730	1,995
		4,403

Oil & Gas – 4.2%

Berry Petroleum Co., Class A	29,300	1,381

Bonanza Creek Energy, Inc. *	34,800	760

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Oil & Gas – 4.2% – continued

Carrizo Oil & Gas, Inc. *	74,090	$2,094

Cobalt International Energy, Inc. *	51,300	1,540

Comstock Resources, Inc. *	217,032	3,436

Goodrich Petroleum Corp. *	190,285	3,619

Oasis Petroleum, Inc. *	51,300	1,582

Quicksilver Resources, Inc. *	385,760	1,944

SandRidge Energy, Inc. *	192,191	1,505
Stone Energy Corp. *	85,900	2,456
		20,317

Oil & Gas Services – 0.3%
Tesco Corp. *	94,998	1,348

Packaging & Containers – 0.8%
Silgan Holdings, Inc.	92,682	4,097

Pharmaceuticals – 1.4%

Medicis Pharmaceutical Corp., Class A	60,500	2,274

Neogen Corp. *	54,341	2,123

PharMerica Corp. *	66,500	827
Questcor Pharmaceuticals, Inc. *	36,975	1,391
		6,615

Real Estate – 0.4%
MI Developments, Inc.	61,900	2,141

Real Estate Investment Trusts – 3.6%

Brandywine Realty Trust	125,630	1,442

CapLease, Inc.	65,500	264

CYS Investments, Inc.	200,290	2,622

DuPont Fabros Technology, Inc.	48,300	1,181

Entertainment Properties Trust	37,600	1,744

Equity Lifestyle Properties, Inc.	14,432	1,007

Government Properties Income Trust	85,968	2,073

Hatteras Financial Corp.	102,300	2,854

LTC Properties, Inc.	40,600	1,299

Medical Properties Trust, Inc.	151,200	1,403
Starwood Property Trust, Inc.	74,900	1,574
		17,463

Retail – 4.9%

AFC Enterprises, Inc. *	48,825	828

Ascena Retail Group, Inc. *	5,400	239

Bob Evans Farms, Inc.	52,625	1,985

Casey’s General Stores, Inc.	30,100	1,669

Cash America International, Inc.	83,552	4,005

CEC Entertainment, Inc.	24,900	944

Cheesecake Factory (The), Inc. *	67,770	1,992

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Retail – 4.9% – continued

Dillard’s, Inc. Class A	19,000	$1,197

DineEquity, Inc. *	18,200	903

Finish Line (The), Inc., Class A	81,863	1,737

HSN, Inc.	32,600	1,240

Regis Corp.	75,795	1,397

Stage Stores, Inc.	78,374	1,273

Steinway Musical Instruments, Inc. *	38,260	956

Vera Bradley, Inc. *	31,850	962
World Fuel Services Corp.	58,700	2,407
		23,734

Savings & Loans – 0.6%

First Financial Holdings, Inc.	46,900	516

HomeStreet, Inc. *	26,400	734
Northwest Bancshares, Inc.	136,900	1,738
		2,988

Semiconductors – 2.8%

Atmel Corp. *	20,700	204

Cabot Microelectronics Corp.	40,350	1,569

Cavium, Inc. *	52,750	1,632

Inphi Corp. *	121,029	1,716

Mellanox Technologies Ltd. *	25,425	1,064

ON Semiconductor Corp. *	96,300	868

Power Integrations, Inc.	47,205	1,752

Semtech Corp. *	104,690	2,979

Teradyne, Inc. *	87,075	1,471
TriQuint Semiconductor, Inc. *	77,000	531
		13,786

Shipbuilding – 0.8%
Huntington Ingalls Industries, Inc. *	98,700	3,972

Software – 6.1%

ACI Worldwide, Inc. *	66,000	2,658

Acxiom Corp. *	70,700	1,038

Allscripts Healthcare Solutions, Inc. *	90,810	1,507

athenahealth, Inc. *	29,951	2,220

Blackbaud, Inc.	49,624	1,649

Broadridge Financial Solutions, Inc.	60,600	1,449

Concur Technologies, Inc. *	31,302	1,796

Digi International, Inc. *	132,730	1,459

Ebix, Inc.	118,749	2,750

InnerWorkings, Inc. *	218,245	2,543

Pegasystems, Inc.	37,595	1,435

QLIK Technologies, Inc. *	35,075	1,122

Rosetta Stone, Inc. *	106,021	1,094

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Software – 6.1% – continued

SciQuest, Inc. *	56,195	$856

Ultimate Software Group, Inc. *	59,455	4,357
Verint Systems, Inc.*	50,011	1,620
		29,553

Storage/Warehousing – 0.5%
Mobile Mini, Inc. *	119,010	2,514

Telecommunications – 3.6%

Acme Packet, Inc. *	84,850	2,335

Arris Group, Inc. *	249,600	2,820

Aruba Networks, Inc. *	84,275	1,878

InterDigital, Inc.	46,400	1,618

IPG Photonics Corp. *	37,850	1,970

Loral Space & Communications, Inc. *	12,300	979

Plantronics, Inc.	76,750	3,090

Sycamore Networks, Inc. *	144,382	2,561
Symmetricom, Inc. *	80,900	467
		17,718

Transportation – 3.6%

Atlas Air Worldwide Holdings, Inc. *	69,100	3,400

Bristow Group, Inc.	37,900	1,809

Celadon Group, Inc.	80,353	1,250

Con-way, Inc.	118,500	3,864

Echo Global Logistics, Inc. *	73,616	1,185

Forward Air Corp.	32,760	1,201

Saia, Inc. *	30,100	512

Scorpio Tankers, Inc. *	189,656	1,339

Teekay Tankers Ltd., Class A	69,000	419

Tidewater, Inc.	34,886	1,885
Vitran Corp., Inc. *	96,436	770
		17,634

Trucking & Leasing – 0.4%

GATX Corp.	26,910	1,084
Greenbrier Cos., Inc. *	55,875	1,106
		2,190
Total Common Stocks
(Cost $405,247)		461,294

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.3%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	21,077,525	$21,078
Total Investment Companies
(Cost $21,077)		21,078

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%
U.S. Treasury Bill, 0.01%, 5/3/12 (3)	$1,765	$1,765
Total Short–Term Investments
(Cost $1,765)		1,765

Total Investments – 99.6%
(Cost $428,089)		484,137
Other Assets less Liabilities – 0.4%		1,838
NET ASSETS – 100.0%		$485,975

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $26,965,000 with net sales of approximately $5,887,000 during the fiscal year ended March 31, 2012.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the Multi-Manager Small Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini	137	$11,339	Long	6/12	$32

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.9%
Consumer Staples	2.0
Energy	6.4
Financials	18.5
Health Care	11.2
Industrials	19.7
Information Technology	22.5
Materials	5.6
Telecommunication Services	0.2
Utilities	2.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 –Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Small Cap Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$461,294	(1)	$–	$–	$461,294
Investment Companies	21,078		–	–	21,078
Short-Term Investments	–		1,765	–	1,765
Total Investments	$482,372		$1,765	$–	$484,137

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$32		$–	$–	$32

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 2.5%

Commercial Mortgage-Backed Securities – 0.4%

Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class AM, 5.71%, 6/15/39	$180	$152
GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.79%, 8/10/45	2,730	2,436
		2,588

Home Equity – 0.1%

New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.69%, 6/23/35	375	228
Option One Mortgage Loan Trust, Series 2007-1, Class 2A2, 0.34%, 1/25/37	720	435
		663

Other – 0.4%

Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.69%, 1/25/36	300	145

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.10%, 5/25/35	225	182

DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.11%, 3/15/16 (1)	500	507

First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10, Class A4, 0.39%, 7/25/36	500	378

Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.39%, 11/25/36	1,328	433

Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.89%, 12/26/34	219	160
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.31%, 7/20/28 (1)(2)	871	871
		2,676

Whole Loan – 1.6%

Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.50%, 1/25/36	160	102

American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.24%, 9/25/45	494	388

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 2.5% – continued

Whole Loan – 1.6% – continued

American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.53%, 11/25/45	$268	$177

American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.38%, 3/25/46	318	184

Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.99%, 2/25/35	115	101

Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A, 2.78%, 10/25/35	544	385

Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.00%, 7/25/36	225	168

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.45%, 5/25/35	710	424

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.92%, 4/25/35	564	275

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.58%, 3/25/35	585	337

GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.88%, 6/19/35	694	645

GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 5.40%, 7/25/35	292	248

Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 4A1, 5.40%, 5/25/36	520	259

JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.28%, 3/25/36	243	171

Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.74%, 1/25/36	265	163

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 2/25/36	379	336

Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.50%, 9/25/37	573	433

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET -BACKED SECURITIES – 2.5% – continued

Whole Loan – 1.6% – continued

Lehman XS Trust, Series 2007-10H, Class 1A11, 0.36%, 7/25/37	$330	$147

Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.81%, 3/25/35	642	448

Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.73%, 3/25/35	155	135

Mastr Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.40%, 1/25/47	955	513

MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.50%, 11/25/37	660	537

Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.00%, 3/25/37	868	558

New York Mortgage Trust, Series 2006-1, Class 2A2, 2.91%, 5/25/36	306	248

Residential Accredit Loans, Inc., Series 2006-QO7, Class 1A1, 0.96%, 9/25/46	968	434

Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.00%, 6/25/36	840	549

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.55%, 7/25/35	623	378

WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.72%, 9/25/46	593	456

WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.92%, 4/25/47	279	197

Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.12%, 8/25/46	927	430

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.5% – continued

Whole Loan – 1.6% – continued
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.48%, 1/25/47	$984	$403
		10,229
Total Asset-Backed Securities
(Cost $16,635)		16,156

CONVERTIBLE BONDS – 5.7%

Airlines – 0.2%

AirTran Holdings, Inc., 5.25%, 11/1/16	83	103
United Continental Holdings, Inc., 4.50%, 6/30/21	1,525	1,401
		1,504

Apparel – 0.1%
Iconix Brand Group, Inc., 2.50%, 6/1/16 (1)	680	664

Auto Manufacturers – 0.6%
Ford Motor Co., 4.25%, 11/15/16	2,465	3,913

Auto Parts & Equipment – 0.4%

Meritor, Inc., 4.00%, 2/15/27	2,665	2,199
TRW Automotive, Inc., 3.50%, 12/1/15	107	187
		2,386

Biotechnology – 0.4%

Dendreon Corp., 2.88%, 1/15/16	25	20

PDL BioPharma, Inc., 3.75%, 5/1/15	41	43
Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15	2,450	2,799
		2,862

Building Materials – 0.0%

Cemex S.A.B. de C.V., 3.25%, 3/15/16	47	44

3.75%, 3/15/18	89	83
		127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 5.7% – continued

Coal – 0.2%
Peabody Energy Corp., 4.75%, 12/15/41	$1,060	$1,004

Computers – 0.1%

Mentor Graphics Corp., 4.00%, 4/1/31 (1)	150	161
SanDisk Corp., 1.50%, 8/15/17	220	260
		421

Food – 0.1%

Smithfield Foods, Inc., 4.00%, 6/30/13	177	200
Tyson Foods, Inc., 3.25%, 10/15/13	90	111
		311

Healthcare – Products – 0.0%
Integra LifeSciences Holdings Corp., 1.63%, 12/15/16 (1)	76	69

Home Builders – 0.3%

Lennar Corp., 2.00%, 12/1/20 (1)	105	123

2.75%, 12/15/20 (1)	70	98

3.25%, 11/15/21 (1)(2)	1,165	1,597
		1,818

Internet – 0.0%

Digital River, Inc., 2.00%, 11/1/30	22	21

priceline.com, Inc., 1.00%, 3/15/18 (1)(2)	16	17
WebMD Health Corp., 2.50%, 1/31/18	86	77
		115

Iron/Steel – 0.1%
Steel Dynamics, Inc., 5.13%, 6/15/14	320	364

Lodging – 0.0%
Home Inns & Hotels Management, Inc., 2.00%, 12/15/15 (1)	37	28

Machinery – Diversified – 0.0%
Altra Holdings, Inc., 2.75%, 3/1/31 (1)	57	57

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 5.7% – continued

Metal Fabrication/Hardware – 0.0%
RTI International Metals, Inc., 3.00%, 12/1/15	$100	$102

Miscellaneous Manufacturing – 0.4%
Trinity Industries, Inc., 3.88%, 6/1/36	2,415	2,632

Oil & Gas – 0.0%

Cheniere Energy, Inc., 2.25%, 8/1/12	27	27

Hercules Offshore, Inc., 3.38%, 6/1/38	192	189
Stone Energy Corp., 1.75%, 3/1/17 (1)(2)	32	31
		247

Oil & Gas Services – 0.1%

Hornbeck Offshore Services, Inc., 1.63%, 11/15/26	10	11

Newpark Resources, Inc., 4.00%, 10/1/17	69	77
Subsea 7 S.A., 2.25%, 10/11/13	200	249
		337

Packaging & Containers – 0.0%
Owens-Brockway Glass Container, Inc., 3.00%, 6/1/15 (1)	84	82

Pharmaceuticals – 0.0%

Medivation, Inc., 2.63%, 4/1/17	20	21

Salix Pharmaceuticals Ltd., 1.50%, 3/15/19 (1)(2)	12	12

Savient Pharmaceuticals, Inc., 4.75%, 2/1/18	134	56
Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	165	181
		270

Semiconductors – 1.3%

Intel Corp., 2.95%, 12/15/35	4,725	5,428

Micron Technology, Inc., 1.50%, 8/1/31 (1)	24	26

1.88%, 8/1/31 (1)(2)	2,700	2,862

ON Semiconductor Corp., 0.00%, 4/15/24 (3)	90	90

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 5.7% – continued

Semiconductors – 1.3% continued

2.63%, 12/15/26	$33	$37
Xilinx, Inc., 3.13%, 3/15/37	27	34
		8,477

Software – 0.0%
Callidus Software, Inc., 4.75%, 6/1/16 (1)	59	72

Telecommunications – 1.4%

Alcatel-Lucent, 5.00%, 1/1/15 (4)	4,845	199

Alcatel-Lucent USA, Inc., 2.88%, 6/15/23	310	262

2.88%, 6/15/25	1,000	984

Ciena Corp., 4.00%, 3/15/15 (1)	351	397

0.88%, 6/15/17	5,845	5,100

3.75%, 10/15/18 (1)	240	272

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 (1)	320	246

Comtech Telecommunications Corp., 3.00%, 5/1/29	10	11

Ixia, 3.00%, 12/15/15	87	91

Level 3 Communications, Inc., 7.00%, 3/15/15	485	627

Portugal Telecom International Finance B.V., 4.13%, 8/28/14 (4)	150	184

5.00%, 11/4/19 (4)	350	376

4.50%, 6/16/25 (4)	250	234
		8,983

Transportation – 0.0%

Ultrapetrol Bahamas Ltd., 7.25%, 1/15/17 (1)	20	14

Trucking & Leasing – 0.0%
Greenbrier Cos., Inc., 3.50%, 4/1/18 (1)	100	95
Total Convertible Bonds
(Cost $33,116)		36,954

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8%

Advertising – 0.4%

Lamar Media Corp., 5.88%, 2/1/22 (1)(2)	$875	$890

Visant Corp., 10.00%, 10/1/17	1,855	1,732
		2,622

Aerospace/Defense – 0.2%

Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (1)	300	251
TransDigm, Inc., 7.75%, 12/15/18	850	920
		1,171

Airlines – 0.8%

Continental Airlines, Inc., 6.75%, 9/15/15 (1)	555	557

Continental Airlines, Series 1998-1, Class B, Pass Through Trust, 6.75%, 3/15/17	15	15

Continental Airlines, Series 1999-1, Class B, Pass Through Trust, 6.80%, 8/2/18	828	811

Continental Airlines, Series 1999-2, Class B, Pass Through Trust, 7.57%, 3/15/20	110	108

Continental Airlines, Series 2000-1, Class A-1, Pass Through Trust, 8.05%, 11/1/20	235	263

Continental Airlines, Series 2001-1, Class A-1, Pass Through Trust, 6.70%, 6/15/21	145	155

Continental Airlines, Series 2007-1, Class B, Pass Through Trust, 6.90%, 4/19/22	111	113

Delta Air Lines, Inc., 9.50%, 9/15/14 (1)	1,026	1,093

UAL, Series 2009-1, Pass Through Trust, 10.40%, 11/1/16	238	271

UAL, Series 2009-2A, Pass Through Trust, 9.75%, 1/15/17	472	540
United Air Lines, Inc., 9.88%, 8/1/13 (1)	875	919
		4,845

Apparel – 0.7%

Jones Group (The), Inc., 6.13%, 11/15/34	3,485	2,657

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Apparel – 0.7% – continued

Levi Strauss & Co., 7.63%, 5/15/20	$450	$476
Quiksilver, Inc., 6.88%, 4/15/15	1,100	1,106
		4,239

Auto Manufacturers – 0.4%

Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	1,475	1,482

8.25%, 6/15/21	475	480

Ford Motor Co., 9.98%, 2/15/47	255	333
Oshkosh Corp., 8.25%, 3/1/17	535	580
		2,875

Auto Parts & Equipment – 0.5%

Allison Transmission, Inc., 7.13%, 5/15/19(1)	350	362

Goodyear Tire & Rubber (The) Co., 7.00%, 5/15/22	645	627

7.00%, 3/15/28	80	76

Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	697	772
UCI International, Inc., 8.63%, 2/15/19	1,050	1,079
		2,916

Banks – 2.6%

Ally Financial, Inc., 6.75%, 12/1/14	210	220

5.50%, 2/15/17	295	295

6.25%, 12/1/17	1,215	1,251

8.00%, 12/31/18	680	723

8.00%, 3/15/20	1,910	2,125

7.50%, 9/15/20	1,295	1,399

8.00%, 11/1/31	2,771	3,055

CIT Group, Inc., 4.75%, 2/15/15(1)	1,120	1,130

7.00%, 5/2/17(1)	2,000	2,005

5.25%, 3/15/18	500	510

6.63%, 4/1/18(1)	1,495	1,620

5.50%, 2/15/19(1)	1,505	1,535

Provident Funding Associates L.P./PFG Finance Corp., 10.25%, 4/15/17(1)	315	306

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS - 67.8% – continued

Banks – 2.6% – continued

10.13%, 2/15/19 (1)	$400	$294
		16,468

Beverages – 0.1%
Cott Beverages, Inc., 8.38%, 11/15/17	700	757

Building Materials – 1.2%

Griffon Corp., 7.13%, 4/1/18	1,090	1,127

Masco Corp., 6.13%, 10/3/16	340	359

6.50%, 8/15/32	200	188

Ply Gem Industries, Inc., 8.25%, 2/15/18	1,370	1,379

USG Corp., 9.75%, 8/1/14 (1)	665	732

6.30%, 11/15/16	2,517	2,353

9.75%, 1/15/18	355	352

8.38%, 10/15/18 (1)	910	933

7.88%, 3/30/20 (1)(5)	445	446
		7,869

Chemicals – 1.4%

Braskem America Finance Co., 7.13%, 7/22/41 (1) (2)	400	401

CF Industries, Inc., 6.88%, 5/1/18	800	923

Hercules, Inc., 6.50%, 6/30/29	1,215	966

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 2/1/18	535	554

Huntsman International LLC, 8.63%, 3/15/20	315	352

8.63%, 3/15/21	380	426

Lyondell Chemical Co., 8.00%, 11/1/17	274	308

MacDermid, Inc., 9.50%, 4/15/17 (1)	1,100	1,141

Momentive Performance Materials, Inc., 11.50%, 12/1/16	300	249

9.00%, 1/15/21	3,795	3,321
Reichhold Industries, Inc., 9.00%, 8/15/14 (1)(2)	895	465
		9,106

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Coal – 1.0%

Arch Coal, Inc., 7.25%, 10/1/20	$620	$575

7.25%, 6/15/21 (1)	2,055	1,896

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	670	698

Consol Energy, Inc., 8.25%, 4/1/20	900	941

Peabody Energy Corp., 7.38%, 11/1/16	45	49

6.00%, 11/15/18 (1)	945	926

6.50%, 9/15/20	175	175

6.25%, 11/15/21 (1)	940	921
		6,181

Commercial Services – 3.7%

ARAMARK Holdings Corp., 8.63%, 5/1/16 (1)	725	743

Brickman Group Holdings, Inc., 9.13%, 11/1/18 (1)	700	675

Ceridian Corp., 11.25%, 11/15/15	1,690	1,525

Emergency Medical Services Corp., 8.13%, 6/1/19 (1)	3,675	3,776

Ford Holdings LLC, 9.30%, 3/1/30	545	703

Hertz (The) Corp., 7.50%, 10/15/18	155	164

Interactive Data Corp., 10.25%, 8/1/18	900	1,004

Iron Mountain, Inc., 7.75%, 10/1/19	505	552

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/1/19 (1)	645	700

Knowledge Learning Corp., 7.75%, 2/1/15 (1)	460	382

Lender Processing Services, Inc., 8.13%, 7/1/16	320	334

Monitronics International, Inc., 9.13%, 4/1/20 (1) (2)	400	405

R.R. Donnelley & Sons Co., 8.60%, 8/15/16	455	482

7.25%, 5/15/18	4,260	4,132

8.25%, 3/15/19	930	925

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Commercial Services – 3.7% – continued

7.63%, 6/15/20	$505	$489

RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	420	432

8.25%, 2/1/21	305	325

Seminole Indian Tribe of Florida, 7.75%, 10/1/17 (1)	575	623

Service Corp. International, 6.75%, 4/1/15	345	377

7.63%, 10/1/18	85	98

ServiceMaster Co., 8.00%, 2/15/20 (1)(2)	553	589

7.45%, 8/15/27	1,640	1,398

TransUnion Holding Co., Inc., 9.63%, 6/15/18 (1)(2)	290	305

TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18	725	850

United Rentals N.A., Inc., 10.88%, 6/15/16	955	1,082

UR Financing Escrow Corp.,

5.75%, 7/15/18 (1)	160	164

7.63%, 4/15/22 (1)(2)	360	370
		23,604

Computers – 0.4%

iGate Corp., 9.00%, 5/1/16	1,040	1,130

SunGard Data Systems, Inc., 7.38%, 11/15/18	880	935

7.63%, 11/15/20	225	240
		2,305

Cosmetics/Personal Care – 0.1%
Elizabeth Arden, Inc., 7.38%, 3/15/21	460	499

Distribution/Wholesale – 0.0%
Baker & Taylor, Inc., 11.50%, 7/1/13 (1)	400	226

Diversified Financial Services – 4.5%

Ford Motor Credit Co. LLC, 6.63%, 8/15/17	1,135	1,258

8.13%, 1/15/20	3,035	3,669

5.75%, 2/1/21	575	620

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Diversified Financial Services – 4.5% – continued

Hexion US Finance Corp., 6.63%, 4/15/20 (1) (2)	$640	$654

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

7.75%, 1/15/16	2,055	2,127

8.00%, 1/15/18(1)	1,305	1,357

International Lease Finance Corp., 6.63%, 11/15/13	610	622

5.65%, 6/1/14	715	728

8.63%, 9/15/15	585	643

5.75%, 5/15/16	1,030	1,029

8.75%, 3/15/17	1,310	1,457

8.88%, 9/1/17	1,210	1,349

6.25%, 5/15/19	870	859

8.25%, 12/15/20	1,267	1,394

Jefferies Group, Inc., 3.88%, 11/9/15	190	188

5.13%, 4/13/18	520	504

8.50%, 7/15/19	20	22

6.88%, 4/15/21	55	56

6.45%, 6/8/27	1,125	1,108

6.25%, 1/15/36	745	672

Residential Capital LLC, 9.63%, 5/15/15	3,590	3,052

SLM Corp., 5.00%, 6/15/18	45	43

Springleaf Finance Corp., 5.90%, 9/15/12	300	289

3.25%, 1/16/13(4)	550	676

5.85%, 6/1/13	1,425	1,315

5.40%, 12/1/15	1,130	935

5.75%, 9/15/16	715	563

6.50%, 9/15/17	300	231

6.90%, 12/15/17	2,120	1,654
		29,074

Electric – 3.3%

AES (The) Corp., 8.00%, 10/15/17	875	985

7.38%, 7/1/21(1)	725	801

Calpine Corp., 7.25%, 10/15/17(1)	355	376

7.88%, 7/31/20(1)	1,325	1,441

7.50%, 2/15/21(1)	475	507

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Electric – .3% – continued

Dynegy Holdings LLC, 8.38%, 5/1/16 (6)	$1,100	$731

7.75%, 6/1/19 (6)	2,310	1,519

Edison Mission Energy, 7.75%, 6/15/16	1,546	1,067

7.00%, 5/15/17	1,285	810

7.20%, 5/15/19	3,335	2,068

7.63%, 5/15/27	2,940	1,742

GenOn Energy, Inc., 9.50%, 10/15/18	235	216

9.88%, 10/15/20	860	783

Ipalco Enterprises, Inc., 7.25%, 4/1/16 (1)	660	719

5.00%, 5/1/18	265	264

NRG Energy, Inc., 7.38%, 1/15/17	305	317

7.63%, 1/15/18	1,540	1,544

8.50%, 6/15/19	1,500	1,511

8.25%, 9/1/20	1,290	1,271

7.88%, 5/15/21	1,980	1,901
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20 (1)	1,095	714
		21,287

Engineering & Construction – 0.1%
American Residential Services LLC, 12.00%, 4/15/15 (1)	725	756

Entertainment – 1.9%

AMC Entertainment, Inc., 8.75%, 6/1/19	650	681

9.75%, 12/1/20	1,175	1,107

American Casino & Entertainment Properties LLC, 11.00%, 6/15/14	590	625

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 9.13%, 8/1/18	640	718

Cinemark USA, Inc., 8.63%, 6/15/19	600	666

7.38%, 6/15/21	835	896

FireKeepers Development Authority, 13.88%, 5/1/15 (1)	1,030	1,146

Isle of Capri Casinos, Inc., 7.00%, 3/1/14	1,050	1,045

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Entertainment – 1.9% – continued

7.75%, 3/15/19	$650	$657

Jacobs Entertainment, Inc., 9.75%, 6/15/14	150	147

Pinnacle Entertainment, Inc., 8.63%, 8/1/17	250	273

8.75%, 5/15/20	750	819

7.75%, 4/1/22	462	484

Regal Entertainment Group, 9.13%, 8/15/18	1,350	1,478

WMG Acquisition Corp., 9.50%, 6/15/16	1,535	1,673

9.50%, 6/15/16 (1)	55	60
		12,475

Food – 1.0%

Dean Foods Co., 7.00%, 6/1/16	595	611

9.75%, 12/15/18	1,585	1,753

Del Monte Corp., 7.63%, 2/15/19	1,865	1,856

Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp., 9.25%, 4/1/15	825	848

8.25%, 9/1/17 (1)	500	543
Post Holdings, Inc., 7.38%, 2/15/22 (1)(2)	1,035	1,084
		6,695

Forest Products & Paper – 0.5%

Mercer International, Inc., 9.50%, 12/1/17	975	1,009

NewPage Corp., 11.38%, 12/31/14 (6)	570	382

Verso Paper Holdings LLC/Verso Paper, Inc., 11.38%, 8/1/16	486	310

11.75%, 1/15/19(1)(2)	475	489

8.75%, 2/1/19	325	179

Westvaco Corp., 8.20%, 1/15/30	400	443
Xerium Technologies, Inc., 8.88%, 6/15/18	755	655
		3,467

Healthcare – Products – 0.5%

Biomet, Inc., 10.38%, 10/15/17	705	760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Healthcare – Products – 0.5% – continued

11.63%, 10/15/17	$975	$1,054

Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18 (1)	780	810

12.50%, 11/1/19 (1)(2)	415	390
		3,014

Healthcare – Services – 5.1%

American Renal Holdings Co., Inc., 8.38%, 5/15/18	850	904

CHS/Community Health Systems, Inc., 8.00%, 11/15/19 (1)	3,265	3,371

Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (1)	595	613

5.88%, 1/31/22 (1)(2)	1,115	1,146

Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (1)	835	910

HCA Holdings, Inc., 7.75%, 5/15/21	1,115	1,153

HCA, Inc., 7.19%, 11/15/15	1,015	1,076

6.50%, 2/15/20	1,485	1,559

7.88%, 2/15/20	310	341

7.50%, 2/15/22	1,750	1,864

5.88%, 3/15/22	1,585	1,587

7.50%, 12/15/23	260	248

8.36%, 4/15/24	680	693

7.69%, 6/15/25	1,110	1,070

7.58%, 9/15/25	225	213

7.05%, 12/1/27	65	58

7.50%, 11/6/33	3,465	3,248

7.75%, 7/15/36	420	388

Health Management Associates, Inc., 7.38%, 1/15/20 (1)	865	882

HealthSouth Corp., 8.13%, 2/15/20	650	712

IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	1,150	1,118

Kindred Healthcare, Inc., 8.25%, 6/1/19	950	828

Radiation Therapy Services, Inc., 9.88%, 4/15/17	1,050	843

Surgical Care Affiliates, Inc., 8.88%, 7/15/15 (1)	150	151

10.00%, 7/15/17 (1)	900	899

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Healthcare – Services – 5.1% – continued

Tenet Healthcare Corp., 9.25%, 2/1/15	$280	$311

8.88%, 7/1/19	1,340	1,501

6.88%, 11/15/31	1,320	1,128

United Surgical Partners International, Inc., 9.25%, 5/1/17	675	709

Universal Health Services, Inc., 7.13%, 6/30/16	505	571

USPI Finance Corp., 9.00%, 4/1/20 (1)(2)(5)	1,210	1,246

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	1,375	1,402

Vanguard Health Systems, Inc., 12.08%, 2/1/16 (3)	1	1
		32,744

Holding Companies – Diversified – 0.1%
Express LLC/Express Finance Corp., 8.75%, 3/1/18	675	748

Home Builders – 1.3%

Beazer Homes USA, Inc., 9.13%, 6/15/18	85	74

9.13%, 5/15/19	585	503

K Hovnanian Enterprises, Inc., 10.63%, 10/15/16	680	615

KB Home, 5.88%, 1/15/15	2	2

6.25%, 6/15/15	42	41

7.25%, 6/15/18	2,955	2,837

8.00%, 3/15/20	630	624

Lennar Corp., 6.95%, 6/1/18	15	16

PulteGroup, Inc., 7.88%, 6/15/32	2,015	1,869

6.38%, 5/15/33	390	314

6.00%, 2/15/35	290	226

Shea Homes L.P./Shea Homes Funding Corp., 8.63%, 5/15/19 (1)	630	655

Standard Pacific Corp., 8.38%, 5/15/18	295	314

8.38%, 1/15/21	480	504
		8,594

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Home Furnishings – 0.1%
Norcraft Cos. L.P./Norcraft Finance Corp., 10.50%, 12/15/15	$950	$834

Household Products/Wares – 1.1%

Armored Autogroup, Inc., 9.25%, 11/1/18 (1)	450	376

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.75%, 10/15/16 (1)	900	952

7.13%, 4/15/19 (1)	120	125

9.00%, 4/15/19 (1)	300	295

7.88%, 8/15/19 (1)	1,530	1,645

9.88%, 8/15/19 (1)(2)	835	854

9.88%, 8/15/19 (1)(2)	785	803

6.88%, 2/15/21 (1)	465	481

8.25%, 2/15/21 (1)	1,800	1,692
		7,223

Housewares – 0.0%
American Standard Americas, 10.75%, 1/15/16 (1)	385	277

Insurance – 0.2%

American International Group, Inc., 8.18%, 5/15/58	1,240	1,313
Genworth Financial, Inc., 7.63%, 9/24/21	265	274
		1,587

Internet – 0.1%
GXS Worldwide, Inc., 9.75%, 6/15/15	930	904

Investment Companies – 0.1%
Fox Acquisition Sub LLC, 13.38%, 7/15/16 (1)	780	846

Iron/Steel – 0.5%

AK Steel Corp., 7.63%, 5/15/20	430	415

United States Steel Corp., 6.65%, 6/1/37	2,934	2,465
		2,880

Lodging – 3.3%

Boyd Gaming Corp., 7.13%, 2/1/16	195	188

9.13%, 12/1/18	1,315	1,369

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Lodging – 3.3% – continued

Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	$575	$499

10.00%, 12/15/18	3,160	2,441

Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.50%, 2/15/20 (1)	360	366

CityCenter Holdings LLC/CityCenter Finance Corp., 7.63%, 1/15/16	365	385

7.63%, 1/15/16 (1)	670	705

10.75%, 1/15/17	1,009	1,117

MGM Resorts International, 5.88%, 2/27/14	1,755	1,808

6.63%, 7/15/15	415	426

6.88%, 4/1/16	790	798

7.50%, 6/1/16	3,130	3,224

7.63%, 1/15/17	2,460	2,540

8.63%, 2/1/19 (1)(2)	510	547

9.00%, 3/15/20	275	306

7.75%, 3/15/22	3,350	3,409

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	841	924
		21,052

Machinery – Construction & Mining – 0.2%

Terex Corp., 8.00%, 11/15/17	530	548

6.50%, 4/1/20	625	630
		1,178

Machinery – Diversified – 0.7%

Case New Holland, Inc., 7.88%, 12/1/17	2,620	3,046

Manitowoc (The) Co., Inc., 9.50%, 2/15/18	650	718

8.50%, 11/1/20	690	759
		4,523

Media – 5.0%

Allbritton Communications Co., 8.00%, 5/15/18	630	673

AMC Networks, Inc., 7.75%, 7/15/21 (1)	790	881

Cablevision Systems Corp., 7.75%, 4/15/18	825	862

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Media – 5.0% – continued

CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	$765	$820

7.00%, 1/15/19	155	164

8.13%, 4/30/20	250	277

CCO Holdings LLC/CCO Holdings CapitalCorp., 6.63%, 1/31/22	1,055	1,095

Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (1)	1,185	892

Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, 11/15/17 (1)	1,835	1,970

Clear Channel Communications, Inc., 5.75%, 1/15/13	455	452

5.50%, 9/15/14	1,660	1,469

10.75%, 8/1/16	1,230	929

CSC Holdings LLC, 8.50%, 4/15/14	420	467

7.63%, 7/15/18	565	630

8.63%, 2/15/19	850	977

6.75%, 11/15/21 (1)	1,255	1,307

Cumulus Media Holdings, Inc., 7.75%, 5/1/19 (1)	435	411

DISH DBS Corp., 7.75%, 5/31/15	665	756

7.13%, 2/1/16	280	310

7.88%, 9/1/19	1,500	1,725

6.75%, 6/1/21	190	205

Entravision Communications Corp., 8.75%, 8/1/17	1,370	1,450

Gannett Co., Inc., 9.38%, 11/15/17	1,015	1,144

7.13%, 9/1/18	1,610	1,694

Local TV Finance LLC, 9.25%, 6/15/15 (1)(2)	435	444

McClatchy (The) Co., 11.50%, 2/15/17	1,170	1,243

Mediacom LLC/Mediacom Capital Corp., 9.13%, 8/15/19	175	190

7.25%, 2/15/22 (1)(2)	875	884

Radio One, Inc., 15.00%, 5/24/16	692	547

Sinclair Television Group, Inc., 8.38%, 10/15/18	1,175	1,269

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Media – 5.0% – continued

Univision Communications, Inc., 6.88%, 5/15/19 (1)	$1,125	$1,140

7.88%, 11/1/20 (1)	1,475	1,549

8.50%, 5/15/2 1(1)	1,298	1,285

XM Satellite Radio, Inc., 13.00%, 8/1/13 (1)	470	532
7.63%, 11/1/18 (1)	1,205	1,301
		31,944

Metal Fabrication/Hardware – 0.4%

Atkore International, Inc., 9.88%, 1/1/18	1,190	1,247

JMC Steel Group, 8.25%, 3/15/18 (1)	880	915
Mueller Water Products, Inc., 7.38%, 6/1/17	435	428
		2,590

Miscellaneous Manufacturing – 0.4%

JM Huber Corp., 9.88%, 11/1/19 (1)	935	973

Park-Ohio Industries, Inc., 8.13%, 4/1/21	375	386
RBS Global, Inc./Rexnord LLC, 8.50%, 5/1/18	1,150	1,233
		2,592

Oil & Gas – 4.9%

ATP Oil & Gas Corp., 11.88%, 5/1/15	361	264

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.38%, 5/1/19	555	577

9.38%, 5/1/19	535	557

Chesapeake Energy Corp., 9.50%, 2/15/15	235	269

6.50%, 8/15/17	330	352

6.88%, 8/15/18	75	77

6.63%, 8/15/20	250	254

6.13%, 2/15/21	1,330	1,317

Cimarex Energy Co., 7.13%, 5/1/17	710	731

5.88%, 5/1/22 (5)	1,075	1,097

Concho Resources, Inc., 7.00%, 1/15/21	1,050	1,126

5.50%, 10/1/22	125	123

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Oil & Gas – 4.9% – continued

Denbury Resources, Inc., 8.25%, 2/15/20	$1,500	$1,676

EXCO Resources, Inc., 7.50%, 9/15/18	1,590	1,415

Forest Oil Corp., 7.25%, 6/15/19	850	831

Hercules Offshore, Inc., 7.13%, 4/1/17 (1)	360	361

10.50%, 10/15/17 (1)	989	1,036

10.25%, 4/1/19 (1)	185	182

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (1)	1,145	1,111

8.63%, 4/15/20	700	754

7.75%, 2/1/21	2,430	2,521

Newfield Exploration Co., 5.75%, 1/30/22	820	859

Oasis Petroleum, Inc., 7.25%, 2/1/19	1,300	1,368

Parker Drilling Co., 9.13%, 4/1/18	1,015	1,076

Pioneer Natural Resources Co., 5.88%, 7/15/16	670	743

Plains Exploration & Production Co., 7.63%, 6/1/18	310	329

8.63%, 10/15/19	280	314

7.63%, 4/1/20	625	681

6.63%, 5/1/21	655	694

6.75%, 2/1/22	835	873

QEP Resources, Inc., 5.38%, 10/1/22	515	511

Quicksilver Resources, Inc., 11.75%, 1/1/16	230	243

Range Resources Corp., 5.75%, 6/1/21	265	278

5.00%, 8/15/22	655	647

SandRidge Energy, Inc., 8.00%, 6/1/18 (1)	2,670	2,723

7.50%, 3/15/21	1,670	1,645

Venoco, Inc., 8.88%, 2/15/19	725	663
WPX Energy, Inc., 6.00%, 1/15/22 (1)	1,220	1,220
		31,498

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Oil & Gas Services – 0.6%

Basic Energy Services, Inc., 7.13%, 4/15/16	$625	$635

Hornbeck Offshore Services, Inc., 8.00%, 9/1/17	650	683

5.88%, 4/1/20 (1)(2)	525	526

Pioneer Drilling Co., 9.88%, 3/15/18	480	509

SESI LLC, 6.38%, 5/1/19	939	995
7.13%, 12/15/21 (1)	465	502
		3,850

Packaging & Containers – 1.1%

Berry Plastics Corp., 9.50%, 5/15/18	1,010	1,071

9.75%, 1/15/21	2,905	3,174

Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	665	748

Pregis Corp., 12.38%, 10/15/13	560	563

Sealed Air Corp., 8.38%, 9/15/21 (1)	1,385	1,556
Solo Cup Co., 8.50%, 2/15/14	232	233
		7,345

Pharmaceuticals – 1.0%

Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	580	619

Mylan, Inc., 7.63%, 7/15/17 (1)	525	577

7.88%, 7/15/20 (1)	310	346

NBTY, Inc., 9.00%, 10/1/18	825	908

Valeant Pharmaceuticals International, 6.50%, 7/15/16 (1)	1,200	1,221

6.75%, 10/1/17 (1)	320	324

6.75%, 8/15/21 (1)	1,320	1,284
7.25%, 7/15/22 (1)	1,405	1,391
		6,670

Pipelines – 2.0%

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 8.75%, 6/15/18	1,075	1,145

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Pipelines – 2.0% – continued

Chesapeake Midstream Partners L.P./CHKM Finance Corp., 6.13%, 7/15/22 (1)(2)	$765	$771

Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 4/1/21	875	921

Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., 8.38%, 6/1/19	1,050	1,082

El Paso Corp., 7.25%, 6/1/18	220	246

7.80%, 8/1/31	665	756

7.75%, 1/15/32	965	1,099

Energy Transfer Equity L.P., 7.50%, 10/15/20	1,230	1,365

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)	1,160	1,231

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., 8.75%, 4/15/18	745	816

6.25%, 6/15/22	505	530

NGPL PipeCo. LLC, 6.51%, 12/15/12 (1)	345	333

7.77%, 12/15/37 (1)	170	146

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.88%, 12/1/18	720	761

Rockies Express Pipeline LLC, 6.88%, 4/15/40 (1)(2)	1,540	1,228

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 7.88%, 10/15/18	200	214
6.88%, 2/1/21	175	182
		12,826

Real Estate – 0.7%

Colonial Realty L.P., 6.05%, 9/1/16	2,200	2,369

Realogy Corp., 7.63%, 1/15/20 (1)	510	533
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	1,740	1,905
		4,807

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Real Estate Investment Trusts – 0.2%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22	$1,060	$1,124

Retail – 3.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	860	873

7.00%, 5/20/22	925	943

Claire’s Stores, Inc., 9.25%, 6/1/15	325	276

9.63%, 6/1/15	156	134

8.88%, 3/15/19	650	572

Dillard’s, Inc., 7.88%, 1/1/23	330	331

7.75%, 7/15/26	495	488

7.75%, 5/15/27	465	451

Ferrellgas L.P./Ferrellgas Finance Corp., 9.13%, 10/1/17	1,295	1,353

Inergy L.P./Inergy Finance Corp., 7.00%, 10/1/18	620	604

6.88%, 8/1/21	825	794

J.C. Penney Co., Inc., 5.65%, 6/1/20	540	528

J.C. Penney Corp., Inc., 6.38%, 10/15/36	598	525

7.40%, 4/1/37	1,060	1,035

Limited Brands, Inc., 6.63%, 4/1/21	90	98

5.63%, 2/15/22	470	474

7.60%, 7/15/37	1,050	1,058

Michaels Stores, Inc., 11.38%, 11/1/16	800	850

7.75%, 11/1/18	250	266

New Albertsons, Inc., 7.45%, 8/1/29	2,890	2,211

8.70%, 5/1/30	1,050	861

8.00%, 5/1/31	1,425	1,079

PVH Corp., 7.75%, 11/15/23	290	331

RadioShack Corp., 6.75%, 5/15/19	500	399

Rite Aid Corp., 10.25%, 10/15/19	295	340

8.00%, 8/15/20	260	299

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Retail – 3.2% – continued

Sears Holdings Corp., 6.63%, 10/15/18	$1,415	$1,258

Toys R Us Property Co. II LLC, 8.50%, 12/1/17	340	355
Toys R Us, Inc., 7.38%, 10/15/18	2,235	2,006
		20,792

Semiconductors – 0.2%

Freescale Semiconductor, Inc., 9.25%, 4/15/18 (1)	840	920
MEMC Electronic Materials, Inc., 7.75%, 4/1/19	675	536
		1,456

Software – 1.5%

Fidelity National Information Services, Inc., 7.63%, 7/15/17	465	509

7.88%, 7/15/20	450	499

First Data Corp., 11.25%, 3/31/16	1,560	1,412

7.38%, 6/15/19 (1)	555	565

8.25%, 1/15/21 (1)	2,450	2,395

12.63%, 1/15/21	985	987

Lawson Software, Inc., 11.50%, 7/15/18 (1)	1,055	1,166

9.38%, 4/1/19 (1)	325	336

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (1)	685	731
SSI Investments II Ltd./SSI Co-Issuer LLC, 11.13%, 6/1/18	770	855
		9,455

Storage/Warehousing – 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 3/15/18	790	743

Telecommunications – 8.4%

Alcatel-Lucent USA, Inc., 6.50%, 1/15/28	50	39

6.45%, 3/15/29	3,360	2,654

CenturyLink, Inc., 6.45%, 6/15/21	245	251

7.60%, 9/15/39	1,155	1,093

Cincinnati Bell Telephone Co. LLC, 6.30%, 12/1/28	50	40

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Telecommunications – 8.4% – continued

Cincinnati Bell, Inc., 8.25%, 10/15/17	$1,075	$1,098

8.75%, 3/15/18	1,785	1,667

Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (1)	1,445	1,423

CommScope, Inc., 8.25%, 1/15/19 (1)	1,595	1,699

CPI International, Inc., 8.00%, 2/15/18	800	706

Cricket Communications, Inc., 7.75%, 5/15/16	835	881

Frontier Communications Corp., 8.25%, 4/15/17	505	543

8.50%, 4/15/20	330	347

7.88%, 1/15/27	1,830	1,665

9.00%, 8/15/31	5,559	5,392

7.45%, 7/1/35	10	8

Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (1)	1,440	1,325

ITC Deltacom, Inc., 10.50%, 4/1/16	850	892

Level 3 Financing, Inc., 8.75%, 2/15/17	985	1,029

10.00%, 2/1/18	1,149	1,258

8.13%, 7/1/19 (1)	2,975	3,072

8.63%, 7/15/20 (1)(2)	1,195	1,255

Nextel Communications, Inc., 7.38%, 8/1/15	500	483

PAETEC Holding Corp., 8.88%, 6/30/17	460	499

9.88%, 12/1/18	190	215

Qwest Capital Funding, Inc., 7.63%, 8/3/21	260	267

6.88%, 7/15/28	650	621

Qwest Communications International, Inc., 7.13%, 4/1/18	635	678

Qwest Corp., 6.75%, 12/1/21	425	474

7.50%, 6/15/23	215	217

7.20%, 11/10/26	550	554

6.88%, 9/15/33	2,490	2,465

7.13%, 11/15/43	1,150	1,156

Sprint Capital Corp., 6.90%, 5/1/19	10	9

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.8% – continued

Telecommunications – 8.4% – continued
6.88%, 11/15/28	$7,605	$5,818

8.75%, 3/15/32	3,790	3,250

Sprint Nextel Corp., 6.00%, 12/1/16	435	388

9.13%, 3/1/17 (1) (2)	745	741

8.38%, 8/15/17	255	246

9.00%, 11/15/18 (1)	245	269

7.00%, 3/1/20 (1)	715	726

Syniverse Holdings, Inc., 9.13%, 1/15/19	820	904

Virgin Media Secured Finance PLC, 6.50%, 1/15/18	290	315

Windstream Corp., 8.13%, 8/1/13	295	314

7.88%, 11/1/17	410	452

7.75%, 10/1/21	1,750	1,873

7.50%, 6/1/22 (1)	810	846
7.50%, 4/1/23	1,919	1,977
		54,094
Total Corporate Bonds
(Cost $431,177)		437,627

FOREIGN ISSUER BONDS – 17.1%

Airlines – 0.1%

Air Canada, 9.25%, 8/1/15 (1)(2)	760	741
12.00%, 2/1/16 (1)(2)	55	49
		790

Banks – 2.5%

Barclays Bank PLC, 3.68%, 8/20/15 (7)	2,790,000	2,495

Export-Import Bank of Korea, 6.60%, 11/4/13 (1)(8)	47,000,000	5,183

4.00%, 11/26/15 (1)(9)	151,800	3,529

HBOS PLC, 6.75%, 5/21/18 (1)(2)	2,700	2,534

6.00%, 11/1/33 (1)(2)	200	152
Societe Generale S.A., 5.20%, 4/15/21 (1)	2,000	1,921
		15,814

Building Materials – 0.9%

Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (1)	1,024	804

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Building Materials – 0.9% – continued

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22 (1)	$800	$818

Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (1)(2)	1,720	1,823

Masonite International Corp., 8.25%, 4/15/21 (1)	1,230	1,279

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20 (1)	115	121

9.75%, 2/3/22 (1)(2)	600	636
		5,481

Chemicals – 0.8%

Ineos Finance PLC, 8.38%, 2/15/19 (1)(2)	850	899

Ineos Group Holdings Ltd., 8.50%, 2/15/16 (1)	1,210	1,143

LyondellBasell Industries N.V., 5.00%, 4/15/19 (1)(5)	1,835	1,835

6.00%, 11/15/21 (1)	400	420
Nova Chemicals Corp., 8.38%, 11/1/16	750	833
		5,130

Commercial Services – 0.4%
DP World Ltd., 6.85%, 7/2/37 (1)	2,400	2,316

Computers – 0.1%
Seagate HDD Cayman, 7.00%, 11/1/21 (1)	755	812

Distribution/Wholesale – 0.1%
Marfrig Overseas Ltd., 9.50%, 5/4/20 (1)	800	733

Diversified Financial Services – 0.1%

Aircastle Ltd., 9.75%, 8/1/18	650	725

7.63%, 4/15/20 (1)	195	195
		920

Electric – 0.3%

EDP Finance B.V., 6.00%, 2/2/18 (1)(2)	1,000	884

4.90%, 10/1/19 (1)(2)	1,600	1,300
		2,184

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Electronics – 0.2%
NXP B.V./NXP Funding LLC, 9.75%, 8/1/18 (1)	$1,300	$1,469

Food – 0.1%
Campofrio Food Group S.A., 8.25%, 10/31/16 (4)	450	614

Forest Products & Paper – 0.3%

Cascades, Inc., 7.75%, 12/15/17	625	625

Catalyst Paper Corp., 11.00%, 12/15/16 (1)(6)	800	416
Fibria Overseas Finance Ltd., 6.75%, 3/3/21 (1)	1,050	1,074
		2,115

Healthcare – Products – 0.1%
ConvaTec Healthcare E S.A., 10.50%, 12/15/18 (1)	875	899

Holding Companies – Diversified – 0.2%
Votorantim Cimentos S.A., 7.25%, 4/5/41 (1)(2)	1,200	1,218

Internet – 0.1%
eAccess Ltd., 8.25%, 4/1/18 (1)	800	766

Investment Companies – 0.2%

Boparan Finance PLC, 9.75%, 4/30/18 (4)	300	414
Offshore Group Investments Ltd., 11.50%, 8/1/15	990	1,089
		1,503

Iron/Steel – 0.4%

Algoma Acquisition Corp., 9.88%, 6/15/15 (1)	1,505	1,369

APERAM, 7.38%, 4/1/16 (1)	400	391

7.75%, 4/1/18 (1)	475	458

ArcelorMittal, 4.50%, 2/25/17	220	221

6.25%, 2/25/22	270	273
		2,712

Leisure Time – 0.2%
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	945	950

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Media – 0.6%

Kabel BW Musketeer GmbH, 9.50%, 3/15/21 (4)	$400	$578

Nara Cable Funding Ltd., 8.88%, 12/1/18 (1)(2)	1,215	1,154

Ono Finance II PLC, 10.88%, 7/15/19 (1)	395	360

Videotron Ltee, 9.13%, 4/15/18	1,095	1,210
Ziggo Bond Co. B.V., 8.00%, 5/15/18 (4)	575	830
		4,132

Mining – 1.3%

FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (1)	1,050	1,040

8.25%, 11/1/19 (1)	1,395	1,465

8.50%, 11/1/20	2,415	2,463

Novelis, Inc., 8.38%, 12/15/17	925	1,004

Taseko Mines Ltd., 7.75%, 4/15/19	900	857
Vedanta Resources PLC, 8.25%, 6/7/21 (1)	1,400	1,298
		8,127

Miscellaneous Manufacturing – 0.4%
Bombardier, Inc., 7.45%, 5/1/34 (1)	2,500	2,562

Multi-National – 0.5%

European Bank for Reconstruction & Development, 9.25%, 9/10/12 (10)	4,250	2,344
International Bank for Reconstruction & Development, 2.30%, 2/26/13 (7)	1,000,000	880
		3,224

Oil & Gas – 1.0%

Connacher Oil and Gas Ltd., 8.75%, 8/1/18 (1)(11)	1,290	1,274

8.50%, 8/1/19 (1)	185	185

Kodiak Oil & Gas Corp., 8.13%, 12/1/19 (1)	485	513

MEG Energy Corp., 6.50%, 3/15/21 (1)	950	995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Oil & Gas – 1.0% – continued

OGX Austria GmbH, 8.50%, 6/1/18 (1)	$2,650	$2,753

8.38%, 4/1/22 (1)	600	606
		6,326

Oil & Gas Services – 0.3%

MBPS Finance Co., 11.25%, 11/15/15 (1)	1,080	843
Trinidad Drilling Ltd., 7.88%, 1/15/19 (1)	852	906
		1,749

Packaging & Containers – 0.3%

ARD Finance S.A., 11.13%, 6/1/18 (1)(2)	479	471

Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (1)	975	1,046

9.25%, 10/15/20 (4)	300	408
		1,925

Sovereign – 3.1%

Brazilian Government International Bond, 10.25%, 1/10/28 (10)	6,000	3,926

European Financial Stability Facility, 0.40%, 3/12/13 (4)	249	331

1.00%, 3/12/14 (4)	249	331

Ireland Government Bond, 4.50%, 10/18/18 (4)	175	213

4.50%, 4/18/20 (4)	340	394

5.00%, 10/18/20 (4)	40	47

5.40%, 3/13/25 (4)	1,495	1,751

Italy Buoni Poliennali Del Tesoro, 5.25%, 11/1/29 (4)	105	135

5.75%, 2/1/33 (4)	90	119

5.00%, 8/1/34 (4)	110	132

Korea Treasury Bond, 5.00%, 9/10/14 (7)	972,050	886

Mexican Bonos, 7.75%, 12/14/17 (12)	61,300	5,321

8.00%, 12/7/23 (12)	16,500	1,458

Philippine Government International Bond, 4.95%, 1/15/21 (9)	10,000	240

6.25%, 1/14/36 (9)	40,000	983

Portugal Obrigacoes do Tesouro OT, 4.80%, 6/15/20 (4)	25	20

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Sovereign – 3.1% – continued

3.85%, 4/15/21 (4)	$25	$20

3.85%, 4/15/21 (4)	830	657

4.95%, 10/25/23 (4)	1,855	1,481
Uruguay Government International Bond, 3.70%, 6/26/37 (13)	17,225	1,233
		19,678

Telecommunications – 2.2%

America Movil S.A.B. de C.V., 8.46%, 12/18/36 (12)	3,400	264

Axtel S.A.B. de C.V., 9.00%, 9/22/19 (1)	1,445	1,178

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15 (1)	1,700	1,266

Intelsat Jackson Holdings S.A., 7.25%, 4/1/19	910	957

8.50%, 11/1/19	360	395

Intelsat Luxembourg S.A., 11.25%, 2/4/17	3,840	3,993

11.50%, 2/4/17	690	717

Matterhorn Mobile Holdings S.A., 8.25%, 2/15/20 (4)	350	488

Portugal Telecom International Finance B.V., 5.63%, 2/8/16 (4)	100	124

Telecom Italia Capital S.A., 6.38%, 11/15/33	70	63

6.00%, 9/30/34	765	673

UPC Holding B.V., 9.75%, 4/15/18 (4)	200	284

9.88%, 4/15/18 (1)	743	821

8.38%, 8/15/20 (4)	325	450

UPCB Finance V Ltd., 7.25%, 11/15/21 (1)	275	291

Virgin Media Finance PLC, 9.50%, 8/15/16	509	574

Wind Acquisition Finance S.A., 7.25%, 2/15/18 (1)	575	542
Wind Acquisition Holdings Finance S.A., 12.25%, 7/15/17 (1)	1,505	1,332
		14,412

Transportation – 0.3%

CHC Helicopter S.A., 9.25%, 10/15/20 (1)	1,025	1,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 17.1% – continued

Transportation – 0.3% – continued

General Maritime Corp., 12.00%, 11/15/17 (6)	$1,345	$32
Teekay Corp., 8.50%, 1/15/20	1,025	1,063
		2,112
Total Foreign Issuer Bonds
(Cost $108,619)		110,673

TERM LOANS – 1.7%

Auto Manufacturers – 0.1%
Chrysler Group LLC, 6.00%, 5/24/17	738	749

Commercial Services – 0.3%

Emergency Medical Services Corp., 5.25%, 5/25/18	575	575

Monitronics International, Inc., 5.50%, 1/28/15	550	550
Pharmaceutical Product Development, Inc., 6.25%, 12/5/18	650	657
		1,782

Diversified Financial Services – 0.0%
Springleaf Financial Funding Co., 4.25%, 5/10/17 (5)	255	235

Electric – 0.2%
Texas Competitive Electric Holdings Co. LLC, 4.74%, 10/10/17	2,351	1,303

Lodging – 0.4%

Caesars Entertainment Operating Co., Inc., 4.49%, 1/28/18	1,691	1,470

Caesars Entertainment Operating Co., Inc. (Tranche B2), 3.24%, 1/28/15	1,250	1,190
Caesars Entertainment Operating Co., Inc. (Tranche B6), 5.49%, 1/28/18 (5)	237	214
		2,874

Media – 0.1%

Cengage Learning Acquisitions, Inc., 4.03%, 7/3/14	590	515
Clear Channel Communications, Inc., 3.64%, 7/30/14 (5)	285	263
		778

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 1.7% – continued

Real Estate Investment Trusts – 0.3%
iStar Financial, Inc., 7.00%, 6/30/14	$1,625	$1,619

Retail – 0.1%
Lord & Taylor LLC, 5.75%, 12/2/18	630	632

Software – 0.1%

First Data Corp., 5.24%, 9/24/14	392	377
Sophia L.P., 6.25%, 7/19/18 (5)	400	406
		783

Telecommunications – 0.1%

Level 3 Financing, Inc., 5.75%, 2/21/14	165	167

5.75%, 9/1/18	270	272
		439
Total Term Loans
(Cost $11,722)		11,194

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.4%

Banks – 0.4%

Ally Financial, Inc. *	41,725	$905

Ally Financial, Inc. (1)(2) *	1,595	1,329
		2,234

Home Builders – 0.0%
Hovnanian Enterprises, Inc. *	10,100	40
Total Preferred Stocks
(Cost $2,555)		2,274

CONVERTIBLE PREFERRED STOCKS – 1.7%

Auto Manufacturers – 0.7%
General Motors Co., 4.75% *	108,450	4,539

Auto Parts & Equipment – 0.3%
Goodyear Tire & Rubber (The) Co., 5.88% *	52,200	2,163

Banks – 0.0%

Bank of America Corp., 7.25% *	75	73

Wells Fargo & Co., 7.50% *	10	11

	NUMBER OF SHARES	VALUE (000s)
CONVERTIBLE PREFERRED STOCKS – 1.7% – continued

Banks – 0.0% – continued
Wintrust Financial Corp., 7.50%	2,700	$148
		232

Commercial Services – 0.0%
United Rentals Trust I, 6.50% *	1,680	91

Computers – 0.0%
Unisys Corp., 6.25% *	62	4

Housewares – 0.4%
Newell Financial Trust I, 5.25%	51,950	2,455

Insurance – 0.0%

Hartford Financial Services Group, Inc., 7.25% *	1,179	25
MetLife, Inc., 5.00% *	1,540	109
		134

Mining – 0.0%
Molycorp, Inc., 5.50%	660	47

Oil & Gas – 0.1%

Apache Corp., 6.00% *	4,180	232
SandRidge Energy, Inc.	500	61
		293

Pipelines – 0.2%
El Paso Energy Capital Trust I, 4.75% *	24,025	1,107
Total Convertible Preferred Stocks
(Cost $11,901)		11,065

INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds –Diversified Assets Portfolio (14)(15)	14,708,147	14,708
Total Investment Companies
(Cost $14,708)		14,708

Total Investments – 99.2%
(Cost $630,433)		640,651
Other Assets less Liabilities – 0.8%		5,079
NET ASSETS – 100.0%		$645,730

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2012, the value of these restricted illiquid securities amounted to approximately

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

$35,070,000 or 5.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Air Canada, 9.25%, 8/1/15	11/9/11-2/24/12	$725
Air Canada, 12.00%, 2/1/16	11/8/11	52
Ally Financial Inc.,	11/3/10-3/27/12	1,409
ARD Finance S.A., 11.13%, 6/1/18	5/13/11-2/14/12	476
Braskem America Finance Co., 7.13%, 7/22/41	11/3/11-11/4/11	393
Chesapeake Midstream Partners L.P./CHKM Finance Corp., 6.13%, 7/15/22	1/6/12-1/24/12	772
Desarrolladora Homex S.A.B.de C.V., 9.75%, 3/25/20	2/2/12-2/9/12	1,707
EDP Finance B.V., 6.00%, 2/2/18	2/9/12-3/21/12	851
EDP Finance B.V., 4.90%, 10/1/19	2/2/12-2/28/12	1,242
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22	1/17/12-1/18/12	1,117
HBOS PLC 6.75%, 5/21/18	11/14/11-12/14/11	2,152
HBOS PLC 6.00%, 11/1/33	11/10/11	130
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 6.63%, 4/15/20	3/5/12	641
Hornbeck Offshore Services, Inc., 5.88%, 4/1/20	3/2/12	527
Ineos Finance PLC, 8.38%, 2/15/19	2/3/12	857
Kinetic Concepts Inc.,/KCI USA Inc., 12.50%, 11/1/19	2/9/12	410
Lamar Media Corp., 5.88%, 2/1/22	1/26/12	875
Lennar Corp., 3.25%, 11/15/21	11/23/11	1,165
Level 3 Financing, Inc., 8.63%, 7/15/20	1/10/12	570
Local TV Finance LLC, 9.25%, 6/15/15	1/18/12-3/8/12	435
Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	1/31/12-2/21/12	878
MGM Resorts International, 8.63%, 2/1/19	1/11/12	510

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Micron Technology, Inc., 1.88%, 8/1/31	7/21/11-11/28/11	$2,407
Monitronics International, Inc., 9.13%, 4/1/20	3/16/12	400
Nara Cable Funding Ltd., 8.88%, 12/1/18	1/26/12-3/28/12	1,178
Post Holdings, Inc., 7.38%, 2/15/22	1/27/12-1/31/12	1,053
priceline.com, Inc., 1.00%, 3/15/18	3/7/12	16
Reichhold Industries, Inc., 9.00%, 8/15/14	3/16/10-4/1/10	850
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.88%, 8/15/19	1/9/12-2/6/12	848
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.88%, 8/15/19	2/9/12-2/10/12	430
Rockies Express Pipeline LLC, 6.88%, 4/15/40	1/31/12-3/29/12	1,242
Salix Pharmaceuticals Ltd., 1.50%, 3/15/19	3/13/12	12
ServiceMaster Co., 8.00%, 2/15/20	2/2/12-2/10/12	564
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.31%, 7/20/28	11/4/11-3/20/12	871
Sprint Nextel Corp., 9.13%, 3/1/17	2/27/12	745
Stone Energy Corp., 1.75%, 3/1/17	3/1/12-3/27/12	32
TransUnion Holding Co., Inc., 9.63%, 6/15/18	3/2/12	290
UR Financing Escrow Corp., 7.63%, 4/15/22	2/24/12	360
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22	1/27/12	591
USPI Finance Corp., 9.00%, 4/1/20	3/20/12-3/22/12	1,220
Verso Paper Holdings LLC / Verso Paper, Inc., 11.75%, 1/15/19	3/8/12	470
Votorantim Cimentos S.A., 7.25%, 4/5/41	2/2/12	1,193

(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Principal amount is denoted in Euro.
(5)	When-Issued Security.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Principal amount is denoted in South Korean Won.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

(8)	Principal amount is denoted in Indonesian Rupiah.
(9)	Principal amount is denoted in Philippine Peso.
(10)	Principal amount is denoted in Brazilian Real.
(11)	Par value is denoted in Canadian Dollar.
(12)	Par Value is denoted in Mexican Peso.
(13)	Principal amount is denoted in Uruguayan Peso.
(14)	At March 31, 2011, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $30,007,000 with net sales of approximately $15,299,000 during the fiscal year ended March 31, 2012.
(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2012, the industry sectors (unaudited) for the Multi-Manager High Yield Opportunity Fund were :

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Asset Backed	0.7%
Bank Loans	1.8
Commercial Mortgage-Backed Securities	0.4
Convertibles	6.3
Emerging Markets Debt	3.9
Financials	8.1
Foreign	3.0
Industrials	65.5
Other	0.2
Preferreds	0.2
Residential Mortgage-Backed Securities	1.5
Short-Term	1.8
Utilities	6.6

Total	100%

At March 31, 2012, the credit quality distribution (unaudited) for the Multi-Manager High Yield Opportunity Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF LONG TERM INVESTMENTS
AAA	0.5%
AA	0.1
A	3.1
BBB	4.0
BB	22.9
B	42.2
CCC or Below	23.0
Non-Rated	2.3
Cash Equivalents	1.9

Total	100.0%

*	Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. We report the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2012, the Multi-Manager High Yield Opportunity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	94.5%
All other currencies less than 5%	5.5

Total	100.0%

At March 31, 2012, the Multi-Manager High Yield Opportunity Fund had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	70	Euro	53	4/3/12	$– *
Euro	4,740	United States Dollar	6,181	4/30/12	(142)
Euro	2,365	United States Dollar	3,088	4/30/12	(67)
Euro	500	United States Dollar	660	4/30/12	(7)
Euro	328	United States Dollar	435	4/30/12	(3)
Euro	158	United States Dollar	208	4/30/12	(2)
Euro	46	United States Dollar	60	4/30/12	(1)
Euro	107	United States Dollar	141	4/30/12	(1)
Euro	110	United States Dollar	145	4/30/12	(1)
Euro	53	United States Dollar	70	4/30/12	– *
Euro	620	United States Dollar	828	4/30/12	1
United States Dollar	786	Euro	600	4/30/12	15

Total					$(208)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Valuations based on significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager High Yield Opportunity Fund’s investments and other financial instruments, which are carried at fair value, as of March 31, 2012:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$16,156 (1)	$–	$16,156
Convertible Bonds

Airlines	–	1,504	–	1,504

Apparel	–	664	–	664

Auto Manufacturers	–	3,913	–	3,913

Auto Parts & Equipment	–	2,386	–	2,386

Biotechnology	–	2,862	–	2,862

Building Materials	–	127	–	127

Coal	–	1,004	–	1,004

Computers	–	421	–	421

Food	–	311	–	311

Healthcare – Products	–	69	–	69

Home Builders	–	1,818	–	1,818

Internet	–	115	–	115

Iron/Steel	–	364	–	364

Lodging	–	28	–	28

Machinery – Diversified	–	57	–	57

Metal Fabrication/ Hardware	–	102	–	102

Miscellaneous Manufacturing	–	2,632	–	2,632

Oil & Gas	–	247	–	247

Oil & Gas Services	–	88	249	337

Packaging & Containers	–	82	–	82

Pharmaceuticals	–	270	–	270

Semiconductors	–	8,477	–	8,477

Software	–	72	–	72

Telecommunications	–	8,983	–	8,983

Transportation	–	14	–	14

Trucking & Leasing	–	95	–	95
Corporate Bonds	–	437,627 (1)	–	437,627
Foreign Issuer Bonds

Airlines	–	790	–	790

Banks	–	7,102	8,712	15,814

Building Materials	–	5,481	–	5,481

Chemicals	–	5,130	–	5,130

Commercial Services	–	2,316	–	2,316

Computers	–	812	–	812

Distribution/Wholesale	–	733	–	733

Diversified Financial Services	–	920	–	920

Electric	–	2,184	–	2,184

Electronics	–	1,469	–	1,469

Food	–	614	–	614

Forest Products & Paper	–	2,115	–	2,115

Healthcare – Products	–	899	–	899

Holding Companies – Diversified	–	1,218	–	1,218

Internet	–	766	–	766

Investment Companies	–	1,503	–	1,503

Iron/Steel	–	2,712	–	2,712

Leisure Time	–	950	–	950

Media	–	4,132	–	4,132

Mining	–	8,127	–	8,127

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

Miscellaneous

Manufacturing	$–	$2,562	$–	$2,562

Multi-National	–	2,345	879	3,224

Oil & Gas	–	6,326	–	6,326

Oil & Gas Services	–	1,749	–	1,749

Packaging & Containers	–	1,925	–	1,925

Sovereign	–	12,409	7,269	19,678

Telecommunications	–	14,412	–	14,412

Transportation	–	2,112	–	2,112
Term Loans	–	11,194(1)	–	11,194
Preferred Stocks

Banks	905	1,329	–	2,234

Home Builders	40	–	–	40
Convertible Preferred Stocks

Auto Manufacturers	4,539	–	–	4,539

Auto Parts & Equipment	2,163	–	–	2,163

Banks	232	–	–	232

Commercial Services	–	91	–	91

Computers	4	–	–	4

Housewares	2,455	–	–	2,455

Insurance	134	–	–	134

Mining	47	–	–	47

Oil & Gas	293	–	–	293

Pipelines	1,107	–	–	1,107
Investment Companies	14,708	–	–	14,708
Total Investments	$26,627	$596,915	$17,109	$640,651
OTHER FINANCIAL INSTRUMENTS
Assets

Foreign Currency Exchange Contracts	$–	$16	$–	$16
Liabilities
Foreign Currency Exchange Contracts	–	(224)	–	(224)
Total Other Financial Instruments	$–	$(208)	$–	$(208)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on March 31, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/11 (000s)	REALIZED GAINS (000s)	REALIZED LOSSES (000s)	CHANGE IN UNREALIZED APPRECIATION (000s)	CHANGE IN UNREALIZED DEPRECIATION (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s) (1)(2)	TRANSFERS OUT OF LEVEL 3 (000s) (1)(3)	BALANCE AS OF 3/31/12 (000s)
Convertible Bonds

Internet	$31	$–	$(1)	$1	$–	$–	$(31)	$–	$–	$–

Oil & Gas Services	–	–	–	–	–	–	–	249	–	249
Corporate Bonds

Iron/Steel	1,329	13	–	3	–	633	(1,063)	–	(915)	–

Miscellaneous Manufacturing	1,603	–	(10)	–	(16)	633	(2,210)	–	–	–

Shipbuilding	1,236	–	(44)	–	(33)	482	(1,641)	–	–	–
Foreign Issuer Bonds

Banks	10,312	7	–	115	–	–	(1,722)	–	–	8,712

Electric	430	–	(167)	195	–	–	(458)	–	–	–

Iron/Steel	1,275	–	(65)	–	(31)	384	(1,105)	–	(458)	–

Multi-National	3,985	25	–	–	(311)	–	(476)	–	(2,344)	879

Oil & Gas Services	1,064	–	–	–	(221)	–	–	–	(843)	–

Sovereign	4,590	–	–	222	–	–	–	2,457	–	7,269
Telecommunications	1,174	–	–	–	(382)	475	–	–	(1,267)	–
Total	$27,029	$45	$(287)	$536	$(994)	$2,607	$(8,706)	$2,706	$(5,827)	$17,109

(1)	The value of Transfers Into and Out of Level 3 are measured using the fair value as of the end of the fiscal year ended, March 31, 2012.
(2)	Transferred into Level 3 due to security being valued based on significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).
(3)	Transferred out of Level 3 due to security being based on other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, rating and/or security indicies).

The amount of change in net unrealized appreciation (depreciation) on investments in Level 3 securities still held at March 31, 2012 was approximately $214, which is included in the Statement of Operations as part of net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

The Northern Trust Company of Connecticut (“NTCC”) is a subsidiary of Northern Trust Corporation and Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTCC and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services and brokers when such prices are believed to reflect the fair value of such securities. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI and NTCC, as authorized by the Board of Trustees, have determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2012

might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligation under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

At March 31, 2012, the Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $2,845,000, $2,835,000, $845,000 and $1,765,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 p.m. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral or designate on its books and records cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2012, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were approximately $2,000 and $1,000 for the fiscal year ended March 31, 2012, for the Multi-Manager Global Real Estate and Multi-Manager International Equity Funds, respectively. Redemption fees were less than $500 for the fiscal year ended March 31, 2012 for the Multi-Manager High Yield Opportunity Fund. There were no redemption fees for the fiscal year ended March 31, 2012 for the Multi-Manager Emerging Markets Equity Fund. Redemption fees were less than $500 for the fiscal year ended March 31, 2011, for the Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2011 for the Multi-Manager Emerging Markets Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Funds may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions.

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These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$3,448	$(3,448)	$ —
Multi-Manager Global Real Estate	570	(1,451)	881
Multi-Manager International Equity	4,249	(4,249)	—
Multi-Manager Large Cap	—	—	—
Multi-Manager Mid Cap	(46)	(11,431)	11,477
Multi-Managers Small Cap	282	65	(347)
Multi-Manager High Yield Opportunity	1,434	(1,434)	—

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Multi-Manager Global Real Estate Fund has elected to defer net capital losses and/or net currency losses incurred from November 1, 2011 through November 30, 2011, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Multi-Manager Global Real Estate	$1,005

For the period subsequent to October 31, 2011, through the fiscal year ended March 31, 2012, the following Funds incurred net capital losses and/or net currency losses, which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Emerging Markets Equity	$45,536
Multi-Manager International Equity	105,434
Multi-Manager Large Cap	1,333
Multi-Manager Mid Cap	3,657
Multi-Manager Small Cap	3,279
Multi-Mananger High Yield Opportunity	3,722

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD
Multi-Manager International Equity	$13,131

The Fund in the above table may offset future capital gains with these capital gains with these capital loss carryforwards.

At March 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MARCH 31, 2017*	MARCH 31, 2018
Multi-Manager International Equity	$ —	$143,680
Multi-Manager Mid Cap	13,148	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2017.

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NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amount in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Multi-Manager Emerging Markets Equity	$7,149	$1	$179,357
Multi-Manager International Equity	10,901	—	57,355
Multi-Manager Large Cap	233	22,409	190,275
Multi-Manager Mid Cap	1,370	20,147	195,939
Multi-Manager Small Cap	—	8,077	49,769
Multi-Mananger High Yield Opportunity	1,624	15	8,309

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income and net long-term capital gains at November 30, 2011, the Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Multi-Manager Global Real Estate	$923	$41,594	$88,868

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$62,501	$187,602
Multi-Manager International Equity	43,000	—
Multi-Manager Large Cap	6,068	31,795
Multi-Manager Mid Cap	1,319	31,120
Multi-Manager Small Cap	1,846	46,671
Multi-Mananger High Yield Opportunity	47,525	11,845

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$64,757	$146,023
Multi-Manager International Equity	23,400	—
Multi-Manager Large Cap	4,163	—
Multi-Manager Mid Cap	893	—
Multi-Manager High Yield Opportunity	39,312	850

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2011 and November 30, 2010 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2011 AND NOVEMBER 30, 2010 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Real Estate (2011)	$16,632	$48,695
Multi-Manager Global Real Estate (2010)	22,952	1,766

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2012, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for Multi-Manager Global Real Estate Fund, filed for the fiscal years ended March 31, 2009 through March 31, 2011 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statement of Operations.

K) OTHER RISKS Certain Funds invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries.

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In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2012.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2012.

4. BANK BORROWINGS

The Trust has entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2012 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Emerging Markets Equity	$25,900	1.29%
Multi-Manager International Equity	28,600	1.50%
Multi-Manager Mid Cap	300	1.50%
Multi-Manager Small Cap	1,700	1.50%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment advisers are entitled to a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2012, the investment advisers contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees for the fiscal year ended March 31, 2012, and the expense limitations for the period from April 1, 2011 to December 31, 2011, for the Funds were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEES
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%	1.50%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%	1.30%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.45%
Multi-Manager Large Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.40%

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NOTES TO THE FINANCIAL STATEMENTS continued

	CONTRACTUAL ANNUAL ADVISORY FEES
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager High Yield Opportunity	0.80%	0.75%	0.72%	1.10%

Effective January 1, 2012, NTI increased the expense reimbursements it provides to the Funds. This increase in expense reimbursements reduces the Total Expenses paid by investors as shown in the Statements of Operations. The new contractual reimbursement arrangements will continue from implementation until at least December 31, 2012. After this date, NTI or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. The following chart illustrates the new contractual expense limitations that became effective on January 1, 2012, replacing the limitations in the tables above:

Fund	CONTRACTUAL EXPENSE LIMITATIONS EFFECTIVE 1/1/2012
Multi-Manager Emerging Markets Equity	1.40%	*
Multi-Manager Global Real Estate	1.20%
Multi-Manager International Equity	1.35%	*
Multi-Manager Large Cap	1.10%
Multi-Manager Mid Cap	1.10%
Multi-Manager Small Cap	1.30%
Multi-Manager High Yield Opportunity	1.00%

*	Excludes acquired fund fees or advisory fee break-points.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTCC is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTCC oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTCC. NTI and NTCC manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2012, Axiom International Investors, LLC, PanAgora Asset Management, Inc., Pzena Investment Management LLC, Trilogy Global Advisors, LP and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2012, CBRE Clarion Securities LLC, Cohen & Steers Capital Management, Inc. and EII Realty Securities, Inc. are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2012, Altrinsic Global Advisors, LLC, NFJ Investment Group, LLC, Northern Cross, LLC, Tradewinds Global Investors, LLC, and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2012, Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and NWQ Investment Management Company, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2012, Geneva Capital Management Ltd., LSV Asset Management, Systematic Financial Management LP and TCW Investment Management Company are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2012, Allianz Global Investors Capital LLC, Cardinal Capital Management LLC, Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, and Riverbridge Partners, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2012, Loomis, Sayles & Company, L.P., Neuberger Berman Fixed Income LLC and Stone Harbor Investment Partners L.P. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

The investment advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved

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by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment advisers and/or their affiliates on any assets invested in the Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment advisers will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$964,121	$ —	$1,359,858
Multi-Manager Global Real Estate	—	492,973	—	531,322
Multi-Manager International Equity	—	1,975,696	—	2,722,470
Multi-Manager Large Cap	—	442,769	—	402,921
Multi-Manager Mid Cap	—	571,858	—	635,224
Multi-Manager Small Cap	—	287,885	—	370,908
Multi-Manager High Yield Opportunity	—	516,329	3,022	488,947

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

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NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$299,173	$(119,831)	$179,342	$1,632,765
Multi-Manager Global Real Estate	154,812	(4,041)	150,771	606,237
Multi-Manager International Equity	$184,192	$(127,112)	$57,080	$2,175,233
Multi-Manager Large Cap	221,014	(30,740)	190,274	936,509
Multi-Manager Mid Cap	230,903	(34,963)	195,940	865,629
Multi-Manager Small Cap	70,348	(20,579)	49,769	434,368
Multi-Manager High Yield Opportunity	25,340	(17,031)	8,309	632,342

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	28,171	$564,307	12,238	$191,521	(49,792)	$(938,891)	(9,383)	$(183,063)
Multi-Manager Global Real Estate	9,769	169,789	2,377	35,279	(13,041)	(215,551)	(895)	(10,483)
Multi-Manager International Equity	62,005	573,708	293	2,334	(159,345)	(1,396,158)	(97,047)	(820,116)
Multi-Manager Large Cap	39,138	353,891	3,401	28,458	(37,917)	(343,651)	4,622	38,698
Multi-Manager Mid Cap	17,423	204,377	2,467	25,826	(24,835)	(283,783)	(4,945)	(53,580)
Multi-Manager Small Cap	11,206	111,241	4,604	38,629	(19,534)	(185,799)	(3,724)	(35,929)
Multi-Manager High Yield Opportunity	26,365	274,142	1,936	19,355	(25,600)	(261,886)	2,701	31,611

Transactions in capital shares for the fiscal year ended March 31, 2011, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Multi-Manager Emerging Markets Equity	37,266		$826,483		7,062	$159,033	(28,493)	$(618,319)	15,835	$367,197
Multi-Manager Global Real Estate	11,025		194,591		2,560	44,546	(5,620)	(100,171)	7,965	138,966
Multi-Manager International Equity	90,873		855,454		87	849	(67,351)	(611,687)	23,609	244,616
Multi-Manager Large Cap	46,152		403,354		26	228	(23,282)	(191,819)	22,896	211,763
Multi-Manager Mid Cap	44,160	*	479,867	*	9	112	(11,716)	(124,848)	32,453	355,131
Multi-Manager Small Cap	20,849		192,737		—	—	(17,688)	(172,249)	3,161	20,488
Multi-Manager High Yield Opportunity	27,787		296,345		811	8,630	(9,778)	(104,118)	18,820	200,857

*	Numbers include assets received in connection with fund acquisitions of approximately 10,267,000 in shares sold and $104,119,000 in proceeds from shares sold.

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9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2012:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	$ —		Unrealized loss on foreign currency exchange contracts	$(1)		Hong Kong Shanghai Bank, UBS
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	2		Unrealized loss on foreign currency exchange contracts	(12)		Brown Bros., Citibank, CSFB
Multi-Manager International Equity	Equity contracts	Net unrealized appreciation	11	*	Net unrealized depreciation	—	*	UBS
	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	72		Unrealized loss on foreign currency exchange contracts	(63)		Barclays, Brown Bros., Citibank, CSFB, Hong Kong Shanghai Bank, JP Morgan Chase Bank, Morgan Stanley, Standard Chartered Bank, UBS
Multi-Manager Large Cap	Equity contracts	Net unrealized appreciation	241	*	Net unrealized depreciation	—	*	UBS
Multi-Manager Mid Cap	Equity contracts	Net unrealized appreciation	160	*	Net unrealized depreciation	—	*	UBS
Multi-Manager Small Cap	Equity contracts	Net unrealized appreciation	32	*	Net unrealized depreciation	—	*	UBS
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Unrealized gain on foreign currency exchange contracts	16		Unrealized loss on foreign currency exchange contracts	(224)		Barclays, JP Morgan Chase Bank

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2012:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	$(1,296)
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(157)
Multi-Manager International Equity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	2,206
	Equity contracts	Net realized gains (losses) on futures contracts	264
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	2,674
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,296
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	(107)
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	816
Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	$(5)
Multi-Manager Global Real Estate	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(11)
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,891)
	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	1,951
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(201)
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(685)
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(326)
Multi-Manager High Yield Opportunity	Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(165)

Volume of derivative activity for the fiscal year ended March 31, 2012*:

	FOREIGN CURRENCY EXCHANGE CONTRACTS**		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***
Multi-Manager Emerging Markets Equity	402	$567	—	$ —
Multi-Manager Global Real Estate	715	212	—	—
Multi-Manager International Equity	2,272	917	128	5,963
Multi-Manager Large Cap	—	—	133	1,775
Multi-Manager Mid Cap	—	—	91	2,585
Multi-Managers Small Cap	—	—	103	1,264
Multi-Manager High Yield Opportunity	191	674	—	—

*	Activity during the period is measured by number of trades during the year and average notional amount for foreign currency exchange and futures equity contracts.

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MULTI-MANAGER FUNDS

MARCH 31, 2012

**	Foreign currency exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 20. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, agent banks, and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2012:

Fund	QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	30.74%
Multi-Manager Global Real Estate	66.44%
Multi-Manager International Equity	100.00%
Multi-Manager Large Cap	100.00%
Multi-Manager Mid Cap	100.00%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Large Cap	100.00%
Multi-Manager Mid Cap	100.00%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2011, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager Emerging Markets Equity	$1.9529
Multi-Manager Global Real Estate	0.9484
Multi-Manager Large Cap	0.2683
Multi-Manager Mid Cap	0.3511
Multi-Manager Small Cap	0.9288
Multi-Mananger High Yield Opportunity	0.1819

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0320	$0.2735
Multi-Manager Global Real Estate	0.0190	0.1190
Multi-Manager International Equity	0.0235	0.1988

NORTHERN FUNDS ANNUAL REPORT	95	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 84), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 89), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.42%	$1,000.00	$1,217.20	$7.87
Hypothetical**	1.42%	$1,000.00	$1,017.90	$7.16

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.25%	$1,000.00	$1,213.50	$6.92
Hypothetical**	1.25%	$1,000.00	$1,018.75	$6.31

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.36%	$1,000.00	$1,160.40	$7.35
Hypothetical**	1.36%	$1,000.00	$1,018.20	$6.86

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.14%	$1,000.00	$1,257.80	$6.43
Hypothetical**	1.14%	$1,000.00	$1,019.30	$5.76

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.15%	$1,000.00	$1,275.70	$6.54
Hypothetical**	1.15%	$1,000.00	$1,019.25	$5.81

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.35%	$1,000.00	$1,264.50	$7.64
Hypothetical**	1.35%	$1,000.00	$1,018.25	$6.81

MULTI-MANAGER FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2012 (UNAUDITED)

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	1.05%	$1,000.00	$1,118.60	$5.56
Hypothetical**	1.05%	$1,000.00	$1,019.75	$5.30

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios (including 7 Multi-Manager portfolios) and Northern Institutional Funds offers 20 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2006

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2006

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2006

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2006

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center since 2007;

•  Trustee of Wellesley College since 2010.

• None

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MULTI-MANAGER FUNDS

MARCH 31, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Richard P. Strubel Age: 72 Trustee since 2006 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).
INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN MULTI-MANAGER FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow (4) Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Moskow is deemed to be an “interested” Trustee because he beneficially owns shares of Allianz SE (formerly Allianz AG), a parent company of Allianz Global Investors Capital LLC, sub-adviser to the Multi-Manager Small Cap Fund.

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MULTI-MANAGER FUNDS

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., and The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS	MARCH 31, 2012 (UNAUDITED)

The Board of Trustees (the “Trustees”) oversees the management of Northern Funds and reviews the investment performance and expenses and expenses of the investment funds covered by this report (the “Multi-Manager Funds”) at regularly scheduled meetings during the Multi-Manager Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Multi-Manager Funds with The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. (together, the “Investment Advisers”). The Trustees also consider and approve agreements among the Investment Advisers and the sub-advisers that advise the Multi-Manager Funds.

NORTHERN CROSS, LLC SUB-ADVISORY AGREEMENT

At a special meeting held on January 26, 2012 (the “Meeting”), the Trustees, including the Independent Trustees voting separately, considered and approved a sub-advisory agreement (the “Northern Cross Agreement”) with respect to the Multi-Manager International Equity Fund (the “International Equity Fund”) among the Investment Advisers and Northern Cross, LLC (the “New Sub-Adviser”). In connection with the Meeting, the Trustees reviewed information and written materials from the Investment Advisers and the New Sub-Adviser regarding (i) the nature and quality of the investment advisory services to be provided by the New Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the New Sub-Adviser’s financial condition, history of operations and ownership structure; (iii) the New Sub-Adviser’s brokerage and soft dollar practices; (iv) the New Sub-Adviser’s investment strategies and styles of investing; (v) the performance history of the New Sub-Adviser with respect to accounts or funds managed similarly to the Fund for which it was being engaged and hypothetical performance information and portfolio attributes; (vi) the New Sub-Adviser’s compliance policies and procedures (including its codes of ethics) and the Trust’s Chief Compliance Officer’s evaluations of such policies and procedures; (vii) the New Sub-Adviser’s conflicts of interest in managing the Fund; and (viii) the terms of the New Sub-Advisory Agreement. The Trustees also considered the Investment Advisers’ explanations for why the New Sub-Adviser was expected to improve Fund performance and/or decrease risk in the Fund.

The Trustees also reviewed the Investment Advisers’ proprietary method for allocating assets among the various sub-advisers and the proposed allocations of assets among the New Sub-Adviser and the other sub-advisers to the Fund.

In connection with the approvals of the New Sub-Advisory Agreement for the Fund, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to the New Sub-Adviser.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by the Investment Advisers with respect to the New Sub-Adviser’s operations, qualifications and experience in managing the type of strategies for which the New Sub-Adviser was being engaged. The Trustees also considered the Trust’s Chief Compliance Officer’s evaluation of the New Sub-Adviser’s compliance programs and the recommended compliance monitoring schedule for the New Sub-Adviser. The Trustees noted that the New Sub-Adviser was a relatively small investment advisory firm but that it had considerable experience in managing registered mutual funds and had a satisfactory compliance record.

Fees and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Adviser is paid by the Investment Advisers out of their advisory fees and not by the Fund. The Trustees also believed, based on the representations of the Investment Advisers, that the New Sub-Advisory Agreement had been negotiated at arms length among the Investment Advisers and the New Sub-Adviser. The Trustees also considered comparisons of the New Sub-Adviser’s fees at various levels of the Fund and in relation to other existing sub-advisers to the Fund. Additionally, the Trustees considered information with respect to the standard fees charged by the New Sub-Adviser to other similar institutional accounts. Finally, the Trustees considered the Investment Advisers’ representations that the fees to be paid to the New Sub-Adviser were reasonable in light of the anticipated quality of services to be provided by the New Sub-Adviser.

The Trustees also considered projected profitability to the Investment Advisers of the International Equity Fund before and after the addition of the New Sub-Adviser. These comparisons showed no material change to the Investment Advisers’ profitability. The Trustees did not consider the New Sub-Adviser’s projected profitability as they did not consider it to be particularly relevant because the Investment Advisers would be paying the New Sub-Adviser out of their advisory fees. The Trustees therefore believed that the Investment Advisers had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the past performance information presented with respect to the New Sub-Adviser and the Investment Advisers’ evaluation of that performance. This information was compared to performance information with respect to the Fund’s applicable benchmark. It was noted that the New Sub-Adviser had a particular style that would underperform in some markets. In addition, the Trustees reviewed a report prepared by the Investment Advisers showing the hypothetical

NORTHERN FUNDS ANNUAL REPORT	103	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS continued	MARCH 31, 2012 (UNAUDITED)

performance of the Fund over various time periods if the New Sub-Adviser had been managing the Fund along with the existing sub-advisers to the Fund.

Economies of Scale

The Trustees considered that the New Sub-Advisory Agreement and the Advisory Agreement both contained breakpoints in fees at various asset levels. The Trustees also considered information prepared by the Investment Advisers that showed that the levels of aggregate sub-advisory fee rates decreased as the Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Fund primarily at the advisory level given that the Investment Advisers would be paying the New Sub-Adviser out of their advisory fees.

Other Benefits

The Trustees did not believe that there were substantial other benefits to be realized by the New Sub-Adviser as a result of its sub-advisory services to the Fund.

Based on the Trustees’ deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees proposed to be paid to the New Sub-Adviser were reasonable in light of the services to be provided by it and that the New Sub-Advisory Agreement should be approved.

MULTI-MANAGER FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	105	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MULTI-MANAGER FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS EQUITY FUND2,4

GLOBAL REAL ESTATE FUND4,6,8

HIGH YIELD OPPORTUNITY FUND1,5

INTERNATIONAL EQUITY FUND3,4,6

LARGE CAP FUND4

MID CAP FUND4,7

SMALL CAP FUND4,9

1 Bond Risk: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Emerging and Frontier Markets Risk: Emerging and frontier market investing may be subject to additional economic, political, liquidity and currency risks not associated with more developed countries. Additionally, frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

3 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

4 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

5 High Yield Risk: Although a high yield fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that a high yield fund’s share price will decline.

6 International Risk: International investing involves increased risk and volatility.

7 Mid Cap Risk: Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

8 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investments in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

9 Small Cap Risk: Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN FUNDS ANNUAL REPORT	107	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENTS OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND

8	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	FUND EXPENSES

18	TRUSTEES AND OFFICERS

26	BENCHMARK INFORMATION

27	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Global Tactical Asset Allocation Fund prospectus, which contains complete information about Northern Global Tactical Asset Allocation Fund’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value (NAV) assuming reinvestment of all dividends and distributions.

Performance of the Fund is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the Northern Global Tactical Asset Allocation Fund’s performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Northern Global Tactical Asset Allocation Fund in the future. These statements are based on Northern Global Tactical Asset Allocation Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Global Tactical Asset Allocation Fund management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2012 incorporated another full dose of challenges. Worries about Europe’s sovereign debt problems and the economic recovery produced a backdrop of rapidly evolving policy directives, growth expectations and risk appetites. Although memories of the crisis period have faded, market participants have yet to figure out the reshaped economic and financial landscapes, or whether it is time to embrace an environment of risk taking and economic expansion instead of the safety and sluggish growth of recent years.

The path of investor sentiment and asset returns followed a bumpy but improving trend, with the strongest results coming in the final quarter of the period. Generally speaking, higher-risk assets performed poorly while bonds did well, and U.S. markets outperformed the international developed and emerging market regions. Gold was the best-performing asset class, returning nearly 16%, followed by Treasury Inflation Protected Securities (TIPS), which rose 12.5%, due largely to efforts by the Federal Reserve to drive down long-term Treasury yields. Also benefiting from the Federal Reserve’s policy actions were large cap U.S. stocks which gained more than 8%. Most segments of the bond market, including high-yield, generated moderately positive returns. Non-U.S. equities posted declines due to persistent worries about debt and regional growth. Commodities declined by 11.4%.

Amid the shifting macro backdrops, the Global Tactical Asset Allocation Fund’s allocation mix changed only modestly during the period. Relative to its strategic allocation norms, the Fund began the period with modest overweights to equities and alternative investments, and underweights to bonds and cash. At the close of the period, the Fund was equal-weight equities and bonds, overweight alternatives and underweight in cash. At the sub-asset class level, the Fund held consistent overweight positions in U.S. equities, high-yield bonds and gold, and underweights in developed ex-U.S. equities, investment-grade bonds and cash. The Fund gained 4.87% during the period, versus 6.01% for the Asset Allocation Blend Index (Blend Index) and 4.57% for the Internal Reference Benchmark†. The Fund maintained a relatively conservative overall risk profile which was the key factor in its underperformance versus the Blend Index. The Fund is currently positioned for a subpar economic expansion that is still prone to setbacks but remains well-supported by aggressive monetary policy actions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2012
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL TACTICAL ASSET ALLOCATION	4.87%	3.12%	3.90%	6.26%

BLEND INDEX	6.01	3.35	5.73	7.73

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

†Information about Benchmarks and Investment Considerations can be found on page 26 and page 27.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

PORTFOLIO MANAGERS

PETER J. FLOOD With Northern Trust since 1979

DANIEL J. PHILLIPS With Northern Trust since 2005

FUND FACTS (as of 3/31/12)
TICKER SYMBOL	BBALX
INCEPTION DATE	7/1/93
NET ASSETS	$35 MILLION
NET ASSET VALUE	$10.61
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.52%
NET EXPENSE RATIO	0.26%

(1) The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

* Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2012

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND *
ASSETS:
Investments, at cost(1)	$32,998
Investments, at value(2)	$35,230
Dividend income receivable	6
Receivable for securities sold	14
Receivable for fund shares sold	351
Receivable from investment adviser	2
Prepaid and other assets	1
Total Assets	35,604
LIABILITIES:
Payable for securities purchased	366
Payable for fund shares redeemed	16
Payable to affiliates:
Investment advisory fees	1
Administration fees	1
Custody and accounting fees	3
Shareholder servicing fees	1
Transfer agent fees	1
Trustee fees	4
Accrued other liabilities	17
Total Liabilities	410
Net Assets	$35,194
ANALYSIS OF NET ASSETS:
Capital stock	$39,309
Accumulated undistributed net investment income	43
Accumulated undistributed net realized loss	(6,390)
Net unrealized appreciation	2,232
Net Assets	$35,194
Shares Outstanding ($.0001 par value, unlimited shares authorized):	3,316
Net Asset Value, Redemption and Offering Price Per Share:	$10.61

(1)	Amount includes cost of $30,957 in affiliated funds.
(2)	Amount includes value of $33,150 in affiliated funds.

*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF OPERATIONS	FOUR MONTHS ENDED MARCH 31, 2012 OR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

	GLOBAL TACTICAL ASSET ALLOCATION FUND *
Amounts in thousands	MARCH 31, 2012	NOV. 30, 2011
INVESTMENT INCOME:
Dividend income(1)	$333	$500
Other income	–	36
Total Investment Income	333	536
EXPENSES:
Investment advisory fees	25	46
Administration fees	15	22
Custody fees	12	48
Accounting fees	8	8
Transfer agent fees	10	10
Blue sky fees	4	51
SEC fees	2	–
Printing fees	12	25
Audit fees	4	29
Legal fees	2	7
Shareholder servicing fees	–	7
Trustee fees	2	7
Other	3	13
Total Expenses	99	273
Less waivers of investment advisory fees	(10)	(18)
Less expenses reimbursed by administrator	–	(88)
Less expenses reimbursed by investment adviser	(64)	(114)
Net Expenses	25	53
Net Investment Income	308	483
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investments(2)	(5)	1,155
Net change in unrealized appreciation (depreciation) on investments(3)	1,714	(543)
Net Gains	1,709	612
Net Increase in Net Assets Resulting from Operations	$2,017	$1,095

(1)	Amount includes dividend income from affiliated funds of $333 and $485 for the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively.
(2)	Amount includes net realized gain (loss) from affiliated funds of $(41) and $787, which includes capital gain distributions from affiliated funds of $7 and $3, for the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively.
(3)	Amount includes net change in unrealized appreciation (depreciation) from affiliated funds of $1,830 and $(469) for the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively.

*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS	FOUR MONTHS ENDED MARCH 31, 2012 OR THE FISCAL YEARS ENDED NOVEMBER 30, 2011 OR 2010

	GLOBAL TACTICAL ASSET ALLOCATION FUND *
Amounts in thousands	MARCH 31, 2012	NOV. 30, 2011	NOV. 30, 2010
OPERATIONS:
Net investment income	$308	$483	$508
Net realized gains (losses)	(5)	1,155	3,194
Net change in unrealized appreciation (depreciation)	1,714	(543)	(2,484)
Net Increase in Net Assets Resulting from Operations	2,017	1,095	1,218
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A/Shares share transactions	7,074	12,489	(7,698)
Net decrease in net assets resulting from Class C share transactions	–	(4,234)	(53)
Net decrease in net assets resulting from Class D share transactions	–	(40)	(11)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,074	8,215	(7,762)
DISTRIBUTIONS TO CLASS A/SHARES SHAREHOLDERS:
From net investment income	(270)	(422)	(424)
Total Distributions to Class A/Shares shareholders	(270)	(422)	(424)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–	(56)	(86)
Total Distributions to Class C shareholders	–	(56)	(86)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	–	–	(1)
Total Distributions to Class D shareholders	–	–	(1)
Total Increase (Decrease) in Net Assets	8,821	8,832	(7,055)
NET ASSETS:
Beginning of period	26,373	17,541	24,596
End of period	$35,194	$26,373	$17,541
Accumulated Undistributed Net Investment Income (Loss)	$43	$5	$(1)

*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND *	SHARES/CLASS A SHARES
Selected per share data	FOUR MONTHS ENDED MARCH 31, 2012		YEAR ENDED NOV. 30, 2011		YEAR ENDED NOV. 30, 2010(1)		YEAR ENDED NOV. 30, 2009(1)		YEAR ENDED NOV. 30, 2008(1)		YEAR ENDED NOV. 30, 2007(1)
Net Asset Value, Beginning of Period	$9.97		$9.80		$9.33		$7.81		$12.56		$12.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.24	(2)	0.23		0.41		0.22		0.30
Net realized and unrealized gains (losses)	0.63		0.19		0.47		1.34		(2.74)		0.42
Total from Investment Operations	0.73		0.43		0.70		1.75		(2.52)		0.72
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)		(0.26)		(0.23)		(0.23)		(0.22)		(0.34)
From net realized gains	–		–		–		–		(2.01)		(0.43)
Total Distributions Paid	(0.09)		(0.26)		(0.23)		(0.23)		(2.23)		(0.77)
Net Asset Value, End of Period	$10.61		$9.97		$9.80		$9.33		$7.81		$12.56
Total Return(3)	7.42%		4.37%		7.66%		22.77%		(23.97)%		5.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$35,194		$26,373		$13,518		$20,708		$17,426		$61,967
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.26	%(5)(6)	0.25	%(5)(6)	0.25	%(6)	0.24	%(6)	0.37	%(6)(7)	0.61%
Expenses, before waivers, reimbursements and credits	1.01	%(6)	1.50	%(6)	1.03	%(6)	0.99	%(6)	0.77	%(6)(7)	0.82%
Net investment income, net of waivers, reimbursements and credits	3.12	%(5)	2.58	%(2)(5)	2.49%		4.88%		2.25%		2.38%
Net investment income, before waivers, reimbursements and credits	2.37%		1.33	%(2)	1.71%		4.13%		1.85%		2.17%
Portfolio Turnover Rate	14.46%		76.63%		87.17%		126.86%		398.83%		147.04%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.005 percent of average net assets for the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.
(7)	Expense ratios decreased from the prior year due to the Fund changing its investment strategy to an asset allocation fund.

*	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND(A)	MARCH 31, 2012

	NUMBER OF SHARES	VALUE (000S)
FUND ALLOCATION - INVESTMENT COMPANIES - 100.1%

FlexShares Morningstar Global Upstream Natural Resources Index Fund(1)	19,407	$690

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund(1)	27,269	698

SPDR Gold Trust ETF *	12,829	2,080

Northern Funds - Bond Index Fund(1)	437,294	4,749

Northern Funds - Emerging Markets Equity Index Fund(1)	211,370	2,463

Northern Funds - Global Real Estate Index Fund(1)	125,935	1,055

Northern Funds - High Yield Fixed Income Fund(1)	625,599	4,573

Northern Funds - Mid Cap Index Fund(1)	66,726	879

Northern Institutional Funds - Diversified Assets Portfolio(1)	101,619	102

Northern Institutional Funds - Equity Index Portfolio(1)	627,728	8,795

Northern Institutional Funds - International Equity Index Portfolio(1)	433,759	3,518

Northern Institutional Funds - Short Bond Portfolio(1)	248,509	4,749
Northern Institutional Funds - Small Company Index Portfolio(1)	47,333	879
Total Investment Companies
(Cost $32,998)		35,230

Total Investments - 100.1%
(Cost $32,998)		35,230
Liabilities less Other Assets - (0.1)%		(36)
NET ASSETS - 100.0%		$35,194

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to other Northern Funds, to the Northern Institutional Funds and to FlexShares Trust.

*	Non-Income Producing Security

ETF - Exchange Traded Fund

NF - Northern Funds

NIF - Northern Institutional Funds

TIPS - Treasury Inflation Protected Securities

Percentages shown are based on Net Assets.

At March 31, 2012, the asset class weightings (unaudited) for the Global Tactical Asset Allocation Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity - Large	24.9%	NIF Equity Index
U.S. Equity - Mid	2.5	NF Mid Cap Index
U.S. Equity - Small	2.5	NIF Small Company Index
Non U.S. Equity - Developed	10.0	NIF International Equity Index
Non U.S. Equity - Emerging Markets	7.0	NF Emerging Markets Equity Index
Global Real Estate	3.0	NF Global Real Estate Index
U.S. Bonds - High Yield	13.0	NF High Yield Fixed Income
U.S. Bonds - Intermediate	13.5	NF Bond Index
U.S. Bonds - Inflation Protected	2.0	FlexShares iBoxx 5-Year Target Duration TIPS Index
U.S. Bonds - Short	13.5	NIF Short Bond
Gold	5.9	SPDR Gold Trust ETF
Global Natural Resources	1.9	FlexShares Morningstar Global Upstream Natural Resources Index
Cash	0.3	NIF Diversified Assets
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Global Tactical Asset Allocation Fund’s investments, which are carried at fair value, as of March 31, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$35,230	$–	$–	$35,230

The Fund discloses significant transfers between levels based on valuations at the end of each reporting period. At March 31, 2012, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2011. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

(A)	Formerly the Global Tactical Asset Allocation Portfolio of the Northern Institutional Funds. See Note 1 in the Financial Statements.

See Notes to the Financial Statements.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 44 portfolios as of March 31, 2012, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to August 1, 2011, the Fund operated as the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds. The Predecessor Fund was authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. The Predecessor Fund, pursuant to a Plan of Reorganization approved by the Predecessor Fund’s Board of Trustees on February 17, 2011, was reorganized into the Fund on August 1, 2011 (the “Reorganization”), at which time the Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Fund had no net assets or operations and therefore, activity shown in the Statements of Operations and Statements of Changes in Net Assets prior to the Reorganization represents the operations and changes in net assets of the Predecessor Fund. The cost basis of the investments transferred from the Predecessor Fund was carried forward to the Fund for accounting and tax purposes.

On March 31, 2012, the Fund’s fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies are valued at net asset value (“NAV”). Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees, has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2012

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

For the fiscal year ended November 30, 2011, other income includes a one-time voluntary contribution of approximately $36,000 by Northern Trust, relating to shareholder servicing fees earned by Northern Trust.

C) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Prior to August 1, 2011, certain expenses arising in connection with a class of shares of the Predecessor Fund were charged to that class of shares, and all other expenses were allocated among the classes based on relative net assets. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

D) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2012, the Fund did not have any such reclassifications.

E) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Fund for the four month period ended March 31, 2012. Consequently, capital losses incurred by the Fund in taxable years beginning with the taxable period ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Fund in taxable years beginning before the taxable period ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable period ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2012, the capital loss carryforward for U.S. federal income tax purposes and its respective year of expiration was as follows:

Amounts in thousands	MARCH 31, 2017
Global Tactical Asset Allocation	$6,093

The Fund may offset future capital gains with this capital loss carryforward.

At March 31, 2012, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Tactical Asset Allocation	$46	$ —	$1,935

*	Ordinary income includes short-term capital gains, if any.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the four months ended March 31, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$270	$ —

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$478	$ —

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the fiscal years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLANS

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. These expenses are included in the Statements of Operations under Shareholder servicing fees for the four months ended March 31, 2012. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the four months ended March 31, 2012.

Prior to August 1, 2011, the Northern Institutional Funds adopted a Shareholder Servicing Plan pursuant to which it entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class C and D shares of the Predecessor Fund. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary received a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares of the Predecessor Fund, respectively.

Class-specific shareholder servicing fees incurred by the Predecessor Fund for the eight months ended July 31, 2011 are included in the Statements of Operations under Shareholder servicing fees and were as follows:

Amounts in thousands	CLASS C	CLASS D
Global Tactical Asset Allocation	$4	$ —

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Trust’s Board of Trustees approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility became effective on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At March 31, 2012, the Fund did not have any outstanding borrowings.

The Fund did not have any borrowings or incur any interest expense during the four months ended March 31, 2012.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the following table (expressed as a percentage of the

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MARCH 31, 2012

Fund’s average daily net assets). For the four months ended March 31, 2012, the investment adviser contractually agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. Prior to August 1, 2011, the investment adviser was entitled to an advisory fee at the same annual rate as compensation for advisory services with respect to the Predecessor Fund. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets from August 1, 2011 through November 30, 2011 and for the four months ended March 31, 2012, were as follows:

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

NTI has contractually agreed to waive a portion of its advisory fees and reimburse certain expenses of the Fund so that after such reimbursement the total annual net fund operating expenses of the Fund will not exceed 0.25 percent of the average daily net assets outstanding for the Fund. NTI will first waive advisory fees payable and then reimburse other operating expenses of the Fund to the extent the amount of difference between the Fund’s operating expenses and the expense limit exceeds the advisory fees payable by the Fund. The advisory fees waived under this agreement are included in Less waivers of investment advisory fees as a reduction to Total Expenses on the Statements of Operations. The expenses reimbursed under this agreement are included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2013. After this date, the investment adviser or the Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Fund. Prior to August 1, 2011, Northern Trust received a fee, computed daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, of the Predecessor Fund.

Class-specific transfer agent fees incurred by the Predecessor Fund for the eight months ended July 31, 2011 are included in the Statements of Operations under Transfer agent fees and were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Global Tactical Asset Allocation	$1	$3	$ —

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of the Fund’s average daily net assets.

NTI also acted as administrator to the Predecessor Fund. NTI was entitled to an administration fee from the Predecessor Fund at the annual rate 0.10 percent of the average daily net assets of the Predecessor Fund. Under the administration agreement with Northern Institutional Funds, NTI had agreed to reimburse expenses (including fees payable to NTI for its services as administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of the Predecessor Fund’s average daily net assets. In addition, NTI had contractually agreed to reimburse an additional portion of the Predecessor Fund’s expenses so that the Predecessor Fund’s expenses did not exceed 0.09 percent of its average daily net assets. The expenses reimbursed during the eight months ended July 31, 2011, under such arrangements are shown as Less expenses reimbursed by administrator in the accompanying Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Fund has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Fund and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-DIVERSIFIED ASSETS PORTFOLIO

The Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Accordingly, the Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse the Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights. The exemptive order requires the Fund’s Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the four months ended March 31, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$ —	$11,407	$ —	$4,372

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2012, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$1,935	$ —	$1,935	$33,295

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the four months ended March 31, 2012, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	1,104	$11,377	22	$222	(455)	$(4,525)	671	$7,074

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GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2012

Transactions in capital shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Shares/Class A	1,557	$15,392	40	$401	(330)	$(3,304)	1,267	$12,489
Class C	24	253	6	56	(437)	(4,543)	(407)	(4,234)
Class D	—	—	—	—	(4)	(40)	(4)	(40)

Transactions in capital shares by the Predecessor Fund for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Class A	120	$1,140	45	$422	(1,008)	$(9,260)	(843)	$(7,698)
Class C	38	355	9	86	(52)	(494)	(5)	(53)
Class D	—	—	—	—	(1)	(11)	(1)	(11)

9. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the four months ended March 31, 2012, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$541	$259	$137	$1	$2	$690
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	514	243	65	—	1	698
Northern Funds — Bond Index Fund	3,457	1,782	482	18	54	4,749
Northern Funds — Emerging Markets Equity Index Fund	1,881	849	427	(79)	28	2,463
Northern Funds — Global Real Estate Index Fund	808	293	141	4	9	1,055
Northern Funds — High Yield Fixed Income Fund	3,351	1,427	407	5	94	4,573
Northern Funds — Mid Cap Index Fund	676	251	130	13	6	879
Northern Institutional Funds — Diversified Assets Portfolio	108	2,514	2,520	—	—	102
Northern Institutional Funds — Equity Index Portfolio	6,724	2,230	1,076	79	38	8,795
Northern Institutional Funds — International Equity Index Portfolio	2,713	1,204	587	(79)	73	3,518
Northern Institutional Funds — Short Bond Portfolio	3,472	1,690	450	1	21	4,749
Northern Institutional Funds — Small Company Index Portfolio	679	271	154	(4)	7	879
	$24,924	$13,013	$6,576	$(41)	$333	$33,150

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2012

IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Fund’s financial statement disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2012, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s statement of changes and the financial highlights for the periods ended prior to November 30, 2011 were audited by other auditors whose report, dated January 24, 2011, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Fund as of March 31, 2012, the results of its operations and the changes in its net assets and the financial highlights for the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2012

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2012 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the four months ended March 31, 2012 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Fund	12.07%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the four months ended March 31, 2012 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2012:

FUND	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Fund	43.15%

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2012 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/11 - 3/31/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/11	ENDING ACCOUNT VALUE 3/31/12	EXPENSES PAID* 10/1/11 - 3/31/12
Actual	0.26%	$1,000.00	$1,145.60	$1.39
Hypothetical**	0.26%	$1,000.00	$1,023.70	$1.32

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on four-month data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 2000

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2000

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex — 37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 2000 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 68 Trustee since 2007

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services).

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 55 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

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GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

The benchmark for the Global Tactical Asset Allocation Fund is the Asset Allocation Blend Index (Blend Index). The Blend Index consists of 55% Russell 1000® Index, 30% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE® Index and MSCI Emerging Markets Index. It is not possible to invest directly in an index.

† Internal Reference Benchmark represents the strategic asset allocation weights assigned annually by the Investment Policy Committee of Northern Trust — the baseline from which the Global Tactical Asset Allocation Fund’s portfolio managers tactically allocate within the Fund. As of August 18, 2011, the Internal Reference Benchmark consists of 18% S&P 500® Index, 3% S&P Mid Cap 400® Index, 3% Russell 2000® Index, 14% MSCI EAFE® Index, 2% MSCI EAFE® Small Cap Index, 7% MSCI Emerging Markets IndexSM, 16% Barclay’s Capital 1-3 Year U.S. Government/Credit Index, 16% Barclay’s Capital U.S. Aggregate Bond Index, 8% Barclay’s Capital U.S. Corporate High Yield 2% Issuer Cap Index, 2% iBoxx 5-Year Target Duration TIPS Index, 3% London PM Fix Index, 2% Morningstar Global Upstream Natural Resources Index, 4% FTSE® EPRA®/NAREIT® Global Index, 2% iMoneyNet Fund Avg. — First Tier Institutional.

Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment-grade fixed-income securities with remaining maturities of one year and longer. MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market. Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index based on market capitalization. MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small cap securities of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. With 2,345 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. Barclay’s Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years. Barclay’s Capital U.S. Corp. HY 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed-rate, non-investment grade debt. iBoxx 5-Year Target Duration TIPS Index measures the performance of Treasury Inflation Protected Securities (TIPS) as determined by Markit iBoxx’s proprietary index methodology. The iBoxx index methodology targets a modified adjusted duration of 5.0 years and defines the eligible universe of TIPS as having no less than three years and no more than 20 years until maturity as of the index determination date. London PM Fix (Gold) Market determined price for gold. Morningstar Global Upstream Natural Resources Index measures the performance of stocks issued by companies that have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors as defined by Morningstar’s industry classification standards. Individual stock weights as well as category and regional exposure are capped to provide diversified exposure. FTSE®EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE®EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 48 countries worldwide. iMoneyNet Fund Avg. — First Tier Institutional category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier CP, floating rate notes and asset-backed commercial paper.

GLOBAL TACTICAL ASSET ALLOCATION FUND	26	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4

1 Asset Allocation Risk: An asset allocation strategy does not guarantee any specific result or profit nor protect against a loss.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

3 International Risk: International investing involves increased risk and volatility.

4 Interest Rate Risk: Increases in prevailing interest rates will cause fixed income securities, including convertible securities, held by the Fund to decline in value.

NORTHERN FUNDS ANNUAL REPORT	27	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2012(7)					2011
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$738,000		N/A	N/A		$677,250		N/A	N/A

(b) Audit-Related Fees	$152,550	(1)	$0	$161,000	(3)	$139,750	(1)	$0	$180,750	(3)

(c) Tax Fees	$128,700	(2)	$0	$498,000	(4)	$118,250	(2)	$0	$479,600	(4)

(d) All Other Fees	$0		$0	$330,000	(6)	$0		$0	$532,000	(5)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to forensic consulting services for The Northern Trust Company.
(6)	Amounts relate to credit risk model validation, forensic consulting services and internal audit external assessment for The Northern Trust Company.
(7)

For the fiscal year ended November 30, 2011, Deloitte billed Global Tactical Asset Allocation Fund aggregate fees for services rendered to the Fund that were pre-approved of $16,400, $3,390 and $2,860 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On August 1, 2011, the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds was reorganized into the Global Tactical Asset Allocation Fund. Accordingly, the fees billed to the Global Tactical Asset Allocation Fund by Deloitte for the fiscal year ended November 30, 2011 are included in the fiscal year ended March 31, 2012.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2012 and March 31, 2011 are Northern Trust Investments, Inc. (“NTI”), Northern Trust Global Investments Limited (“NTGIL”) and The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTCC that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006 and amended on May 7, 2009 and November 4, 2011, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01

of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $1,270,250 and $1,450,350 for 2012 and 2011, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 3, 2011 (Accession Number 0001193125-11-158309).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 7, 2012

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 7, 2012